UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-7852

USAA MUTUAL FUNDS TRUST
(Exact name of registrant as specified in charter)

9800 Fredericksburg Road
San Antonio, TX 78288
(Address of principal executive offices and zip code)

Daniel J. Mavico USAA Mutual Funds Trust 9800 Fredericksburg Road San Antonio, TX 78288
Registrant's telephone number, including area code: (210) 498-0226
Date of fiscal year end: May 31
Date of reporting period: May 31, 2016
ITEM 1. REPORTS TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORTS FOR PERIOD ENDING May 31, 2016

[LOGO OF USAA]
   USAA(R)
                                   [GRAPHIC OF USAA CORNERSTONE AGGRESSIVE FUND]

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          ANNUAL REPORT
          USAA CORNERSTONE AGGRESSIVE FUND
          MAY 31, 2016

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PRESIDENT'S MESSAGE

"AN INVESTMENT PLAN CAN KEEP US FROM MAKING
HASTY PORTFOLIO DECISIONS BASED ON MARKET           [PHOTO OF BROOKS ENGLEHARDT]
TURMOIL, WHILE GIVING US FLEXIBILITY TO TAKE
ADVANTAGE OF ATTRACTIVE OPPORTUNITIES WHEN
THEY ARISE."

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JULY 2016

Global equity markets were volatile during the reporting period ended May 31,
2016. Concerns about the global economy--especially worries about China's growth and the potential "Brexit"--fueled the turmoil. Global stocks sold off in August to September 2015 and then again during the first six weeks of 2016. Both declines were followed by strong rallies. By the end of the reporting period, the broad U.S. stock market had generated a modest gain, but non-U.S. stocks stayed in negative territory.

U.S. stocks were able to recover their losses, in our opinion, because the U.S.
economy continued to grow (albeit slowly) and U.S. employers continued to add jobs. Market participants may have believed there was little chance of a recession in the near term. We remain cautious about the U.S. economic outlook at the time of this writing. Overall, in 2016, we expect the economy to continue running low and slow, with the weak 0.8% growth recorded in the first quarter of
2016 supporting this assessment.

Surprisingly, despite the disappointing economic data, investors were able to shrug off news of bad earnings during the reporting period. In the first quarter of 2016, companies comprising the S&P 500(R) Index suffered their fourth consecutive quarter of year-over-year earnings declines. Some commentators argued that the news was not that dismal if you factored out energy and metals and mining companies. At USAA Investments, we take the data as it is, not as we would prefer it to be. Indeed, we anticipate that corporate earnings will decline again in the second quarter of 2016. We also expect that revenues will continue to fall. To compensate for this, many companies have cut operating costs, reduced capital spending, and bought back their shares. However, we think they may have extracted most of what they can with these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Meanwhile, the Federal Reserve (the Fed) started raising interest rates during the reporting period, lifting the federal funds target rate by 0.25% in December
2015. At the same time, Fed policymakers mentioned that four

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interest rate increases were likely for 2016. They subsequently cut this projection to two interest rate increases, largely because of global market turmoil and weaker-than-expected U.S. economic data during the first quarter of
2016. In early June 2016, after a disappointing employment rate, investors appeared to dial back expectations further, pricing in just a single interest rate increase in 2016. At USAA Investments, we have believed for some time that
Fed policymakers are unlikely to raise interest rates rapidly because they do not want to jeopardize U.S. economic growth. We continue to believe one or two interest rate increases are likely in 2016. While there is a chance that inflation measures may turn higher, we believe those pressures are likely to be temporary.

Looking ahead, we expect market turbulence to continue. In volatile times, it can be a challenge to find investments that provide adequate compensation relative to the risk assumed. This is one reason we should all have an investment plan. An investment plan can help us stay focused on what is most important--our objectives, time horizon, and risk tolerance. An investment plan can keep us from making hasty portfolio decisions based on market turmoil, while giving us flexibility to take advantage of attractive opportunities when they arise. Time horizon is critical. After all, dramatic price movements like those seen during the reporting period can smooth into smaller dips in the long term.
If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead we will continue monitoring market conditions, global events, economic trends, Fed monetary policy, and other factors that could potentially affect your investments. We remain committed to providing you with our best advice, top-notch service, and a variety of mutual funds. At USAA Investments, we look forward to continuing to help you with your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities markets. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

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FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             11

    Report of Independent Registered
      Public Accounting Firm                                                  12

    Portfolio of Investments                                                  13

    Notes to Portfolio of Investments                                         34

    Financial Statements                                                      38

    Notes to Financial Statements                                             41

EXPENSE EXAMPLE                                                               58

ADVISORY AGREEMENT(S)                                                         60

TRUSTEES' AND OFFICERS' INFORMATION                                           65

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

207234-0716

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FUND OBJECTIVE

THE USAA CORNERSTONE AGGRESSIVE FUND (THE FUND) SEEKS CAPITAL
APPRECIATION OVER THE LONG TERM. THE FUND ALSO CONSIDERS THE POTENTIAL
FOR CURRENT INCOME.

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TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, and money market instruments. The
Fund will have a target asset class allocation of approximately 80% equity securities and 20% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant.
The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in securities issued by domestic or foreign companies. The Fund also may invest in fixed-income securities that are investment grade and below investment grade.

The Fund also may use alternative investment strategies, such as investments in real estate investment trusts and precious metals and minerals companies, and other instruments, including futures and options, from time to time, in an attempt to reduce its volatility over time and to enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company
    JOHN P. TOOHEY, CFA                                    ARNOLD J. ESPE, CFA
    WASIF A. LATIF                                         DAN DENBOW, CFA
    LANCE HUMPHREY, CFA*

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o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The prospect of slowing global growth, together with volatile energy prices and uncertainty about Federal Reserve (the Fed) policy, acted as a headwind to most segments of the financial markets during the reporting period ended
    May 31, 2016.

    Global equities generally lost ground during the reporting period. While large-cap U.S. equities produced a modest gain, U.S. small-cap stocks, developed-market stocks, and the emerging markets all closed at a loss. Two large selloffs--the first in August to September 2015, the second in January
    2016--accounted for the majority of the losses, offsetting positive returns during the rest of the reporting period.

    The first downturn largely stemmed from investors' expectation that the Fed was set to move off of its long-standing policy of zero interest rates at its September 2015 meeting. The Fed in fact held interest rates steady in
    September 2015, a positive surprise that fueled a short-lived recovery in financial assets. The Fed ultimately raised the federal funds target rate by a quarter point in December 2015, its first increase in more than nine years. Although this move was well-anticipated by the markets--meaning that it had only a limited short-term impact on stock prices--it nonetheless raised

    *Effective March 9, 2016, Lance Humphrey began co-managing the Fund.

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2  | USAA CORNERSTONE AGGRESSIVE FUND

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    fears that the Fed would raise interest rates several times during 2016.
    This concern, together with evidence of slowing global growth and worries about the potential effects of plunging oil prices, were the key factors in the selloff that occurred at the beginning of the new year. Despite this rough start, the markets quickly reversed course in mid-February 2016 after the central banks in Europe and Japan surprised investors by announcing aggressive, growth-oriented shifts in their monetary policies. Even though stocks moved well off of their February 2016 lows in the subsequent rally, the recovery was not enough to overcome their earlier weakness.

    The slow-growth environment, while challenging for equities, was a positive for the interest-rate sensitive segments of the bond market. Intermediate-
    and longer-term U.S. Treasuries performed particularly well, as the backdrop of sluggish growth and low inflation offset the prospect of tighter Fed policy. Investment-grade corporate bonds also delivered gains. After producing shaky returns through most of the reporting period, corporate bonds rallied late in the reporting period. The drop in short-term interest rates to below-zero levels in Europe and Japan fueled renewed demand for higher-yielding assets. While the investment-grade market performed well for the reporting period, high-yield bonds posted a loss. The bulk of the shortfall occurred in the second half of 2015, when the asset class was pressured by elevated investor risk aversion and worries that falling commodity prices would lead to increased defaults among smaller energy and mining issuers.

o   HOW DID THE USAA CORNERSTONE AGGRESSIVE FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    For the reporting period ended May 31, 2016, the Fund had a total return of
    -6.26%. This compares to return of -5.42% for the MSCI All-Country World
    Index and -2.56% for the Cornerstone Aggressive Composite Index.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund's equity allocation posted varied results. Within the domestic portion of the Fund, large-cap stocks gained ground but lagged the overall market due to the impact of individual stock selection. The Fund's modest weightings in mid-and small-cap stocks detracted from performance, as both asset classes finished at a loss. We have positioned the Fund in favor of large-cap over small-cap stocks, as we have found larger companies generally tend to be more attractively valued on a relative basis.

    The Fund's weighting in developed-market international stocks detracted from performance. The asset class underperformed the U.S. market by a considerable margin, reflecting the relative weakness in economic growth overseas. Still, we continue to see an opportunity in international equities due to the combination of their attractive valuations and the potential for improved corporate earnings both this year and next. The Fund's allocation to emerging-markets stocks also lost ground, reflecting concerns about slower growth in China, the strength of the U.S. dollar, and the slump in commodity prices. On the plus side, the Fund's small allocation to gold stocks delivered a strong, double-digit gain.

    The Fund benefited from a weighting in bonds, which provided income and positive total returns, as well as a measure of stability during a reporting period with volatility in stocks. However, the Fund experienced mixed results within its fixed-income portfolio. The bond allocation incorporates both exchange-traded funds (ETFs) and an actively managed portfolio of individual bonds. Within the ETF segment, the Fund holds two funds that provide exposure to the broader investment-grade and high-yield bond markets, respectively. The investment-grade bond fund performed well during the reporting period, but the allocation to high-yield bonds finished with a negative total return. However, we continue to see an opportunity in high-yield bonds, which we believe offers a

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4  | USAA CORNERSTONE AGGRESSIVE FUND

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    favorable risk-reward profile in relation to equities. The actively managed portfolio of individual bonds, while producing a gain, underperformed due to security selection within its investment-grade and high-yield segments. The
    Fund made up for some of the shortfall through a substantial position in
    U.S. Treasuries, which provided a measure of protection against the credit risk in the corporate bond portfolio. Given that U.S. Treasuries produced strong performance during the reporting period, this aspect of the Fund's strategy contributed positively to its results.

    We continue to hold a cautious view regarding the overall outlook for the financial markets. Although the investment backdrop remains generally favorable--highlighted by a growing U.S. economy, supportive central bank policies, and compelling valuations for stocks overseas--the potential for negative surprises is high. China's growth outlook, volatility in commodity prices, geopolitical headlines, and the approaching U.S. elections are all factors that could lead to unstable short-term market performance in the months ahead. Amid this uncertain outlook, our approach is to remain true to our longstanding strategy of using fundamentals and valuations to construct portfolios that can capitalize on a wide range of potential outcomes. We believe this steady approach is appropriate at a time in which risks and opportunities appear to be in equal balance.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things: (1)
    exchange-traded funds; (2) futures, options, and other derivatives; (3)
    non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments;
    (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility.
    It may be more volatile than other asset classes that diversify across many industries and companies. o Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA CORNERSTONE AGGRESSIVE FUND (THE FUND)
(Ticker Symbol: UCAGX)

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                                              5/31/16               5/31/15
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Net Assets                                 $222.2 Million        $202.3 Million
Net Asset Value Per Share                      $11.33                $12.35

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                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
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    1 YEAR                                             SINCE INCEPTION 6/8/12
    -6.26%                                                     5.91%

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                        EXPENSE RATIOS AS OF 5/31/15*
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    BEFORE REIMBURSEMENT          1.54%         AFTER REIMBURSEMENT     1.24%

             (Includes acquired fund fees and expenses of 0.14%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management
Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the
Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of
Trustees and may be changed or terminated by the Manager at any time after
October 1, 2016. If the total annual operating expense ratio of the Fund is lower than 1.10%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial
Highlights, which excludes acquired fund fees and expenses. Effective October 1,
2015, the investment management fee was decreased from 0.75% to 0.70% of the
Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

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6  | USAA CORNERSTONE AGGRESSIVE FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     MSCI ALL-COUNTRY      CORNERSTONE AGGRESSIVE      USAA CORNERSTONE
                       WORLD INDEX            COMPOSITE INDEX           AGGRESSIVE FUND
05/31/12               $10,000.00               $10,000.00                $10,000.00
06/30/12                10,493.89                10,375.19                 10,330.00
07/31/12                10,637.55                10,512.07                 10,390.00
08/31/12                10,868.84                10,708.77                 10,610.00
09/30/12                11,211.17                10,965.51                 10,850.00
10/31/12                11,136.45                10,884.98                 10,810.00
11/30/12                11,278.85                10,984.63                 10,870.00
12/31/12                11,534.33                11,164.56                 11,071.06
01/31/13                12,065.70                11,586.21                 11,399.70
02/28/13                12,063.82                11,627.36                 11,327.81
03/31/13                12,281.81                11,858.61                 11,502.40
04/30/13                12,635.33                12,110.82                 11,656.45
05/31/13                12,600.66                12,100.44                 11,605.10
06/30/13                12,232.36                11,814.94                 11,276.46
07/31/13                12,817.95                12,280.90                 11,697.53
08/31/13                12,550.90                12,052.86                 11,471.59
09/30/13                13,199.17                12,536.33                 11,820.77
10/31/13                13,729.68                12,947.18                 12,211.03
11/30/13                13,924.12                13,100.30                 12,344.54
12/31/13                14,164.33                13,292.33                 12,509.86
01/31/14                13,597.75                12,973.13                 12,155.11
02/28/14                14,254.63                13,499.26                 12,624.63
03/31/14                14,318.01                13,541.51                 12,645.49
04/30/14                14,454.31                13,631.63                 12,739.40
05/31/14                14,761.74                13,875.31                 12,937.63
06/30/14                15,039.67                14,121.09                 13,188.04
07/31/14                14,857.12                13,926.31                 12,989.80
08/31/14                15,185.29                14,250.64                 13,219.34
09/30/14                14,693.04                13,846.68                 12,812.43
10/31/14                14,796.48                14,021.69                 12,895.90
11/30/14                15,043.98                14,208.40                 13,052.40
12/31/14                14,753.68                14,042.85                 12,855.85
01/31/15                14,523.01                13,914.63                 12,758.13
02/28/15                15,331.53                14,497.23                 13,290.17
03/31/15                15,093.98                14,359.85                 13,105.58
04/30/15                15,531.92                14,614.57                 13,344.46
05/31/15                15,511.65                14,641.37                 13,409.60
06/30/15                15,146.48                14,370.10                 13,116.44
07/31/15                15,278.01                14,457.58                 13,192.45
08/31/15                14,230.69                13,708.05                 12,454.10
09/30/15                13,715.12                13,351.28                 12,074.07
10/31/15                14,791.55                14,148.43                 12,768.98
11/30/15                14,669.41                14,074.73                 12,682.12
12/31/15                14,404.86                13,859.39                 12,415.00
01/31/16                13,535.78                13,224.63                 11,805.00
02/29/16                13,442.98                13,194.21                 11,727.00
03/31/16                14,439.21                14,014.89                 12,393.00
04/30/16                14,652.35                14,202.69                 12,537.00
05/31/16                14,670.82                14,266.61                 12,570.00

                                   [END CHART]

                       Data from 5/31/12 through 5/31/16.*

                       See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI All-Country World Index and the Cornerstone
Aggressive Composite Index are calculated from the end of the month, May 31,
2012, while the inception date of the USAA Cornerstone Aggressive Fund is June
8, 2012. There may be a slight variation of the performance numbers because of this difference.

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                                                        INVESTMENT OVERVIEW |  7

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The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Aggressive Fund to the benchmarks listed below. The Manager has developed the Cornerstone Aggressive Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o   The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o   The Cornerstone Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI
    USA Investable Market Index (IMI) (46%), the MSCI ACWI ex USA IMI (30%), the
    Barclays U.S. Universal Index (18%), the Bloomberg Commodity Index Total
    Return (2%), the MSCI U.S. Real Estate Investment Trust (REIT) Index (2%),
    and the Barclays U.S. Treasury - Bills (1-3M) (2%).

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8  | USAA CORNERSTONE AGGRESSIVE FUND

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                         o TOP 10 HOLDINGS* - 5/31/16 o
                                (% of Net Assets)

iShares Core MSCI EAFE ETF** .............................................  10.8%
Vanguard FTSE Europe ETF** ...............................................   3.0%
iShares Core MSCI Emerging Markets ETF** .................................   2.9%
Vanguard FTSE Developed Markets ETF** ....................................   2.8%
Schwab Fundamental International
  Large Co. Index ETF ...................................................    2.7%
iShares iBoxx USD High Yield Corporate
  Bond ETF** ............................................................    2.6%
iShares Core S&P 500 ETF** ...............................................   2.2%
U.S. Treasury Note, 1.13%, 2/28/2021 .....................................   2.2%
iShares MSCI EAFE Minimum Volatility ETF** ...............................   1.9%
Vanguard Total Stock Market ETF** ........................................   1.8%

 * Excludes money market instruments.

** The Fund may rely on certain Securities and Exchange Commission (SEC)
   exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 13-33.

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                                                        INVESTMENT OVERVIEW |  9

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                        o ASSET ALLOCATION** - 5/31/16 o

                         [PIE CHART OF ASSET ALLOCATION]

U.S. EQUITY SECURITIES*                                                    43.5%
INTERNATIONAL EQUITY SECURITIES*                                           33.3%
U.S. TREASURY SECURITIES                                                    6.5%
MONEY MARKET INSTRUMENTS                                                    4.4%
CORPORATE OBLIGATIONS                                                       2.8%
U.S. GOVERNMENT AGENCY ISSUES                                               2.4%
GLOBAL REAL ESTATE EQUITY SECURITIES*                                       2.1%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                            2.0%
COMMERCIAL MORTGAGE SECURITIES                                              1.8%
EURODOLLAR AND YANKEE OBLIGATIONS                                           0.5%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.2%

                                   [END CHART]

 * The Fund may rely on certain Securities and Exchange Commission (SEC)
   exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

** Excludes futures.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 13-33.

================================================================================

10  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended
May 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts
(or, if subsequently determined to be different, the maximum amount allowable)
for the fiscal year ended May 31, 2016:

          DIVIDEND RECEIVED             LONG-TERM
         DEDUCTION (CORPORATE          CAPITAL GAIN         QUALIFIED INTEREST
           SHAREHOLDERS)(1)           DISTRIBUTIONS(2)            INCOME
         ---------------------------------------------------------------------
                49.34%                 $1,487,000               $770,000
         ---------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended May 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE AGGRESSIVE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Aggressive Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31,
2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
USAA Cornerstone Aggressive Fund at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2016

================================================================================

12  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2016

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             U.S. EQUITY SECURITIES (43.5%)

             COMMON STOCKS (30.0%)

             CONSUMER DISCRETIONARY (4.0%)
             -----------------------------
             ADVERTISING (0.3%)
      6,900  Omnicom Group, Inc.(a)                                                                          $    575
                                                                                                             --------
             APPAREL RETAIL (0.4%)
      1,290  Caleres, Inc.                                                                                         32
      1,650  Finish Line, Inc. "A"                                                                                 30
     11,000  TJX Companies, Inc.                                                                                  837
                                                                                                             --------
                                                                                                                  899
                                                                                                             --------
             APPAREL, ACCESSORIES & LUXURY GOODS (0.0%)
      1,850  Fossil Group, Inc.*                                                                                   51
                                                                                                             --------
             AUTO PARTS & EQUIPMENT (0.4%)
      2,570  Dana Holding Corp.                                                                                    31
      2,410  Gentex Corp.                                                                                          40
      2,280  Gentherm, Inc.*                                                                                       83
     17,900  Magna International, Inc.                                                                            726
                                                                                                             --------
                                                                                                                  880
                                                                                                             --------
             AUTOMOBILE MANUFACTURERS (0.3%)
     40,000  Ford Motor Co.                                                                                       540
        940  Thor Industries, Inc.                                                                                 61
                                                                                                             --------
                                                                                                                  601
                                                                                                             --------
             AUTOMOTIVE RETAIL (0.1%)
        980  Asbury Automotive Group, Inc.*                                                                        55
        740  CST Brands, Inc.                                                                                      28
        580  Lithia Motors, Inc. "A"                                                                               48
                                                                                                             --------
                                                                                                                  131
                                                                                                             --------
             BROADCASTING (0.2%)
      7,000  CBS Corp. "B"                                                                                        386
                                                                                                             --------
             FOOTWEAR (0.0%)
      2,370  Wolverine World Wide, Inc.                                                                            43
                                                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             GENERAL MERCHANDISE STORES (0.6%)
      4,300  Dollar General Corp.                                                                            $    386
     14,000  Target Corp.                                                                                         963
                                                                                                             --------
                                                                                                                1,349
                                                                                                             --------
             HOME IMPROVEMENT RETAIL (0.4%)
      6,900  Home Depot, Inc.                                                                                     912
                                                                                                             --------
             HOMEBUILDING (0.1%)
      2,130  M/I Homes, Inc.*                                                                                      40
      3,010  Meritage Homes Corp.*                                                                                110
         30  NVR, Inc.*                                                                                            52
      7,860  TRI Pointe Group, Inc.*                                                                               92
                                                                                                             --------
                                                                                                                  294
                                                                                                             --------
             HOTELS, RESORTS & CRUISE LINES (0.6%)
     20,200  Carnival Corp.                                                                                       964
      6,300  Royal Caribbean Cruises Ltd.                                                                         488
                                                                                                             --------
                                                                                                                1,452
                                                                                                             --------
             INTERNET RETAIL (0.4%)
      1,100  Amazon.com, Inc.*                                                                                    795
                                                                                                             --------
             PUBLISHING (0.0%)
      2,240  Gannett Co., Inc.                                                                                     35
        930  Meredith Corp.                                                                                        46
                                                                                                             --------
                                                                                                                   81
                                                                                                             --------
             SPECIALIZED CONSUMER SERVICES (0.1%)
      4,420  Service Corp. International                                                                          121
                                                                                                             --------
             SPECIALTY STORES (0.1%)
      1,840  Dick's Sporting Goods, Inc.                                                                           79
      3,980  Hibbett Sports, Inc.*                                                                                137
                                                                                                             --------
                                                                                                                  216
                                                                                                             --------
             Total Consumer Discretionary                                                                       8,786
                                                                                                             --------
             CONSUMER STAPLES (2.5%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.3%)
      6,100  Bunge Ltd.                                                                                           409
        940  Ingredion, Inc.                                                                                      111
                                                                                                             --------
                                                                                                                  520
                                                                                                             --------
             DRUG RETAIL (0.6%)
      7,450  CVS Health Corp.                                                                                     719
      8,800  Walgreens Boots Alliance, Inc.                                                                       681
                                                                                                             --------
                                                                                                                1,400
                                                                                                             --------

================================================================================

14  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             FOOD RETAIL (0.2%)
        680  Casey's General Stores, Inc.                                                                    $     82
      8,600  Kroger Co.                                                                                           307
                                                                                                             --------
                                                                                                                  389
                                                                                                             --------
             HOUSEHOLD PRODUCTS (0.2%)
      6,200  Procter & Gamble Co.                                                                                 502
                                                                                                             --------
             HYPERMARKETS & SUPER CENTERS (0.1%)
      2,600  Wal-Mart Stores, Inc.                                                                                184
                                                                                                             --------
             PACKAGED FOODS & MEAT (0.2%)
      2,660  Flowers Foods, Inc.                                                                                   50
      5,000  Kraft Heinz Co.                                                                                      416
                                                                                                             --------
                                                                                                                  466
                                                                                                             --------
             SOFT DRINKS (0.5%)
     11,400  PepsiCo, Inc.                                                                                      1,153
                                                                                                             --------
             TOBACCO (0.4%)
      3,500  Altria Group, Inc.(a)                                                                                223
      3,100  Philip Morris International, Inc.                                                                    306
      6,900  Reynolds American, Inc.(a)                                                                           343
                                                                                                             --------
                                                                                                                  872
                                                                                                             --------
             Total Consumer Staples                                                                             5,486
                                                                                                             --------
             ENERGY (1.5%)
             -------------
             INTEGRATED OIL & GAS (0.7%)
      2,050  Chevron Corp.                                                                                        207
      5,900  Exxon Mobil Corp.                                                                                    525
     12,220  Occidental Petroleum Corp.                                                                           922
                                                                                                             --------
                                                                                                                1,654
                                                                                                             --------
             OIL & GAS DRILLING (0.1%)
      3,170  Atwood Oceanics, Inc.                                                                                 34
      3,450  Noble Corp. plc                                                                                       29
      2,960  Rowan Companies plc "A"                                                                               50
                                                                                                             --------
                                                                                                                  113
                                                                                                             --------
             OIL & GAS EQUIPMENT & SERVICES (0.3%)
      9,140  Halliburton Co.                                                                                      386
      2,530  Hornbeck Offshore Services, Inc.*                                                                     21
      5,000  Schlumberger Ltd.                                                                                    381
                                                                                                             --------
                                                                                                                  788
                                                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             OIL & GAS EXPLORATION & PRODUCTION (0.3%)
      7,500  ConocoPhillips(a)                                                                               $    328
      4,500  EOG Resources, Inc.                                                                                  366
                                                                                                             --------
                                                                                                                  694
                                                                                                             --------
             OIL & GAS REFINING & MARKETING (0.1%)
      1,730  Green Plains, Inc.                                                                                    32
      2,340  HollyFrontier Corp.                                                                                   63
        650  REX American Resources Corp.*                                                                         38
                                                                                                             --------
                                                                                                                  133
                                                                                                             --------
             Total Energy                                                                                       3,382
                                                                                                             --------
             FINANCIALS (4.6%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
      3,700  Ameriprise Financial, Inc.                                                                           376
      1,260  Eaton Vance Corp.                                                                                     46
      1,970  Waddell & Reed Financial, Inc. "A"                                                                    42
                                                                                                             --------
                                                                                                                  464
                                                                                                             --------
             CONSUMER FINANCE (0.6%)
     40,614  Synchrony Financial*                                                                               1,267
                                                                                                             --------
             DIVERSIFIED BANKS (1.7%)
    102,500  Bank of America Corp.                                                                              1,516
     18,710  Citigroup, Inc.                                                                                      871
     22,210  JPMorgan Chase & Co.                                                                               1,450
                                                                                                             --------
                                                                                                                3,837
                                                                                                             --------
             INVESTMENT BANKING & BROKERAGE (0.1%)
      2,710  Raymond James Financial, Inc.                                                                        152
                                                                                                             --------
             LIFE & HEALTH INSURANCE (0.0%)
      2,230  American Equity Investment Life Holding Co.                                                           36
                                                                                                             --------
             MULTI-LINE INSURANCE (0.0%)
        410  American Financial Group, Inc.                                                                        30
                                                                                                             --------
             PROPERTY & CASUALTY INSURANCE (0.6%)
      5,400  Allstate Corp.                                                                                       365
        790  AMERISAFE, Inc.                                                                                       48
      5,650  Chubb Ltd.                                                                                           715
        540  Hanover Insurance Group, Inc.                                                                         47
      2,820  Old Republic International Corp.                                                                      54
      4,000  Progressive Corp.                                                                                    133
      1,940  Selective Insurance Group, Inc.                                                                       72
        850  W.R. Berkley Corp.                                                                                    49
                                                                                                             --------
                                                                                                                1,483
                                                                                                             --------

================================================================================

16  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             REGIONAL BANKS (1.2%)
        530  Bank of Hawaii Corp.                                                                            $     38
     13,688  BB&T Corp.                                                                                           498
      2,190  Cathay General Bancorp                                                                                67
        520  Cullen/Frost Bankers, Inc.                                                                            35
     19,600  Fifth Third Bancorp                                                                                  370
      1,810  FirstMerit Corp.                                                                                      41
      2,920  FNB Corp.                                                                                             39
      2,300  Fulton Financial Corp.                                                                                33
     89,600  KeyCorp                                                                                            1,149
      4,700  PNC Financial Services Group, Inc.                                                                   422
        660  Prosperity Bancshares, Inc.                                                                           35
      2,640  TCF Financial Corp.                                                                                   38
      2,360  Wilshire Bancorp, Inc.                                                                                27
                                                                                                             --------
                                                                                                                2,792
                                                                                                             --------
             REINSURANCE (0.1%)
         80  Alleghany Corp.*                                                                                      44
        590  Endurance Specialty Holdings Ltd.                                                                     40
        500  Reinsurance Group of America, Inc.                                                                    49
                                                                                                             --------
                                                                                                                  133
                                                                                                             --------
             THRIFTS & MORTGAGE FINANCE (0.1%)
      4,400  Astoria Financial Corp.                                                                               70
      2,120  Washington Federal, Inc.                                                                              53
                                                                                                             --------
                                                                                                                  123
                                                                                                             --------
             Total Financials                                                                                  10,317
                                                                                                             --------
             HEALTH CARE (5.0%)
             ------------------
             BIOTECHNOLOGY (1.3%)
     19,600  AbbVie, Inc.                                                                                       1,233
      2,500  Amgen, Inc.(a)                                                                                       395
      1,100  Biogen, Inc.*                                                                                        319
        910  Enanta Pharmaceuticals, Inc.*                                                                         22
      8,450  Gilead Sciences, Inc.                                                                                736
        520  Ligand Pharmaceuticals, Inc.*                                                                         62
        480  United Therapeutics Corp.*                                                                            57
                                                                                                             --------
                                                                                                                2,824
                                                                                                             --------
             HEALTH CARE DISTRIBUTORS (0.3%)
      3,600  McKesson Corp.                                                                                       659
      2,620  Owens & Minor, Inc.                                                                                   98
                                                                                                             --------
                                                                                                                  757
                                                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT (0.9%)
        700  CONMED Corp.                                                                                    $     28
      1,010  Greatbatch, Inc.*                                                                                     32
     15,000  Hologic, Inc.*                                                                                       516
        800  Masimo Corp.*                                                                                         40
     16,100  Medtronic plc                                                                                      1,295
        440  Teleflex, Inc.                                                                                        71
                                                                                                             --------
                                                                                                                1,982
                                                                                                             --------
             HEALTH CARE FACILITIES (0.0%)
      2,200  Ensign Group, Inc.                                                                                    44
                                                                                                             --------
             HEALTH CARE SERVICES (0.1%)
        340  Chemed Corp.                                                                                          44
      1,030  MEDNAX, Inc.*                                                                                         71
                                                                                                             --------
                                                                                                                  115
                                                                                                             --------
             HEALTH CARE SUPPLIES (0.0%)
      1,010  Anika Therapeutics, Inc.*                                                                             48
                                                                                                             --------
             LIFE SCIENCES TOOLS & SERVICES (0.2%)
        240  Bio-Rad Laboratories, Inc. "A"*                                                                       36
      1,420  Cambrex Corp.*                                                                                        69
      1,900  Thermo Fisher Scientific, Inc.                                                                       288
                                                                                                             --------
                                                                                                                  393
                                                                                                             --------
             MANAGED HEALTH CARE (0.2%)
      4,400  UnitedHealth Group, Inc.                                                                             588
                                                                                                             --------
             PHARMACEUTICALS (2.0%)
      1,400  Allergan plc*                                                                                        330
      7,290  Johnson & Johnson                                                                                    822
     24,500  Merck & Co., Inc.                                                                                  1,378
     53,076  Pfizer, Inc.                                                                                       1,842
        960  Prestige Brands Holdings, Inc.*                                                                       52
                                                                                                             --------
                                                                                                                4,424
                                                                                                             --------
             Total Health Care                                                                                 11,175
                                                                                                             --------
             INDUSTRIALS (3.6%)
             ------------------
             AEROSPACE & DEFENSE (1.1%)
      3,400  Boeing Co.                                                                                           429
      4,500  Honeywell International, Inc.(a)                                                                     512
      1,200  Lockheed Martin Corp.(a)                                                                             283
        680  Moog, Inc. "A"*                                                                                       37
      1,300  Raytheon Co.                                                                                         169

================================================================================

18  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
      9,400  Spirit AeroSystems Holdings, Inc."A"*                                                           $    440
        520  Teledyne Technologies, Inc.*                                                                          51
      4,200  United Technologies Corp.                                                                            422
                                                                                                             --------
                                                                                                                2,343
                                                                                                             --------
             AIR FREIGHT & LOGISTICS (0.0%)
      1,200  Atlas Air Worldwide Holdings, Inc.*                                                                   53
                                                                                                             --------
             AIRLINES (0.2%)
      7,900  JetBlue Airways Corp.*                                                                               142
      4,100  Southwest Airlines Co.                                                                               174
      3,900  United Continental Holdings, Inc.*                                                                   176
                                                                                                             --------
                                                                                                                  492
                                                                                                             --------
             BUILDING PRODUCTS (0.3%)
      1,070  A.O. Smith Corp.                                                                                      88
     15,100  Masco Corp.                                                                                          493
        420  Universal Forest Products, Inc.                                                                       35
                                                                                                             --------
                                                                                                                  616
                                                                                                             --------
             COMMERCIAL PRINTING (0.0%)
        950  Deluxe Corp.                                                                                          62
                                                                                                             --------
             CONSTRUCTION & ENGINEERING (0.1%)
        870  Dycom Industries, Inc.*                                                                               74
        940  EMCOR Group, Inc.                                                                                     44
                                                                                                             --------
                                                                                                                  118
                                                                                                             --------
             CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.0%)
      1,220  Trinity Industries, Inc.                                                                              22
                                                                                                             --------
             DIVERSIFIED SUPPORT SERVICES (0.0%)
        640  G & K Services, Inc."A"                                                                               48
        300  UniFirst Corp.                                                                                        35
                                                                                                             --------
                                                                                                                   83
                                                                                                             --------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
      8,050  Eaton Corp. plc                                                                                      496
        760  EnerSys                                                                                               46
                                                                                                             --------
                                                                                                                  542
                                                                                                             --------
             ENVIRONMENTAL & FACILITIES SERVICES (0.0%)
      1,240  ABM Industries, Inc.                                                                                  42
                                                                                                             --------
             HEAVY ELECTRICAL EQUIPMENT (0.0%)
        670  AZZ, Inc.                                                                                             39
                                                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             HUMAN RESOURCE & EMPLOYMENT SERVICES (0.1%)
      1,240  Korn/Ferry International                                                                        $     36
      1,710  ManpowerGroup, Inc.                                                                                  136
        630  On Assignment, Inc.*                                                                                  24
                                                                                                             --------
                                                                                                                  196
                                                                                                             --------
             INDUSTRIAL CONGLOMERATES (1.2%)
      5,080  Carlisle Companies, Inc.                                                                             528
     68,947  General Electric Co.                                                                               2,084
                                                                                                             --------
                                                                                                                2,612
                                                                                                             --------
             INDUSTRIAL MACHINERY (0.3%)
        870  Barnes Group, Inc.                                                                                    29
        610  Crane Co.                                                                                             35
        470  Graco, Inc.                                                                                           38
      1,170  Mueller Industries, Inc.                                                                              36
        660  Nordson Corp.                                                                                         58
      3,800  Stanley Black & Decker, Inc.                                                                         430
                                                                                                             --------
                                                                                                                  626
                                                                                                             --------
             MARINE (0.0%)
      1,710  Matson, Inc.                                                                                          57
                                                                                                             --------
             RAILROADS (0.0%)
        720  Genesee & Wyoming, Inc."A"*                                                                           43
                                                                                                             --------
             TRADING COMPANIES & DISTRIBUTORS (0.0%)
        720  Applied Industrial Technologies, Inc.                                                                 33
        770  GATX Corp.                                                                                            35
                                                                                                             --------
                                                                                                                   68
                                                                                                             --------
             TRUCKING (0.0%)
      2,220  Knight Transportation, Inc.                                                                           58
                                                                                                             --------
             Total Industrials                                                                                  8,072
                                                                                                             --------
             INFORMATION TECHNOLOGY (6.3%)
             -----------------------------
             APPLICATION SOFTWARE (0.3%)
      3,600  Citrix Systems, Inc.*                                                                                305
      1,180  Ebix, Inc.                                                                                            53
      1,760  Mentor Graphics Corp.                                                                                 38
        610  MicroStrategy, Inc. "A"*                                                                             114
      2,650  Synopsys, Inc.*                                                                                      137
                                                                                                             --------
                                                                                                                  647
                                                                                                             --------
             COMMUNICATIONS EQUIPMENT (0.7%)
     53,000  Cisco Systems, Inc.                                                                                1,540
        610  Plantronics, Inc.                                                                                     27
                                                                                                             --------
                                                                                                                1,567
                                                                                                             --------

================================================================================

20  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             DATA PROCESSING & OUTSOURCED SERVICES (0.9%)
      1,760  Broadridge Financial Solutions, Inc.                                                            $    113
      2,980  Convergys Corp.                                                                                       84
        670  CSG Systems International, Inc.                                                                       28
        460  DST Systems, Inc.                                                                                     56
        500  Global Payments, Inc.                                                                                 39
      1,720  Jack Henry & Associates, Inc.                                                                        145
      9,200  MasterCard, Inc. "A"                                                                                 882
      1,420  Sykes Enterprises, Inc.*                                                                              42
      8,800  Visa, Inc. "A"                                                                                       695
                                                                                                             --------
                                                                                                                2,084
                                                                                                             --------
             ELECTRONIC COMPONENTS (0.0%)
        400  Littelfuse, Inc.                                                                                      46
                                                                                                             --------
             ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
      1,390  Keysight Technologies, Inc.*                                                                          43
                                                                                                             --------
             ELECTRONIC MANUFACTURING SERVICES (0.1%)
      3,440  Jabil Circuit, Inc.                                                                                   66
        940  Methode Electronics, Inc.                                                                             28
      1,010  Plexus Corp.*                                                                                         44
                                                                                                             --------
                                                                                                                  138
                                                                                                             --------
             INTERNET SOFTWARE & SERVICES (1.2%)
      2,945  Alphabet, Inc."A"*                                                                                 2,205
      3,400  Facebook, Inc. "A"*                                                                                  404
        440  J2 Global, Inc.                                                                                       30
                                                                                                             --------
                                                                                                                2,639
                                                                                                             --------
             IT CONSULTING & OTHER SERVICES (0.1%)
      4,100  Computer Sciences Corp.                                                                              202
                                                                                                             --------
             SEMICONDUCTOR EQUIPMENT (0.3%)
     21,400  Applied Materials, Inc.(a)                                                                           523
        710  Cabot Microelectronics Corp.                                                                          31
        900  MKS Instruments, Inc.                                                                                 37
      1,130  Tessera Technologies, Inc.                                                                            36
                                                                                                             --------
                                                                                                                  627
                                                                                                             --------
             SEMICONDUCTORS (0.3%)
      4,790  Intel Corp.                                                                                          151
     11,300  Qualcomm, Inc.                                                                                       621
                                                                                                             --------
                                                                                                                  772
                                                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             SYSTEMS SOFTWARE (1.2%)
     27,600  Microsoft Corp.                                                                                 $  1,463
     28,600  Oracle Corp.                                                                                       1,149
                                                                                                             --------
                                                                                                                2,612
                                                                                                             --------
             TECHNOLOGY DISTRIBUTORS (0.2%)
      1,330  Arrow Electronics, Inc.*                                                                              86
      1,640  Avnet, Inc.                                                                                           67
        450  ePlus, Inc.*                                                                                          39
      2,280  Ingram Micro, Inc. "A"                                                                                79
        680  SYNNEX Corp.                                                                                          62
        390  Tech Data Corp.*                                                                                      30
                                                                                                             --------
                                                                                                                  363
                                                                                                             --------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.0%)
     15,015  Apple, Inc.                                                                                        1,499
     27,800  Hewlett Packard Enterprise Co.                                                                       513
      3,300  Western Digital Corp.                                                                                154
                                                                                                             --------
                                                                                                                2,166
                                                                                                             --------
             Total Information Technology                                                                      13,906
                                                                                                             --------
             MATERIALS (0.9%)
             ----------------
             COMMODITY CHEMICALS (0.1%)
      3,200  LyondellBasell Industries N.V. "A"                                                                   260
                                                                                                             --------
             DIVERSIFIED CHEMICALS (0.4%)
     12,500  Dow Chemical Co.                                                                                     642
     18,300  Huntsman Corp.                                                                                       273
                                                                                                             --------
                                                                                                                  915
                                                                                                             --------
             METAL & GLASS CONTAINERS (0.0%)
        560  AptarGroup, Inc.                                                                                      43
                                                                                                             --------
             PAPER PACKAGING (0.2%)
      4,930  Bemis Co., Inc.                                                                                      248
        900  Packaging Corp. of America                                                                            61
        810  Sonoco Products Co.                                                                                   39
                                                                                                             --------
                                                                                                                  348
                                                                                                             --------
             PAPER PRODUCTS (0.0%)
      3,390  KapStone Paper & Packaging Corp.                                                                      52
                                                                                                             --------
             SPECIALTY CHEMICALS (0.1%)
      1,900  Albemarle Corp.                                                                                      149
        660  Innospec, Inc.                                                                                        32
        720  Stepan Co.                                                                                            42
        730  Valspar Corp.                                                                                         79
                                                                                                             --------
                                                                                                                  302
                                                                                                             --------

================================================================================

22  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             STEEL (0.1%)
      1,310  Reliance Steel & Aluminum Co.                                                                   $     98
                                                                                                             --------
             Total Materials                                                                                    2,018
                                                                                                             --------
             TELECOMMUNICATION SERVICES (0.6%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.6%)
      9,400  AT&T, Inc.(a)                                                                                        368
     19,661  Verizon Communications, Inc.(a)                                                                    1,001
                                                                                                             --------
                                                                                                                1,369
                                                                                                             --------
             Total Telecommunication Services                                                                   1,369
                                                                                                             --------
             UTILITIES (1.0%)
             ----------------
             ELECTRIC UTILITIES (0.9%)
      2,270  ALLETE, Inc.                                                                                         131
      3,200  American Electric Power Co., Inc.                                                                    207
      6,800  Duke Energy Corp.(a)                                                                                 532
      6,300  Edison International                                                                                 451
      1,600  NextEra Energy, Inc.                                                                                 192
      2,010  OGE Energy Corp.                                                                                      61
      9,700  PPL Corp.(a)                                                                                         374
                                                                                                             --------
                                                                                                                1,948
                                                                                                             --------
             GAS UTILITIES (0.0%)
      2,150  South Jersey Industries, Inc.                                                                         62
        530  Spire, Inc.                                                                                           34
                                                                                                             --------
                                                                                                                   96
                                                                                                             --------
             MULTI-UTILITIES (0.1%)
      1,140  Avista Corp.                                                                                          46
      2,360  NorthWestern Corp.                                                                                   136
                                                                                                             --------
                                                                                                                  182
                                                                                                             --------
             Total Utilities                                                                                    2,226
                                                                                                             --------
             Total Common Stocks (cost: $59,564)                                                               66,737
                                                                                                             --------

             PREFERRED STOCKS (0.5%)

             CONSUMER STAPLES (0.2%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.2%)
      8,000  CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                                         230
      2,000  Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(b)                           209
                                                                                                             --------
                                                                                                                  439
                                                                                                             --------
             Total Consumer Staples                                                                               439
                                                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             ENERGY (0.1%)
             -------------
             OIL & GAS EXPLORATION & PRODUCTION (0.0%)
        300  Chesapeake Energy Corp., 5.75%, perpetual(b)                                                    $     74
                                                                                                             --------
             OIL & GAS STORAGE & TRANSPORTATION (0.1%)
        150  Kinder Morgan G.P., Inc., 4.52%, cumulative redeemable(b)                                            119
                                                                                                             --------
             Total Energy                                                                                         193
                                                                                                             --------
             FINANCIALS (0.2%)
             -----------------
             LIFE & HEALTH INSURANCE (0.1%)
     12,000  Delphi Financial Group, Inc., 7.38%, cumulative redeemable                                           283
                                                                                                             --------
             REGIONAL BANKS (0.1%)
        235  M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                                              245
                                                                                                             --------
             Total Financials                                                                                     528
                                                                                                             --------
             Total Preferred Stocks (cost: $1,352)                                                              1,160
                                                                                                             --------

             EXCHANGE-TRADED FUNDS (6.3%)
     22,780  iShares Core S&P 500 ETF                                                                           4,807
     24,000  iShares Edge MSCI Min Vol USA ETF                                                                  1,067
     22,000  Vanguard Mid-Cap ETF                                                                               2,730
     11,700  Vanguard Small-Cap Value ETF                                                                       1,234
     38,310  Vanguard Total Stock Market ETF                                                                    4,112
                                                                                                             --------
             Total Exchange-Traded Funds (cost: $13,022)                                                       13,950
                                                                                                             --------

             FIXED-INCOME EXCHANGE-TRADED FUNDS (6.7%)
      4,500  iShares 20+ Year Treasury Bond ETF                                                                   586
     15,880  iShares Core U.S. Aggregate Bond ETF                                                               1,758
     68,600  iShares iBoxx USD High Yield Corporate Bond ETF                                                    5,736
     19,700  Vanguard Mortgage-Backed Securities ETF                                                            1,053
      3,080  Vanguard Short-Term Bond ETF                                                                         247
     25,500  Vanguard Short-Term Corporate Bond ETF                                                             2,040
     41,100  Vanguard Total Bond Market ETF                                                                     3,403
                                                                                                             --------
             Total Fixed-Income Exchange-Traded Funds (cost: $14,645)                                          14,823
                                                                                                             --------
             Total U.S. Equity Securities (cost: $88,583)                                                      96,670
                                                                                                             --------

             INTERNATIONAL EQUITY SECURITIES (33.3%)

             COMMON STOCKS (1.3%)

             CONSUMER DISCRETIONARY (0.1%)
             -----------------------------
             AUTO PARTS & EQUIPMENT (0.1%)
      2,400  Delphi Automotive plc                                                                                163
                                                                                                             --------

================================================================================

24  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             ENERGY (0.4%)
             -------------
             INTEGRATED OIL & GAS (0.4%)
     20,400  Royal Dutch Shell plc ADR "A"                                                                   $    989
                                                                                                             --------
             FINANCIALS (0.3%)
             -----------------
             PROPERTY & CASUALTY INSURANCE (0.3%)
     16,400  XL Group plc                                                                                         563
                                                                                                             --------
             INDUSTRIALS (0.1%)
             ------------------
             INDUSTRIAL CONGLOMERATES (0.1%)
      3,000  Siemens AG ADR                                                                                       324
                                                                                                             --------
             INFORMATION TECHNOLOGY (0.1%)
             -----------------------------
             SEMICONDUCTORS (0.1%)
      1,872  NXP Semiconductors N.V.*                                                                             177
                                                                                                             --------
             TELECOMMUNICATION SERVICES (0.3%)
             ---------------------------------
             WIRELESS TELECOMMUNICATION SERVICES (0.3%)
     18,100  Vodafone Group plc ADR                                                                               615
                                                                                                             --------
             Total Common Stocks (cost: $2,756)                                                                 2,831
                                                                                                             --------

             EXCHANGE-TRADED FUNDS (31.5%)
    441,300  iShares Core MSCI EAFE ETF                                                                        23,949
    161,300  iShares Core MSCI Emerging Markets ETF                                                             6,528
     48,100  iShares Currency Hedged MSCI EAFE ETF                                                              1,186
     72,500  iShares MSCI Canada Index Fund ETF                                                                 1,776
     64,400  iShares MSCI EAFE Minimum Volatility ETF                                                           4,315
     12,000  iShares MSCI Emerging Markets Minimum Volatility ETF                                                 602
     33,300  PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio ETF                                      1,207
    195,200  PowerShares FTSE RAFI Emerging Markets Portfolio ETF                                               2,930
    247,900  Schwab Fundamental International Large Co. Index ETF                                               5,987
     14,790  SPDR S&P Emerging Markets SmallCap ETF                                                               561
     62,430  Vanguard FTSE All-World ex-US ETF                                                                  2,729
    172,300  Vanguard FTSE Developed Markets ETF                                                                6,308
     23,900  Vanguard FTSE Emerging Markets ETF                                                                   808
    133,300  Vanguard FTSE Europe ETF                                                                           6,614
      8,244  WisdomTree Emerging Markets High Dividend Fund                                                       278
     16,645  WisdomTree Emerging Markets SmallCap Dividend Fund                                                   612
     22,200  WisdomTree Europe Hedged Equity Fund                                                               1,190
     55,907  WisdomTree India Earnings Fund                                                                     1,105
     29,900  WisdomTree Japan Hedged Equity Fund                                                                1,312
                                                                                                             --------
             Total Exchange-Traded Funds (cost: $74,169)                                                       69,997
                                                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             FIXED-INCOME EXCHANGE-TRADED FUNDS (0.5%)
     10,150  iShares J.P. Morgan USD Emerging Markets Bond Fund ETF (cost: $1,071)                           $  1,126
                                                                                                             --------
             Total International Equity Securities (cost: $77,996)                                             73,954
                                                                                                             --------

             PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (2.0%)

             GOLD (0.0%)

             NORTH AMERICAN GOLD COMPANIES (0.0%)
      8,197  Hycroft Mining Corp.*(c),(d) (cost: $258)                                                              6
                                                                                                             --------
             EXCHANGE-TRADED FUNDS (2.0%)
     24,300  First Trust Global Tactical Commodity Strategy Fund*                                                 511
     28,600  PowerShares DB Commodity Index Tracking Fund*                                                        421
     50,600  United States Commodity Index Fund*                                                                2,102
     66,970  VanEck Vectors Gold Miners ETF                                                                     1,512
                                                                                                             --------
             Total Exchange-Traded Funds (cost: $4,984)                                                         4,546
                                                                                                             --------
             Total Precious Metals and Commodity-Related Securities (cost: $5,242)                              4,552
                                                                                                             --------

             GLOBAL REAL ESTATE EQUITY SECURITIES (2.1%)

             COMMON STOCKS (0.8%)

             REAL ESTATE SERVICES (0.0%)
        600  Jones Lang LaSalle, Inc.                                                                              71
                                                                                                             --------
             REITs - DIVERSIFIED (0.1%)
      1,470  PS Business Parks, Inc.                                                                              145
                                                                                                             --------
             REITs - HOTEL & RESORT (0.0%)
      6,890  Summit Hotel Properties, Inc.                                                                         81
                                                                                                             --------
             REITs - MORTGAGE (0.3%)
     16,200  Annaly Capital Management, Inc.                                                                      171
     18,350  Capstead Mortgage Corp.                                                                              177
     11,700  Hatteras Financial Corp.                                                                             188
     21,300  Two Harbors Investment Corp.                                                                         181
                                                                                                             --------
                                                                                                                  717
                                                                                                             --------
             REITs - OFFICE (0.1%)
        700  Boston Properties, Inc.(a)                                                                            88
      5,100  Corporate Office Properties Trust                                                                    138
                                                                                                             --------
                                                                                                                  226
                                                                                                             --------
             REITs - RESIDENTIAL (0.1%)
      1,400  Equity Residential                                                                                    97
                                                                                                             --------
             REITs - RETAIL (0.1%)
        700  Simon Property Group, Inc.                                                                           138
                                                                                                             --------

================================================================================

26  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             REITs - SPECIALIZED (0.1%)
      3,140  Lamar Advertising Co. "A"                                                                       $    204
        200  Public Storage                                                                                        51
                                                                                                             --------
                                                                                                                  255
                                                                                                             --------
             Total Common Stocks (cost: $1,685)                                                                 1,730
                                                                                                             --------
             PREFERRED STOCKS (0.1%)

             REITs - MORTGAGE (0.1%)
      8,000  Arbor Realty Trust, Inc., 7.38% (cost: $200)                                                         201
                                                                                                             --------
             EXCHANGE-TRADED FUNDS (1.2%)
     31,560  Vanguard REIT ETF (cost: $2,536)                                                                   2,641
                                                                                                             --------
             Total Global Real Estate Equity Securities (cost: $4,421)                                          4,572
                                                                                                             --------

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                     COUPON
(000)                                                                       RATE           MATURITY
---------------------------------------------------------------------------------------------------------------------
             BONDS (14.2%)

             CORPORATE OBLIGATIONS (2.8%)

             ENERGY (0.5%)
             -------------
             OIL & GAS DRILLING (0.0%)
$       261  Schahin II Finance Co. SPV Ltd.(b),(e)                         5.88%          9/25/2022               38
                                                                                                             --------
             OIL & GAS STORAGE & TRANSPORTATION (0.5%)
        350  DCP Midstream, LLC(b)                                          5.85           5/21/2043              240
        200  Enbridge Energy Partners, LP                                   8.05          10/01/2037              155
        100  Enbridge Energy Partners, LP                                   7.38          10/15/2045              116
        300  Energy Transfer Partners, LP                                   3.65(f)       11/01/2066              180
        200  Enterprise Products Operating, LLC                             7.00           6/01/2067              154
        190  Southern Union Co.                                             3.65(f)       11/01/2066              111
                                                                                                             --------
                                                                                                                  956
                                                                                                             --------
             Total Energy                                                                                         994
                                                                                                             --------
             FINANCIALS (1.6%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
        200  Prospect Capital Corp.                                         5.00           7/15/2019              194
                                                                                                             --------
             LIFE & HEALTH INSURANCE (0.3%)
        300  Lincoln National Corp.                                         2.99(f)        5/17/2066              207
        200  Prudential Financial, Inc.                                     5.63           6/15/2043              211
        350  StanCorp Financial Group, Inc.                                 6.90           6/01/2067              274
                                                                                                             --------
                                                                                                                  692
                                                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                     COUPON                               VALUE
(000)        SECURITY                                                       RATE           MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------
             MULTI-LINE INSURANCE (0.3%)
$       325  Genworth Holdings, Inc.                                        6.15%(f)      11/15/2066         $    111
        500  Glen Meadow Pass-Through Trust(b)                              6.51           2/12/2067              362
        300  Nationwide Mutual Insurance Co.(b)                             2.92(f)       12/15/2024              298
                                                                                                             --------
                                                                                                                  771
                                                                                                             --------
             PROPERTY & CASUALTY INSURANCE (0.6%)
        200  Allstate Corp.                                                 5.75           8/15/2053              206
        200  AmTrust Financial Services, Inc.                               6.13           8/15/2023              206
        200  HSB Group, Inc.(d)                                             1.54(f)        7/15/2027              142
        250  Ironshore Holdings, Inc.(b)                                    8.50           5/15/2020              284
        395  Oil Insurance Ltd.(b)                                          3.61(f)                -(g)           328
        100  Progressive Corp.                                              6.70           6/15/2037               92
                                                                                                             --------
                                                                                                                1,258
                                                                                                             --------
             REGIONAL BANKS (0.2%)
        200  Compass Bank                                                   3.88           4/10/2025              189
        175  Cullen/Frost Capital Trust II                                  2.19(f)        3/01/2034              148
         50  First Maryland Capital Trust I                                 1.63(f)        1/15/2027               40
        200  SunTrust Capital I                                             1.30(f)        5/15/2027              161
                                                                                                             --------
                                                                                                                  538
                                                                                                             --------
             THRIFTS & MORTGAGE FINANCE (0.1%)
        100  Ocwen Financial Corp.                                          6.63           5/15/2019               72
        200  Walter Investment Management Corp.                             7.88          12/15/2021              116
                                                                                                             --------
                                                                                                                  188
                                                                                                             --------
             Total Financials                                                                                   3,641
                                                                                                             --------
             INDUSTRIALS (0.2%)
             ------------------
             AEROSPACE & DEFENSE (0.2%)
        350  Constellis Holdings, LLC & Constellis Finance Corp.(b)         9.75           5/15/2020              327
                                                                                                             --------
             AIRLINES (0.0%)
         49  Continental Airlines, Inc. Pass-Through Trust                  6.25           4/11/2020               52
                                                                                                             --------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
        100  Artesyn Embedded Technologies, Inc.(b)                         9.75          10/15/2020               88
                                                                                                             --------
             TRADING COMPANIES & DISTRIBUTORS (0.0%)
         75  ILFC E-Capital Trust I(b)                                      4.24(f)       12/21/2065               60
                                                                                                             --------
             Total Industrials                                                                                    527
                                                                                                             --------
             UTILITIES (0.5%)
             ----------------
             ELECTRIC UTILITIES (0.3%)
        200  NextEra Energy Capital Holdings, Inc.                          6.35(f)       10/01/2066              152
        174  NextEra Energy Capital Holdings, Inc.                          6.65           6/15/2067              135

================================================================================

28  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                     COUPON                               VALUE
(000)        SECURITY                                                       RATE           MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------
$        50  NextEra Energy Capital Holdings, Inc.                          7.30%          9/01/2067         $     48
        300  PPL Capital Funding, Inc.                                      6.70           3/30/2067              243
                                                                                                             --------
                                                                                                                  578
                                                                                                             --------
             MULTI-UTILITIES (0.2%)
         50  Dominion Resources, Inc.                                       7.50(f)        6/30/2066               42
        150  Dominion Resources, Inc.                                       2.93(f)        9/30/2066              111
        500  WEC Energy Group, Inc.                                         6.25           5/15/2067              414
                                                                                                             --------
                                                                                                                  567
                                                                                                             --------
             Total Utilities                                                                                    1,145
                                                                                                             --------
             Total Corporate Obligations (cost: $7,630)                                                         6,307
                                                                                                             --------

             EURODOLLAR AND YANKEE OBLIGATIONS (0.5%)

             ENERGY (0.1%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (0.1%)
        400  TransCanada PipeLines Ltd.                                     6.35           5/15/2067              276
                                                                                                             --------
             FINANCIALS (0.1%)
             -----------------
             PROPERTY & CASUALTY INSURANCE (0.1%)
        200  QBE Capital Funding III Ltd.(b)                                7.25           5/24/2041              224
                                                                                                             --------
             MATERIALS (0.2%)
             ----------------
             DIVERSIFIED METALS & MINING (0.1%)
        100  Vedanta Resources plc(b)                                       6.00           1/31/2019               83
                                                                                                             --------
             GOLD (0.1%)
        300  Newcrest Finance Proprietary Ltd.(b)                           4.45          11/15/2021              302
                                                                                                             --------
             Total Materials                                                                                      385
                                                                                                             --------
             UTILITIES (0.1%)
             ----------------
             ELECTRIC UTILITIES (0.1%)
        150  Electricite De France S.A.(b)                                  5.25                   -(g)           144
                                                                                                             --------
             Total Eurodollar and Yankee Obligations (cost: $1,111)                                             1,029
                                                                                                             --------

             COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)

             FINANCIALS (0.2%)
             -----------------
         79  Sequoia Mortgage Trust                                         1.34(f)        9/20/2033               70
        255  Structured Asset Mortgage Investments, Inc.                    0.94(f)        7/19/2035              235
         70  Wells Fargo Mortgage Backed Securities Trust                   3.02(f)        4/25/2035               67
                                                                                                             --------
                                                                                                                  372
                                                                                                             --------
             Total Collateralized Mortgage Obligations (cost: $380)                                               372
                                                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                     COUPON                               VALUE
(000)        SECURITY                                                       RATE           MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------
             COMMERCIAL MORTGAGE SECURITIES (1.8%)

             FINANCIALS (1.8%)
             -----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (1.8%)
$       100  Banc of America Commercial Mortgage, Inc.                      5.95%          7/10/2044         $     99
        100  Banc of America Commercial Mortgage, Inc.                      5.42          10/10/2045              100
        200  Banc of America Commercial Mortgage, Inc.                      6.27           2/10/2051              201
        200  Bear Stearns Commercial Mortgage Securities, Inc.(b)           5.66           9/11/2041              194
          3  Citigroup Commercial Mortgage Trust                            5.91           3/15/2049                3
         50  Citigroup Commercial Mortgage Trust                            7.37          12/10/2049               37
        350  Commercial Mortgage Trust                                      5.38          12/10/2046              340
        350  Credit Suisse Commercial Mortgage
               Pass-Through Trust                                           0.62           2/15/2040              334
        818  CSAIL Commercial Mortgage Trust                                1.98           1/15/2049              101
        250  Fannie Mae(+)                                                  2.15           1/25/2023              250
        700  Freddie Mac(+)                                                 3.00          12/25/2025              738
        250  FREMF Mortgage Trust(b)                                        3.56           8/25/2045              254
        300  GE Capital Commercial Mortgage Corp.                           5.43          11/10/2045              281
        200  GE Capital Commercial Mortgage Corp.                           5.61          12/10/2049              195
         48  GMAC Commercial Mortgage Securities, Inc.                      4.97          12/10/2041               49
        250  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                             5.98           4/17/2045              188
        300  J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                             5.37           5/15/2047              299
         44  LB-UBS Commercial Mortgage Trust                               5.28           2/15/2041               44
        200  Merrill Lynch Mortgage Trust                                   5.83           6/12/2050              196
         31  Morgan Stanley Capital I Trust                                 5.20          11/14/2042               31
        100  Morgan Stanley Capital I Trust                                 5.42           3/12/2044               96
         23  Wachovia Bank Commercial Mortgage Trust                        5.84           5/15/2043               24
                                                                                                             --------
                                                                                                                4,054
                                                                                                             --------
             Total Financials                                                                                   4,054
                                                                                                             --------
             Total Commercial Mortgage Securities (cost: $4,156)                                                4,054
                                                                                                             --------

             U.S. GOVERNMENT AGENCY ISSUES (2.4%)(h)

             COMMERCIAL MORTGAGE-BACKED SECURITIES (2.4%)
        300  Freddie Mac(+)                                                 3.33           5/25/2025              324
        500  Freddie Mac(+)                                                 3.51           4/25/2030              536
      3,641  Freddie Mac(+)                                                 3.50           4/01/2046            3,811
        599  Freddie Mac(+)                                                 3.00           4/01/2046              613
                                                                                                             --------
                                                                                                                5,284
                                                                                                             --------
             Total U.S. Government Agency Issues (cost: $5,255)                                                 5,284
                                                                                                             --------

================================================================================

30  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                                                          VALUE
(000)        SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             U.S. TREASURY SECURITIES (6.5%)

             BONDS (1.9%)
$        30  3.19%, 8/15/2044 (STRIP Principal)(i)                                                           $     14
      2,250  3.13%, 8/15/2044                                                                                   2,484
        200  3.00%, 11/15/2044                                                                                    215
        100  2.50%, 2/15/2045                                                                                      97
      3,100  3.02%, 5/15/2045 (STRIP Principal)(i)                                                              1,398
                                                                                                             --------
                                                                                                                4,208
                                                                                                             --------
             NOTES (4.6%)
      5,000  1.13%, 2/28/2021(j)                                                                                4,948
        800  1.63%, 4/30/2023                                                                                     799
        250  2.38%, 8/15/2024                                                                                     262
        100  2.00%, 2/15/2025                                                                                     102
      1,000  2.25%, 11/15/2025(j)                                                                               1,036
      3,200  1.63%, 2/15/2026                                                                                   3,137
                                                                                                             --------
                                                                                                               10,284
                                                                                                             --------
             Total U.S. Treasury Securities (cost: $14,059)                                                    14,492
                                                                                                             --------
             Total Bonds (cost: $32,591)                                                                       31,538
                                                                                                             --------

---------------------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
---------------------------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (4.4%)

             MONEY MARKET FUNDS (4.4%)
  9,879,645  State Street Institutional Liquid Reserves Fund
               Premier Class, 0.45%(a),(k)(cost: $9,880)                                                        9,880
                                                                                                             --------

             TOTAL INVESTMENTS (COST: $218,713)                                                              $221,166
                                                                                                             ========

---------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
NUMBER OF                                                                                  CONTRACT     APPRECIATION/
CONTRACTS                                                                  EXPIRATION       VALUE      (DEPRECIATION)
LONG/(SHORT)                                                                  DATE          (000)               (000)
---------------------------------------------------------------------------------------------------------------------
             FUTURES (3.8%)
         65  E-mini S&P 500                                                6/17/2016       $6,808                $122
          8  E-mini S&P Midcap 400                                         6/17/2016        1,194                  23
         11  Mini MSCI Emerging Markets Index                              6/17/2016          443                 (10)
                                                                                           --------------------------

             TOTAL FUTURES                                                                 $8,445                $135
                                                                                           ==========================

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

---------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------------------
ASSETS                                            LEVEL 1              LEVEL 2           LEVEL 3                TOTAL
---------------------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                                  $ 66,737              $     -              $  -             $ 66,737
  Preferred Stocks                                      -                1,160                 -                1,160
  Exchange-Traded Funds                            13,950                    -                 -               13,950
  Fixed-Income Exchange-
     Traded Funds                                  14,823                    -                 -               14,823

International Equity Securities:
  Common Stocks                                     2,831                    -                 -                2,831
  Exchange-Traded Funds                            69,997                    -                 -               69,997
  Fixed-Income Exchange-
     Traded Funds                                   1,126                    -                 -                1,126

Precious Metals and
  Commodity-Related Securities:
  Common Stocks                                         -                    -                 6                    6
  Exchange-Traded Funds                             4,546                    -                 -                4,546

Global Real Estate Equity Securities:
  Common Stocks                                     1,730                    -                 -                1,730
  Preferred Stocks                                      -                  201                 -                  201
  Exchange-Traded Funds                             2,641                    -                 -                2,641

Bonds:
  Corporate Obligations                                 -                6,165               142                6,307
  Eurodollar and Yankee Obligations                     -                1,029                 -                1,029
  Collateralized Mortgage Obligations                   -                  372                 -                  372
  Commercial Mortgage Securities                        -                4,054                 -                4,054
  U.S. Government Agency Issues                         -                5,284                 -                5,284
  U.S. Treasury Securities                         13,080                1,412                 -               14,492

Money Market Instruments:
  Money Market Funds                                9,880                    -                 -                9,880

Futures(1)                                            145                    -                 -                  145
---------------------------------------------------------------------------------------------------------------------
Total                                            $201,486              $19,677              $148             $221,311
---------------------------------------------------------------------------------------------------------------------

LIABILITIES                                       LEVEL 1              LEVEL 2           LEVEL 3                TOTAL
---------------------------------------------------------------------------------------------------------------------
Futures(1)                                          $(10)                   $-                $-                $(10)
---------------------------------------------------------------------------------------------------------------------
Total                                               $(10)                   $-                $-                $(10)
---------------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

32  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

---------------------------------------------------------------------------------------------------------
                                     RECONCILIATION OF LEVEL 3 INVESTMENTS
---------------------------------------------------------------------------------------------------------
                                                                              COMMON            CORPORATE
                                                                              STOCKS          OBLIGATIONS
---------------------------------------------------------------------------------------------------------
Balance as of May 31, 2015                                                    $    -                $ 126
Purchases                                                                        413                  171
Sales                                                                           (155)                (171)
Transfers into Level 3                                                             -                    -
Transfers out of Level 3                                                           -                    -
Net realized gain (loss) on investments                                            -                    -
Change in net unrealized appreciation/(depreciation) of investments             (252)                  16
---------------------------------------------------------------------------------------------------------
Balance as of May 31, 2016                                                    $    6                $ 142
---------------------------------------------------------------------------------------------------------

For the period of June 1, 2015, through May 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets.
    Investments in foreign securities were 34.6% of net assets at May 31, 2016.

    The Fund may rely on certain Securities and Exchange Commission (SEC)
    exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S.
    dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the
    U.S. capital markets.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities.
    CMOs are issued in multiple classes (tranches), with specific adjustable or fixed

================================================================================

34  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR      American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
             dollars.
    REIT     Real estate investment trust
    STRIPS   Separate trading of registered interest and principal of securities

o   SPECIFIC NOTES

    (a)  The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2016.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

    (b)  Restricted security that is not registered under the Securities Act of
         1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by
         Rule 144A, and as such has been deemed liquid by USAA Asset Management
         Company (the Manager) under liquidity guidelines approved by USAA
         Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c)  Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at May 31, 2016 was $6,000, which represented less than 0.1% of the
         Fund's net assets.

    (d)  Security was fair valued at May 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $148,000, which represented 0.1% of the Fund's net assets.

    (e)  At May 31, 2016, the issuer was in default with respect to interest and/or principal payments.

    (f)  Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May
         31, 2016.

    (g)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (h)  U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the
         Government National Mortgage Association (GNMA or Ginnie Mae) and
         certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
         FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the
         U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing

================================================================================

36  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

         agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S.
         Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as
         conservator and oversee their daily operations. In addition, the U.S.
         Treasury entered into purchase agreements with Fannie Mae and Freddie
         Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by
         Fannie Mae and Freddie Mac.

    (i)  Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (j)  Securities with a value of $1,197,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (k)  Rate represents the money market fund annualized seven-day yield at May
         31, 2016.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $218,713)                       $221,166
   Cash                                                                                       1
   Receivables:
      Capital shares sold                                                                   370
      USAA Asset Management Company (Note 5C)                                               101
      USAA Transfer Agency Company (Note 5D)                                                  3
      Dividends and interest                                                                367
      Securities sold                                                                     1,732
   Variation margin on futures contracts                                                    135
                                                                                       --------
         Total assets                                                                   223,875
                                                                                       --------
LIABILITIES
   Payables:
      Securities purchased                                                                1,053
      Capital shares redeemed                                                               278
      Bank overdraft                                                                         88
   Accrued management fees                                                                  130
   Accrued transfer agent's fees                                                             26
   Other accrued expenses and payables                                                       76
                                                                                       --------
         Total liabilities                                                                1,651
                                                                                       --------
            Net assets applicable to capital shares outstanding                        $222,224
                                                                                       ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                     $223,233
   Accumulated undistributed net investment income                                          618
   Accumulated net realized loss on investments, options,
     and futures transactions                                                            (4,215)
   Net unrealized appreciation of investments and futures contracts                       2,588
                                                                                       --------
            Net assets applicable to capital shares outstanding                        $222,224
                                                                                       ========
   Capital shares outstanding, unlimited number of shares authorized,
     no par value                                                                        19,619
                                                                                       ========
            Net asset value, redemption price, and offering price per share            $  11.33
                                                                                       ========

See accompanying notes to financial statements.

================================================================================

38  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $16)                                    $  4,128
   Interest                                                                               1,350
                                                                                       --------
      Total income                                                                        5,478
                                                                                       --------
EXPENSES
   Management fees                                                                        1,471
   Administration and servicing fees                                                        308
   Transfer agent's fees                                                                    799
   Custody and accounting fees                                                              179
   Postage                                                                                   58
   Shareholder reporting fees                                                                29
   Trustees' fees                                                                            28
   Registration fees                                                                         32
   Professional fees                                                                         82
   Other                                                                                     10
                                                                                       --------
         Total expenses                                                                   2,996
   Expenses reimbursed                                                                     (737)
                                                                                       --------
         Net expenses                                                                     2,259
                                                                                       --------
NET INVESTMENT INCOME                                                                     3,219
                                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments:
         Unaffiliated transactions                                                       (2,407)
         Affiliated transactions (Note 7)                                                   (11)
      Long-term capital gain distributions from other investment companies                  103
      Options                                                                                 9
      Futures transactions                                                                  (24)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                       (13,621)
      Options                                                                                57
      Futures contracts                                                                     135
                                                                                       --------
         Net realized and unrealized loss                                               (15,759)
                                                                                       --------
   Decrease in net assets resulting from operations                                    $(12,540)
                                                                                       ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

                                                                            2016           2015
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $  3,219       $  2,300
   Net realized gain (loss) on investments                                (2,418)         2,935
   Net realized gain on long-term capital gain distributions
     from other investment companies                                         103             46
   Net realized gain (loss) on options                                         9           (349)
   Net realized loss on futures transactions                                 (24)             -
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                        (13,621)         1,359
      Options                                                                 57            307
      Futures contracts                                                      135              -
                                                                        -----------------------
      Increase (decrease) in net assets resulting from operations        (12,540)         6,598
                                                                        -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                  (2,941)        (2,386)
   Net realized gains                                                     (1,506)        (4,286)
                                                                        -----------------------
      Distributions to shareholders                                       (4,447)        (6,672)
                                                                        -----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                              77,572         92,674
   Reinvested dividends                                                    3,974          5,709
   Cost of shares redeemed                                               (44,665)       (46,340)
                                                                        -----------------------
      Increase in net assets from capital share transactions              36,881         52,043
                                                                        -----------------------
   Capital contribution from USAA Transfer Agency
      Company (Note 5D)                                                        3              -
                                                                        -----------------------
   Net increase in net assets                                             19,897         51,969

NET ASSETS
   Beginning of year                                                     202,327        150,358
                                                                        -----------------------
   End of year                                                          $222,224       $202,327
                                                                        =======================
Accumulated undistributed net investment income:
   End of year                                                          $    618       $    321
                                                                        =======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                             6,818          7,556
   Shares issued for dividends reinvested                                    350            473
   Shares redeemed                                                        (3,933)        (3,772)
                                                                        -----------------------
      Increase in shares outstanding                                       3,235          4,257
                                                                        -----------------------

See accompanying notes to financial statements.

================================================================================

40  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Fund qualifies as a registered investment company under
Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Cornerstone Aggressive Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation over the long term and also considers the potential for current income.

A.  SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
    established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the
    New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain equity securities traded in inactive markets generally are categorized in Level
        2 of the fair value hierarchy.

    2.  Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Committee will consider such

================================================================================

42  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

        available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on events that occur on a fairly regular basis (such as U.S.
        market movements) are significant and are categorized in Level 2 of the fair value hierarchy.

    3.  Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4.  Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board.
        The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
        Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7.  Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

        transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9.  Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    10. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B.  FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly

================================================================================

44  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted)
    in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the
    Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C.  DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2016, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses.
    When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period.
    Conversely, a put option gives the purchaser the right to sell, and the

================================================================================

46  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's Statement of
    Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or
    ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2016*
    (IN THOUSANDS)

                                       ASSET DERIVATIVES                  LIABILITY DERIVATIVES
    -------------------------------------------------------------------------------------------------

                             STATEMENT OF                          STATEMENT OF
    DERIVATIVES NOT          ASSETS AND                            ASSETS AND
    ACCOUNTED FOR AS         LIABILITIES                           LIABILITIES
    HEDGING INSTRUMENTS      LOCATION               FAIR VALUE     LOCATION                FAIR VALUE
    -------------------------------------------------------------------------------------------------
    Equity contracts         Net unrealized           $145**       Net unrealized            $10**
                             appreciation of                       appreciation of
                             investments and                       investments and
                             futures contracts                     futures contracts
    --------------------------------------------------------------------------------------------------

     * For open derivative instruments as of May 31, 2016, see the Portfolio of
       Investments, which also is indicative of activity for the year ended May
       31, 2016.

    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR
    THE YEAR ENDED MAY 31, 2016
    (IN THOUSANDS)

                                                                                       CHANGE IN
                                                                                       UNREALIZED
    DERIVATIVES NOT                                                 REALIZED           APPRECIATION/
    ACCOUNTED FOR AS        STATEMENT OF OPERATIONS                 GAIN (LOSS)        (DEPRECIATION)
    HEDGING INSTRUMENTS     LOCATION                                ON DERIVATIVES     ON DERIVATIVES
    -------------------------------------------------------------------------------------------------
    Interest rate contracts Net realized gain (loss) on                $  3                 $  -
                            Futures transactions
    -------------------------------------------------------------------------------------------------
    Equity contracts        Net realized gain (loss) on                 (18)                 192
                            Options and Futures
                            transactions / Change in
                            net unrealized appreciation/
                            (depreciation) of Options and
                            Futures contracts
    -------------------------------------------------------------------------------------------------
     Total                                                             $(15)                $192
    -------------------------------------------------------------------------------------------------

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48  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

D.  FEDERAL TAXES - The Fund's policy is to comply with the requirements of the
    Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E.  INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis.
    Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F.  FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1.  Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2.  Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery
    and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery.
    The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

H.  EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May
    31, 2016, there were no custodian and other bank credits.

I.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal

================================================================================

50  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications.
    The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended May 31, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.3% of the total fees paid to CAPCO by the USAA Funds. The
Fund had no borrowings under this agreement during the year ended May 31, 2016.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.
generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, grantor trusts expense, hybrid interest accrual, non-REIT return of capital dividend, and distribution adjustments resulted in reclassifications to the Statement of
Assets and Liabilities to increase accumulated undistributed net investment income and accumulated net realized loss on investments by $19,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2016, and
2015, was as follows:

                                                           2016                 2015
                                                        -------------------------------
Ordinary income*                                        $2,960,000           $4,498,000
Long-term realized capital gain                          1,487,000            2,174,000
                                                        ----------           ----------
   Total distributions paid                             $4,447,000           $6,672,000
                                                        ==========           ==========

As of May 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                  636,000
Accumulated capital and other losses                                         (3,639,000)
Unrealized appreciation of investments                                        2,012,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and partnership basis adjustments.

================================================================================

52  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended May 31, 2016, the Fund deferred to June 1, 2016, post October capital losses of $3,639,000.

For the year ended May 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the
Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2016, were $194,181,000 and
$158,196,000, respectively.

As of May 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $219,109,000.

Gross unrealized appreciation and depreciation of investments as of May 31,
2016, for federal income tax purposes, were $10,531,000 and $8,474,000, respectively, resulting in net unrealized appreciation of $2,057,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

For the year ended May 31, 2016, transactions in written call and put options*
were as follows:

                                                                                               PREMIUMS
                                                                       NUMBER OF               RECEIVED
                                                                       CONTRACTS                (000's)
                                                                       ---------------------------------
Outstanding at May 31, 2015                                                56                    $108
Options written                                                             -                       -
Options terminated in closing purchase transactions                       (28)                    (67)
Options expired                                                           (28)                    (41)
                                                                       ---------------------------------
Outstanding at May 31, 2016                                                 -                     $ -
                                                                       =================================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES - The Manager provides investment management services to the
    Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2016, the Fund had no subadviser(s).

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.70% of the Fund's average net assets. Prior to October
    1, 2015, the investment management fee was 0.75% of the Fund's average net assets. For the year ended May 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $1,471,000.

B.  ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the
    Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2016, the Fund incurred administration and servicing fees, paid or payable to the
    Manager, of $308,000.

================================================================================

54  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2016, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C.  EXPENSE LIMITATION - The Manager agreed, through October 1, 2016, to limit the total annual operating expenses of the Fund to 1.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2016, without approval of the
    Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2016, the Fund incurred reimbursable expenses of $737,000, of which $101,000 was receivable from the Manager.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder
    Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $799,000.
    Additionally, the Fund recorded a capital contribution and a receivable from
    SAS of $3,000 at May 31, 2016, for adjustments related to corrections to certain shareholder transactions.

E.  UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2016,
USAA and its affiliates owned 1,869,000 shares, which represents 9.5% of the
Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                      NET REALIZED
                                                        COST TO       GAIN (LOSS)
SELLER                          PURCHASER              PURCHASER        TO SELLER
----------------------------------------------------------------------------------
Cornerstone Aggressive      Short-Term Bond             $1,187,000      $ (1,000)

Cornerstone Aggressive      Total Return Strategy           13,000       (10,000)

Managed Allocation          Cornerstone Aggressive       4,070,000      (880,000)

Real Return                 Cornerstone Aggressive          93,000       (48,000)

================================================================================

56  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                           PERIOD ENDED
                                                            YEAR ENDED MAY 31,                MAY 31
                                                  -----------------------------------------------------
                                                      2016         2015          2014           2013***
                                                  -----------------------------------------------------
Net asset value at beginning of period            $  12.35     $  12.40      $  11.30        $ 10.00
                                                  --------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                .17          .15           .16            .16(a)
  Net realized and unrealized gain (loss)             (.95)         .29          1.13           1.43(a)
                                                  --------------------------------------------------
Total from investment operations                      (.78)         .44          1.29           1.59(a)
                                                  --------------------------------------------------
Less distributions from:
  Net investment income                               (.16)        (.17)         (.14)          (.12)
  Realized capital gains                              (.08)        (.32)         (.05)          (.17)
                                                  --------------------------------------------------
Total distributions                                   (.24)        (.49)         (.19)          (.29)
                                                  --------------------------------------------------
Net asset value at end of period                  $  11.33     $  12.35      $  12.40        $ 11.30
                                                  ==================================================
Total return (%)*                                    (6.26)        3.65         11.48          16.05
Net assets at end of period (000)                 $222,224     $202,327      $150,358        $83,585
Ratios to average net assets:**
  Expenses (%)(b)                                     1.10         1.10          1.10           1.10(c)
  Expenses, excluding reimbursements (%)(b)           1.46         1.45          1.47           1.65(c)
  Net investment income (%)                           1.57         1.32          1.48           1.46(c)
Portfolio turnover (%)                                  81(d)        46            46             74

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $205,409,000.
*** Fund commenced operations on June 8, 2012.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                         -            -          (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects increased trading activity due to changes in asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

EXPENSE EXAMPLE

May 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2015, through
May 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

58  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical"
is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                          BEGINNING                ENDING               DURING PERIOD*
                                        ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2015 -
                                       DECEMBER 1, 2015         MAY 31, 2016             MAY 31, 2016
                                       -----------------------------------------------------------------
Actual                                    $1,000.00              $ 991.20                  $5.48

Hypothetical
  (5% return before expenses)              1,000.00              1,019.50                   5.55

*Expenses are equal to the Fund's annualized expense ratio of 1.10%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (0.88)% for the six-month period of December 1, 2015, through May 31,
 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  59

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the
Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent
Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the
Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the
Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager.
At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to

================================================================================

60  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees'
consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the
Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The
Board considered the fees paid to the Manager and the services provided to the
Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the
Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the
Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory
Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the
Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the
Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services as well as any fee waivers or reimbursements - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the

================================================================================

62  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

management fee. The Board also took into account the Manager's undertaking to maintain expense limitations for the Fund. The Board also took into account management's discussion of the Fund's expenses. The Board also considered that the Fund's management fee rate was reduced in October 2015, and that the effects of this fee reduction are not reflected in the Fund's total expenses in the third party report. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the
Advisory Agreement, including, among other information, a comparison of the
Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-and three-year periods ended December
31, 2015. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-and three-year periods ended December 31, 2015. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the
Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund.
In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the
Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The
Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the
Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

64  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the
USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates.
Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an
Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the Funds' Trustees, you may call (800)
531-USAA (8722) or (210) 531-8722 to request a free copy of the Funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present);
Director of USAA Asset Management Company (AMCO) (12/11-present); Director of
USAA Investment Management Company (IMCO) (10/09-present); President, IMCO
(10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA
Shareholder Account Services (SAS) (10/09-present); Senior Vice President of
USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present);
Director of FPS (12/13-present); President and Director of USAA Investment
Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr.
McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research
Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds.
Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

66  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an
investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and
Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley
brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr.
McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since
10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of
Business at Rice University (07/13-present); Associate Professor of Finance at
Jesse H. Jones Graduate School of Business at Rice University (07/01-present);
Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate
School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the
Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

68  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of
        1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds,
        P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee
        Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee
        Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment
Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio
Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President,
Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice
President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG
General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel
(11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13);
Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO,
SAS, and ICORP.

================================================================================

70  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA
(11/14-present); Executive Director, Lead Securities Attorney, FASG General
Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr.
Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA
(12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO,
(04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA
(04/13-present); Director, Institutional Asset Management Compliance, AMCO
(03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO
(06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment
        Company Act of 1940.

================================================================================

72  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional
Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at
USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   97448-0716                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                                 [GRAPHIC OF USAA CORNERSTONE CONSERVATIVE FUND]

 ============================================================

         ANNUAL REPORT
         USAA CORNERSTONE CONSERVATIVE FUND
         MAY 31, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AN INVESTMENT PLAN CAN KEEP US FROM MAKING
HASTY PORTFOLIO DECISIONS BASED ON MARKET
TURMOIL, WHILE GIVING US FLEXIBILITY TO TAKE        [PHOTO OF BROOKS ENGLEHARDT]
ADVANTAGE OF ATTRACTIVE OPPORTUNITIES WHEN
THEY ARISE."

--------------------------------------------------------------------------------

JULY 2016

Global equity markets were volatile during the reporting period ended May 31,
2016. Concerns about the global economy--especially worries about China's growth and the potential "Brexit"--fueled the turmoil. Global stocks sold off in August to September 2015 and then again during the first six weeks of 2016. Both declines were followed by strong rallies. By the end of the reporting period, the broad U.S. stock market had generated a modest gain, but non-U.S. stocks stayed in negative territory.

U.S. stocks were able to recover their losses, in our opinion, because the U.S.
economy continued to grow (albeit slowly) and U.S. employers continued to add jobs. Market participants may have believed there was little chance of a recession in the near term. We remain cautious about the U.S. economic outlook at the time of this writing. Overall, in 2016, we expect the economy to continue running low and slow, with the weak 0.8% growth recorded in the first quarter of
2016 supporting this assessment.

Surprisingly, despite the disappointing economic data, investors were able to shrug off news of bad earnings during the reporting period. In the first quarter of 2016, companies comprising the S&P 500(R) Index suffered their fourth consecutive quarter of year-over-year earnings declines. Some commentators argued that the news was not that dismal if you factored out energy and metals and mining companies. At USAA Investments, we take the data as it is, not as we would prefer it to be. Indeed, we anticipate that corporate earnings will decline again in the second quarter of 2016. We also expect that revenues will continue to fall. To compensate for this, many companies have cut operating costs, reduced capital spending, and bought back their shares. However, we think they may have extracted most of what they can with these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Meanwhile, the Federal Reserve (the Fed) started raising interest rates during the reporting period, lifting the federal funds target rate by 0.25% in December
2015. At the same time, Fed policymakers mentioned that four

================================================================================

================================================================================

interest rate increases were likely for 2016. They subsequently cut this projection to two interest rate increases, largely because of global market turmoil and weaker-than-expected U.S. economic data during the first quarter of
2016. In early June 2016, after a disappointing employment rate, investors appeared to dial back expectations further, pricing in just a single interest rate increase in 2016. At USAA Investments, we have believed for some time that
Fed policymakers are unlikely to raise interest rates rapidly because they do not want to jeopardize U.S. economic growth. We continue to believe one or two interest rate increases are likely in 2016. While there is a chance that inflation measures may turn higher, we believe those pressures are likely to be temporary.

Looking ahead, we expect market turbulence to continue. In volatile times, it can be a challenge to find investments that provide adequate compensation relative to the risk assumed. This is one reason we should all have an investment plan. An investment plan can help us stay focused on what is most important--our objectives, time horizon, and risk tolerance. An investment plan can keep us from making hasty portfolio decisions based on market turmoil, while giving us flexibility to take advantage of attractive opportunities when they arise. Time horizon is critical. After all, dramatic price movements like those seen during the reporting period can smooth into smaller dips in the long term.
If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead we will continue monitoring market conditions, global events, economic trends, Fed monetary policy, and other factors that could potentially affect your investments. We remain committed to providing you with our best advice, top-notch service, and a variety of mutual funds. At USAA Investments, we look forward to continuing to help you with your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities markets. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             10

    Report of Independent Registered
      Public Accounting Firm                                                  11

    Portfolio of Investments                                                  12

    Notes to Portfolio of Investments                                         14

    Financial Statements                                                      15

    Notes to Financial Statements                                             18

EXPENSE EXAMPLE                                                               28

ADVISORY AGREEMENT(S)                                                         30

TRUSTEES' AND OFFICERS' INFORMATION                                           35

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

207232-0716

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE CONSERVATIVE FUND (THE FUND) SEEKS CURRENT INCOME. THE FUND
ALSO CONSIDERS THE POTENTIAL FOR CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in a selection of USAA mutual funds (underlying USAA Funds)
consisting of a target asset class allocation of approximately 20% equity securities and 80% fixed-income securities. This is often referred to as a fund-of-funds investment strategy. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The Fund may invest in investment-grade and below-investment-grade securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                             WASIF A. LATIF
    LANCE HUMPHREY, CFA*

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The prospect of slowing global growth, together with volatile energy prices and uncertainty about Federal Reserve (the Fed) policy, acted as a headwind to most segments of the financial markets during the reporting period ended
    May 31, 2016.

    Global equities generally lost ground during the reporting period. While large-cap U.S. equities produced a modest gain, U.S. small-cap stocks, developed-market stocks, and the emerging markets all closed at a loss.
    Two large selloffs--the first in August to September 2015, the second in
    January 2016--accounted for the majority of the losses, offsetting positive returns during the rest of the reporting period.

    The first downturn largely stemmed from investors' expectation that the Fed was set to move off of its long-standing policy of zero interest rates at its September 2015 meeting. The Fed in fact held interest rates steady in
    September 2015, a positive surprise that fueled a short-lived recovery in financial assets. The Fed ultimately raised the federal funds target rate by a quarter point in December 2015, its first increase in more than nine years. Although this move was well-anticipated by the markets--meaning that it had only a limited short-term impact on stock prices--it nonetheless raised fears that the Fed would raise interest rates several times during 2016. This

    *Effective March 9, 2016, Lance Humphrey began co-managing the Fund.

================================================================================

2  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

    concern, together with evidence of slowing global growth and worries about the potential effects of plunging oil prices, were the key factors in the selloff that occurred at the beginning of the new year. Despite this rough start, the markets quickly reversed course in mid-February 2016 after the central banks in Europe and Japan surprised investors by announcing aggressive, growth-oriented shifts in their monetary policies. Even though stocks moved well off of their February 2016 lows in the subsequent rally, the recovery was not enough to overcome their earlier weakness.

    The slow-growth environment, while challenging for equities, was a positive for the interest-rate sensitive segments of the bond market. Intermediate-
    and longer-term U.S. Treasuries performed particularly well, as the backdrop of sluggish growth and low inflation offset the prospect of tighter Fed policy. Investment-grade corporate bonds also delivered gains.
    After producing shaky returns through most of the reporting period, corporate bonds rallied late in the reporting period. The drop in short-term interest rates to below-zero levels in Europe and Japan fueled renewed demand for higher-yielding assets. While the investment-grade market performed well for the reporting period, high-yield bonds posted a loss. The bulk of the shortfall occurred in the second half of 2015, when the asset class was pressured by elevated investor risk aversion and worries that falling commodity prices would lead to increased defaults among smaller energy and mining issuers.

o   HOW DID THE USAA CORNERSTONE CONSERVATIVE FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    For the reporting period ended May 31, 2016, the Fund had a total return of
    -0.05%. This compares to returns of -5.42% for the MSCI All-Country World
    Index, 2.83% for the Barclays U.S. Universal Index*, and 1.47% for the
    Cornerstone Conservative Composite Index.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *As of October 1, 2015, the Barclays U.S. Universal Index replaced the MSCI
    All-Country World Index as it more closely represents the securities held by the Fund.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund benefited from the fact that the majority of its portfolio is allocated to bonds, which meant the Fund was well positioned for the relative outperformance of fixed-income securities during the reporting period. Consistent with the Fund's objective of income and capital appreciation, three investment-grade bond funds--USAA Income Fund, USAA
    Intermediate-Term Bond Fund, and USAA Short-Term Bond Fund--make up the bulk of the Fund's fixed-income portfolio. All three funds generated positive returns during the reporting period and helped provide stability during the two selloffs in equities.

    The contribution from these investment-grade bond funds was somewhat offset by the underperformance of the Fund's allocation to high-yield bonds through the USAA High Income Fund. All of the negative performance occurred in the first half of the reporting period, but we maintained the position through the downturn based on high-yield bonds' attractive income relative to the market as a whole. As a result, the Fund was positioned to benefit from the recovery of the asset class from February 2016 onward.

    The Fund's domestic equity allocation, which is invested in five USAA funds that represent a variety of investment styles, finished with a net gain.
    The Fund's investments in funds linked to the returns of income-producing stocks and the S&P 500 Index both gained ground, outweighing the weaker returns of investments in funds that employ growth and value styles. The
    Fund also benefited from our decision to maintain an underweight in the small-cap stocks, which was based on our view that the asset class was unattractively valued in relation to large-cap stocks.

    Our modest weighting in developed-market international stocks detracted from results. The asset class underperformed the U.S. market by a considerable margin during the reporting period, reflecting the

================================================================================

4  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

    relative weakness in economic growth overseas. Still, we continue to see an opportunity in international equities due to the combination of their attractive valuations and the potential for improved corporate earnings both this year and next. The Fund's minor position in emerging-markets stocks also lost ground, reflecting concerns about slower growth in China,
    U.S. dollar strength, and the slump in commodity prices. On the plus side, the Fund's small allocation to gold stocks through an investment in the
    USAA Precious Metals and Minerals Fund, delivered a strong, double-digit gain.

    We continue to hold a cautious view regarding the overall outlook for the financial markets. Although the investment backdrop remains generally favorable--highlighted by a growing U.S. economy, supportive central bank policies, and compelling valuations for stocks overseas--the likelihood of negative surprises is high. China's growth prospects, volatility in commodity prices, geopolitical headlines, and the approaching U.S.
    elections are all factors that could affect market performance in the months ahead. Amid this uncertain outlook, our approach is to remain true to our longstanding strategy of using fundamentals and valuations to construct portfolios that can capitalize on a wide range of potential outcomes. We believe this steady approach is appropriate at a time in which risks and opportunities appear to be in equal balance.

    Thank you for allowing us to help you manage your investments.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o The underlying funds may be invested in, among other things: (1) exchange-traded funds; (2) futures, options, and other derivatives; (3) non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments; and (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result.
    The assets of the Cornerstone Conservative Fund and Cornerstone Equity Fund
    will be invested in other USAA funds and will indirectly bear expenses and reflect the risks of the underlying funds in which it invests. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE CONSERVATIVE FUND (THE FUND)
(Ticker Symbol: USCCX)

--------------------------------------------------------------------------------
                                            5/31/16                 5/31/15
--------------------------------------------------------------------------------
Net Assets                               $137.7 Million         $145.6 Million
Net Asset Value Per Share                    $10.27                 $10.68

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
    1 YEAR                                             SINCE INCEPTION 6/8/12
    -0.05%                                                     3.83%

--------------------------------------------------------------------------------
                        EXPENSE RATIOS AS OF 5/31/15*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       0.73%       AFTER REIMBURSEMENT          0.68%

            (Includes acquired fund fees and expenses of 0.58%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE
OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE
PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT
WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH
MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE
MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1,
2015, and are calculated as a percentage of average net assets. USAA Asset
Management Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses
(exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2016. If the total annual operating expense ratio of the Fund is lower than 0.10%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

                   o CUMULATIVE PERFORMANCE COMPARISON o

                [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  MSCI            CORNERSTONE             USAA
               ALL-COUNTRY       CONSERVATIVE         CORNERSTONE         BARCLAYS U.S.
               WORLD INDEX      COMPOSITE INDEX    CONSERVATIVE FUND    UNIVERSAL INDEX*
05/31/12       $10,000.00          $10,000.00         $10,000.00           $10,000.00
06/30/12        10,493.89           10,113.27          10,095.03            10,025.20
07/31/12        10,637.55           10,257.57          10,205.08            10,174.72
08/31/12        10,868.84           10,321.22          10,305.13            10,196.08
09/30/12        11,211.17           10,406.09          10,426.24            10,225.98
10/31/12        11,136.45           10,412.33          10,476.52            10,258.45
11/30/12        11,278.85           10,454.97          10,526.79            10,283.01
12/31/12        11,534.33           10,500.52          10,580.01            10,284.93
01/31/13        12,065.70           10,558.69          10,661.23            10,231.32
02/28/13        12,063.82           10,604.16          10,712.00            10,280.45
03/31/13        12,281.81           10,664.38          10,780.03            10,292.62
04/30/13        12,635.33           10,808.14          10,882.02            10,405.61
05/31/13        12,600.66           10,668.50          10,810.63            10,229.19
06/30/13        12,232.36           10,465.93          10,587.24            10,049.13
07/31/13        12,817.95           10,593.68          10,710.47            10,081.81
08/31/13        12,550.90           10,500.81          10,648.85            10,024.35
09/30/13        13,199.17           10,684.73          10,766.55            10,124.10
10/31/13        13,729.68           10,849.74          10,921.69            10,224.27
11/30/13        13,924.12           10,854.35          10,942.37            10,191.17
12/31/13        14,164.33           10,858.43          10,946.98            10,146.53
01/31/14        13,597.75           10,898.40          10,999.41            10,281.09
02/28/14        14,254.63           11,066.13          11,146.20            10,354.35
03/31/14        14,318.01           11,067.18          11,160.32            10,344.74
04/30/14        14,454.31           11,153.50          11,234.09            10,430.39
05/31/14        14,761.74           11,301.89          11,350.01            10,555.98
06/30/14        15,039.67           11,364.12          11,426.97            10,572.00
07/31/14        14,857.12           11,299.38          11,373.92            10,539.11
08/31/14        15,185.29           11,453.25          11,501.24            10,653.38
09/30/14        14,693.04           11,303.61          11,362.82            10,568.80
10/31/14        14,796.48           11,418.49          11,426.89            10,672.39
11/30/14        15,043.98           11,500.75          11,490.97            10,729.00
12/31/14        14,753.68           11,450.11          11,424.05            10,710.63
01/31/15        14,523.01           11,585.66          11,521.50            10,914.39
02/28/15        15,331.53           11,657.00          11,586.47            10,850.74
03/31/15        15,093.98           11,664.47          11,575.95            10,895.60
04/30/15        15,531.92           11,708.96          11,630.35            10,883.00
05/31/15        15,511.65           11,697.67          11,619.46            10,863.99
06/30/15        15,146.48           11,546.94          11,478.81            10,742.67
07/31/15        15,278.01           11,612.70          11,478.81            10,805.25
08/31/15        14,230.69           11,436.28          11,292.61            10,773.42
09/30/15        13,715.12           11,393.93          11,192.50            10,815.50
10/31/15        14,791.55           11,590.39          11,391.19            10,850.10
11/30/15        14,669.41           11,542.81          11,324.96            10,810.59
12/31/15        14,404.86           11,456.24          11,144.00            10,756.55
01/31/16        13,535.78           11,417.29          11,032.00            10,875.31
02/29/16        13,442.98           11,469.81          11,054.00            10,952.63
03/31/16        14,439.21           11,751.96          11,388.00            11,086.76
04/30/16        14,652.35           11,851.86          11,580.00            11,162.38
05/31/16        14,670.82           11,869.63          11,614.00            11,171.13

                                   [END CHART]

                    Data from 5/31/12 through 5/31/16.**

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of October 1, 2015, the Barclay U.S. Universal Index replaced the MSCI
All-Country World Index as it more closely represents the securities held by the
Fund.

**The performance of the MSCI All-Country World Index, Barclays U.S. Universal
Index, and the Cornerstone Conservative Composite Index is calculated from the end of the month, May 31, 2012, while the inception date for the USAA
Cornerstone Conservative Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Conservative Fund to the benchmarks listed below. The Manager has developed the Cornerstone Conservative Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o   The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o   The Cornerstone Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) (11%), the MSCI ACWI ex USA IMI
    (8%), the Barclays U.S. Universal Index (78%), the Bloomberg Commodity
    Index Total Return (0.5%), the MSCI U.S. Real Estate Investment Trust
    (REIT) Index (0.5%), and the Barclays U.S. Treasury - Bills (1-3M) (2%).

o   The unmanaged Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield,
    Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index,
    and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

================================================================================

8  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

                       o ASSET ALLOCATION - 5/31/16 o

INVESTMENT                                                            ALLOCATION
---------------------------------------------------------------------------------
USAA FUND:
Aggressive Growth ........................................................   0.8%
Emerging Markets  ........................................................   1.5%
Growth  ..................................................................   1.2%
Income Stock .............................................................   2.0%
International ............................................................   5.5%
Precious Metals and Minerals .............................................   0.5%
S&P 500 Index ............................................................   2.8%
Small Cap Stock ..........................................................   2.0%
Value ....................................................................   2.0%
    Total Equity & Alternative ...........................................  18.3%
Flexible Income ..........................................................   3.1%
Government Securities ....................................................   5.1%
High Income ..............................................................   9.4%
Income ...................................................................  24.3%
Intermediate-Term Bond ...................................................  31.6%
Short-Term Bond ..........................................................   8.0%
    Total Fixed-Income ...................................................  81.5%

CASH:
Money Market Instruments .................................................  0.2%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended
May 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts
(or, if subsequently determined to be different, the maximum amount allowable)
for the fiscal year ended May 31, 2016:

  DIVIDEND RECEIVED       LONG-TERM
DEDUCTION (CORPORATE    CAPITAL GAIN        FOREIGN TAXES     FOREIGN SOURCE        QUALIFIED
  SHAREHOLDERS)(1)     DISTRIBUTIONS(2)        PAID(3)            INCOME         INTEREST INCOME
-------------------------------------------------------------------------------------------------
       5.02%              $648,000             $24,000           $130,000             $2,000
-------------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

(3) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE CONSERVATIVE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Conservative Fund (one of
the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31,
2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
USAA Cornerstone Conservative Fund at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2016

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2016

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
              EQUITY & ALTERNATIVE FUNDS (18.3%)
     28,002   USAA Aggressive Growth Fund                                                                $  1,085
    146,076   USAA Emerging Markets Fund                                                                    2,074
     69,412   USAA Growth Fund                                                                              1,699
    155,598   USAA Income Stock Fund                                                                        2,714
    288,914   USAA International Fund                                                                       7,610
     45,133   USAA Precious Metals and Minerals Fund*                                                         631
    128,127   USAA S&P 500 Index Fund                                                                       3,845
    174,024   USAA Small Cap Stock Fund                                                                     2,713
    148,885   USAA Value Fund                                                                               2,818
                                                                                                         --------
              Total Equity & Alternative Funds (cost: $24,563)                                             25,189
                                                                                                         --------
              FIXED-INCOME FUNDS (81.5%)
    467,874   USAA Flexible Income Fund                                                                     4,230
    710,505   USAA Government Securities Fund                                                               7,105
  1,689,807   USAA High Income Fund                                                                        12,910
  2,570,077   USAA Income Fund                                                                             33,411
  4,170,100   USAA Intermediate-Term Bond Fund                                                             43,536
  1,214,853   USAA Short-Term Bond Fund                                                                    11,092
                                                                                                         --------
              Total Fixed-Income Funds (cost: $114,255)                                                   112,284
                                                                                                         --------
              MONEY MARKET INSTRUMENTS (0.2%)

              MONEY MARKET FUNDS (0.2%)
    230,416   State Street Institutional Liquid Reserves Fund Premier Class, 0.45%(a)
                  (cost: $230)                                                                                230
                                                                                                         --------

              TOTAL INVESTMENTS (COST: $139,048)                                                         $137,703
                                                                                                         ========

================================================================================

12  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------
ASSETS                                                 LEVEL 1        LEVEL 2          LEVEL 3              TOTAL
-----------------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                            $ 25,189             $-               $-           $ 25,189
Fixed-Income Funds                                     112,284              -                -            112,284

Money Market Instruments:
  Money Market Funds                                       230              -                -                230
-----------------------------------------------------------------------------------------------------------------
Total                                                 $137,703             $-               $-           $137,703
-----------------------------------------------------------------------------------------------------------------

For the period of June 1, 2015, through May 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The underlying funds in which the Fund invests are managed by USAA Asset
    Management Company, an affiliate of the Fund. The Fund invests in the
    Reward Shares of the USAA S&P 500 Index Fund and the Institutional Shares
    of the other USAA mutual funds.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at
        May 31, 2016.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

14  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in affiliated underlying funds, at value (cost of $138,818)             $137,473
   Investments in other securities, at value (cost of $230)                                 230
   Receivables:
       Capital shares sold                                                                  150
       USAA Asset Management Company (Note 5C)                                               50
       USAA Transfer Agency Company (Note 5D)                                                 2
       Dividends from affiliated underlying funds                                           173
                                                                                       --------
           Total assets                                                                 138,078
                                                                                       --------
LIABILITIES
   Payables:
       Securities purchased                                                                 173
       Capital shares redeemed                                                              150
   Other accrued expenses and payables                                                       50
                                                                                       --------
           Total liabilities                                                                373
                                                                                       --------
              Net assets applicable to capital shares outstanding                      $137,705
                                                                                       ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                     $140,941
   Accumulated undistributed net investment income                                          869
   Accumulated net realized loss on investments                                          (2,760)
   Net unrealized depreciation of investments                                            (1,345)
                                                                                       --------
              Net assets applicable to capital shares outstanding                      $137,705
                                                                                       ========
   Capital shares outstanding, unlimited number of shares authorized,
       no par value                                                                      13,403
                                                                                       ========
   Net asset value, redemption price, and offering price per share                     $  10.27
                                                                                       ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2016

--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income distributions from affiliated underlying funds                               $  4,775
  Interest                                                                                   3
                                                                                      --------
    Total income                                                                         4,778
                                                                                      --------
EXPENSES
  Custody and accounting fees                                                               42
  Postage                                                                                   17
  Shareholder reporting fees                                                                17
  Trustees' fees                                                                            28
  Registration fees                                                                         37
  Professional fees                                                                         63
  Other                                                                                      8
                                                                                      --------
       Total expenses                                                                      212
  Expenses reimbursed                                                                      (74)
                                                                                      --------
       Net expenses                                                                        138
                                                                                      --------
NET INVESTMENT INCOME                                                                    4,640
                                                                                      --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
    Sales of affiliated underlying funds                                                (3,408)
    Capital gain distributions from affiliated underlying funds                            961
  Change in net unrealized appreciation/(depreciation) of affiliated
    underlying funds                                                                    (2,487)
                                                                                      --------
       Net realized and unrealized loss                                                 (4,934)
                                                                                      --------
  Decrease in net assets resulting from operations                                    $   (294)
                                                                                      ========

See accompanying notes to financial statements.

================================================================================

16  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

----------------------------------------------------------------------------------------------------
                                                                               2016             2015
----------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                                    $  4,640         $  3,830
  Net realized loss on sales of affiliated underlying funds                  (3,408)            (258)
  Net realized gain on capital gain distributions from
    affiliated underlying funds                                                 961              647
  Change in net unrealized appreciation/(depreciation) of
    affiliated underlying funds                                              (2,487)          (1,219)
                                                                           -------------------------
    Increase (decrease) in net assets resulting from operations                (294)           3,000
                                                                           -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      (4,606)          (3,657)
  Net realized gains                                                           (665)            (272)
                                                                           -------------------------
    Distributions to shareholders                                            (5,271)          (3,929)
                                                                           -------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                  47,932           79,472
  Reinvested dividends                                                        5,232            3,821
  Cost of shares redeemed                                                    55,520)         (45,751)
                                                                           -------------------------
    Increase (decrease) in net assets from capital
      share transactions                                                     (2,356)          37,542
                                                                           -------------------------
  Net increase (decrease) in net assets                                      (7,921)          36,613

NET ASSETS
  Beginning of year                                                         145,626          109,013
                                                                           -------------------------
  End of year                                                              $137,705         $145,626
                                                                           =========================
Accumulated undistributed net investment income:
  End of year                                                              $    869         $    835
                                                                           =========================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                                 4,699            7,430
  Shares issued for dividends reinvested                                        518              359
  Shares redeemed                                                            (5,451)          (4,276)
                                                                           -------------------------
    Increase (decrease) in shares outstanding                                  (234)           3,513
                                                                           =========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Fund qualifies as a registered investment company under
Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Cornerstone Conservative Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek current income. The Fund also considers the potential for capital appreciation.

The Fund is a "fund of funds" in that it invests in a portfolio of underlying
USAA equity and alternative and fixed-income mutual funds (underlying USAA
Funds) managed by USAA Asset Management Company (the Manager), an affiliate of the Fund.

A.  SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
    established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board

================================================================================

18  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

    regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the
    New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Investments in the underlying USAA Funds and other open-end investment companies, other than exchange-traded funds (ETFs) are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    2. The underlying USAA Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

       duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B.  FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
    The three-level valuation hierarchy disclosed in the Portfolio of
    Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices
    (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C.  FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D.  INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and capital gain distributions from the underlying USAA Funds are recorded on the ex-dividend date.
    Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

================================================================================

20  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

E.  EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the
    Fund's bank accounts may be used to directly reduce the Fund's expenses.
    For the year ended May 31, 2016, there were no custodian and other bank credits.

F.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the
    Trust expects the risk of loss to be remote.

G.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended May 31, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.2% of the total fees paid to CAPCO by the USAA Funds. The
Fund had no borrowings under this agreement during the year ended May 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.
generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended May 31, 2016, and
2015, was as follows:

                                                  2016                   2015
                                               ---------------------------------
Ordinary income*                               $4,623,000             $3,658,000
Long-term realized capital gain                   648,000                271,000
                                               ----------             ----------
                                                5,271,000              3,929,000
                                               ==========             ==========

As of May 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                           869,000
Accumulated capital and other losses                                  (2,131,000)
Unrealized depreciation of investments                                (1,974,000)

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

================================================================================

22  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2016, the Fund had net capital loss carryforwards of $2,131,000, for federal income tax purposes as shown in the table below. It is unlikely that the
Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                         CAPITAL LOSS CARRYFORWARDS
                 -------------------------------------------
                                TAX CHARACTER
                 -------------------------------------------
                (NO EXPIRATION)                     BALANCE
                ---------------                   ----------
                 Short-Term                       $  116,000
                 Long-Term                         2,015,000
                                                  ----------
                      Total                       $2,131,000
                                                  ==========

For the year ended May 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the
Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2016, were $58,808,000 and
$58,317,000, respectively.

As of May 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $139,677,000.

Gross unrealized appreciation and depreciation of investments as of May 31,
2016, for federal income tax purposes, were $1,432,000 and $3,406,000, respectively, resulting in net unrealized depreciation of $1,974,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

(5) AGREEMENTS WITH MANAGER

A.  ADVISORY AGREEMENT - The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory
    Agreement. The Manager does not receive any management fees from the Fund for these services.

B.  ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. The Manager does not receive any fees from the Fund for these services. In addition to the services provided under its Administration and Servicing Agreement with the
    Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the billing of these expenses to the Fund. These expenses are included in the professional fees on the Fund's Statement of Operations and, for the year ended May 31, 2016, were $4,000 for the Fund.

C.  EXPENSE LIMITATION - The Manager agreed, through October 1, 2016, to limit the total annual operating expenses of the Fund to 0.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2016, without approval of the
    Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2016, the Fund incurred reimbursable expenses of $74,000, of which $50,000 was receivable from the Manager.

D.  TRANSFER AGENCY AGREEMENT - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. SAS does not receive any fees from the
    Fund for these services. However, at May 31, 2016, the Fund recorded a receivable of $2,000 for SAS adjustments to dividends and capital gains payable.

E.  UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

24  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile
Association (USAA), a large, diversified financial services institution. At
May 31, 2016, USAA and its affiliates owned 1,000 shares, which represents less than 0.1% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) TRANSACTIONS WITH AFFILIATED FUNDS

A.  SHARE OWNERSHIP - The Fund does not invest in the underlying USAA funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the underlying USAA
    Funds' net assets. At May 31, 2016, the Fund owned the following percentages of the total outstanding shares of each of the underlying USAA
    Funds:

    AFFILIATED USAA FUND                                            OWNERSHIP %
    ----------------------------------------------------------------------------
    Aggressive Growth                                                   0.1
    Emerging Markets                                                    0.2
    Flexible Income                                                     4.5
    Government Securities                                               1.3
    Growth                                                              0.1
    High Income                                                         0.6
    Income                                                              0.5
    Income Stock                                                        0.1
    Intermediate-Term Bond                                              1.2
    International                                                       0.2
    Precious Metals and Minerals                                        0.1
    S&P 500 Index                                                       0.1
    Short-Term Bond                                                     0.3
    Small Cap Stock                                                     0.2
    Value                                                               0.2

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

B.  TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the underlying USAA Funds for the year ended May 31, 2016 (in thousands):

                                                                      REALIZED
                               PURCHASE        SALES      DIVIDEND      GAIN             MARKET VALUE
AFFILIATED USAA FUND            COST(a)       PROCEEDS     INCOME      (LOSS)(b)    05/31/2015  05/31/2016
----------------------------------------------------------------------------------------------------------
Aggressive Growth              $   133        $   600      $   13      $   (22)      $  1,666    $  1,085
Emerging Markets                   125            543          22         (172)         2,920       2,074
Flexible Income                  4,207              -          10            -              -       4,230
Government Securities            7,114              -          15            -              -       7,105
Growth                             365            277          17          (36)         1,707       1,699
High Income                     12,280          6,520       1,029       (1,176)         8,665      12,910
Income                           3,967         16,952       1,173         (647)        47,017      33,411
Income Stock                       480            334          81          (43)         2,710       2,714
Intermediate-Term Bond          20,490          8,955       1,889         (571)        33,238      43,536
International                    3,127              -         111            -          5,528       7,610
Precious Metals and
  Minerals                           -            795           -         (362)         1,418         631
S&P 500 Index                    2,408            285          69          (18)         1,688       3,845
Short-Term Bond                  1,410         22,860         288         (309)        32,763      11,092
Small Cap Stock                  1,144             65          11          (25)         2,001       2,713
Value                            1,558            131          47          (27)         1,626       2,818

(a) Includes reinvestment of distributions from dividend income and realized gains.

(b) Includes capital gain distributions received, if any.

================================================================================

26  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                                         PERIOD ENDED
                                                                  YEAR ENDED MAY 31,                        MAY 31,
                                                 --------------------------------------------------------------------
                                                     2016               2015              2014                2013***
                                                 --------------------------------------------------------------------
Net asset value at beginning of period           $  10.68           $  10.77          $  10.60             $ 10.00
                                                 -----------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                               .35                .31               .34(a)              .35(a)
  Net realized and unrealized gain (loss)            (.37)              (.06)              .17(a)              .46(a)
                                                 -----------------------------------------------------------------
Total from investment operations                     (.02)               .25               .51(a)              .81(a)
                                                 -----------------------------------------------------------------
Less distributions from:
  Net investment income                              (.34)              (.32)             (.32)               (.21)
  Realized capital gains                             (.05)              (.02)             (.02)               (.00)(b)
                                                 -----------------------------------------------------------------
Total distributions                                  (.39)              (.34)             (.34)               (.21)
                                                 -----------------------------------------------------------------
Net asset value at end of period                 $  10.27           $  10.68          $  10.77             $ 10.60
                                                 =================================================================
Total return (%)*                                   (0.05)              2.37              4.99                8.11
Net assets at end of period (000)                $137,705           $145,626          $109,013             $68,571
Ratios to average net assets:**,(c)
  Expenses (%)(e)                                     .10                .10               .10                 .10(d)
  Expenses, excluding reimbursements (%)(e)           .15                .15               .20                 .52(d)
  Net investment income (%)                          3.38               3.03              3.27                3.27(d)
Portfolio turnover (%)                                 43(f)               5                 1                   4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $137,263,000.
*** Fund commenced operations on June 8, 2012.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                        -                  -              (.00%)(+)           (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(f) Reflects overall increased trading activity due to changes in asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

EXPENSE EXAMPLE

May 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA Funds in which it invests
(acquired funds). These acquired fund fees and expenses are not included in the
Fund's annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2015, through May
31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before

================================================================================

28  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical"
is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher. Acquired fund fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expenses paid in the table below.

                                                                                     EXPENSES PAID
                                         BEGINNING                ENDING             DURING PERIOD*
                                       ACCOUNT VALUE           ACCOUNT VALUE        DECEMBER 1, 2015 -
                                      DECEMBER 1, 2015         MAY 31, 2016           MAY 31, 2016
                                      ----------------------------------------------------------------
Actual                                    $1,000.00              $1,025.50                $0.51

Hypothetical
  (5% return before expenses)              1,000.00               1,024.50                 0.51

*Expenses are equal to the Fund's annualized expense ratio of 0.10%, which is net of any reimbursements and expenses paid indirectly and excludes expenses of the acquired funds, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The
 Fund's actual ending account value is based on its actual total return of 2.55%
 for the six-month period of December 1, 2015, through May 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  29

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the
Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent
Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuance of the
Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the
Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the

================================================================================

30  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the
Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The
Board considered the services provided to the Fund by the Manager under the
Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services.
In addition to the investment advisory services provided to the Fund, the
Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory
Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

senior and investment personnel, as well as current staffing levels. The
Manager's role in coordinating the activities of the Fund other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory
Agreement, the Board focused on the experience, resources, and strengths of the
Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including the fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the
"expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies with the same investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Manager does not receive a management fee from the Fund. The data indicated that the
Fund's total expenses, which included underlying fund expenses and any reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services provided by the Manager. The Board also took into account the Manager's undertaking to maintain expense limitations for the Fund.

================================================================================

32  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results.
The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the
"performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its
Lipper index for the one- and three-year periods ended December 31, 2015. The
Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one- and three-year periods ended
December 31, 2015. The Board took into account management's discussion of the
Fund's performance, including the Fund's investment approach and the impact of the market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration that the
Manager does not collect a management fee from the Fund. The information considered by the Board included operating profit margin information for the
Manager's business as a whole. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the
Manager has reimbursed the Fund for certain expenses. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses.
The Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The
Board also took into account the Manager's receipt of fees from the underlying funds in which the Fund invests. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of services received

================================================================================

                                                     ADVISORY AGREEMENT(S) |  33

================================================================================

by the Fund from the Manager. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as
Manager.

ECONOMIES OF SCALE - With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Manager does not receive any advisory fees under the Advisory Agreement. The Board took into account management's discussion of the Fund's current advisory fee structure.
The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effects of the Fund's growth and size on the Fund's performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of the funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the
Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

34  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the
USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates.
Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an
Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the Funds' Trustees, you may call (800)
531-USAA (8722) or (210) 531-8722 to request a free copy of the Funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present);
Director of USAA Asset Management Company (AMCO) (12/11-present); Director of
USAA Investment Management Company (IMCO) (10/09-present); President, IMCO
(10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA
Shareholder Account Services (SAS) (10/09-present); Senior Vice President of
USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present);
Director of FPS (12/13-present); President and Director of USAA Investment
Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr.
McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research
Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds.
Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

36  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an
investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and
Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley
brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr.
McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since
10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of
Business at Rice University (07/13-present); Associate Professor of Finance at
Jesse H. Jones Graduate School of Business at Rice University (07/01-present);
Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate
School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the
Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

38  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of
        1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds,
        P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee
        Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee
        Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment
Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio
Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice
President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice
President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG
General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel
(11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13);
Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO,
SAS, and ICORP.

================================================================================

40  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel,
USAA (11/14-present); Executive Director, Lead Securities Attorney,
FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General
Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of
IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration,
USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO,
(04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA
(04/13-present); Director, Institutional Asset Management Compliance, AMCO
(03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO
(06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment
        Company Act of 1940.

================================================================================

42  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------
Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional
Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at
USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

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   =============================================================================
   97446-0716                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                                       [GRAPHIC OF USAA CORNERSTONE EQUITY FUND]

 ============================================================

         ANNUAL REPORT
         USAA CORNERSTONE EQUITY FUND
         MAY 31, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AN INVESTMENT PLAN CAN KEEP US FROM MAKING
HASTY PORTFOLIO DECISIONS BASED ON MARKET           [PHOTO OF BROOKS ENGLEHARDT]
TURMOIL, WHILE GIVING US FLEXIBILITY TO TAKE
ADVANTAGE OF ATTRACTIVE OPPORTUNITIES WHEN
THEY ARISE."

--------------------------------------------------------------------------------

JULY 2016

Global equity markets were volatile during the reporting period ended
May 31, 2016. Concerns about the global economy--especially worries about
China's growth and the potential "Brexit"--fueled the turmoil. Global stocks sold off in August to September 2015 and then again during the first six weeks of 2016. Both declines were followed by strong rallies. By the end of the reporting period, the broad U.S. stock market had generated a modest gain, but
non-U.S. stocks stayed in negative territory.

U.S. stocks were able to recover their losses, in our opinion, because the U.S.
economy continued to grow (albeit slowly) and U.S. employers continued to add jobs. Market participants may have believed there was little chance of a recession in the near term. We remain cautious about the U.S. economic outlook at the time of this writing. Overall, in 2016, we expect the economy to continue running low and slow, with the weak 0.8% growth recorded in the first quarter of
2016 supporting this assessment.

Surprisingly, despite the disappointing economic data, investors were able to shrug off news of bad earnings during the reporting period. In the first quarter of 2016, companies comprising the S&P 500(R) Index suffered their fourth consecutive quarter of year-over-year earnings declines. Some commentators argued that the news was not that dismal if you factored out energy and metals and mining companies. At USAA Investments, we take the data as it is, not as we would prefer it to be. Indeed, we anticipate that corporate earnings will decline again in the second quarter of 2016. We also expect that revenues will continue to fall. To compensate for this, many companies have cut operating costs, reduced capital spending, and bought back their shares. However, we think they may have extracted most of what they can with these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Meanwhile, the Federal Reserve (the Fed) started raising interest rates during the reporting period, lifting the federal funds target rate by 0.25% in December
2015. At the same time, Fed policymakers mentioned that four

================================================================================

================================================================================

interest rate increases were likely for 2016. They subsequently cut this projection to two interest rate increases, largely because of global market turmoil and weaker-than-expected U.S. economic data during the first quarter of
2016. In early June 2016, after a disappointing employment rate, investors appeared to dial back expectations further, pricing in just a single interest rate increase in 2016. At USAA Investments, we have believed for some time that
Fed policymakers are unlikely to raise interest rates rapidly because they do not want to jeopardize U.S. economic growth. We continue to believe one or two interest rate increases are likely in 2016. While there is a chance that inflation measures may turn higher, we believe those pressures are likely to be temporary.

Looking ahead, we expect market turbulence to continue. In volatile times, it can be a challenge to find investments that provide adequate compensation relative to the risk assumed. This is one reason we should all have an investment plan. An investment plan can help us stay focused on what is most important--our objectives, time horizon, and risk tolerance. An investment plan can keep us from making hasty portfolio decisions based on market turmoil, while giving us flexibility to take advantage of attractive opportunities when they arise. Time horizon is critical. After all, dramatic price movements like those seen during the reporting period can smooth into smaller dips in the long term.
If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead we will continue monitoring market conditions, global events, economic trends, Fed monetary policy, and other factors that could potentially affect your investments. We remain committed to providing you with our best advice, top-notch service, and a variety of mutual funds. At USAA Investments, we look forward to continuing to help you with your financial goals.

Sincerely,

/s/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities markets. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                              9

    Report of Independent Registered
      Public Accounting Firm                                                  10

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         12

    Financial Statements                                                      13

    Notes to Financial Statements                                             16

EXPENSE EXAMPLE                                                               25

ADVISORY AGREEMENT(S)                                                         27

TRUSTEES' AND OFFICERS' INFORMATION                                           32

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

207235-0716

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE EQUITY FUND (THE FUND) SEEKS CAPITAL APPRECIATION OVER THE
LONG TERM.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests at least 80% of its assets in a selection of USAA mutual funds
(underlying USAA Funds) consisting of a long-term target asset allocation in equity securities. This is often referred to as a fund-of-funds investment strategy. The target asset class allocation can deviate from time to time from these targets as market conditions warrant. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                                      WASIF A. LATIF
    LANCE HUMPHREY, CFA*

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The prospect of slowing global growth, together with volatile energy prices and uncertainty about Federal Reserve (the Fed) policy, acted as a headwind to most segments of the financial markets during the reporting period ended
    May 31, 2016.

    Global equities generally lost ground during the reporting period. While large-cap U.S. equities produced a modest gain, U.S. small-cap stocks, developed-market stocks, and the emerging markets all closed at a loss.
    Two large selloffs--the first in August to September 2015, the second in
    January 2016--accounted for the majority of the losses, offsetting positive returns during the rest of the reporting period.

    The first downturn largely stemmed from investors' expectation that the Fed was set to move off of its long-standing policy of zero interest rates at its September 2015 meeting. The Fed in fact held interest rates steady in
    September 2015, a positive surprise that fueled a short-lived recovery in financial assets. The Fed ultimately raised the federal funds target rate by a quarter point in December 2015, its first increase in more than nine years. Although this move was well anticipated by the markets--meaning that it had only a limited short-term impact on stock prices--it nonetheless raised fears that the Fed would raise interest rates several times during 2016. This concern, together with evidence of slowing global growth and worries about the potential effects of plunging oil prices, were the key factors in the selloff that occurred at the beginning of the new year. Despite this rough

    *Effective March 9, 2016, Lance Humphrey began co-managing the Fund.

================================================================================

2  | USAA CORNERSTONE EQUITY FUND

================================================================================

    start, the markets quickly reversed course in mid-February 2016 after the central banks in Europe and Japan surprised investors by announcing aggressive, growth-oriented shifts in their monetary policies. Even though stocks moved well off of their February 2016 lows in the subsequent rally, the recovery was not enough to overcome their earlier weakness.

o   HOW DID THE USAA CORNERSTONE EQUITY FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    For the reporting period ended May 31, 2016, the Fund had a total return of
    -4.77%. This compares to a return of -5.42% for the MSCI All-Country World
    Index and -3.91% for the Cornerstone Equity Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund's domestic equity allocation, which is invested among six USAA funds that represent a variety of investment styles, finished with a net gain. The Fund's investments in funds linked to the returns of income-producing stocks and the S&P 500 Index both gained ground, outweighing the weaker returns of investments in funds that employ growth and value styles. The Fund's allocations to small-and mid-cap stocks detracted from performance, but benefited from an underweight position in both segments. Our preference for large-cap stocks reflects our view that larger companies are more attractively valued on a relative basis.

    The Fund's weighting in developed-market international stocks detracted from results. These asset classes underperformed the U.S. market by a considerable margin during the reporting period, reflecting the relative weakness in economic growth overseas. Still, we continue to see an opportunity in international equities due to the combination of their attractive valuations and the potential for improved corporate earnings both this year and next.

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    The Fund's allocation to emerging-markets stocks also lost ground due to concerns about slower growth in China, the strength of the U.S. dollar, and the slump in commodity prices. We have held a neutral view on the emerging markets, believing that favorable valuations are offset by the potential for renewed volatility.

    The Fund's commodities exposure, which we achieve through an investment in the USAA Precious Metals and Minerals Fund, made a positive contribution to performance. Gold stocks came under pressure in 2015, but we maintained the position on the belief that the asset class offered an attractive valuation and a way to protect against the potential for rising inflation. This patient approach paid off, as Europe's move to negative interest rates sparked a substantial rally in gold stocks from mid-January 2016 onward.

    We continue to hold a cautious view regarding the overall outlook for the financial markets. Although the investment backdrop remains generally favorable--highlighted by a growing U.S. economy, supportive central bank policies, and compelling valuations for stocks overseas--the likelihood of negative surprises is high. China's growth prospects, volatility in commodity prices, geopolitical headlines, and the approaching U.S.
    elections are all factors that could affect market performance in the months ahead. Amid this uncertain outlook, our approach is to remain true to our longstanding strategy of using fundamentals and valuations to construct portfolios that can capitalize on a wide range of potential outcomes. We believe this steady approach is appropriate at a time in which risks and opportunities appear to be in roughly equal balance.

    Thank you for allowing us to help you manage your investments.

    The assets of the Cornerstone Equity Fund will be invested in other USAA funds and will indirectly bear expenses and reflect the risks of the underlying funds in which it invests. o The underlying funds may be invested in, among other things: (1) exchange-traded funds; (2) futures, options, and other derivatives; (3) non-investment-grade securities; (4)
    precious metals and minerals companies; (5) real estate investment trusts;
    (6) money market instruments; and (7) foreign and emerging markets. o These types of investments and asset classes may be more volatile than others. In addition, it is possible that a particular asset allocation used by the
    Manager may not produce the intended result. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile.
    Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o The USAA Precious Metals and
    Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability and increased price volatility.
    It may be more volatile than a fund that diversifies across many industries and companies.

================================================================================

4  | USAA CORNERSTONE EQUITY FUND

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE EQUITY FUND (THE FUND)
(Ticker Symbol: UCEQX)

--------------------------------------------------------------------------------
                                             5/31/16               5/31/15
--------------------------------------------------------------------------------
Net Assets                                $100.0 Million        $91.7 Million
Net Asset Value Per Share                     $12.51                $13.61

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
    1 YEAR                                             SINCE INCEPTION 6/8/12
    -4.77%                                                      8.04%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/15*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        1.16%      AFTER REIMBURSEMENT         1.02%

               (Includes acquired fund fees and expenses of 0.92%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management
Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the
Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of
Trustees and may be changed or terminated by the Manager at any time after
October 1, 2016. If the total annual operating expense ratio of the Fund is lower than 0.10%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial
Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  CORNERSTONE EQUITY         MSCI-ALL COUNTRY       USAA CORNERSTONE
                   COMPOSITE INDEX             WORLD INDEX             EQUITY FUND
05/31/12             $10,000.00                $10,000.00              $10,000.00
06/30/12              10,454.60                 10,493.89               10,250.00
07/31/12              10,589.58                 10,637.55               10,290.00
08/31/12              10,827.10                 10,868.84               10,570.00
09/30/12              11,138.14                 11,211.17               10,940.00
10/31/12              11,030.66                 11,136.45               10,810.00
11/30/12              11,148.74                 11,278.85               10,900.00
12/31/12              11,372.54                 11,534.33               11,161.72
01/31/13              11,911.10                 12,065.70               11,545.91
02/28/13              11,949.36                 12,063.82               11,515.58
03/31/13              12,236.03                 12,281.81               11,717.79
04/30/13              12,525.80                 12,635.33               11,727.90
05/31/13              12,557.29                 12,600.66               11,839.11
06/30/13              12,241.81                 12,232.36               11,454.92
07/31/13              12,823.59                 12,817.95               12,061.53
08/31/13              12,548.66                 12,550.90               11,839.11
09/30/13              13,138.37                 13,199.17               12,354.73
10/31/13              13,636.56                 13,729.68               12,779.36
11/30/13              13,842.16                 13,924.12               12,941.13
12/31/13              14,103.21                 14,164.33               13,133.04
01/31/14              13,647.54                 13,597.75               12,649.68
02/28/14              14,304.34                 14,254.63               13,307.87
03/31/14              14,361.97                 14,318.01               13,307.87
04/30/14              14,453.58                 14,454.31               13,338.72
05/31/14              14,731.26                 14,761.74               13,595.83
06/30/14              15,045.40                 15,039.67               13,924.93
07/31/14              14,801.75                 14,857.12               13,595.83
08/31/14              15,186.81                 15,185.29               13,966.07
09/30/14              14,684.35                 14,693.04               13,441.57
10/31/14              14,878.84                 14,796.48               13,534.13
11/30/14              15,102.65                 15,043.98               13,811.80
12/31/14              14,891.46                 14,753.68               13,520.46
01/31/15              14,664.01                 14,523.01               13,415.49
02/28/15              15,433.86                 15,331.53               14,097.81
03/31/15              15,240.37                 15,093.98               13,856.37
04/30/15              15,577.10                 15,531.92               14,244.77
05/31/15              15,616.59                 15,511.65               14,286.76
06/30/15              15,300.22                 15,146.48               13,961.34
07/31/15              15,393.23                 15,278.01               13,919.35
08/31/15              14,425.51                 14,230.69               13,048.08
09/30/15              13,953.00                 13,715.12               12,628.19
10/31/15              14,962.73                 14,791.55               13,541.45
11/30/15              14,877.68                 14,669.41               13,509.96
12/31/15              14,614.35                 14,404.86               13,213.00
01/31/16              13,759.41                 13,535.78               12,474.00
02/29/16              13,698.87                 13,442.98               12,441.00
03/31/16              14,705.73                 14,439.21               13,333.00
04/30/16              14,926.32                 14,652.35               13,540.00
05/31/16              15,003.93                 14,670.82               13,605.00

                                   [END CHART]

                    Data from 5/31/12 through 5/31/16.*

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Cornerstone Equity Composite Index and MSCI All-Country
World Index is calculated from the end of the month, May 31, 2012, while the inception date of the USAA Cornerstone Equity Fund is June 8, 2012. There may be
a slight variation of the performance numbers because of this difference.

================================================================================

6  | USAA CORNERSTONE EQUITY FUND

================================================================================

The graph on page 6 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Equity Fund to the benchmarks listed below.
The Manager has developed the Composite Index, which is used to measure the
Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o   The Cornerstone Equity Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI
    USA Investable Market Index (IMI) (56%), the MSCI ACWI ex USA IMI (37%),
    the Bloomberg Commodity Index Total Return (2.5%), the MSCI U.S. Real
    Estate Investment Trust (REIT) Index (2.5%), and the Barclays U.S.
    Treasury - Bills (1-3M) (2%).

o   The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                       o ASSET ALLOCATION - 5/31/16 o

INVESTMENT                                                             ALLOCATION
---------------------------------------------------------------------------------
USAA FUND:
Aggressive Growth ......................................................   4.9%
Emerging Markets .......................................................   8.4%
Growth .................................................................   6.5%
Income Stock ...........................................................  11.1%
International ..........................................................  30.5%
Precious Metals and Minerals ...........................................   1.4%
S&P 500 Index ..........................................................  14.5%
Small Cap Stock ........................................................  11.0%
Value ..................................................................  11.2%
    Total Equity & Alternative .........................................  99.5%

CASH:
Money Market Instruments ...............................................   0.5%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

8  | USAA CORNERSTONE EQUITY FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended
May 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts
(or, if subsequently determined to be different, the maximum amount allowable)
for the fiscal year ended May 31, 2016:

 DIVIDEND RECEIVED        LONG-TERM
DEDUCTION (CORPORATE    CAPITAL GAIN         FOREIGN TAXES   FOREIGN SOURCE    QUALIFIED INTEREST
  SHAREHOLDERS)(1)     DISTRIBUTIONS(2)         PAID(3)          INCOME              INCOME
-------------------------------------------------------------------------------------------------
      47.23%             $2,043,000             $88,000         $478,000             $2,000
-------------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.
(3) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Equity Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31,
2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
USAA Cornerstone Equity Fund at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2016

================================================================================

10  | USAA CORNERSTONE EQUITY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2016

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
              EQUITY & ALTERNATIVE FUNDS (99.5%)
    127,483   USAA Aggressive Growth Fund                                                                 $ 4,939
    592,629   USAA Emerging Markets Fund                                                                    8,415
    266,181   USAA Growth Fund                                                                              6,516
    633,320   USAA Income Stock Fund                                                                       11,045
  1,156,310   USAA International Fund                                                                      30,457
    102,303   USAA Precious Metals and Minerals Fund*                                                       1,430
    482,919   USAA S&P 500 Index Fund                                                                      14,493
    705,562   USAA Small Cap Stock Fund                                                                    11,000
    589,550   USAA Value Fund                                                                              11,160
                                                                                                          -------
              Total Equity & Alternative Funds (cost: $97,951)                                             99,455
                                                                                                          -------
              MONEY MARKET INSTRUMENTS (0.5%)

              MONEY MARKET FUNDS (0.5%)
    500,681   State Street Institutional Liquid Reserves Fund Premier Class, 0.45%(a)(cost: $501)             501
                                                                                                          -------

              TOTAL INVESTMENTS (COST: $98,452)                                                           $99,956
                                                                                                          =======

-----------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------
ASSETS                                                LEVEL 1         LEVEL 2          LEVEL 3              TOTAL
-----------------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                            $99,455              $-               $-            $99,455
Money Market Instruments:
  Money Market Funds                                      501               -                -                501
-----------------------------------------------------------------------------------------------------------------
Total                                                 $99,956              $-               $-            $99,956
-----------------------------------------------------------------------------------------------------------------

For the period of June 1, 2015, through May 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The underlying funds in which the Fund invests are managed by USAA Asset
    Management Company, an affiliate of the Fund. The Fund invests in the
    Reward Shares of the USAA S&P 500 Index Fund and the Institutional Shares
    of the other USAA mutual funds.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at
        May 31, 2016.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

12  | USAA CORNERSTONE EQUITY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in affiliated underlying funds, at value (cost of $97,951)              $ 99,455
   Investments in other securities, at value (cost of $501)                                 501
   Receivables:
       Capital shares sold                                                                  160
       USAA Asset Management Company (Note 5C)                                               49
       USAA Transfer Agency Company (Note 5D)                                                 2
                                                                                       --------
          Total assets                                                                  100,167
                                                                                       --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                              143
   Other accrued expenses and payables                                                       50
                                                                                       --------
          Total liabilities                                                                 193
                                                                                       --------
              Net assets applicable to capital shares outstanding                      $ 99,974
                                                                                       ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                     $ 97,052
   Accumulated undistributed net investment income                                          155
   Accumulated net realized gain on investments                                           1,263
   Net unrealized appreciation of investments                                             1,504
                                                                                       --------
              Net assets applicable to capital shares outstanding                      $ 99,974
                                                                                       ========
   Capital shares outstanding, unlimited number of shares
       authorized, no par value                                                           7,994
                                                                                       ========
   Net asset value, redemption price, and offering price per share                     $  12.51
                                                                                       ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income distributions from affiliated underlying funds                               $ 1,356
   Interest                                                                                  2
                                                                                       -------
       Total income                                                                      1,358
                                                                                       -------
EXPENSES
   Custody and accounting fees                                                              41
   Postage                                                                                  20
   Shareholder reporting fees                                                               17
   Trustees' fees                                                                           28
   Registration fees                                                                        26
   Professional fees                                                                        60
   Other                                                                                     8
                                                                                       -------
           Total expenses                                                                  200
   Expenses reimbursed                                                                    (107)
                                                                                       -------
           Net expenses                                                                     93
                                                                                       -------
NET INVESTMENT INCOME                                                                    1,265
                                                                                       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Sales of affiliated underlying funds                                             (1,434)
       Capital gain distributions from affiliated underlying funds                       3,258
   Change in net unrealized appreciation/(depreciation) of
       affiliated underlying funds                                                      (7,244)
                                                                                       -------
           Net realized and unrealized loss                                             (5,420)
                                                                                       -------
   Decrease in net assets resulting from operations                                    $(4,155)
                                                                                       =======

See accompanying notes to financial statements.

================================================================================

14  | USAA CORNERSTONE EQUITY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

-----------------------------------------------------------------------------------------------
                                                                           2016            2015
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                               $  1,265        $  1,361
   Net realized loss on sales of affiliated underlying funds             (1,434)           (487)
   Net realized gain on capital gain distributions from
     affiliated underlying funds                                          3,258           2,085
   Change in net unrealized appreciation/(depreciation) of
     affiliated underlying funds                                         (7,244)          1,155
                                                                       ------------------------
     Increase (decrease) in net assets resulting from operations         (4,155)          4,114
                                                                       ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (1,163)         (1,371)
   Net realized gains                                                    (2,140)           (165)
                                                                       ------------------------
     Distributions to shareholders                                       (3,303)         (1,536)
                                                                       ------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                             38,208          47,305
   Reinvested dividends                                                   3,188           1,457
   Cost of shares redeemed                                              (25,692)        (25,654)
                                                                       ------------------------
     Increase in net assets from capital share transactions              15,704          23,108
                                                                       ------------------------
   Capital contribution from USAA Transfer Agency
     Company (Note 5D)                                                        2               -
                                                                       ------------------------
   Net increase in net assets                                             8,248          25,686

NET ASSETS
   Beginning of year                                                     91,726          66,040
                                                                       ------------------------
   End of year                                                         $ 99,974        $ 91,726
                                                                       ========================
Accumulated undistributed net investment income:
   End of year                                                         $    155        $     53
                                                                       ========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                            3,073           3,560
   Shares issued for dividends reinvested                                   258             112
   Shares redeemed                                                       (2,077)         (1,929)
                                                                       ------------------------
     Increase in shares outstanding                                       1,254           1,743
                                                                       ========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Fund qualifies as a registered investment company under
Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Cornerstone Equity Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation over the long term.

The Fund is a "fund of funds" in that it invests in a portfolio of underlying
USAA equity and alternative mutual funds (underlying USAA Funds) managed by USAA
Asset Management Company (the Manager), an affiliate of the Fund.

A.  SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
    established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

16  | USAA CORNERSTONE EQUITY FUND

================================================================================

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the
    New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  Investments in the underlying USAA Funds and other open-end investment companies, other than exchange-traded funds (ETFs) are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    2.  The underlying USAA Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

B.  FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices
    (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C.  FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D.  INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and capital gain distributions from the underlying
    USAA Funds are recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E.  EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management

================================================================================

18  | USAA CORNERSTONE EQUITY FUND

================================================================================

    purposes, realized credits, if any, generated from cash balances in the
    Fund's bank accounts may be used to directly reduce the Fund's expenses.
    For the year ended May 31, 2016, there were no custodian and other bank credits.

F.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the
    Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the period ended May 31, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.1% of the total fees paid to CAPCO by the USAA Funds. The
Fund had no borrowings under this agreement during the period ended
May 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.
generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended May 31, 2016, and
2015, was as follows:

                                                    2016                 2015
                                                -------------------------------
Ordinary income*                                $1,260,000           $1,377,000
Long-term realized capital gain                  2,043,000              159,000
                                                ----------           ----------
     Total distributions paid                   $3,303,000           $1,536,000
                                                ==========           ==========

As of May 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                          155,000
Undistributed long-term capital gains                                 1,772,000
Unrealized appreciation of investments                                  995,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sale adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

20  | USAA CORNERSTONE EQUITY FUND

================================================================================

At May 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended May 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the
Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2016, were $31,579,000 and
$14,025,000, respectively.

As of May 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $98,961,000.

Gross unrealized appreciation and depreciation of investments as of May 31,
2016, for federal income tax purposes, were $4,137,000 and $3,142,000, respectively, resulting in net unrealized appreciation of $995,000.

(5) AGREEMENTS WITH MANAGER

A.  ADVISORY AGREEMENT - The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory
    Agreement. The Manager does not receive any management fees from the Fund for these services.

B.  ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. The Manager does not receive any fees from the Fund for these services. In addition to the services provided under its Administration and Servicing Agreement with the
    Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the billing of these expenses to the Fund. These expenses are included in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    professional fees on the Fund's Statement of Operations and, for the year ended May 31, 2016, were $2,000 for the Fund.

C.  EXPENSE LIMITATION - The Manager agreed, through October 1, 2016, to limit the total annual operating expenses of the Fund to 0.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2016, without approval of the
    Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2016, the Fund incurred reimbursable expenses of $107,000, of which $49,000 was receivable from the Manager.

D.  TRANSFER AGENCY AGREEMENT - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. SAS does not receive any fees from the
    Fund for these services. For the year ended May 31, 2016, the Fund recorded a capital contribution and a receivable from SAS of $2,000 for adjustments related to corrections to certain shareholder transactions.

E.  UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2016,
USAA and its affiliates owned 234,000 shares, which represents 2.9% of the
Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

22  | USAA CORNERSTONE EQUITY FUND

================================================================================

(7) TRANSACTIONS WITH AFFILIATED FUNDS

A.  SHARE OWNERSHIP - The Fund does not invest in the underlying USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the underlying USAA
    Funds' net assets. At May 31, 2016, the Fund owned the following percentages of the total outstanding shares of each of the underlying USAA
    Funds:

    AFFILIATED USAA FUND                                            OWNERSHIP %
    ---------------------------------------------------------------------------
    Aggressive Growth                                                  0.4
    Emerging Markets                                                   0.9
    Growth                                                             0.3
    Income Stock                                                       0.4
    International                                                      0.9
    Precious Metals and Minerals                                       0.2
    S&P 500 Index                                                      0.3
    Small Cap Stock                                                    0.8
    Value                                                              0.9

B.  TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the underlying USAA Funds for the year ended May 31, 2016 (in thousands):

                                                                        REALIZED
                                   PURCHASE    SALES       DIVIDEND       GAIN           MARKET VALUE
AFFILIATED USAA FUND                COST(A)   PROCEEDS      INCOME     (LOSS)(B)     05/31/2015  05/31/2016
-----------------------------------------------------------------------------------------------------------
Aggressive Growth                   $1,005     $2,642        $ 46        $  54        $ 6,900      $ 4,939
Emerging Markets                     2,211      2,898          81         (778)        10,684        8,415
Growth                               1,282      2,281          62          (15)         7,760        6,516
Income Stock                         2,485        250         296          (15)         9,161       11,045
International                        7,687      2,076         408         (201)        29,137       30,457
Precious Metals and Minerals           995      3,128           -         (448)         3,500        1,430
S&P 500 Index                        8,365        500         252           (5)         6,414       14,493
Small Cap Stock                      4,415          -          41            -          7,851       11,000
Value                                3,134        250         170          (26)         9,172       11,160

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) Includes capital gain distributions received, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                             PERIOD ENDED
                                                             YEAR ENDED MAY 31,                 MAY 31,
                                                    ------------------------------------------------------
                                                       2016          2015           2014           2013***
                                                    ------------------------------------------------------
Net asset value at beginning of period              $ 13.61       $ 13.22        $ 11.71        $ 10.00
                                                    ---------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                 .16           .24            .17            .12(a)
  Net realized and unrealized gain (loss)              (.82)          .42           1.55           1.71(a)
                                                    ---------------------------------------------------
Total from investment operations                       (.66)          .66           1.72           1.83(a)
                                                    ---------------------------------------------------
Less distributions from:
  Net investment income                                (.15)         (.24)          (.16)          (.12)
  Realized capital gains                               (.29)         (.03)          (.05)          (.00)(b)
                                                    ---------------------------------------------------
Total distributions                                    (.44)         (.27)          (.21)          (.12)
                                                    ---------------------------------------------------
Net asset value at end of period                    $ 12.51       $ 13.61        $ 13.22        $ 11.71
                                                    ===================================================

Total return (%)*                                     (4.77)         5.08          14.84          18.39
Net assets at end of period (000)                   $99,974       $91,726        $66,040        $31,555
Ratios to average net assets:**,(c)
  Expenses (%)(d)                                       .10           .10            .10            .10(e)
  Expenses, excluding reimbursements (%)(d)             .22           .24            .33           1.13(e)
  Net investment income (%)                            1.36          1.77           1.45           1.09(e)
Portfolio turnover (%)                                   15             8              2              5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $92,759,000.
*** Fund commenced operations on June 8, 2012.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.
(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                          -             -           (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

24  | USAA CORNERSTONE EQUITY FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA Funds in which it invests
(acquired funds). These acquired fund fees and expenses are not included in the
Fund's annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2015, through
May 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before

================================================================================

                                                           EXPENSE EXAMPLE |  25

================================================================================

expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical"
is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher. Acquired fund fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expenses paid in the table below.

                                                                                       EXPENSES PAID
                                          BEGINNING               ENDING               DURING PERIOD*
                                        ACCOUNT VALUE          ACCOUNT VALUE         DECEMBER 1, 2015 -
                                       DECEMBER 1, 2015        MAY 31, 2016             MAY 31, 2016
                                       ----------------------------------------------------------------
Actual                                    $1,000.00              $1,007.00                   $0.50

Hypothetical
  (5% return before expenses)              1,000.00               1,024.50                    0.51

*Expenses are equal to the Fund's annualized expense ratio of 0.10%, which is net of any reimbursements and expenses paid indirectly and excludes expenses of the acquired funds, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The
 Fund's actual ending account value is based on its actual total return of 0.70%
 for the six-month period of December 1, 2015, through May 31, 2016.

================================================================================

26  | USAA CORNERSTONE EQUITY FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the
Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent
Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuance of the
Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the
Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager.
At the meeting at which the renewal of the Advisory

================================================================================

                                                     ADVISORY AGREEMENT(S) |  27

================================================================================

Agreement is considered, particular focus is given to information concerning
Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the
Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The
Board considered the services provided to the Fund by the Manager under the
Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services.
In addition to the investment advisory services provided to the Fund, the
Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory
Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Manager's role in coordinating the activities of the Fund other service providers also was considered.

================================================================================

28  | USAA CORNERSTONE EQUITY FUND

================================================================================

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The
Board also reviewed the compliance and administrative services provided to the
Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including the fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the
"expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies with similar investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Manager does not receive a management fee from the Fund. The data indicated that the
Fund's total expenses, which included underlying fund expenses and any reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services provided by the Manager. The Board also took into account the Manager's current undertakings to maintain expense limitations for the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance

================================================================================

                                                     ADVISORY AGREEMENT(S) |  29

================================================================================

results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the
"performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its
Lipper index for the one-and three-year periods ended December 31, 2015. The
Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-and three-year periods ended
December 31, 2015. The Board also took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration that the
Manager does not collect a management fee from the Fund. The information considered by the Board included operating profit margin information for the
Manager's business as a whole. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the
Manager has reimbursed the Fund for certain expenses. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses.
The Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The
Board also took into account the Manager's receipt of fees from the underlying funds. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The
Board also took into account the high quality of services received by the Fund from the Manager. The Trustees recognized that the Manager should be entitled to earn a

================================================================================

30  | USAA CORNERSTONE EQUITY FUND

================================================================================

reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Manager does not receive any advisory fees under the Advisory Agreement. The Board took into account management's discussion of the Fund's current advisory fee structure.
The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effects of the Fund's growth and size on the Fund's performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable relation to the performance of the funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the
Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the
USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates.
Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an
Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the Funds' Trustees, you may call (800)
531-USAA (8722) or (210) 531-8722 to request a free copy of the Funds' statement of additional information (SAI).

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32  | USAA CORNERSTONE EQUITY FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present);
Director of USAA Asset Management Company (AMCO) (12/11-present); Director of
USAA Investment Management Company (IMCO) (10/09-present); President, IMCO
(10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA
Shareholder Account Services (SAS) (10/09-present); Senior Vice President of
USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present);
Director of FPS (12/13-present); President and Director of USAA Investment
Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr.
McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research
Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds.
Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  33

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an
investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and
Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley
brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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34  | USAA CORNERSTONE EQUITY FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr.
McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since
10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of
Business at Rice University (07/13-present); Associate Professor of Finance at
Jesse H. Jones Graduate School of Business at Rice University (07/01-present);
Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate
School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the
Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company
        Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds,
        P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee
        Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee
        Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

36  | USAA CORNERSTONE EQUITY FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment
Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio
Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President,
Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice
President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG
General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel
(11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13);
Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO,
SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA
(11/14-present); Executive Director, Lead Securities Attorney, FASG General
Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA
(12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO,
(04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

38  | USAA CORNERSTONE EQUITY FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA
(04/13-present); Director, Institutional Asset Management Compliance, AMCO
(03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO
(06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment
        Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional
Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at
USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE ON USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   97449-0716                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                        [GRAPHIC OF USAA CORNERSTONE MODERATELY AGGRESSIVE FUND]

 ============================================================

         ANNUAL REPORT
         USAA CORNERSTONE MODERATELY AGGRESSIVE FUND
         MAY 31, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AN INVESTMENT PLAN CAN KEEP US FROM MAKING
HASTY PORTFOLIO DECISIONS BASED ON MARKET           [PHOTO OF BROOKS ENGLEHARDT]
TURMOIL, WHILE GIVING US FLEXIBILITY TO TAKE
ADVANTAGE OF ATTRACTIVE OPPORTUNITIES WHEN
THEY ARISE."

--------------------------------------------------------------------------------

JULY 2016

Global equity markets were volatile during the reporting period ended May 31,
2016. Concerns about the global economy--especially worries about China's growth and the potential "Brexit"--fueled the turmoil. Global stocks sold off in August to September 2015 and then again during the first six weeks of 2016. Both declines were followed by strong rallies. By the end of the reporting period, the broad U.S. stock market had generated a modest gain, but non-U.S. stocks stayed in negative territory.

U.S. stocks were able to recover their losses, in our opinion, because the U.S.
economy continued to grow (albeit slowly) and U.S. employers continued to add jobs. Market participants may have believed there was little chance of a recession in the near term. We remain cautious about the U.S. economic outlook at the time of this writing. Overall, in 2016, we expect the economy to continue running low and slow, with the weak 0.8% growth recorded in the first quarter of
2016 supporting this assessment.

Surprisingly, despite the disappointing economic data, investors were able to shrug off news of bad earnings during the reporting period. In the first quarter of 2016, companies comprising the S&P 500(R) Index suffered their fourth consecutive quarter of year-over-year earnings declines. Some commentators argued that the news was not that dismal if you factored out energy and metals and mining companies. At USAA Investments, we take the data as it is, not as we would prefer it to be. Indeed, we anticipate that corporate earnings will decline again in the second quarter of 2016. We also expect that revenues will continue to fall. To compensate for this, many companies have cut operating costs, reduced capital spending, and bought back their shares. However, we think they may have extracted most of what they can with these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Meanwhile, the Federal Reserve (the Fed) started raising interest rates during the reporting period, lifting the federal funds target rate by 0.25% in December
2015. At the same time, Fed policymakers mentioned that four

================================================================================

================================================================================

interest rate increases were likely for 2016. They subsequently cut this projection to two interest rate increases, largely because of global market turmoil and weaker-than-expected U.S. economic data during the first quarter of
2016. In early June 2016, after a disappointing employment rate, investors appeared to dial back expectations further, pricing in just a single interest rate increase in 2016. At USAA Investments, we have believed for some time that
Fed policymakers are unlikely to raise interest rates rapidly because they do not want to jeopardize U.S. economic growth. We continue to believe one or two interest rate increases are likely in 2016. While there is a chance that inflation measures may turn higher, we believe those pressures are likely to be temporary.

Looking ahead, we expect market turbulence to continue. In volatile times, it can be a challenge to find investments that provide adequate compensation relative to the risk assumed. This is one reason we should all have an investment plan. An investment plan can help us stay focused on what is most important--our objectives, time horizon, and risk tolerance. An investment plan can keep us from making hasty portfolio decisions based on market turmoil, while giving us flexibility to take advantage of attractive opportunities when they arise. Time horizon is critical. After all, dramatic price movements like those seen during the reporting period can smooth into smaller dips in the long term.
If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead we will continue monitoring market conditions, global events, economic trends, Fed monetary policy, and other factors that could potentially affect your investments. We remain committed to providing you with our best advice, top-notch service, and a variety of mutual funds. At USAA Investments, we look forward to continuing to help you with your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities markets. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             11

    Report of Independent Registered
      Public Accounting Firm                                                  12

    Portfolio of Investments                                                  13

    Notes to Portfolio of Investments                                         37

    Financial Statements                                                      42

    Notes to Financial Statements                                             45

EXPENSE EXAMPLE                                                               63

ADVISORY AGREEMENT(S)                                                         65

TRUSTEES' AND OFFICERS' INFORMATION                                           70

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

207210-0716

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND) SEEKS CAPITAL
APPRECIATION WITH A SECONDARY FOCUS ON CURRENT INCOME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, money market instruments, and other instruments. The Fund will have a target asset class allocation of approximately 60% equity securities and 40% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds
(ETFs). The Fund may invest in securities issued by domestic and foreign companies. The Fund also may invest in fixed-income securities that are investment grade and below investment grade.

The Fund also may use alternative investment strategies, such as investments in real estate investment trusts and precious metals and minerals companies, and other instruments, including futures and options, from time to time, in an attempt to reduce its volatility over time and to enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                                     DAN DENBOW, CFA
    WASIF A. LATIF                                          LANCE HUMPHREY, CFA*
    ARNOLD J. ESPE, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The prospect of slowing global growth, together with volatile energy prices and uncertainty about Federal Reserve (the Fed) policy, acted as a headwind to most segments of the financial markets during the reporting period ended
    May 31, 2016.

    Global equities generally lost ground during the reporting period. While large-cap U.S. equities produced a modest gain, U.S. small-cap stocks, developed-market stocks, and the emerging markets all closed at a loss.
    Two large selloffs--the first in August to September 2015, the second in
    January 2016--accounted for the majority of the losses, offsetting positive returns during the rest of the reporting period.

    The first downturn largely stemmed from investors' expectation that the Fed was set to move off of its long-standing policy of zero interest rates at its September 2015 meeting. The Fed in fact held interest rates steady in
    September 2015, a positive surprise that fueled a short-lived recovery in financial assets. The Fed ultimately raised the federal funds target rate by a quarter point in December 2015, its first increase in more than nine years. Although this move was well-anticipated by the markets--meaning that it had only a limited short-term impact on stock prices--it nonetheless raised fears that the Fed would raise interest rates several times during 2016. This concern, together with evidence of slowing global growth and worries

    *Effective March 9, 2016, Lance Humphrey began co-managing the Fund.

================================================================================

2  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    about the potential effects of plunging oil prices, were the key factors in the selloff that occurred at the beginning of the new year. Despite this rough start, the markets quickly reversed course in mid-February 2016 after the central banks in Europe and Japan surprised investors by announcing aggressive, growth-oriented shifts in their monetary policies. Even though stocks moved well off of their February 2016 lows in the subsequent rally, the recovery was not enough to overcome their earlier weakness.

    The slow-growth environment, while challenging for equities, was a positive for the interest-rate sensitive segments of the bond market. Intermediate-
    and longer-term U.S. Treasuries performed particularly well, as the backdrop of sluggish growth and low inflation offset the prospect of tighter Fed policy. Investment-grade corporate bonds also delivered gains.
    After producing shaky returns through most of the reporting period, corporate bonds rallied late in the reporting period. The drop in short-term interest rates to below-zero levels in Europe and Japan fueled renewed demand for higher-yielding assets. While the investment-grade market performed well for the reporting period, high-yield bonds posted a loss. The bulk of the shortfall occurred in the second half of 2015, when the asset class was pressured by elevated investor risk aversion and worries that falling commodity prices would lead to increased defaults among smaller energy and mining issuers.

o   HOW DID THE USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND) PERFORM
    DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2016, the Fund had a total return of
    -5.69%. This compares to returns of 1.72% for the S&P 500 Index, -5.42% for the MSCI All-Country World Index*, -1.19% for the Cornerstone Moderately
    Aggressive Composite Index, and -4.28% for the Lipper Index**.

    *As of October 1, 2015, the MSCI All-Country World Index replaced the S&P
    500 Index as it more closely represents the securities held in the Fund.
    **The Lipper Index tracks the performance of the 30 largest funds within a category consisting of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return, and which have at least
    25% of their portfolio invested in securities traded outside of the United
    States.

    SOURCE: LIPPER, A THOMSON REUTERS COMPANY.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund's equity allocation posted varied results. Within the domestic portion of the Fund, large-cap stocks gained ground but lagged the overall market due to the impact of individual stock selection. The Fund's modest weightings in mid- and small-cap stocks detracted from performance, as both asset classes finished at a loss. We have positioned the Fund in favor of large-caps over small-caps, as we have found larger companies generally tend to be more attractively valued on a relative basis.

    The Fund's weighting in developed-market international stocks detracted from performance. The asset class underperformed the U.S. market by a considerable margin, reflecting the relative weakness in economic growth overseas. Still, we continue to see an opportunity in international equities due to the combination of their attractive valuations and the potential for improved corporate earnings both this year and next. The
    Fund's allocation to emerging-markets stocks also lost ground, reflecting concerns about slower growth in China, the strength of the U.S. dollar, and the slump in commodity prices. On the plus side, the Fund's small allocation to gold stocks delivered a strong, double-digit gain.

    The Fund benefited from a weighting in bonds, which provided income and positive total returns, as well as a measure of stability during a reporting period with volatility in stocks. However, the Fund experienced mixed results within its fixed-income portfolio. The bond allocation incorporates both exchange-traded funds (ETFs) and an actively managed portfolio of individual bonds. Within the ETF segment, the Fund holds funds that provide exposure to the broader investment-grade bond, intermediate-term U.S. Treasuries, and high-yield bond markets. While the first two performed well, the allocation to high-yield bonds finished with a negative total return. However, we continue to see an opportunity in high-yield bonds, which we believe offers a favorable risk-reward profile in relation to equities. The actively managed portfolio of individual bonds, though producing a gain,

================================================================================

4  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    underperformed due to security selection within its investment-grade and high-yield segments. The Fund made up for some of the shortfall through a substantial position in U.S. Treasuries, which provided a measure of protection against the credit risk in the corporate bond portfolio. Given that U.S. Treasuries produced strong performance during the reporting period, this aspect of the Fund's strategy contributed positively to its results.

    We continue to hold a cautious view regarding the overall outlook for the financial markets. Although the investment backdrop remains generally favorable--highlighted by a growing U.S. economy, supportive central bank policies, and compelling valuations for stocks overseas--the potential for negative surprises is high. China's growth outlook, volatility in commodity prices, geopolitical headlines, and the approaching U.S.
    elections are all factors that could lead to unstable short-term market performance in the months ahead. Amid this uncertain outlook, our approach is to remain true to our longstanding strategy of using fundamentals and valuations to construct portfolios that can capitalize on a wide range of potential outcomes. We believe this steady approach is appropriate at a time in which risks and opportunities appear to be in equal balance.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things: (1)
    exchange-traded funds; (2) futures, options, and other derivatives; (3)
    non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments;
    (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND)
(Ticker Symbol: USCRX)

--------------------------------------------------------------------------------
                                                5/31/16               5/31/15
--------------------------------------------------------------------------------
Net Assets                                   $2.3 Billion          $2.5 Billion
Net Asset Value Per Share                      $24.08                 $26.26

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                          10 YEARS
    -5.69%                          2.71%                            3.70%

--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 5/31/15*
--------------------------------------------------------------------------------
                                    1.18%

            (Includes acquired fund fees and expenses of 0.07%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective, October 1, 2015, the investment management fee was reduced from 0.75% to 0.70% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                             CORNERSTONE
                                      MODERATELY                MSCI            USAA CORNERSTONE
                   S&P 500            AGGRESSIVE            ALL-COUNTRY            MODERATELY
                    INDEX           COMPOSITE INDEX         WORLD INDEX*         AGGRESSIVE FUND       LIPPER INDEX
05/31/06         $10,000.00           $10,000.00             $10,000.00            $10,000.00           $10,000.00
06/30/06          10,013.56            10,008.50               9,995.69             10,015.00             9,922.87
07/31/06          10,075.32            10,089.34              10,063.91             10,098.00             9,932.32
08/31/06          10,315.05            10,297.03              10,324.83             10,325.00            10,143.97
09/30/06          10,580.87            10,409.11              10,445.15             10,411.00            10,264.22
10/31/06          10,925.66            10,679.94              10,836.90             10,683.00            10,495.36
11/30/06          11,133.42            10,918.01              11,143.32             10,955.00            10,746.11
12/31/06          11,289.59            11,010.77              11,391.95             11,119.00            10,860.52
01/31/07          11,460.33            11,110.00              11,505.27             11,257.00            10,959.62
02/28/07          11,236.18            11,136.24              11,444.70             11,215.00            10,906.43
03/31/07          11,361.86            11,251.64              11,674.36             11,340.00            10,993.77
04/30/07          11,865.13            11,553.88              12,191.31             11,636.00            11,261.63
05/31/07          12,279.17            11,741.05              12,554.89             11,882.00            11,491.62
06/30/07          12,075.17            11,658.33              12,518.01             11,770.00            11,470.66
07/31/07          11,700.78            11,533.29              12,326.86             11,565.00            11,416.38
08/31/07          11,876.18            11,597.83              12,292.75             11,570.00            11,376.44
09/30/07          12,320.33            11,972.44              12,952.66             12,024.00            11,778.97
10/31/07          12,516.31            12,252.25              13,457.97             12,357.00            12,050.49
11/30/07          11,993.04            11,979.77              12,862.95             11,861.00            11,708.57
12/31/07          11,909.84            11,925.62              12,720.56             11,790.00            11,591.85
01/31/08          11,195.47            11,483.78              11,678.68             11,212.00            11,182.81
02/29/08          10,831.78            11,461.73              11,711.65             11,126.00            11,145.41
03/31/08          10,785.00            11,392.26              11,539.87             10,949.00            11,086.56
04/30/08          11,310.27            11,760.49              12,183.58             11,302.00            11,437.58
05/31/08          11,456.77            11,867.14              12,374.08             11,551.00            11,555.02
06/30/08          10,490.92            11,295.69              11,358.00             10,891.00            10,935.34
07/31/08          10,402.73            11,146.51              11,063.05             10,652.00            10,715.11
08/31/08          10,553.20            11,116.88              10,824.60             10,509.00            10,619.82
09/30/08           9,612.84            10,275.41               9,471.73              9,486.00             9,628.67
10/31/08           7,998.38             8,907.25               7,594.90              7,885.00             8,110.60
11/30/08           7,424.46             8,600.99               7,095.94              7,436.00             7,660.41
12/31/08           7,503.46             8,912.94               7,353.12              7,726.00             7,839.52
01/31/09           6,871.02             8,437.50               6,724.88              7,218.00             7,402.48
02/28/09           6,139.41             7,911.39               6,066.43              6,669.00             6,873.02
03/31/09           6,677.19             8,345.78               6,566.13              7,035.00             7,266.88
04/30/09           7,316.26             8,986.87               7,341.23              7,677.00             7,811.66
05/31/09           7,725.48             9,494.78               8,072.70              8,502.00             8,421.60
06/30/09           7,740.80             9,506.72               8,027.44              8,591.00             8,467.94
07/31/09           8,326.30            10,058.77               8,734.08              9,105.00             9,018.75
08/31/09           8,626.91            10,340.21               9,046.45              9,391.00             9,322.03
09/30/09           8,948.83            10,678.34               9,461.45              9,885.00             9,640.85
10/31/09           8,782.58            10,579.04               9,315.27              9,900.00             9,498.74
11/30/09           9,309.39            10,917.16               9,698.38             10,211.00             9,823.99
12/31/09           9,489.21            11,037.72               9,899.22             10,404.00             9,958.01
01/31/10           9,147.85            10,834.51               9,471.41             10,267.00             9,764.91
02/28/10           9,431.22            10,986.69               9,592.06             10,424.00             9,906.88
03/31/10          10,000.35            11,415.79              10,209.14             10,862.00            10,348.91
04/30/10          10,158.23            11,548.42              10,226.32             10,964.00            10,466.43
05/31/10           9,347.09            10,949.49               9,247.85             10,394.00             9,848.53
06/30/10           8,857.78            10,766.96               8,971.63             10,185.00             9,685.13
07/31/10           9,478.39            11,324.46               9,701.63             10,684.00            10,136.75
08/31/10           9,050.49            11,122.22               9,362.48             10,516.00             9,946.50
09/30/10           9,858.20            11,772.52              10,258.15             11,183.00            10,480.28
10/31/10          10,233.30            12,064.27              10,628.87             11,468.00            10,830.57
11/30/10          10,234.61            11,949.96              10,392.39             11,376.00            10,696.81
12/31/10          10,918.60            12,438.91              11,153.42             11,823.00            11,145.33
01/31/11          11,177.39            12,575.36              11,328.45             11,901.00            11,175.82
02/28/11          11,560.32            12,827.73              11,658.32             12,231.00            11,444.35
03/31/11          11,564.92            12,851.36              11,646.68             12,346.00            11,516.24
04/30/11          11,907.41            13,209.29              12,123.17             12,712.00            11,891.97
05/31/11          11,772.63            13,125.23              11,862.58             12,576.00            11,734.63
06/30/11          11,576.39            12,967.29              11,675.66             12,382.00            11,533.24
07/31/11          11,340.99            12,919.04              11,485.61             12,304.00            11,487.67
08/31/11          10,724.92            12,442.43              10,646.57             11,656.00            10,961.76
09/30/11           9,970.97            11,757.02               9,641.39             10,934.00            10,208.02
10/31/11          11,060.73            12,559.25              10,674.40             11,509.00            10,782.77
11/30/11          11,036.29            12,372.34              10,354.87             11,462.00            10,702.34
12/31/11          11,149.18            12,429.18              10,333.95             11,370.00            10,622.10
01/31/12          11,648.84            12,911.27              10,934.83             11,801.00            11,067.38
02/29/12          12,152.55            13,284.52              11,485.00             12,103.00            11,425.68
03/31/12          12,552.49            13,360.23              11,561.36             12,135.00            11,503.94
04/30/12          12,473.70            13,345.91              11,429.07             12,098.00            11,419.20
05/31/12          11,724.02            12,720.50              10,404.37             11,575.00            10,819.85
06/30/12          12,207.07            13,087.41              10,918.23             11,860.00            11,121.84
07/31/12          12,376.62            13,264.87              11,067.69             11,979.00            11,253.74
08/31/12          12,655.37            13,457.62              11,308.34             12,178.00            11,453.91
09/30/12          12,982.41            13,710.20              11,664.51             12,448.00            11,678.26
10/31/12          12,742.70            13,646.77              11,586.76             12,480.00            11,633.08
11/30/12          12,816.62            13,749.16              11,734.93             12,550.00            11,741.99
12/31/12          12,933.44            13,920.33              12,000.73             12,737.00            11,926.46
01/31/13          13,603.33            14,295.88              12,553.59             13,080.00            12,271.31
02/28/13          13,787.99            14,349.23              12,551.64             13,069.00            12,256.56
03/31/13          14,305.09            14,564.97              12,781.13             13,241.00            12,444.36
04/30/13          14,580.70            14,837.83              13,146.25             13,468.00            12,677.78
05/31/13          14,921.77            14,763.19              13,110.19             13,368.00            12,608.10
06/30/13          14,721.38            14,435.97              12,726.99             13,020.00            12,268.58
07/31/13          15,470.47            14,873.78              13,336.27             13,396.00            12,679.45
08/31/13          15,022.42            14,646.93              13,058.41             13,185.00            12,495.91
09/30/13          15,493.52            15,125.78              13,732.90             13,512.00            12,895.19
10/31/13          16,205.72            15,533.79              14,284.86             13,904.00            13,245.68
11/30/13          16,699.57            15,657.03              14,487.16             13,982.00            13,358.97
12/31/13          17,122.34            15,811.13              14,737.09             14,120.00            13,517.35
01/31/14          16,530.35            15,576.86              14,147.60             13,910.00            13,281.22
02/28/14          17,286.51            16,078.09              14,831.04             14,369.00            13,751.11
03/31/14          17,431.82            16,112.01              14,896.98             14,414.00            13,710.62
04/30/14          17,560.67            16,225.91              15,038.79             14,533.00            13,760.93
05/31/14          17,972.89            16,491.08              15,358.65             14,737.00            14,024.53
06/30/14          18,344.17            16,715.63              15,647.82             15,003.00            14,217.35
07/31/14          18,091.19            16,530.64              15,457.89             14,856.00            14,027.46
08/31/14          18,814.93            16,860.34              15,799.33             15,088.00            14,255.42
09/30/14          18,551.07            16,466.68              15,287.18             14,731.00            13,919.25
10/31/14          19,004.19            16,659.08              15,394.80             14,805.00            14,070.41
11/30/14          19,515.30            16,845.96              15,652.30             14,958.00            14,209.45
12/31/14          19,466.14            16,688.56              15,350.27             14,784.00            14,011.47
01/31/15          18,881.78            16,654.26              15,110.27             14,761.00            14,038.83
02/28/15          19,966.94            17,153.04              15,951.48             15,156.00            14,483.85
03/31/15          19,651.18            17,048.06              15,704.32             14,993.00            14,359.48
04/30/15          19,839.69            17,273.97              16,159.97             15,196.00            14,534.05
05/31/15          20,094.82            17,287.97              16,138.89             15,243.00            14,550.97
06/30/15          19,705.82            16,999.60              15,758.95             14,935.00            14,266.70
07/31/15          20,118.68            17,099.65              15,895.80             14,982.00            14,298.00
08/31/15          18,904.84            16,421.30              14,806.13             14,291.00            13,649.36
09/30/15          18,437.07            16,115.30              14,269.71             13,960.00            13,351.27
10/31/15          19,992.31            16,849.02              15,389.67             14,552.00            13,954.79
11/30/15          20,051.77            16,766.07              15,262.59             14,442.00            13,875.82
12/31/15          19,735.52            16,553.14              14,987.34             14,154.00            13,624.83
01/31/16          18,756.16            16,028.41              14,083.12             13,623.00            13,197.85
02/29/16          18,730.85            16,028.41              13,986.57             13,575.00            13,142.86
03/31/16          20,001.52            16,825.02              15,023.08             14,190.00            13,722.97
04/30/16          20,079.06            17,025.24              15,244.84             14,345.00            13,886.26
05/31/16          20,439.64            17,083.12              15,264.06             14,375.00            13,928.84

                                   [END CHART]

                       Data from 5/31/06 through 5/31/16.

                       See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

*As of October 1, 2015, the MSCI All-Country World Index replaced the S&P 500
Index as it more closely represents the securities held by the Fund.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderately Aggressive Fund to the benchmarks listed below. The Manager has developed the Cornerstone Moderately Aggressive
Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o   The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o   The Cornerstone Moderately Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) (34%), the MSCI ACWI ex USA IMI
    (23%), the Barclays U.S. Universal Index (38%), the Bloomberg Commodity
    Index Total Return (1.5%), the MSCI U.S. Real Estate Investment Trust (REIT)
    Index (1.5%), and the Barclays U.S. Treasury - Bills (1-3M) (2%).

o   The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o   The Lipper Index tracks the performance of the 30 largest funds within a category consisting of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return, and which have at least
    25% of their portfolio invested in securities traded outside of the United
    States. SOURCE: LIPPER, A THOMSON REUTERS COMPANY.

================================================================================

8  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

                         o TOP 10 HOLDINGS* - 5/31/16 o
                                (% of Net Assets)

iShares Core MSCI EAFE ETF** .............................................  6.2%
Vanguard FTSE Developed Markets ETF** ....................................  4.5%
U.S. Treasury Bond 3.13%, 8/15/2044 ......................................  3.5%
U.S. Treasury Bond 3.00%, 5/15/2045 ......................................  2.8%
Vanguard FTSE Europe ETF** ...............................................  2.4%
iShares Core MSCI Emerging Markets ETF** .................................  2.3%
U.S. Treasury Note 1.63%, 2/15/2026 ......................................  2.1%
iShares iBoxx USD High Yield Corporate Bond ETF** ........................  1.4%
iShares MSCI EAFE Minimum Volatility ETF** ...............................  1.3%
Vanguard Mid-Cap ETF** ...................................................  1.2%

 * Excludes futures and money market instruments.

** The Fund may rely on certain Securities and Exchange Commission (SEC)
   exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 13-36.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o ASSET ALLOCATION* - 5/31/16 o

                         [PIE CHART OF ASSET ALLOCATION]

U.S. EQUITY SECURITIES**                                                   35.1%
INTERNATIONAL EQUITY SECURITIES**                                          26.4%
U.S. TREASURY SECURITIES                                                   11.2%
CORPORATE OBLIGATIONS                                                       9.4%
COMMERCIAL MORTGAGE SECURITIES                                              5.0%
MONEY MARKET INSTRUMENTS                                                    4.5%
U.S. GOVERNMENT AGENCY ISSUES                                               3.1%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                            2.1%
GLOBAL REAL ESTATE EQUITY SECURITIES**                                      1.4%
EURODOLLAR AND YANKEE OBLIGATIONS                                           1.1%
ASSET-BACKED SECURITIES                                                     0.2%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.1%
CONVERTIBLE SECURITIES***                                                   0.0%

                                   [END CHART]

  * Excludes futures.

 ** The Fund may rely on certain Securities and Exchange Commission (SEC)
    exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

*** Represents less than 0.1% of the Fund.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended
May 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts
(or, if subsequently determined to be different, the maximum amount allowable)
for the fiscal year ended May 31, 2016:

     DIVIDEND RECEIVED           LONG-TERM
    DEDUCTION (CORPORATE        CAPITAL GAIN            QUALIFIED INTEREST
      SHAREHOLDERS)(1)         DISTRIBUTIONS(2)                INCOME
    ----------------------------------------------------------------------
          30.11%                 $11,037,000               $26,008,000
    ----------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended May 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE MODERATELY AGGRESSIVE
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Moderately Aggressive Fund
(one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of
May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
USAA Cornerstone Moderately Aggressive Fund at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2016

================================================================================

12  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2016

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
              U.S. EQUITY SECURITIES (35.1%)

              COMMON STOCKS (24.7%)

              CONSUMER DISCRETIONARY (3.2%)
              -----------------------------
              ADVERTISING (0.2%)
     59,400   Omnicom Group, Inc.                                                                      $    4,950
                                                                                                       ----------
              APPAREL RETAIL (0.4%)
      7,530   Caleres, Inc.                                                                                   184
      9,830   Finish Line, Inc. "A"                                                                           178
    101,300   TJX Companies, Inc.                                                                           7,711
                                                                                                       ----------
                                                                                                            8,073
                                                                                                       ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.0%)
      9,910   Fossil Group, Inc.*                                                                             276
                                                                                                       ----------
              AUTO PARTS & EQUIPMENT (0.3%)
     15,310   Dana Holding Corp.                                                                              184
     14,460   Gentex Corp.                                                                                    240
      9,320   Gentherm, Inc.*                                                                                 341
    160,300   Magna International, Inc.                                                                     6,497
                                                                                                       ----------
                                                                                                            7,262
                                                                                                       ----------
              AUTOMOBILE MANUFACTURERS (0.2%)
    358,100   Ford Motor Co.                                                                                4,831
      5,490   Thor Industries, Inc.                                                                           357
                                                                                                       ----------
                                                                                                            5,188
                                                                                                       ----------
              AUTOMOTIVE RETAIL (0.0%)
      5,780   Asbury Automotive Group, Inc.*                                                                  324
      4,370   CST Brands, Inc.                                                                                166
      3,420   Lithia Motors, Inc. "A"                                                                         282
                                                                                                       ----------
                                                                                                              772
                                                                                                       ----------
              BROADCASTING (0.2%)
     62,200   CBS Corp. "B"                                                                                 3,433
                                                                                                       ----------
              FOOTWEAR (0.0%)
     14,270   Wolverine World Wide, Inc.                                                                      260
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
              GENERAL MERCHANDISE STORES (0.5%)
     37,100   Dollar General Corp.                                                                     $    3,335
    125,000   Target Corp.                                                                                  8,598
                                                                                                       ----------
                                                                                                           11,933
                                                                                                       ----------
              HOME IMPROVEMENT RETAIL (0.4%)
     62,000   Home Depot, Inc.                                                                              8,191
                                                                                                       ----------
              HOMEBUILDING (0.1%)
     12,550   M/I Homes, Inc.*                                                                                237
     12,480   Meritage Homes Corp.*                                                                           455
        140   NVR, Inc.*                                                                                      243
     33,740   TRI Pointe Group, Inc.*                                                                         393
                                                                                                       ----------
                                                                                                            1,328
                                                                                                       ----------
              HOTELS, RESORTS & CRUISE LINES (0.6%)
    179,200   Carnival Corp.                                                                                8,555
     55,600   Royal Caribbean Cruises Ltd.                                                                  4,303
                                                                                                       ----------
                                                                                                           12,858
                                                                                                       ----------
              INTERNET RETAIL (0.3%)
     10,100   Amazon.com, Inc.*                                                                             7,300
                                                                                                       ----------
              PUBLISHING (0.0%)
     13,420   Gannett Co., Inc.                                                                               210
      5,660   Meredith Corp.                                                                                  280
                                                                                                       ----------
                                                                                                              490
                                                                                                       ----------
              SPECIALIZED CONSUMER SERVICES (0.0%)
     25,880   Service Corp. International                                                                     709
                                                                                                       ----------
              SPECIALTY STORES (0.0%)
      7,840   Dick's Sporting Goods, Inc.                                                                     337
     22,240   Hibbett Sports, Inc.*                                                                           768
                                                                                                       ----------
                                                                                                            1,105
                                                                                                       ----------
              Total Consumer Discretionary                                                                 74,128
                                                                                                       ----------
              CONSUMER STAPLES (2.1%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.2%)
     54,800   Bunge Ltd.                                                                                    3,675
      5,110   Ingredion, Inc.                                                                                 600
                                                                                                       ----------
                                                                                                            4,275
                                                                                                       ----------
              DRUG RETAIL (0.5%)
     66,680   CVS Health Corp.                                                                              6,432
     75,300   Walgreens Boots Alliance, Inc.                                                                5,828
                                                                                                       ----------
                                                                                                           12,260
                                                                                                       ----------

================================================================================

14  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
              FOOD RETAIL (0.1%)
      3,640   Casey's General Stores, Inc.                                                             $      438
     77,600   Kroger Co.                                                                                    2,775
                                                                                                       ----------
                                                                                                            3,213
                                                                                                       ----------
              HOUSEHOLD PRODUCTS (0.2%)
     55,700   Procter & Gamble Co.                                                                          4,514
                                                                                                       ----------
              HYPERMARKETS & SUPER CENTERS (0.1%)
     22,400   Wal-Mart Stores, Inc.                                                                         1,585
                                                                                                       ----------
              PACKAGED FOODS & MEAT (0.2%)
     15,920   Flowers Foods, Inc.                                                                             298
     45,100   Kraft Heinz Co.                                                                               3,752
                                                                                                       ----------
                                                                                                            4,050
                                                                                                       ----------
              SOFT DRINKS (0.5%)
    100,900   PepsiCo, Inc.                                                                                10,208
                                                                                                       ----------
              TOBACCO (0.3%)
     30,300   Altria Group, Inc.                                                                            1,928
     27,200   Philip Morris International, Inc.                                                             2,684
     61,100   Reynolds American, Inc.                                                                       3,037
                                                                                                       ----------
                                                                                                            7,649
                                                                                                       ----------
              Total Consumer Staples                                                                       47,754
                                                                                                       ----------
              ENERGY (1.3%)
              -------------
              INTEGRATED OIL & GAS (0.7%)
     17,430   Chevron Corp.                                                                                 1,761
     52,800   Exxon Mobil Corp.                                                                             4,700
    110,100   Occidental Petroleum Corp.                                                                    8,306
                                                                                                       ----------
                                                                                                           14,767
                                                                                                       ----------
              OIL & GAS DRILLING (0.0%)
     18,980   Atwood Oceanics, Inc.                                                                           202
     20,220   Noble Corp. plc                                                                                 169
     17,370   Rowan Companies plc "A"                                                                         294
                                                                                                       ----------
                                                                                                              665
                                                                                                       ----------
              OIL & GAS EQUIPMENT & SERVICES (0.3%)
     82,050   Halliburton Co.                                                                               3,461
     15,070   Hornbeck Offshore Services, Inc.*                                                               125
     43,000   Schlumberger Ltd.                                                                             3,281
                                                                                                       ----------
                                                                                                            6,867
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
              OIL & GAS EXPLORATION & PRODUCTION (0.3%)
     67,800   ConocoPhillips                                                                           $    2,969
     39,000   EOG Resources, Inc.                                                                           3,173
                                                                                                       ----------
                                                                                                            6,142
                                                                                                       ----------
              OIL & GAS REFINING & MARKETING (0.0%)
     10,260   Green Plains, Inc.                                                                              190
      8,510   HollyFrontier Corp.                                                                             228
      3,850   REX American Resources Corp.*                                                                   225
                                                                                                       ----------
                                                                                                              643
                                                                                                       ----------
              Total Energy                                                                                 29,084
                                                                                                       ----------
              FINANCIALS (3.8%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
     32,300   Ameriprise Financial, Inc.                                                                    3,284
      7,430   Eaton Vance Corp.                                                                               270
      9,130   Waddell & Reed Financial, Inc. "A"                                                              195
                                                                                                       ----------
                                                                                                            3,749
                                                                                                       ----------
              CONSUMER FINANCE (0.5%)
    363,054   Synchrony Financial*                                                                         11,327
                                                                                                       ----------
              DIVERSIFIED BANKS (1.5%)
    926,100   Bank of America Corp.                                                                        13,697
    164,017   Citigroup, Inc.                                                                               7,638
    200,300   JPMorgan Chase & Co.                                                                         13,074
                                                                                                       ----------
                                                                                                           34,409
                                                                                                       ----------
              INVESTMENT BANKING & BROKERAGE (0.0%)
     13,370   Raymond James Financial, Inc.                                                                   750
                                                                                                       ----------
              LIFE & HEALTH INSURANCE (0.0%)
      8,270   American Equity Investment Life Holding Co.                                                     134
                                                                                                       ----------
              MULTI-LINE INSURANCE (0.0%)
      2,420   American Financial Group, Inc.                                                                  177
                                                                                                       ----------
              PROPERTY & CASUALTY INSURANCE (0.6%)
     47,800   Allstate Corp.                                                                                3,227
      4,610   AMERISAFE, Inc.                                                                                 280
     51,520   Chubb Ltd.                                                                                    6,523
      3,190   Hanover Insurance Group, Inc.                                                                   276
     16,730   Old Republic International Corp.                                                                321
     36,700   Progressive Corp.                                                                             1,222
      9,100   Selective Insurance Group, Inc.                                                                 338
      5,010   W.R. Berkley Corp.                                                                              286
                                                                                                       ----------
                                                                                                           12,473
                                                                                                       ----------

================================================================================

16  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
              REGIONAL BANKS (1.0%)
      3,150   Bank of Hawaii Corp.                                                                     $      226
    113,341   BB&T Corp.                                                                                    4,122
     12,980   Cathay General Bancorp                                                                          400
      3,090   Cullen/Frost Bankers, Inc.                                                                      207
    172,500   Fifth Third Bancorp                                                                           3,255
     10,770   FirstMerit Corp.                                                                                244
     17,340   FNB Corp.                                                                                       232
     13,740   Fulton Financial Corp.                                                                          196
    790,000   KeyCorp                                                                                      10,128
     40,500   PNC Financial Services Group, Inc.                                                            3,635
      3,910   Prosperity Bancshares, Inc.                                                                     211
     15,680   TCF Financial Corp.                                                                             225
     13,920   Wilshire Bancorp, Inc.                                                                          159
                                                                                                       ----------
                                                                                                           23,240
                                                                                                       ----------
              REINSURANCE (0.0%)
        480   Alleghany Corp.*                                                                                262
      3,500   Endurance Specialty Holdings Ltd.                                                               238
      2,970   Reinsurance Group of America, Inc.                                                              294
                                                                                                       ----------
                                                                                                              794
                                                                                                       ----------
              THRIFTS & MORTGAGE FINANCE (0.0%)
     19,190   Astoria Financial Corp.                                                                         307
     12,590   Washington Federal, Inc.                                                                        314
                                                                                                       ----------
                                                                                                              621
                                                                                                       ----------
              Total Financials                                                                             87,674
                                                                                                       ----------
              HEALTH CARE (4.3%)
              ------------------
              BIOTECHNOLOGY (1.1%)
    174,740   AbbVie, Inc.                                                                                 10,996
     21,600   Amgen, Inc.                                                                                   3,412
     10,800   Biogen, Inc.*                                                                                 3,129
      5,410   Enanta Pharmaceuticals, Inc.*                                                                   133
     75,400   Gilead Sciences, Inc.                                                                         6,564
      3,090   Ligand Pharmaceuticals, Inc.*                                                                   370
      2,890   United Therapeutics Corp.*                                                                      344
                                                                                                       ----------
                                                                                                           24,948
                                                                                                       ----------
              HEALTH CARE DISTRIBUTORS (0.3%)
     34,300   McKesson Corp.                                                                                6,282
      7,540   Owens & Minor, Inc.                                                                             281
                                                                                                       ----------
                                                                                                            6,563
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT (0.8%)
      4,110   CONMED Corp.                                                                             $      164
      6,010   Greatbatch, Inc.*                                                                               190
    133,800   Hologic, Inc.*                                                                                4,604
      4,660   Masimo Corp.*                                                                                   232
    144,900   Medtronic plc                                                                                11,661
      2,530   Teleflex, Inc.                                                                                  407
                                                                                                       ----------
                                                                                                           17,258
                                                                                                       ----------
              HEALTH CARE FACILITIES (0.0%)
     12,770   Ensign Group, Inc.                                                                              253
                                                                                                       ----------
              HEALTH CARE SERVICES (0.0%)
      2,040   Chemed Corp.                                                                                    266
      6,130   MEDNAX, Inc.*                                                                                   420
                                                                                                       ----------
                                                                                                              686
                                                                                                       ----------
              HEALTH CARE SUPPLIES (0.0%)
      6,050   Anika Therapeutics, Inc.*                                                                       286
                                                                                                       ----------
              LIFE SCIENCES TOOLS & SERVICES (0.2%)
      1,410   Bio-Rad Laboratories, Inc. "A"*                                                                 210
      4,970   Cambrex Corp.*                                                                                  243
     17,900   Thermo Fisher Scientific, Inc.                                                                2,717
                                                                                                       ----------
                                                                                                            3,170
                                                                                                       ----------
              MANAGED HEALTH CARE (0.2%)
     38,600   UnitedHealth Group, Inc.                                                                      5,160
                                                                                                       ----------
              PHARMACEUTICALS (1.7%)
     12,800   Allergan plc*                                                                                 3,018
     65,190   Johnson & Johnson                                                                             7,346
    213,800   Merck & Co., Inc.                                                                            12,028
    466,702   Pfizer, Inc.                                                                                 16,194
      5,620   Prestige Brands Holdings, Inc.*                                                                 304
                                                                                                       ----------
                                                                                                           38,890
                                                                                                       ----------
              Total Health Care                                                                            97,214
                                                                                                       ----------
              INDUSTRIALS (2.9%)
              ------------------
              AEROSPACE & DEFENSE (0.9%)
     31,200   Boeing Co.                                                                                    3,936
     39,700   Honeywell International, Inc.                                                                 4,519
     10,800   Lockheed Martin Corp.                                                                         2,551
      4,040   Moog, Inc. "A"*                                                                                 218
     11,600   Raytheon Co.                                                                                  1,504
     80,200   Spirit AeroSystems Holdings, Inc. "A"*                                                        3,752

================================================================================

18  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
      3,090   Teledyne Technologies, Inc.*                                                             $      303
     36,200   United Technologies Corp.                                                                     3,641
                                                                                                       ----------
                                                                                                           20,424
                                                                                                       ----------
              AIR FREIGHT & LOGISTICS (0.0%)
      5,290   Atlas Air Worldwide Holdings, Inc.*                                                             232
                                                                                                       ----------
              AIRLINES (0.2%)
     27,520   JetBlue Airways Corp.*                                                                          493
     36,200   Southwest Airlines Co.                                                                        1,538
     33,800   United Continental Holdings, Inc.*                                                            1,524
                                                                                                       ----------
                                                                                                            3,555
                                                                                                       ----------
              BUILDING PRODUCTS (0.2%)
      6,270   A.O. Smith Corp.                                                                                516
    114,400   Masco Corp.                                                                                   3,734
      2,480   Universal Forest Products, Inc.                                                                 208
                                                                                                       ----------
                                                                                                            4,458
                                                                                                       ----------
              COMMERCIAL PRINTING (0.0%)
      5,590   Deluxe Corp.                                                                                    364
                                                                                                       ----------
              CONSTRUCTION & ENGINEERING (0.1%)
      5,110   Dycom Industries, Inc.*                                                                         434
      5,550   EMCOR Group, Inc.                                                                               264
                                                                                                       ----------
                                                                                                              698
                                                                                                       ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.0%)
      7,360   Trinity Industries, Inc.                                                                        133
                                                                                                       ----------
              DIVERSIFIED SUPPORT SERVICES (0.0%)
      3,800   G & K Services, Inc. "A"                                                                        285
      1,780   UniFirst Corp.                                                                                  206
                                                                                                       ----------
                                                                                                              491
                                                                                                       ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
     70,200   Eaton Corp. plc                                                                               4,326
      4,520   EnerSys                                                                                         272
                                                                                                       ----------
                                                                                                            4,598
                                                                                                       ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.0%)
      7,410   ABM Industries, Inc.                                                                            253
                                                                                                       ----------
              HEAVY ELECTRICAL EQUIPMENT (0.0%)
      4,050   AZZ, Inc.                                                                                       239
                                                                                                       ----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.1%)
      7,260   Korn/Ferry International                                                                        210
      5,960   ManpowerGroup, Inc.                                                                             475

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
      3,550   On Assignment, Inc.*                                                                     $      134
                                                                                                       ----------
                                                                                                              819
                                                                                                       ----------
              INDUSTRIAL CONGLOMERATES (1.0%)
     43,070   Carlisle Companies, Inc.                                                                      4,472
    619,559   General Electric Co.                                                                         18,729
                                                                                                       ----------
                                                                                                           23,201
                                                                                                       ----------
              INDUSTRIAL MACHINERY (0.2%)
      5,150   Barnes Group, Inc.                                                                              172
      3,550   Crane Co.                                                                                       204
      2,810   Graco, Inc.                                                                                     225
      6,990   Mueller Industries, Inc.                                                                        217
      3,940   Nordson Corp.                                                                                   343
     34,300   Stanley Black & Decker, Inc.                                                                  3,882
                                                                                                       ----------
                                                                                                            5,043
                                                                                                       ----------
              MARINE (0.0%)
      9,580   Matson, Inc.                                                                                    319
                                                                                                       ----------
              RAILROADS (0.0%)
      4,280   Genesee & Wyoming, Inc. "A"*                                                                    257
                                                                                                       ----------
              TRADING COMPANIES & DISTRIBUTORS (0.0%)
      4,280   Applied Industrial Technologies, Inc.                                                           194
      4,520   GATX Corp.                                                                                      207
                                                                                                       ----------
                                                                                                              401
                                                                                                       ----------
              TRUCKING (0.0%)
     13,090   Knight Transportation, Inc.                                                                     342
                                                                                                       ----------
              Total Industrials                                                                            65,827
                                                                                                       ----------
              INFORMATION TECHNOLOGY (5.1%)
              -----------------------------
              APPLICATION SOFTWARE (0.2%)
     31,300   Citrix Systems, Inc.*                                                                         2,658
      6,790   Ebix, Inc.                                                                                      307
     10,520   Mentor Graphics Corp.                                                                           226
      3,000   MicroStrategy, Inc. "A"*                                                                        560
     12,720   Synopsys, Inc.*                                                                                 657
                                                                                                       ----------
                                                                                                            4,408
                                                                                                       ----------
              COMMUNICATIONS EQUIPMENT (0.6%)
    474,517   Cisco Systems, Inc.                                                                          13,785
      3,600   Plantronics, Inc.                                                                               160
                                                                                                       ----------
                                                                                                           13,945
                                                                                                       ----------

================================================================================

20  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
              DATA PROCESSING & OUTSOURCED SERVICES (0.7%)
      8,730   Broadridge Financial Solutions, Inc.                                                     $      560
     14,060   Convergys Corp.                                                                                 396
      3,880   CSG Systems International, Inc.                                                                 165
      2,720   DST Systems, Inc.                                                                               329
      2,980   Global Payments, Inc.                                                                           231
      8,700   Jack Henry & Associates, Inc.                                                                   735
     72,800   MasterCard, Inc. "A"                                                                          6,982
      8,410   Sykes Enterprises, Inc.*                                                                        251
     79,300   Visa, Inc. "A"                                                                                6,260
                                                                                                       ----------
                                                                                                           15,909
                                                                                                       ----------
              ELECTRONIC COMPONENTS (0.0%)
      2,380   Littelfuse, Inc.                                                                                273
                                                                                                       ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
      8,360   Keysight Technologies, Inc.*                                                                    256
                                                                                                       ----------
              ELECTRONIC MANUFACTURING SERVICES (0.0%)
     16,730   Jabil Circuit, Inc.                                                                             319
      5,660   Methode Electronics, Inc.                                                                       167
      6,030   Plexus Corp.*                                                                                   265
                                                                                                       ----------
                                                                                                              751
                                                                                                       ----------
              INTERNET SOFTWARE & SERVICES (1.0%)
     26,560   Alphabet, Inc. "A"*                                                                          19,889
     29,300   Facebook, Inc. "A"*                                                                           3,481
      2,580   J2 Global, Inc.                                                                                 173
                                                                                                       ----------
                                                                                                           23,543
                                                                                                       ----------
              IT CONSULTING & OTHER SERVICES (0.1%)
     19,700   Computer Sciences Corp.                                                                         969
                                                                                                       ----------
              SEMICONDUCTOR EQUIPMENT (0.2%)
    186,500   Applied Materials, Inc.                                                                       4,554
      4,260   Cabot Microelectronics Corp.                                                                    184
      5,420   MKS Instruments, Inc.                                                                           222
      6,790   Tessera Technologies, Inc.                                                                      219
                                                                                                       ----------
                                                                                                            5,179
                                                                                                       ----------
              SEMICONDUCTORS (0.3%)
     41,270   Intel Corp.                                                                                   1,304
    100,800   Qualcomm, Inc.                                                                                5,536
                                                                                                       ----------
                                                                                                            6,840
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
              SYSTEMS SOFTWARE (1.1%)
    247,460   Microsoft Corp.                                                                          $   13,115
    260,400   Oracle Corp.                                                                                 10,468
                                                                                                       ----------
                                                                                                           23,583
                                                                                                       ----------
              TECHNOLOGY DISTRIBUTORS (0.1%)
      6,670   Arrow Electronics, Inc.*                                                                        431
      7,250   Avnet, Inc.                                                                                     297
      2,590   ePlus, Inc.*                                                                                    227
     10,820   Ingram Micro, Inc. "A"                                                                          375
      2,910   SYNNEX Corp.                                                                                    265
      2,240   Tech Data Corp.*                                                                                169
                                                                                                       ----------
                                                                                                            1,764
                                                                                                       ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.8%)
    131,640   Apple, Inc.                                                                                  13,146
    238,900   Hewlett Packard Enterprise Co.                                                                4,412
     29,000   Western Digital Corp.                                                                         1,350
                                                                                                       ----------
                                                                                                           18,908
                                                                                                       ----------
              Total Information Technology                                                                116,328
                                                                                                       ----------
              MATERIALS (0.7%)
              ----------------
              COMMODITY CHEMICALS (0.1%)
     28,200   LyondellBasell Industries N.V. "A"                                                            2,294
                                                                                                       ----------
              DIVERSIFIED CHEMICALS (0.4%)
    113,200   Dow Chemical Co.                                                                              5,814
    163,000   Huntsman Corp.                                                                                2,434
                                                                                                       ----------
                                                                                                            8,248
                                                                                                       ----------
              DIVERSIFIED METALS & MINING (0.0%)
     43,000   Freeport-McMoRan, Inc.                                                                          476
                                                                                                       ----------
              METAL & GLASS CONTAINERS (0.0%)
      3,320   AptarGroup, Inc.                                                                                257
                                                                                                       ----------
              PAPER PACKAGING (0.1%)
     40,570   Bemis Co., Inc.                                                                               2,042
      5,260   Packaging Corp. of America                                                                      359
      4,790   Sonoco Products Co.                                                                             229
                                                                                                       ----------
                                                                                                            2,630
                                                                                                       ----------
              PAPER PRODUCTS (0.0%)
     19,860   KapStone Paper & Packaging Corp.                                                                303
                                                                                                       ----------
              SPECIALTY CHEMICALS (0.1%)
      7,940   Albemarle Corp.                                                                                 623
      3,890   Innospec, Inc.                                                                                  189

================================================================================

22  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
      4,280   Stepan Co.                                                                               $      247
      4,250   Valspar Corp.                                                                                   460
                                                                                                       ----------
                                                                                                            1,519
                                                                                                       ----------
              STEEL (0.0%)
      7,680   Reliance Steel & Aluminum Co.                                                                   571
                                                                                                       ----------
              Total Materials                                                                              16,298
                                                                                                       ----------
              TELECOMMUNICATION SERVICES (0.5%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.5%)
     81,400   AT&T, Inc.                                                                                    3,187
    176,355   Verizon Communications, Inc.                                                                  8,976
                                                                                                       ----------
                                                                                                           12,163
                                                                                                       ----------
              Total Telecommunication Services                                                             12,163
                                                                                                       ----------
              UTILITIES (0.8%)
              ----------------
              ELECTRIC UTILITIES (0.7%)
     11,570   ALLETE, Inc.                                                                                    668
     28,300   American Electric Power Co., Inc.                                                             1,832
     60,400   Duke Energy Corp.                                                                             4,725
     53,900   Edison International                                                                          3,861
     13,300   NextEra Energy, Inc.                                                                          1,598
     12,100   OGE Energy Corp.                                                                                365
     83,400   PPL Corp.                                                                                     3,214
                                                                                                       ----------
                                                                                                           16,263
                                                                                                       ----------
              GAS UTILITIES (0.0%)
     12,750   South Jersey Industries, Inc.                                                                   368
      3,110   Spire, Inc.                                                                                     198
                                                                                                       ----------
                                                                                                              566
                                                                                                       ----------
              MULTI-UTILITIES (0.1%)
      6,770   Avista Corp.                                                                                    272
     11,000   NorthWestern Corp.                                                                              638
                                                                                                       ----------
                                                                                                              910
                                                                                                       ----------
              Total Utilities                                                                              17,739
                                                                                                       ----------
              Total Common Stocks (cost: $486,716)                                                        564,209
                                                                                                       ----------
              PREFERRED STOCKS (1.0%)

              CONSUMER STAPLES (0.4%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.4%)
     90,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(a)                    9,428
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
              ENERGY (0.2%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
      8,600   Chesapeake Energy Corp., 5.75%, perpetual(a)                                             $    2,134
                                                                                                       ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.1%)
      2,500   Kinder Morgan G.P., Inc., 4.52%, cumulative redeemable(a)                                     1,974
                                                                                                       ----------
              Total Energy                                                                                  4,108
                                                                                                       ----------
              FINANCIALS (0.4%)
              -----------------
              LIFE & HEALTH INSURANCE (0.4%)
    381,253   Delphi Financial Group, Inc., 7.38%, cumulative redeemable                                    8,995
                                                                                                       ----------
              REINSURANCE (0.0%)
      3,000   American Overseas Group Ltd., 7.50%, non-cumulative*(b),(c)                                     750
                                                                                                       ----------
              Total Financials                                                                              9,745
                                                                                                       ----------
              Total Preferred Stocks (cost: $29,502)                                                       23,281
                                                                                                       ----------
              EXCHANGE-TRADED FUNDS (3.7%)
    272,300   iShares MSCI USA Minimum Volatility ETF                                                      12,104
     17,200   SPDR S&P 500 ETF Trust                                                                        3,613
    220,300   Vanguard Mid-Cap ETF                                                                         27,339
    149,900   Vanguard Small-Cap Value ETF                                                                 15,812
    229,080   Vanguard Total Stock Market ETF                                                              24,589
                                                                                                       ----------
              Total Exchange-Traded Funds (cost: $77,173)                                                  83,457
                                                                                                       ----------
              FIXED-INCOME EXCHANGE-TRADED FUNDS (5.7%)
     46,710   iShares 20+ Year Treasury Bond ETF(d)                                                         6,080
    212,700   iShares 7-10 Year Treasury Bond ETF                                                          23,339
    246,400   iShares Core U.S. Aggregate Bond ETF(d)                                                      27,276
    386,900   iShares iBoxx USD High Yield Corporate Bond ETF                                              32,349
    204,000   Vanguard Mortgage-Backed Securities ETF                                                      10,904
     26,730   Vanguard Short-Term Bond ETF                                                                  2,148
    106,300   Vanguard Short-Term Corporate Bond ETF                                                        8,504
    234,500   Vanguard Total Bond Market ETF                                                               19,417
                                                                                                       ----------
              Total Fixed-Income Exchange-Traded Funds (cost: $127,671)                                   130,017
                                                                                                       ----------
              Total U.S. Equity Securities (cost: $721,062)                                               800,964
                                                                                                       ----------

================================================================================

24  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
              INTERNATIONAL EQUITY SECURITIES (26.4%)

              COMMON STOCKS (1.1%)

              CONSUMER DISCRETIONARY (0.1%)
              -----------------------------
              AUTO PARTS & EQUIPMENT (0.1%)
     21,900   Delphi Automotive plc                                                                    $    1,488
                                                                                                       ----------
              ENERGY (0.4%)
              -------------
              INTEGRATED OIL & GAS (0.4%)
    183,000   Royal Dutch Shell plc ADR "A"                                                                 8,874
                                                                                                       ----------
              FINANCIALS (0.2%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.2%)
    144,200   XL Group plc                                                                                  4,953
                                                                                                       ----------
              INDUSTRIALS (0.1%)
              ------------------
              INDUSTRIAL CONGLOMERATES (0.1%)
     27,700   Siemens AG ADR                                                                                2,988
                                                                                                       ----------
              INFORMATION TECHNOLOGY (0.1%)
              -----------------------------
              SEMICONDUCTORS (0.1%)
     15,539   NXP Semiconductors N.V.*                                                                      1,468
                                                                                                       ----------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    158,200   Vodafone Group plc ADR                                                                        5,377
                                                                                                       ----------
              Total Common Stocks (cost: $25,041)                                                          25,148
                                                                                                       ----------
              EXCHANGE-TRADED FUNDS (24.7%)
  2,619,975   iShares Core MSCI EAFE ETF                                                                  142,186
  1,316,686   iShares Core MSCI Emerging Markets ETF                                                       53,286
    489,900   iShares Currency Hedged MSCI EAFE ETF                                                        12,081
    712,200   iShares MSCI Canada Index Fund ETF                                                           17,449
    436,000   iShares MSCI EAFE Minimum Volatility ETF                                                     29,216
    100,000   iShares MSCI Emerging Markets Minimum Volatility ETF                                          5,017
    350,100   PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio ETF                                12,684
  1,116,600   PowerShares FTSE RAFI Emerging Markets Portfolio ETF                                         16,760
    100,000   Schwab Fundamental Emerging Markets Large Co. Index ETF                                       1,985
    968,400   Schwab Fundamental International Large Co. Index ETF                                         23,387
    107,983   SPDR S&P Emerging Markets SmallCap ETF                                                        4,096
    373,570   Vanguard FTSE All-World ex-US ETF                                                            16,329
  2,804,000   Vanguard FTSE Developed Markets ETF                                                         102,654
     62,600   Vanguard FTSE Emerging Markets ETF                                                            2,115
  1,117,000   Vanguard FTSE Europe ETF                                                                     55,426

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
    170,548   WisdomTree Emerging Markets High Dividend Fund                                           $    5,748
    182,288   WisdomTree Emerging Markets SmallCap Dividend Fund                                            6,699
    363,700   WisdomTree Europe Hedged Equity Fund                                                         19,487
    693,900   WisdomTree India Earnings Fund                                                               13,718
    491,400   WisdomTree Japan Hedged Equity Fund                                                          21,568
                                                                                                       ----------
              Total Exchange-Traded Funds (cost: $566,860)                                                561,891
                                                                                                       ----------
              FIXED-INCOME EXCHANGE-TRADED FUNDS (0.6%)
    124,490   iShares J.P. Morgan USD Emerging Markets Bond
              Fund ETF (cost: $13,140)                                                                     13,816
                                                                                                       ----------
              Total International Equity Securities (cost: $605,041)                                      600,855
                                                                                                       ----------
              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (2.1%)

              GOLD (0.4%)

              AFRICAN GOLD COMPANIES (0.1%)
     33,000   AngloGold Ashanti Ltd. ADR*                                                                     443
     64,000   Gold Fields Ltd. ADR                                                                            225
    162,000   Harmony Gold Mining Co. Ltd. ADR*                                                               496
                                                                                                       ----------
                                                                                                            1,164
                                                                                                       ----------
              AUSTRALIAN GOLD COMPANIES (0.0%)
     66,000   Newcrest Mining Ltd.*                                                                           910
                                                                                                       ----------
              EUROPEAN GOLD COMPANIES (0.0%)
      6,700   Randgold Resources Ltd. ADR                                                                     565
                                                                                                       ----------
              NORTH AMERICAN GOLD COMPANIES (0.3%)
     10,200   Agnico-Eagle Mines Ltd.                                                                         458
     80,395   Alamos Gold, Inc. "A"                                                                           515
     35,351   AuRico Metals, Inc.*                                                                             25
    165,000   B2Gold Corp.*                                                                                   304
     23,000   Barrick Gold Corp.                                                                              386
     48,000   Centerra Gold, Inc.                                                                             251
    240,000   Dundee Precious Metals, Inc.*                                                                   458
     91,000   Eldorado Gold Corp.                                                                             386
     21,000   Goldcorp, Inc.                                                                                  353
    196,721   Hycroft Mining Corp.*(b),(c)                                                                    148
    150,000   Kinross Gold Corp.*                                                                             639
    162,000   New Gold, Inc.*                                                                                 620
     13,000   Newmont Mining Corp.                                                                            421
     91,400   Primero Mining Corp.*                                                                           156
      8,800   Royal Gold, Inc.                                                                                494

================================================================================

26  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
     67,884   SEMAFO, Inc.*                                                                            $      260
     77,000   Tahoe Resources, Inc.                                                                           920
     83,000   Yamana Gold, Inc.                                                                               347
                                                                                                       ----------
                                                                                                            7,141
                                                                                                       ----------
              SOUTH AMERICAN GOLD COMPANIES (0.0%)
     44,000   Compania de Minas Buenaventura S.A. ADR                                                         420
                                                                                                       ----------
              Total Gold (cost: $17,940)                                                                   10,200
                                                                                                       ----------
              SILVER (0.1%)
     54,000   Pan American Silver Corp.                                                                       764
     25,000   Silver Wheaton Corp.                                                                            465
                                                                                                       ----------
              Total Silver (cost: $1,105)                                                                   1,229
                                                                                                       ----------
              EXCHANGE-TRADED FUNDS (1.6%)
    224,000   First Trust Global Tactical Commodity Strategy Fund*                                          4,713
    297,334   iShares Silver Trust*                                                                         4,517
    256,100   PowerShares DB Commodity Index Tracking Fund*                                                 3,767
    471,000   United States Commodity Index Fund*                                                          19,561
    146,210   VanEck Vectors Gold Miners ETF                                                                3,301
                                                                                                       ----------
              Total Exchange-Traded Funds (cost: $40,607)                                                  35,859
                                                                                                       ----------
              Total Precious Metals and Commodity-Related Securities (cost: $59,652)                       47,288
                                                                                                       ----------
              GLOBAL REAL ESTATE EQUITY SECURITIES (1.4%)

              COMMON STOCKS (0.6%)

              REAL ESTATE SERVICES (0.0%)
      3,540   Jones Lang LaSalle, Inc.                                                                        417
                                                                                                       ----------
              REITs - DIVERSIFIED (0.0%)
      7,520   PS Business Parks, Inc.                                                                         743
                                                                                                       ----------
              REITs - HOTEL & RESORT (0.0%)
     35,070   Summit Hotel Properties, Inc.                                                                   410
                                                                                                       ----------
              REITs - MORTGAGE (0.3%)
    179,400   Annaly Capital Management, Inc.                                                               1,898
     96,240   Capstead Mortgage Corp.                                                                         930
    129,900   Hatteras Financial Corp.                                                                      2,090
    237,300   Two Harbors Investment Corp.                                                                  2,012
                                                                                                       ----------
                                                                                                            6,930
                                                                                                       ----------
              REITs - OFFICE (0.1%)
      6,800   Boston Properties, Inc.                                                                         854
     26,810   Corporate Office Properties Trust                                                               725
                                                                                                       ----------
                                                                                                            1,579
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
              REITs - RESIDENTIAL (0.0%)
     12,500   Equity Residential                                                                       $      865
                                                                                                       ----------
              REITs - RETAIL (0.1%)
      7,000   Simon Property Group, Inc.                                                                    1,384
                                                                                                       ----------
              REITs - SPECIALIZED (0.1%)
     15,710   Lamar Advertising Co. "A"                                                                     1,022
      2,200   Public Storage                                                                                  558
                                                                                                       ----------
                                                                                                            1,580
                                                                                                       ----------
              Total Common Stocks (cost: $13,547)                                                          13,908
                                                                                                       ----------
              PREFERRED STOCKS (0.1%)

              REITs - MORTGAGE (0.1%)
     60,000   Arbor Realty Trust, Inc., 7.38% (cost: $1,500)                                                1,504
                                                                                                       ----------
              EXCHANGE-TRADED FUNDS (0.7%)
    201,370   Vanguard REIT ETF (cost: $16,444)                                                            16,852
                                                                                                       ----------
              Total Global Real Estate Equity Securities (cost: $31,491)                                   32,264
                                                                                                       ----------

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                       COUPON
(000)                                                                         RATE       MATURITY
-----------------------------------------------------------------------------------------------------------------
              BONDS (30.1%)

              CORPORATE OBLIGATIONS (9.4%)

              ENERGY (1.4%)
              -------------
              OIL & GAS DRILLING (0.0%)
$     3,683   Schahin II Finance Co. SPV Ltd.(a),(e)                          5.88%       9/25/2023           534
                                                                                                       ----------
              OIL & GAS STORAGE & TRANSPORTATION (1.4%)
     12,000   DCP Midstream, LLC(a)                                           5.85        5/21/2043         8,220
      1,300   Enbridge Energy Partners, LP                                    7.38       10/15/2045         1,513
      8,680   Enbridge Energy Partners, LP                                    8.05       10/01/2077         6,716
     13,030   Energy Transfer Partners, LP                                    3.65(f)    11/01/2066         7,818
      7,980   Enterprise Products Operating, LLC                              7.00        6/01/2067         6,144
      2,352   Southern Union Co.                                              3.65(f)    11/01/2066         1,376
                                                                                                       ----------
                                                                                                           31,787
                                                                                                       ----------
              Total Energy                                                                                 32,321
                                                                                                       ----------
              FINANCIALS (6.2%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
      9,200   Prospect Capital Corp.                                          5.00        7/15/2019         8,935
                                                                                                       ----------

================================================================================

28  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                       COUPON                         VALUE
(000)         SECURITY                                                        RATE       MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
              LIFE & HEALTH INSURANCE (1.1%)
$     9,342   Lincoln National Corp.                                          2.99%(f)    5/17/2066    $    6,427
      1,000   Lincoln National Corp.                                          6.05        4/20/2067           679
      7,800   Prudential Financial, Inc.                                      5.63        6/15/2043         8,229
      2,135   Prudential Financial, Inc.                                      5.20        3/15/2044         2,140
     10,935   StanCorp Financial Group, Inc.                                  6.90        6/01/2067         8,557
                                                                                                       ----------
                                                                                                           26,032
                                                                                                       ----------
              MULTI-LINE INSURANCE (1.1%)
     15,127   Genworth Holdings, Inc.                                         6.15(f)    11/15/2066         5,143
     12,255   Glen Meadow Pass-Through Trust(a)                               6.51        2/12/2067         8,885
     10,510   Nationwide Mutual Insurance Co.(a)                              2.92(f)    12/15/2024        10,431
                                                                                                       ----------
                                                                                                           24,459
                                                                                                       ----------
              MULTI-SECTOR HOLDINGS (0.3%)
      5,325   BNSF Funding Trust I                                            6.61       12/15/2055         6,071
                                                                                                       ----------
              PROPERTY & CASUALTY INSURANCE (2.1%)
     10,800   Allstate Corp.                                                  5.75        8/15/2053        11,121
     10,000   AmTrust Financial Services, Inc.                                6.13        8/15/2023        10,310
     11,050   HSB Group, Inc.(c)                                              1.54(f)     7/15/2027         7,818
     14,215   Oil Insurance Ltd.(a)                                           3.61(f)             -(g)     11,798
      6,500   Travelers Companies, Inc.                                       6.25        3/15/2067         6,403
                                                                                                       ----------
                                                                                                           47,450
                                                                                                       ----------
              REGIONAL BANKS (0.9%)
      1,000   Allfirst Preferred Capital Trust                                2.13(f)     7/15/2029           831
      2,000   Compass Bank                                                    6.40       10/01/2017         2,107
      2,200   Compass Bank                                                    3.88        4/10/2025         2,077
      8,000   Cullen/Frost Capital Trust II                                   2.19(f)     3/01/2034         6,758
      4,000   First Maryland Capital Trust I                                  1.63(f)     1/15/2027         3,245
      2,000   Huntington Capital Trust II "B"                                 1.26(f)     6/15/2028         1,528
      5,039   Manufacturers & Traders Trust Co.                               5.63       12/01/2021         4,913
                                                                                                       ----------
                                                                                                           21,459
                                                                                                       ----------
              REINSURANCE (0.2%)
      4,000   Alterra USA Holdings Ltd.(a)                                    7.20        4/14/2017         4,144
                                                                                                       ----------
              THRIFTS & MORTGAGE FINANCE (0.1%)
      2,000   Ocwen Financial Corp.                                           6.63        5/15/2019         1,445
      2,400   Walter Investment Management Corp.                              7.88       12/15/2021         1,392
                                                                                                       ----------
                                                                                                            2,837
                                                                                                       ----------
              Total Financials                                                                            141,387
                                                                                                       ----------
              INDUSTRIALS (0.2%)
              ------------------
              AEROSPACE & DEFENSE (0.1%)
      1,250   Constellis Holdings, LLC & Constellis Finance Corp.(a)          9.75        5/15/2020         1,169
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                       COUPON                         VALUE
(000)         SECURITY                                                        RATE       MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
              AIRLINES (0.0%)
$       620   America West Airlines, Inc. Pass-Through Trust (INS)            7.93%       7/02/2020    $      670
                                                                                                       ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
        800   Artesyn Embedded Technologies, Inc.(a)                          9.75       10/15/2020           706
                                                                                                       ----------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
      2,137   ILFC E-Capital Trust I(a)                                       4.24(f)    12/21/2065         1,720
                                                                                                       ----------
              Total Industrials                                                                             4,265
                                                                                                       ----------
              UTILITIES (1.6%)
              ----------------
              ELECTRIC UTILITIES (0.8%)
      6,085   NextEra Energy Capital Holdings, Inc.                           6.35(f)    10/01/2066         4,640
      7,000   NextEra Energy Capital Holdings, Inc.                           6.65        6/15/2067         5,442
        500   NextEra Energy Capital Holdings, Inc.                           7.30        9/01/2067           475
      7,400   PPL Capital Funding, Inc.                                       6.70        3/30/2067         5,993
                                                                                                       ----------
                                                                                                           16,550
                                                                                                       ----------
              MULTI-UTILITIES (0.8%)
      6,350   Dominion Resources, Inc.                                        7.50(f)     6/30/2066         5,318
      3,500   Dominion Resources, Inc.                                        2.93(f)     9/30/2066         2,599
     13,000   WEC Energy Group, Inc.                                          6.25        5/15/2067        10,758
                                                                                                       ----------
                                                                                                           18,675
                                                                                                       ----------
              Total Utilities                                                                              35,225
                                                                                                       ----------
              Total Corporate Obligations (cost: $231,705)                                                213,198
                                                                                                       ----------
              CONVERTIBLE SECURITIES (0.0%)

              MATERIALS (0.0%)
              ----------------
              GOLD (0.0%)
        726   Hycroft Mining Corp.(h) (cost: $698)                            15.00      10/22/2020         1,108
                                                                                                       ----------
              EURODOLLAR AND YANKEE OBLIGATIONS (1.1%)

              ENERGY (0.3%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (0.3%)
      9,650   TransCanada PipeLines Ltd.                                      6.35        5/15/2067         6,658
      1,400   TransCanada Trust                                               5.63        5/20/2075         1,259
                                                                                                       ----------
                                                                                                            7,917
                                                                                                       ----------
              Total Energy                                                                                  7,917
                                                                                                       ----------
              FINANCIALS (0.3%)
              -----------------
              DIVERSIFIED BANKS (0.0%)
      2,500   LBI hf(a),(b),(c),(e)                                           7.43                -(g)          -
                                                                                                       ----------

================================================================================

30  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                       COUPON                         VALUE
(000)         SECURITY                                                        RATE       MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
              PROPERTY & CASUALTY INSURANCE (0.3%)
$     5,650   QBE Capital Funding III Ltd.(a)                                 7.25%       5/24/2041    $    6,321
                                                                                                       ----------
              Total Financials                                                                              6,321
                                                                                                       ----------
              MATERIALS (0.2%)
              ----------------
              DIVERSIFIED METALS & MINING (0.0%)
        900   Vedanta Resources plc(a)                                        6.00        1/31/2019           749
                                                                                                       ----------
              GOLD (0.2%)
      5,000   Newcrest Finance Proprietary Ltd.(a)                            4.45       11/15/2021         5,039
                                                                                                       ----------
              Total Materials                                                                               5,788
                                                                                                       ----------
              UTILITIES (0.3%)
              ----------------
              ELECTRIC UTILITIES (0.2%)
      1,000   AusNet Electricity Services Proprietary Ltd. (INS)(a)           7.25       12/01/2016         1,021
      4,400   Electricite De France S.A.(a)                                   5.25                -(g)      4,218
                                                                                                       ----------
                                                                                                            5,239
                                                                                                       ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
        700   AES Gener S.A.(a)                                               8.38       12/18/2073           739
                                                                                                       ----------
              Total Utilities                                                                               5,978
                                                                                                       ----------
              Total Eurodollar and Yankee Obligations (cost: $30,164)                                      26,004
                                                                                                       ----------
              ASSET-BACKED SECURITIES (0.2%)

              FINANCIALS (0.2%)
              -----------------
              ASSET-BACKED FINANCING (0.2%)
      3,000   SLC Student Loan Trust                                          1.08(f)     7/15/2036         2,618
      1,062   SLM Student Loan Trust                                          1.19(f)    10/25/2038           932
                                                                                                       ----------
                                                                                                            3,550
                                                                                                       ----------
              Total Financials                                                                              3,550
                                                                                                       ----------
              Total Asset-Backed Securities (cost: $3,187)                                                  3,550
                                                                                                       ----------
              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

              FINANCIALS (0.1%)
              -----------------
      1,106   Sequoia Mortgage Trust                                          1.34(f)     9/20/2033           982
      1,046   Wells Fargo Mortgage Backed Securities Trust                    3.02(f)     4/25/2035           990
                                                                                                       ----------
              Total Financials                                                                              1,972
                                                                                                       ----------
              Total Collateralized Mortgage Obligations (cost: $2,054)                                      1,972
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                       COUPON                         VALUE
(000)         SECURITY                                                        RATE       MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
              COMMERCIAL MORTGAGE SECURITIES (5.0%)

              FINANCIALS (5.0%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (4.9%)
$    10,000   Banc of America Commercial Mortgage, Inc.                       5.95%       7/10/2044    $    9,873
      4,313   Banc of America Commercial Mortgage, Inc.                       5.92        5/10/2045         4,309
      2,000   Banc of America Commercial Mortgage, Inc.                       5.42       10/10/2045         1,993
      3,500   Banc of America Commercial Mortgage, Inc.                       6.27        2/10/2051         3,517
      3,782   Bear Stearns Commercial Mortgage Securities, Inc.               5.21        2/11/2041         3,779
      3,000   Bear Stearns Commercial Mortgage Securities, Inc.(a)            5.66        9/11/2041         2,910
        437   Citigroup Commercial Mortgage Trust                             5.91        3/15/2049           437
      1,000   Citigroup Commercial Mortgage Trust                             7.37       12/10/2049           748
     10,000   Commercial Mortgage Loan Trust                                  5.92        7/10/2038         9,046
      5,581   Commercial Mortgage Loan Trust                                  6.09       12/10/2049         4,072
      4,000   Commercial Mortgage Trust                                       5.38       12/10/2046         3,887
      2,000   Commercial Mortgage Trust(a)                                    5.54       12/11/2049         2,033
     16,400   Credit Suisse Commercial Mortgage Pass-Through Trust            0.62        2/15/2040        15,656
      6,900   FREMF Mortgage Trust(a)                                         3.56        8/25/2045         7,018
      2,000   GE Capital Commercial Mortgage Corp.                            5.43       11/10/2045         1,872
      7,355   GE Capital Commercial Mortgage Corp.                            5.61       12/10/2049         7,175
      1,696   GMAC Commercial Mortgage Securities, Inc.                       4.97       12/10/2041         1,717
      1,000   GMAC Commercial Mortgage Securities, Inc.                       4.98       12/10/2041         1,018
      1,892   J.P. Morgan Chase Commercial Mortgage Securities Corp.          5.55       12/15/2044         1,890
      3,675   J.P. Morgan Chase Commercial Mortgage Securities Corp.          5.98        4/17/2045         2,769
      5,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.          5.37        5/15/2047         4,985
      1,754   LB-UBS Commercial Mortgage Trust                                5.28        2/15/2041         1,751
        383   Merrill Lynch Mortgage Trust                                    5.49        7/12/2038           383
      1,000   Merrill Lynch Mortgage Trust                                    5.52        7/12/2038           998
      9,371   Merrill Lynch Mortgage Trust                                    5.72        5/12/2039         9,354
        404   ML-CFC Commercial Mortgage Trust                                5.46        7/12/2046           406
      3,000   ML-CFC Commercial Mortgage Trust                                5.42        8/12/2048         3,057
      3,000   ML-CFC Commercial Mortgage Trust                                5.88        8/12/2049         2,948
      1,000   Morgan Stanley Capital I Trust                                  5.42        3/12/2044           962
        399   Wachovia Bank Commercial Mortgage Trust                         5.84        5/15/2043           399
                                                                                                       ----------
                                                                                                          110,962
                                                                                                       ----------

================================================================================

32  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                       COUPON                         VALUE
(000)         SECURITY                                                        RATE       MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.1%)
$     2,444   Banc of America Commercial Mortgage, Inc.(a)                    4.66%      12/10/2042    $      130
     25,900   CSAIL Commercial Mortgage Trust                                 1.98        1/15/2049         3,202
                                                                                                       ----------
                                                                                                            3,332
                                                                                                       ----------
              Total Financials                                                                            114,294
                                                                                                       ----------
              Total Commercial Mortgage Securities (cost: $114,449)                                       114,294
                                                                                                       ----------
              U.S. GOVERNMENT AGENCY ISSUES (3.1%)(i)

              COMMERCIAL MORTGAGE-BACKED SECURITIES (1.6%)
      3,750   Fannie Mae(+)                                                   2.15        1/25/2023         3,745
     14,000   Freddie Mac(+)                                                  3.00       12/25/2025        14,762
      8,000   Freddie Mac(+)                                                  3.51        4/25/2030         8,573
      8,400   Freddie Mac(+)                                                  3.33        5/25/2025         9,078
                                                                                                       ----------
                                                                                                           36,158
                                                                                                       ----------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (1.5%)
     15,665   Freddie Mac(+)                                                  3.00        4/01/2046        16,054
     17,981   Freddie Mac(+)                                                  3.50        4/01/2046        18,819
         10   Government National Mortgage Assn. I                            6.50        4/15/2024            11
          3   Government National Mortgage Assn. I                            7.50        3/15/2017             3
                                                                                                       ----------
                                                                                                           34,887
                                                                                                       ----------
              Total U.S. Government Agency Issues (cost: $70,076)                                          71,045
                                                                                                       ----------
              U.S. TREASURY SECURITIES (11.2%)

              BONDS (7.4%)
     72,700   3.13%, 8/15/2044                                                                             80,250
     11,520   3.26%, 8/15/2044 (STRIPS Principal)(j)                                                        5,357
     13,000   3.00%, 11/15/2044                                                                            14,005
     59,000   3.00%, 5/15/2045                                                                             63,531
     10,200   3.17%, 5/15/2045 (STRIPS Principal)(j)                                                        4,599
                                                                                                       ----------
                                                                                                          167,742
                                                                                                       ----------
              NOTES (3.8%)
     15,000   1.13%, 2/28/2021(l)                                                                          14,844
     19,000   1.63%, 4/30/2023                                                                             18,971
      1,000   2.38%, 8/15/2024                                                                              1,048
      5,000   2.25%, 11/15/2025(l)                                                                          5,181
     48,000   1.63%, 2/15/2026                                                                             47,051
                                                                                                       ----------
                                                                                                           87,095
                                                                                                       ----------
              Total U.S. Treasury Securities (cost: $239,501)                                             254,837
                                                                                                       ----------
              Total Bonds (cost: $691,834)                                                                686,008
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES     SECURITY                                                                                      (000)
-----------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (4.5%)

              MONEY MARKET FUNDS (4.5%)
101,827,729   State Street Institutional Liquid Reserves Fund
                Premier Class, 0.45%(d),(k) (cost: $101,828)                                           $  101,828
                                                                                                       ----------

              TOTAL INVESTMENTS (COST: $2,210,908)                                                     $2,269,207
                                                                                                       ==========

-----------------------------------------------------------------------------------------------------------------
                                                                                                       UNREALIZED
NUMBER OF                                                                                           APPRECIATION/
CONTRACTS                                                            EXPIRATION      CONTRACT      (DEPRECIATION)
LONG/(SHORT)                                                            DATE        VALUE (000)             (000)
-----------------------------------------------------------------------------------------------------------------
              FUTURES (0.8%)
         80   5YR U.S. Treasury Note                                  9/30/2016        $ 9,609                  3
         50   E-mini S&P 500                                          6/17/2016          5,237                153
          1   E-mini S&P Midcap 400                                   6/17/2016            149                  2
        105   Mini MSCI Emerging Markets Index                        6/17/2016          4,230                  7
                                                                                       -------         ----------
              TOTAL FUTURES                                                            $19,225         $      165
                                                                                       =======         ==========

================================================================================

34  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
($ IN 000s)                                 VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------
ASSETS                                         LEVEL 1            LEVEL 2             LEVEL 3               TOTAL
-----------------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                             $  564,209           $      -              $    -          $  564,209
  Preferred Stocks                                   -             22,531                 750              23,281
  Exchange-Traded Funds                         83,457                  -                   -              83,457
  Fixed-Income Exchange-Traded Funds           130,017                  -                   -             130,017
International Equity Securities:
  Common Stocks                                 25,148                  -                   -              25,148
  Exchange-Traded Funds                        561,891                  -                   -             561,891
  Fixed-Income Exchange-Traded Funds            13,816                  -                   -              13,816
Precious Metals and Commodity-
Related Securities:
  Common Stocks                                 11,281                  -                 148              11,429
  Exchange-Traded Funds                         35,859                  -                   -              35,859
Global Real Estate Equity Securities:
  Common Stocks                                 13,908                  -                   -              13,908
  Preferred Stocks                                   -              1,504                   -               1,504
  Exchange-Traded Funds                         16,852                  -                   -              16,852
Bonds:
  Corporate Obligations                              -            205,380               7,818             213,198
  Convertible Securities                             -              1,108                   -               1,108
  Eurodollar and Yankee Obligations                  -             26,004                   -              26,004
  Asset-Backed Securities                            -              3,550                   -               3,550
  Collateralized Mortgage Obligations                -              1,972                   -               1,972
  Commercial Mortgage Securities                     -            114,164                 130             114,294
  U.S. Government Agency Issues                      -             71,045                   -              71,045
  U.S. Treasury Securities                     244,881              9,956                   -             254,837
Money Market Instruments:
  Money Market Funds                           101,828                  -                   -             101,828
Futures(1)                                         165                  -                   -                 165
-----------------------------------------------------------------------------------------------------------------
Total                                       $1,803,312           $457,214              $8,846          $2,269,372
-----------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                      RECONCILIATION OF LEVEL 3 INVESTMENTS
-----------------------------------------------------------------------------------------------------------------
                                                                                                       COMMERCIAL
                                                COMMON          PREFERRED          CORPORATE             MORTGAGE
                                                STOCKS             STOCKS        OBLIGATIONS           SECURITIES
-----------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2015                    $      -            $   750          $  7,666              $      -
Purchases                                       12,055              3,065            14,938                 2,150
Sales                                           (4,544)            (3,065)          (15,518)               (2,150)
Transfers into Level 3                               -                  -                 -                 2,383
Transfers out of Level 3                             -                  -                 -                     -
Net realized gain (loss) on investments              -                  -            (3,027)                    -
Change in net unrealized appreciation/
   (depreciation) of investments                (7,363)                 -             3,759                (2,253)
-----------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2016                    $    148            $   750          $  7,818              $    130
-----------------------------------------------------------------------------------------------------------------

                           FAIR VALUE LEVEL TRANSFERS
                           --------------------------

For the period of June 1, 2015, through May 31, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                        TRANSFERS INTO                 TRANSFERS INTO              TRANSFERS INTO
                                              (OUT OF)                       (OUT OF)                    (OUT OF)
ASSETS ($ IN 000s)                             LEVEL 1                        LEVEL 2                     LEVEL 3
-----------------------------------------------------------------------------------------------------------------
Common Stocks(I)                               $84,818                      $(84,818)                      $    -
Commercial Mortgage Securities(II)                   -                        (2,383)                       2,383
-----------------------------------------------------------------------------------------------------------------
Total                                          $84,818                      $(87,201)                      $2,383
-----------------------------------------------------------------------------------------------------------------

 (I)Transferred from Level 2 to Level 1 due to an assessment of events at the beginning of the reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S.
    securities markets. Such adjustments were not made at the end of the current reporting period.

(II)Transferred from Level 2 to Level 3 as a result of the securities being priced using a single broker quote by the Fund's pricing service.

================================================================================

36  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 28.3% of net assets at May
    31, 2016.

    The Fund may rely on certain Securities and Exchange Commission (SEC)
    exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S.
    dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S.  capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by,

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

    mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool.  The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities.
    CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent
    the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

================================================================================

38  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR     American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in
            U.S. dollars.
    REIT    Real estate investment trust
    STRIPS  Separate trading of registered interest and principal of securities

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS)   Principal and interest payments are insured by AMBAC Assurance Corp.
            Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of
        1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by
        Rule 144A, and as such has been deemed liquid by USAA Asset
        Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the
        Board), unless otherwise noted as illiquid.

    (b) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at May 31, 2016, was $898,000, which represented less than 0.1% of the Fund's net assets.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

    (c) Security was fair valued at May 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $8,716,000, which represented
        0.4% of the Fund's net assets.

    (d) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2016.

    (e) At May 31, 2016, the issuer was in default with respect to interest and/or principal payments.

    (f) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at
        May 31, 2016.

    (g) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (h) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (i) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie
        Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government.
        Securities issued by other GSEs, such as Freddie Mac (Federal Home
        Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal
        National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S.
        Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S.
        Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the
        U.S. Treasury entered into purchase agreements with Fannie Mae

================================================================================

40  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

        and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that
        Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (j) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (k) Rate represents the money market fund annualized seven-day yield at
        May 31, 2016.

    (l) Securities with a value of $3,015,000 are segregated as collateral for initial margin requirements on open futures contracts.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,210,908)                     $2,269,207
   Cash                                                                                        25
   Cash denominated in foreign currencies (identified cost of $106)                           101
   Receivables:
       Capital shares sold                                                                    942
       Dividends and interest                                                               7,164
       Securities sold                                                                     14,882
   Variation margin on futures contracts                                                      166
                                                                                       ----------
          Total assets                                                                  2,292,487
                                                                                       ----------
LIABILITIES
   Payables:
       Securities purchased                                                                10,905
       Capital shares redeemed                                                              1,217
   Accrued management fees                                                                  1,345
   Accrued transfer agent's fees                                                               67
   Other accrued expenses and payables                                                        191
                                                                                       ----------
          Total liabilities                                                                13,725
                                                                                       ----------
              Net assets applicable to capital shares outstanding                      $2,278,762
                                                                                       ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                     $2,249,659
   Accumulated undistributed net investment income                                         15,128
   Accumulated net realized loss on investments, options,
       and futures transactions                                                           (44,471)
   Net unrealized appreciation of investments and futures contracts                        58,464
   Net unrealized depreciation of foreign currency translations                               (18)
                                                                                       ----------
              Net assets applicable to capital shares outstanding                      $2,278,762
                                                                                       ==========
   Capital shares outstanding, unlimited number of shares authorized,
       no par value                                                                        94,627
                                                                                       ==========
   Net asset value, redemption price, and offering price per share                     $    24.08
                                                                                       ==========

See accompanying notes to financial statements.

================================================================================

42  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $352)                                    $  33,916
   Interest                                                                                42,813
                                                                                        ---------
      Total income                                                                         76,729
                                                                                        ---------
EXPENSES
   Management fees                                                                         16,413
   Administration and servicing fees                                                        3,482
   Transfer agent's fees                                                                    5,008
   Custody and accounting fees                                                                476
   Postage                                                                                    295
   Shareholder reporting fees                                                                 150
   Trustees' fees                                                                              28
   Registration fees                                                                           46
   Professional fees                                                                          210
   Other                                                                                       37
                                                                                        ---------
          Total expenses                                                                   26,145
                                                                                        ---------
NET INVESTMENT INCOME                                                                      50,584
                                                                                        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Unaffiliated transactions                                                           (10,545)
      Affiliated transactions (Note 7)                                                       (103)
      Long-term capital gain distributions from other investment companies                    664
      Foreign currency transactions                                                          (424)
      Options                                                                                  92
      Futures transactions                                                                   (658)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                        (184,974)
      Foreign currency translations                                                            65
      Options                                                                                 608
      Futures contracts                                                                         2
                                                                                        ---------
          Net realized and unrealized loss                                               (195,273)
                                                                                        ---------
   Decrease in net assets resulting from operations                                     $(144,689)
                                                                                        =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

-------------------------------------------------------------------------------------------------
                                                                             2016            2015
-------------------------------------------------------------------------------------------------
FROM OPERATIONS
    Net investment income                                              $   50,584      $   53,562
    Net realized gain (loss) on investments                               (10,648)         90,838
    Net realized gain on long-term capital gain
        distributions from other investment companies                         664             334
    Net realized loss on foreign currency transactions                       (424)         (1,030)
    Net realized gain (loss) on options                                        92          (5,399)
    Net realized gain (loss) on futures transactions                         (658)          1,403
    Change in net unrealized appreciation/(depreciation) of:
        Investments                                                      (184,974)        (57,834)
        Foreign currency translations                                          65             (77)
        Options                                                               608           4,519
        Futures contracts                                                       2            (903)
                                                                       --------------------------
        Increase (decrease) in net assets resulting
           from operations                                               (144,689)         85,413
                                                                       --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                 (53,188)        (60,460)
    Net realized gains                                                    (11,037)              -
                                                                       --------------------------
        Distributions to shareholders                                     (64,225)        (60,460)
                                                                       --------------------------
FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold                                             223,863         294,582
    Reinvested dividends                                                   63,588          59,823
    Cost of shares redeemed                                              (326,323)       (344,297)
                                                                       --------------------------
        Increase (decrease) in net assets from capital
           share transactions                                             (38,872)         10,108
                                                                       --------------------------
    Net increase (decrease) in net assets                                (247,786)         35,061

NET ASSETS
    Beginning of year                                                   2,526,548       2,491,487
                                                                       --------------------------
    End of year                                                        $2,278,762      $2,526,548
                                                                       ==========================
Accumulated undistributed net investment income:
    End of year                                                        $   15,128      $   16,889
                                                                       ==========================
CHANGE IN SHARES OUTSTANDING
    Shares sold                                                             9,224          11,302
    Shares issued for dividends reinvested                                  2,648           2,334
    Shares redeemed                                                       (13,437)        (13,207)
                                                                       --------------------------
        Increase (decrease) in shares outstanding                          (1,565)            429
                                                                       ==========================

See accompanying notes to financial statements.

================================================================================

44  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Fund qualifies as a registered investment company under
Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Cornerstone Moderately Aggressive Fund
(the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation with a secondary focus on current income.

A.  SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
    established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management
    Company (the Manager), an affiliate of the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the
    New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued.
        If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain equity securities traded in inactive markets generally are categorized in
        Level 2 of the fair value hierarchy.

    2.  Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the
        Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined.
        In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the
        Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Committee will consider such

================================================================================

46  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

        available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on events that occur on a fairly regular basis (such as U.S.
        market movements) are significant and are categorized in Level 2 of the fair value hierarchy.

    3.  Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4.  Short-term debt securities with original or remaining maturities of
        60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board.
        The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type;
        indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in
        Level 3.

    6.  Repurchase agreements are valued at cost.

    7.  Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

        is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best
        Bid/Offer (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9.  Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    10. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B.  FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments

================================================================================

48  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted)
    in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by discounted prior tender offer, or quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C.  DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2016, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses.
    When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period.
    Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

================================================================================

50  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    Premiums paid for purchased options are included in the Fund's Statement of
    Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or
    ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2016* (IN THOUSANDS)

                                        ASSET DERIVATIVES                      LIABILITY DERIVATIVES
    ------------------------------------------------------------------------------------------------------
                                 STATEMENT OF                             STATEMENT OF
    DERIVATIVES NOT              ASSETS AND                               ASSETS AND
    ACCOUNTED FOR AS             LIABILITIES                              LIABILITIES
    HEDGING INSTRUMENTS          LOCATION            FAIR VALUE           LOCATION            FAIR VALUE
    ------------------------------------------------------------------------------------------------------
    Interest rate contracts      Net unrealized        $  3**                                      $-
                                 appreciation of
                                 investments and
                                 futures contracts
    ------------------------------------------------------------------------------------------------------
    Equity contracts             Net unrealized         162**                                       -
                                 appreciation of
                                 investments and
                                 futures contracts
    ------------------------------------------------------------------------------------------------------
    Total                                              $165                                        $-
    ------------------------------------------------------------------------------------------------------

     *  For open derivative instruments as of May 31, 2016, see the Portfolio of
        Investments, which also is indicative of activity for the year ended
        May 31, 2016.
    **  Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE
    YEAR ENDED MAY 31, 2016 (IN THOUSANDS)

                                                                                            CHANGE IN
                                                                                            UNREALIZED
    DERIVATIVES NOT                                                                         APPRECIATION/
    ACCOUNTED FOR AS             STATEMENT OF                      REALIZED GAIN (LOSS)     (DEPRECIATION)
    HEDGING INSTRUMENTS          OPERATIONS LOCATION               ON DERIVATIVES           ON DERIVATIVES
    ------------------------------------------------------------------------------------------------------
    Interest rate contracts      Net realized gain (loss)               $ 270                    $  3
                                 on Options and Futures
                                 transactions/ Change in net
                                 unrealized appreciation/
                                 (depreciation) of Options
                                 and Futures contracts
    ------------------------------------------------------------------------------------------------------
    Equity contracts             Net realized gain (loss)                (836)                    607
                                 on Options and Futures
                                 transactions/ Change in net
                                 unrealized appreciation/
                                 (depreciation) of Options
                                 and Futures contracts
    ------------------------------------------------------------------------------------------------------
    Total                                                               $(566)                   $610
    ------------------------------------------------------------------------------------------------------

================================================================================

52  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

D.  FEDERAL TAXES - The Fund's policy is to comply with the requirements of the
    Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E.  INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis.
    Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F.  FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery
    and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery.
    The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

H.  EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May
    31, 2016, there were no custodian and other bank credits.

I.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The
    Trust's maximum exposure under these arrangements is unknown,

================================================================================

54  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended May 31, 2016, the Fund paid CAPCO facility fees of $13,000, which represents 3.3% of the total fees paid to CAPCO by the USAA Funds. The
Fund had no borrowings under this agreement during the year ended May 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

regulations and may differ from those determined in accordance with U.S.
generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, defaulted bond, distributions, passive foreign investment company, grantor trusts expense, and hybrid interest accrual adjustments resulted in reclassifications to the
Statement of Assets and Liabilities to increase accumulated undistributed net investment income and accumulated net realized loss on investments by $843,000.
These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2016, and
2015, was as follows:

                                                    2016                 2015
                                                --------------------------------
Ordinary income*                                $53,188,000          $60,460,000
Long-term realized capital gain                  11,037,000                    -
                                                -----------          -----------
  Total distributions paid                      $64,225,000          $60,460,000
                                                ===========          ===========

As of May 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $ 15,899,000
Accumulated capital and other losses                                 (42,953,000)
Unrealized appreciation of investments                                56,413,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, partnership basis, passive foreign investment company, and grantor trusts expense adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended May 31, 2016, the Fund utilized pre-enactment capital loss carryforwards of $14,716,000, to offset capital gains. At May 31, 2016,

================================================================================

56  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

the Fund had no capital loss carryforwards, for federal income tax purposes.
Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended May 31, 2016, the Fund deferred to June 1, 2016, post October capital losses of $42,953,000.

For the year ended May 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the
Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2016, were $1,949,227,000 and
$2,035,083,000, respectively.

As of May 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $2,212,377,000.

Gross unrealized appreciation and depreciation of investments as of May 31,
2016, for federal income tax purposes, were $155,591,000 and $98,761,000, respectively, resulting in net unrealized appreciation of $56,830,000.

For the year ended May 31, 2016, transactions in written call and put options*
were as follows:

                                                                        PREMIUMS
                                                          NUMBER OF     RECEIVED
                                                          CONTRACTS      (000's)
                                                          ----------------------
Outstanding at May 31, 2015                                     600       $1,154
Options written                                                   -            -
Options terminated in closing purchase transactions            (300)        (720)
Options expired                                                (300)        (434)
                                                          ----------------------
Outstanding at May 31, 2016                                       -       $    -
                                                          ======================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

(5) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES - The Manager provides investment management services to the
    Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The
    Manager is also authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The
    Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser can range from 0% to 100%
    of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.70% of the Fund's average net assets.
    Prior to October 1, 2015, the base investment management fee was 0.75% of the Fund's average net assets.

    The performance adjustment is calculated monthly by comparing the Fund's performance over the performance period to that of the Lipper Index. The
    Lipper Index tracks the total return performance of the 30 largest funds within a category consisting of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments with a focus on total return, and which have at least 25% of their portfolio invested in

================================================================================

58  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    securities traded outside of the United States. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                         ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                      (IN BASIS POINTS)(1)
    --------------------------------------------------------------------------------
    +/- 100 to 400                                            +/- 4
    +/- 401 to 700                                            +/- 5
    +/- 701 and greater                                       +/- 6

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended May 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $16,413,000, which included a (0.01%)
    performance adjustment of $(238,000).

B.  SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment
    Subadvisory Agreement with Quantitative Management Associates, LLC (QMA), under which QMA directed the investment and reinvestment of a portion of the
    Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) paid QMA a subadvisory fee in the annual amount of 0.25% of the portion of the Fund's average net assets that QMA managed.
    Effective January 29, 2016, the Manager terminated its Investment
    Subadvisory Agreement with QMA. For the year ended

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    May 31, 2016, the Manager incurred subadvisory fees with respect to the
    Fund, paid or payable to QMA, of $461,000.

C.  ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the
    Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2016, the Fund incurred administration and servicing fees, paid or payable to the
    Manager, of $3,482,000.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2016, the Fund reimbursed the Manager $62,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder
    Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $5,008,000.

E.  UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

================================================================================

60  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                               COST TO       NET REALIZED
SELLER                                         PURCHASER                      PURCHASER     LOSS TO SELLER
----------------------------------------------------------------------------------------------------------
Cornerstone Moderately Aggressive      Short-Term Bond                       $20,356,000     $   (15,000)
Cornerstone Moderately Aggressive      Total Return Strategy                     113,000         (88,000)
Managed Allocation                     Cornerstone Moderately Aggressive       7,928,000      (1,791,000)
Target Managed Allocation              Cornerstone Moderately Aggressive       6,834,000         (26,000)

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                       YEAR ENDED MAY 31,
                                     -------------------------------------------------------------------------------
                                           2016             2015            2014              2013              2012
                                     -------------------------------------------------------------------------------
Net asset value at
  beginning of period                $    26.27       $    26.02      $    24.17        $    21.48        $    24.05
                                     -------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                     .55              .56             .62               .61               .65
  Net realized and
    unrealized gain (loss)                (2.06)             .33            1.83              2.69             (2.58)
                                     -------------------------------------------------------------------------------
Total from investment
  operations                              (1.51)             .89            2.45              3.30             (1.93)
                                     -------------------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.56)            (.64)           (.60)             (.61)             (.64)
  Realized capital gains                   (.12)               -               -                 -                 -
                                     -------------------------------------------------------------------------------
Total distributions                        (.68)            (.64)           (.60)             (.61)             (.64)
                                     -------------------------------------------------------------------------------
Net asset value at end
  of period                          $    24.08       $    26.27      $    26.02        $    24.17        $    21.48
                                     ===============================================================================
Total return (%)*                         (5.73)            3.47           10.24             15.49             (7.96)
Net assets at end of
  period (000)                       $2,278,762       $2,526,548      $2,491,487        $2,294,760        $2,030,805
Ratios to average
  net assets:**
  Expenses (%)(a)                          1.13             1.16            1.18(b)           1.22              1.27
  Expenses, excluding
    reimbursements (%)(a)                  1.13             1.16            1.18              1.22              1.27
  Net investment income (%)                2.18             2.14            2.46              2.54              2.87
Portfolio turnover (%)                       87(c)            62              57                81                77(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $2,319,727,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                              -                -            (.00%)(+)         (.00%)(+)         (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(b) Prior to October 1, 2013, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.28% of the Fund's average net assets.
(c) Reflects increased/decreased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

62  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2015, through May
31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

                                                           EXPENSE EXAMPLE |  63

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical"
is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                          EXPENSES PAID
                                    BEGINNING            ENDING           DURING PERIOD*
                                  ACCOUNT VALUE       ACCOUNT VALUE     DECEMBER 1, 2015 -
                                 DECEMBER 1, 2015     MAY 31, 2016         MAY 31, 2016
                                 ---------------------------------------------------------
Actual                              $1,000.00          $  995.40               $5.54

Hypothetical
  (5% return before expenses)        1,000.00           1,019.45                5.60

*Expenses are equal to the Fund's annualized expense ratio of 1.11%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (0.46)% for the six-month period of
 December 1, 2015, through May 31, 2016.

================================================================================

64  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the
Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent
Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the
Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the
Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager.
At the meeting at which the renewal of the Advisory Agreement is considered,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the
Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The
Board considered the fees paid to the Manager and the services provided to the
Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best

================================================================================

66  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

execution" and the utilization of "soft dollars," also were considered. The
Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance fee adjustment - was above the median of its expense group and its expense universe.
The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee.

The Board also took into account management's discussion with respect to the
Fund's expenses. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the
Advisory Agreement, including, among other information, a comparison of the
Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2015.

The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, five-, and ten-year periods ended December 31, 2015. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance. The Board also considered that the Fund's subadviser was terminated in January 2016.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the
Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund.
The Trustees reviewed the profitability of the Manager's relationship with the
Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also

================================================================================

68  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The
Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the
Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the
Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the
USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates.
Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an
Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the Funds' Trustees, you may call (800)
531-USAA (8722) or (210) 531-8722 to request a free copy of the Funds' statement of additional information (SAI).

================================================================================

70  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present);
Director of USAA Asset Management Company (AMCO) (12/11-present); Director of
USAA Investment Management Company (IMCO) (10/09-present); President, IMCO
(10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA
Shareholder Account Services (SAS) (10/09-present); Senior Vice President of
USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present);
Director of FPS (12/13-present); President and Director of USAA Investment
Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr.
McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research
Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds.
Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an
investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and
Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley
brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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72  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr.
McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since
10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of
Business at Rice University (07/13-present); Associate Professor of Finance at
Jesse H. Jones Graduate School of Business at Rice University (07/01-present);
Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate
School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the
Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds,
        P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee
        Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee
        Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

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74  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment
Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio
Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President,
Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice
President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG
General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel
(11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13);
Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO,
SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA
(11/14-present); Executive Director, Lead Securities Attorney, FASG General
Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr.
Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA
(12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO,
(04/12-present); Director, Tax, USAA (11/09-04/12).

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76  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA
(04/13-present); Director, Institutional Asset Management Compliance, AMCO
(03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO
(06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment
        Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional
Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at
USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   23405-0716                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                      [GRAPHIC OF USAA CORNERSTONE MODERATELY CONSERVATIVE FUND]

 ============================================================

         ANNUAL REPORT
         USAA CORNERSTONE MODERATELY CONSERVATIVE FUND
         MAY 31, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AN INVESTMENT PLAN CAN KEEP US FROM MAKING
HASTY PORTFOLIO DECISIONS BASED ON MARKET
TURMOIL, WHILE GIVING US FLEXIBILITY TO TAKE        [PHOTO OF BROOKS ENGLEHARDT]
ADVANTAGE OF ATTRACTIVE OPPORTUNITIES WHEN
THEY ARISE."

--------------------------------------------------------------------------------

JULY 2016

Global equity markets were volatile during the reporting period ended May 31,
2016. Concerns about the global economy--especially worries about China's growth and the potential "Brexit"--fueled the turmoil. Global stocks sold off in August to September 2015 and then again during the first six weeks of 2016. Both declines were followed by strong rallies. By the end of the reporting period, the broad U.S. stock market had generated a modest gain, but non-U.S. stocks stayed in negative territory.

U.S. stocks were able to recover their losses, in our opinion, because the U.S.
economy continued to grow (albeit slowly) and U.S. employers continued to add jobs. Market participants may have believed there was little chance of a recession in the near term. We remain cautious about the U.S. economic outlook at the time of this writing. Overall, in 2016, we expect the economy to continue running low and slow, with the weak 0.8% growth recorded in the first quarter of
2016 supporting this assessment.

Surprisingly, despite the disappointing economic data, investors were able to shrug off news of bad earnings during the reporting period. In the first quarter of 2016, companies comprising the S&P 500(R) Index suffered their fourth consecutive quarter of year-over-year earnings declines. Some commentators argued that the news was not that dismal if you factored out energy and metals and mining companies. At USAA Investments, we take the data as it is, not as we would prefer it to be. Indeed, we anticipate that corporate earnings will decline again in the second quarter of 2016. We also expect that revenues will continue to fall. To compensate for this, many companies have cut operating costs, reduced capital spending, and bought back their shares. However, we think they may have extracted most of what they can with these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Meanwhile, the Federal Reserve (the Fed) started raising interest rates during the reporting period, lifting the federal funds target rate by 0.25% in December
2015. At the same time, Fed policymakers mentioned that four

================================================================================

================================================================================

interest rate increases were likely for 2016. They subsequently cut this projection to two interest rate increases, largely because of global market turmoil and weaker-than-expected U.S. economic data during the first quarter of
2016. In early June 2016, after a disappointing employment rate, investors appeared to dial back expectations further, pricing in just a single interest rate increase in 2016. At USAA Investments, we have believed for some time that
Fed policymakers are unlikely to raise interest rates rapidly because they do not want to jeopardize U.S. economic growth. We continue to believe one or two interest rate increases are likely in 2016. While there is a chance that inflation measures may turn higher, we believe those pressures are likely to be temporary.

Looking ahead, we expect market turbulence to continue. In volatile times, it can be a challenge to find investments that provide adequate compensation relative to the risk assumed. This is one reason we should all have an investment plan. An investment plan can help us stay focused on what is most important--our objectives, time horizon, and risk tolerance. An investment plan can keep us from making hasty portfolio decisions based on market turmoil, while giving us flexibility to take advantage of attractive opportunities when they arise. Time horizon is critical. After all, dramatic price movements like those seen during the reporting period can smooth into smaller dips in the long term.
If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead we will continue monitoring market conditions, global events, economic trends, Fed monetary policy, and other factors that could potentially affect your investments. We remain committed to providing you with our best advice, top-notch service, and a variety of mutual funds. At USAA Investments, we look forward to continuing to help you with your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities markets. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             11

    Report of Independent Registered
      Public Accounting Firm                                                  12

    Portfolio of Investments                                                  13

    Notes to Portfolio of Investments                                         29

    Financial Statements                                                      33

    Notes to Financial Statements                                             36

EXPENSE EXAMPLE                                                               53

ADVISORY AGREEMENT(S)                                                         55

TRUSTEES' AND OFFICERS' INFORMATION                                           60

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

207230-0716

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE MODERATELY CONSERVATIVE FUND (THE FUND) SEEKS CURRENT
INCOME WITH A SECONDARY FOCUS ON CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, and money market instruments. The
Fund will have a target asset class allocation of approximately 40% equity securities and 60% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant.
The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in securities issued by domestic or foreign companies. The Fund also may invest in fixed-income securities that are investment grade and below investment grade.

The Fund also may use alternative investment strategies, such as investments in real estate investment trusts and precious metals and minerals companies, and other instruments, including futures and options, from time to time in an attempt to reduce its volatility over time and to enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                                      ARNOLD J. ESPE, CFA
    WASIF A. LATIF                                           DAN DENBOW, CFA
    LANCE HUMPHREY, CFA*

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The prospect of slowing global growth, together with volatile energy prices and uncertainty about Federal Reserve (the Fed) policy, acted as a headwind to most segments of the financial markets during the reporting period ended
    May 31, 2016.

    Global equities generally lost ground during the reporting period. While large-cap U.S. equities produced a modest gain, U.S. small-cap stocks, developed-market stocks, and the emerging markets all closed at a loss. Two large selloffs--the first in August to September 2015, the second in January
    2016--accounted for the majority of the losses, offsetting positive returns during the rest of the reporting period.

    The first downturn largely stemmed from investors' expectation that the Fed was set to move off of its long-standing policy of zero interest rates at its September 2015 meeting. The Fed in fact held interest rates steady in
    September 2015, a positive surprise that fueled a short-lived recovery in financial assets. The Fed ultimately raised the federal funds target rate by a quarter point in December 2015, its first increase in more than nine years. Although this move was well-anticipated by the markets--meaning that it had only a limited short-term impact on stock prices--it nonetheless raised fears that the Fed would raise interest rates several times during
    2016. This concern, together with evidence of slowing global growth and worries about the potential effects of plunging oil prices, were the key

    *Effective March 9, 2016, Lance Humphrey began co-managing the Fund.

================================================================================

2  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    factors in the selloff that occurred at the beginning of the new year.
    Despite this rough start, the markets quickly reversed course in mid-
    February 2016 after the central banks in Europe and Japan surprised investors by announcing aggressive, growth-oriented shifts in their monetary policies. Even though stocks moved well off of their February 2016 lows in the subsequent rally, the recovery was not enough to overcome their earlier weakness.

    The slow-growth environment, while challenging for equities, was a positive for the interest-rate sensitive segments of the bond market. Intermediate-
    and longer-term U.S. Treasuries performed particularly well, as the backdrop of sluggish growth and low inflation offset the prospect of tighter Fed policy. Investment-grade corporate bonds also delivered gains. After producing shaky returns through most of the reporting period, corporate bonds rallied late in the reporting period. The drop in short-term interest rates to below-zero levels in Europe and Japan fueled renewed demand for higher-yielding assets. While the investment-grade market performed well for the reporting period, high-yield bonds posted a loss. The bulk of the shortfall occurred in the second half of 2015, when the asset class was pressured by elevated investor risk aversion and worries that falling commodity prices would lead to increased defaults among smaller energy and mining issuers.

o   HOW DID THE USAA CORNERSTONE MODERATELY CONSERVATIVE FUND (THE FUND) PERFORM
    DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2016, the Fund had a total return of
    -3.50%. This compares to returns of -5.42% for the MSCI All-Country World
    Index, 2.83% for the Barclays U.S. Universal Index*, and 0.23% for the
    Cornerstone Moderately Conservative Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *As of October 1, 2015, the Barclays U.S. Universal Index replaced the MSCI
    All-Country World Index as it more closely represents the securities held in the Fund.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund benefited from a larger weighting in bonds than stocks, as the former group generated superior returns. However, the Fund experienced mixed results within its fixed-income portfolio. The bond allocation incorporates both exchange-traded funds (ETFs) and an actively managed portfolio of individual bonds. Within the ETF segment, the Fund holds funds that provide exposure to the broader investment-grade bonds, intermediate-term U.S.
    Treasuries, and high-yield bond markets. While the first two performed well, the allocation to high-yield bonds finished with a negative total return. However, we continue to see an opportunity in high-yield bonds, which we believe offers a favorable risk-reward profile in relation to equities. The actively managed portfolio of individual bonds, while producing a gain, underperformed due to security selection within its investment-grade and high-yield segments. The Fund made up for some of the shortfall through a substantial position in U.S. Treasuries, which provided a measure of protection against the credit risk in the corporate bond portfolio. Given that U.S. Treasuries produced strong performance during the reporting period, this aspect of the Fund's strategy contributed positively to its results.

    The Fund's equity allocation also had varied results. Within the domestic portion of the Fund, large-cap stocks gained ground but lagged the overall market due to the impact of individual stock selection. The Fund's modest weightings in mid- and small-cap stocks detracted from performance, as both asset classes finished at a loss. We have positioned the Fund in favor of large-cap over small-cap stocks, as we have found larger companies generally tend to be more attractively valued on a relative basis.

    The Fund's weighting in developed-market international stocks detracted from performance. The asset class underperformed the U.S. market by a considerable margin, reflecting the relative weakness in economic growth overseas. Still, we continue to see an opportunity in international equities due to the combination of their attractive valuations and the potential for improved corporate earnings both this year and next. The Fund's allocation to emerging-markets stocks also lost ground, reflecting concerns about slower growth in China, the strength of the U.S. dollar, and the slump in commodity prices. On the plus side, the Fund's small allocation to gold stocks delivered a strong, double-digit gain.

================================================================================

4  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    We continue to hold a cautious view regarding the overall outlook for the financial markets. Although the investment backdrop remains generally favorable--highlighted by a growing U.S. economy, supportive central bank policies, and compelling valuations for stocks overseas--the likelihood of negative surprises is high. China's growth prospects, volatility in commodity prices, geopolitical headlines, and the approaching U.S.
    elections are all factors that could affect market performance in the months ahead. Amid this uncertain outlook, our approach is to remain true to our longstanding strategy of using fundamentals and valuations to construct portfolios that can capitalize on a wide range of potential outcomes. We believe this steady approach is appropriate at a time in which risks and opportunities appear to be in equal balance.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things: (1)
    exchange-traded funds; (2) futures, options, and other derivatives; (3)
    non-investment-grade securities; (4) precious metals and minerals companies;
    (5) real estate investment trusts; (6) money market instruments; (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the
    Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATELY CONSERVATIVE FUND (THE FUND)
(Ticker Symbol: UCMCX)

--------------------------------------------------------------------------------
                                     5/31/16                     5/31/15
--------------------------------------------------------------------------------
Net Assets                       $194.4 Million               $204.5 Million
Net Asset Value Per Share            $10.67                       $11.42

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
      1 YEAR                                         SINCE INCEPTION 6/08/12
      -3.50%                                                  4.82%

--------------------------------------------------------------------------------
                              EXPENSE RATIOS AS OF 5/31/15*
--------------------------------------------------------------------------------
      BEFORE REIMBURSEMENT        1.13%         AFTER REIMBURSEMENT      0.98%

             (Includes acquired fund fees and expenses of 0.08%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management
Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the
Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of
Trustees and may be changed or terminated by the Manager at any time after
October 1, 2016. If the total annual operating expense ratio of the Fund is lower than 0.90%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial
Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                CORNERSTONE               USAA
                                                 MODERATELY            CORNERSTONE
                                                CONSERVATIVE            MODERATELY
                     MSCI ALL-COUNTRY            COMPOSITE             CONSERVATIVE             BARCLAYS U.S.
                       WORLD INDEX                INDEX                    FUND               UNIVERSAL INDEX*
05/31/12               $10,000.00               $10,000.00              $10,000.00              $10,000.00
06/30/12                10,493.89                10,200.03               10,170.00               10,025.20
07/31/12                10,637.55                10,341.82               10,311.00               10,174.72
08/31/12                10,868.84                10,449.23               10,461.00               10,196.08
09/30/12                11,211.17                10,589.56               10,623.00               10,225.98
10/31/12                11,136.45                10,567.13               10,693.00               10,258.45
11/30/12                11,278.85                10,627.87               10,754.00               10,283.01
12/31/12                11,534.33                10,715.94               10,887.00               10,284.93
01/31/13                12,065.70                10,890.90               11,070.00               10,231.32
02/28/13                12,063.82                10,935.85               11,090.00               10,280.45
03/31/13                12,281.81                11,051.03               11,200.00               10,292.62
04/30/13                12,635.33                11,228.00               11,363.00               10,405.61
05/31/13                12,600.66                11,129.80               11,292.00               10,229.19
06/30/13                12,232.36                10,902.56               11,034.00               10,049.13
07/31/13                12,817.95                11,134.97               11,239.00               10,081.81
08/31/13                12,550.90                11,000.41               11,106.00               10,024.35
09/30/13                13,199.17                11,274.70               11,287.00               10,124.10
10/31/13                13,729.68                11,514.19               11,555.00               10,224.27
11/30/13                13,924.12                11,563.91               11,617.00               10,191.17
12/31/13                14,164.33                11,623.95               11,700.00               10,146.53
01/31/14                13,597.75                11,559.83               11,595.00               10,281.09
02/28/14                14,254.63                11,834.59               11,869.00               10,354.35
03/31/14                14,318.01                11,847.80               11,919.00               10,344.74
04/30/14                14,454.31                11,935.29               12,025.00               10,430.39
05/31/14                14,761.74                12,112.38               12,184.00               10,555.98
06/30/14                15,039.67                12,228.69               12,327.00               10,572.00
07/31/14                14,857.12                12,125.69               12,231.00               10,539.11
08/31/14                15,185.29                12,331.36               12,380.00               10,653.38
09/30/14                14,693.04                12,108.61               12,158.00               10,568.80
10/31/14                14,796.48                12,243.23               12,222.00               10,672.39
11/30/14                15,043.98                12,357.12               12,318.00               10,729.00
12/31/14                14,753.68                12,274.19               12,228.00               10,710.63
01/31/15                14,523.01                12,332.64               12,294.00               10,914.39
02/28/15                15,331.53                12,555.60               12,468.00               10,850.74
03/31/15                15,093.98                12,521.51               12,399.00               10,895.60
04/30/15                15,531.92                12,625.45               12,486.00               10,883.00
05/31/15                15,511.65                12,626.20               12,497.00               10,863.99
06/30/15                15,146.48                12,440.18               12,268.00               10,742.67
07/31/15                15,278.01                12,513.54               12,301.00               10,805.25
08/31/15                14,230.69                12,171.11               11,894.00               10,773.42
09/30/15                13,715.12                12,036.08               11,706.00               10,815.50
10/31/15                14,791.55                12,414.24               12,049.00               10,850.10
11/30/15                14,669.41                12,359.73               11,949.00               10,810.59
12/31/15                14,404.86                12,234.89               11,737.00               10,756.55
01/31/16                13,535.78                12,020.78               11,490.00               10,875.31
02/29/16                13,442.98                12,048.43               11,524.00               10,952.63
03/31/16                14,439.21                12,495.43               11,902.00               11,086.76
04/30/16                14,652.35                12,621.63               12,037.00               11,162.38
05/31/16                14,670.82                12,654.45               12,060.00               11,171.13

                                   [END CHART]

                    Data from 5/31/12 through 5/31/16.**

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of October 1, 2015, the Barclays U.S. Universal Index replaced the MSCI
All-Country World Index as it more closely represents the securities held in the
Fund.

**The performance of the MSCI All-Country World Index, Barclays U.S. Universal
Index, and the Cornerstone Moderately Conservative Composite Index is calculated from the end of the month, May 31, 2012, while the inception date of the USAA
Cornerstone Moderately Conservative Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderately Conservative Fund to the
benchmarks listed below. The Manager has developed the Cornerstone Moderately
Conservative Composite Index, which is used to measure the Fund's performance.
The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o   The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o   The Cornerstone Moderately Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) (23%), the MSCI ACWI ex USA IMI
    (15%), the Barclays U.S. Universal Index (58%), the Bloomberg Commodity
    Index Total Return (1%), the MSCI U.S. Real Estate Investment Trust (REIT)
    Index (1%), and the Barclays U.S. Treasury - Bills (1-3M) (2%).

o   The Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A
    Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA
    eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

================================================================================

8  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

                       o TOP 10 HOLDINGS* - 5/31/16 o
                              (% of Net Assets)
U.S. Treasury Bond, 3.13%, 8/15/2044 .....................................  4.9%
iShares Core MSCI EAFE ETF** .............................................  4.7%
Vanguard Total Bond Market ETF** .........................................  4.4%
U.S. Treasury Note, 2.25%, 11/15/2025 ....................................  3.3%
Freddie Mac, 3.50%, 4/01/2046 ............................................  3.3%
iShares 7-10 Year Treasury Bond ETF** ....................................  2.6%
iShares iBoxx USD High Yield Corporate Bond ETF** ........................  2.3%
iShares Core U.S. Aggregate Bond ETF** ...................................  2.1%
iShares Core S&P 500 ETF** ...............................................  1.8%
iShares Core MSCI Emerging Markets ETF** .................................  1.7%

  * Excludes money market instruments and futures.
 ** The Fund may rely on certain Securities and Exchange Commission (SEC)
    exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 13-28.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o ASSET ALLOCATION* - 5/31/16 o

                         [PIE CHART OF ASSET ALLOCATION]

U.S. EQUITY SECURITIES**                                                   33.3%
INTERNATIONAL EQUITY SECURITIES**                                          17.9%
U.S. TREASURY SECURITIES                                                   17.4%
CORPORATE OBLIGATIONS                                                      11.3%
COMMERCIAL MORTGAGE SECURITIES                                              5.8%
U.S. GOVERNMENT AGENCY ISSUES                                               5.7%
MONEY MARKET INSTRUMENTS                                                    3.4%
EURODOLLAR AND YANKEE OBLIGATIONS                                           1.7%
GLOBAL REAL ESTATE EQUITY SECURITIES**                                      1.1%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                            0.7%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.5%
CONVERTIBLE SECURITIES                                                      0.4%
                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

 * Excludes futures.

** The Fund may rely on certain Securities and Exchange Commission (SEC)
   exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

================================================================================

10  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended
May 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts
(or, if subsequently determined to be different, the maximum amount allowable)
for the fiscal year ended May 31, 2016:

     DIVIDEND RECEIVED               LONG-TERM
    DEDUCTION (CORPORATE            CAPITAL GAIN         QUALIFIED INTEREST
      SHAREHOLDERS)(1)            DISTRIBUTIONS(2)            INCOME
    -----------------------------------------------------------------------
           20.14%                    $1,578,000             $3,039,000
    -----------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended May 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE MODERATELY
CONSERVATIVE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Moderately Conservative
Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund")
as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
USAA Cornerstone Moderately Conservative Fund at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2016

================================================================================

12  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

MAY 31, 2016

--------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
NUMBER                                                                                                         VALUE
OF SHARES      SECURITY                                                                                        (000)
--------------------------------------------------------------------------------------------------------------------
               U.S. EQUITY SECURITIES (33.3%)

               COMMON STOCKS (11.0%)

               CONSUMER DISCRETIONARY (1.4%)
               -----------------------------
               ADVERTISING (0.1%)
       2,300   Omnicom Group, Inc.                                                                          $    192
                                                                                                            --------
               APPAREL RETAIL (0.1%)
       3,900   TJX Companies, Inc.                                                                               297
                                                                                                            --------
               AUTO PARTS & EQUIPMENT (0.1%)
       6,300   Magna International, Inc.                                                                         255
                                                                                                            --------
               AUTOMOBILE MANUFACTURERS (0.1%)
      14,500   Ford Motor Co.                                                                                    196
                                                                                                            --------
               BROADCASTING (0.1%)
       2,600   CBS Corp. "B"                                                                                     143
                                                                                                            --------
               GENERAL MERCHANDISE STORES (0.3%)
       1,800   Dollar General Corp.                                                                              162
       5,300   Target Corp.                                                                                      364
                                                                                                            --------
                                                                                                                 526
                                                                                                            --------
               HOME IMPROVEMENT RETAIL (0.2%)
       2,700   Home Depot, Inc.                                                                                  357
                                                                                                            --------
               HOTELS, RESORTS & CRUISE LINES (0.3%)
       7,000   Carnival Corp.                                                                                    334
       2,500   Royal Caribbean Cruises Ltd.                                                                      194
                                                                                                            --------
                                                                                                                 528
                                                                                                            --------
               INTERNET RETAIL (0.1%)
         400   Amazon.com, Inc.*                                                                                 289
                                                                                                            --------
               Total Consumer Discretionary                                                                    2,783
                                                                                                            --------
               CONSUMER STAPLES (1.0%)
               -----------------------
               AGRICULTURAL PRODUCTS (0.1%)
       2,200   Bunge Ltd.                                                                                        147
                                                                                                            --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
NUMBER                                                                                                         VALUE
OF SHARES      SECURITY                                                                                        (000)
--------------------------------------------------------------------------------------------------------------------
               DRUG RETAIL (0.2%)
       2,650   CVS Health Corp.                                                                             $    256
       3,300   Walgreens Boots Alliance, Inc.                                                                    255
                                                                                                            --------
                                                                                                                 511
                                                                                                            --------
               FOOD RETAIL (0.1%)
       3,100   Kroger Co.                                                                                        111
                                                                                                            --------
               HOUSEHOLD PRODUCTS (0.1%)
       2,200   Procter & Gamble Co.                                                                              178
                                                                                                            --------
               HYPERMARKETS & SUPER CENTERS (0.0%)
       1,000   Wal-Mart Stores, Inc.                                                                              71
                                                                                                            --------
               PACKAGED FOODS & MEAT (0.1%)
       2,000   Kraft Heinz Co.                                                                                   166
                                                                                                            --------
               SOFT DRINKS (0.2%)
       4,100   PepsiCo, Inc.                                                                                     415
                                                                                                            --------
               TOBACCO (0.2%)
       1,400   Altria Group, Inc.                                                                                 89
       1,200   Philip Morris International, Inc.                                                                 119
       3,000   Reynolds American, Inc.                                                                           149
                                                                                                            --------
                                                                                                                 357
                                                                                                            --------
               Total Consumer Staples                                                                          1,956
                                                                                                            --------
               ENERGY (0.6%)
               -------------
               INTEGRATED OIL & GAS (0.3%)
         950   Chevron Corp.                                                                                      96
       2,600   Exxon Mobil Corp.                                                                                 232
       4,310   Occidental Petroleum Corp.                                                                        325
                                                                                                            --------
                                                                                                                 653
                                                                                                            --------
               OIL & GAS EQUIPMENT & SERVICES (0.2%)
       3,550   Halliburton Co.                                                                                   150
       2,000   Schlumberger Ltd.                                                                                 152
                                                                                                            --------
                                                                                                                 302
                                                                                                            --------
               OIL & GAS EXPLORATION & PRODUCTION (0.1%)
       2,500   ConocoPhillips                                                                                    110
       1,800   EOG Resources, Inc.                                                                               146
                                                                                                            --------
                                                                                                                 256
                                                                                                            --------
               Total Energy                                                                                    1,211
                                                                                                            --------
               FINANCIALS (1.7%)
               -----------------
               ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
       1,400   Ameriprise Financial, Inc.                                                                        142
                                                                                                            --------

================================================================================

14  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
NUMBER                                                                                                         VALUE
OF SHARES      SECURITY                                                                                        (000)
--------------------------------------------------------------------------------------------------------------------
               CONSUMER FINANCE (0.3%)
      15,177   Synchrony Financial*                                                                         $    474
                                                                                                            --------
               DIVERSIFIED BANKS (0.7%)
      36,200   Bank of America Corp.                                                                             535
       7,110   Citigroup, Inc.                                                                                   331
       7,930   JPMorgan Chase & Co.                                                                              518
                                                                                                            --------
                                                                                                               1,384
                                                                                                            --------
               PROPERTY & CASUALTY INSURANCE (0.2%)
       2,300   Allstate Corp.                                                                                    155
       2,120   Chubb Ltd.                                                                                        268
       1,400   Progressive Corp.                                                                                  47
                                                                                                            --------
                                                                                                                 470
                                                                                                            --------
               REGIONAL BANKS (0.4%)
       4,300   BB&T Corp.                                                                                        156
       6,600   Fifth Third Bancorp                                                                               125
      27,500   KeyCorp                                                                                           353
       1,900   PNC Financial Services Group, Inc.                                                                170
                                                                                                            --------
                                                                                                                 804
                                                                                                            --------
               Total Financials                                                                                3,274
                                                                                                            --------
               HEALTH CARE (1.9%)
               ------------------
               BIOTECHNOLOGY (0.5%)
       6,700   AbbVie, Inc.                                                                                      422
         900   Amgen, Inc.                                                                                       142
         350   Biogen, Inc.*                                                                                     101
       2,850   Gilead Sciences, Inc.                                                                             248
                                                                                                            --------
                                                                                                                 913
                                                                                                            --------
               HEALTH CARE DISTRIBUTORS (0.1%)
       1,400   McKesson Corp.                                                                                    257
                                                                                                            --------
               HEALTH CARE EQUIPMENT (0.3%)
       5,400   Hologic, Inc.*                                                                                    186
       5,700   Medtronic plc                                                                                     459
                                                                                                            --------
                                                                                                                 645
                                                                                                            --------
               LIFE SCIENCES TOOLS & SERVICES (0.1%)
         700   Thermo Fisher Scientific, Inc.                                                                    106
                                                                                                            --------
               MANAGED HEALTH CARE (0.1%)
       1,700   UnitedHealth Group, Inc.                                                                          227
                                                                                                            --------
               PHARMACEUTICALS (0.8%)
         500   Allergan plc*                                                                                     118
       2,800   Johnson & Johnson                                                                                 315

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
NUMBER                                                                                                         VALUE
OF SHARES      SECURITY                                                                                        (000)
--------------------------------------------------------------------------------------------------------------------
       8,600   Merck & Co., Inc.                                                                            $    484
      17,953   Pfizer, Inc.                                                                                      623
                                                                                                            --------
                                                                                                               1,540
                                                                                                            --------
               Total Health Care                                                                               3,688
                                                                                                            --------
               INDUSTRIALS (1.3%)
               ------------------
               AEROSPACE & DEFENSE (0.4%)
       1,300   Boeing Co.                                                                                        164
       1,600   Honeywell International, Inc.                                                                     182
         500   Lockheed Martin Corp.                                                                             118
         600   Raytheon Co.                                                                                       78
       3,400   Spirit AeroSystems Holdings, Inc. "A"*                                                            159
       1,600   United Technologies Corp.                                                                         161
                                                                                                            --------
                                                                                                                 862
                                                                                                            --------
               AIRLINES (0.1%)
       1,700   Southwest Airlines Co.                                                                             73
       1,600   United Continental Holdings, Inc.*                                                                 72
                                                                                                            --------
                                                                                                                 145
                                                                                                            --------
               BUILDING PRODUCTS (0.1%)
       5,000   Masco Corp.                                                                                       163
                                                                                                            --------
               ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
       3,050   Eaton Corp. plc                                                                                   188
                                                                                                            --------
               INDUSTRIAL CONGLOMERATES (0.5%)
       1,800   Carlisle Companies, Inc.                                                                          187
      24,843   General Electric Co.                                                                              751
                                                                                                            --------
                                                                                                                 938
                                                                                                            --------
               INDUSTRIAL MACHINERY (0.1%)
       1,300   Stanley Black & Decker, Inc.                                                                      147
                                                                                                            --------
               Total Industrials                                                                               2,443
                                                                                                            --------
               INFORMATION TECHNOLOGY (2.2%)
               -----------------------------
               APPLICATION SOFTWARE (0.1%)
       1,500   Citrix Systems, Inc.*                                                                             127
                                                                                                            --------
               COMMUNICATIONS EQUIPMENT (0.3%)
      19,163   Cisco Systems, Inc.                                                                               557
                                                                                                            --------
               DATA PROCESSING & OUTSOURCED SERVICES (0.2%)
       2,900   MasterCard, Inc. "A"                                                                              278
       2,600   Visa, Inc. "A"                                                                                    205
                                                                                                            --------
                                                                                                                 483
                                                                                                            --------

================================================================================

16  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
NUMBER                                                                                                         VALUE
OF SHARES      SECURITY                                                                                        (000)
--------------------------------------------------------------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES (0.5%)
       1,130   Alphabet, Inc. "A"*                                                                          $    846
       1,500   Facebook, Inc. "A"*                                                                               179
                                                                                                            --------
                                                                                                               1,025
                                                                                                            --------
               SEMICONDUCTOR EQUIPMENT (0.1%)
       8,800   Applied Materials, Inc.                                                                           215
                                                                                                            --------
               SEMICONDUCTORS (0.1%)
       2,000   Intel Corp.                                                                                        63
       3,900   Qualcomm, Inc.                                                                                    214
                                                                                                            --------
                                                                                                                 277
                                                                                                            --------
               SYSTEMS SOFTWARE (0.5%)
       9,900   Microsoft Corp.                                                                                   525
      10,000   Oracle Corp.                                                                                      402
                                                                                                            --------
                                                                                                                 927
                                                                                                            --------
               TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.4%)
       5,370   Apple, Inc.                                                                                       536
       8,900   Hewlett Packard Enterprise Co.                                                                    164
       1,300   Western Digital Corp.                                                                              61
                                                                                                            --------
                                                                                                                 761
                                                                                                            --------
               Total Information Technology                                                                    4,372
                                                                                                            --------
               MATERIALS (0.3%)
               ----------------
               COMMODITY CHEMICALS (0.1%)
       1,300   LyondellBasell Industries N.V. "A"                                                                106
                                                                                                            --------
               DIVERSIFIED CHEMICALS (0.2%)
       4,500   Dow Chemical Co.                                                                                  231
       7,300   Huntsman Corp.                                                                                    109
                                                                                                            --------
                                                                                                                 340
                                                                                                            --------
               PAPER PACKAGING (0.0%)
       1,800   Bemis Co., Inc.                                                                                    91
                                                                                                            --------
               Total Materials                                                                                   537
                                                                                                            --------
               TELECOMMUNICATION SERVICES (0.2%)
               ---------------------------------
               INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
       3,800   AT&T, Inc.                                                                                        149
       6,551   Verizon Communications, Inc.                                                                      333
                                                                                                            --------
                                                                                                                 482
                                                                                                            --------
               Total Telecommunication Services                                                                  482
                                                                                                            --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
NUMBER                                                                                                         VALUE
OF SHARES      SECURITY                                                                                        (000)
--------------------------------------------------------------------------------------------------------------------
               UTILITIES (0.4%)
               ----------------
               ELECTRIC UTILITIES (0.4%)
       1,200   American Electric Power Co., Inc.                                                            $     78
       2,700   Duke Energy Corp.                                                                                 211
       2,500   Edison International                                                                              179
         700   NextEra Energy, Inc.                                                                               84
       3,900   PPL Corp.                                                                                         150
                                                                                                            --------
                                                                                                                 702
                                                                                                            --------
               Total Utilities                                                                                   702
                                                                                                            --------
               Total Common Stocks (cost: $18,405)                                                            21,448
                                                                                                            --------
               PREFERRED STOCKS (2.2%)

               CONSUMER STAPLES (1.0%)
               -----------------------
               AGRICULTURAL PRODUCTS (1.0%)
      32,000   CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                                      920
      10,000   Dairy Farmers of America, Inc., 7.88%, cumulative
                 redeemable, perpetual(a)                                                                      1,047
                                                                                                            --------
                                                                                                               1,967
                                                                                                            --------
               Total Consumer Staples                                                                          1,967
                                                                                                            --------
               ENERGY (0.3%)
               -------------
               OIL & GAS EXPLORATION & PRODUCTION (0.2%)
       1,120   Chesapeake Energy Corp., 5.75%, perpetual(a)                                                      278
                                                                                                            --------
               OIL & GAS STORAGE & TRANSPORTATION (0.1%)
         300   Kinder Morgan G.P., Inc., 4.52%, cumulative redeemable(a)                                         237
                                                                                                            --------
               Total Energy                                                                                      515
                                                                                                            --------
               FINANCIALS (0.9%)
               -----------------
               LIFE & HEALTH INSURANCE (0.3%)
      27,414   Delphi Financial Group, Inc., 7.38%, cumulative redeemable                                        647
                                                                                                            --------
               REGIONAL BANKS (0.6%)
       1,035   M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                                         1,077
                                                                                                            --------
               Total Financials                                                                                1,724
                                                                                                            --------
               Total Preferred Stocks (cost: $4,750)                                                           4,206
                                                                                                            --------
               EXCHANGE-TRADED FUNDS (6.9%)
      16,600   iShares Core S&P 500 ETF(b)                                                                     3,503
      23,500   iShares MSCI USA Minimum Volatility ETF                                                         1,045
      35,900   PowerShares DB Commodity Index Tracking Fund*                                                     528
      32,300   United States Commodity Index Fund*                                                             1,341

================================================================================

18  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
NUMBER                                                                                                         VALUE
OF SHARES      SECURITY                                                                                        (000)
--------------------------------------------------------------------------------------------------------------------
      17,300   Vanguard Mid-Cap ETF                                                                         $  2,147
      29,900   Vanguard Small-Cap Value ETF                                                                    3,154
      14,980   Vanguard Total Stock Market ETF                                                                 1,608
                                                                                                            --------
               Total Exchange-Traded Funds (cost: $13,169)                                                    13,326
                                                                                                            --------
               FIXED-INCOME EXCHANGE-TRADED FUNDS (13.2%)
       6,770   iShares 20+ Year Treasury Bond ETF                                                                881
      46,500   iShares 7-10 Year Treasury Bond ETF                                                             5,102
      37,540   iShares Core U.S. Aggregate Bond ETF                                                            4,156
      52,700   iShares iBoxx USD High Yield Corporate Bond ETF                                                 4,406
      17,100   Vanguard Mortgage-Backed Securities ETF                                                           914
       3,370   Vanguard Short-Term Bond ETF                                                                      271
      18,000   Vanguard Short-Term Corporate Bond ETF                                                          1,440
     102,900   Vanguard Total Bond Market ETF                                                                  8,520
                                                                                                            --------
               Total Fixed-Income Exchange-Traded Funds (cost: $25,303)                                       25,690
                                                                                                            --------
               Total U.S. Equity Securities (cost: $61,627)                                                   64,670
                                                                                                            --------
               INTERNATIONAL EQUITY SECURITIES (17.9%)

               COMMON STOCKS (0.5%)

               CONSUMER DISCRETIONARY (0.0%)
               -----------------------------
               AUTO PARTS & EQUIPMENT (0.0%)
         800   Delphi Automotive plc                                                                              54
                                                                                                            --------
               ENERGY (0.2%)
               -------------
               INTEGRATED OIL & GAS (0.2%)
       7,300   Royal Dutch Shell plc ADR "A"                                                                     354
                                                                                                            --------
               FINANCIALS (0.1%)
               -----------------
               PROPERTY & CASUALTY INSURANCE (0.1%)
       6,200   XL Group plc                                                                                      213
                                                                                                            --------
               INDUSTRIALS (0.1%)
               ------------------
               INDUSTRIAL CONGLOMERATES (0.1%)
       1,000   Siemens AG ADR                                                                                    108
                                                                                                            --------
               INFORMATION TECHNOLOGY (0.0%)
               -----------------------------
               SEMICONDUCTORS (0.0%)
         761   NXP Semiconductors N.V.*                                                                           72
                                                                                                            --------
               TELECOMMUNICATION SERVICES (0.1%)
               ---------------------------------
               WIRELESS TELECOMMUNICATION SERVICES (0.1%)
       7,200   Vodafone Group plc ADR                                                                            245
                                                                                                            --------
               Total Common Stocks (cost: $1,004)                                                              1,046
                                                                                                            --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
NUMBER                                                                                                         VALUE
OF SHARES      SECURITY                                                                                        (000)
--------------------------------------------------------------------------------------------------------------------
               EXCHANGE-TRADED FUNDS (16.3%)
     168,265   iShares Core MSCI EAFE ETF                                                                   $  9,132
      81,938   iShares Core MSCI Emerging Markets ETF                                                          3,316
      42,800   iShares Currency Hedged MSCI EAFE ETF                                                           1,055
      37,400   iShares MSCI Canada Index Fund ETF                                                                916
      35,600   iShares MSCI EAFE Minimum Volatility ETF                                                        2,386
       5,800   iShares MSCI Emerging Markets Minimum Volatility ETF                                              291
      31,400   PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio ETF                                   1,138
      77,600   PowerShares FTSE RAFI Emerging Markets Portfolio ETF                                            1,165
     119,400   Schwab Fundamental International Large Co. Index ETF                                            2,883
       7,496   SPDR S&P Emerging Markets SmallCap ETF                                                            284
      24,470   Vanguard FTSE All-World ex-US ETF                                                               1,070
      73,000   Vanguard FTSE Developed Markets ETF                                                             2,673
      53,600   Vanguard FTSE Europe ETF                                                                        2,660
       5,621   WisdomTree Emerging Markets High Dividend Fund(b)                                                 189
       5,259   WisdomTree Emerging Markets SmallCap Dividend Fund                                                193
      13,000   WisdomTree Europe Hedged Equity Fund                                                              697
      29,552   WisdomTree India Earnings Fund                                                                    584
      24,300   WisdomTree Japan Hedged Equity Fund                                                             1,066
                                                                                                            --------
               Total Exchange-Traded Funds (cost: $33,763)                                                    31,698
                                                                                                            --------
               FIXED-INCOME EXCHANGE-TRADED FUNDS (1.1%)
      19,270   iShares J.P. Morgan USD Emerging Markets Bond
                 Fund ETF (cost: $2,039)                                                                       2,139
                                                                                                            --------
               Total International Equity Securities (cost: $36,806)                                          34,883
                                                                                                            --------
               PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (0.7%)

               GOLD (0.0%)

               NORTH AMERICAN GOLD COMPANIES (0.0%)
      24,262   Hycroft Mining Corp.*(c),(d) (cost: $850)                                                          18
                                                                                                            --------
               EXCHANGE-TRADED FUNDS (0.7%)
      11,700   First Trust Global Tactical Commodity Strategy Fund*                                              246
      48,710   VanEck Vectors Gold Miners ETF                                                                  1,100
                                                                                                            --------
               Total Exchange-Traded Funds (cost: $1,428)                                                      1,346
                                                                                                            --------
               Total Precious Metals and Commodity-Related Securities (cost: $2,278)                           1,364
                                                                                                            --------
               GLOBAL REAL ESTATE EQUITY SECURITIES (1.1%)

               COMMON STOCKS (0.3%)

               REITs - MORTGAGE (0.3%)
               -----------------------
      15,000   Annaly Capital Management, Inc.(b)                                                                158

================================================================================

20  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
NUMBER                                                                                                         VALUE
OF SHARES      SECURITY                                                                                        (000)
--------------------------------------------------------------------------------------------------------------------
      10,800   Hatteras Financial Corp.                                                                     $    174
      19,800   Two Harbors Investment Corp.                                                                      168
                                                                                                            --------
                                                                                                                 500
                                                                                                            --------
               REITs - OFFICE (0.0%)
               ---------------------
         300   Boston Properties, Inc.                                                                            38
                                                                                                            --------
               REITs - RESIDENTIAL (0.0%)
               --------------------------
         500   Equity Residential                                                                                 35
                                                                                                            --------
               REITs - RETAIL (0.0%)
               ---------------------
         300   Simon Property Group, Inc.                                                                         59
                                                                                                            --------
               REITs - SPECIALIZED (0.0%)
               --------------------------
         100   Public Storage                                                                                     25
                                                                                                            --------
               Total Common Stocks (cost: $631)                                                                  657
                                                                                                            --------
               PREFERRED STOCKS (0.1%)

               REITs - MORTGAGE (0.1%)
               -----------------------
       8,000   Arbor Realty Trust, Inc., 7.38% (cost: $200)                                                      201
                                                                                                            --------
               EXCHANGE-TRADED FUNDS (0.7%)
      15,130   Vanguard REIT ETF (cost: $1,254)                                                                1,266
                                                                                                            --------
               Total Global Real Estate Equity Securities (cost: $2,085)                                       2,124
                                                                                                            --------
--------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                      COUPON
(000)                                                                        RATE           MATURITY
--------------------------------------------------------------------------------------------------------------------
               BONDS (42.8%)

               CORPORATE OBLIGATIONS (11.3%)

               ENERGY (1.9%)
               -------------
               OIL & GAS DRILLING (0.1%)
$        912   Schahin II Finance Co. SPV Ltd.(a),(e)                        5.88%          9/25/2023            132
                                                                                                            --------
               OIL & GAS STORAGE & TRANSPORTATION (1.8%)
       1,225   DCP Midstream, LLC(a)                                         5.85           5/21/2043            839
         500   Enbridge Energy Partners, LP                                  8.05          10/01/2077            387
         650   Enbridge Energy Partners, LP                                  7.38          10/15/2045            756
         950   Energy Transfer Partners, LP                                  3.65(f)       11/01/2066            570
       1,000   Enterprise Products Operating, LLC                            7.00           6/01/2067            770

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                     MARKET
AMOUNT                                                                      COUPON                             VALUE
(000)          SECURITY                                                      RATE           MATURITY           (000)
--------------------------------------------------------------------------------------------------------------------
$        200   Martin Midstream Partners, LP & Martin
                 Midstream Finance Corp.                                     7.25%          2/15/2021       $    187
         200   Southern Union Co.                                            3.65(f)       11/01/2066            117
                                                                                                            --------
                                                                                                               3,626
                                                                                                            --------
               Total Energy                                                                                    3,758
                                                                                                            --------
               FINANCIALS (7.0%)
               -----------------
               ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
         900   Prospect Capital Corp.                                        5.00           7/15/2019            874
                                                                                                            --------
               LIFE & HEALTH INSURANCE (1.5%)
       1,100   Lincoln National Corp.                                        2.99(f)        5/17/2066            757
       1,000   Prudential Financial, Inc.                                    5.63           6/15/2043          1,055
       1,350   StanCorp Financial Group, Inc.                                6.90           6/01/2067          1,056
                                                                                                            --------
                                                                                                               2,868
                                                                                                            --------
               MULTI-LINE INSURANCE (1.3%)
         950   Genworth Holdings, Inc.                                       6.15(f)       11/15/2066            323
       1,500   Glen Meadow Pass-Through Trust(a)                             6.51           2/12/2067          1,087
       1,100   Nationwide Mutual Insurance Co.(a)                            2.92(f)       12/15/2024          1,092
                                                                                                            --------
                                                                                                               2,502
                                                                                                            --------
               PROPERTY & CASUALTY INSURANCE (2.4%)
       1,000   Allstate Corp.                                                5.75           8/15/2053          1,030
       1,000   AmTrust Financial Services, Inc.                              6.13           8/15/2023          1,031
         750   HSB Group, Inc.(d)                                            1.54(f)        7/15/2027            530
         600   Ironshore Holdings, Inc.(a)                                   8.50           5/15/2020            682
       1,450   Oil Insurance Ltd.(a)                                         3.61(f)                -(g)       1,203
         300   Progressive Corp.                                             6.70           6/15/2067            277
                                                                                                            --------
                                                                                                               4,753
                                                                                                            --------
               REGIONAL BANKS (1.2%)
         400   Compass Bank                                                  6.40          10/01/2017            421
         100   Compass Bank                                                  3.88           4/10/2025             95
       1,000   Cullen/Frost Capital Trust II                                 2.19(f)        3/01/2034            845
         100   First Maryland Capital Trust I                                1.63(f)        1/15/2027             81
       1,000   SunTrust Capital I                                            1.30(f)        5/15/2027            805
                                                                                                            --------
                                                                                                               2,247
                                                                                                            --------
               THRIFTS & MORTGAGE FINANCE (0.1%)
         200   Ocwen Financial Corp.                                         6.63           5/15/2019            145
         200   Walter Investment Management Corp.                            7.88          12/15/2021            116
                                                                                                            --------
                                                                                                                 261
                                                                                                            --------
               Total Financials                                                                               13,505
                                                                                                            --------

================================================================================

22  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                     MARKET
AMOUNT                                                                      COUPON                             VALUE
(000)          SECURITY                                                      RATE           MATURITY           (000)
--------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS (0.7%)
               ------------------
               AEROSPACE & DEFENSE (0.6%)
$      1,150   Constellis Holdings, LLC & Constellis Finance Corp.(a)        9.75%          5/15/2020       $  1,075
                                                                                                            --------
               AIRLINES (0.1%)
         209   Continental Airlines, Inc. Pass-Through Trust                 6.25          10/11/2021            221
                                                                                                            --------
               ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
         100   Artesyn Embedded Technologies, Inc.(a)                        9.75          10/15/2020             88
                                                                                                            --------
               TRADING COMPANIES & DISTRIBUTORS (0.0%)
          75   ILFC E-Capital Trust I(a)                                     4.24(f)       12/21/2065             61
                                                                                                            --------
               Total Industrials                                                                               1,445
                                                                                                            --------
               UTILITIES (1.7%)
               ----------------
               ELECTRIC UTILITIES (0.8%)
         600   NextEra Energy Capital Holdings, Inc.                         6.35(f)       10/01/2066            458
         324   NextEra Energy Capital Holdings, Inc.                         6.65           6/15/2067            252
         300   NextEra Energy Capital Holdings, Inc.                         7.30           9/01/2067            285
         550   PPL Capital Funding, Inc.                                     6.70           3/30/2067            445
                                                                                                            --------
                                                                                                               1,440
                                                                                                            --------
               MULTI-UTILITIES (0.9%)
         390   Dominion Resources, Inc.                                      7.50(f)        6/30/2066            327
         600   Dominion Resources, Inc.                                      2.93(f)        9/30/2066            446
       1,250   WEC Energy Group, Inc.                                        6.25           5/15/2067          1,034
                                                                                                            --------
                                                                                                               1,807
                                                                                                           ---------
               Total Utilities                                                                                 3,247
                                                                                                           ---------
               Total Corporate Obligations (cost: $25,883)                                                    21,955
                                                                                                           ---------
               CONVERTIBLE SECURITIES (0.4%)

               MATERIALS (0.4%)
               ----------------
               GOLD (0.4%)
         484   Hycroft Mining Corp.(h) (cost: $465)                         15.00          10/22/2020            739
                                                                                                            --------
               EURODOLLAR AND YANKEE OBLIGATIONS (1.7%)

               ENERGY (0.6%)
               -------------
               OIL & GAS STORAGE & TRANSPORTATION (0.6%)
       1,700   TransCanada PipeLines Ltd.                                    6.35           5/15/2067          1,173
                                                                                                            --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                     MARKET
AMOUNT                                                                      COUPON                             VALUE
(000)          SECURITY                                                      RATE           MATURITY           (000)
--------------------------------------------------------------------------------------------------------------------
               FINANCIALS (0.1%)
               -----------------
               PROPERTY & CASUALTY INSURANCE (0.1%)
$        250   QBE Capital Funding III Ltd.(a)                               7.25%          5/24/2041       $    280
                                                                                                            --------
               MATERIALS (0.7%)
               ----------------
               DIVERSIFIED METALS & MINING (0.1%)
         200   Vedanta Resources plc(a)                                      6.00           1/31/2019            167
                                                                                                            --------
               GOLD (0.6%)
       1,100   Newcrest Finance Proprietary Ltd.(a)                          4.45          11/15/2021          1,108
                                                                                                            --------
               Total Materials                                                                                 1,275
                                                                                                            --------
               UTILITIES (0.3%)
               ----------------
               ELECTRIC UTILITIES (0.3%)
         500   Electricite De France S.A.(a)                                 5.25                   -(g)         479
                                                                                                            --------
               Total Eurodollar and Yankee Obligations (cost: $3,611)                                          3,207
                                                                                                            --------
               COLLATERALIZED MORTGAGE OBLIGATIONS (0.5%)

               FINANCIALS (0.5%)
               -----------------
               ASSET-BACKED FINANCING (0.5%)
          79   Sequoia Mortgage Trust                                        1.34(f)        9/20/2033             70
         935   Structured Asset Mortgage Investments, Inc.                   0.94(f)        7/19/2035            860
          70   Wells Fargo Mortgage Backed Securities Trust                  3.02(f)        4/25/2035             67
                                                                                                            --------
                                                                                                                 997
                                                                                                            --------
               Total Financials                                                                                  997
                                                                                                            --------
               Total Collateralized Mortgage Obligations (cost: $1,013)                                          997
                                                                                                            --------
               COMMERCIAL MORTGAGE SECURITIES (5.8%)

               FINANCIALS (5.8%)
               -----------------
               COMMERCIAL MORTGAGE-BACKED SECURITIES (5.8%)
         400   Banc of America Commercial Mortgage, Inc.                     5.95           7/10/2044            395
         100   Banc of America Commercial Mortgage, Inc.                     5.42          10/10/2045            100
         800   Banc of America Commercial Mortgage, Inc.                     6.27           2/10/2051            804
       1,200   Bear Stearns Commercial Mortgage Securities, Inc.(a)          5.66           9/11/2041          1,164
          25   Citigroup Commercial Mortgage Trust                           5.91           3/15/2049             25
          50   Citigroup Commercial Mortgage Trust                           7.37          12/10/2049             37
       1,150   Commercial Mortgage Trust                                     5.38          12/10/2046          1,118
         850   Credit Suisse Commercial Mortgage
                 Pass-Through Trust                                          0.62           2/15/2040            811
       3,250   CSAIL Commercial Mortgage Trust                               1.98           1/15/2049            402
         830   FREMF Mortgage Trust(a)                                       3.56           8/25/2045            844

================================================================================

24  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                     MARKET
AMOUNT                                                                      COUPON                             VALUE
(000)          SECURITY                                                      RATE           MATURITY           (000)
--------------------------------------------------------------------------------------------------------------------
$      1,100   GE Capital Commercial Mortgage Corp.                          5.43%         11/10/2045       $  1,030
         800   GE Capital Commercial Mortgage Corp.                          5.61          12/10/2049            780
         194   GMAC Commercial Mortgage Securities, Inc.                     4.97          12/10/2041            196
       1,000   J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                            5.98           4/17/2045            753
       1,200   J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                            5.37           5/15/2047          1,196
          44   LB-UBS Commercial Mortgage Trust                              5.28           2/15/2041             44
         800   Merrill Lynch Mortgage Trust                                  5.83           6/12/2050            785
         146   Morgan Stanley Capital I Trust                                5.20          11/14/2042            146
         100   Morgan Stanley Capital I Trust                                5.42           3/12/2044             96
         444   Morgan Stanley Capital I Trust                                5.42           3/12/2044            443
         117   Wachovia Bank Commercial Mortgage Trust                       5.84           5/15/2043            117
                                                                                                            --------
                                                                                                              11,286
                                                                                                            --------
               Total Financials                                                                               11,286
                                                                                                            --------
               Total Commercial Mortgage Securities (cost: $11,734)                                           11,286
                                                                                                            --------
               U.S. GOVERNMENT AGENCY ISSUES (5.7%)(I)

               COMMERCIAL MORTGAGE-BACKED SECURITIES (1.4%)
         500   Fannie Mae(+)                                                 2.15           1/25/2023            499
       1,100   Freddie Mac(+)                                                3.33           5/25/2025          1,189
       1,000   Freddie Mac(+)                                                3.51           4/25/2030          1,072
                                                                                                            --------
                                                                                                               2,760
                                                                                                            --------
               MORTGAGE-BACKED PASS-THROUGH SECURITIES (4.3%)
       1,996   Freddie Mac(+)                                                3.00           4/01/2046          2,045
       6,085   Freddie Mac(+)                                                3.50           4/01/2046          6,369
                                                                                                            --------
                                                                                                               8,414
                                                                                                            --------
               Total U.S. Government Agency Issues (cost: $11,094)                                            11,174
                                                                                                            --------
               U.S. TREASURY SECURITIES (17.4%)

               BONDS (9.0%)
       8,700   3.13%, 8/15/2044                                                                                9,603
       4,000   3.17%, 8/15/2044 (STRIPS Principal)(j)                                                          1,860
       2,285   3.00%, 11/15/2044                                                                               2,462
         300   2.50%, 2/15/2045                                                                                  292
       3,000   3.00%, 5/15/2045                                                                                3,230
                                                                                                            --------
                                                                                                              17,447
                                                                                                            --------
               NOTES (8.4%)
       1,500   1.13%, 2/28/2021(k)                                                                             1,484
         618   2.00%, 2/15/2023                                                                                  633
       1,800   1.63%, 4/30/2023                                                                                1,797

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                     MARKET
AMOUNT                                                                                                         VALUE
(000)          SECURITY                                                                                        (000)
--------------------------------------------------------------------------------------------------------------------
$      1,500   2.50%, 5/15/2024                                                                             $  1,587
       1,500   2.38%, 8/15/2024                                                                                1,572
         800   2.25%, 11/15/2024                                                                                 830
       6,200   2.25%, 11/15/2025(k)                                                                            6,425
       2,000   1.63%, 2/15/2026                                                                                1,960
                                                                                                            --------
                                                                                                              16,288
                                                                                                            --------
               Total U.S. Treasury Securities (cost: $31,863)                                                 33,735
                                                                                                            --------
               Total Bonds (cost: $85,663)                                                                    83,093
                                                                                                            --------

--------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------------------
               MONEY MARKET INSTRUMENTS (3.4%)

               MONEY MARKET FUNDS (3.4%)
   6,680,546   State Street Institutional Liquid Reserves Fund Premier Class,
                 0.45% (b),(l) (cost: $6,680)                                                                  6,680
                                                                                                            --------

               TOTAL INVESTMENTS (COST: $195,139)                                                           $192,814
                                                                                                            ========

--------------------------------------------------------------------------------------------------------------------
                                                                                                          UNREALIZED
NUMBER OF                                                                          CONTRACT            APPRECIATION/
CONTRACTS                                                        EXPIRATION          VALUE            (DEPRECIATION)
LONG/(SHORT)                                                       DATE              (000)                     (000)
--------------------------------------------------------------------------------------------------------------------
               FUTURES (2.4%)
          23   5YR U.S. Treasury Note                             9/30/2016          $2,763                 $      1
          11   E-mini S&P 500                                     6/17/2016           1,152                       18
           2   E-mini S&P Midcap 400                              6/17/2016             298                        8
          10   Mini MSCI Emerging Markets Index                   6/17/2016             403                      (10)
                                                                                     ------                 --------

               TOTAL FUTURES                                                         $4,616                 $     17
                                                                                     ======                 ========

================================================================================

26  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                           VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------------------
ASSETS                                            LEVEL 1              LEVEL 2             LEVEL 3             TOTAL
--------------------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                                  $ 21,448              $     -                $  -          $ 21,448
  Preferred Stocks                                      -                4,206                   -             4,206
  Exchange-Traded Funds                            13,326                    -                   -            13,326
  Fixed-Income Exchange-Traded Funds               25,690                    -                   -            25,690
International Equity Securities:
  Common Stocks                                     1,046                    -                   -             1,046
  Exchange-Traded Funds                            31,698                    -                   -            31,698
  Fixed-Income Exchange-Traded Funds                2,139                    -                   -             2,139
Precious Metals and Commodity-
Related Securities:
  Common Stock                                          -                    -                  18                18
  Exchange-Traded Funds                             1,346                    -                   -             1,346

Global Real Estate Equity Securities:
  Common Stocks                                       657                    -                   -               657
  Preferred Stocks                                      -                  201                   -               201
  Exchange-Traded Funds                             1,266                    -                   -             1,266

Bonds:
  Corporate Obligations                                 -               21,425                 530            21,955
  Convertible Securities                                -                  739                   -               739
  Eurodollar and Yankee Obligations                     -                3,207                   -             3,207
  Collateralized Mortgage Obligations                   -                  997                   -               997
  Commercial Mortgage Securities                        -               11,286                   -            11,286
  U.S. Government Agency Issues                         -               11,174                   -            11,174
  U.S. Treasury Securities                         31,875                1,860                   -            33,735

Money Market Instruments:
  Money Market Funds                                6,680                    -                   -             6,680

Futures(1)                                             27                    -                   -                27
--------------------------------------------------------------------------------------------------------------------
Total                                            $137,198              $55,095                $548          $192,841
--------------------------------------------------------------------------------------------------------------------

LIABILITIES                                       LEVEL 1              LEVEL 2             LEVEL 3             TOTAL
--------------------------------------------------------------------------------------------------------------------
Futures(1)                                       $    (10)             $     -                $  -          $    (10)
--------------------------------------------------------------------------------------------------------------------
Total                                            $    (10)             $     -                $  -          $    (10)
--------------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-----------------------------------------------------------------------------------------------------------
                                 RECONCILIATION OF LEVEL 3 INVESTMENTS
-----------------------------------------------------------------------------------------------------------
                                                             COMMON STOCKS            CORPORATE OBLIGATIONS
-----------------------------------------------------------------------------------------------------------
Balance as of May 31, 2015                                          $    -                            $ 519
Purchases                                                            1,469                              637
Sales                                                                 (620)                            (675)
Transfers into Level 3                                                   -                                -
Transfers out of Level 3                                                 -                                -
Net realized gain (loss) on investments                                  -                                -
Change in net unrealized appreciation/(depreciation)
   of investments                                                     (831)                              49
-----------------------------------------------------------------------------------------------------------
Balance as of May 31, 2016                                          $   18                            $ 530
-----------------------------------------------------------------------------------------------------------

For the period of June 1, 2015, through May 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

28  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

MAY 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets.
    Investments in foreign securities were 20.5% of net assets at May 31, 2016.

    The Fund may rely on certain Securities and Exchange Commission (SEC)
    exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-
    denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of
    U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the
    U.S. capital markets.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities.
    CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

    final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-
    backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool.
    The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans.
    The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR     American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in
            U.S. dollars.
    REIT    Real estate investment trust
    STRIPS  Separate trading of registered interest and principal of securities

o   SPECIFIC NOTES

    (a)   Restricted security that is not registered under the Securities Act of
          1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by
          Rule 144A, and as such has been deemed liquid by USAA Asset

================================================================================

30  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

          Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b)   The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2016.

    (c)   Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at May 31, 2016, was $18,000, which represented less than 0.1% of the
          Fund's net assets.

    (d)   Security was fair valued at May 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $548,000, which represented 0.3% of the Fund's net assets.

    (e)   At May 31, 2016, the issuer was in default with respect to interest and/or principal payments.

    (f    Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May
          31, 2016.

    (g)   Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (h)   Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (i)   U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the
          Government National Mortgage Association (GNMA or Ginnie Mae) and
          certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage
          Corporation or FHLMC) and Fannie Mae (Federal National Mortgage
          Association or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

          discretionary authority of the U.S. government to purchase the GSEs'
          obligations, or only by the credit of the issuing agency,
          instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed
          Fannie Mae and Freddie Mac under conservatorship and appointed the
          Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie
          Mac.

    (j)   Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (k)   Securities with a value of $702,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (l)   Rate represents the money market fund annualized seven-day yield at
          May 31, 2016.

      *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

32  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $195,139)                              $192,814
   Cash                                                                                             46
   Cash denominated in foreign currencies (identified cost of $7)                                    7
   Receivables:
       Capital shares sold                                                                         204
       USAA Asset Management Company (Note 5C)                                                      83
       USAA Transfer Agency Company (Note 5D)                                                        2
       Dividends and interest                                                                      634
       Securities sold                                                                           1,855
   Variation margin on futures contracts                                                            18
                                                                                              --------
           Total assets                                                                        195,663
                                                                                              --------
LIABILITIES
   Payables:
       Securities purchased                                                                        914
       Capital shares redeemed                                                                     208
   Accrued management fees                                                                          82
   Accrued transfer agent's fees                                                                    13
   Other accrued expenses and payables                                                              70
                                                                                              --------
           Total liabilities                                                                     1,287
                                                                                              --------
               Net assets applicable to capital shares outstanding                            $194,376
                                                                                              ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $198,146
   Accumulated undistributed net investment income                                                 539
   Accumulated net realized loss on investments, options,
       and futures transactions                                                                 (2,001)
   Net unrealized depreciation of investments and futures contracts                             (2,308)
                                                                                              --------
               Net assets applicable to capital shares outstanding                            $194,376
                                                                                              ========
   Capital shares outstanding, unlimited number of shares
       authorized, no par value                                                                 18,213
                                                                                              ========
   Net asset value, redemption price, and offering price per share                            $  10.67
                                                                                              ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $7)                                            $  2,530
   Interest                                                                                      4,260
                                                                                              --------
       Total income                                                                              6,790
                                                                                              --------
EXPENSES
   Management fees                                                                                 981
   Administration and servicing fees                                                               294
   Transfer agent's fees                                                                           475
   Custody and accounting fees                                                                     171
   Postage                                                                                          25
   Shareholder reporting fees                                                                       27
   Trustees' fees                                                                                   28
   Registration fees                                                                                40
   Professional fees                                                                                83
   Other                                                                                            10
                                                                                              --------
            Total expenses                                                                       2,134
   Expenses reimbursed                                                                            (369)
                                                                                              --------
            Net expenses                                                                         1,765
                                                                                              --------
NET INVESTMENT INCOME                                                                            5,025
                                                                                              --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Unaffiliated transactions                                                                  (830)
       Affiliated transactions (Note 7)                                                             (6)
       Long-term capital gain distributions from other investment companies                         74
       Options                                                                                       5
       Futures transactions                                                                        (11)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                             (11,845)
       Options                                                                                      28
       Futures contracts                                                                            17
                                                                                              --------
            Net realized and unrealized loss                                                   (12,568)
                                                                                              --------
   Decrease in net assets resulting from operations                                           $ (7,543)
                                                                                              ========

See accompanying notes to financial statements.

================================================================================

34  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

------------------------------------------------------------------------------------------------------------
                                                                                 2016                   2015
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                     $  5,025               $  4,486
   Net realized gain (loss) on investments                                       (836)                 1,958
   Net realized gain on long-term capital gain
       distributions from other investment companies                               74                     50
   Net realized loss on foreign currency transactions                               -                     (1)
   Net realized gain (loss) on options                                              5                   (240)
   Net realized loss on futures transactions                                      (11)                     -
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                            (11,845)                (1,560)
       Options                                                                     28                    194
       Futures contracts                                                           17                      -
                                                                             -------------------------------
   Increase (decrease) in net assets resulting from operations                 (7,543)                 4,887
                                                                             -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                       (4,749)                (4,334)
   Net realized gains                                                          (1,578)                (1,824)
                                                                             -------------------------------
       Distributions to shareholders                                           (6,327)                (6,158)
                                                                             -------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                   55,158                 80,876
   Reinvested dividends                                                         5,677                  5,311
   Cost of shares redeemed                                                    (57,124)               (48,123)
                                                                             -------------------------------
       Increase in net assets from capital share transactions                   3,711                 38,064
                                                                             -------------------------------
   Net increase (decrease) in net assets                                      (10,159)                36,793

NET ASSETS
   Beginning of year                                                          204,535                167,742
                                                                             -------------------------------
   End of year                                                               $194,376               $204,535
                                                                             ===============================
Accumulated undistributed net investment income:
   End of year                                                               $    539               $    248
                                                                             ===============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                  5,154                  7,082
   Shares issued for dividends reinvested                                         533                    467
   Shares redeemed                                                             (5,377)                (4,210)
                                                                             -------------------------------
       Increase in shares outstanding                                             310                  3,339
                                                                             ===============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Fund qualifies as a registered investment company under
Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Cornerstone Moderately Conservative Fund
(the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek current income with a secondary focus on capital appreciation.

A.  SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
    established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA

================================================================================

36  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the
    New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain equity securities traded in inactive markets generally are categorized in
        Level 2 of the fair value hierarchy.

    2.  Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Committee will consider such

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

        available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on events that occur on a fairly regular basis (such as U.S.
        market movements) are significant and are categorized in Level 2 of the fair value hierarchy.

    3.  Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4.  Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board.
        The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type;
        indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in
        Level 3.

    6.  Repurchase agreements are valued at cost.

    7.  Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any

================================================================================

38  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

        transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9.  Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    10  In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B   FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted)
    in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the
    Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C.  DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet

================================================================================

40  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2016, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses.
    When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

     OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period.
     Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's Statement of
    Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or
    ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of

================================================================================

42  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2016*
    (IN THOUSANDS)

                                     ASSET DERIVATIVES                        LIABILITY DERIVATIVES
-------------------------------------------------------------------------------------------------------
                            STATEMENT OF                                 STATEMENT OF
DERIVATIVES NOT             ASSETS AND                                   ASSETS AND
ACCOUNTED FOR AS            LIABILITIES                                  LIABILITIES
HEDGING INSTRUMENTS         LOCATION                 FAIR VALUE          LOCATION            FAIR VALUE
-------------------------------------------------------------------------------------------------------
Interest rate               Net unrealized             $ 1**                   -                $ -
contracts                   depreciation of
                            investments and
                            futures contracts
-------------------------------------------------------------------------------------------------------
Equity contracts            Net unrealized              26**                   -                 10**
                            depreciation of
                            investments and
                            futures contracts
-------------------------------------------------------------------------------------------------------
Total                                                  $27                                      $10
-------------------------------------------------------------------------------------------------------

    * For open derivative instruments as of May 31, 2016, see the Portfolio of
      Investments, which also is indicative of activity for the year ended
      May 31, 2016.
   ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE
    YEAR ENDED MAY 31, 2016
    (IN THOUSANDS)

                                                                                        CHANGE IN
                                                                                        UNREALIZED
DERIVATIVES NOT                                                   REALIZED GAIN         APPRECIATION/
ACCOUNTED FOR AS         STATEMENT OF                             (LOSS) ON             (DEPRECIATION)
HEDGING INSTRUMENTS      OPERATIONS LOCATION                      DERIVATIVES           ON DERIVATIVES
------------------------------------------------------------------------------------------------------
Interest rate            Net realized gain (loss)                      $ 16                  $ 1
contracts                on Futures transactions /
                         Change in net unrealized
                         appreciation/(depreciation)
                         of Futures contracts
------------------------------------------------------------------------------------------------------
Equity contracts         Net realized gain (loss) on                    (22)                  44
                         Options and Futures transactions /
                         Change in net unrealized appreciation/
                         (depreciation) of Options and
                         Futures contracts
------------------------------------------------------------------------------------------------------
Total                                                                  $ (6)                 $45
------------------------------------------------------------------------------------------------------

D.  FEDERAL TAXES - The Fund's policy is to comply with the requirements of the
    Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E.  INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis.
    Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

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44  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

F.  FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery
    and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    fluctuation, and may increase or decrease in value prior to their delivery.
    The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

H.  EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May
    31, 2016, there were no custodian and other bank credits.

I.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The
    Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to

================================================================================

46  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate
(LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended May 31, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.3% of the total fees paid to CAPCO by the USAA Funds. The
Fund had no borrowings under this agreement during the year ended May 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.
generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, defaulted bond, non-REIT return of capital dividend, distributions, grantor trusts expense, and hybrid interest accrual adjustments resulted in reclassifications to the
Statement of Assets and Liabilities to increase accumulated undistributed net investment income and accumulated net realized loss on investments by $15,000.
These reclassifications had no effect on net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

The tax character of distributions paid during the years ended May 31, 2016, and
2015, was as follows:

                                                   2016                  2015
                                               ---------------------------------
Ordinary income*                               $4,749,000             $5,063,000
Long-term realized capital gain                 1,578,000              1,095,000
                                               ----------             ----------
     Total distributions paid                  $6,327,000             $6,158,000
                                               ==========             ==========

As of May 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                           603,000
Accumulated capital and other losses                                  (2,140,000)
Unrealized depreciation of investments                                (2,169,000)

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales and partnership basis adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended May 31, 2016, the Fund deferred to June 1, 2016, post October capital losses of $2,140,000.

For the year ended May 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the
Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

48  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2016, were $138,671,000 and
$129,824,000, respectively.

As of May 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $194,972,000.

Gross unrealized appreciation and depreciation of investments as of May 31,
2016, for federal income tax purposes, were $7,629,000 and $9,787,000, respectively, resulting in net unrealized depreciation of $2,158,000.

For the year ended May 31, 2016, transactions in written call and put options*
were as follows:

                                                                                   PREMIUMS
                                                             NUMBER OF             RECEIVED
                                                             CONTRACTS              (000's)
                                                             ------------------------------
Outstanding at May 31, 2015                                         28                 $ 54
Options written                                                      -                    -
Options terminated in closing purchase transactions                (14)                 (34)
Options expired                                                    (14)                 (20)
                                                             ------------------------------
Outstanding at May 31, 2016                                          -                 $  -
                                                             ==============================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES - The Manager provides investment management services to the
    Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The
    Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended May 31,
    2016, the Fund had no subadviser(s).

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    For the year ended May 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $981,000.

B.  ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the
    Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2016, the Fund incurred administration and servicing fees, paid or payable to the
    Manager, of $294,000.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2016, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C.  EXPENSE LIMITATION - The Manager agreed, through October 1, 2016, to limit the total annual operating expenses of the Fund to 0.90% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2016, without approval of the
    Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2016, the Fund incurred reimbursable expenses of $369,000, of which $83,000 was receivable from the Manager.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder
    Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2016, the Fund incurred transfer agent's fees, paid or

================================================================================

50  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    payable to SAS, of $475,000. At May 31, 2016, the Fund recorded a receivable of $2,000 for SAS adjustments to income distributions and capital gains payable.

E.  UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2016,
USAA and its affiliates owned 1,756,000 shares, which represents 9.6% of the
Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                                  NET REALIZED
                                                                 COST TO               LOSS
SELLER                               PURCHASER                  PURCHASER           TO SELLER
-----------------------------------------------------------------------------------------------
Cornerstone Moderately          Short-Term Bond                $3,273,000           $ (2,000)
  Conservative
Cornerstone Moderately          Total Return Strategy               6,000             (4,000)
  Conservative
Managed Allocation              Cornerstone Moderately
                                  Conservative                    295,000            (71,000)

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                                            PERIOD ENDED
                                                                       YEAR ENDED MAY 31,                      MAY 31,
                                                        -----------------------------------------------------------------
                                                            2016              2015              2014              2013***
                                                        -----------------------------------------------------------------
Net asset value at beginning of period                  $  11.42          $  11.52          $  11.05           $ 10.00
                                                        --------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                      .28               .26               .25               .28(a)
  Net realized and unrealized gain (loss)                   (.68)              .03               .61               .99(a)
                                                        --------------------------------------------------------------
Total from investment operations                            (.40)              .29               .86              1.27(a)
                                                        --------------------------------------------------------------
Less distributions from:
  Net investment income                                     (.26)             (.27)             (.26)             (.22)
  Realized capital gains                                    (.09)             (.12)             (.13)                -
                                                        --------------------------------------------------------------
Total distributions                                         (.35)             (.39)             (.39)             (.22)
                                                        --------------------------------------------------------------
Net asset value at end of period                        $  10.67          $  11.42          $  11.52           $ 11.05
                                                        ==============================================================
Total return (%)*                                          (3.50)             2.58              8.00             12.81
Net assets at end of period (000)                       $194,376          $204,535          $167,742           $99,683
Ratios to average net assets:**
  Expenses (%)(b)                                            .90               .90               .90               .90(c)
  Expenses, excluding reimbursements (%)(b)                 1.09              1.05              1.08              1.25(c)
  Net investment income (%)                                 2.56              2.43              2.40              2.56(c)
Portfolio turnover (%)                                        70(d)             37                36                59

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $196,050,000.
*** Fund commenced operations on June 8, 2012.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                               -                 -              (.00%)(+)         (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects overall increase in purchases and sales of securities.

================================================================================

52  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2015, through May
31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical"
is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                          EXPENSES PAID
                                            BEGINNING                ENDING               DURING PERIOD*
                                          ACCOUNT VALUE           ACCOUNT VALUE          DECEMBER 1, 2015 -
                                         DECEMBER 1, 2015         MAY 31, 2016            MAY 31, 2016
                                         ------------------------------------------------------------------
Actual                                       $1,000.00              $1,009.20                  $4.52

Hypothetical
  (5% return before expenses)                 1,000.00               1,020.50                   4.55

*Expenses are equal to the Fund's annualized expense ratio of 0.90%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.92% for the six-month period of December
 1, 2015, through May 31, 2016.

================================================================================

54  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

ADVISORY AGREEMENT(S)

MAY 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the
Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent
Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the
Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the
Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the
Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The
Board considered the fees paid to the Manager and the services provided to the
Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the
Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment

================================================================================

56  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The
Board also reviewed the compliance and administrative services provided to the
Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with front-end sales loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load and retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted
that the Fund's management fee rate - which includes advisory and administrative services as well as any fee waivers or reimbursements - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee. The Board also took into account the Manager's undertaking to maintain expense limitations for the
Fund. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the
"performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its
Lipper index for the one- and three-year periods ended December 31, 2015. The
Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one- and three-year periods ended
December 31, 2015. The Board took into account management's discussion of the
Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the
Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund.
In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the
Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager,

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58  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The
Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the
Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the
USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates.
Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an
Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the Funds' Trustees, you may call (800)
531-USAA (8722) or (210) 531-8722 to request a free copy of the Funds' statement of additional information (SAI).

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60  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present);
Director of USAA Asset Management Company (AMCO) (12/11-present); Director of
USAA Investment Management Company (IMCO) (10/09-present); President, IMCO
(10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA
Shareholder Account Services (SAS) (10/09-present); Senior Vice President of
USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present);
Director of FPS (12/13-present); President and Director of USAA Investment
Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research
Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds.
Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an
investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and
Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley
brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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62  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since
10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of
Business at Rice University (07/13-present); Associate Professor of Finance at
Jesse H. Jones Graduate School of Business at Rice University (07/01-present);
Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate
School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the
Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1)   Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company
         Act of 1940.
   (2)   Member of Executive Committee.
   (3)   Member of Audit and Compliance Committee.
   (4)   Member of Product Management and Distribution Committee.
   (5)   Member of Corporate Governance Committee.
   (6)   Member of Investments Committee.
   (7)   The address for all non-interested trustees is that of the USAA Funds,
         P.O. Box 659430, San Antonio, TX 78265-9430.
   (8)   Dr. Ostdiek has been designated as an Audit and Compliance Committee
         Financial Expert by the Funds' Board.
   (9)   Ms. Hawley has been designated as an Audit and Compliance Committee
         Financial Expert by the Funds' Board.
   (+)   Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

64  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment
Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio
Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President,
Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice
President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG
General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel
(11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13);
Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO,
SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA
(11/14-present); Executive Director, Lead Securities Attorney, FASG General
Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr.
Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA
(12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO,
(04/12-present); Director, Tax, USAA (11/09-04/12).

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66  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA
(04/13-present); Director, Institutional Asset Management Compliance, AMCO
(03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO
(06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment
       Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional
Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at
USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

      USAA                                                        --------------
      9800 Fredericksburg Road                                      PRSRT STD
      San Antonio, TX 78288                                        U.S. Postage
                                                                       PAID
                                                                       USAA
                                                                  --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   97447-0716                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                                     [GRAPHIC OF USAA CORNERSTONE MODERATE FUND]

 ============================================================

          ANNUAL REPORT
          USAA CORNERSTONE MODERATE FUND
          MAY 31, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AN INVESTMENT PLAN CAN KEEP US FROM MAKING
HASTY PORTFOLIO DECISIONS BASED ON MARKET           [PHOTO OF BROOKS ENGLEHARDT]
TURMOIL, WHILE GIVING US FLEXIBILITY TO TAKE
ADVANTAGE OF ATTRACTIVE OPPORTUNITIES WHEN
THEY ARISE."

--------------------------------------------------------------------------------

JULY 2016

Global equity markets were volatile during the reporting period ended May 31,
2016. Concerns about the global economy--especially worries about China's growth and the potential "Brexit"--fueled the turmoil. Global stocks sold off in August to September 2015 and then again during the first six weeks of 2016. Both declines were followed by strong rallies. By the end of the reporting period, the broad U.S. stock market had generated a modest gain, but non-U.S. stocks stayed in negative territory.

U.S. stocks were able to recover their losses, in our opinion, because the U.S.
economy continued to grow (albeit slowly) and U.S. employers continued to add jobs. Market participants may have believed there was little chance of a recession in the near term. We remain cautious about the U.S. economic outlook at the time of this writing. Overall, in 2016, we expect the economy to continue running low and slow, with the weak 0.8% growth recorded in the first quarter of
2016 supporting this assessment.

Surprisingly, despite the disappointing economic data, investors were able to shrug off news of bad earnings during the reporting period. In the first quarter of 2016, companies comprising the S&P 500(R) Index suffered their fourth consecutive quarter of year-over-year earnings declines. Some commentators argued that the news was not that dismal if you factored out energy and metals and mining companies. At USAA Investments, we take the data as it is, not as we would prefer it to be. Indeed, we anticipate that corporate earnings will decline again in the second quarter of 2016. We also expect that revenues will continue to fall. To compensate for this, many companies have cut operating costs, reduced capital spending, and bought back their shares. However, we think they may have extracted most of what they can with these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Meanwhile, the Federal Reserve (the Fed) started raising interest rates during the reporting period, lifting the federal funds target rate by 0.25% in
December 2015. At the same time, Fed policymakers mentioned that four

================================================================================

================================================================================

interest rate increases were likely for 2016. They subsequently cut this projection to two interest rate increases, largely because of global market turmoil and weaker-than-expected U.S. economic data during the first quarter of
2016. In early June 2016, after a disappointing employment rate, investors appeared to dial back expectations further, pricing in just a single interest rate increase in 2016. At USAA Investments, we have believed for some time that
Fed policymakers are unlikely to raise interest rates rapidly because they do not want to jeopardize U.S. economic growth. We continue to believe one or two interest rate increases are likely in 2016. While there is a chance that inflation measures may turn higher, we believe those pressures are likely to be temporary.

Looking ahead, we expect market turbulence to continue. In volatile times, it can be a challenge to find investments that provide adequate compensation relative to the risk assumed. This is one reason we should all have an investment plan. An investment plan can help us stay focused on what is most important--our objectives, time horizon, and risk tolerance. An investment plan can keep us from making hasty portfolio decisions based on market turmoil, while giving us flexibility to take advantage of attractive opportunities when they arise. Time horizon is critical. After all, dramatic price movements like those seen during the reporting period can smooth into smaller dips in the long term.
If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead we will continue monitoring market conditions, global events, economic trends, Fed monetary policy, and other factors that could potentially affect your investments. We remain committed to providing you with our best advice, top-notch service, and a variety of mutual funds. At USAA Investments, we look forward to continuing to help you with your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities markets. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

   Distributions to Shareholders                                              11

   Report of Independent Registered
     Public Accounting Firm                                                   12

   Portfolio of Investments                                                   13

   Notes to Portfolio of Investments                                          36

   Financial Statements                                                       41

   Notes to Financial Statements                                              44

EXPENSE EXAMPLE                                                               61

ADVISORY AGREEMENT(S)                                                         63

TRUSTEES' AND OFFICERS' INFORMATION                                           69

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

207236-0716

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE MODERATE FUND (THE FUND) SEEKS HIGH TOTAL RETURN.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, money market instruments and other instruments. The Fund will have a target asset class allocation of approximately
50% equity securities and 50% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in securities issued by domestic or foreign companies. The Fund also may invest in fixed-income securities that are investment grade and below investment grade.

The Fund also may use alternative investment strategies, such as investments in real estate investment trusts and precious metals and minerals companies, and other instruments, including futures and options, from time to time, in an attempt to reduce the Fund's volatility over time and enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                                      ARNOLD J. ESPE, CFA
    WASIF A. LATIF                                           DAN DENBOW, CFA
    LANCE HUMPHREY, CFA*

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The prospect of slowing global growth, together with volatile energy prices and uncertainty about Federal Reserve (the Fed) policy, acted as a headwind to most segments of the financial markets during the reporting period ended
    May 31, 2016.

    Global equities generally lost ground during the reporting period. While large-cap U.S. equities produced a modest gain, U.S. small-cap stocks, developed-market stocks, and the emerging markets all closed at a loss.
    Two large selloffs--the first in August to September 2015, the second in
    January 2016--accounted for the majority of the losses, offsetting positive returns during the rest of the reporting period.

    The first downturn largely stemmed from investors' expectation that the Fed was set to move off of its long-standing policy of zero interest rates at its September 2015 meeting. The Fed in fact held interest rates steady in
    September 2015, a positive surprise that fueled a short-lived recovery in financial assets. The Fed ultimately raised the federal funds target rate by a quarter point in December 2015, its first increase in more than nine years. Although this move was well-anticipated by the markets--meaning that it had only a limited short-term impact on stock prices--it nonetheless raised fears that the Fed would raise interest rates several times during
    2016. This concern, together with evidence of slowing global growth and worries about the potential effects of plunging oil prices, were the key

    *Effective March 9, 2016, Lance Humphrey began co-managing the Fund.

================================================================================

2  | USAA CORNERSTONE MODERATE FUND

================================================================================

    factors in the selloff that occurred at the beginning of the new year.
    Despite this rough start, the markets quickly reversed course in mid-
    February 2016 after the central banks in Europe and Japan surprised investors by announcing aggressive, growth-oriented shifts in their monetary policies. Even though stocks moved well off of their February 2016 lows in the subsequent rally, the recovery was not enough to overcome their earlier weakness.

    The slow-growth environment, while challenging for equities, was a positive for the interest-rate sensitive segments of the bond market. Intermediate-
    and longer-term U.S. Treasuries performed particularly well, as the backdrop of sluggish growth and low inflation offset the prospect of tighter Fed policy. Investment-grade corporate bonds also delivered gains.
    After producing shaky returns through most of the reporting period, corporate bonds rallied late in the reporting period. The drop in short-term interest rates to below-zero levels in Europe and Japan fueled renewed demand for higher-yielding assets. While the investment-grade market performed well for the reporting period, high-yield bonds posted a loss. The bulk of the shortfall occurred in the second half of 2015, when the asset class was pressured by elevated investor risk aversion and worries that falling commodity prices would lead to increased defaults among smaller energy and mining issuers.

o   HOW DID THE USAA CORNERSTONE MODERATE FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    For the reporting period ended May 31, 2016, the Fund had a total return of
    -4.89%. This compares to returns of 0.22% for the Russell 3000(R) Index,
    -5.42% for the MSCI All-Country World Index*, -0.46% for the Cornerstone
    Moderate Composite Index, and -0.50% for the Lipper Balanced Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *As of October 1, 2015, the MSCI All-Country World Index replaced the
    Russell 3000 Index as it more closely represents the securities held in the
    Fund.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund's equity allocation posted varied results. Within the domestic portion of the Fund, large-cap stocks gained ground but lagged the overall market due to the impact of individual stock selection. The Fund's modest weightings in mid- and small-cap stocks detracted from performance, as both asset classes finished at a loss. We have positioned the Fund in favor of large-cap over small-cap stocks, as we have found larger companies generally tend to be more attractively valued on a relative basis.

    The Fund's weighting in developed-market international stocks detracted from performance. The asset class underperformed the U.S. market by a considerable margin, reflecting the relative weakness in economic growth overseas. Still, we continue to see an opportunity in international equities due to the combination of their attractive valuations and the potential for improved corporate earnings both this year and next. The
    Fund's allocation to emerging-markets stocks also lost ground, reflecting concerns about slower growth in China, the strength of the U.S. dollar, and the slump in commodity prices. On the plus side, the Fund's small allocation to gold stocks delivered a strong, double-digit gain.

    The Fund benefited from a weighting in bonds, which provided income and positive total returns, as well as a measure of stability during a reporting period with volatility in stocks. However, the Fund experienced mixed results within its fixed-income portfolio. The bond allocation incorporates both exchange-traded funds (ETFs) and an actively managed portfolio of individual bonds. Within the ETF segment, the Fund holds two funds that provide exposure to the broader investment-grade bond and high-yield bond markets, respectively. The investment-grade fund performed well during the reporting period, but the allocation to high-yield bonds finished with a negative total return. However, we continue to see an opportunity in high-yield bonds, which we believe offers a favorable risk-reward profile in relation to equities. The actively managed portfolio of individual bonds, while producing a gain, underperformed due to security selection within its investment-grade and high-yield segments. The Fund made up for some of the shortfall through a substantial position in U.S.
    Treasuries, which provided a measure of protection against the credit risk in the corporate bond portfolio. Given that U.S. Treasuries produced strong performance during the reporting period, this aspect of the Fund's strategy contributed positively to its results.

================================================================================

4  | USAA CORNERSTONE MODERATE FUND

================================================================================

    We continue to hold a cautious view regarding the overall outlook for the financial markets. Although the investment backdrop remains generally favorable--highlighted by a growing U.S. economy, supportive central bank policies, and compelling valuations for stocks overseas--the potential for negative surprises is high. China's growth outlook, volatility in commodity prices, geopolitical headlines, and the approaching U.S. elections are all factors that could lead to unstable short-term market performance in the months ahead. Amid this uncertain outlook, our approach is to remain true to our longstanding strategy of using fundamentals and valuations to construct portfolios that can capitalize on a wide range of potential outcomes. We believe this steady approach is appropriate at a time in which risks and opportunities appear to be in equal balance.

    Thank you for allowing us to help you manage your investments.

    Asset Allocation funds may be invested in, among other things: (1)
    exchange-traded funds; (2) futures, options, and other derivatives; (3)
    non-investment-grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments;
    (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATE FUND (THE FUND)
(Ticker Symbol: USBSX)

--------------------------------------------------------------------------------
                                                5/31/16               5/31/15
--------------------------------------------------------------------------------
Net Assets                                   $1.1 Billion          $1.2 Billion
Net Asset Value Per Share                       $14.01                $15.43

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                          10 YEARS
    -4.89%                           2.96%                             3.78%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/15*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT   1.23%             AFTER REIMBURSEMENT       1.09%

               (includes acquired fund fees and expenses of 0.09%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management
Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.00% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2016. If the total annual operating expense ratio is lower than 1.00%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective October 1, 2015, the investment management fee was reduced from 0.75% to 0.70% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA CORNERSTONE MODERATE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                          CORNERSTONE            LIPPER                  MSCI                 USAA
                     RUSSELL 3000           MODERATE            BALANCED              ALL-COUNTRY          CORNERSTONE
                        INDEX           COMPOSITE INDEX        FUNDS INDEX            WORLD INDEX*        MODERATE FUND
05/31/06             $10,000.00           $10,000.00            $10,000.00             $10,000.00           $10,000.00
06/30/06              10,017.70            10,009.00              9,994.02               9,995.69            10,018.00
07/31/06              10,008.31            10,097.13             10,040.67              10,063.91             9,991.00
08/31/06              10,253.15            10,297.25             10,233.77              10,324.83            10,126.00
09/30/06              10,482.67            10,408.72             10,381.29              10,445.15            10,336.00
10/31/06              10,860.01            10,645.95             10,623.14              10,836.90            10,539.00
11/30/06              11,096.31            10,862.84             10,827.78              11,143.32            10,701.00
12/31/06              11,229.20            10,934.32             10,907.86              11,391.95            10,773.00
01/31/07              11,442.93            11,015.93             11,025.49              11,505.27            10,940.00
02/28/07              11,255.22            11,063.85             10,983.41              11,444.70            10,889.00
03/31/07              11,372.37            11,160.79             11,077.65              11,674.36            10,955.00
04/30/07              11,826.66            11,423.46             11,396.26              12,191.31            11,232.00
05/31/07              12,257.65            11,567.97             11,641.13              12,554.89            11,428.00
06/30/07              12,028.09            11,493.93             11,532.36              12,518.01            11,315.00
07/31/07              11,617.89            11,399.89             11,335.77              12,326.86            11,059.00
08/31/07              11,784.66            11,475.97             11,427.41              12,292.75            11,161.00
09/30/07              12,214.30            11,799.89             11,750.25              12,952.66            11,428.00
10/31/07              12,438.36            12,046.24             11,956.88              13,457.97            11,627.00
11/30/07              11,878.40            11,852.85             11,676.56              12,862.95            11,267.00
12/31/07              11,806.52            11,813.96             11,619.84              12,720.56            11,172.00
01/31/08              11,090.91            11,473.35             11,235.70              11,678.68            10,829.00
02/29/08              10,746.43            11,449.64             11,089.52              11,711.65            10,627.00
03/31/08              10,682.76            11,395.67             11,004.77              11,539.87            10,497.00
04/30/08              11,216.99            11,704.57             11,369.61              12,183.58            10,780.00
05/31/08              11,446.79            11,781.71             11,495.21              12,374.08            10,992.00
06/30/08              10,502.19            11,299.14             10,887.47              11,358.00            10,375.00
07/31/08              10,418.43            11,174.54             10,749.59              11,063.05            10,193.00
08/31/08              10,580.24            11,169.39             10,790.46              10,824.60            10,224.00
09/30/08               9,585.44            10,429.94              9,975.23               9,471.73             9,347.00
10/31/08               7,885.37             9,216.93              8,696.77               7,594.90             7,937.00
11/30/08               7,262.90             8,995.67              8,300.58               7,095.94             7,411.00
12/31/08               7,401.85             9,320.95              8,578.33               7,353.12             7,546.00
01/31/09               6,780.68             8,899.57              8,181.24               6,724.88             7,111.00
02/28/09               6,070.37             8,430.30              7,652.05               6,066.43             6,522.00
03/31/09               6,602.10             8,838.99              8,077.64               6,566.13             6,858.00
04/30/09               7,296.86             9,416.76              8,634.04               7,341.23             7,454.00
05/31/09               7,686.20             9,875.06              9,067.20               8,072.70             8,221.00
06/30/09               7,712.39             9,899.36              9,088.86               8,027.44             8,430.00
07/31/09               8,312.69            10,409.09              9,634.95               8,734.08             8,901.00
08/31/09               8,609.71            10,669.94              9,892.79               9,046.45             9,240.00
09/30/09               8,970.43            10,984.18             10,209.12               9,461.45             9,736.00
10/31/09               8,739.71            10,908.19             10,089.75               9,315.27             9,761.00
11/30/09               9,236.33            11,222.12             10,465.36               9,698.38            10,053.00
12/31/09               9,499.54            11,301.68             10,581.58               9,899.22            10,265.00
01/31/10               9,157.11            11,158.16             10,400.61               9,471.41            10,206.00
02/28/10               9,467.55            11,295.50             10,585.60               9,592.06            10,391.00
03/31/10              10,064.26            11,666.52             10,988.19              10,209.14            10,786.00
04/30/10              10,281.45            11,799.77             11,123.06              10,226.32            10,973.00
05/31/10               9,469.25            11,297.96             10,554.30               9,247.85            10,421.00
06/30/10               8,924.88            11,166.98             10,300.51               8,971.63            10,157.00
07/31/10               9,544.46            11,671.40             10,800.22               9,701.63            10,620.00
08/31/10               9,095.18            11,519.53             10,567.94               9,362.48            10,423.00
09/30/10               9,953.92            12,088.75             11,166.98              10,258.15            11,018.00
10/31/10              10,342.89            12,347.99             11,450.45              10,628.87            11,303.00
11/30/10              10,402.59            12,239.16             11,389.34              10,392.39            11,251.00
12/31/10              11,107.78            12,638.07             11,840.82              11,153.42            11,652.00
01/31/11              11,350.39            12,758.78             12,006.92              11,328.45            11,843.00
02/28/11              11,763.64            12,979.50             12,275.18              11,658.32            12,157.00
03/31/11              11,816.70            13,002.16             12,302.12              11,646.68            12,254.00
04/30/11              12,168.42            13,330.07             12,629.72              12,123.17            12,596.00
05/31/11              12,029.58            13,287.19             12,546.34              11,862.58            12,526.00
06/30/11              11,813.54            13,148.46             12,393.32              11,675.66            12,367.00
07/31/11              11,543.01            13,137.90             12,298.53              11,485.61            12,190.00
08/31/11              10,850.48            12,753.92             11,835.11              10,646.57            11,554.00
09/30/11              10,008.53            12,178.36             11,200.77               9,641.39            10,912.00
10/31/11              11,160.44            12,883.11             11,980.17              10,674.40            11,552.00
11/30/11              11,130.28            12,719.88             11,891.65              10,354.87            11,481.00
12/31/11              11,221.76            12,793.52             11,928.41              10,333.95            11,506.00
01/31/12              11,788.04            13,229.60             12,375.64              10,934.83            11,865.00
02/29/12              12,286.71            13,555.38             12,730.32              11,485.00            12,189.00
03/31/12              12,665.72            13,612.34             12,867.92              11,561.36            12,300.00
04/30/12              12,582.65            13,623.28             12,855.95              11,429.07            12,273.00
05/31/12              11,804.80            13,107.21             12,300.57              10,404.37            11,812.00
06/30/12              12,267.14            13,426.25             12,613.14              10,918.23            12,064.00
07/31/12              12,388.65            13,608.48             12,764.97              11,067.69            12,192.00
08/31/12              12,697.84            13,779.33             12,965.65              11,308.34            12,383.00
09/30/12              13,031.29            14,002.97             13,191.73              11,664.51            12,599.00
10/31/12              12,806.52            13,956.17             13,125.51              11,586.76            12,645.00
11/30/12              12,905.69            14,049.27             13,218.22              11,734.93            12,710.00
12/31/12              13,063.85            14,195.39             13,353.00              12,000.73            12,870.00
01/31/13              13,780.67            14,504.48             13,733.22              12,553.59            13,176.00
02/28/13              13,963.30            14,563.42             13,802.82              12,551.64            13,185.00
03/31/13              14,510.48            14,751.11             14,073.62              12,781.13            13,355.00
04/30/13              14,748.00            15,007.21             14,271.28              13,146.25            13,569.00
05/31/13              15,095.91            14,908.64             14,321.47              13,110.19            13,495.00
06/30/13              14,900.11            14,592.76             14,089.26              12,726.99            13,158.00
07/31/13              15,716.76            14,972.76             14,559.51              13,336.27            13,495.00
08/31/13              15,278.01            14,767.31             14,305.01              13,058.41            13,326.00
09/30/13              15,845.99            15,195.26             14,735.02              13,732.90            13,609.00
10/31/13              16,519.09            15,563.67             15,131.65              14,284.86            13,977.00
11/30/13              16,998.49            15,663.59             15,346.05              14,487.16            14,062.00
12/31/13              17,446.96            15,782.82             15,541.88              14,737.09            14,186.00
01/31/14              16,895.74            15,618.06             15,307.62              14,147.60            14,014.00
02/28/14              17,697.21            16,054.29             15,790.54              14,831.04            14,404.00
03/31/14              17,791.14            16,080.21             15,824.49              14,896.98            14,465.00
04/30/14              17,812.74            16,194.21             15,886.39              15,038.79            14,589.00
05/31/14              18,201.43            16,448.68             16,149.59              15,358.65            14,780.00
06/30/14              18,657.96            16,641.03             16,378.20              15,647.82            14,996.00
07/31/14              18,289.88            16,479.28             16,182.67              15,457.89            14,861.00
08/31/14              19,057.23            16,786.04             16,576.27              15,799.33            15,064.00
09/30/14              18,659.99            16,441.83             16,284.72              15,287.18            14,761.00
10/31/14              19,173.38            16,627.75             16,511.21              15,394.80            14,849.00
11/30/14              19,638.03            16,801.21             16,741.92              15,652.30            14,984.00
12/31/14              19,637.81            16,668.68             16,661.72              15,350.27            14,826.00
01/31/15              19,091.26            16,687.51             16,546.96              15,110.27            14,846.00
02/28/15              20,196.66            17,093.56             17,057.62              15,951.48            15,180.00
03/31/15              19,991.34            17,018.58             16,958.39              15,704.32            15,070.00
04/30/15              20,081.77            17,202.50             17,077.63              16,159.97            15,208.00
05/31/15              20,359.53            17,212.49             17,151.10              16,138.89            15,238.00
06/30/15              20,018.90            16,941.91             16,888.16              15,758.95            14,945.00
07/31/15              20,353.72            17,045.21             17,041.28              15,895.80            15,015.00
08/31/15              19,124.98            16,471.80             16,385.22              14,806.13            14,408.00
09/30/15              18,567.68            16,224.70             16,112.84              14,269.71            14,115.00
10/31/15              20,034.26            16,853.18             16,829.99              15,389.67            14,626.00
11/30/15              20,145.32            16,778.49             16,827.64              15,262.59            14,515.00
12/31/15              19,731.82            16,585.53             16,592.19              14,987.34            14,230.00
01/31/16              18,618.46            16,175.87             16,106.96              14,083.12            13,818.00
02/29/16              18,612.46            16,195.28             16,089.16              13,986.57            13,777.00
03/31/16              19,922.88            16,898.16             16,806.97              15,023.08            14,307.00
04/30/16              20,046.36            17,080.66             16,960.39              15,244.84            14,452.00
05/31/16              20,404.99            17,131.90             17,066.20              15,264.06            14,493.00

                                   [END CHART]

                    Data from 5/31/06 through 5/31/16.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes except that the Lipper Balanced Funds Index reflects the fees and expenses of the underlying funds included in the index.

*As of October 1, 2015, the MSCI All-Country World Index replaced the Russell
3000 Index as it more closely represents the securities held by the Fund.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderate Fund to the benchmarks listed below.
The Manager has developed the Cornerstone Moderate Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the
Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o  The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o  The Cornerstone Moderate Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI
   USA Investable Market Index (IMI) (29%), the MSCI ACWI ex USA IMI (19%), the
   Barclays U.S. Universal Index (48%), the Bloomberg Commodity Index Total
   Return (1%), the MSCI U.S. Real Estate Investment Trust (REIT) Index (1%),
   and the Barclays U.S. Treasury - Bills (1-3M) (2%).

o  The unmanaged Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category.

o  The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

================================================================================

8  | USAA CORNERSTONE MODERATE FUND

================================================================================

                         o TOP 10 HOLDINGS* - 5/31/16 o
                                (% of Net Assets)

iShares Core MSCI EAFE ETF** .............................................  4.9%
U.S. Treasury Bond, 3.13%, 8/15/2044 .....................................  4.6%
U.S. Treasury Bond, 3.00%, 5/15/2045 .....................................  4.2%
U.S. Treasury Note, 1.63%, 2/15/2026 .....................................  2.3%
iShares MSCI EAFE ETF** ..................................................  2.0%
iShares Core MSCI Emerging Markets ETF** .................................  2.0%
Vanguard FTSE Europe ETF** ...............................................  1.6%
iShares Core U.S. Aggregate Bond ETF** ...................................  1.5%
iShares iBoxx USD High Yield Corporate Bond ETF** ........................  1.5%
Vanguard FTSE Developed Markets ETF** ....................................  1.5%

 * Excludes money market instruments.

** The Fund may rely on certain Securities and Exchange Commission (SEC)
   exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 13-35.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                        o ASSET ALLOCATION*** - 5/31/16 o

                       [PIE CHART OF ASSET ALLOCATION***]

U.S. EQUITY SECURITIES*                                                    30.9%
INTERNATIONAL EQUITY SECURITIES*                                           22.1%
U.S. TREASURY SECURITIES                                                   14.7%
CORPORATE OBLIGATIONS                                                      12.5%
COMMERCIAL MORTGAGE SECURITIES                                              5.8%
MONEY MARKET INSTRUMENTS                                                    4.6%
U.S. GOVERNMENT AGENCY ISSUES                                               4.2%
EURODOLLAR AND YANKEE OBLIGATIONS                                           1.5%
GLOBAL REAL ESTATE EQUITY SECURITIES*                                       1.3%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                            1.3%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.3%
ASSET-BACKED SECURITIES                                                     0.2%
CONVERTIBLE SECURITIES**                                                    0.0%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

  * The Fund may rely on certain Securities and Exchange Commission (SEC)
    exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

 ** Represents less than 0.1% of the Fund.

*** Excludes futures.

================================================================================

10  | USAA CORNERSTONE MODERATE FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

The following federal tax information related to the Fund's fiscal year ended
May 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts
(or, if subsequently determined to be different, the maximum amount allowable)
for the fiscal year ended May 31, 2016:

     DIVIDEND RECEIVED               LONG-TERM
    DEDUCTION (CORPORATE           CAPITAL GAIN               QUALIFIED
      SHAREHOLDERS)(1)            DISTRIBUTIONS(2)         INTEREST INCOME
    ----------------------------------------------------------------------
          23.02%                    $20,748,000              $16,672,000
    ----------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended May 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE MODERATE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Moderate Fund (one of the
portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31,
2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
USAA Cornerstone Moderate Fund at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2016

================================================================================

12  | USAA CORNERSTONE MODERATE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2016

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES       SECURITY                                                                                           (000)
------------------------------------------------------------------------------------------------------------------------
                U.S. EQUITY SECURITIES (30.9%)

                COMMON STOCKS (20.2%)

                CONSUMER DISCRETIONARY (2.7%)
                -----------------------------
                ADVERTISING (0.2%)
       21,700   Omnicom Group, Inc.                                                                           $    1,808
                                                                                                              ----------
                APPAREL RETAIL (0.3%)
        4,240   Caleres, Inc.                                                                                        104
        5,540   Finish Line, Inc. "A"                                                                                100
       37,100   TJX Companies, Inc.                                                                                2,824
                                                                                                              ----------
                                                                                                                   3,028
                                                                                                              ----------
                APPAREL, ACCESSORIES & LUXURY GOODS (0.0%)
        5,600   Fossil Group, Inc.*                                                                                  156
                                                                                                              ----------
                AUTO PARTS & EQUIPMENT (0.3%)
        8,630   Dana Holding Corp.                                                                                   104
        8,150   Gentex Corp.                                                                                         135
        5,270   Gentherm, Inc.*                                                                                      193
       59,400   Magna International, Inc.                                                                          2,407
                                                                                                              ----------
                                                                                                                   2,839
                                                                                                              ----------
                AUTOMOBILE MANUFACTURERS (0.2%)
      130,100   Ford Motor Co.                                                                                     1,755
        3,090   Thor Industries, Inc.                                                                                201
                                                                                                              ----------
                                                                                                                   1,956
                                                                                                              ----------
                AUTOMOTIVE RETAIL (0.0%)
        3,260   Asbury Automotive Group, Inc.*                                                                       183
        2,460   CST Brands, Inc.                                                                                      93
        1,920   Lithia Motors, Inc. "A"                                                                              158
                                                                                                              ----------
                                                                                                                     434
                                                                                                              ----------
                BROADCASTING (0.1%)
       22,600   CBS Corp. "B"                                                                                      1,248
                                                                                                              ----------
                FOOTWEAR (0.0%)
        8,040   Wolverine World Wide, Inc.                                                                           147
                                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES       SECURITY                                                                                           (000)
------------------------------------------------------------------------------------------------------------------------
                GENERAL MERCHANDISE STORES (0.4%)
       13,700   Dollar General Corp.                                                                          $    1,232
       45,500   Target Corp.                                                                                       3,129
                                                                                                              ----------
                                                                                                                   4,361
                                                                                                              ----------
                HOME IMPROVEMENT RETAIL (0.3%)
       22,500   Home Depot, Inc.                                                                                   2,973
                                                                                                              ----------
                HOMEBUILDING (0.1%)
        7,070   M/I Homes, Inc.*                                                                                     133
        7,050   Meritage Homes Corp.*                                                                                257
           80   NVR, Inc.*                                                                                           139
       19,010   TRI Pointe Group, Inc.*                                                                              222
                                                                                                              ----------
                                                                                                                     751
                                                                                                              ----------
                HOTELS, RESORTS & CRUISE LINES (0.4%)
       65,200   Carnival Corp.                                                                                     3,113
       20,300   Royal Caribbean Cruises Ltd.                                                                       1,571
                                                                                                              ----------
                                                                                                                   4,684
                                                                                                              ----------
                INTERNET RETAIL (0.3%)
        3,600   Amazon.com, Inc.*                                                                                  2,602
                                                                                                              ----------
                PUBLISHING (0.0%)
        7,560   Gannett Co., Inc.                                                                                    118
        3,190   Meredith Corp.                                                                                       158
                                                                                                              ----------
                                                                                                                     276
                                                                                                              ----------
                SPECIALIZED CONSUMER SERVICES (0.0%)
       14,630   Service Corp. International                                                                          401
                                                                                                              ----------
                SPECIALTY STORES (0.1%)
        4,420   Dick's Sporting Goods, Inc.                                                                          189
       12,470   Hibbett Sports, Inc.*                                                                                431
                                                                                                              ----------
                                                                                                                     620
                                                                                                              ----------
                Total Consumer Discretionary                                                                      28,284
                                                                                                              ----------
                CONSUMER STAPLES (1.7%)
                -----------------------
                AGRICULTURAL PRODUCTS (0.2%)
       19,900   Bunge Ltd.                                                                                         1,335
        2,870   Ingredion, Inc.                                                                                      337
                                                                                                              ----------
                                                                                                                   1,672
                                                                                                              ----------
                DRUG RETAIL (0.4%)
       24,230   CVS Health Corp.                                                                                   2,337
       27,600   Walgreens Boots Alliance, Inc.                                                                     2,136
                                                                                                              ----------
                                                                                                                   4,473
                                                                                                              ----------

================================================================================

14  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES       SECURITY                                                                                           (000)
------------------------------------------------------------------------------------------------------------------------
                FOOD RETAIL (0.1%)
        2,050   Casey's General Stores, Inc.                                                                  $      246
       28,200   Kroger Co.                                                                                         1,009
                                                                                                              ----------
                                                                                                                   1,255
                                                                                                              ----------
                HOUSEHOLD PRODUCTS (0.1%)
       20,200   Procter & Gamble Co.                                                                               1,637
                                                                                                              ----------
                HYPERMARKETS & SUPER CENTERS (0.1%)
        8,200   Wal-Mart Stores, Inc.                                                                                580
                                                                                                              ----------
                PACKAGED FOODS & MEAT (0.1%)
        8,960   Flowers Foods, Inc.                                                                                  168
       16,400   Kraft Heinz Co.                                                                                    1,364
                                                                                                              ----------
                                                                                                                   1,532
                                                                                                              ----------
                SOFT DRINKS (0.4%)
       37,300   PepsiCo, Inc.                                                                                      3,774
                                                                                                              ----------
                TOBACCO (0.3%)
       11,100   Altria Group, Inc.                                                                                   707
        9,900   Philip Morris International, Inc.                                                                    977
       22,600   Reynolds American, Inc.                                                                            1,123
                                                                                                              ----------
                                                                                                                   2,807
                                                                                                              ----------
                Total Consumer Staples                                                                            17,730
                                                                                                              ----------
                ENERGY (1.0%)
                -------------
                INTEGRATED OIL & GAS (0.5%)
        6,530   Chevron Corp.                                                                                        660
       19,500   Exxon Mobil Corp.                                                                                  1,736
       39,970   Occidental Petroleum Corp.                                                                         3,015
                                                                                                              ----------
                                                                                                                   5,411
                                                                                                              ----------
                OIL & GAS DRILLING (0.0%)
       10,680   Atwood Oceanics, Inc.                                                                                114
       11,430   Noble Corp. plc                                                                                       95
        9,820   Rowan Companies plc "A"                                                                              166
                                                                                                              ----------
                                                                                                                     375
                                                                                                              ----------
                OIL & GAS EQUIPMENT & SERVICES (0.3%)
       29,740   Halliburton Co.                                                                                    1,254
        8,480   Hornbeck Offshore Services, Inc.*                                                                     71
       15,700   Schlumberger Ltd.                                                                                  1,198
                                                                                                              ----------
                                                                                                                   2,523
                                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES       SECURITY                                                                                           (000)
------------------------------------------------------------------------------------------------------------------------
                OIL & GAS EXPLORATION & PRODUCTION (0.2%)
       24,600   ConocoPhillips                                                                                $    1,077
       14,300   EOG Resources, Inc.                                                                                1,164
                                                                                                              ----------
                                                                                                                   2,241
                                                                                                              ----------
                OIL & GAS REFINING & MARKETING (0.0%)
        5,770   Green Plains, Inc.                                                                                   107
        4,810   HollyFrontier Corp.                                                                                  128
        2,170   REX American Resources Corp.*                                                                        127
                                                                                                              ----------
                                                                                                                     362
                                                                                                              ----------
                Total Energy                                                                                      10,912
                                                                                                              ----------
                FINANCIALS (3.1%)
                -----------------
                ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
       11,800   Ameriprise Financial, Inc.                                                                         1,200
        4,190   Eaton Vance Corp.                                                                                    152
        5,140   Waddell & Reed Financial, Inc. "A"                                                                   110
                                                                                                              ----------
                                                                                                                   1,462
                                                                                                              ----------
                CONSUMER FINANCE (0.4%)
      131,882   Synchrony Financial*                                                                               4,115
                                                                                                              ----------
                DIVERSIFIED BANKS (1.2%)
      336,300   Bank of America Corp.                                                                              4,974
       60,633   Citigroup, Inc.                                                                                    2,824
       72,700   JPMorgan Chase & Co.                                                                               4,745
                                                                                                              ----------
                                                                                                                  12,543
                                                                                                              ----------
                INVESTMENT BANKING & BROKERAGE (0.0%)
        7,520   Raymond James Financial, Inc.                                                                        422
                                                                                                              ----------
                LIFE & HEALTH INSURANCE (0.0%)
        4,650   American Equity Investment Life Holding Co.                                                           75
                                                                                                              ----------
                MULTI-LINE INSURANCE (0.0%)
        1,360   American Financial Group, Inc.                                                                       100
                                                                                                              ----------
                PROPERTY & CASUALTY INSURANCE (0.5%)
       17,600   Allstate Corp.                                                                                     1,188
        2,590   AMERISAFE, Inc.                                                                                      157
       18,980   Chubb Ltd.                                                                                         2,403
        1,800   Hanover Insurance Group, Inc.                                                                        156
        9,420   Old Republic International Corp.                                                                     181
       13,300   Progressive Corp.                                                                                    443
        5,120   Selective Insurance Group, Inc.                                                                      190
        2,820   W.R. Berkley Corp.                                                                                   161
                                                                                                              ----------
                                                                                                                   4,879
                                                                                                              ----------

================================================================================

16  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES       SECURITY                                                                                           (000)
------------------------------------------------------------------------------------------------------------------------
                REGIONAL BANKS (0.9%)
        1,770   Bank of Hawaii Corp.                                                                          $      127
       42,137   BB&T Corp.                                                                                         1,533
        7,310   Cathay General Bancorp                                                                               225
        1,730   Cullen/Frost Bankers, Inc.                                                                           116
       62,800   Fifth Third Bancorp                                                                                1,185
        6,060   FirstMerit Corp.                                                                                     137
        9,760   F.N.B. Corp.                                                                                         131
        7,730   Fulton Financial Corp.                                                                               110
      287,600   KeyCorp                                                                                            3,687
       14,800   PNC Financial Services Group, Inc.                                                                 1,328
        2,200   Prosperity Bancshares, Inc.                                                                          118
        8,820   TCF Financial Corp.                                                                                  127
        7,850   Wilshire Bancorp, Inc.                                                                                90
                                                                                                              ----------
                                                                                                                   8,914
                                                                                                              ----------
                REINSURANCE (0.0%)
          270   Alleghany Corp.*                                                                                     147
        1,970   Endurance Specialty Holdings Ltd.                                                                    134
        1,670   Reinsurance Group of America, Inc.                                                                   165
                                                                                                              ----------
                                                                                                                     446
                                                                                                              ----------
                THRIFTS & MORTGAGE FINANCE (0.0%)
       10,800   Astoria Financial Corp.                                                                              172
        7,080   Washington Federal, Inc.                                                                             177
                                                                                                              ----------
                                                                                                                     349
                                                                                                              ----------
                Total Financials                                                                                  33,305
                                                                                                              ----------
                HEALTH CARE (3.4%)
                ------------------
                BIOTECHNOLOGY (0.9%)
       63,550   AbbVie, Inc.                                                                                       3,999
        7,900   Amgen, Inc.                                                                                        1,248
        3,900   Biogen, Inc.*                                                                                      1,130
        3,040   Enanta Pharmaceuticals, Inc.*                                                                         75
       27,400   Gilead Sciences, Inc.                                                                              2,385
        1,750   Ligand Pharmaceuticals, Inc.*                                                                        209
        1,620   United Therapeutics Corp.*                                                                           193
                                                                                                              ----------
                                                                                                                   9,239
                                                                                                              ----------
                HEALTH CARE DISTRIBUTORS (0.2%)
       12,400   McKesson Corp.                                                                                     2,271
        4,240   Owens & Minor, Inc.                                                                                  158
                                                                                                              ----------
                                                                                                                   2,429
                                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES       SECURITY                                                                                           (000)
------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT (0.6%)
        2,320   CONMED Corp.                                                                                  $       93
        3,380   Greatbatch, Inc.*                                                                                    107
       48,600   Hologic, Inc.*                                                                                     1,672
        2,630   Masimo Corp.*                                                                                        131
       52,600   Medtronic plc                                                                                      4,233
        1,430   Teleflex, Inc.                                                                                       230
                                                                                                              ----------
                                                                                                                   6,466
                                                                                                              ----------
                HEALTH CARE FACILITIES (0.0%)
        7,190   Ensign Group, Inc.                                                                                   143
                                                                                                              ----------
                HEALTH CARE SERVICES (0.0%)
        1,150   Chemed Corp.                                                                                         150
        3,450   MEDNAX, Inc.*                                                                                        236
                                                                                                              ----------
                                                                                                                     386
                                                                                                              ----------
                HEALTH CARE SUPPLIES (0.0%)
        3,400   Anika Therapeutics, Inc.*                                                                            161
                                                                                                              ----------
                LIFE SCIENCES TOOLS & SERVICES (0.1%)
          800   Bio-Rad Laboratories, Inc. "A"*                                                                      119
        2,800   Cambrex Corp.*                                                                                       137
        6,400   Thermo Fisher Scientific, Inc.                                                                       971
                                                                                                              ----------
                                                                                                                   1,227
                                                                                                              ----------
                MANAGED HEALTH CARE (0.2%)
       14,100   UnitedHealth Group, Inc.                                                                           1,885
                                                                                                              ----------
                PHARMACEUTICALS (1.4%)
        4,600   Allergan plc*                                                                                      1,084
       23,640   Johnson & Johnson                                                                                  2,664
       79,100   Merck & Co., Inc.                                                                                  4,450
      170,134   Pfizer, Inc.                                                                                       5,904
        3,180   Prestige Brands Holdings, Inc.*                                                                      172
                                                                                                              ----------
                                                                                                                  14,274
                                                                                                              ----------
                Total Health Care                                                                                 36,210
                                                                                                              ----------
                INDUSTRIALS (2.4%)
                ------------------
                AEROSPACE & DEFENSE (0.7%)
       11,300   Boeing Co.                                                                                         1,425
       14,500   Honeywell International, Inc.                                                                      1,650
        4,000   Lockheed Martin Corp.                                                                                945
        2,270   Moog, Inc. "A"*                                                                                      122
        4,200   Raytheon Co.                                                                                         545
       29,500   Spirit AeroSystems Holdings, Inc. "A"*                                                             1,380
        1,740   Teledyne Technologies, Inc.*                                                                         171

================================================================================

18  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES       SECURITY                                                                                           (000)
------------------------------------------------------------------------------------------------------------------------
       13,200   United Technologies Corp.                                                                     $    1,328
                                                                                                              ----------
                                                                                                                   7,566
                                                                                                              ----------
                AIR FREIGHT & LOGISTICS (0.0%)
        2,970   Atlas Air Worldwide Holdings, Inc.*                                                                  130
                                                                                                              ----------
                AIRLINES (0.1%)
       15,560   JetBlue Airways Corp.*                                                                               279
       13,200   Southwest Airlines Co.                                                                               561
       12,300   United Continental Holdings, Inc.*                                                                   554
                                                                                                              ----------
                                                                                                                   1,394
                                                                                                              ----------
                BUILDING PRODUCTS (0.2%)
        3,540   A.O. Smith Corp.                                                                                     291
       42,300   Masco Corp.                                                                                        1,381
        1,400   Universal Forest Products, Inc.                                                                      118
                                                                                                              ----------
                                                                                                                   1,790
                                                                                                              ----------
                COMMERCIAL PRINTING (0.0%)
        3,140   Deluxe Corp.                                                                                         205
                                                                                                              ----------
                CONSTRUCTION & ENGINEERING (0.1%)
        2,880   Dycom Industries, Inc.*                                                                              245
        3,120   EMCOR Group, Inc.                                                                                    148
                                                                                                              ----------
                                                                                                                     393
                                                                                                              ----------
                CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.0%)
        4,130   Trinity Industries, Inc.                                                                              75
                                                                                                              ----------
                DIVERSIFIED SUPPORT SERVICES (0.0%)
        2,130   G & K Services, Inc. "A"                                                                             159
        1,000   UniFirst Corp.                                                                                       116
                                                                                                              ----------
                                                                                                                     275
                                                                                                              ----------
                ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
       25,800   Eaton Corp. plc                                                                                    1,590
        2,540   EnerSys                                                                                              153
                                                                                                              ----------
                                                                                                                   1,743
                                                                                                              ----------
                ENVIRONMENTAL & FACILITIES SERVICES (0.0%)
        4,160   ABM Industries, Inc.                                                                                 142
                                                                                                              ----------
                HEAVY ELECTRICAL EQUIPMENT (0.0%)
        2,270   AZZ, Inc.                                                                                            134
                                                                                                              ----------
                HUMAN RESOURCE & EMPLOYMENT SERVICES (0.1%)
        4,080   Korn/Ferry International                                                                             118
        3,350   ManpowerGroup, Inc.                                                                                  267
        2,080   On Assignment, Inc.*                                                                                  78
                                                                                                              ----------
                                                                                                                     463
                                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES       SECURITY                                                                                           (000)
------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL CONGLOMERATES (0.8%)
       16,140   Carlisle Companies, Inc.                                                                      $    1,676
      224,917   General Electric Co.                                                                               6,799
                                                                                                              ----------
                                                                                                                   8,475
                                                                                                              ----------
                INDUSTRIAL MACHINERY (0.2%)
        2,890   Barnes Group, Inc.                                                                                    96
        2,000   Crane Co.                                                                                            115
        1,580   Graco, Inc.                                                                                          127
        3,930   Mueller Industries, Inc.                                                                             122
        2,210   Nordson Corp.                                                                                        192
       12,500   Stanley Black & Decker, Inc.                                                                       1,415
                                                                                                              ----------
                                                                                                                   2,067
                                                                                                              ----------
                MARINE (0.0%)
        3,960   Matson, Inc.                                                                                         132
                                                                                                              ----------
                RAILROADS (0.0%)
        2,410   Genesee & Wyoming, Inc. "A"*                                                                         145
                                                                                                              ----------
                TRADING COMPANIES & DISTRIBUTORS (0.0%)
        2,410   Applied Industrial Technologies, Inc.                                                                109
        2,540   GATX Corp.                                                                                           116
                                                                                                              ----------
                                                                                                                     225
                                                                                                              ----------
                TRUCKING (0.0%)
        7,360   Knight Transportation, Inc.                                                                          192
                                                                                                              ----------
                Total Industrials                                                                                 25,546
                                                                                                              ----------
                INFORMATION TECHNOLOGY (4.2%)
                -----------------------------
                APPLICATION SOFTWARE (0.2%)
       11,500   Citrix Systems, Inc.*                                                                                977
        3,820   Ebix, Inc.                                                                                           173
        5,920   Mentor Graphics Corp.                                                                                127
        1,700   MicroStrategy, Inc. "A"*                                                                             317
        7,190   Synopsys, Inc.*                                                                                      371
                                                                                                              ----------
                                                                                                                   1,965
                                                                                                              ----------
                COMMUNICATIONS EQUIPMENT (0.5%)
      172,356   Cisco Systems, Inc.                                                                                5,007
        2,030   Plantronics, Inc.                                                                                     90
                                                                                                              ----------
                                                                                                                   5,097
                                                                                                              ----------
                DATA PROCESSING & OUTSOURCED SERVICES (0.6%)
        4,910   Broadridge Financial Solutions, Inc.                                                                 315
        7,910   Convergys Corp.                                                                                      223
        2,200   CSG Systems International, Inc.                                                                       94
        1,530   DST Systems, Inc.                                                                                    185

================================================================================

20  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES       SECURITY                                                                                           (000)
------------------------------------------------------------------------------------------------------------------------
        1,680   Global Payments, Inc.                                                                         $      130
        4,890   Jack Henry & Associates, Inc.                                                                        413
       26,900   MasterCard, Inc. "A"                                                                               2,580
        4,730   Sykes Enterprises, Inc.*                                                                             141
       28,800   Visa, Inc. "A"                                                                                     2,273
                                                                                                              ----------
                                                                                                                   6,354
                                                                                                              ----------
                ELECTRONIC COMPONENTS (0.0%)
        1,340   Littelfuse, Inc.                                                                                     154
                                                                                                              ----------
                ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
        4,700   Keysight Technologies, Inc.*                                                                         144
                                                                                                              ----------
                ELECTRONIC MANUFACTURING SERVICES (0.0%)
        9,420   Jabil Circuit, Inc.                                                                                  180
        3,180   Methode Electronics, Inc.                                                                             94
        3,390   Plexus Corp.*                                                                                        149
                                                                                                              ----------
                                                                                                                     423
                                                                                                              ----------
                INTERNET SOFTWARE & SERVICES (0.8%)
        9,660   Alphabet, Inc. "A"*                                                                                7,234
       10,800   Facebook, Inc. "A"*                                                                                1,283
        1,460   J2 Global, Inc.                                                                                       98
                                                                                                              ----------
                                                                                                                   8,615
                                                                                                              ----------
                IT CONSULTING & OTHER SERVICES (0.1%)
       11,080   Computer Sciences Corp.                                                                              545
                                                                                                              ----------
                SEMICONDUCTOR EQUIPMENT (0.2%)
       68,600   Applied Materials, Inc.                                                                            1,675
        2,400   Cabot Microelectronics Corp.                                                                         104
        3,050   MKS Instruments, Inc.                                                                                125
        3,820   Tessera Technologies, Inc.                                                                           123
                                                                                                              ----------
                                                                                                                   2,027
                                                                                                              ----------
                SEMICONDUCTORS (0.2%)
       15,190   Intel Corp.                                                                                          480
       37,300   QUALCOMM, Inc.                                                                                     2,048
                                                                                                              ----------
                                                                                                                   2,528
                                                                                                              ----------
                SYSTEMS SOFTWARE (0.8%)
       89,880   Microsoft Corp.                                                                                    4,764
       96,200   Oracle Corp.                                                                                       3,867
                                                                                                              ----------
                                                                                                                   8,631
                                                                                                              ----------
                TECHNOLOGY DISTRIBUTORS (0.1%)
        3,750   Arrow Electronics, Inc.*                                                                             242
        4,080   Avnet, Inc.                                                                                          167

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES       SECURITY                                                                                           (000)
------------------------------------------------------------------------------------------------------------------------
        1,450   ePlus, Inc.*                                                                                  $      127
        6,090   Ingram Micro, Inc. "A"                                                                               211
        1,640   SYNNEX Corp.                                                                                         149
        1,290   Tech Data Corp.*                                                                                      98
                                                                                                              ----------
                                                                                                                     994
                                                                                                              ----------
                TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.7%)
       48,030   Apple, Inc.                                                                                        4,796
       87,300   Hewlett Packard Enterprise Co.                                                                     1,613
       10,600   Western Digital Corp.                                                                                493
                                                                                                              ----------
                                                                                                                   6,902
                                                                                                              ----------
                Total Information Technology                                                                      44,379
                                                                                                              ----------
                MATERIALS (0.6%)
                ----------------
                COMMODITY CHEMICALS (0.1%)
       10,300   LyondellBasell Industries N.V. "A"                                                                   838
                                                                                                              ----------
                DIVERSIFIED CHEMICALS (0.3%)
       41,100   Dow Chemical Co.                                                                                   2,111
       59,200   Huntsman Corp.                                                                                       884
                                                                                                              ----------
                                                                                                                   2,995
                                                                                                              ----------
                METAL & GLASS CONTAINERS (0.0%)
        1,870   AptarGroup, Inc.                                                                                     145
                                                                                                              ----------
                PAPER PACKAGING (0.1%)
       15,620   Bemis Co., Inc.                                                                                      786
        2,970   Packaging Corp. of America                                                                           203
        2,690   Sonoco Products Co.                                                                                  128
                                                                                                              ----------
                                                                                                                   1,117
                                                                                                              ----------
                PAPER PRODUCTS (0.0%)
       11,230   KapStone Paper & Packaging Corp.                                                                     171
                                                                                                              ----------
                SPECIALTY CHEMICALS (0.1%)
        4,470   Albemarle Corp.                                                                                      351
        2,190   Innospec, Inc.                                                                                       106
        2,410   Stepan Co.                                                                                           139
        2,400   Valspar Corp.                                                                                        260
                                                                                                              ----------
                                                                                                                     856
                                                                                                              ----------
                STEEL (0.0%)
        4,340   Reliance Steel & Aluminum Co.                                                                        323
                                                                                                              ----------
                Total Materials                                                                                    6,445
                                                                                                              ----------

================================================================================

22  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES       SECURITY                                                                                           (000)
------------------------------------------------------------------------------------------------------------------------
                TELECOMMUNICATION SERVICES (0.4%)
                ---------------------------------
                INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
       29,900   AT&T, Inc.                                                                                    $    1,171
       64,089   Verizon Communications, Inc.                                                                       3,262
                                                                                                              ----------
                                                                                                                   4,433
                                                                                                              ----------
                Total Telecommunication Services                                                                   4,433
                                                                                                              ----------
                UTILITIES (0.7%)
                ----------------
                ELECTRIC UTILITIES (0.6%)
        6,510   ALLETE, Inc.                                                                                         376
       10,300   American Electric Power Co., Inc.                                                                    667
       21,900   Duke Energy Corp.                                                                                  1,713
       19,700   Edison International                                                                               1,411
        4,900   NextEra Energy, Inc.                                                                                 588
        6,810   OGE Energy Corp.                                                                                     206
       30,600   PPL Corp.                                                                                          1,179
                                                                                                              ----------
                                                                                                                   6,140
                                                                                                              ----------
                GAS UTILITIES (0.0%)
        7,180   South Jersey Industries, Inc.                                                                        208
        1,750   Spire, Inc.                                                                                          111
                                                                                                              ----------
                                                                                                                     319
                                                                                                              ----------
                MULTI-UTILITIES (0.1%)
        3,810   Avista Corp.                                                                                         153
        6,190   NorthWestern Corp.                                                                                   359
                                                                                                              ----------
                                                                                                                     512
                                                                                                              ----------
                Total Utilities                                                                                    6,971
                                                                                                              ----------
                Total Common Stocks (cost: $183,760)                                                             214,215
                                                                                                              ----------

                PREFERRED STOCKS (1.7%)

                CONSUMER STAPLES (1.0%)
                -----------------------
                AGRICULTURAL PRODUCTS (1.0%)
      161,682   CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                                       4,648
       58,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(a),(b)                     6,076
                                                                                                              ----------
                                                                                                                  10,724
                                                                                                              ----------
                Total Consumer Staples                                                                            10,724
                                                                                                              ----------
                ENERGY (0.3%)
                -------------
                OIL & GAS EXPLORATION & PRODUCTION (0.1%)
        4,900   Chesapeake Energy Corp., 5.75%, perpetual(b)                                                       1,215
                                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES       SECURITY                                                                                           (000)
------------------------------------------------------------------------------------------------------------------------
                OIL & GAS STORAGE & TRANSPORTATION (0.2%)
        2,050   Kinder Morgan G.P., Inc., 4.52%, cumulative redeemable(b)                                     $    1,619
                                                                                                              ----------
                Total Energy                                                                                       2,834
                                                                                                              ----------
                FINANCIALS (0.4%)
                -----------------
                LIFE & HEALTH INSURANCE (0.4%)
      167,198   Delphi Financial Group, Inc., 7.38%, cumulative redeemable(a)                                      3,945
                                                                                                              ----------
                REINSURANCE (0.0%)
        1,500   American Overseas Group Ltd., 7.50%, non-cumulative, perpetual*(c),(d)                               375
                                                                                                              ----------
                Total Financials                                                                                   4,320
                                                                                                              ----------
                Total Preferred Stocks (cost: $20,644)                                                            17,878
                                                                                                              ----------
                EXCHANGE-TRADED FUNDS (3.3%)
       41,900   iShares Core S&P 500 ETF                                                                           8,842
      185,900   iShares MSCI USA Minimum Volatility ETF                                                            8,263
       63,100   Vanguard Mid-Cap ETF                                                                               7,831
       92,080   Vanguard Total Stock Market ETF                                                                    9,884
                                                                                                              ----------
                Total Exchange-Traded Funds (cost: $32,402)                                                       34,820
                                                                                                              ----------
                FIXED-INCOME EXCHANGE-TRADED FUNDS (5.7%)
       26,910   iShares 20+ Year Treasury Bond ETF                                                                 3,503
      146,310   iShares Core U.S. Aggregate Bond ETF                                                              16,197
      191,000   iShares iBoxx USD High Yield Corporate Bond ETF                                                   15,969
       94,000   Vanguard Mortgage-Backed Securities ETF                                                            5,024
       16,760   Vanguard Short-Term Bond ETF                                                                       1,347
       49,300   Vanguard Short-Term Corporate Bond ETF                                                             3,944
      179,100   Vanguard Total Bond Market ETF                                                                    14,829
                                                                                                              ----------
                Total Fixed-Income Exchange-Traded Funds (cost: $60,119)                                          60,813
                                                                                                              ----------
                Total U.S. Equity Securities (cost: $296,925)                                                    327,726
                                                                                                              ----------
                INTERNATIONAL EQUITY SECURITIES (22.1%)

                COMMON STOCKS (0.9%)

                CONSUMER DISCRETIONARY (0.1%)
                -----------------------------
                AUTO PARTS & EQUIPMENT (0.1%)
        7,900   Delphi Automotive plc                                                                                537
                                                                                                              ----------
                ENERGY (0.3%)
                -------------
                INTEGRATED OIL & GAS (0.3%)
       66,500   Royal Dutch Shell plc ADR "A"                                                                      3,225
                                                                                                              ----------

================================================================================

24  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES       SECURITY                                                                                           (000)
------------------------------------------------------------------------------------------------------------------------
                FINANCIALS (0.1%)

                PROPERTY & CASUALTY INSURANCE (0.1%)
       53,300   XL Group plc                                                                                  $    1,831
                                                                                                              ----------
                INDUSTRIALS (0.1%)
                ------------------
                INDUSTRIAL CONGLOMERATES (0.1%)
       10,000   Siemens AG ADR                                                                                     1,078
                                                                                                              ----------
                INFORMATION TECHNOLOGY (0.1%)
                -----------------------------
                SEMICONDUCTORS (0.1%)
        5,728   NXP Semiconductors N.V.*                                                                             541
                                                                                                              ----------
                TELECOMMUNICATION SERVICES (0.2%)
                ---------------------------------
                WIRELESS TELECOMMUNICATION SERVICES (0.2%)
       57,800   Vodafone Group plc ADR                                                                             1,965
                                                                                                              ----------
                Total Common Stocks (cost: $8,966)                                                                 9,177
                                                                                                              ----------
                EXCHANGE-TRADED FUNDS (20.4%)
      951,060   iShares Core MSCI EAFE ETF                                                                        51,614
      512,200   iShares Core MSCI Emerging Markets ETF                                                            20,729
      243,900   iShares Currency Hedged MSCI EAFE ETF                                                              6,014
      285,400   iShares MSCI Canada ETF                                                                            6,992
      360,097   iShares MSCI EAFE ETF                                                                             21,022
      236,200   iShares MSCI EAFE Minimum Volatility ETF                                                          15,828
       41,400   iShares MSCI Emerging Markets Minimum Volatility ETF                                               2,077
      224,400   PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                                          8,130
      597,600   PowerShares FTSE RAFI Emerging Markets Portfolio                                                   8,970
      450,500   Schwab Fundamental International Large Co. Index ETF                                              10,880
       34,497   SPDR S&P Emerging Markets SmallCap ETF                                                             1,308
      149,880   Vanguard FTSE All-World ex-US ETF                                                                  6,551
      434,000   Vanguard FTSE Developed Markets ETF                                                               15,889
       28,900   Vanguard FTSE Emerging Markets ETF                                                                   976
      342,800   Vanguard FTSE Europe ETF                                                                          17,010
       24,746   WisdomTree Emerging Markets High Dividend Fund                                                       834
       59,797   WisdomTree Emerging Markets SmallCap Dividend Fund                                                 2,197
       90,400   WisdomTree Europe Hedged Equity Fund                                                               4,844
      223,351   WisdomTree India Earnings Fund                                                                     4,416
      209,700   WisdomTree Japan Hedged Equity Fund                                                                9,204
                                                                                                              ----------
                Total Exchange-Traded Funds (cost: $226,876)                                                     215,485
                                                                                                              ----------
                FIXED-INCOME EXCHANGE-TRADED FUNDS (0.8%)
       75,510   iShares J.P. Morgan USD Emerging Markets Bond ETF (cost: $7,973)                                   8,380
                                                                                                              ----------
                Total International Equity Securities (cost: $243,815)                                           233,042
                                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES       SECURITY                                                                                           (000)
------------------------------------------------------------------------------------------------------------------------
                PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (1.3%)

                GOLD (0.0%)

                NORTH AMERICAN GOLD COMPANIES (0.0%)
      110,164   Hycroft Mining Corp.*(c),(d) (cost: $3,919)                                                   $       83
                                                                                                              ----------
                EXCHANGE-TRADED FUNDS (1.3%)
       65,300   First Trust Global Tactical Commodity Strategy Fund*                                               1,374
       69,416   iShares Silver Trust*                                                                              1,055
      114,500   PowerShares DB Commodity Index Tracking Fund*                                                      1,684
      141,800   United States Commodity Index Fund*                                                                5,889
      158,690   VanEck Vectors Gold Miners ETF                                                                     3,583
                                                                                                              ----------
                Total Exchange-Traded Funds (cost: $14,839)                                                       13,585
                                                                                                              ----------
                Total Precious Metals and Commodity-Related Securities (cost: $18,758)                            13,668
                                                                                                              ----------
                GLOBAL REAL ESTATE EQUITY SECURITIES (1.3%)

                COMMON STOCKS (0.6%)
                REAL ESTATE SERVICES (0.0%)
        1,990   Jones Lang LaSalle, Inc.                                                                             235
                                                                                                              ----------
                REITs - DIVERSIFIED (0.0%)
        4,260   PS Business Parks, Inc.                                                                              421
                                                                                                              ----------
                REITs - HOTEL & RESORT (0.0%)
       19,830   Summit Hotel Properties, Inc.                                                                        232
                                                                                                              ----------
                REITs - MORTGAGE (0.3%)
       81,300   Annaly Capital Management, Inc.                                                                      860
       55,450   Capstead Mortgage Corp.                                                                              536
       58,800   Hatteras Financial Corp.                                                                             946
      107,400   Two Harbors Investment Corp.                                                                         911
                                                                                                              ----------
                                                                                                                   3,253
                                                                                                              ----------
                REITs - OFFICE (0.1%)
        2,400   Boston Properties, Inc.                                                                              301
       15,160   Corporate Office Properties Trust                                                                    410
                                                                                                              ----------
                                                                                                                     711
                                                                                                              ----------
                REITs - RESIDENTIAL (0.0%)
        4,500   Equity Residential                                                                                   311
                                                                                                              ----------
                REITs - RETAIL (0.1%)
        2,500   Simon Property Group, Inc.                                                                           494
                                                                                                              ----------

================================================================================

26  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
NUMBER                                                                                                             VALUE
OF SHARES       SECURITY                                                                                           (000)
------------------------------------------------------------------------------------------------------------------------
                REITs - SPECIALIZED (0.1%)
        8,690   Lamar Advertising Co. "A"                                                                     $      565
          800   Public Storage                                                                                       203
                                                                                                              ----------
                                                                                                                     768
                                                                                                              ----------
                Total Common Stocks (cost: $6,220)                                                                 6,425
                                                                                                              ----------
                PREFERRED STOCKS (0.1%)

                REITs - MORTGAGE (0.1%)
       24,000   Arbor Realty Trust, Inc., 7.38% (cost: $600)                                                         601
                                                                                                              ----------
                EXCHANGE-TRADED FUNDS (0.6%)
       79,240   Vanguard REIT ETF (cost: $6,547)                                                                   6,632
                                                                                                              ----------
                Total Global Real Estate Equity Securities (cost: $13,367)                                        13,658
                                                                                                              ----------

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                           COUPON
(000)           SECURITY                                                          RATE         MATURITY
------------------------------------------------------------------------------------------------------------------------
                BONDS (39.2%)

                CORPORATE OBLIGATIONS (12.5%)

                ENERGY (2.0%)
                -------------
                OIL & GAS DRILLING (0.0%)
$       1,407   Schahin II Finance Co. SPV Ltd.(b),(e)                            5.88%        9/25/2022             204
                                                                                                              ----------
                OIL & GAS STORAGE & TRANSPORTATION (2.0%)
        5,700   DCP Midstream, LLC(b)                                             5.85         5/21/2043           3,904
        3,059   Enbridge Energy Partners, LP                                      8.05        10/01/2037           2,367
        2,950   Enbridge Energy Partners, LP                                      7.38        10/15/2045           3,433
        7,300   Energy Transfer Partners, LP                                      3.65(f)     11/01/2066           4,380
        4,000   Enterprise Products Operating, LLC                                7.00         6/01/2067           3,080
          800   Martin Midstream Partners, LP & Martin
                  Midstream Finance Corp.                                         7.25         2/15/2021             746
        1,000   Southern Union Co.                                                3.65(f)     11/01/2066             585
        2,500   TEPPCO Partners, LP                                               7.00         6/01/2067           1,888
                                                                                                              ----------
                                                                                                                  20,383
                                                                                                              ----------
                Total Energy                                                                                      20,587
                                                                                                              ----------
                FINANCIALS (8.4%)
                -----------------
                ASSET MANAGEMENT & CUSTODY BANKS (0.6%)
        6,000   Prospect Capital Corp.                                            5.00         7/15/2019           5,827
                                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                           COUPON                            VALUE
(000)           SECURITY                                                          RATE         MATURITY            (000)
------------------------------------------------------------------------------------------------------------------------
                LIFE & HEALTH INSURANCE (1.4%)
$       5,500   Lincoln National Corp.                                            2.99%(f)     5/17/2066      $    3,784
        2,000   Lincoln National Corp.                                            6.05         4/20/2067           1,358
        4,000   Prudential Financial, Inc.                                        5.63         6/15/2043           4,220
        1,000   Prudential Financial, Inc.                                        5.20         3/15/2044           1,002
        6,150   StanCorp Financial Group, Inc.                                    6.90         6/01/2067           4,813
                                                                                                              ----------
                                                                                                                  15,177
                                                                                                              ----------
                MULTI-LINE INSURANCE (1.3%)
        7,000   Genworth Holdings, Inc.                                           6.15(f)     11/15/2066           2,380
        8,300   Glen Meadow Pass-Through Trust(b)                                 6.51         2/12/2067           6,018
        5,670   Nationwide Mutual Insurance Co.(b)                                2.92(f)     12/15/2024           5,627
                                                                                                              ----------
                                                                                                                  14,025
                                                                                                              ----------
                MULTI-SECTOR HOLDINGS (0.3%)
        3,000   BNSF Funding Trust I                                              6.61        12/15/2055           3,420
                                                                                                              ----------
                PROPERTY & CASUALTY INSURANCE (2.9%)
        5,000   Allstate Corp.                                                    5.75         8/15/2053           5,149
        5,800   AmTrust Financial Services, Inc.                                  6.13         8/15/2023           5,980
        4,875   HSB Group, Inc.(d)                                                1.54(f)      7/15/2027           3,449
        4,530   Ironshore Holdings, Inc.(b)                                       8.50         5/15/2020           5,147
        9,600   Oil Insurance Ltd.(b)                                             3.61(f)              -(g)        7,968
        2,500   Travelers Companies, Inc.(a)                                      6.25         3/15/2037           2,463
                                                                                                              ----------
                                                                                                                  30,156
                                                                                                              ----------
                REGIONAL BANKS (1.6%)
        1,000   Allfirst Preferred Capital Trust                                  2.13(f)      7/15/2029             831
          600   Compass Bank                                                      6.40        10/01/2017             632
        2,000   Compass Bank                                                      3.88         4/10/2025           1,888
        4,000   Cullen/Frost Capital Trust II                                     2.19(f)      3/01/2034           3,379
        2,850   First Maryland Capital Trust I                                    1.63(f)      1/15/2027           2,312
        2,000   Huntington Capital Trust II "B"                                   1.26(f)      6/15/2028           1,528
        2,000   Manufacturers & Traders Trust Co.                                 5.63        12/01/2021           1,950
        6,000   SunTrust Capital I                                                1.30(f)      5/15/2027           4,830
                                                                                                              ----------
                                                                                                                  17,350
                                                                                                              ----------
                REINSURANCE (0.2%)
        1,500   Alterra USA Holdings Ltd.(b)                                      7.20         4/14/2017           1,554
                                                                                                              ----------
                THRIFTS & MORTGAGE FINANCE (0.1%)
        1,000   Ocwen Financial Corp.                                             6.63         5/15/2019             722
        1,200   Walter Investment Management Corp.                                7.88        12/15/2021             696
                                                                                                              ----------
                                                                                                                   1,418
                                                                                                              ----------
                Total Financials                                                                                  88,927
                                                                                                              ----------

================================================================================

28  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                           COUPON                            VALUE
(000)           SECURITY                                                          RATE         MATURITY            (000)
------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS (0.4%)
                ------------------
                AEROSPACE & DEFENSE (0.1%)
$         500   Constellis Holdings, LLC & Constellis
                  Finance Corp.(b)                                                9.75%        5/15/2020      $      467
                                                                                                              ----------
                AIRLINES (0.1%)
          496   America West Airlines, Inc. Pass-Through Trust (INS)              7.93         1/02/2019             536
                                                                                                              ----------
                ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
          500   Artesyn Embedded Technologies, Inc.(b)                            9.75        10/15/2020             441
                                                                                                              ----------
                TRADING COMPANIES & DISTRIBUTORS (0.2%)
        1,000   ILFC E-Capital Trust I(b)                                         4.24(f)     12/21/2065             805
        2,000   ILFC E-Capital Trust II(b)                                        4.49(f)     12/21/2065           1,630
                                                                                                              ----------
                                                                                                                   2,435
                                                                                                              ----------
                Total Industrials                                                                                  3,879
                                                                                                              ----------
                UTILITIES (1.7%)
                ----------------
                ELECTRIC UTILITIES (0.8%)
        2,800   NextEra Energy Capital Holdings, Inc.                             6.35(f)     10/01/2066           2,135
        1,750   NextEra Energy Capital Holdings, Inc.                             6.65         6/15/2067           1,361
        2,150   NextEra Energy Capital Holdings, Inc.                             7.30         9/01/2067           2,042
        3,312   PPL Capital Funding, Inc.                                         6.70         3/30/2067           2,682
                                                                                                              ----------
                                                                                                                   8,220
                                                                                                              ----------
                MULTI-UTILITIES (0.9%)
        2,500   Dominion Resources, Inc.                                          7.50(f)      6/30/2066           2,094
        2,900   Dominion Resources, Inc.                                          2.93(f)      9/30/2066           2,154
        7,000   WEC Energy Group, Inc.                                            6.25         5/15/2067           5,792
                                                                                                              ----------
                                                                                                                  10,040
                                                                                                              ----------
                Total Utilities                                                                                   18,260
                                                                                                              ----------
                Total Corporate Obligations (cost: $142,463)                                                     131,653
                                                                                                              ----------
                CONVERTIBLE SECURITIES (0.0%)

                MATERIALS (0.0%)
                ----------------
                GOLD (0.0%)
          254   Hycroft Mining Corp.(h) (cost: $244)                              15.00       10/22/2020             388
                                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                           COUPON                            VALUE
(000)           SECURITY                                                          RATE         MATURITY            (000)
------------------------------------------------------------------------------------------------------------------------
                EURODOLLAR AND YANKEE OBLIGATIONS (1.5%)

                ENERGY (0.4%)
                -------------
                OIL & GAS STORAGE & TRANSPORTATION (0.4%)
$       5,544   TransCanada PipeLines Ltd.                                        6.35%        5/15/2067      $    3,825
          600   TransCanada Trust                                                 5.63         5/20/2075             540
                                                                                                              ----------
                                                                                                                   4,365
                                                                                                              ----------
                Total Energy                                                                                       4,365
                                                                                                              ----------
                FINANCIALS (0.3%)
                -----------------
                DIVERSIFIED BANKS (0.0%)
        1,000   LBI hf(b),(c),(d),(e)                                             7.43                 -(g)            -
                                                                                                              ----------
                PROPERTY & CASUALTY INSURANCE (0.3%)
        3,430   QBE Capital Funding III Ltd.(b)                                   7.25         5/24/2041           3,837
                                                                                                              ----------
                Total Financials                                                                                   3,837
                                                                                                              ----------
                MATERIALS (0.5%)
                ----------------
                DIVERSIFIED METALS & MINING (0.1%)
          800   Vedanta Resources plc(b)                                          6.00         1/31/2019             666
                                                                                                              ----------
                GOLD (0.4%)
        4,285   Newcrest Finance Proprietary Ltd.(b)                              4.45        11/15/2021           4,318
                                                                                                              ----------
                Total Materials                                                                                    4,984
                                                                                                              ----------
                UTILITIES (0.3%)
                ----------------
                ELECTRIC UTILITIES (0.3%)
        2,800   Electricite De France S.A.(b)                                     5.25                 -(g)        2,684
                                                                                                              ----------
                INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
          300   AES Gener S.A.(b)                                                 8.38        12/18/2073             317
                                                                                                              ----------
                Total Utilities                                                                                    3,001
                                                                                                              ----------
                Total Eurodollar and Yankee Obligations (cost: $18,142)                                           16,187
                                                                                                              ----------
                ASSET-BACKED SECURITIES (0.2%)

                FINANCIALS (0.2%)
                -----------------
                ASSET-BACKED FINANCING (0.2%)
        2,000   SLC Student Loan Trust                                            1.08(f)      7/15/2036           1,745
          531   SLM Student Loan Trust                                            1.19(f)     10/25/2038             466
                                                                                                              ----------
                                                                                                                   2,211
                                                                                                              ----------
                Total Financials                                                                                   2,211
                                                                                                              ----------
                Total Asset-Backed Securities (cost: $1,947)                                                       2,211
                                                                                                              ----------

================================================================================

30  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                           COUPON                            VALUE
(000)           SECURITY                                                          RATE         MATURITY            (000)
------------------------------------------------------------------------------------------------------------------------
                COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)

                FINANCIALS (0.3%)
                -----------------
$         395   Sequoia Mortgage Trust                                            1.34%(f)     9/20/2033      $      351
        2,712   Structured Asset Mortgage Investments, Inc.                       0.94(f)      7/19/2035           2,495
          412   Wells Fargo Mortgage Backed Securities Trust                      3.02(f)      4/25/2035             390
                                                                                                              ----------
                Total Financials                                                                                   3,236
                                                                                                              ----------
                Total Collateralized Mortgage Obligations (cost: $3,292)                                           3,236
                                                                                                              ----------
                COMMERCIAL MORTGAGE SECURITIES (5.8%)

                FINANCIALS (5.8%)
                -----------------
                COMMERCIAL MORTGAGE-BACKED SECURITIES (5.6%)
        1,000   Banc of America Commercial Mortgage, Inc.                         5.34        11/10/2042             996
        3,238   Banc of America Commercial Mortgage, Inc.                         5.95         7/10/2044           3,197
        1,522   Banc of America Commercial Mortgage, Inc.                         5.92         5/10/2045           1,521
        1,000   Banc of America Commercial Mortgage, Inc.                         5.42        10/10/2045             996
        4,000   Banc of America Commercial Mortgage, Inc.                         6.27         2/10/2051           4,019
        2,000   BCRR Trust(b)                                                     5.86         7/17/2040           2,051
        1,891   Bear Stearns Commercial Mortgage Securities, Inc.                 5.21         2/11/2041           1,890
        4,034   Bear Stearns Commercial Mortgage Securities, Inc.(b)              5.66         9/11/2041           3,913
          255   Bear Stearns Commercial Mortgage Securities, Inc.                 4.99         9/11/2042             256
           49   Citigroup Commercial Mortgage Trust                               5.91         3/15/2049              49
          400   Citigroup Commercial Mortgage Trust                               7.37        12/10/2049             299
        2,790   Commercial Mortgage Loan Trust                                    6.09        12/10/2049           2,036
        3,000   Commercial Mortgage Trust                                         5.38        12/10/2046           2,916
        1,000   Commercial Mortgage Trust(b)                                      5.54        12/11/2049           1,016
        7,400   Credit Suisse Commercial Mortgage
                  Pass-Through Trust                                              0.62         2/15/2040           7,064
        4,200   FREMF Mortgage Trust(b)                                           3.56         8/25/2045           4,272
        3,600   GE Capital Commercial Mortgage Corp.                              5.43        11/10/2045           3,369
        1,000   GE Capital Commercial Mortgage Corp.                              5.61        12/10/2049             976
          969   GMAC Commercial Mortgage Securities, Inc.                         4.97        12/10/2041             981
          500   GMAC Commercial Mortgage Securities, Inc.                         4.98        12/10/2041             509
          548   GMAC Commercial Mortgage Securities, Inc.                         4.81         5/10/2043             507
          946   J.P. Morgan Chase Commercial Mortgage
                  Securities Corp.                                                5.55        12/15/2044             945
        4,500   J.P. Morgan Chase Commercial Mortgage
                  Securities Corp.                                                5.98         4/17/2045           3,390
        3,000   J.P. Morgan Chase Commercial Mortgage
                  Securities Corp.                                                5.37         5/15/2047           2,991
          789   LB-UBS Commercial Mortgage Trust                                  5.28         2/15/2041             788
          153   Merrill Lynch Mortgage Trust                                      5.49         7/12/2038             153

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                           COUPON                            VALUE
(000)           SECURITY                                                          RATE         MATURITY            (000)
------------------------------------------------------------------------------------------------------------------------
$         400   Merrill Lynch Mortgage Trust                                      5.52%        7/12/2038      $      399
        3,260   Merrill Lynch Mortgage Trust                                      5.72         5/12/2039           3,254
        1,000   ML-CFC Commercial Mortgage Trust                                  5.42         8/12/2048           1,019
        1,500   ML-CFC Commercial Mortgage Trust                                  5.88         8/12/2049           1,474
          460   ML-CFC Commercial Mortgage Trust                                  5.86         9/12/2049             475
          864   Morgan Stanley Capital I Trust                                    5.20        11/14/2042             863
          800   Morgan Stanley Capital I Trust                                    5.42         3/12/2044             770
          370   Wachovia Bank Commercial Mortgage Trust                           5.84         5/15/2043             370
                                                                                                              ----------
                                                                                                                  59,724
                                                                                                              ----------
                INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.2%)
       15,400   CSAIL Commercial Mortgage Trust                                   1.98         1/15/2049           1,904
                                                                                                              ----------
                Total Financials                                                                                  61,628
                                                                                                              ----------
                Total Commercial Mortgage Securities (cost: $62,191)                                              61,628
                                                                                                              ----------
                U.S. GOVERNMENT AGENCY ISSUES (4.2%)(i)

                COMMERCIAL MORTGAGE-BACKED SECURITIES (4.2%)
        2,250   Fannie Mae(+)                                                     2.15         1/25/2023           2,247
        8,300   Freddie Mac(+)                                                    3.00        12/25/2025           8,752
        5,000   Freddie Mac(+)                                                    3.51         4/25/2030           5,358
        5,200   Freddie Mac(+)                                                    3.33         5/25/2025           5,620
        9,678   Freddie Mac(+)                                                    3.00         4/01/2046           9,919
       11,472   Freddie Mac(+)                                                    3.50         4/01/2046          12,007
                                                                                                              ----------
                                                                                                                  43,903
                                                                                                              ----------
                Total U.S. Government Agency Issues (cost: $43,319)                                               43,903
                                                                                                              ----------
                U.S. TREASURY SECURITIES (14.7%)

                BONDS (9.5%)
          250   3.18%, 8/15/2044 (STRIPS Principal)(j)                                                               116
       44,100   3.13%, 8/15/2044                                                                                  48,680
        6,000   3.00%, 11/15/2044                                                                                  6,464
        1,800   3.16%, 5/15/2045 (STRIPS Principal)(j)                                                               811
       40,700   3.00%, 5/15/2045                                                                                  43,826
                                                                                                              ----------
                                                                                                                  99,897
                                                                                                              ----------
                NOTES (5.2%)
        9,000   1.13%, 2/28/2021(k)                                                                                8,907
       12,000   1.63%, 4/30/2023                                                                                  11,982
        2,250   2.38%, 8/15/2024                                                                                   2,357
        2,000   2.25%, 11/15/2024                                                                                  2,075

================================================================================

32  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                         MARKET
AMOUNT                                                                           COUPON                            VALUE
(000)           SECURITY                                                          RATE         MATURITY            (000)
------------------------------------------------------------------------------------------------------------------------
$       5,000   2.25%, 11/15/2025                                                                             $    5,181
       25,000   1.63%, 2/15/2026                                                                                  24,506
                                                                                                              ----------
                                                                                                                  55,008
                                                                                                              ----------
                Total U.S. Treasury Securities (cost: $145,679)                                                  154,905
                                                                                                              ----------
                Total Bonds (cost: $417,277)                                                                     414,111
                                                                                                              ----------

------------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------------
                MONEY MARKET INSTRUMENTS (4.6%)

                MONEY MARKET FUNDS (4.6%)
   48,596,366   State Street Institutional Liquid Reserves Fund
                  Premier Class, 0.45%(l) (cost: $48,596)                                                         48,596
                                                                                                              ----------
                TOTAL INVESTMENTS (COST: $1,038,738)                                                          $1,050,801
                                                                                                              ==========

------------------------------------------------------------------------------------------------------------------------
                                                                                                              UNREALIZED
NUMBER OF                                                                                  CONTRACT        APPRECIATION/
CONTRACTS                                                                  EXPIRATION        VALUE        (DEPRECIATION)
LONG/(SHORT)                                                                  DATE           (000)                 (000)
------------------------------------------------------------------------------------------------------------------------
                FUTURES (1.0%)
           40   5YR U.S. Treasury Note                                      9/30/2016       $ 4,805           $        1
           25   E-mini S&P 500                                              6/17/2016         2,618                   77
           11   E-mini S&P Midcap 400                                       6/17/2016         1,641                   46
           40   Mini MSCI Emerging Markets Index                            6/17/2016         1,611                  (11)
                                                                                            -------           ----------
                TOTAL FUTURES                                                               $10,675           $      113
                                                                                            =======           ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------------
ASSETS                                            LEVEL 1              LEVEL 2              LEVEL 3                TOTAL
------------------------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                                  $214,215             $      -               $    -           $  214,215
  Preferred Stocks                                      -               17,503                  375               17,878
  Exchange-Traded Funds                            34,820                    -                    -               34,820
  Fixed-Income Exchange-Traded Funds               60,813                    -                    -               60,813
International Equity Securities:
  Common Stocks                                     9,177                    -                    -                9,177
  Exchange-Traded Funds                           215,485                    -                    -              215,485
  Fixed-Income Exchange-Traded Funds                8,380                    -                    -                8,380
Precious Metals and Commodity-
  Related Securities:
  Common Stocks                                         -                    -                   83                   83
  Exchange-Traded Funds                            13,585                    -                    -               13,585
Global Real Estate Equity Securities:
  Common Stocks                                     6,425                    -                    -                6,425
  Preferred Stocks                                      -                  601                    -                  601
  Exchange-Traded Funds                             6,632                    -                    -                6,632
Bonds:
  Corporate Obligations                                 -              128,204                3,449              131,653
  Convertible Securities                                -                  388                    -                  388
  Eurodollar and Yankee Obligations                     -               16,187                    -               16,187
  Asset-Backed Securities                               -                2,211                    -                2,211
  Collateralized Mortgage Obligations                   -                3,236                    -                3,236
  Commercial Mortgage Securities                        -               61,628                    -               61,628
  U.S. Government Agency Issues                         -               43,903                    -               43,903
  U.S. Treasury Securities                        153,978                  927                    -              154,905
Money Market Instruments:
  Money Market Funds                               48,596                    -                    -               48,596
Futures(1)                                            124                    -                    -                  124
------------------------------------------------------------------------------------------------------------------------
Total                                            $772,230             $274,788               $3,907           $1,050,925
------------------------------------------------------------------------------------------------------------------------

LIABILITIES                                       LEVEL 1              LEVEL 2              LEVEL 3                TOTAL
------------------------------------------------------------------------------------------------------------------------
Futures(1)                                           $(11)                  $-                   $-                 $(11)
------------------------------------------------------------------------------------------------------------------------
Total                                                $(11)                  $-                   $-                 $(11)
------------------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

34  | USAA CORNERSTONE MODERATE FUND

================================================================================

----------------------------------------------------------------------------------------------------------
                                       RECONCILIATION OF LEVEL 3 INVESTMENTS
----------------------------------------------------------------------------------------------------------
                                             COMMON STOCKS       PREFERRED STOCKS    CORPORATE OBLIGATIONS
----------------------------------------------------------------------------------------------------------
Balance as of May 31, 2015                        $      -               $    375                  $ 3,318
Purchases                                            6,759                  1,533                    7,181
Sales                                               (2,840)                (1,533)                  (7,384)
Transfers into Level 3                                   -                      -                        -
Transfers out of Level 3                                 -                      -                        -
Net realized loss on investments                         -                      -                   (2,019)
Change in net unrealized appreciation/
   (depreciation) of investments                    (3,836)                     -                    2,353
----------------------------------------------------------------------------------------------------------
Balance as of May 31, 2016                        $     83               $    375                  $ 3,449
----------------------------------------------------------------------------------------------------------

For the period of June 1, 2015, through May 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets.
    Investments in foreign securities were 24.1% of net assets at May 31, 2016.

    The Fund may rely on certain Securities and Exchange Commission (SEC)
    exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S.
    dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the
    U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial

================================================================================

36  | USAA CORNERSTONE MODERATE FUND

================================================================================

    mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities.
    CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent
    the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties.
    This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR     American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
            dollars.
    REIT    Real estate investment trust
    STRIPS  Separate trading of registered interest and principal of securities

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS)   Principal and interest payments are insured by AMBAC Assurance Corp.
            Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a)  The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2016.

    (b)  Restricted security that is not registered under the Securities Act of
         1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by
         Rule 144A, and as such has been deemed liquid by USAA Asset Management
         Company (the Manager) under liquidity guidelines approved by USAA
         Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c)  Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities

================================================================================

38  | USAA CORNERSTONE MODERATE FUND

================================================================================

         at May 31, 2016, was $458,000, which represented less than 0.1% of the
         Fund's net assets.

    (d)  Security was fair valued at May 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $3,907,000, which represented 0.4% of the Fund's net assets.

    (e)  At May 31, 2016, the issuer was in default with respect to interest and/or principal payments.

    (f)  Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May
         31, 2016.

    (g)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (h)  Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (i)  U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the
         Government National Mortgage Association (GNMA or Ginnie Mae) and
         certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
         FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the
         U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of
         2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA)
         to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

         and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that
         Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (j)  Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (k)  Securities with a value of $1,979,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (l)  Rate represents the money market fund annualized seven-day yield at May
         31, 2016.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

40  | USAA CORNERSTONE MODERATE FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,038,738)                     $1,050,801
   Cash denominated in foreign currencies (identified cost of $37)                             35
   Receivables:
      Capital shares sold                                                                     647
      USAA Asset Management Company (Note 5C)                                                 145
      Dividends and interest                                                                3,692
      Securities sold                                                                       9,327
   Variation margin on futures contracts                                                      114
                                                                                       ----------
         Total assets                                                                   1,064,761
                                                                                       ----------
LIABILITIES
   Payables:
      Securities purchased                                                                  5,025
      Capital shares redeemed                                                               1,251
      Bank overdraft                                                                           35
   Accrued management fees                                                                    589
   Accrued transfer agent's fees                                                               42
   Other accrued expenses and payables                                                        160
                                                                                       ----------
         Total liabilities                                                                  7,102
                                                                                       ----------
            Net assets applicable to capital shares outstanding                        $1,057,659
                                                                                       ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                     $1,056,604
   Accumulated undistributed net investment income                                          3,119
   Accumulated net realized loss on investments, options,
      and futures transactions                                                            (14,238)
   Net unrealized appreciation of investments and futures contracts                        12,176
   Net unrealized depreciation of foreign currency translations                                (2)
                                                                                       ----------
            Net assets applicable to capital shares outstanding                        $1,057,659
                                                                                       ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                         75,485
                                                                                       ==========
   Net asset value, redemption price, and offering price per share                     $    14.01
                                                                                       ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $52)                                      $ 15,300
   Interest                                                                                24,437
                                                                                         --------
      Total income                                                                         39,737
                                                                                         --------
EXPENSES
   Management fees                                                                          7,250
   Administration and servicing fees                                                        1,605
   Transfer agent's fees                                                                    2,817
   Custody and accounting fees                                                                269
   Postage                                                                                    149
   Shareholder reporting fees                                                                  78
   Trustees' fees                                                                              28
   Registration fees                                                                           44
   Professional fees                                                                          140
   Other                                                                                       20
                                                                                         --------
         Total expenses                                                                    12,400
   Expenses reimbursed                                                                     (1,701)
                                                                                         --------
         Net expenses                                                                      10,699
                                                                                         --------
NET INVESTMENT INCOME                                                                      29,038
                                                                                         --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Unaffiliated transactions                                                               231
      Affiliated transactions (Note 7)                                                        (41)
      Long-term capital gain distributions from other investment companies                    551
      Foreign currency transactions                                                            (1)
      Options                                                                                  37
      Futures transactions                                                                     26
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                         (87,064)
      Foreign currency translations                                                            (1)
      Options                                                                                 233
      Futures contracts                                                                       113
                                                                                         --------
         Net realized and unrealized loss                                                 (85,916)
                                                                                         --------
   Decrease in net assets resulting from operations                                      $(56,878)
                                                                                         ========

See accompanying notes to financial statements.

================================================================================

42  | USAA CORNERSTONE MODERATE FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

-------------------------------------------------------------------------------------------------
                                                                             2016            2015
-------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                               $   29,038      $   27,485
   Net realized gain on investments                                           190          29,138
   Net realized gain on long-term capital gain distributions
      from other investment companies                                         551             298
   Net realized loss on foreign currency transactions                          (1)           (582)
   Net realized gain (loss) on options                                         37          (2,041)
   Net realized gain on futures transactions                                   26               -
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                         (87,064)        (21,730)
      Foreign currency translations                                            (1)             (1)
      Options                                                                 233           1,734
      Futures contracts                                                       113               -
                                                                       --------------------------
      Increase (decrease) in net assets resulting from operations         (56,878)         34,301
                                                                       --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                  (28,561)        (27,634)
   Net realized gains                                                     (20,748)         (8,345)
                                                                       --------------------------
      Distributions to shareholders                                       (49,309)        (35,979)
                                                                       --------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                              149,272         200,636
   Reinvested dividends                                                    49,014          35,714
   Cost of shares redeemed                                               (185,238)       (177,657)
                                                                       --------------------------
      Increase in net assets from capital share transactions               13,048          58,693
                                                                       --------------------------
   Net increase (decrease) in net assets                                  (93,139)         57,015

NET ASSETS
   Beginning of year                                                    1,150,798       1,093,783
                                                                       --------------------------
   End of year                                                         $1,057,659      $1,150,798
                                                                       ==========================
Accumulated undistributed net investment income:
   End of year                                                         $    3,119      $    2,644
                                                                       ==========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                             10,498          13,061
   Shares issued for dividends reinvested                                   3,466           2,332
   Shares redeemed                                                        (13,038)        (11,567)
                                                                       --------------------------
      Increase in shares outstanding                                          926           3,826
                                                                       ==========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Fund qualifies as a registered investment company under
Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Cornerstone Moderate Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek a high total return.

A.  SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
    established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management
    Company (the Manager), an affiliate of the Fund.

================================================================================

44  | USAA CORNERSTONE MODERATE FUND

================================================================================

    Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the
    New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain equity securities traded in inactive markets generally are categorized in
        Level 2 of the fair value hierarchy.

    2.  Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Committee will consider such available information that it deems relevant and will determine a fair

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

        value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on events that occur on a fairly regular basis (such as U.S.
        market movements) are significant and are categorized in Level 2 of the fair value hierarchy.

    3.  Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4.  Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board.
        The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
        Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7.  Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any

================================================================================

46  | USAA CORNERSTONE MODERATE FUND

================================================================================

        transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9.  In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B.  FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted)
    in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by discounted prior tender offer, or quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C.  DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's

================================================================================

48  | USAA CORNERSTONE MODERATE FUND

================================================================================

    clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2016, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses.
    When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period.
    Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    Premiums paid for purchased options are included in the Fund's Statement of
    Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or
    ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

================================================================================

50  | USAA CORNERSTONE MODERATE FUND

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2016*
    (IN THOUSANDS)

                                       ASSET DERIVATIVES                    LIABILITY DERIVATIVES
    -------------------------------------------------------------------------------------------------

                             STATEMENT OF                          STATEMENT OF
    DERIVATIVES NOT          ASSETS AND                            ASSETS AND
    ACCOUNTED FOR AS         LIABILITIES                           LIABILITIES
    HEDGING INSTRUMENTS      LOCATION               FAIR VALUE     LOCATION                FAIR VALUE
    -------------------------------------------------------------------------------------------------
    Interest rate contracts  Net unrealized           $  1**                                 $ -
                             appreciation of
                             investments and
                             futures contracts
    -------------------------------------------------------------------------------------------------
    Equity contracts         Net unrealized            123**       Net unrealized             11**
                             appreciation of                       appreciation of
                             investments and                       investments and
                             futures contracts                     futures contracts
    -------------------------------------------------------------------------------------------------
    Total                                             $124                                   $11
    -------------------------------------------------------------------------------------------------

    * For open derivative instruments as of May 31, 2016, see the Portfolio of
      Investments, which also is indicative of activity for the year ended
      May 31, 2016.

   ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

      THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR
      THE YEAR ENDED MAY 31, 2016
      (IN THOUSANDS)

                                                                                       CHANGE IN
                                                                                       UNREALIZED
    DERIVATIVES NOT                                                 REALIZED           APPRECIATION/
    ACCOUNTED FOR AS         STATEMENT OF                           GAIN (LOSS)        (DEPRECIATION)
    HEDGING INSTRUMENTS      OPERATIONS LOCATION                    ON DERIVATIVES     ON DERIVATIVES
    -------------------------------------------------------------------------------------------------
    Interest rate contracts  Net realized gain (loss) on               $ 194               $  1
                             Options and Futures
                             transactions / Change in
                             net unrealized appreciation/
                             (depreciation) of Options and
                             Futures contracts
    -------------------------------------------------------------------------------------------------
    Equity contracts         Net realized gain (loss) on                (131)               345
                             Options and Futures
                             transactions / Change in
                             net unrealized appreciation/
                             (depreciation) of Options and
                             Futures contracts
    -------------------------------------------------------------------------------------------------
    Total                                                              $  63               $346
    -------------------------------------------------------------------------------------------------

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

D.  FEDERAL TAXES - The Fund's policy is to comply with the requirements of the
    Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E.  INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis.
    Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F.  FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1.  Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2.  Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

52  | USAA CORNERSTONE MODERATE FUND

================================================================================

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery
    and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery.
    The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

H.  EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May
    31, 2016, there were no custodian and other bank credits.

I.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended May 31, 2016, the Fund paid CAPCO facility fees of $6,000, which represents 1.5% of the total fees paid to CAPCO by the USAA Funds. The
Fund had no borrowings under this agreement during the year ended May 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax

================================================================================

54  | USAA CORNERSTONE MODERATE FUND

================================================================================

regulations and may differ from those determined in accordance with U.S.
generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, defaulted bond, distributions, grantor trusts expense, and hybrid interest accrual adjustments resulted in reclassifications to the Statement of Assets and Liabilities to
decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $2,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2016, and
2015, was as follows:

                                                            2016                 2015
                                                        --------------------------------
Ordinary income*                                        $28,561,000          $27,634,000
Long-term realized capital gain                          20,748,000            8,345,000
                                                        -----------          -----------
  Total distributions paid                              $49,309,000          $35,979,000
                                                        ===========          ===========

As of May 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                 3,216,000
Accumulated capital and other losses                                         (13,853,000)
Unrealized appreciation of investments                                        11,789,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, partnership basis and grantor trusts expense adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended May 31, 2016, the Fund deferred to June 1, 2016, post October capital losses of $13,853,000.

For the year ended May 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the
Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2016, were $724,795,000 and
$754,634,000, respectively.

As of May 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $1,038,500,000.

Gross unrealized appreciation and depreciation of investments as of May 31,
2016, for federal income tax purposes, were $63,269,000 and $50,968,000, respectively, resulting in net unrealized appreciation of $12,301,000.

For the year ended May 31, 2016, transactions in written call and put options*
were as follows:

                                                                                     PREMIUMS
                                                             NUMBER OF               RECEIVED
                                                             CONTRACTS                (000's)
                                                             --------------------------------
Outstanding at May 31, 2015                                        230                  $ 442
Options written                                                      -                      -
Options terminated in closing purchase transactions               (115)                  (276)
Options expired                                                   (115)                  (166)
                                                             --------------------------------
Outstanding at May 31, 2016                                          -                  $   -
                                                             --------------------------------

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

================================================================================

56  | USAA CORNERSTONE MODERATE FUND

================================================================================

(5) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES - The Manager provides investment management services to the
    Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the
    Fund's assets. For the year ended May 31, 2016, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.70% of the Fund's average net assets.
    Prior to October 1, 2015, the base investment management fee was 0.75% of the Fund's average net assets.

    The performance adjustment is calculated monthly by comparing the Fund's performance over the performance period to that of the Lipper Balanced Funds
    Index. The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds in the Lipper Balanced Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 100 to 400                               +/- 4
    +/- 401 to 700                               +/- 5
    +/- 701 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

    in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the
    Fund had overall negative returns during the performance period.

    For the year ended May 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $7,250,000, which included a (0.04)%
    performance adjustment of $(424,000).

B.  ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the
    Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2016, the Fund incurred administration and servicing fees, paid or payable to the
    Manager, of $1,605,000.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2016, the Fund reimbursed the Manager $28,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C.  EXPENSE LIMITATION - The Manager agreed, through October 1, 2016, to limit the total annual operating expenses of the Fund to 1.00% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2016, without approval of the
    Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2016, the Fund incurred reimbursable expenses of $1,701,000, of which $145,000 was receivable from the Manager.

================================================================================

58  | USAA CORNERSTONE MODERATE FUND

================================================================================

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder
    Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,817,000.

E.  UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                      NET REALIZED
                                                        COST TO       GAIN (LOSS)
SELLER                          PURCHASER              PURCHASER        TO SELLER
----------------------------------------------------------------------------------
Cornerstone Moderate        Short-Term Bond           $11,675,000     $  (9,000)
Cornerstone Moderate        Total Return Strategy          42,000       (32,000)
Managed Allocation          Cornerstone Moderate        1,497,000      (361,000)
Target Managed Allocation   Cornerstone Moderate        1,213,000         8,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED MAY 31,
                                  -----------------------------------------------------------------------
                                        2016            2015          2014            2013           2012
                                  -----------------------------------------------------------------------
Net asset value at
  beginning of period             $    15.43      $    15.46    $    14.49        $  13.07       $  14.29
                                  -----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .39             .37           .38             .40            .40
  Net realized and unrealized
    gain (loss)                        (1.15)            .10           .98            1.42          (1.22)
                                  -----------------------------------------------------------------------
Total from investment
  operations                            (.76)            .47          1.36            1.82           (.82)
                                  -----------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.38)           (.38)         (.39)           (.40)          (.40)
  Realized capital gains                (.28)           (.12)            -               -              -
                                  -----------------------------------------------------------------------
Total distributions                     (.66)           (.50)         (.39)           (.40)          (.40)
                                  -----------------------------------------------------------------------
Net asset value at end
  of period                       $    14.01      $    15.43    $    15.46        $  14.49       $  13.07
                                  =======================================================================

Total return (%)*                      (4.89)           3.10          9.60           14.17          (5.70)
Net assets at end of
  period (000)                    $1,057,659      $1,150,798    $1,093,783        $944,828       $766,037
Ratios to average net assets:**
  Expenses (%)(a)                       1.00            1.00          1.00            1.00           1.00
  Expenses, excluding
    reimbursements (%)(a)               1.16            1.19          1.22            1.30           1.38
  Net investment income (%)             2.72            2.46          2.60            2.87           3.03
Portfolio turnover (%)                    70(b)           44            46              66(b)         119(b)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $1,069,390,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                           -               -          (.00%)(+)       (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Reflects increased/decreased trading activity due to asset allocation changes.

================================================================================

60  | USAA CORNERSTONE MODERATE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2015, through May
31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  61

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical"
is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                          BEGINNING                ENDING               DURING PERIOD*
                                        ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2015 -
                                       DECEMBER 1, 2015         MAY 31, 2016             MAY 31, 2016
                                       -----------------------------------------------------------------
Actual                                    $1,000.00              $  998.50                   $5.00
Hypothetical
  (5% return before expenses)              1,000.00               1,020.00                    5.05

*Expenses are equal to the Fund's annualized expense ratio of 1.00%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (0.15)% for the six-month period of
 December 1, 2015, through May 31, 2016.

================================================================================

62  | USAA CORNERSTONE MODERATE FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the
Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent
Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the
Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory
Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of
Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current

================================================================================

64  | USAA CORNERSTONE MODERATE FUND

================================================================================

staffing levels. The allocation of the Fund's brokerage, including the
Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements -
was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, was above the median of its expense

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

group and below the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager.
The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account the Manager's current undertakings to maintain expense limitations for the Fund. The Board also took into account management's discussion with respect to the Fund's expenses. The Board also considered that the Fund's management fee rate was reduced in October 2015, and that the effects of this fee reduction are not reflected in the Fund's total expenses in the third party report.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results.
The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the
"performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the
Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended
December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, five-, and ten-year periods ended December 31, 2015. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered

================================================================================

66  | USAA CORNERSTONE MODERATE FUND

================================================================================

profitability information related to the management revenues from the Fund.
This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the
Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The
Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The
Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the Fund's current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and management is appropriately monitoring the Fund's performance; (iv) the
Fund's advisory expenses are reasonable in relation to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

those of similar funds and to the services to be provided by the Manager; and
(v) the Manager and its affiliates' level of profitability, if any, from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

68  | USAA CORNERSTONE MODERATE FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the
USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the
Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the Funds' Trustees, you may call
(800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the Funds'
statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present);
Director of USAA Asset Management Company (AMCO) (12/11-present); Director of
USAA Investment Management Company (IMCO) (10/09-present); President, IMCO
(10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA
Shareholder Account Services (SAS) (10/09-present); Senior Vice President of
USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present);
Director of FPS (12/13-present); President and Director of USAA Investment
Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research
Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds.
Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

70  | USAA CORNERSTONE MODERATE FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an
investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and
Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley
brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr.
McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since
10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of
Business at Rice University (07/13-present); Associate Professor of Finance at
Jesse H. Jones Graduate School of Business at Rice University (07/01-present);
Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate
School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the
Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

72  | USAA CORNERSTONE MODERATE FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1)  Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company
         Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7)  The address for all non-interested trustees is that of the USAA Funds,
         P.O. Box 659430, San Antonio, TX 78265-9430.
    (8)  Dr. Ostdiek has been designated as an Audit and Compliance Committee
         Financial Expert by the Funds' Board.
    (9)  Ms. Hawley has been designated as an Audit and Compliance Committee
         Financial Expert by the Funds' Board.
    (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

INTERESTED OFFICERS(1)
-------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment
Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio
Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President,
Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice
President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG
General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel
(11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13);
Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO,
SAS, and ICORP.

================================================================================

74  | USAA CORNERSTONE MODERATE FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA
(11/14-present); Executive Director, Lead Securities Attorney, FASG General
Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr.
Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA
(12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO,
(04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA
(04/13-present); Director, Institutional Asset Management Compliance, AMCO
(03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO
(06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

76  | USAA CORNERSTONE MODERATE FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional
Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at
USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   26889-0716                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                                         [GRAPHIC OF USAA EMERGING MARKETS FUND]

===============================================================

         ANNUAL REPORT
         USAA EMERGING MARKETS FUND
         FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
         MAY 31, 2016

===============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AN INVESTMENT PLAN CAN KEEP US FROM MAKING
HASTY PORTFOLIO DECISIONS BASED ON MARKET           [PHOTO OF BROOKS ENGLEHARDT]
TURMOIL, WHILE GIVING US FLEXIBILITY TO TAKE
ADVANTAGE OF ATTRACTIVE OPPORTUNITIES WHEN
THEY ARISE."

--------------------------------------------------------------------------------

JULY 2016

Global equity markets were volatile during the reporting period ended May 31,
2016. Concerns about the global economy--especially worries about China's growth and the potential "Brexit"--fueled the turmoil. Global stocks sold off in August to September 2015 and then again during the first six weeks of 2016. Both declines were followed by strong rallies. By the end of the reporting period, the broad U.S. stock market had generated a modest gain, but non-U.S. stocks stayed in negative territory.

U.S. stocks were able to recover their losses, in our opinion, because the U.S.
economy continued to grow (albeit slowly) and U.S. employers continued to add jobs. Market participants may have believed there was little chance of a recession in the near term. We remain cautious about the U.S. economic outlook at the time of this writing. Overall, in 2016, we expect the economy to continue running low and slow, with the weak 0.8% growth recorded in the first quarter of
2016 supporting this assessment.

Surprisingly, despite the disappointing economic data, investors were able to shrug off news of bad earnings during the reporting period. In the first quarter of 2016, companies comprising the S&P 500(R) Index suffered their fourth consecutive quarter of year-over-year earnings declines. Some commentators argued that the news was not that dismal if you factored out energy and metals and mining companies. At USAA Investments, we take the data as it is, not as we would prefer it to be. Indeed, we anticipate that corporate earnings will decline again in the second quarter of 2016. We also expect that revenues will continue to fall. To compensate for this, many companies have cut operating costs, reduced capital spending, and bought back their shares. However, we think they may have extracted most of what they can with these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Meanwhile, the Federal Reserve (the Fed) started raising interest rates during the reporting period, lifting the federal funds target rate by 0.25% in December
2015. At the same time, Fed policymakers mentioned that four

================================================================================

================================================================================

interest rate increases were likely for 2016. They subsequently cut this projection to two interest rate increases, largely because of global market turmoil and weaker-than-expected U.S. economic data during the first quarter of
2016. In early June 2016, after a disappointing employment rate, investors appeared to dial back expectations further, pricing in just a single interest rate increase in 2016. At USAA Investments, we have believed for some time that
Fed policymakers are unlikely to raise interest rates rapidly because they do not want to jeopardize U.S. economic growth. We continue to believe one or two interest rate increases are likely in 2016. While there is a chance that inflation measures may turn higher, we believe those pressures are likely to be temporary.

Looking ahead, we expect market turbulence to continue. In volatile times, it can be a challenge to find investments that provide adequate compensation relative to the risk assumed. This is one reason we should all have an investment plan. An investment plan can help us stay focused on what is most important--our objectives, time horizon, and risk tolerance. An investment plan can keep us from making hasty portfolio decisions based on market turmoil, while giving us flexibility to take advantage of attractive opportunities when they arise. Time horizon is critical. After all, dramatic price movements like those seen during the reporting period can smooth into smaller dips in the long term.
If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead we will continue monitoring market conditions, global events, economic trends, Fed monetary policy, and other factors that could potentially affect your investments. We remain committed to providing you with our best advice, top-notch service, and a variety of mutual funds. At USAA Investments, we look forward to continuing to help you with your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities markets. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             14

    Report of Independent Registered
      Public Accounting Firm                                                  15

    Portfolio of Investments                                                  16

    Notes to Portfolio of Investments                                         29

    Financial Statements                                                      31

    Notes to Financial Statements                                             35

EXPENSE EXAMPLE                                                               54

ADVISORY AGREEMENT(S)                                                         56

TRUSTEES' AND OFFICERS' INFORMATION                                           64

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

207231-0716

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA EMERGING MARKETS FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of emerging market companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.
This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Lazard Asset Management                        Brandes Investment Partners, L.P.
    JAI JACOB                                      DOUGLAS EDMAN, CFA
    JAMES M. DONALD, CFA                           CHRIS GARRETT, CFA
    KEVIN O'HARE, CFA                              LOUIS LAU, CFA
    STEPHEN MARRA, CFA                             MAURICIO ABADIA*
                                                   GERARDO ZAMORANO, CFA
Victory Capital Management Inc.
    MARGARET LINDSAY
    TIFFANY KUO, CFA
    JOSHUA LINDLAND, CFA

--------------------------------------------------------------------------------

o   PLEASE CHARACTERIZE THE PERFORMANCE OF EMERGING MARKETS DURING THE
    REPORTING PERIOD.

    During the reporting period ended May 31, 2016, the environment for emerging markets improved for some previously troubled countries and deteriorated for others. Brazil and Argentina benefited from greater political clarity and economic rehabilitation. In Brazil, an impeachment process against President
    Dilma Rousseff was launched, and Acting President Michel Temer sought to push through reforms and restructure the economy. Argentina appeared to have turned a corner under President Mauricio Macri, re-entering the global capital markets with strong demand for its recent bond issue and recovering economic activity. South Africa, however, faced an imminent rating downgrade to below-investment-grade status. Nigeria seemed likely to finally devalue its currency; and, most seriously, Venezuela appeared to be on the verge of political upheaval due to the collapse of its economy. In addition, the
    Turkish economy struggled under the leadership of President Recep Erdogan.
    Russia remained in a stable pattern as oil prices rebounded.

    *Effective February 2016, Mauricio Abadia began co-managing a portion of the
    Fund.

================================================================================

2  | USAA EMERGING MARKETS FUND

================================================================================

    China's economic growth and currency exchange outlook improved following a prolonged slump.

o   HOW DID THE USAA EMERGING MARKETS FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and
    Adviser Shares. For the reporting period ended May 31, 2016, the Fund
    Shares, Institutional Shares, and Adviser Shares had a total return of
    -12.83%, -12.59%, and -12.99%, respectively. This compares to returns of
    -17.63% for the MSCI Emerging Markets Index, and -14.59% for the Lipper
    Emerging Markets Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Lazard Asset Management (Lazard), Victory Capital Management
    Inc. (Victory Capital), and Brandes Investment Partners, L.P. (Brandes) are
    subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID LAZARD'S PORTION OF THE FUND PERFORM?

    The Lazard portion of the portfolio outperformed the benchmark during the reporting period. On a sector basis, stock selection within the financials, information technology, industrials, consumer staples, telecom services, and health care sectors added to relative performance, as did an overweight to information technology. Conversely, stock selection in the materials and energy sectors detracted from performance. On a country basis, stock

    You will find a complete list of securities that the Fund owns on pages
    16-28.

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    selection in China, Russia, Turkey, Taiwan, and Poland contributed to returns, as did an overweight position in Russia and Turkey. Conversely, stock selection in South Korea, Brazil, India, and the Philippines detracted from performance, as did an underweight position in South Korea.

o   HOW DID VICTORY CAPITAL'S PORTION OF THE FUND PERFORM?

    Victory Capital's portion of the Fund outperformed the benchmark during the reporting period. Victory Capital's holdings within the finance, health technology, and producer manufacturing sectors were among the top contributors, while positions in the electronic technology, technology services, and process industries sectors detracted from performance. On a country basis, stock selection was strong within Taiwan, Hong Kong, and
    Thailand, while selection in South Korea, India, and Malaysia lagged. At the stock level, top contributors included Hota Industrial Manufacturing Co.
    Ltd., a Taiwanese automotive components manufacturer; Chularat Hospital PCL
    NVDR, a Thai private hospital operator; and My E.G. Services Berhad, a
    Malaysian e-services solutions provider. Positions in Leaders Cosmetics*, a
    South Korean cosmetic products manufacturer; Mahindra CIE Automotive Ltd.*, an Indian auto components manufacturer; and IFCA MSC Bhd*, a Malaysian real estate software company, were among the detractors.

o   HOW DID BRANDES' PORTION OF THE FUND PERFORM?

    The Brandes portion of the Fund outperformed the benchmark during the reporting period. Allocations to companies within the financials, telecommunication services, and utility sectors contributed to relative performance. On a country basis, holdings in the Czech Republic and Russia aided returns, as did a significant underweight position in China. Top individual performers included the telecommunication services provider 02
    Czech Republic A.S. and the Brazilian water utility

    *Leaders Cosmetics, Mahindra CIE Automotive Ltd., and IFCA MSC Bhd were sold out of the Fund prior to May 31, 2016.

================================================================================

4  | USAA EMERGING MARKETS FUND

================================================================================

    SABESP. Conversely, positions in the information technology and industrials sectors detracted from performance. Notable individual detractors included the Chinese down-apparel manufacturer Bosideng International Holdings Ltd., and the industrial gas company Yingde Gases Group Co. Portfolio activity during the reporting period included full sales of SABESP and the Hungarian pharmaceutical firm Chemical Works of Gedeon Richter plc. Additionally,
    Brandes initiated positions in a number of companies, including the
    Brazil-based food retailer Cia Brasileira de Distribuicao.

    Thank you for allowing us to help you manage your investments.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S.
    Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA EMERGING MARKETS FUND SHARES (FUND SHARES)
(Ticker Symbol: USEMX)

--------------------------------------------------------------------------------
                                        5/31/16                      5/31/15
--------------------------------------------------------------------------------
Net Assets                           $302.0 Million              $500.5 Million
Net Asset Value Per Share                $14.23                      $16.46

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
    1 YEAR                            5 YEARS                         10 YEARS
    -12.83%                            -6.50%                           1.36%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/15*
--------------------------------------------------------------------------------
                                      1.50%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA EMERGING MARKETS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                     LIPPER                        USAA
                        MSCI EMERGING            EMERGING MARKETS             EMERGING MARKETS
                        MARKETS INDEX              FUNDS INDEX                   FUND SHARES
05/31/06                 $10,000.00                $10,000.00                   $10,000.00
06/30/06                   9,975.55                  9,950.47                     9,941.00
07/31/06                  10,118.34                 10,164.34                    10,000.00
08/31/06                  10,376.16                 10,441.16                    10,208.00
09/30/06                  10,462.55                 10,518.86                    10,386.00
10/31/06                  10,959.35                 11,068.23                    10,856.00
11/30/06                  11,774.01                 11,795.53                    11,629.00
12/31/06                  12,304.15                 12,332.35                    12,121.00
01/31/07                  12,171.66                 12,273.27                    12,055.00
02/28/07                  12,099.41                 12,158.12                    11,905.00
03/31/07                  12,581.24                 12,621.58                    12,319.00
04/30/07                  13,163.73                 13,219.52                    12,806.00
05/31/07                  13,815.71                 13,930.92                    13,623.00
06/30/07                  14,463.33                 14,416.09                    14,122.00
07/31/07                  15,226.46                 14,938.70                    14,705.00
08/31/07                  14,902.88                 14,614.88                    14,452.00
09/30/07                  16,548.64                 16,032.68                    15,660.00
10/31/07                  18,394.16                 17,743.36                    17,223.00
11/30/07                  17,090.28                 16,653.11                    16,081.00
12/31/07                  17,150.21                 16,803.18                    16,194.00
01/31/08                  15,009.95                 14,947.45                    14,746.00
02/29/08                  16,117.88                 15,599.85                    15,348.00
03/31/08                  15,264.93                 14,873.07                    14,733.00
04/30/08                  16,503.75                 15,998.08                    15,903.00
05/31/08                  16,809.92                 16,292.77                    16,181.00
06/30/08                  15,133.34                 14,616.63                    14,621.00
07/31/08                  14,562.51                 14,105.60                    14,217.00
08/31/08                  13,399.33                 13,033.87                    13,153.00
09/30/08                  11,054.41                 10,896.53                    11,017.00
10/31/08                   8,029.07                  7,732.12                     7,915.00
11/30/08                   7,424.66                  7,070.46                     7,214.00
12/31/08                   8,003.73                  7,601.94                     7,830.00
01/31/09                   7,486.85                  6,945.87                     7,185.00
02/28/09                   7,064.51                  6,554.66                     6,833.00
03/31/09                   8,079.75                  7,399.57                     7,684.00
04/30/09                   9,424.28                  8,622.22                     8,945.00
05/31/09                  11,034.59                 10,184.20                    10,565.00
06/30/09                  10,885.94                 10,063.78                    10,382.00
07/31/09                  12,110.02                 11,227.86                    11,570.00
08/31/09                  12,066.69                 11,273.26                    11,606.00
09/30/09                  13,161.99                 12,279.86                    12,713.00
10/31/09                  13,178.27                 12,130.71                    12,574.00
11/30/09                  13,744.32                 12,795.60                    13,226.00
12/31/09                  14,287.13                 13,246.13                    13,689.00
01/31/10                  13,490.31                 12,505.26                    12,944.00
02/28/10                  13,537.76                 12,611.03                    13,033.00
03/31/10                  14,630.72                 13,654.66                    14,073.00
04/30/10                  14,807.98                 13,752.10                    14,124.00
05/31/10                  13,366.25                 12,455.14                    12,679.00
06/30/10                  13,406.24                 12,460.05                    12,649.00
07/31/10                  14,522.64                 13,622.55                    13,844.00
08/31/10                  14,240.61                 13,357.53                    13,497.00
09/30/10                  15,823.13                 14,871.24                    14,980.00
10/31/10                  16,282.58                 15,331.60                    15,334.00
11/30/10                  15,852.75                 14,943.18                    15,002.00
12/31/10                  16,983.99                 15,914.31                    16,046.00
01/31/11                  16,523.22                 15,400.26                    15,526.00
02/28/11                  16,369.13                 15,256.90                    15,333.00
03/31/11                  17,331.55                 16,047.38                    16,105.00
04/30/11                  17,869.15                 16,624.01                    16,513.00
05/31/11                  17,400.45                 16,186.44                    16,009.00
06/30/11                  17,132.80                 15,976.13                    15,727.00
07/31/11                  17,056.70                 15,946.68                    15,541.00
08/31/11                  15,532.43                 14,636.80                    14,064.00
09/30/11                  13,267.89                 12,361.38                    11,749.00
10/31/11                  15,025.30                 13,877.33                    13,203.00
11/30/11                  14,023.94                 13,422.28                    12,758.00
12/31/11                  13,854.92                 12,990.16                    12,229.00
01/31/12                  15,426.41                 14,352.15                    13,693.00
02/29/12                  16,350.47                 15,206.89                    14,406.00
03/31/12                  15,806.15                 14,880.85                    13,755.00
04/30/12                  15,615.79                 14,698.42                    13,507.00
05/31/12                  13,864.56                 13,106.93                    11,973.00
06/30/12                  14,399.67                 13,714.17                    12,477.00
07/31/12                  14,680.58                 13,845.60                    12,577.00
08/31/12                  14,631.69                 13,943.15                    12,562.00
09/30/12                  15,514.59                 14,676.34                    13,329.00
10/31/12                  15,420.39                 14,635.34                    13,058.00
11/30/12                  15,616.18                 14,798.20                    13,027.00
12/31/12                  16,379.74                 15,601.94                    13,771.00
01/31/13                  16,605.57                 15,827.66                    14,013.00
02/28/13                  16,396.96                 15,678.83                    14,068.00
03/31/13                  16,114.53                 15,513.55                    13,787.00
04/30/13                  16,235.98                 15,734.80                    13,857.00
05/31/13                  15,819.44                 15,330.34                    13,623.00
06/30/13                  14,812.41                 14,352.61                    12,638.00
07/31/13                  14,967.16                 14,580.52                    12,818.00
08/31/13                  14,710.08                 14,108.99                    12,474.00
09/30/13                  15,666.67                 15,126.92                    13,404.00
10/31/13                  16,427.81                 15,785.64                    13,990.00
11/30/13                  16,187.60                 15,522.94                    13,857.00
12/31/13                  15,953.56                 15,400.63                    13,718.00
01/31/14                  14,917.61                 14,365.21                    12,682.00
02/28/14                  15,411.76                 14,891.89                    13,043.00
03/31/14                  15,884.85                 15,334.08                    13,530.00
04/30/14                  15,937.90                 15,433.61                    13,530.00
05/31/14                  16,494.23                 16,000.55                    14,244.00
06/30/14                  16,932.46                 16,406.59                    14,621.00
07/31/14                  17,259.88                 16,512.35                    14,613.00
08/31/14                  17,648.83                 16,968.72                    14,998.00
09/30/14                  16,340.68                 15,821.83                    13,773.00
10/31/14                  16,533.33                 15,974.49                    14,009.00
11/30/14                  16,358.48                 15,821.95                    13,742.00
12/31/14                  15,604.56                 14,991.17                    12,744.00
01/31/15                  15,698.11                 15,049.92                    12,609.00
02/28/15                  16,184.18                 15,478.68                    12,816.00
03/31/15                  15,954.03                 15,148.91                    12,553.00
04/30/15                  17,181.11                 16,087.71                    13,470.00
05/31/15                  16,493.07                 15,606.98                    13,127.00
06/30/15                  16,064.75                 15,249.26                    12,888.00
07/31/15                  14,951.15                 14,393.38                    12,130.00
08/31/15                  13,598.85                 13,086.37                    11,022.00
09/30/15                  13,189.77                 12,701.23                    10,679.00
10/31/15                  14,130.62                 13,536.77                    11,484.00
11/30/15                  13,579.42                 13,163.59                    11,285.00
12/31/15                  13,276.71                 12,818.15                    10,944.00
01/31/16                  12,415.38                 12,145.32                    10,405.00
02/29/16                  12,395.09                 12,053.35                    10,269.00
03/31/16                  14,035.29                 13,544.07                    11,507.00
04/30/16                  14,111.58                 13,755.76                    11,797.00
05/31/16                  13,585.17                 13,329.39                    11,443.00

                                   [END CHART]

                       Data from 5/31/06 through 5/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Shares to the following benchmarks:

o   The unmanaged MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

o   The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds within the Lipper Emerging Markets Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Emerging Markets Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA EMERGING MARKETS FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIEMX)

--------------------------------------------------------------------------------
                                        5/31/16                     5/31/15
--------------------------------------------------------------------------------
Net Assets                           $604.0 Million              $637.0 Million
Net Asset Value Per Share                $14.20                       $16.42

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                    SINCE INCEPTION 8/01/08
    -12.59%                  -6.24%                             -2.26%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/15*
--------------------------------------------------------------------------------
                                      1.27%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which exclude acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies.
Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA EMERGING MARKETS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        LIPPER EMERGING                  MSCI                     USAA EMERGING
                         MARKETS FUNDS             EMERGING MARKETS                MARKETS FUND
                             INDEX                      INDEX                  INSTITUTIONAL SHARES
07/31/08                   $10,000.00                 $10,000.00                   $10,000.00
08/31/08                     9,240.21                   9,204.52                     9,355.60
09/30/08                     7,724.97                   7,594.69                     7,836.31
10/31/08                     5,481.60                   5,517.29                     5,630.29
11/30/08                     5,012.52                   5,102.36                     5,131.70
12/31/08                     5,389.31                   5,501.72                     5,573.05
01/31/09                     4,924.20                   5,148.66                     5,117.78
02/28/09                     4,646.85                   4,859.08                     4,871.84
03/31/09                     5,245.84                   5,558.04                     5,484.09
04/30/09                     6,112.62                   6,483.80                     6,384.15
05/31/09                     7,219.97                   7,595.45                     7,545.85
06/30/09                     7,134.60                   7,494.64                     7,415.03
07/31/09                     7,959.86                   8,342.75                     8,273.23
08/31/09                     7,992.05                   8,315.13                     8,299.39
09/30/09                     8,705.66                   9,071.25                     9,094.79
10/31/09                     8,599.92                   9,083.31                     9,000.60
11/30/09                     9,071.29                   9,473.95                     9,471.56
12/31/09                     9,390.69                   9,849.25                     9,807.63
01/31/10                     8,865.46                   9,301.54                     9,273.63
02/28/10                     8,940.44                   9,336.23                     9,342.36
03/31/10                     9,680.31                  10,090.71                    10,093.13
04/30/10                     9,749.39                  10,215.22                    10,130.14
05/31/10                     8,829.92                   9,224.74                     9,104.44
06/30/10                     8,833.41                   9,254.27                     9,083.29
07/31/10                     9,657.55                  10,031.48                     9,945.09
08/31/10                     9,469.67                   9,840.03                     9,701.89
09/30/10                    10,542.79                  10,934.88                    10,769.89
10/31/10                    10,869.16                  11,253.34                    11,028.96
11/30/10                    10,593.79                  10,956.73                    10,732.88
12/31/10                    11,282.27                  11,739.89                    11,541.35
01/31/11                    10,917.84                  11,423.61                    11,178.18
02/28/11                    10,816.20                  11,318.77                    11,044.66
03/31/11                    11,376.60                  11,986.03                    11,600.10
04/30/11                    11,785.40                  12,360.44                    11,899.18
05/31/11                    11,475.19                  12,041.15                    11,536.01
06/30/11                    11,326.09                  11,860.98                    11,338.40
07/31/11                    11,305.21                  11,816.37                    11,204.89
08/31/11                    10,376.59                  10,764.74                    10,142.08
09/30/11                     8,763.46                   9,197.12                     8,475.76
10/31/11                     9,838.17                  10,416.25                     9,527.89
11/30/11                     9,515.57                   9,722.61                     9,207.45
12/31/11                     9,209.22                   9,606.36                     8,829.95
01/31/12                    10,174.79                  10,697.83                     9,888.20
02/29/12                    10,780.75                  11,340.61                    10,408.93
03/31/12                    10,549.60                  10,964.50                     9,938.60
04/30/12                    10,420.27                  10,835.34                     9,759.42
05/31/12                     9,292.01                   9,625.84                     8,656.38
06/30/12                     9,722.50                  10,001.88                     9,025.93
07/31/12                     9,815.67                  10,204.18                     9,098.72
08/31/12                     9,884.83                  10,174.69                     9,087.52
09/30/12                    10,404.62                  10,790.66                     9,641.84
10/31/12                    10,375.56                  10,726.31                     9,451.47
11/30/12                    10,491.01                  10,863.28                     9,429.07
12/31/12                    11,060.81                  11,395.75                     9,973.87
01/31/13                    11,220.84                  11,554.64                    10,149.75
02/28/13                    11,115.32                  11,411.13                    10,195.14
03/31/13                    10,998.15                  11,192.26                     9,990.89
04/30/13                    11,155.00                  11,306.01                    10,047.63
05/31/13                    10,868.26                  11,021.27                     9,877.42
06/30/13                    10,175.11                  10,324.88                     9,162.57
07/31/13                    10,336.69                  10,438.34                     9,293.06
08/31/13                    10,002.41                  10,263.17                     9,049.10
09/30/13                    10,724.05                  10,933.84                     9,724.23
10/31/13                    11,191.04                  11,466.66                    10,149.74
11/30/13                    11,004.81                  11,299.89                    10,058.97
12/31/13                    10,918.10                  11,137.43                     9,958.64
01/31/14                    10,184.05                  10,416.70                     9,209.31
02/28/14                    10,557.43                  10,763.95                     9,478.16
03/31/14                    10,870.92                  11,096.78                     9,832.80
04/30/14                    10,941.48                  11,138.09                     9,832.80
05/31/14                    11,343.41                  11,529.40                    10,353.33
06/30/14                    11,631.26                  11,840.94                    10,627.89
07/31/14                    11,706.24                  12,079.62                    10,622.17
08/31/14                    12,029.78                  12,356.67                    10,902.45
09/30/14                    11,216.70                  11,443.32                    10,010.12
10/31/14                    11,324.93                  11,579.57                    10,187.44
11/30/14                    11,216.79                  11,457.79                     9,992.96
12/31/14                    10,627.81                  10,935.14                     9,271.63
01/31/15                    10,669.47                  11,001.59                     9,178.45
02/28/15                    10,973.43                  11,343.55                     9,329.87
03/31/15                    10,739.64                  11,184.52                     9,131.86
04/30/15                    11,405.19                  12,047.58                     9,807.43
05/31/15                    11,064.38                  11,325.70                     9,562.83
06/30/15                    10,810.79                  11,031.57                     9,388.11
07/31/15                    10,204.01                  10,266.87                     8,834.84
08/31/15                     9,277.43                   9,338.26                     8,031.14
09/30/15                     9,004.39                   9,057.34                     7,786.54
10/31/15                     9,596.73                   9,703.42                     8,368.93
11/30/15                     9,332.17                   9,324.91                     8,229.16
12/31/15                     9,087.27                   9,117.04                     7,982.00
01/31/16                     8,610.28                   8,525.57                     7,593.00
02/29/16                     8,545.08                   8,511.64                     7,499.00
03/31/16                     9,601.91                   9,637.96                     8,400.00
04/30/16                     9,751.99                   9,690.34                     8,618.00
05/31/16                     9,449.71                   9,328.86                     8,359.00

                                   [END CHART]

                       Data from 7/31/08 through 5/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Emerging Markets Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Emerging Markets Funds Index and the MSCI
Emerging Markets Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA EMERGING MARKETS FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAEMX)

--------------------------------------------------------------------------------
                                        5/31/16                      5/31/15
--------------------------------------------------------------------------------
Net Assets                           $3.9 Million                 $4.6 Million
Net Asset Value Per Share              $14.19                       $16.40

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
    1 YEAR                  5 YEARS                 SINCE INCEPTION 8/01/10
    -12.99%                  -6.78%                         -3.92%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/15*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.95%         AFTER REIMBURSEMENT      1.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management
Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.75% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2016.
If the total annual operating expense ratio of the Adviser Shares is lower than
1.75%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial
Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

10  | USAA EMERGING MARKETS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                          LIPPER EMERGING                                            USAA EMERGING
                           MARKETS FUNDS                MSCI EMERGING                 MARKETS FUND
                              INDEX                     MARKETS INDEX                ADVISER SHARES
07/31/10                    $10,000.00                   $10,000.00                   $10,000.00
08/31/10                      9,805.45                     9,809.16                     9,516.13
09/30/10                     10,916.63                    10,900.57                    10,556.71
10/31/10                     11,254.57                    11,218.03                    10,801.25
11/30/10                     10,969.44                    10,922.35                    10,567.12
12/31/10                     11,682.33                    11,703.05                    11,294.94
01/31/11                     11,304.98                    11,387.76                    10,923.50
02/28/11                     11,199.74                    11,283.25                    10,787.48
03/31/11                     11,780.01                    11,948.42                    11,326.33
04/30/11                     12,203.30                    12,321.66                    11,608.83
05/31/11                     11,882.09                    12,003.37                    11,247.85
06/30/11                     11,727.70                    11,823.76                    11,049.05
07/31/11                     11,706.09                    11,779.29                    10,913.03
08/31/11                     10,744.54                    10,730.96                     9,871.95
09/30/11                      9,074.20                     9,168.26                     8,244.94
10/31/11                     10,187.02                    10,383.57                     9,265.09
11/30/11                      9,852.98                     9,692.10                     8,945.97
12/31/11                      9,535.77                     9,576.22                     8,571.56
01/31/12                     10,535.58                    10,664.27                     9,594.06
02/29/12                     11,163.03                    11,305.03                    10,094.43
03/31/12                     10,923.68                    10,930.10                     9,632.13
04/30/12                     10,789.77                    10,801.35                     9,458.09
05/31/12                      9,621.49                     9,595.64                     8,381.21
06/30/12                     10,067.25                     9,970.49                     8,729.29
07/31/12                     10,163.73                    10,172.16                     8,799.99
08/31/12                     10,235.34                    10,142.77                     8,783.68
09/30/12                     10,773.56                    10,756.81                     9,316.68
10/31/12                     10,743.46                    10,692.66                     9,120.88
11/30/12                     10,863.01                    10,829.20                     9,093.70
12/31/12                     11,453.02                    11,359.99                     9,616.54
01/31/13                     11,618.72                    11,518.38                     9,775.18
02/28/13                     11,509.46                    11,375.33                     9,813.47
03/31/13                     11,388.13                    11,157.14                     9,611.07
04/30/13                     11,550.55                    11,270.53                     9,660.30
05/31/13                     11,253.64                    10,986.68                     9,490.72
06/30/13                     10,535.91                    10,292.48                     8,801.49
07/31/13                     10,703.22                    10,405.59                     8,921.83
08/31/13                     10,357.08                    10,230.96                     8,681.14
09/30/13                     11,104.31                    10,899.53                     9,326.62
10/31/13                     11,587.87                    11,430.68                     9,725.94
11/30/13                     11,395.03                    11,264.43                     9,632.95
12/31/13                     11,305.24                    11,102.49                     9,535.75
01/31/14                     10,545.16                    10,384.01                     8,812.77
02/28/14                     10,931.79                    10,730.18                     9,064.72
03/31/14                     11,256.39                    11,061.96                     9,404.30
04/30/14                     11,329.46                    11,103.14                     9,404.30
05/31/14                     11,745.63                    11,493.22                     9,902.72
06/30/14                     12,043.70                    11,803.78                    10,160.15
07/31/14                     12,121.33                    12,041.71                    10,154.67
08/31/14                     12,456.34                    12,317.89                    10,417.58
09/30/14                     11,614.44                    11,407.41                     9,557.66
10/31/14                     11,726.50                    11,543.24                     9,721.98
11/30/14                     11,614.52                    11,421.83                     9,535.75
12/31/14                     11,004.67                    10,900.83                     8,840.59
01/31/15                     11,047.80                    10,967.06                     8,746.25
02/28/15                     11,362.54                    11,307.96                     8,890.54
03/31/15                     11,120.46                    11,149.42                     8,701.85
04/30/15                     11,809.61                    12,009.78                     9,340.06
05/31/15                     11,456.72                    11,356.80                     9,101.43
06/30/15                     11,194.13                    11,061.87                     8,929.39
07/31/15                     10,565.84                    10,295.07                     8,402.17
08/31/15                      9,606.40                     9,363.90                     7,630.77
09/30/15                      9,323.68                     9,082.22                     7,397.68
10/31/15                      9,937.03                     9,730.07                     7,952.65
11/30/15                      9,663.09                     9,350.52                     7,813.91
12/31/15                      9,409.50                     9,142.08                     7,573.00
01/31/16                      8,915.59                     8,548.98                     7,205.00
02/29/16                      8,848.08                     8,535.01                     7,110.00
03/31/16                      9,942.39                     9,664.42                     7,964.00
04/30/16                     10,097.78                     9,716.95                     8,165.00
05/31/16                      9,784.79                     9,354.48                     7,919.00

                                   [END CHART]

                       Data from 7/31/10 through 5/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Adviser Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Emerging Markets Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Emerging Markets Funds Index and the MSCI
Emerging Markets Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                       o TOP 10 INDUSTRIES - 5/31/16 o
                               (% of Net Assets)

Diversified Banks ........................................................  19.5%
Internet Software & Services .............................................   8.2%
Semiconductors ...........................................................   5.3%
Wireless Telecommunication Services ......................................   4.4%
Integrated Oil & Gas .....................................................   4.3%
Pharmaceuticals ..........................................................   2.8%
Technology Hardware, Storage, & Peripherals ..............................   2.6%
Oil & Gas Exploration & Production .......................................   2.6%
Automobile Manufacturers .................................................   1.9%
Auto Parts & Equipment ...................................................   1.8%
                       o TOP 10 EQUITY HOLDINGS - 5/31/16 o
                                (% of Net Assets)

Sberbank of Russia .......................................................   2.6%
Baidu, Inc. ADR ..........................................................   2.6%
Samsung Electronics Co. Ltd. .............................................   2.1%
NetEase, Inc. ADR ........................................................   2.0%
Axis Bank Ltd. GDR .......................................................   1.8%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR ..........................   1.7%
CNOOC Ltd. ...............................................................   1.4%
Aurobindo Pharma Ltd. ....................................................   1.4%
Hyundai Mobis Co. Ltd. ...................................................   1.3%
PT Bank Rakyat Indonesia (Persero) Tbk ...................................   1.3%

You will find a complete list of securities that the Fund owns on pages 16-28.

================================================================================

12  | USAA EMERGING MARKETS FUND

================================================================================

                        o COUNTRY ALLOCATION - 5/31/16 o

                        [PIE CHART OF COUNTRY ALLOCATION]

CHINA                                                                      20.5%
SOUTH KOREA                                                                11.5%
TAIWAN                                                                      9.1%
RUSSIA                                                                      9.1%
INDIA                                                                       8.7%
BRAZIL                                                                      6.4%
TURKEY                                                                      5.6%
INDONESIA                                                                   4.9%
MEXICO                                                                      3.8%
HONG KONG                                                                   3.2%
OTHER*                                                                     16.7%

                                   [END CHART]

*Includes countries with less than 3% of portfolio and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended
May 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts
(or, if subsequently determined to be different, the maximum amount allowable)
for the fiscal year ended May 31, 2016:

           DIVIDEND RECEIVED
          DEDUCTION (CORPORATE      FOREIGN TAXES      FOREIGN SOURCE      QUALIFIED INTEREST
            SHAREHOLDERS)(1)           PAID(2)           INCOME                 INCOME
---------------------------------------------------------------------------------------------
                0.60%                $1,751,000        $24,630,000              $30,000
---------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

14  | USAA EMERGING MARKETS FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA EMERGING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Emerging Markets Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31,
2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
USAA Emerging Markets Fund at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2016

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2016

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES       SECURITY                                                                                     (000)
------------------------------------------------------------------------------------------------------------------
                EQUITY SECURITIES (97.0%)

                COMMON STOCKS (95.9%)

                CONSUMER DISCRETIONARY (13.1%)
                ------------------------------
                ADVERTISING (0.5%)
       26,819   Innocean Worldwide, Inc.                                                                $    1,998
      734,690   ITE Group plc                                                                                1,498
    8,388,900   Plan B Media PCL                                                                             1,444
                                                                                                        ----------
                                                                                                             4,940
                                                                                                        ----------
                APPAREL, ACCESSORIES & LUXURY GOODS (1.0%)
   26,624,000   Bosideng International Holdings Ltd.(a)                                                      2,124
       97,452   Hansae Co. Ltd.                                                                              3,459
   36,368,200   PT Pan Brothers Tbk                                                                          1,326
      422,000   Shenzhou International Group                                                                 2,118
                                                                                                        ----------
                                                                                                             9,027
                                                                                                        ----------
                AUTO PARTS & EQUIPMENT (1.8%)
      493,936   Hota Industrial Manufacturing Co. Ltd.                                                       2,333
       56,922   Hyundai Mobis Co. Ltd.                                                                      12,179
    2,199,000   Nexteer Automotive Group Ltd.                                                                2,207
                                                                                                        ----------
                                                                                                            16,719
                                                                                                        ----------
                AUTOMOBILE MANUFACTURERS (1.5%)
    6,957,722   Brilliance China Automotive Holdings Ltd.                                                    6,733
    2,712,000   Dongfeng Motor Group Co. Ltd. "H"                                                            3,019
       72,060   KIA Motors Corp.                                                                             2,821
      192,262   Turk Otomobil Fabrikasi A.S.                                                                 1,442
                                                                                                        ----------
                                                                                                            14,015
                                                                                                        ----------
                CASINOS & GAMING (0.8%)
      893,400   Genting Malaysia Berhad                                                                        954
    1,379,000   Melco International Development Ltd.                                                         1,626
    2,730,000   NagaCorp Ltd.                                                                                1,897
    1,696,800   Wynn Macau Ltd.                                                                              2,646
                                                                                                        ----------
                                                                                                             7,123
                                                                                                        ----------
                DEPARTMENT STORES (0.8%)
    2,339,500   Lifestyle International Holdings Ltd.                                                        3,721
      280,000   Lojas Renner S.A.                                                                            1,619

================================================================================

16  | USAA EMERGING MARKETS FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES       SECURITY                                                                                     (000)
------------------------------------------------------------------------------------------------------------------
      186,398   Poya International Co. Ltd.                                                             $    2,098
                                                                                                        ----------
                                                                                                             7,438
                                                                                                        ----------
                EDUCATION SERVICES (1.2%)
      560,500   Estacio Participacoes S.A.                                                                   1,684
      220,610   New Oriental Education & Technology Group, Inc. ADR                                          9,321
                                                                                                        ----------
                                                                                                            11,005
                                                                                                        ----------
                FOOTWEAR (0.3%)
      592,900   Alpargatas S.A.                                                                              1,639
      332,000   Yue Yuen Industrial Holdings Ltd.                                                            1,246
                                                                                                        ----------
                                                                                                             2,885
                                                                                                        ----------
                HOME FURNISHINGS (0.2%)
        9,182   Hanssem Co. Ltd.                                                                             1,421
                                                                                                        ----------
                HOME IMPROVEMENT RETAIL (0.2%)
   25,408,900   ACE Hardware Indonesia                                                                       1,544
                                                                                                        ----------
                HOMEBUILDING (0.1%)
1,496,389,138   URBI, Desarrollos Urbanos, S.A. de C.V.*(a),(b)                                              1,142
        3,713   Viver Incorporadora e Construtora S.A.*                                                          2
                                                                                                        ----------
                                                                                                             1,144
                                                                                                        ----------
                HOTELS, RESORTS & CRUISE LINES (0.2%)
       19,546   Hana Tour Service, Inc.                                                                      1,532
                                                                                                        ----------
                HOUSEHOLD APPLIANCES (0.8%)
    1,017,000   Basso Industry Corp.                                                                         2,183
    1,201,359   Techtronic Industries Co.                                                                    4,823
                                                                                                        ----------
                                                                                                             7,006
                                                                                                        ----------
                INTERNET RETAIL (0.5%)
      363,746   Vipshop Holdings Ltd. ADR*                                                                   4,245
                                                                                                        ----------
                LEISURE FACILITIES (0.2%)
    5,103,416   Dubai Parks and Resorts PJSC*                                                                1,973
                                                                                                        ----------
                MOTORCYCLE MANUFACTURERS (0.6%)
      151,597   Bajaj Auto Ltd.                                                                              5,897
                                                                                                        ----------
                MOVIES & ENTERTAINMENT (0.4%)
       16,962   CJ CGV Co. Ltd.                                                                              1,622
      287,200   Imax China Holding, Inc.*                                                                    1,610
                                                                                                        ----------
                                                                                                             3,232
                                                                                                        ----------
                RESTAURANTS (0.4%)
      551,100   Alsea S.A.B. de C.V.                                                                         2,088
      303,570   Arcos Dorados Holdings, Inc. "A"*                                                            1,324
                                                                                                        ----------
                                                                                                             3,412
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES       SECURITY                                                                                     (000)
------------------------------------------------------------------------------------------------------------------
                SPECIALIZED CONSUMER SERVICES (0.2%)
      109,611   Seoul Auction Co. Ltd.                                                                  $    1,697
                                                                                                        ----------
                SPECIALTY STORES (0.7%)
   10,233,400   Beauty Community PCL                                                                         1,948
    2,827,400   Chow Tai Fook Jewellery Group Ltd.                                                           1,932
    1,009,000   Luk Fook Holdings International Ltd.                                                         2,280
                                                                                                        ----------
                                                                                                             6,160
                                                                                                        ----------
                TEXTILES (0.7%)
      140,310   Eclat Textile Co. Ltd.                                                                       1,506
      421,000   Nan Liu Enterprise Co. Ltd.                                                                  1,962
    2,064,000   Texwinca Holdings Ltd.                                                                       2,013
    1,796,500   Weiqiao Textile Co. Ltd. "H"                                                                 1,355
                                                                                                        ----------
                                                                                                             6,836
                                                                                                        ----------
                Total Consumer Discretionary                                                               119,251
                                                                                                        ----------
                CONSUMER STAPLES (5.5%)
                -----------------------
                BREWERS (0.7%)
    1,147,600   Ambev S.A. ADR                                                                               6,036
                                                                                                        ----------
                DISTILLERS & VINTNERS (0.2%)
       59,360   Muhak Co. Ltd.                                                                               1,484
                                                                                                        ----------
                DRUG RETAIL (0.2%)
      282,673   Clicks Group Ltd.                                                                            1,937
                                                                                                        ----------
                FOOD RETAIL (1.0%)
       35,698   GS Retail Co. Ltd.                                                                           1,585
       20,943   X5 Retail Group N.V. GDR*                                                                      409
      366,798   X5 Retail Group N.V. GDR*                                                                    7,171
                                                                                                        ----------
                                                                                                             9,165
                                                                                                        ----------
                HOUSEHOLD PRODUCTS (0.7%)
    2,746,800   Kimberly-Clark de Mexico S.A. de C.V. "A"                                                    6,521
                                                                                                        ----------
                HYPERMARKETS & SUPER CENTERS (0.6%)
      292,325   Cia Brasileira de Distribuicao                                                               3,272
    1,126,020   Robinsons Retail Holdings, Inc.                                                              1,939
                                                                                                        ----------
                                                                                                             5,211
                                                                                                        ----------
                PACKAGED FOODS & MEAT (1.6%)
       71,036   Adecoagro S.A.*                                                                                808
      877,921   Agthia Group PJSC                                                                            1,774
       43,722   Britannia Industries Ltd.                                                                    1,755
      742,136   CCL Products India Ltd.                                                                      2,537
    1,496,536   Marfrig Global Foods S.A.*                                                                   2,605

================================================================================

18  | USAA EMERGING MARKETS FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES       SECURITY                                                                                     (000)
------------------------------------------------------------------------------------------------------------------
      926,543   Tat Gida Sanayi A.S.                                                                    $    1,676
       84,717   Tiger Brands Ltd.                                                                            1,873
      203,541   Ulker Biskuvi Sanayi A.S.                                                                    1,471
                                                                                                        ----------
                                                                                                            14,499
                                                                                                        ----------
                PERSONAL PRODUCTS (0.1%)
      158,900   Natura Cosmeticos S.A.                                                                         990
                                                                                                        ----------
                TOBACCO (0.4%)
       37,779   KT&G Corp.                                                                                   4,042
                                                                                                        ----------
                Total Consumer Staples                                                                      49,885
                                                                                                        ----------
                ENERGY (7.8%)
                -------------
                COAL & CONSUMABLE FUELS (0.6%)
    3,215,500   China Shenhua Energy Co. Ltd. "H"                                                            5,098
                                                                                                        ----------
                INTEGRATED OIL & GAS (3.8%)
      595,087   Galp Energia SGPS S.A.                                                                       7,800
      579,622   Gazprom PAO ADR                                                                              2,521
    1,021,371   Gazprom PAO ADR                                                                              4,465
      245,530   Lukoil PJSC ADR                                                                              9,446
      508,644   YPF S.A. ADR                                                                                10,636
                                                                                                        ----------
                                                                                                            34,868
                                                                                                        ----------
                OIL & GAS EXPLORATION & PRODUCTION (2.6%)
   10,674,000   CNOOC Ltd.                                                                                  12,734
        4,715   NovaTek OAO GDR                                                                                473
       99,813   NovaTek OAO GDR                                                                             10,021
                                                                                                        ----------
                                                                                                            23,228
                                                                                                        ----------
                OIL & GAS REFINING & MARKETING (0.8%)
    5,012,000   NewOcean Energy Holdings Ltd.                                                                1,774
       13,575   Reliance Industries Ltd. GDR(c)                                                                385
      181,994   Reliance Industries Ltd. GDR(c)                                                              5,169
                                                                                                        ----------
                                                                                                             7,328
                                                                                                        ----------
                Total Energy                                                                                70,522
                                                                                                        ----------
                FINANCIALS (24.1%)
                ------------------
                CONSUMER FINANCE (0.8%)
    2,677,400   Group Lease plc                                                                              2,248
       36,338   Kruk S.A.                                                                                    1,764
      722,400   Krungthai Card PCL NVDR                                                                      1,795
      132,908   Transaction Capital Ltd.                                                                        96
      662,000   Unifin Financiera, S.A.P.I. DE C.V., SOFOM, E.N.R.                                           1,757
                                                                                                        ----------
                                                                                                             7,660
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES       SECURITY                                                                                     (000)
------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED BANKS (19.4%)
   25,355,653   Agricultural Bank of China Ltd. "H"                                                     $    9,202
      527,320   Akbank T.A.S.                                                                                1,424
      426,079   Axis Bank Ltd. GDR                                                                          16,511
      100,755   Banco Bradesco S.A.                                                                            683
    1,388,995   Banco do Brasil S.A.                                                                         6,331
      199,276   Bancolombia S.A. ADR                                                                         6,488
   18,222,000   China Construction Bank Corp. "H"                                                           11,701
    1,123,797   Commercial International Bank GDR                                                            4,152
       54,200   Credicorp Ltd.                                                                               7,599
      102,316   Erste Group Bank AG*                                                                         2,738
      255,570   Grupo Aval Acciones Y Valores ADR                                                            1,855
      390,965   Grupo Aval Acciones Y Valores S.A.                                                             144
    1,559,700   Grupo Financiero Banorte S.A. "O"                                                            8,170
       91,115   Hana Financial Group, Inc.                                                                   1,976
    1,475,464   ICICI Bank Ltd. ADR                                                                         10,609
    5,510,000   Jasmine Broadband Internet Infrastructure Fund(b)                                            1,504
       61,520   KB Financial Group, Inc.                                                                     1,760
      286,870   OTP Bank plc                                                                                 6,933
   11,418,795   PT Bank Mandiri (Persero) Tbk                                                                7,544
   15,849,100   PT Bank Rakyat Indonesia (Persero) Tbk                                                      12,009
   12,038,893   Sberbank of Russia*(b)                                                                      23,977
      318,888   Sberbank of Russia ADR                                                                       2,672
      289,499   Shinhan Financial Group Co. Ltd.                                                             9,607
      592,505   Standard Bank Group Ltd.                                                                     4,675
      118,442   Standard Chartered plc                                                                         908
    3,408,239   Turkiye Garanti Bankasi A.S.                                                                 8,728
    2,867,986   Turkiye Is Bankasi "C"                                                                       4,382
    1,537,800   Turkiye Vakiflar Bankasi T.A.O. "D"                                                          2,323
                                                                                                        ----------
                                                                                                           176,605
                                                                                                        ----------
                INVESTMENT BANKING & BROKERAGE (0.2%)
      620,709   IIFL Holdings Ltd.                                                                           1,841
                                                                                                        ----------
                LIFE & HEALTH INSURANCE (1.7%)
      940,827   Hanwha Life Insurance Co. Ltd.                                                               5,045
    2,416,500   Ping An Insurance (Group) Co. of China Ltd. "H"                                             10,806
                                                                                                        ----------
                                                                                                            15,851
                                                                                                        ----------
                MULTI-LINE INSURANCE (0.1%)
      142,400   Sul America S.A.                                                                               590
                                                                                                        ----------
                MULTI-SECTOR HOLDINGS (0.4%)
    4,036,000   First Pacific Co. Ltd.                                                                       2,643
      216,110   Haci Omer Sabanci Holdings A.S.                                                                673
                                                                                                        ----------
                                                                                                             3,316
                                                                                                        ----------

================================================================================

20  | USAA EMERGING MARKETS FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES       SECURITY                                                                                     (000)
------------------------------------------------------------------------------------------------------------------
                REAL ESTATE OPERATING COMPANIES (0.2%)
    1,067,213   Parque Arauco S.A.                                                                      $    1,998
                                                                                                        ----------
                REITs - INDUSTRIAL (0.5%)
    2,214,908   Macquarie Mexico Real Estate Management S.A de C.V.                                          2,778
      919,566   Pla Administradora Industria                                                                 1,534
                                                                                                        ----------
                                                                                                             4,312
                                                                                                        ----------
                REITs - RESIDENTIAL (0.8%)
    7,471,455   Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.                                               6,833
                                                                                                        ----------
                Total Financials                                                                           219,006
                                                                                                        ----------
                HEALTH CARE (5.0%)
                ------------------
                BIOTECHNOLOGY (0.2%)
        4,532   Medy-Tox, Inc.                                                                               1,669
                                                                                                        ----------
                HEALTH CARE EQUIPMENT (0.8%)
      122,157   Huvitz Co. Ltd.                                                                              1,691
      542,000   Intai Technology Corp.                                                                       2,975
       27,890   Osstem Implant Co. Ltd.*                                                                     1,741
       41,194   Value Added Technology Co. Ltd.                                                              1,290
                                                                                                        ----------
                                                                                                             7,697
                                                                                                        ----------
                HEALTH CARE FACILITIES (0.4%)
   20,466,900   Chularat Hospital PCL NVDR                                                                   1,661
    9,695,100   Mitra Keluarga Karyasehat Tbk PT                                                             1,668
                                                                                                        ----------
                                                                                                             3,329
                                                                                                        ----------
                HEALTH CARE SERVICES (0.2%)
      370,104   Integrated Diagnostics Holdings plc                                                          1,666
                                                                                                        ----------
                HEALTH CARE SUPPLIES (0.4%)
      383,000   Bioteque Corp.                                                                               1,938
       45,709   INTEROJO Co. Ltd.                                                                            1,779
                                                                                                        ----------
                                                                                                             3,717
                                                                                                        ----------
                LIFE SCIENCES TOOLS & SERVICES (0.2%)
      126,451   Divi's Laboratories Ltd.                                                                     2,055
                                                                                                        ----------
                PHARMACEUTICALS (2.8%)
       99,748   Ajanta Pharma Ltd.                                                                           2,253
    1,066,673   Aurobindo Pharma Ltd.                                                                       12,398
    1,673,000   China Animal Healthcare Ltd.*(a),(b)                                                           571
    3,547,000   China Medical System Holdings Ltd.                                                           5,094
       13,702   Dong-A ST Co. Ltd.                                                                           1,541
      544,899   Square Pharmaceuticals Ltd.                                                                  1,811

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES       SECURITY                                                                                     (000)
------------------------------------------------------------------------------------------------------------------
      624,113   Suven Life Sciences Ltd.                                                                $    2,008
                                                                                                        ----------
                                                                                                            25,676
                                                                                                        ----------
                Total Health Care                                                                           45,809
                                                                                                        ----------
                INDUSTRIALS (7.1%)
                ------------------
                AEROSPACE & DEFENSE (1.2%)
    1,950,289   Aselsan Elektronik Sanayi Ve Ticaret A.S.                                                    6,587
      129,727   Embraer S.A. ADR                                                                             2,701
       18,351   Lig Nex1 Co. Ltd.                                                                            1,529
                                                                                                        ----------
                                                                                                            10,817
                                                                                                        ----------
                AGRICULTURAL & FARM MACHINERY (0.2%)
    1,995,437   Jain Irrigation Systems Ltd.                                                                 1,910
                                                                                                        ----------
                AIR FREIGHT & LOGISTICS (0.2%)
    1,523,000   Kerry TJ Logistics Co. Ltd.                                                                  1,884
                                                                                                        ----------
                AIRLINES (0.3%)
       55,620   Copa Holdings S.A. "A"                                                                       2,868
                                                                                                        ----------
                BUILDING PRODUCTS (0.4%)
      137,734   Kajaria Ceramics Ltd.                                                                        2,231
   38,997,300   PT Arwana Citramulia Tbk                                                                     1,656
                                                                                                        ----------
                                                                                                             3,887
                                                                                                        ----------
                CONSTRUCTION & ENGINEERING (1.2%)
    4,935,000   China State Construction International Holdings Ltd.                                         6,274
    6,094,400   PT Pembangunan Perumahan Persero Tbk                                                         1,651
    1,752,500   Sinopec Engineering Group Co. Ltd "H"                                                        1,531
    3,833,300   Sunway Construction Group Berhad                                                             1,467
                                                                                                        ----------
                                                                                                            10,923
                                                                                                        ----------
                CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.5%)
       68,916   China Yuchai International Ltd.                                                                763
    3,026,600   PT United Tractors Tbk                                                                       3,146
                                                                                                        ----------
                                                                                                             3,909
                                                                                                        ----------
                HIGHWAYS & RAILTRACKS (0.7%)
    1,508,200   CCR S.A.                                                                                     6,365
                                                                                                        ----------
                INDUSTRIAL CONGLOMERATES (0.9%)
      378,080   Koc Holding A.S. ADR                                                                         8,367
                                                                                                        ----------
                INDUSTRIAL MACHINERY (0.2%)
    5,619,400   SKP Resources Berhad                                                                         1,756
                                                                                                        ----------
                RAILROADS (0.2%)
      366,710   Globaltrans Investment plc GDR                                                               1,450
                                                                                                        ----------

================================================================================

22  | USAA EMERGING MARKETS FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES       SECURITY                                                                                     (000)
------------------------------------------------------------------------------------------------------------------
                RESEARCH & CONSULTING SERVICES (0.2%)
      358,177   Sporton International, Inc.                                                             $    1,911
                                                                                                        ----------
                TRADING COMPANIES & DISTRIBUTORS (0.1%)
      758,500   Mills Estruturas e Servicos de Engenharia S.A.*                                                987
                                                                                                        ----------
                TRUCKING (0.8%)
      812,580   Localiza Rent a Car S.A.                                                                     7,477
                                                                                                        ----------
                Total Industrials                                                                           64,511
                                                                                                        ----------
                INFORMATION TECHNOLOGY (22.2%)
                ------------------------------
                APPLICATION SOFTWARE (0.2%)
    5,051,100   Xurpas, Inc.                                                                                 1,933
                                                                                                        ----------
                COMMUNICATIONS EQUIPMENT (0.2%)
      792,141   Wistron NeWeb Corp.                                                                          1,899
                                                                                                        ----------
                DATA PROCESSING & OUTSOURCED SERVICES (1.5%)
      928,484   Cielo S.A. ADR                                                                               8,087
      129,565   Kginicis Co. Ltd.                                                                            1,718
    3,783,700   My E.G. Services Berhad                                                                      1,906
       65,839   NICE Information & Telecommunication, Inc.                                                   1,950
                                                                                                        ----------
                                                                                                            13,661
                                                                                                        ----------
                ELECTRONIC COMPONENTS (1.3%)
      633,100   KCE Electronics PCL                                                                          1,440
      108,000   Largan Precision Co. Ltd.                                                                    9,008
    8,130,000   Tongda Group Holdings Ltd.                                                                   1,726
                                                                                                        ----------
                                                                                                            12,174
                                                                                                        ----------
                ELECTRONIC MANUFACTURING SERVICES (1.7%)
    1,346,000   AAC Technologies Holdings, Inc.                                                             10,886
      999,113   Hon Hai Precision Industry Co. Ltd. GDR "S"                                                  4,966
                                                                                                        ----------
                                                                                                            15,852
                                                                                                        ----------
                INTERNET SOFTWARE & SERVICES (8.2%)
      134,992   Alibaba Group Holding Ltd. ADR*                                                             11,069
      131,052   Baidu, Inc. ADR*                                                                            23,398
       22,864   Kakao Corp.                                                                                  1,972
      101,325   NetEase, Inc. ADR                                                                           18,020
      516,400   Tencent Holdings Ltd.                                                                       11,470
      443,530   Yandex N.V. "A"*                                                                             9,137
                                                                                                        ----------
                                                                                                            75,066
                                                                                                        ----------
                IT CONSULTING & OTHER SERVICES (0.9%)
    1,732,000   Chinasoft International Ltd.*                                                                  669
      512,139   HCL Technologies Ltd.                                                                        5,626

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES       SECURITY                                                                                     (000)
------------------------------------------------------------------------------------------------------------------
      904,191   Sonda S.A.                                                                              $    1,602
                                                                                                        ----------
                                                                                                             7,897
                                                                                                        ----------
                SEMICONDUCTOR EQUIPMENT (0.3%)
      122,426   Wonik IPS Co. Ltd.*                                                                          2,281
                                                                                                        ----------
                SEMICONDUCTORS (5.3%)
    5,361,000   Advanced Semiconductor Engineering, Inc.                                                     6,066
      130,000   Land Mark Optoelectronics Corp.                                                              1,915
      191,000   MediaTek, Inc.                                                                               1,288
      161,355   Silicon Motion Technology Corp. ADR                                                          7,172
      260,512   SK Hynix, Inc.                                                                               6,273
    2,101,267   Taiwan Semiconductor Manufacturing Co. Ltd.                                                 10,084
      619,200   Taiwan Semiconductor Manufacturing Co. Ltd. ADR                                             15,307
                                                                                                        ----------
                                                                                                            48,105
                                                                                                        ----------
                TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.6%)
      610,000   Catcher Technology Co. Ltd.                                                                  4,639
       17,329   Samsung Electronics Co. Ltd.                                                                18,786
                                                                                                        ----------
                                                                                                            23,425
                                                                                                        ----------
                Total Information Technology                                                               202,293
                                                                                                        ----------
                MATERIALS (4.2%)
                ----------------
                ALUMINUM (0.2%)
    8,870,200   Midas Holdings Ltd.                                                                          1,739
                                                                                                        ----------
                COMMODITY CHEMICALS (0.4%)
    4,381,700   Eastern Polymer Group PCL                                                                    1,594
       26,891   SK Chemicals Co. Ltd.                                                                        1,760
      650,310   Synthos S.A.                                                                                   599
                                                                                                        ----------
                                                                                                             3,953
                                                                                                        ----------
                CONSTRUCTION MATERIALS (1.1%)
      133,036   Akcansa Cimento A.S.                                                                           612
    2,535,000   Anhui Conch Cement Co. Ltd. "H"                                                              6,120
      567,431   Cemex S.A.B. de C.V. ADR*                                                                    3,609
                                                                                                        ----------
                                                                                                            10,341
                                                                                                        ----------
                DIVERSIFIED METALS & MINING (1.3%)
      745,098   Freeport-McMoRan, Inc.                                                                       8,256
    1,510,100   Grupo Mexico S.A.B. de C.V. "B"                                                              3,356
                                                                                                        ----------
                                                                                                            11,612
                                                                                                        ----------
                FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
       19,388   Sociedad Quimica y Minera Chile S.A. ADR                                                       426
                                                                                                        ----------
                INDUSTRIAL GASES (0.1%)
    3,769,800   Yingde Gases Group Co.                                                                       1,266
                                                                                                        ----------

================================================================================

24  | USAA EMERGING MARKETS FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES       SECURITY                                                                                     (000)
------------------------------------------------------------------------------------------------------------------
                SPECIALTY CHEMICALS (0.3%)
      312,600   Aarti Industries Ltd.                                                                   $    2,421
                                                                                                        ----------
                STEEL (0.7%)
       10,170   POSCO                                                                                        1,775
      152,262   Ternium S.A. ADR                                                                             2,777
      305,000   Yeong Guan Energy Technology Group Co. Ltd.                                                  2,029
                                                                                                        ----------
                                                                                                             6,581
                                                                                                        ----------
                Total Materials                                                                             38,339
                                                                                                        ----------
                TELECOMMUNICATION SERVICES (6.2%)
                ---------------------------------
                ALTERNATIVE CARRIERS (0.2%)
    4,907,000   Citic Telecom International                                                                  2,021
                                                                                                        ----------
                INTEGRATED TELECOMMUNICATION SERVICES (1.6%)
      181,476   02 Czech Republic A.S.                                                                       1,756
      169,878   Hellenic Telecommunications Organization S.A.                                                1,722
      550,220   Magyar Telekom Telecommunications plc                                                          882
      185,100   PT Telekomunikasi Indonesia (Persero) Tbk ADR                                               10,171
                                                                                                        ----------
                                                                                                            14,531
                                                                                                        ----------
                WIRELESS TELECOMMUNICATION SERVICES (4.4%)
      287,594   America Movil S.A.B. de C.V. ADR "L"                                                         3,523
      313,100   China Mobile Ltd.                                                                            3,574
      175,965   China Mobile Ltd. ADR                                                                        9,933
       80,814   Empresa Nacional de Telecomunicaciones S.A.                                                    699
      759,100   Mobile TeleSystems ADR                                                                       6,650
      617,047   Mobile TeleSystems PJSC(b)                                                                   2,371
       87,080   Philippine Long Distance Telephone Co. ADR                                                   3,604
   11,734,962   PT XL Axiata Tbk*                                                                            3,033
      140,597   TIM Participacoes S.A. ADR                                                                   1,389
      574,000   Turkcell Iletisim Hizmetleri A.S. ADR*                                                       5,281
                                                                                                        ----------
                                                                                                            40,057
                                                                                                        ----------
                Total Telecommunication Services                                                            56,609
                                                                                                        ----------
                UTILITIES (0.7%)
                ----------------
                ELECTRIC UTILITIES (0.7%)
      136,396   Centrais Eletricas Brasileiras S.A. Eletrobras ADR*                                            289
       46,400   Companhia Paranaense de Energia                                                                202
      184,400   Companhia Paranaense de Energia ADR                                                          1,206
       90,700   Companhia Paranaense de Energia-Copel                                                          595
      184,823   Reliance Infrastructure Ltd. GDR                                                             4,434
                                                                                                        ----------
                                                                                                             6,726
                                                                                                        ----------
                Total Utilities                                                                              6,726
                                                                                                        ----------
                Total Common Stocks (cost: $865,995)                                                       872,951
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES       SECURITY                                                                                     (000)
------------------------------------------------------------------------------------------------------------------
                PREFERRED STOCKS (1.1%)

                CONSUMER DISCRETIONARY (0.4%)
                -----------------------------
                AUTOMOBILE MANUFACTURERS (0.4%)
       38,050   Hyundai Motor Co. Ltd.                                                                  $    3,164
                                                                                                        ----------
                Total Consumer Discretionary                                                                 3,164
                                                                                                        ----------
                ENERGY (0.5%)
                -------------
                INTEGRATED OIL & GAS (0.5%)
      337,698   Petroleo Brasileiro S.A. ADR*                                                                1,489
    5,367,000   Surgutneftegas*(b)                                                                           3,314
                                                                                                        ----------
                                                                                                             4,803
                                                                                                        ----------
                Total Energy                                                                                 4,803
                                                                                                        ----------
                FINANCIALS (0.1%)
                -----------------
                DIVERSIFIED BANKS (0.1%)
       76,507   Banco Bradesco S.A.                                                                            483
                                                                                                        ----------
                Total Financials                                                                               483
                                                                                                        ----------
                TELECOMMUNICATION SERVICES (0.1%)
                ---------------------------------
                INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
      113,660   Telefonica Brasil S.A. ADR                                                                   1,309
                                                                                                        ----------
                Total Telecommunication Services                                                             1,309
                                                                                                        ----------
                Total Preferred Stocks (cost: $12,088)                                                       9,759
                                                                                                        ----------
                Total Equity Securities (cost: $878,083)                                                   882,710
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)(f)
------------------------------------------------------------------------------------------------------------------
                BONDS (0.0%)

                CONVERTIBLE SECURITIES (0.0%)

                CONSUMER DISCRETIONARY (0.0%)
                -----------------------------
                HOMEBUILDING (0.0%)
    BRL 1,548   Viver Incorporadora e Construtora S.A., 16.13%(d),
                  due 8/6/2016(a),(b) (cost: $698)                                                              29
                                                                                                        ----------

================================================================================

26  | USAA EMERGING MARKETS FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES       SECURITY                                                                                     (000)
------------------------------------------------------------------------------------------------------------------

                 MONEY MARKET INSTRUMENTS (2.5%)

                 MONEY MARKET FUNDS (2.5%)
   22,423,744    State Street Institutional Liquid Reserves Fund Premier Class, 0.45%(e)                $   22,424
                                                                                                        ----------
                 Total Money Market Instruments (Cost: $22,424)                                             22,424
                                                                                                        ----------

                 TOTAL INVESTMENTS (COST: $901,205)                                                     $  905,163
                                                                                                        ==========

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                              LEVEL 1            LEVEL 2            LEVEL 3            TOTAL
------------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                    $843,386            $27,852             $1,713         $872,951
  Preferred Stocks                                    6,445              3,314                  -            9,759

Bonds:
  Convertible Securities                                  -                 29                  -               29

Money Market Instruments:
  Money Market Funds                                 22,424                  -                  -           22,424
------------------------------------------------------------------------------------------------------------------
Total                                              $872,255            $31,195             $1,713         $905,163
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

--------------------------------------------------------------------------------
                      RECONCILIATION OF LEVEL 3 INVESTMENTS
--------------------------------------------------------------------------------
                                                                   COMMON STOCKS
--------------------------------------------------------------------------------
Balance as of May 31, 2015                                                $1,056
Purchases                                                                    936
Sales                                                                          -
Transfers into Level 3                                                         -
Transfers out of Level 3                                                       -
Net realized gain (loss) on investments                                        -
Change in net unrealized appreciation/(depreciation) of investments         (279)
--------------------------------------------------------------------------------
Balance as of May 31, 2016                                                $1,713
--------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

                           FAIR VALUE LEVEL TRANSFERS
                           --------------------------

For the period of June 1, 2015, through May 31, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                          TRANSFERS INTO          TRANSFERS INTO          TRANSFERS INTO
                                                (OUT OF)                (OUT OF)                (OUT OF)
ASSETS ($ IN 000s)                              LEVEL 1                  LEVEL 2                 LEVEL 3
--------------------------------------------------------------------------------------------------------
Common Stocks(I)                               $578,968                $(578,968)                     $-
Preferred Stocks(II)                              4,005                   (4,005)                      -
--------------------------------------------------------------------------------------------------------
Total                                          $582,973                $(582,973)                     $-
--------------------------------------------------------------------------------------------------------

(I)  Transferred from Level 2 to Level 1 due to an assessment of events at the beginning of the reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the
     U.S. securities markets. Such adjustments were not made at the end of the current reporting period.

(II) Transferred from Level 2 to Level 1 due to availability of quoted prices once the security began actively trading.

================================================================================

28  | USAA EMERGING MARKETS FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR    American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
           dollars.
    GDR    Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in
           U.S. dollars.
    NVDR   Non-voting depositary receipts are receipts issued by Thai NVDR
           Company Limited.
    REIT   Real estate investment trust

o   SPECIFIC NOTES

    (a) Security deemed illiquid by USAA Asset Management Company (the
        Manager), under liquidity guidelines approved by the USAA Mutual Funds
        Trust's Board of Trustees (the Board). The aggregate

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

        market value of these securities at May 31, 2016, was $3,866,000, which represented 0.4% of the Fund's net assets.

    (b) Security was fair valued at May 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $32,908,000, which represented 3.6% of the Fund's net assets.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule
        144A, and as such has been deemed liquid the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31,
        2016.

    (e) Rate represents the money market fund annualized seven-day yield at
        May 31, 2016.

    (f) In U.S. dollars unless otherwise noted.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

30  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $901,205)                              $  905,163
   Cash denominated in foreign currencies (identified cost of $753)                                  741
   Receivables:
      Capital shares sold                                                                          4,981
      USAA Asset Management Company (Note 6D)                                                          1
      Dividends and interest                                                                       1,469
      Securities sold                                                                              1,181
      Other                                                                                          816
   Unrealized appreciation on foreign currency contracts held, at value                                1
                                                                                              ----------
         Total assets                                                                            914,353
                                                                                              ----------
LIABILITIES
   Payables:
      Securities purchased                                                                         2,350
      Capital shares redeemed                                                                        372
   Accrued management fees                                                                           745
   Accrued transfer agent's fees                                                                      24
   Other accrued expenses and payables                                                               938
                                                                                              ----------
         Total liabilities                                                                         4,429
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $  909,924
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $1,148,453
   Accumulated undistributed net investment income                                                   776
   Accumulated net realized loss on investments                                                 (242,520)
   Net unrealized appreciation of investments                                                      3,958
   Net unrealized depreciation of foreign currency translations                                     (743)
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $  909,924
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $302,012/21,202 shares outstanding)                          $    14.24
                                                                                              ==========
      Institutional Shares (net assets of $603,981/42,490
            shares outstanding)                                                               $    14.21
                                                                                              ==========
      Adviser Shares (net assets of $3,931/277 shares outstanding)                            $    14.20
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $2,550)                                        $   22,158
   Interest (net of foreign taxes withheld of $1)                                                     64
                                                                                              ----------
      Total income                                                                                22,222
                                                                                              ----------
EXPENSES
   Management fees                                                                                 9,095
   Administration and servicing fees:
      Fund Shares                                                                                    592
      Institutional Shares                                                                           541
      Adviser Shares                                                                                   6
   Transfer agent's fees:
      Fund Shares                                                                                  1,269
      Institutional Shares                                                                           542
   Distribution and service fees (Note 6F):
      Adviser Shares                                                                                  10
   Custody and accounting fees:
      Fund Shares                                                                                    356
      Institutional Shares                                                                           477
      Adviser Shares                                                                                   3
   Postage:
      Fund Shares                                                                                     55
      Institutional Shares                                                                            31
   Shareholder reporting fees:
      Fund Shares                                                                                     36
      Institutional Shares                                                                            12
   Trustees' fees                                                                                     28
   Registration fees:
      Fund Shares                                                                                     32
      Institutional Shares                                                                            29
      Adviser Shares                                                                                  17
   Professional fees                                                                                 157
   Other                                                                                              24
                                                                                              ----------
         Total expenses                                                                           13,312
   Expenses paid indirectly:
      Fund Shares                                                                                     (1)
      Institutional Shares                                                                            (1)

================================================================================

32  | USAA EMERGING MARKETS FUND

================================================================================

   Expenses reimbursed:
      Adviser Shares                                                                                  (6)
                                                                                              ----------
         Net expenses                                                                             13,304
                                                                                              ----------
NET INVESTMENT INCOME                                                                              8,918
                                                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY
   Net realized loss on:
      Investments (net of foreign taxes withheld of $131)                                       (103,358)
      Foreign currency transactions                                                                 (959)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                (50,166)
      Foreign currency translations                                                                  374
                                                                                              ----------
         Net realized and unrealized loss                                                       (154,109)
                                                                                              ----------
   Decrease in net assets resulting from operations                                           $ (145,191)
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------------------------------
                                                                                2016                2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $    8,918          $    9,858
   Net realized loss on investments                                         (103,358)            (47,525)
   Net realized loss on foreign currency transactions                           (959)             (1,074)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                            (50,166)            (54,167)
      Foreign currency translations                                              374                (894)
                                                                          ------------------------------
      Decrease in net assets resulting from operations                      (145,191)            (93,802)
                                                                          ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                             (3,518)             (6,680)
      Institutional Shares                                                    (4,964)            (11,035)
      Adviser Shares                                                             (21)                (56)
                                                                          ------------------------------
         Distributions to shareholders                                        (8,503)            (17,771)
                                                                          ------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                              (111,208)              41,864
   Institutional Shares                                                       32,769              (27,153)
   Adviser Shares                                                                (20)                  36
                                                                          ------------------------------
      Total net increase (decrease) in net assets from
          capital share transactions                                         (78,459)             14,747
                                                                          ------------------------------
   Net decrease in net assets                                               (232,153)            (96,826)

NET ASSETS
   Beginning of year                                                       1,142,077           1,238,903
                                                                          ------------------------------
   End of year                                                            $  909,924          $1,142,077
                                                                          ==============================
Accumulated undistributed
   net investment income:
   End of year                                                            $      776          $      262
                                                                          ==============================

See accompanying notes to financial statements.

================================================================================

34  | USAA EMERGING MARKETS FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company
Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Emerging Markets Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: Emerging Markets Fund Shares
(Fund Shares), Emerging Markets Fund Institutional Shares (Institutional
Shares), and Emerging Markets Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A.  SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
    established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management
    Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the
    New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  Equity securities, including exchange-traded funds (ETFs), exchange-traded notes (ETNs), and equity-linked structured notes, except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales

================================================================================

36  | USAA EMERGING MARKETS FUND

================================================================================

        price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain equity securities traded in inactive markets generally are categorized in Level
        2 of the fair value hierarchy.

    2.  Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the
        NYSE. Fair valuation of affected foreign equity securities may occur frequently

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

        based on events that occur on a fairly regular basis (such as U.S.
        market movements) are significant and are categorized in Level 2 of the fair value hierarchy.

    3.  Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4.  Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board.
        The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
        Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    5.  Short-term debt securities with original or remaining maturities of
        60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7.  In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ

================================================================================

38  | USAA EMERGING MARKETS FUND

================================================================================

       materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include debt and equity securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B.  FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices
    (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by the value ascribed to a recent issue of convertible securities and other relevant company information and discounted last traded price adjusted by movements in an index that is representative of the local market. However, these securities are included in the Level 3 category due to limited market transparency, and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C.  FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D.  INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-
    dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

E.  FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since

================================================================================

40  | USAA EMERGING MARKETS FUND

================================================================================

    the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F.  EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the
    Fund's expenses. For the year ended May 31, 2016, brokerage commission recapture credits reduced the expenses of the Fund Shares and Institutional
    Shares each by $1,000 and the Adviser

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    Shares by less than $500. For the year ended May 31, 2016 there were no custodian and other bank credits.

G.  REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the
    Fund as an addition to paid in capital. For the year ended May 31, 2016, the
    Adviser Shares did not charge any redemption fees.

H.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the
    Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan

================================================================================

42  | USAA EMERGING MARKETS FUND

================================================================================

agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended May 31, 2016, the Fund paid CAPCO facility fees of $5,000, which represents 1.3% of the total fees paid to CAPCO by the USAA Funds. The
Fund had no borrowings under this agreement during the year ended May 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.
generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, foreign capital gain tax reclass, and passive foreign investment company adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and accumulated net realized loss on investments by $99,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2016, and 2015, was as follows:

                                                  2016                    2015
                                              ----------------------------------
Ordinary income*                              $8,503,000             $17,771,000

As of May 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                       $   2,682,000
Accumulated capital and other losses                                  (223,720,000)
Unrealized depreciation of investments                                 (17,491,000)

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales and passive foreign investment company adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2016, the Fund had net capital loss carryforwards of $223,720,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                           CAPITAL LOSS CARRYFORWARDS
                    -------------------------------------------
                                  TAX CHARACTER
                    -------------------------------------------
                    (NO EXPIRATION)                   BALANCE
                    ---------------                ------------
                        Short-Term                 $ 63,940,000
                         Long-Term                  159,780,000
                                                   ------------
                             Total                 $223,720,000
                                                   ============

For the year ended May 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the
Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2016, were $432,203,000 and
$504,064,000, respectively.

As of May 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $921,911,000.

Gross unrealized appreciation and depreciation of investments as of May 31,
2016, for federal income tax purposes, were $99,435,000 and $116,183,000, respectively, resulting in net unrealized depreciation of $16,748,000.

================================================================================

44  | USAA EMERGING MARKETS FUND

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At May 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                    YEAR ENDED                         YEAR ENDED
                                                   MAY 31, 2016                       MAY 31, 2015
--------------------------------------------------------------------------------------------------------
                                              SHARES          AMOUNT             SHARES          AMOUNT
                                           -------------------------------------------------------------
FUND SHARES:
Shares sold                                    6,511       $  92,690              8,404       $  140,293
Shares issued from
  reinvested dividends                           259           3,488                432            6,609
Shares redeemed                              (15,971)       (207,386)            (6,162)        (105,038)
                                           -------------------------------------------------------------
Net increase
  (decrease) from capital
  share transactions                          (9,201)      $(111,208)             2,674       $   41,864
                                           =============================================================
INSTITUTIONAL SHARES:
Shares sold                                   17,522       $ 226,818              6,603       $  112,532
Shares issued from
  reinvested dividends                           355           4,763                704           10,722
Shares redeemed                              (14,188)       (198,812)            (8,893)        (150,407)
                                           -------------------------------------------------------------
Net increase (decrease) from
  capital share transactions                   3,689       $  32,769             (1,586)      $  (27,153)
                                           =============================================================
ADVISER SHARES:
Shares sold                                        -**     $       1                  3       $       46
Shares issued from
  reinvested dividends                             -**             -**                -**              1
Shares redeemed*                                  (1)            (21)                (1)             (11)
                                           -------------------------------------------------------------
Net increase (decrease) from
  capital share transactions                      (1)      $     (20)                 2       $       36
                                           =============================================================

*Net of redemption fees, if any.

**Represents less than 500 shares or $500.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(6) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the
    Manager is responsible for managing the business and affairs of the Fund.
    The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The
    Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to
    100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Emerging Markets Funds Index. The Lipper
    Emerging Markets Funds Index tracks the total return performance of the 30 largest funds in the Lipper Emerging Markets Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                     ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                 (IN BASIS POINTS)(1)
    ----------------------------------------------------------------------------
    +/- 100 to 400                                       +/- 4
    +/- 401 to 700                                       +/- 5
    +/- 701 and greater                                  +/- 6

    (1) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling
        36-month period.

================================================================================

46  | USAA EMERGING MARKETS FUND

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Emerging Markets Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended May 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $9,095,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of
    $(160,000), $(143,000), and $(2,000), respectively. For the Fund Shares,
    Institutional Shares, and Adviser Shares, the performance adjustments were
    (0.04)%, (0.03)%, and (0.05)%, respectively.

B.  SUBADVISORY ARRANGEMENT(s) - The Manager entered into Investment
    Subadvisory Agreements with Brandes Investment Partners, L.P. (Brandes),
    Lazard Asset Management (Lazard), and Victory Capital Management Inc.
    (Victory Capital), under which Brandes, Lazard, and Victory Capital each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Brandes a subadvisory fee in the annual amount of 0.75% for assets up to $300 million; 0.70% for assets over $300 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Brandes manages. For the year ended May 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Brandes, of $1,041,000.

    The Manager (not the Fund) pays Lazard a subadvisory fee in the annual amount of 0.75% for assets up to $200 million; 0.70% for assets over $200 million up to $400 million; 0.65% for assets over $400 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Lazard manages. For the year ended

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    May 31, 2016, the Manager incurred subadvisory fees with respect to the
    Fund, paid or payable to Lazard, of $4,387,000.

    The Manager (not the Fund) pays Victory Capital a subadvisory fee in the annual amount of 0.85% for assets up to $50 million; 0.75% for assets over
    $50 million up to $150 million; and 0.70% for assets over $150 million on the portion of the Fund's average net assets that Victory Capital manages.
    For the year ended May 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Victory Capital, of $1,315,000.

C.  ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the
    Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and
    0.10% of average net assets of the Institutional Shares. For the year ended
    May 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares
    incurred administration and servicing fees, paid or payable to the Manager, of $592,000, $541,000, and $6,000, respectively.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2016, the Fund reimbursed the Manager $25,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D.  EXPENSE LIMITATION - The Manager agreed, through October 1, 2016, to limit the total annual operating expenses of the Adviser Shares to 1.75% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser
    Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2016, without approval of the Board, and may be changed or terminated by the
    Manager at any time after that date. For the year ended May 31, 2016, the
    Adviser Shares incurred reimbursable expenses of $6,000, of which $1,000 was receivable from the Manager.

================================================================================

48  | USAA EMERGING MARKETS FUND

================================================================================

E.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses.
    SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the
    Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2016, the Fund Shares, Institutional Shares, and
    Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of
    $1,269,000, $542,000, and less than $500, respectively. Additionally, the
    Institutional Shares recorded a capital contribution from SAS of less than
    $500 at May 31, 2016, for adjustments related to corrections to certain shareholder transactions.

F.  DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser
    Shares. Under the plan, the Adviser Shares pay fees to USAA Investment
    Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser
    Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge.
    For the year ended May 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $10,000.

G.  UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive
    12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of May 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                               0.2
Cornerstone Equity                                                     0.9
Target Retirement Income                                               0.4
Target Retirement 2020                                                 1.1
Target Retirement 2030                                                 3.2
Target Retirement 2040                                                 4.3
Target Retirement 2050                                                 2.5
Target Retirement 2060                                                 0.2

The Manager is indirectly wholly owned by United Services Automobile
Association (USAA), a large, diversified financial services institution. At May
31, 2016, USAA and its affiliates owned 271,000 Adviser Shares, which represents 98.1% of the Adviser Shares and 0.4% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

50  | USAA EMERGING MARKETS FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                     YEAR ENDED MAY 31,
                            --------------------------------------------------------------------------------------------
                                2016                 2015                 2014                 2013                 2012
                            --------------------------------------------------------------------------------------------
Net asset value at
  beginning of period       $  16.46             $  18.14             $  17.44             $  15.45             $  21.57
                            --------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .11(a)               .08                  .14                  .17(a)               .15
  Net realized and
    unrealized gain (loss)     (2.22)(a)            (1.52)                 .65                 1.96(a)             (5.57)
                            --------------------------------------------------------------------------------------------
Total from investment
  operations                   (2.11)(a)            (1.44)                 .79                 2.13(a)             (5.42)
                            --------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (.11)                (.24)                (.09)                (.14)                (.14)
  Realized capital gains           -                    -                    -                    -                 (.56)
                            --------------------------------------------------------------------------------------------
Total distributions             (.11)                (.24)                (.09)                (.14)                (.70)
                            --------------------------------------------------------------------------------------------
Net asset value at end of
  period                    $  14.24             $  16.46             $  18.14             $  17.44             $  15.45
                            ============================================================================================
Total return (%)*             (12.77)               (7.84)                4.56                13.78               (25.21)
Net assets at end of
  period (000)              $302,012             $500,510             $503,052             $476,735             $670,698
Ratios to average
  net assets:**
  Expenses (%)(b)               1.58                 1.50                 1.50                 1.58                 1.58
  Net investment income (%)      .73                  .71                  .83                 1.00                 1.06
Portfolio turnover (%)            47                   46                   48                  148(c)                72

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $393,718,000.
(a) Calculated using average shares. For the year ended May 31, 2016, average shares were 27,361,000.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                     YEAR ENDED MAY 31,
                            --------------------------------------------------------------------------------------------
                                2016                 2015                 2014                 2013                 2012
                            --------------------------------------------------------------------------------------------
Net asset value at
  beginning of period       $  16.42             $  18.10             $  17.41             $  15.45             $  21.60
                            --------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .18                  .13                  .18                  .20(a)               .20
  Net realized and
    unrealized gain (loss)     (2.25)               (1.53)                 .65                 1.99(a)             (5.58)
                            --------------------------------------------------------------------------------------------
Total from investment
  operations                   (2.07)               (1.40)                 .83                 2.19(a)             (5.38)
                            --------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (.14)                (.28)                (.14)                (.23)                (.21)
  Realized capital gains           -                    -                    -                    -                 (.56)
                            --------------------------------------------------------------------------------------------
Total distributions             (.14)                (.28)                (.14)                (.23)                (.77)
                            --------------------------------------------------------------------------------------------
Net asset value at end of
  period                    $  14.21             $  16.42             $  18.10             $  17.41             $  15.45
                            ============================================================================================
Total return (%)*             (12.53)               (7.64)                4.82                14.18               (25.01)
Net assets at end of
  period (000)              $603,981             $637,007             $730,863             $540,580             $202,173
Ratios to average
  net assets:**
  Expenses (%)(b)               1.30                 1.27                 1.29                 1.30                 1.27
  Net investment income (%)     1.11                  .93                 1.03                 1.19                 1.40
Portfolio turnover (%)            47                   46                   48                  148(c)                72

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $541,200,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional
    Shares' expenses paid indirectly decreased the expense ratios by less than
    0.01%.
(c) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

52  | USAA EMERGING MARKETS FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                     YEAR ENDED MAY 31,
                            --------------------------------------------------------------------------------------------
                                2016                 2015                 2014                 2013                 2012
                            --------------------------------------------------------------------------------------------
Net asset value at
  beginning of period       $  16.40               $18.08               $17.35               $15.40              $ 21.50
                            --------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .09                  .05                  .09                  .11                  .10
  Net realized and
    unrealized gain (loss)     (2.21)               (1.53)                 .66                 1.94                (5.57)
                            --------------------------------------------------------------------------------------------
Total from investment
  operations                   (2.12)               (1.48)                 .75                 2.05                (5.47)
                            --------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (.08)                (.20)                (.02)                (.10)                (.07)
  Realized capital gains           -                    -                    -                    -                 (.56)
                            --------------------------------------------------------------------------------------------
Total distributions             (.08)                (.20)                (.02)                (.10)                (.63)
                            --------------------------------------------------------------------------------------------
Redemption fees added
  to beneficial interests          -                  .00(a)                 -                    -                    -
                            --------------------------------------------------------------------------------------------
Net asset value at end
  of period                 $  14.20               $16.40               $18.08               $17.35              $ 15.40
                            ============================================================================================
Total return (%)*             (12.93)               (8.09)                4.34                13.31               (25.53)
Net assets at end of
  period (000)              $  3,931               $4,560               $4,988               $4,784              $ 4,237
Ratios to average
  net assets:**
  Expenses (%)(b)               1.75                 1.79(c)              1.77                 2.00                 2.00
  Expenses, excluding
    reimbursements (%)(b)       1.92                 1.95                 1.77                 2.04                 2.16
  Net investment income (%)      .60                  .41                  .57                  .55                  .63
Portfolio turnover (%)            47                   46                   48                  148(d)                72

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $3,920,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Prior to October 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 2.00% of the Adviser Shares'
    annual average net assets.
(d) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

EXPENSE EXAMPLE

May 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service
(12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2015, through
May 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of
5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

54  | USAA EMERGING MARKETS FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the
Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical"
is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                        BEGINNING                ENDING               DURING PERIOD*
                                      ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2015-
                                     DECEMBER 1, 2015         MAY 31, 2016             MAY 31, 2016
                                     ----------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00              $1,014.70                 $8.16

Hypothetical
  (5% return before expenses)             1,000.00               1,016.90                  8.17

INSTITUTIONAL SHARES
Actual                                    1,000.00               1,016.40                  6.55

Hypothetical
  (5% return before expenses)             1,000.00               1,018.50                  6.56

ADVISER SHARES
Actual                                    1,000.00               1,014.20                  8.81

Hypothetical
  (5% return before expenses)             1,000.00               1,016.25                  8.82

*Expenses are equal to the annualized expense ratio of 1.62% for Fund Shares,
 1.30% for Institutional Shares, and 1.75% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 1.47% for Fund Shares, 1.64% for Institutional Shares,
 and 1.42% for Adviser Shares for the six-month period of December 1, 2015, through May 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the
Fund and the Subadvisory Agreements between the Manager and the Subadvisers with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and
the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the
Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadvisers' operations and personnel.
Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent legal counsel retained by the Independent Trustees
(Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees,

================================================================================

56  | USAA EMERGING MARKETS FUND

================================================================================

the Board receives and reviews, among other things, information concerning the
Fund's performance and related services provided by the Manager and by each
Subadviser. At the meeting at which the renewal of the Advisory Agreement and
Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund.
However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements
included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the
Manager's management and the quality of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of each Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the
Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory
Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the
Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the
Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the advisory fees and total expense ratio of the
Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and

================================================================================

58  | USAA EMERGING MARKETS FUND

================================================================================

above the median of its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account management's discussion the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under each
Subadvisory Agreement relating to the Fund are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results.
The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the
"performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and above its
Lipper index for the one-year period ended December 31, 2015 and was lower than the average of its performance universe and its Lipper index for the three-, five-, and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one-year period ended December 31, 2015 and was in the bottom
50% of its performance universe for the three-, five-, and ten-year periods ended December 31, 2015. The Board also took into account management's discussion of the Fund's performance, as well as management's continued
monitoring of the Fund's performance. The Board also noted the Fund's more recent improved performance.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the
Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund.
In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the
Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the
Manager may derive reputational and other benefits from its association with the
Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fact that the
Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the
Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the

================================================================================

60  | USAA EMERGING MARKETS FUND

================================================================================

Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the
Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the
Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by
Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The
Trustees considered information provided to them regarding the services provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

noted each Subadviser's brokerage practices. The Board also considered each
Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each
Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length.
For the above reasons, the Board determined that the profitability of each
Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the
Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the
Board noted that each Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the
Manager and that, in turn, the Manager pays a subadvisory fee to each
Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December
31, 2015, as compared to the Fund's respective peer group and noted that the
Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each

================================================================================

62  | USAA EMERGING MARKETS FUND

================================================================================

Subadviser's performance and the explanations of management regarding the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each
Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objective and policies; (ii)
each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the
USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates.
Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an
Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the Funds' Trustees, you may call (800)
531-USAA (8722) or (210) 531-8722 to request a free copy of the Funds' statement of additional information (SAI).

================================================================================

64  | USAA EMERGING MARKETS FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present);
Director of USAA Asset Management Company (AMCO) (12/11-present); Director of
USAA Investment Management Company (IMCO) (10/09-present); President, IMCO
(10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA
Shareholder Account Services (SAS) (10/09-present); Senior Vice President of
USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present);
Director of FPS (12/13-present); President and Director of USAA Investment
Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr.
McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research
Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds.
Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an
investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and
Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley
brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

66  | USAA EMERGING MARKETS FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr.
McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since
10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of
Business at Rice University (07/13-present); Associate Professor of Finance at
Jesse H. Jones Graduate School of Business at Rice University (07/01-present);
Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate
School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the
Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment
        Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds,
        P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee
        Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee
        Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

68  | USAA EMERGING MARKETS FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment
Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio
Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President,
Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice
President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG
General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel
(11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13);
Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO,
SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA
(11/14-present); Executive Director, Lead Securities Attorney, FASG General
Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr.
Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA
(12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO,
(04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

70  | USAA EMERGING MARKETS FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA
(04/13-present); Director, Institutional Asset Management Compliance, AMCO
(03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO
(06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment
        Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional
Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at
USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   25558-0716                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                                    [GRAPHIC OF USAA GOVERNMENT SECURITIES FUND]

 ============================================================

          ANNUAL REPORT
          USAA GOVERNMENT SECURITIES FUND
          FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
          MAY 31, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AN INVESTMENT PLAN CAN KEEP US FROM MAKING
HASTY PORTFOLIO DECISIONS BASED ON MARKET           [PHOTO OF BROOKS ENGLEHARDT]
TURMOIL, WHILE GIVING US FLEXIBILITY TO TAKE
ADVANTAGE OF ATTRACTIVE OPPORTUNITIES WHEN
THEY ARISE."

--------------------------------------------------------------------------------

JULY 2016

Global equity markets were volatile during the reporting period ended May 31,
2016. Concerns about the global economy--especially worries about China's growth and the potential "Brexit"--fueled the turmoil. Global stocks sold off in August to September 2015 and then again during the first six weeks of 2016. Both declines were followed by strong rallies. By the end of the reporting period, the broad U.S. stock market had generated a modest gain, but non-U.S. stocks stayed in negative territory.

U.S. stocks were able to recover their losses, in our opinion, because the U.S.
economy continued to grow (albeit slowly) and U.S. employers continued to add jobs. Market participants may have believed there was little chance of a recession in the near term. We remain cautious about the U.S. economic outlook at the time of this writing. Overall, in 2016, we expect the economy to continue running low and slow, with the weak 0.8% growth recorded in the first quarter of
2016 supporting this assessment.

Surprisingly, despite the disappointing economic data, investors were able to shrug off news of bad earnings during the reporting period. In the first quarter of 2016, companies comprising the S&P 500(R) Index suffered their fourth consecutive quarter of year-over-year earnings declines. Some commentators argued that the news was not that dismal if you factored out energy and metals and mining companies. At USAA Investments, we take the data as it is, not as we would prefer it to be. Indeed, we anticipate that corporate earnings will decline again in the second quarter of 2016. We also expect that revenues will continue to fall. To compensate for this, many companies have cut operating costs, reduced capital spending, and bought back their shares. However, we think they may have extracted most of what they can with these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Meanwhile, the Federal Reserve (the Fed) started raising interest rates during the reporting period, lifting the federal funds target rate by 0.25% in December
2015. At the same time, Fed policymakers mentioned that four

================================================================================

================================================================================

interest rate increases were likely for 2016. They subsequently cut this projection to two interest rate increases, largely because of global market turmoil and weaker-than-expected U.S. economic data during the first quarter of
2016. In early June 2016, after a disappointing employment rate, investors appeared to dial back expectations further, pricing in just a single interest rate increase in 2016. At USAA Investments, we have believed for some time that
Fed policymakers are unlikely to raise interest rates rapidly because they do not want to jeopardize U.S. economic growth. We continue to believe one or two interest rate increases are likely in 2016. While there is a chance that inflation measures may turn higher, we believe those pressures are likely to be temporary.

Looking ahead, we expect market turbulence to continue. In volatile times, it can be a challenge to find investments that provide adequate compensation relative to the risk assumed. This is one reason we should all have an investment plan. An investment plan can help us stay focused on what is most important--our objectives, time horizon, and risk tolerance. An investment plan can keep us from making hasty portfolio decisions based on market turmoil, while giving us flexibility to take advantage of attractive opportunities when they arise. Time horizon is critical. After all, dramatic price movements like those seen during the reporting period can smooth into smaller dips in the long term.
If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead we will continue monitoring market conditions, global events, economic trends, Fed monetary policy, and other factors that could potentially affect your investments. We remain committed to providing you with our best advice, top-notch service, and a variety of mutual funds. At USAA Investments, we look forward to continuing to help you with your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities markets. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                             15

    Report of Independent Registered
      Public Accounting Firm                                                  16

    Portfolio of Investments                                                  17

    Notes to Portfolio of Investments                                         24

    Financial Statements                                                      27

    Notes to Financial Statements                                             30

EXPENSE EXAMPLE                                                               46

ADVISORY AGREEMENT(S)                                                         48

TRUSTEES' AND OFFICERS' INFORMATION                                           53

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

207214-0716

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GOVERNMENT SECURITIES FUND (THE FUND) PROVIDES INVESTORS A HIGH LEVEL
OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in government securities, including U.S. Treasury bills, notes, and bonds; Treasury Inflation Protected
Securities (TIPS); mortgage-backed securities (MBS) backed by the Government
National Mortgage Association (Ginnie Mae), the Federal National Mortgage
Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation
(Freddie Mac); U.S. government agency collateralized mortgage obligations;
securities issued by U.S. government agencies and instrumentalities; and
repurchase agreements collateralized by such investments. The securities issued by U.S. government agencies and instrumentalities are supported by the credit of the issuing agency, instrumentality or corporation (which are neither issued nor guaranteed by the U.S. Treasury), including but not limited to Fannie Mae,
Freddie Mac, the Agricultural Mortgage Corporation (Farmer Mac), Federal Farm
Credit Bank, Federal Home Loan Bank, Private Export Funding Corp (Pefco), and
the Small Business Administration. This 80% policy may be changed upon at least
60 days' written notice to shareholders. The Fund has a target average maturity of 5-10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF DONNA J. BAGGERLY]                        [PHOTO OF R. NEAL GRAVES]
DONNA J. BAGGERLY, CFA                              R. NEAL GRAVES, CFA, CPA
USAA Asset                                          USAA Asset
Management Company                                  Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Shifting expectations about monetary policy action by the Federal Reserve
    (the Fed) dominated market sentiment during the reporting period ended
    May 31, 2016. In June 2015, when the reporting period began, positive U.S.
    economic data suggested the Fed might soon raise the federal funds target
    (fed funds) rate, which had been anchored between 0% and 0.25% since
    December 2008. Reflecting this widespread belief, shorter-term yields rose considerably during the summer. Longer-term yields, which are generally driven by inflation expectations, increased only slightly. However, the potential increase in the fed funds rate remained on hold as worries about global economic conditions spurred an increase in global market volatility, especially during August and September 2015. In December 2015, as volatility eased and the U.S. economy continued to improve, the Fed raised the target range of the fed funds rate to 0.25% and 0.50% and indicated
    that four interest rate increases were likely during 2016. Yields rose following the announcement. In the first quarter of 2016, yields generally fell as U.S. economic data weakened and Fed policymakers said they might increase interest rates only twice during the calendar year. Yields edged up in April and May 2016 amid improving economic news and statements from
    Fed policymakers that two interest rate increases were still planned for
    2016. For the reporting period overall, the yield on a 10-year U.S.
    Treasury fell from 2.12% on May 29, 2015 to 1.85% on May 31, 2016. As yields fell, bond prices--which move in the opposite direction--rose.
    Intermediate U.S. Treasury securities with maturities of five years to 10 years generated positive returns, with the strongest performance in 10-year maturities.

================================================================================

2  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    Residential mortgage interest rates, which are generally tied to the
    10-year U.S. Treasury yield, fell slightly during the reporting period. The interest rate on a 15-year mortgage began the period at 3.11% and ended it at 2.89%. The interest rate on a 30-year mortgage started the reporting period at 3.87% and finished it at 3.64%. Since mortgage interest rates remained relatively stable, homeowners continued to find it less advantageous to refinance their mortgages, modestly increasing extension risk. Extension risk is the risk that mortgage prepayments will decelerate, causing the average life of a mortgage to lengthen--or, extend--and become more sensitive to upward interest rate movement. However, prepayments increased among Ginnie Mae mortgages, many of which are insured by the
    Federal Housing Administration (FHA). In early 2015, the FHA had cut mortgage insurance premiums and some homeowners refinanced during the reporting period in order to obtain a lower rate. Consequently, Ginnie Mae mortgage-backed securities underperformed Freddie Mac and Fannie Mae mortgage-backed securities during the reporting period.

o   HOW DID THE USAA GOVERNMENT SECURITIES FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and
    Adviser Shares. For the reporting period ended May 31, 2016, the Fund
    Shares and Adviser Shares had a total return of 1.80% and 1.55%, respectively. This compares to a total return of 2.37% for the Barclays
    U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index,
    and 2.34% for the Lipper Intermediate U.S. Government Funds Index. The
    Institutional Shares commenced operations on August 7, 2015, and from that time through May 31, 2016, had a total return of 2.39%.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the
    Fund's assets.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

    The Fund was positioned to perform well in a rising interest rate environment and therefore, it held more shorter-duration securities than longer-duration securities. During the reporting period, longer-duration securities performed well as their prices moved up, increasing more than the prices of shorter-duration securities. Although the portfolio benefited from its holdings of longer-term commercial mortgage-backed securities
    (CMBS) and municipal bonds, the Fund was hampered by its overweight in shorter-term maturities. In addition, the Fund was hurt by its underweight in 10-year U.S. Treasuries and its investments in Ginnie Mae mortgage-backed securities.

    During the reporting period, we continued to diversify the Fund. We added to the portfolio's holdings of CMBS, municipal bonds, asset-backed securities, and U.S. Treasuries, all of which we believe tend to offer more stable cash flows than mortgage-backed securities. At the same time, we continued to reduce the Fund's position in Ginnie Mae mortgage-backed securities as we sought to decrease the portfolio's exposure to prepayment risk and extension risk.

    Thank you for allowing us to help you manage your investments.

    While the value of the USAA Government Securities Fund Shares,
    Institutional Shares, and Adviser Shares are not guaranteed by the U.S.
    government, the Fund endeavors to maintain low-to-moderate fluctuation of share price.

    Shares of the USAA Government Securities Fund are not individually backed by the full faith and credit of the U.S. government. o Mortgage-backed securities have prepayment, extension, credit, and interest rate risks.
    Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.
    o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

    You will find a complete list of securities that the Fund owns on pages
    17-23.

================================================================================

4  | USAA GOVERNMENT SECURITIES FUND

================================================================================

INVESTMENT OVERVIEW

USAA GOVERNMENT SECURITIES FUND SHARES
(FUND SHARES) (Ticker Symbol: USGNX)

--------------------------------------------------------------------------------
                                             5/31/16                 5/31/15
--------------------------------------------------------------------------------
Net Assets                                $432.5 Million          $435.4 Million
Net Asset Value Per Share                    $10.00                   $10.04

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
   1 YEAR                         5 YEARS                          10 YEARS
    1.80%                           2.12%                           4.26%

--------------------------------------------------------------------------------
     30-DAY SEC YIELD* AS OF 5/31/16          EXPENSE RATIO AS OF 5/31/15**
--------------------------------------------------------------------------------
                 2.08%                                    0.51%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT
OF DIVIDENDS - PERIODS ENDED MAY 31, 2016

-----------------------------------------------------------------------------------------
                  TOTAL RETURN       =      DIVIDEND RETURN        +       PRICE CHANGE
-----------------------------------------------------------------------------------------
10 YEARS             4.26%           =           3.55%             +           0.71%
5 YEARS              2.12%           =           2.71%             +          -0.59%
1 YEAR               1.80%           =           2.20%             +          -0.40%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS
FOR THE 10-YEAR PERIOD ENDED MAY 31, 2016

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                                                         CHANGE IN
                 TOTAL RETURN      DIVIDEND RETURN      SHARE PRICE
5/31/2007           6.25%               4.86%              1.39%
5/31/2008           6.94                4.93               2.01
5/31/2009           8.05                4.63               3.42
5/31/2010           6.15                3.94               2.21
5/31/2011           4.93                3.85               1.08
5/31/2012           4.24                3.27               0.97
5/31/2013          -0.36                2.72              -3.08
5/31/2014           2.20                2.80              -0.60
5/31/2015           2.78                2.58               0.20
5/31/2016           1.80                2.20              -0.40

                                   [END CHART]

     NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN
     OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD.
     HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE
     THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any.
Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions.
The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                          LIPPER INTERMEDIATE
                         USAA GOVERNMENT                 U.S. GOVERNMENT FUNDS
                      SECURITIES FUND SHARES                 INDEX AVERAGE
5/31/2007                      4.70%                              4.20%
5/31/2008                      4.71                               4.10
5/31/2009                      4.29                               3.69
5/31/2010                      3.74                               2.92
5/31/2011                      3.72                               2.43
5/31/2012                      3.19                               1.99
5/31/2013                      2.84                               1.70
5/31/2014                      2.76                               1.56
5/31/2015                      2.54                               1.31
5/31/2016                      2.17                               1.40

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 5/31/07 through 5/31/16.

The Lipper Intermediate U.S. Government Funds Index Average is an average performance level of all intermediate U.S. government funds, reported by Lipper
Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                   BARCLAYS U.S. AGGREGATE
                      LIPPER INTERMEDIATE         GOVERNMENT INTERMEDIATE &           USAA GOVERNMENT
                     U.S. GOVERNMENT FUNDS       MORTGAGE-BACKED SECURITIES           SECURITIES FUND
                            INDEX                          INDEX                          SHARES
05/31/06                 $10,000.00                     $10,000.00                      $10,000.00
06/30/06                  10,015.96                      10,019.06                        9,999.00
07/31/06                  10,128.12                      10,144.72                       10,133.00
08/31/06                  10,255.26                      10,276.56                       10,270.00
09/30/06                  10,332.60                      10,349.69                       10,344.00
10/31/06                  10,387.78                      10,412.53                       10,416.00
11/30/06                  10,489.88                      10,515.53                       10,511.00
12/31/06                  10,433.97                      10,481.54                       10,499.00
01/31/07                  10,429.50                      10,485.66                       10,493.00
02/28/07                  10,573.49                      10,615.96                       10,623.00
03/31/07                  10,588.89                      10,643.77                       10,633.00
04/30/07                  10,638.46                      10,693.72                       10,684.00
05/31/07                  10,545.74                      10,632.44                       10,625.00
06/30/07                  10,522.43                      10,613.38                       10,568.00
07/31/07                  10,642.56                      10,710.20                       10,643.00
08/31/07                  10,782.37                      10,846.68                       10,770.00
09/30/07                  10,860.14                      10,926.18                       10,832.00
10/31/07                  10,940.07                      11,017.94                       10,932.00
11/30/07                  11,208.48                      11,240.57                       11,152.00
12/31/07                  11,201.15                      11,274.04                       11,160.00
01/31/08                  11,465.55                      11,505.64                       11,353.00
02/29/08                  11,523.43                      11,557.71                       11,411.00
03/31/08                  11,547.06                      11,625.19                       11,452.00
04/30/08                  11,474.92                      11,568.54                       11,437.00
05/31/08                  11,347.32                      11,489.92                       11,364.00
06/30/08                  11,378.62                      11,504.07                       11,371.00
07/31/08                  11,362.69                      11,519.35                       11,367.00
08/31/08                  11,463.37                      11,640.67                       11,471.00
09/30/08                  11,455.30                      11,715.76                       11,545.00
10/31/08                  11,335.72                      11,645.16                       11,400.00
11/30/08                  11,776.56                      12,078.65                       11,778.00
12/31/08                  12,112.58                      12,310.36                       11,968.00
01/31/09                  11,977.86                      12,258.33                       11,974.00
02/28/09                  12,113.95                      12,289.58                       12,054.00
03/31/09                  12,198.64                      12,461.90                       12,231.00
04/30/09                  12,097.47                      12,441.88                       12,248.00
05/31/09                  12,190.64                      12,436.96                       12,277.00
06/30/09                  12,092.38                      12,430.37                       12,282.00
07/31/09                  12,149.07                      12,510.78                       12,399.00
08/31/09                  12,448.45                      12,592.50                       12,485.00
09/30/09                  12,514.02                      12,679.85                       12,550.00
10/31/09                  12,618.04                      12,742.48                       12,627.00
11/30/09                  12,732.25                      12,902.43                       12,757.00
12/31/09                  12,505.93                      12,695.32                       12,623.00
01/31/10                  12,710.13                      12,862.46                       12,757.00
02/28/10                  12,733.56                      12,900.36                       12,782.00
03/31/10                  12,739.01                      12,865.35                       12,795.00
04/30/10                  12,886.58                      12,949.76                       12,877.00
05/31/10                  13,019.02                      13,099.05                       13,032.00
06/30/10                  13,232.04                      13,259.15                       13,150.00
07/31/10                  13,347.88                      13,365.26                       13,270.00
08/31/10                  13,551.92                      13,450.39                       13,272.00
09/30/10                  13,577.50                      13,444.35                       13,236.00
10/31/10                  13,618.92                      13,533.19                       13,367.00
11/30/10                  13,531.41                      13,480.02                       13,355.00
12/31/10                  13,322.42                      13,349.81                       13,307.00
01/31/11                  13,328.65                      13,373.04                       13,318.00
02/28/11                  13,330.19                      13,373.21                       13,360.00
03/31/11                  13,337.57                      13,388.28                       13,375.00
04/30/11                  13,491.40                      13,527.58                       13,523.00
05/31/11                  13,678.11                      13,678.25                       13,668.00
06/30/11                  13,643.16                      13,679.77                       13,683.00
07/31/11                  13,855.02                      13,832.31                       13,789.00
08/31/11                  14,133.09                      14,030.47                       13,948.00
09/30/11                  14,265.41                      14,060.32                       13,949.00
10/31/11                  14,214.43                      14,047.52                       13,970.00
11/30/11                  14,252.96                      14,083.80                       14,021.00
12/31/11                  14,381.40                      14,169.97                       14,100.00
01/31/12                  14,480.59                      14,235.55                       14,119.00
02/29/12                  14,430.03                      14,209.83                       14,115.00
03/31/12                  14,344.99                      14,179.38                       14,135.00
04/30/12                  14,521.04                      14,290.74                       14,211.00
05/31/12                  14,685.31                      14,362.89                       14,248.00
06/30/12                  14,663.76                      14,360.60                       14,258.00
07/31/12                  14,805.18                      14,459.51                       14,360.00
08/31/12                  14,820.48                      14,470.65                       14,371.00
09/30/12                  14,823.39                      14,483.27                       14,401.00
10/31/12                  14,806.41                      14,459.75                       14,365.00
11/30/12                  14,854.47                      14,477.40                       14,373.00
12/31/12                  14,810.02                      14,472.17                       14,374.00
01/31/13                  14,721.76                      14,409.27                       14,322.00
02/28/13                  14,792.42                      14,463.76                       14,368.00
03/31/13                  14,798.74                      14,480.61                       14,373.00
04/30/13                  14,895.56                      14,550.23                       14,419.00
05/31/13                  14,659.81                      14,369.32                       14,198.00
06/30/13                  14,452.49                      14,243.76                       14,075.00
07/31/13                  14,445.56                      14,247.17                       14,023.00
08/31/13                  14,367.76                      14,193.81                       13,999.00
09/30/13                  14,498.22                      14,340.87                       14,131.00
10/31/13                  14,571.30                      14,414.36                       14,207.00
11/30/13                  14,538.48                      14,370.48                       14,199.00
12/31/13                  14,423.45                      14,280.94                       14,132.00
01/31/14                  14,613.60                      14,446.63                       14,307.00
02/28/14                  14,653.64                      14,485.67                       14,369.00
03/31/14                  14,611.74                      14,433.57                       14,316.00
04/30/14                  14,695.38                      14,522.92                       14,406.00
05/31/14                  14,807.46                      14,655.06                       14,511.00
06/30/14                  14,808.88                      14,662.68                       14,528.00
07/31/14                  14,774.38                      14,602.91                       14,473.00
08/31/14                  14,874.39                      14,714.09                       14,591.00
09/30/14                  14,825.51                      14,676.10                       14,565.00
10/31/14                  14,921.96                      14,796.98                       14,656.00
11/30/14                  15,013.55                      14,881.78                       14,731.00
12/31/14                  15,011.91                      14,871.41                       14,718.00
01/31/15                  15,294.20                      15,057.50                       14,866.00
02/28/15                  15,138.74                      14,975.88                       14,838.00
03/31/15                  15,219.43                      15,044.17                       14,913.00
04/30/15                  15,191.34                      15,039.59                       14,899.00
05/31/15                  15,163.67                      15,042.18                       14,914.00
06/30/15                  15,053.42                      14,958.18                       14,840.00
07/31/15                  15,150.31                      15,033.79                       14,869.00
08/31/15                  15,142.97                      15,044.08                       14,868.00
09/30/15                  15,250.18                      15,145.21                       14,955.00
10/31/15                  15,217.21                      15,123.56                       14,923.00
11/30/15                  15,172.99                      15,087.14                       14,889.00
12/31/15                  15,133.36                      15,069.36                       14,855.00
01/31/16                  15,390.19                      15,288.49                       15,032.00
02/29/16                  15,481.32                      15,355.58                       15,118.00
03/31/16                  15,532.00                      15,392.12                       15,145.00
04/30/16                  15,529.09                      15,401.21                       15,171.00
05/31/16                  15,518.44                      15,398.45                       15,182.00

                                   [END CHART]

                       Data from 5/31/06 through 5/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Government Securities Fund Shares to the following benchmarks:

o   The unmanaged Lipper Intermediate U.S. Government Funds Index is considered representative of intermediate U.S. government funds.

o   The unmanaged Barclays U.S. Aggregate Government Intermediate &
    Mortgage-Backed Securities Index consists of intermediate U.S. Treasury and
    Agency unsecured notes and securities backed by pools of mortgages issued by U.S. Government Agencies, GNMA, Fannie Mae, or Freddie Mac.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Intermediate U.S. Government Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA GOVERNMENT SECURITIES FUND

================================================================================

USAA GOVERNMENT SECURITIES FUND INSTITUTIONAL
SHARES (INSTITUTIONAL SHARES)* (Ticker Symbol: UIGSX)

--------------------------------------------------------------------------------
                                                                     5/31/16
--------------------------------------------------------------------------------
Net Assets (in Millions)                                          $106.7 Million
Net Asset Value Per Share                                             $10.00

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURN AS OF 5/31/16
--------------------------------------------------------------------------------
                            SINCE INCEPTION 8/07/15**
                                      2.39%

--------------------------------------------------------------------------------
                  30-DAY SEC YIELD*** AS OF 5/31/16
--------------------------------------------------------------------------------
    UNSUBSIDIZED             1.82%            SUBSIDIZED                2.11%

--------------------------------------------------------------------------------
                        EXPENSE RATIOS AS OF 5/31/15****
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT     0.69%            AFTER REIMBURSEMENT       0.45%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The Institutional Shares commenced operations on August 7, 2015.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***Calculated as prescribed by the Securities and Exchange Commission.

****The expense ratios are reported in the Fund's prospectus dated October 1,
2015, and are based on estimated expenses for the current fiscal year. USAA
Asset Management Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.45% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the
Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2016. If the total annual operating expense ratio of the
Institutional Shares is lower than 0.45%, the Institutional Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies.
Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy
(USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                      BARCLAYS U.S. AGGREGATE
                          LIPPER INTERMEDIATE         GOVERNMENT INTERMEDIATE &            USAA GOVERNMENT
                            U.S. GOVERNMENT          MORTGAGE-BACKED SECURITIES            SECURITIES FUND
                              FUNDS INDEX                      INDEX                     INSTITUTIONAL SHARES
07/31/15                      $10,000.00                     $10,000.00                       $10,000.00
08/31/15                       10,006.84                       9,995.16                        10,023.74
09/30/15                       10,074.12                      10,065.92                        10,083.47
10/31/15                       10,059.71                      10,044.16                        10,060.97
11/30/15                       10,035.49                      10,014.97                        10,048.84
12/31/15                       10,023.66                       9,988.81                        10,017.00
01/31/16                       10,169.42                      10,158.33                        10,146.00
02/29/16                       10,214.05                      10,218.49                        10,195.00
03/31/16                       10,238.35                      10,251.94                        10,224.00
04/30/16                       10,244.40                      10,250.02                        10,231.00
05/31/16                       10,242.56                      10,242.99                        10,239.00

                                   [END CHART]

                       Data from 7/31/15 through 5/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Government Securities Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Intermediate U.S. Government Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Intermediate U.S. Government Funds Index and
Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities
Index is calculated from the end of the month, July 31, 2015, while the inception date of the Institutional Shares is August 7, 2015. There may be a
slight variation of performance numbers because of this difference.

================================================================================

10  | USAA GOVERNMENT SECURITIES FUND

================================================================================

USAA GOVERNMENT SECURITIES FUND ADVISER SHARES
(ADVISER SHARES) (Ticker Symbol: UAGNX)

--------------------------------------------------------------------------------
                                          5/31/16                    5/31/15
--------------------------------------------------------------------------------
Net Assets (in Millions)                $5.1 Million               $5.1 Million
Net Asset Value Per Share                  $10.00                     $10.04

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
   1 YEAR                     5 YEARS                   SINCE INCEPTION 8/01/10
   1.55%                       1.76%                             1.95%

--------------------------------------------------------------------------------
                               30-DAY SEC YIELD* AS OF 5/31/16
--------------------------------------------------------------------------------
   UNSUBSIDIZED              1.46%              SUBSIDIZED              1.76%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 5/31/15**
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT      1.05%              AFTER REIMBURSEMENT     0.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management
Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.75% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2016. If the total annual operating expense ratio of the Adviser Shares is lower than
0.75%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                    USAA GOVERNMENT SECURITIES             LIPPER INTERMEDIATE U.S.
                       FUND ADVISER SHARES              GOVERNMENT FUNDS INDEX AVERAGE
05/31/12                      2.70%                                 1.99%
05/31/13                      2.84                                  1.70
05/31/14                      2.40                                  1.56
05/31/15                      2.26                                  1.31
05/31/16                      1.93                                  1.40

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 5/31/12 through 5/31/16.

The Lipper Intermediate U.S. Government Funds Index Average is an average performance level of all intermediate U.S. government funds, reported by Lipper
Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

12  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                               BARCLAYS U.S. AGGREGATE
                  LIPPER INTERMEDIATE          GOVERNMENT INTERMEDIATE                  USAA GOVERNMENT
                    U.S. GOVERNMENT               & MORTGAGE-BACKED                     SECURITIES FUND
                      FUNDS INDEX                  SECURITIES INDEX                      ADVISER SHARES
07/31/10               $10,000.00                    $10,000.00                            $10,000.00
08/31/10                10,152.86                     10,063.69                             10,006.39
09/30/10                10,172.02                     10,059.17                              9,975.26
10/31/10                10,203.06                     10,125.65                             10,060.12
11/30/10                10,137.50                     10,085.86                             10,056.88
12/31/10                 9,980.93                      9,988.44                             10,006.51
01/31/11                 9,985.59                     10,005.82                             10,011.35
02/28/11                 9,986.75                     10,005.94                             10,049.04
03/31/11                 9,992.27                     10,017.22                             10,056.04
04/30/11                10,107.52                     10,121.45                             10,153.21
05/31/11                10,247.41                     10,234.18                             10,258.35
06/30/11                10,221.22                     10,235.32                             10,274.98
07/31/11                10,379.94                     10,349.44                             10,350.32
08/31/11                10,588.26                     10,497.72                             10,465.83
09/30/11                10,687.40                     10,520.05                             10,451.75
10/31/11                10,649.21                     10,510.47                             10,473.71
11/30/11                10,678.07                     10,537.62                             10,507.48
12/31/11                10,774.29                     10,602.09                             10,561.89
01/31/12                10,848.61                     10,651.16                             10,562.30
02/29/12                10,810.73                     10,631.91                             10,564.77
03/31/12                10,747.02                     10,609.13                             10,575.77
04/30/12                10,878.91                     10,692.45                             10,627.78
05/31/12                11,001.98                     10,746.43                             10,652.08
06/30/12                10,985.83                     10,744.72                             10,644.34
07/31/12                11,091.78                     10,818.72                             10,716.39
08/31/12                11,103.25                     10,827.06                             10,729.75
09/30/12                11,105.42                     10,836.50                             10,748.14
10/31/12                11,092.71                     10,818.90                             10,706.73
11/30/12                11,128.71                     10,832.11                             10,707.96
12/31/12                11,095.41                     10,828.19                             10,715.26
01/31/13                11,029.28                     10,781.13                             10,671.59
02/28/13                11,082.23                     10,821.91                             10,702.24
03/31/13                11,086.95                     10,834.51                             10,690.88
04/30/13                11,159.49                     10,886.60                             10,721.07
05/31/13                10,982.88                     10,751.25                             10,551.70
06/30/13                10,827.55                     10,657.30                             10,466.68
07/31/13                10,822.36                     10,659.85                             10,423.85
08/31/13                10,764.08                     10,619.93                             10,402.02
09/30/13                10,861.81                     10,729.96                             10,496.66
10/31/13                10,916.56                     10,784.94                             10,549.12
11/30/13                10,891.98                     10,752.11                             10,539.03
12/31/13                10,805.79                     10,685.12                             10,474.85
01/31/14                10,948.25                     10,809.09                             10,611.95
02/28/14                10,978.25                     10,838.30                             10,656.61
03/31/14                10,946.86                     10,799.32                             10,605.06
04/30/14                11,009.52                     10,866.17                             10,670.78
05/31/14                11,093.49                     10,965.04                             10,745.36
06/30/14                11,094.55                     10,970.74                             10,754.16
07/31/14                11,068.71                     10,926.02                             10,720.20
08/31/14                11,143.63                     11,009.21                             10,793.59
09/30/14                11,107.01                     10,980.78                             10,781.59
10/31/14                11,179.27                     11,071.22                             10,847.04
11/30/14                11,247.89                     11,134.67                             10,889.61
12/31/14                11,246.66                     11,126.91                             10,877.63
01/31/15                11,458.14                     11,266.15                             10,985.06
02/28/15                11,341.68                     11,205.08                             10,973.02
03/31/15                11,402.13                     11,256.17                             11,026.18
04/30/15                11,381.09                     11,252.74                             11,013.06
05/31/15                11,360.36                     11,254.69                             11,021.89
06/30/15                11,277.76                     11,191.84                             10,954.43
07/31/15                11,350.35                     11,248.40                             10,973.69
08/31/15                11,344.85                     11,256.10                             10,981.89
09/30/15                11,425.17                     11,331.77                             11,044.49
10/31/15                11,400.47                     11,315.57                             11,018.51
11/30/15                11,367.34                     11,288.33                             10,991.43
12/31/15                11,337.65                     11,275.02                             10,953.00
01/31/16                11,530.06                     11,438.97                             11,093.00
02/29/16                11,598.33                     11,489.17                             11,143.00
03/31/16                11,636.30                     11,516.51                             11,172.00
04/30/16                11,634.12                     11,523.32                             11,188.00
05/31/16                11,626.15                     11,521.24                             11,193.00

                                   [END CHART]

                       Data from 7/31/10 through 5/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Government Securities Fund Adviser Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Intermediate U.S. Government Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Intermediate U.S. Government Funds Index and
Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities
Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o ASSET ALLOCATION - 5/31/16 o

                         [PIE CHART OF ASSET ALLOCATION]

30-YEAR FIXED-RATE SINGLE-FAMILY MORTGAGES*                                35.7%
COMMERCIAL MORTGAGE-BACKED SECURITIES                                      27.2%
U.S. TREASURY SECURITIES-NOTES                                             19.4%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         5.8%
MUNICIPAL BONDS                                                             4.2%
15-YEAR FIXED-RATE SINGLE-FAMILY MORTGAGES*                                 3.9%
ASSET-BACKED SECURITIES                                                     3.0%
MONEY MARKET INSTRUMENTS                                                    0.5%

                                   [END CHART]

*Combined in the Portfolio of Investments under Mortgage-Backed Pass-Through
Securities, Single-Family.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 17-23.

================================================================================

14  | USAA GOVERNMENT SECURITIES FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended
May 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts
(or, if subsequently determined to be different, the maximum amount allowable)
for the fiscal year ended May 31, 2016:

                               QUALIFIED INTEREST
                                     INCOME
                               ------------------
                                   $10,945,000
                               ------------------

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  15

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GOVERNMENT SECURITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Government Securities Fund (one of the
portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31,
2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
USAA Government Securities Fund at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2016

================================================================================

16  | USAA GOVERNMENT SECURITIES FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2016

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                          COUPON                            VALUE
(000)         SECURITY                                                           RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES (3.0%)

              ASSET-BACKED FINANCING (3.0%)
$   3,550     Navient Student Loan Trust                                         0.96%(a)      6/25/2031      $   3,406
    2,000     Navient Student Loan Trust(b)                                      1.49(a)       6/25/2065          2,009
    4,957     Nelnet Student Loan Trust                                          0.88(a)       6/25/2041          4,083
    2,266     SLM Student Loan Trust                                             0.75(a)      10/27/2025          2,221
    5,000     SLM Student Loan Trust                                             1.10(a)       6/25/2055          4,869
                                                                                                              ---------
                                                                                                                 16,588
                                                                                                              ---------
              Total Asset-Backed Securities (cost: $17,059)                                                      16,588
                                                                                                              ---------

              U.S. GOVERNMENT AGENCY ISSUES (72.6%)(c)

              MORTGAGE-BACKED PASS-THROUGH SECURITIES, SINGLE-FAMILY (39.6%)
        2     Fannie Mae(+)                                                      6.50         10/01/2016              2
       23     Fannie Mae(+)                                                      6.50         12/01/2016             23
        9     Fannie Mae(+)                                                      6.00          2/01/2017              9
    2,535     Fannie Mae(+)                                                      3.50          5/01/2021          2,678
    2,151     Fannie Mae(+)                                                      2.54          5/01/2023          2,208
    4,272     Fannie Mae(+)                                                      3.00          2/01/2027          4,461
    7,183     Fannie Mae(+)                                                      3.00          2/01/2027          7,500
    1,181     Fannie Mae(+)                                                      5.00         12/01/2035          1,314
      497     Fannie Mae(+)                                                      5.50         11/01/2037            558
      738     Fannie Mae(+)                                                      6.00          5/01/2038            842
    3,204     Fannie Mae(+)                                                      4.00          8/01/2039          3,423
    5,387     Fannie Mae(+)                                                      3.50          1/01/2042          5,650
    8,579     Fannie Mae(+)                                                      3.50          5/01/2042          8,996
      187     Freddie Mac(+)                                                     5.00          1/01/2021            196
      958     Freddie Mac(+)                                                     5.50         12/01/2035          1,066
    2,645     Freddie Mac(+)                                                     4.00          9/01/2040          2,829
    8,374     Freddie Mac(+)                                                     3.50          5/01/2042          8,780
    6,668     Freddie Mac(+)                                                     3.00          6/01/2042          6,847
       45     Government National Mortgage Assn. I                               6.00         12/15/2016             46
      304     Government National Mortgage Assn. I                               5.50         12/15/2018            313
       14     Government National Mortgage Assn. I                               8.50          6/15/2021             14
       15     Government National Mortgage Assn. I                               9.00          7/15/2021             16
        7     Government National Mortgage Assn. I                               8.50          7/15/2022              7
      535     Government National Mortgage Assn. I                               6.00          8/15/2022            577
       48     Government National Mortgage Assn. I                               8.00          6/15/2023             53

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                          COUPON                            VALUE
(000)         SECURITY                                                           RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------
$   1,013     Government National Mortgage Assn. I                               4.50%         5/15/2024      $   1,072
    1,145     Government National Mortgage Assn. I                               4.50          9/15/2024          1,214
    1,114     Government National Mortgage Assn. I                               4.50          9/15/2024          1,181
      883     Government National Mortgage Assn. I                               4.50         10/15/2024            949
      992     Government National Mortgage Assn. I                               4.50         10/15/2024          1,064
       56     Government National Mortgage Assn. I                               7.00          4/15/2027             57
      206     Government National Mortgage Assn. I                               7.00          5/15/2027            240
      128     Government National Mortgage Assn. I                               8.00          5/15/2027            139
      109     Government National Mortgage Assn. I                               7.50          2/15/2028            129
      447     Government National Mortgage Assn. I                               6.00          4/15/2028            518
      132     Government National Mortgage Assn. I                               6.50          5/15/2028            151
       81     Government National Mortgage Assn. I                               6.50          5/15/2028             92
       10     Government National Mortgage Assn. I                               6.75          5/15/2028             11
       48     Government National Mortgage Assn. I                               7.00          6/15/2028             50
      108     Government National Mortgage Assn. I                               6.50          7/15/2028            124
       16     Government National Mortgage Assn. I                               7.00          7/15/2028             16
       57     Government National Mortgage Assn. I                               7.00          8/15/2028             63
       39     Government National Mortgage Assn. I                               7.00          8/15/2028             45
       54     Government National Mortgage Assn. I                               6.50          9/15/2028             62
       91     Government National Mortgage Assn. I                               7.00          9/15/2028            101
      112     Government National Mortgage Assn. I                               6.00         11/15/2028            127
      205     Government National Mortgage Assn. I                               6.50         11/15/2028            234
       32     Government National Mortgage Assn. I                               6.50          1/15/2029             37
       16     Government National Mortgage Assn. I                               6.50          1/15/2029             18
      186     Government National Mortgage Assn. I                               6.00          2/15/2029            210
       25     Government National Mortgage Assn. I                               7.50          3/15/2029             30
       46     Government National Mortgage Assn. I                               7.50          4/15/2029             51
      414     Government National Mortgage Assn. I                               7.00          5/15/2029            472
      453     Government National Mortgage Assn. I                               7.00          6/15/2029            516
      240     Government National Mortgage Assn. I                               6.00          7/15/2029            279
      121     Government National Mortgage Assn. I                               7.50         10/15/2029            141
       21     Government National Mortgage Assn. I                               7.50         10/15/2029             22
       82     Government National Mortgage Assn. I                               8.00          7/15/2030             87
       26     Government National Mortgage Assn. I                               8.00          9/15/2030             30
       18     Government National Mortgage Assn. I                               7.50         12/15/2030             20
       31     Government National Mortgage Assn. I                               7.50          1/15/2031             35
      346     Government National Mortgage Assn. I                               6.50          3/15/2031            396
       43     Government National Mortgage Assn. I                               7.00          8/15/2031             43
      101     Government National Mortgage Assn. I                               7.00          9/15/2031            123
      401     Government National Mortgage Assn. I                               6.50         10/15/2031            459
       92     Government National Mortgage Assn. I                               7.00         10/15/2031            100
       37     Government National Mortgage Assn. I                               7.50         11/15/2031             41
      233     Government National Mortgage Assn. I                               6.50          1/15/2032            267

================================================================================

18  | USAA GOVERNMENT SECURITIES FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                          COUPON                            VALUE
(000)         SECURITY                                                           RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------
$     308     Government National Mortgage Assn. I                               6.00%         5/15/2032      $     351
       46     Government National Mortgage Assn. I                               7.00          6/15/2032             53
      211     Government National Mortgage Assn. I                               7.00          7/15/2032            246
      405     Government National Mortgage Assn. I                               6.50          8/15/2032            463
    1,231     Government National Mortgage Assn. I                               6.50          9/15/2032          1,449
    1,132     Government National Mortgage Assn. I                               6.00          1/15/2033          1,314
      468     Government National Mortgage Assn. I                               6.00          2/15/2033            544
      338     Government National Mortgage Assn. I                               6.00          7/15/2033            383
      376     Government National Mortgage Assn. I                               6.00          9/15/2033            437
    3,522     Government National Mortgage Assn. I                               5.50         10/15/2033          4,039
    1,566     Government National Mortgage Assn. I                               5.50         12/15/2033          1,795
      677     Government National Mortgage Assn. I                               5.50          7/15/2034            766
    1,627     Government National Mortgage Assn. I                               5.50         10/15/2035          1,857
      466     Government National Mortgage Assn. I                               6.00          3/15/2037            539
      298     Government National Mortgage Assn. I                               6.00          9/15/2037            343
    1,130     Government National Mortgage Assn. I                               5.50          3/15/2038          1,270
    1,838     Government National Mortgage Assn. I                               5.50          4/15/2038          2,088
      677     Government National Mortgage Assn. I                               6.00          5/15/2038            772
      688     Government National Mortgage Assn. I                               6.00          5/15/2038            781
      522     Government National Mortgage Assn. I                               6.00          9/15/2038            592
      742     Government National Mortgage Assn. I                               6.00         10/15/2038            841
      891     Government National Mortgage Assn. I                               6.00         12/15/2038          1,010
      685     Government National Mortgage Assn. I                               5.00          2/15/2039            769
    4,345     Government National Mortgage Assn. I                               5.50          6/15/2039          4,877
    6,238     Government National Mortgage Assn. I                               4.50          9/15/2039          6,906
    4,208     Government National Mortgage Assn. I                               4.50         11/15/2039          4,688
    6,099     Government National Mortgage Assn. I                               4.50         12/15/2039          6,799
   18,738     Government National Mortgage Assn. I                               4.50          2/15/2040         20,876
    3,920     Government National Mortgage Assn. I                               4.50          3/15/2040          4,325
    3,924     Government National Mortgage Assn. I                               4.50          6/15/2040          4,328
    1,913     Government National Mortgage Assn. I                               4.00          7/15/2040          2,048
    4,123     Government National Mortgage Assn. I                               4.50          7/15/2040          4,540
    2,354     Government National Mortgage Assn. I                               4.00          8/15/2040          2,542
    4,911     Government National Mortgage Assn. I                               4.00          9/15/2040          5,264
    4,420     Government National Mortgage Assn. I                               4.50          1/15/2041          4,866
       15     Government National Mortgage Assn. II                              8.00         12/20/2022             17
    2,556     Government National Mortgage Assn. II                              4.50          4/20/2024          2,716
      363     Government National Mortgage Assn. II                              8.00          8/20/2030            459
      372     Government National Mortgage Assn. II                              7.00          9/20/2030            457
      217     Government National Mortgage Assn. II                              6.00          3/20/2031            255
       71     Government National Mortgage Assn. II                              7.50          4/20/2031             89
      119     Government National Mortgage Assn. II                              6.50          5/20/2031            143
       92     Government National Mortgage Assn. II                              6.50          7/20/2031            111

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                          COUPON                            VALUE
(000)         SECURITY                                                           RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------
$     246     Government National Mortgage Assn. II                              6.50%         8/20/2031      $     292
      374     Government National Mortgage Assn. II                              6.50          4/20/2032            445
      357     Government National Mortgage Assn. II                              6.50          6/20/2032            428
      555     Government National Mortgage Assn. II                              6.00          8/20/2032            652
      484     Government National Mortgage Assn. II                              6.00          9/20/2032            567
      476     Government National Mortgage Assn. II                              5.50          4/20/2033            537
    1,678     Government National Mortgage Assn. II                              5.00          5/20/2033          1,882
    2,116     Government National Mortgage Assn. II                              5.00          7/20/2033          2,375
      494     Government National Mortgage Assn. II                              6.00         10/20/2033            579
      463     Government National Mortgage Assn. II                              6.00         12/20/2033            514
    1,592     Government National Mortgage Assn. II                              6.00          2/20/2034          1,868
    1,586     Government National Mortgage Assn. II                              5.50          3/20/2034          1,823
    1,532     Government National Mortgage Assn. II                              6.00          3/20/2034          1,740
    1,249     Government National Mortgage Assn. II                              5.00          6/20/2034          1,400
    1,095     Government National Mortgage Assn. II                              6.50          8/20/2034          1,313
      978     Government National Mortgage Assn. II                              6.00          9/20/2034          1,145
    2,743     Government National Mortgage Assn. II                              6.00         10/20/2034          3,218
      353     Government National Mortgage Assn. II                              6.00         11/20/2034            401
    5,706     Government National Mortgage Assn. II                              5.50          2/20/2035          6,421
    4,996     Government National Mortgage Assn. II                              5.50          4/20/2035          5,630
    2,437     Government National Mortgage Assn. II                              5.50          7/20/2035          2,742
    3,154     Government National Mortgage Assn. II                              5.00          9/20/2035          3,539
    1,012     Government National Mortgage Assn. II                              6.00          5/20/2036          1,154
    1,161     Government National Mortgage Assn. II                              5.50          1/20/2037          1,288
      878     Government National Mortgage Assn. II                              5.00          2/20/2037            953
    3,847     Government National Mortgage Assn. II                              4.00         11/20/2040          4,139
                                                                                                              ---------
                                                                                                                215,477
                                                                                                              ---------
              COLLATERALIZED MORTGAGE OBLIGATIONS (5.8%)
    6,829     Fannie Mae(+)                                                      1.50          7/25/2027          6,674
    2,938     Fannie Mae(+)                                                      1.38          9/25/2027          2,891
    2,652     Fannie Mae(+)                                                      1.50          9/25/2027          2,604
    2,653     Fannie Mae(+)                                                      1.50          9/25/2027          2,589
    2,823     Fannie Mae(+)                                                      1.50         10/25/2027          2,755
      333     Fannie Mae(+)                                                      5.00         11/25/2032            336
    2,398     Fannie Mae(+)                                                      0.75(a)      4/25/2035           2,404
    2,559     Fannie Mae(+)                                                      0.75(a)      8/25/2037           2,568
    4,052     Freddie Mac(+)                                                     2.00          9/15/2026          4,089
    1,623     Freddie Mac(+)                                                     0.73(a)      3/15/2036           1,622
    2,943     Freddie Mac(+)                                                     0.98(a)      10/15/2041          2,975
                                                                                                              ---------
                                                                                                                 31,507
                                                                                                              ---------

================================================================================

20  | USAA GOVERNMENT SECURITIES FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                          COUPON                            VALUE
(000)         SECURITY                                                           RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (27.2%)
$   8,533     Fannie Mae(+)                                                      2.01%         7/01/2019      $   8,661
    2,043     Fannie Mae(+)                                                      2.05          7/01/2019          2,075
    3,000     Fannie Mae(+)                                                      1.65          9/25/2019          3,015
    7,777     Fannie Mae(+)                                                      1.50          1/01/2020          7,774
   10,202     Fannie Mae(+)                                                      1.58          1/01/2020         10,227
   10,000     Fannie Mae(+)                                                      2.63          9/01/2021         10,363
   21,933     Fannie Mae(+)                                                      2.42         11/01/2022         22,499
    8,265     Fannie Mae(+)                                                      2.50          4/01/2023          8,461
    2,356     Fannie Mae(+)                                                      2.71          6/25/2025          2,427
    8,500     Freddie Mac(+)                                                     2.22         12/25/2018          8,658
    4,181     Freddie Mac(+)                                                     1.69          4/25/2022          4,201
    4,000     Freddie Mac(+)                                                     2.72          6/25/2022          4,174
    3,000     Freddie Mac(+)                                                     2.36          7/25/2022          3,069
   10,000     Freddie Mac(+)                                                     2.31          8/25/2022         10,196
    5,000     Freddie Mac(+)                                                     2.51         11/25/2022          5,157
    5,000     Freddie Mac(+)                                                     2.64          1/25/2023          5,195
    3,000     Freddie Mac(+)                                                     3.32          2/25/2023          3,242
    3,000     Freddie Mac(+)                                                     3.39          3/25/2024          3,260
    4,186     Freddie Mac(+)                                                     2.60          1/25/2025          4,313
    3,000     Freddie Mac(+)                                                     3.02          1/25/2025          3,173
   10,000     Freddie Mac(+)                                                     3.28          6/25/2025         10,772
    4,000     Freddie Mac(+)                                                     3.01          7/25/2025          4,222
    3,000     Freddie Mac(+)                                                     2.85          3/25/2026          3,112
                                                                                                              ---------
                                                                                                                148,246
                                                                                                              ---------
              Total U.S. Government Agency Issues (cost: $375,901)                                              395,230
                                                                                                              ---------

              U.S. TREASURY SECURITIES (19.4%)

              NOTES (19.4%)
    8,000     0.50%, 6/30/2016                                                                                    8,002
    3,000     0.75%, 1/15/2017                                                                                    3,003
    7,500     0.88%, 1/31/2017                                                                                    7,512
   10,000     1.88%, 8/31/2017                                                                                   10,136
   13,000     0.63%, 9/30/2017                                                                                   12,973
    5,000     0.75%, 10/31/2017                                                                                   4,997
    7,000     0.88%, 1/31/2018                                                                                    7,005
    5,000     1.00%, 5/15/2018                                                                                    5,012
   10,000     1.00%, 9/15/2018                                                                                   10,017
    4,000     1.00%, 3/15/2019                                                                                    4,000
    6,000     0.88%, 4/15/2019                                                                                    5,977
    7,000     1.38%, 5/31/2021                                                                                    7,005
    3,000     2.12%, 6/30/2021                                                                                    3,106

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                          COUPON                            VALUE
(000)         SECURITY                                                           RATE          MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------------
$   3,000     2.00%, 2/15/2022                                                                                 $  3,083
    5,000     2.25%, 11/15/2024                                                                                   5,188
    4,000     2.00%, 2/15/2025                                                                                    4,067
    4,500     2.13%, 5/15/2025                                                                                    4,619
                                                                                                               --------
                                                                                                                105,702
                                                                                                               --------
              Total U.S. Treasury Securities (cost: $105,265)                                                   105,702
                                                                                                               --------
              MUNICIPAL BONDS (4.2%)

              AIRPORT/PORT (1.0%)
     5,000    Port Auth. of New York & New Jersey                                2.53%        10/15/2020          5,178
                                                                                                               --------
              GENERAL OBLIGATION (3.2%)
     5,000    State of California                                                1.75         11/01/2017          5,066
     5,000    State of Connecticut                                               2.92          8/01/2023          5,199
     3,000    State of Texas                                                     2.83         10/01/2025          3,085
     4,000    State of Texas                                                     3.01         10/01/2026          4,100
                                                                                                               --------
                                                                                                                 17,450
                                                                                                               --------
              Total Municipal Bonds (cost: $22,009)                                                              22,628
                                                                                                               --------
              MONEY MARKET INSTRUMENTS (0.5%)

              REPURCHASE AGREEMENTS (0.5%)
     2,722    Credit Agricole Corp. Inv. Bank, 0.29%, acquired
                5/31/2016 and due on 6/01/2016 at $2,722
                (collateralized by $2,241 of U.S. Treasury, 3.75%(d),
                due 11/15/2043; market value $2,776) (cost: $2,722)                                               2,722
                                                                                                               --------
              TOTAL INVESTMENTS (COST: $522,956)                                                               $542,870
                                                                                                               ========

================================================================================

22  | USAA GOVERNMENT SECURITIES FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
($ IN 000s)                                           VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------
ASSETS                                    LEVEL 1            LEVEL 2         LEVEL 3                  TOTAL
-----------------------------------------------------------------------------------------------------------
Asset-Backed Securities                  $      -           $ 16,588              $-               $ 16,588
U.S. Government Agency Issues                   -            395,230               -                395,230
U.S. Treasury Securities                  105,702                  -               -                105,702
Municipal Bonds                                 -             22,628               -                 22,628
Money Market Instruments:
  Repurchase Agreements                         -              2,722               -                  2,722
-----------------------------------------------------------------------------------------------------------
Total                                    $105,702           $437,168              $-               $542,870
-----------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of June 1, 2015, through May 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully

================================================================================

24  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    collateralized by a portfolio of mortgages or mortgage-related securities.
    CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

o   SPECIFIC NOTES

    (a) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2016.

    (b) Restricted security that is not registered under the Securities
        Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset
        Management Company under liquidity guidelines approved by USAA Mutual
        Funds Trust's Board of Trustees, unless otherwise noted as illiquid.

    (c) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the
        Government National Mortgage Association (GNMA or Ginnie Mae) and
        certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the
        U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

        2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA)
        to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and
        Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that
        Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (d) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    See accompanying notes to financial statements.

================================================================================

26  | USAA GOVERNMENT SECURITIES FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $522,956)                              $542,870
   Receivables:
      Capital shares sold                                                                          674
      USAA Asset Management Company (Note 6C)                                                        3
      Interest                                                                                   1,450
                                                                                              --------
         Total assets                                                                          544,997
                                                                                              --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                                      472
      Dividends on capital shares                                                                   89
   Accrued management fees                                                                          73
   Accrued transfer agent's fees                                                                    10
   Other accrued expenses and payables                                                             102
                                                                                              --------
         Total liabilities                                                                         746
                                                                                              --------
            Net assets applicable to capital shares outstanding                               $544,251
                                                                                              ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $525,906
   Accumulated undistributed net investment income                                                  45
   Accumulated net realized loss on investments                                                 (1,614)
   Net unrealized appreciation of investments                                                   19,914
                                                                                              --------
            Net assets applicable to capital shares outstanding                               $544,251
                                                                                              ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $432,471/43,241 shares outstanding)                          $  10.00
                                                                                              ========
      Institutional Shares (net assets of $106,692/10,666 shares outstanding)                 $  10.00
                                                                                              ========
      Adviser Shares (net assets of $5,088/509 shares outstanding)                            $  10.00
                                                                                              ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                             $13,484
                                                                                               -------
EXPENSES
   Management fees                                                                                 779
   Administration and servicing fees:
      Fund Shares                                                                                  644
      Institutional Shares*                                                                         71
      Adviser Shares                                                                                 7
   Transfer agent's fees:
      Fund Shares                                                                                  546
      Institutional Shares*                                                                         71
   Distribution and service fees (Note 6E):
      Adviser Shares                                                                                13
   Custody and accounting fees:
      Fund Shares                                                                                  109
      Institutional Shares*                                                                         17
      Adviser Shares                                                                                 2
   Postage:
      Fund Shares                                                                                   32
   Shareholder reporting fees:
      Fund Shares                                                                                   30
      Institutional Shares*                                                                          1
   Trustees' fees                                                                                   29
   Registration fees:
      Fund Shares                                                                                   35
      Institutional Shares*                                                                         33
      Adviser Shares                                                                                18
   Professional fees                                                                                98
   Other                                                                                            14
                                                                                               -------
         Total expenses                                                                          2,549
   Expenses reimbursed:
      Adviser Shares                                                                               (10)
                                                                                               -------
         Net expenses                                                                            2,539
                                                                                               -------
NET INVESTMENT INCOME                                                                           10,945
                                                                                               -------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss                                                                               (26)
   Change in net unrealized appreciation/(depreciation)                                         (1,458)
                                                                                               -------
         Net realized and unrealized loss                                                       (1,484)
                                                                                               -------
   Increase in net assets resulting from operations                                            $ 9,461
                                                                                               =======

*Institutional Shares commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

28  | USAA GOVERNMENT SECURITIES FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

                                                                                2016              2015
------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                    $ 10,945          $ 11,248
   Net realized gain (loss) on investments                                       (26)               16
   Change in net unrealized appreciation/(depreciation)
      of investments                                                          (1,458)            1,177
                                                                            --------------------------
      Increase in net assets resulting from operations                         9,461            12,441
                                                                            --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                             (9,369)          (11,252)
      Institutional Shares*                                                   (1,540)                -
      Adviser Shares                                                             (98)             (115)
                                                                            --------------------------
          Distributions to shareholders                                      (11,007)          (11,367)
                                                                            --------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                (1,162)          (17,328)
   Institutional Shares*                                                     106,430                 -
   Adviser Shares                                                                 (8)              (59)
                                                                            --------------------------
      Total net increase (decrease) in net assets from capital
         share transactions                                                  105,260           (17,387)
                                                                            --------------------------
   Net increase (decrease) in net assets                                     103,714           (16,313)

NET ASSETS
   Beginning of year                                                         440,537           456,850
                                                                            --------------------------
   End of year                                                              $544,251          $440,537
                                                                            ==========================
Accumulated undistributed net investment income:
   End of year                                                              $     45          $     62
                                                                            ==========================

*Institutional Shares commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Fund qualifies as a registered investment company under
Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Government Securities Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors a high level of current income consistent with preservation of principal.

The Fund consists of three classes of shares: Government Securities Fund Shares
(Fund Shares), Government Securities Fund Adviser Shares (Adviser Shares), and
effective August 7, 2015, a new share class designated Government Securities
Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional

================================================================================

30  | USAA GOVERNMENT SECURITIES FUND

================================================================================

Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a
USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A.  SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
    established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management
    Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open)
    as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

       Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the
       Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type;
       indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in
       Level 3.

    2. Short-term debt securities with original or remaining maturities of
       60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. Repurchase agreements are valued at cost.

    4. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

32  | USAA GOVERNMENT SECURITIES FUND

================================================================================

B.  FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices
    (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C.  FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D.  INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E.  REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of
    Investments are not net settlement amounts but gross. At May 31, 2016, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery
    and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the
    Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

G.  EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the
    Fund's bank accounts may be used to directly reduce the Fund's expenses.
    For the year ended May 31, 2016, there were no custodian and other bank credits.

H.  REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the

================================================================================

34  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended May
    31, 2016, the Adviser Shares did not charge any redemption fees.

I.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the
    Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended May 31, 2016, the Fund paid CAPCO facility fees of $3,000, which represents 0.7% of the total fees paid to CAPCO by the USAA Funds. The
Fund had no borrowings under this agreement during the year ended May 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.
generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for pay-down gains and losses adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and accumulated net realized loss on investments by $45,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2016, and
2015, was as follows:

                                                 2016           2015
                                             ---------------------------
Ordinary income*                             $11,007,000     $11,367,000

As of May 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                   134,000
Accumulated capital and other losses                          (1,614,000)
Unrealized appreciation of investments                        19,914,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

36  | USAA GOVERNMENT SECURITIES FUND

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2016, the Fund had net capital loss carryforwards of $1,614,000, for federal income tax purposes as shown in the table below. It is unlikely that the
Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                                CAPITAL LOSS CARRYFORWARDS
                       -------------------------------------------
                                       TAX CHARACTER
                       -------------------------------------------
                       (NO EXPIRATION)                   BALANCE
                       ---------------                  ----------
                          Short-Term                    $1,533,000
                           Long-Term                        81,000
                                                        ----------
                               Total                    $1,614,000
                                                        ==========

For the year ended May 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the
Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2016, were $177,590,000 and
$67,249,000, respectively.

As of May 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $522,956,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

Gross unrealized appreciation and depreciation of investments as of May 31,
2016, for federal income tax purposes, were $20,932,000 and $1,018,000, respectively, resulting in net unrealized appreciation of $19,914,000.

(5) CAPITAL SHARE TRANSACTIONS

At May 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                           YEAR ENDED                      YEAR ENDED
                                                          MAY 31, 2016                    MAY 31, 2015
-------------------------------------------------------------------------------------------------------------
                                                    SHARES           AMOUNT          SHARES           AMOUNT
                                                    ---------------------------------------------------------
FUND SHARES:
Shares sold                                          7,079          $ 70,546          5,553          $ 55,640
Shares issued from reinvested dividends                849             8,463          1,008            10,107
Shares redeemed                                     (8,050)          (80,171)        (8,293)          (83,075)
                                                    ---------------------------------------------------------
Net decrease from capital
  share transactions                                  (122)         $ (1,162)        (1,732)         $(17,328)
                                                    =========================================================
INSTITUTIONAL SHARES
(COMMENCED ON AUGUST 7, 2015):
Shares sold                                         11,176          $111,502              -          $      -
Shares issued from reinvested dividends                145             1,451              -                 -
Shares redeemed                                       (655)           (6,523)             -                 -
                                                    ---------------------------------------------------------
Net increase from capital
  share transactions                                10,666          $106,430              -          $      -
                                                    =========================================================
ADVISER SHARES:
Shares sold                                              4          $     42             13          $    128
Shares issued from reinvested dividends                  -*                4              -*                5
Shares redeemed**                                       (5)              (54)           (19)             (192)
                                                    ---------------------------------------------------------
Net decrease from capital
  share transactions                                    (1)         $     (8)            (6)         $    (59)
                                                    =========================================================

*Represents less than 500 shares.

**Net of redemption fees, if any.

================================================================================

38  | USAA GOVERNMENT SECURITIES FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the
    Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2016, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.125% of its average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Intermediate U.S. Government Funds
    Index. The Lipper Intermediate U.S. Government Funds Index tracks the total return performance of the 10 largest funds in the Lipper Intermediate U.S.
    Government Funds category. For the Fund Shares and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares commenced operations on August 7, 2015, and includes the performance of the Fund
    Shares for periods prior to August 7, 2015. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 20 to 50                                +/- 4
    +/- 51 to 100                               +/- 5
    +/- 101 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling
       36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate U.S. Government Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended May 31, 2016 (and for the period from August 7, 2015, to May 31, 2016, for the Institutional Shares), the Fund incurred total management fees, paid or payable to the Manager, of $779,000, which included a performance adjustment for the Fund Shares and Institutional
    Shares of $145,000 and $3,000, respectively. For the Fund Shares and
    Institutional Shares, the performance adjustments were 0.03% and less than
    0.01%, respectively. The Adviser Shares had no performance adjustment for the year ended May 31, 2016.

B.  ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the
    Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and
    0.10% of average net assets of the Institutional Shares. For the year ended
    May 31, 2016 (and for the period from August 7, 2015, to May 31, 2016, for the Institutional Shares), the Fund Shares, Institutional Shares, and
    Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $644,000, $71,000, and $7,000, respectively.

    In addition to the services provided under its Administration and
    Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the
    Manager. For the year ended May 31, 2016, the Fund reimbursed the

================================================================================

40  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    Manager $13,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C.  EXPENSE LIMITATION - The Manager agreed, through October 1, 2016, to limit the total annual operating expenses of the Institutional Shares and
    Adviser Shares to 0.45% and 0.75%, respectively, of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares and Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2016, without approval of the Board, and may be changed or terminated by the
    Manager at any time after that date. For the year ended May 31, 2016, the
    Fund incurred reimbursable expenses from the Manager for the Adviser Shares of $10,000, of which $3,000 was receivable from the Manager.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the
    Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2016 (and for the period from August 7, 2015, to
    May 31, 2016, for the Institutional Shares), the Fund Shares, Institutional
    Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $546,000, $71,000, and less than $500, respectively.

E.  DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser
    Shares. Under the plan, the Adviser Shares pay fees to USAA Investment
    Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2016, the
    Adviser Shares incurred distribution and service (12b-1) fees of $13,000.

F.  UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive
    12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of May 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                1.3
Target Retirement Income                                                7.8
Target Retirement 2020                                                  7.3
Target Retirement 2030                                                  2.2

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2016,
USAA and its affiliates owned 503,000 Institutional Shares and 487,000 Adviser
Shares, which represents 4.7% of the Institutional Shares outstanding, 95.7% of the Adviser Shares outstanding, and 1.8% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

42  | USAA GOVERNMENT SECURITIES FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED MAY 31,
                                    ----------------------------------------------------------------------------
                                        2016             2015             2014             2013             2012
                                    ----------------------------------------------------------------------------
Net asset value at
  beginning of period               $  10.04         $  10.02         $  10.08         $  10.40         $  10.30
                                    ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .22              .25              .28              .29              .33
  Net realized and
    unrealized gain (loss)              (.04)             .03             (.06)            (.32)             .10
                                    ----------------------------------------------------------------------------
Total from investment
  operations                             .18              .28              .22             (.03)             .43
                                    ----------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.22)            (.26)            (.28)            (.29)            (.33)
                                    ----------------------------------------------------------------------------
Net asset value at end
  of period                         $  10.00         $  10.04         $  10.02         $  10.08         $  10.40
                                    ============================================================================
Total return (%)*                       1.80             2.78             2.20             (.36)            4.24
Net assets at end
  of period (000)                   $432,471         $435,421         $451,688         $553,495         $641,730
Ratios to average
  net assets:**
  Expenses (%)(a)                        .51              .51              .47              .41              .41
  Net investment
    income (%)                          2.17             2.52             2.78             2.77             3.19
Portfolio turnover (%)                    14               15                0               24               20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $429,293,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                           -                -             (.00%)(+)        (.00%)(+)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                            PERIOD ENDED
                                                                                               MAY 31,
                                                                                               2016***
                                                                                            ------------
Net asset value at beginning of period                                                        $   9.94
                                                                                              --------
Income from investment operations:
  Net investment income                                                                            .18
  Net realized and unrealized gain                                                                 .06
                                                                                              --------
Total from investment operations                                                                   .24
                                                                                              --------
Less distributions from:
  Net investment income                                                                           (.18)
                                                                                              --------
Net asset value at end of period                                                              $  10.00
                                                                                              ========
Total return (%)*                                                                                 2.39
Net assets at end of period (000)                                                             $106,692
Ratios to average net assets:**
  Expenses (%)(a)                                                                                  .44
  Expenses, excluding reimbursements (%)(a)                                                        .44
  Net investment income (%)                                                                       2.16
Portfolio turnover (%)                                                                              14

 *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended May 31, 2016, average net assets were $88,236,000.
*** Institutional Shares commenced operations on August 7, 2015.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

44  | USAA GOVERNMENT SECURITIES FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED MAY 31,
                                      --------------------------------------------------------------------------
                                        2016             2015             2014             2013             2012
                                      --------------------------------------------------------------------------
Net asset value at
  beginning of period                 $10.04           $10.01           $10.07           $10.40           $10.29
                                      --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .19              .22              .24              .24              .28
  Net realized and
    unrealized gain (loss)              (.04)             .04             (.06)            (.33)             .11
                                      --------------------------------------------------------------------------
Total from investment
  operations                             .15              .26              .18             (.09)             .39
                                      --------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.19)            (.23)            (.24)            (.24)            (.28)
Redemption fees added to
  beneficial interests                     -              .00(a)             -                -                -
                                      --------------------------------------------------------------------------
Net asset value at
  end of period                       $10.00           $10.04           $10.01           $10.07           $10.40
                                      ==========================================================================
Total return (%)*                       1.55             2.58             1.83             (.94)            3.84
Net assets at
  end of period (000)                 $5,088           $5,116           $5,162           $5,150           $5,099
Ratios to average
  net assets:**
  Expenses (%)(c)                        .75              .80(b)           .84              .90              .90
  Expenses, excluding
    reimbursements (%)(c)                .95             1.05              .84             1.06             1.15
  Net investment income (%)             1.93             2.22             2.41             2.28             2.71
Portfolio turnover (%)                    14               15                0               24               20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $5,076,000.
(a) Represents less than $0.01 per share.
(b) Prior to October 1, 2014, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 0.90% of their annual average net assets.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                           -                -             (.00%)(+)        (.00%)(+)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

EXPENSE EXAMPLE

May 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service
(12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2015, through May
31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of
5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

46  | USAA GOVERNMENT SECURITIES FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the
Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical"
is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                         BEGINNING                ENDING             DURING PERIOD*
                                       ACCOUNT VALUE          ACCOUNT VALUE         DECEMBER 1, 2015 -
                                      DECEMBER 1, 2015         MAY 31, 2016            MAY 31, 2016
                                      ---------------------------------------------------------------
FUND SHARES
Actual
                                         $1,000.00              $1,019.70                 $2.47
Hypothetical
 (5% return before expenses)              1,000.00               1,022.55                  2.48

INSTITUTIONAL SHARES
Actual                                    1,000.00               1,018.90                  2.17

Hypothetical
 (5% return before expenses)              1,000.00               1,022.85                  2.17

ADVISER SHARES
Actual                                    1,000.00               1,018.30                  3.78

Hypothetical
 (5% return before expenses)              1,000.00               1,021.25                  3.79

*Expenses are equal to the annualized expense ratio of 0.49% for Fund Shares,
 0.43% for Institutional Shares, and 0.75% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 1.97% for Fund Shares, 1.89% for Institutional Shares,
 and 1.83% for Adviser Shares for the six-month period of December 1, 2015, through May 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the
Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent
Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the
Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the
Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager.
At the meeting at which the

================================================================================

48  | USAA GOVERNMENT SECURITIES FUND

================================================================================

renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees'
consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the
Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The
Board considered the fees paid to the Manager and the services provided to the
Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the
Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The
Board also reviewed the compliance and administrative services provided to the
Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with front-end sales loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted
that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that

================================================================================

50  | USAA GOVERNMENT SECURITIES FUND

================================================================================

the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. In considering the Fund's performance, the Board noted
that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the
Advisory Agreement, including, among other information, a comparison of the
Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one- and three-year periods ended
December 31, 2015 and was above the average of its performance universe and lower than its Lipper index for the five- and ten-year periods ended
December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 35% of its performance universe for the one-year period ended December 31, 2015, was in the top 20% of its performance universe for the three- and ten-year periods ended December 31, 2015, and was in the top 45% of its performance universe for the five-year period ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the
Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund.
The Trustees reviewed the profitability of the Manager's relationship with the
Fund before tax

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

expenses. In reviewing the overall profitability of the management fee to the
Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the
Manager may derive reputational and other benefits from its association with the
Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the
Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the
Advisory Agreement would be in the best interests of the Fund and its shareholders.

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52    | USAA GOVERNMENT SECURITIES FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the
USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates.
Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an
Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the Funds' Trustees, you may call (800)
531-USAA (8722) or (210) 531-8722 to request a free copy of the Funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present);
Director of USAA Asset Management Company (AMCO) (12/11-present); Director of
USAA Investment Management Company (IMCO) (10/09-present); President, IMCO
(10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA
Shareholder Account Services (SAS) (10/09-present); Senior Vice President of
USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present);
Director of FPS (12/13-present); President and Director of USAA Investment
Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research
Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds.
Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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54  | USAA GOVERNMENT SECURITIES FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an
investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and
Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley
brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since
10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of
Business at Rice University (07/13-present); Associate Professor of Finance at
Jesse H. Jones Graduate School of Business at Rice University (07/01-present);
Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate
School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the
Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA GOVERNMENT SECURITIES FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
 (2) Member of Executive Committee.
 (3) Member of Audit and Compliance Committee.
 (4) Member of Product Management and Distribution Committee.
 (5) Member of Corporate Governance Committee.
 (6) Member of Investments Committee.
 (7) The address for all non-interested trustees is that of the USAA Funds,
     P.O. Box 659430, San Antonio, TX 78265-9430.
 (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee
     Financial Expert by the Funds' Board.
 (9) Ms. Hawley has been designated as an Audit and Compliance Committee
     Financial Expert by the Funds' Board.
 (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment
Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio
Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President,
Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice
President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG
General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel
(11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13);
Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO,
SAS, and ICORP.

================================================================================

58  | USAA GOVERNMENT SECURITIES FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA
(11/14-present); Executive Director, Lead Securities Attorney, FASG General
Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration,
USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO,
(04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA
(04/13-present); Director, Institutional Asset Management Compliance, AMCO
(03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO
(06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

60  | USAA GOVERNMENT SECURITIES FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional
Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at
USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

  [LOGO OF USAA]
       USAA       We know what it means to serve.(R)

   =============================================================================
   23413-0716                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                                  [GRAPHIC OF USAA GROWTH AND TAX STRATEGY FUND]

 ============================================================

          ANNUAL REPORT
          USAA GROWTH AND TAX STRATEGY FUND
          MAY 31, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AN INVESTMENT PLAN CAN KEEP US FROM MAKING
HASTY PORTFOLIO DECISIONS BASED ON MARKET           [PHOTO OF BROOKS ENGLEHARDT]
TURMOIL, WHILE GIVING US FLEXIBILITY TO TAKE
ADVANTAGE OF ATTRACTIVE OPPORTUNITIES WHEN
THEY ARISE."

--------------------------------------------------------------------------------

JULY 2016

Global equity markets were volatile during the reporting period ended May 31,
2016. Concerns about the global economy--especially worries about China's growth and the potential "Brexit"--fueled the turmoil. Global stocks sold off in August to September 2015 and then again during the first six weeks of 2016. Both declines were followed by strong rallies. By the end of the reporting period, the broad U.S. stock market had generated a modest gain, but non-U.S. stocks stayed in negative territory.

U.S. stocks were able to recover their losses, in our opinion, because the U.S.
economy continued to grow (albeit slowly) and U.S. employers continued to add jobs. Market participants may have believed there was little chance of a recession in the near term. We remain cautious about the U.S. economic outlook at the time of this writing. Overall, in 2016, we expect the economy to continue running low and slow, with the weak 0.8% growth recorded in the first quarter of
2016 supporting this assessment.

Surprisingly, despite the disappointing economic data, investors were able to shrug off news of bad earnings during the reporting period. In the first quarter of 2016, companies comprising the S&P 500(R) Index suffered their fourth consecutive quarter of year-over-year earnings declines. Some commentators argued that the news was not that dismal if you factored out energy and metals and mining companies. At USAA Investments, we take the data as it is, not as we would prefer it to be. Indeed, we anticipate that corporate earnings will decline again in the second quarter of 2016. We also expect that revenues will continue to fall. To compensate for this, many companies have cut operating costs, reduced capital spending, and bought back their shares. However, we think they may have extracted most of what they can with these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Meanwhile, the Federal Reserve (the Fed) started raising interest rates during the reporting period, lifting the federal funds target rate by 0.25% in December
2015. At the same time, Fed policymakers mentioned that four

================================================================================

================================================================================

interest rate increases were likely for 2016. They subsequently cut this projection to two interest rate increases, largely because of global market turmoil and weaker-than-expected U.S. economic data during the first quarter of
2016. In early June 2016, after a disappointing employment rate, investors appeared to dial back expectations further, pricing in just a single interest rate increase in 2016. At USAA Investments, we have believed for some time that
Fed policymakers are unlikely to raise interest rates rapidly because they do not want to jeopardize U.S. economic growth. We continue to believe one or two interest rate increases are likely in 2016. While there is a chance that inflation measures may turn higher, we believe those pressures are likely to be temporary.

Looking ahead, we expect market turbulence to continue. In volatile times, it can be a challenge to find investments that provide adequate compensation relative to the risk assumed. This is one reason we should all have an investment plan. An investment plan can help us stay focused on what is most important--our objectives, time horizon, and risk tolerance. An investment plan can keep us from making hasty portfolio decisions based on market turmoil, while giving us flexibility to take advantage of attractive opportunities when they arise. Time horizon is critical. After all, dramatic price movements like those seen during the reporting period can smooth into smaller dips in the long term.
If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead we will continue monitoring market conditions, global events, economic trends, Fed monetary policy, and other factors that could potentially affect your investments. We remain committed to providing you with our best advice, top-notch service, and a variety of mutual funds. At USAA Investments, we look forward to continuing to help you with your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities markets. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             11

    Report of Independent Registered Public Accounting Firm                   12

    Portfolio of Investments                                                  13

    Notes to Portfolio of Investments                                         39

    Financial Statements                                                      42

    Notes to Financial Statements                                             45

EXPENSE EXAMPLE                                                               58

ADVISORY AGREEMENT(S)                                                         60

TRUSTEES' AND OFFICERS' INFORMATION                                           68

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

207215-0716

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GROWTH AND TAX STRATEGY FUND (THE FUND) IS AN ASSET ALLOCATION FUND
THAT SEEKS A CONSERVATIVE BALANCE FOR THE INVESTOR BETWEEN INCOME, THE MAJORITY
OF WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND THE POTENTIAL FOR LONG-TERM
GROWTH OF CAPITAL TO PRESERVE PURCHASING POWER.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

Using preset target ranges, the Fund's strategy is to invest a majority of its assets in tax-exempt bonds and money market instruments and the remainder in blue chip stocks. The Fund is managed with the goal of minimizing the impact of federal income tax to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company                   Northern Trust Investments, Inc.

    JOHN C. BONNELL, CFA                           CHRISTOPHER A. FRONK, CFA
    DALE R. HOFFMAN                                JACOB C. WEAVER, CFA

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Longer-term municipal bonds generated positive returns during the reporting period ended May 31, 2016, as investors sought higher-yielding securities and continued to favor municipal securities for their tax advantage. Supply increased, but remained low by historical standards. Refunding bonds once again dominated issuances, but many state and local governments sought to take advantage of low interest rates and borrowed to fund both new projects and the deferred maintenance on existing infrastructure. (In a bond refunding, issuers seek to reduce debt-servicing costs by calling older, higher-interest debt and replacing it with new bonds that have lower coupon rates.) Amid very strong demand, the supply was easily absorbed by the market. Municipal bonds also performed well compared to many other asset classes, which experienced significant volatility during the reporting period. The market turbulence was driven by worries about global growth, fueled by China's economic slowdown and the potential "Brexit", and shifting expectations about the Federal Reserve's (the Fed) monetary policy. In
    December 2015, the Fed raised the federal funds target rate by 0.25% and said it will remain "data dependent" on future interest rate increases.

    U.S. stocks generated a small gain during the reporting period. When the reporting period began in June 2015, stock prices dropped in response to a resurgence of the Greek debt crisis and conflicting signals from the Fed about the direction of its monetary policy. Stocks rebounded in July 2015 as investors favored U.S. equities amid growing concern about global

================================================================================

2  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    economic conditions and a steep decline in China's A-share market. (The
    A-share market is composed of China-based stocks denominated in the Chinese currency, the renminbi.) In mid-August and into September 2015, U.S. stocks fell as China's economy slowed and commodities prices dropped, raising new worries about the health of the global economy. In response to global growth concerns, the Fed said it would delay an interest rate increase. In October
    2015, as these worries eased, equities rallied, advancing through the end of
    2015. Overall, stocks took the Fed's December 2015 interest rate increase in stride. However, during the first six weeks of 2016, stocks suffered steep declines on fresh worries about global economic growth and falling commodity prices. Market momentum reversed in mid-February 2016, as commodity prices rose and the Fed kept monetary policy unchanged. U.S. stocks continued to perform well until late April 2016 when news of first-quarter economic weakness caused them to fall back slightly. They rebounded near the end of the reporting period as U.S. economic data improved and the Fed signaled it might raise interest rates during the summer of 2016.

    During the reporting period, six of the 10 sectors in the S&P 500(R) Index advanced, led by consumer staples, consumer discretionary, and information technology. The energy and health care sectors recorded declines.

o   HOW DID THE USAA GROWTH AND TAX STRATEGY FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    For the reporting period ended May 31, 2016, the Fund had a total return of
    4.60%. This compares to a total return of 1.72% for the S&P 500(R) Index
    (the Index), 5.87% for the Barclays Municipal Bond Index, and 3.05% for the
    Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Northern Trust Investments, Inc. (NTI) is a subadviser to the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID THE MUNICIPAL BOND PORTION OF THE FUND PERFORM?

    The municipal bond portion of the Fund benefited from our focus on income generation through which we seek to maximize tax-free income without taking undue risk. The long-term income distributions provided by the municipal bond portion of the Fund, not its price appreciation, contributes the majority of its total return. To identify attractive opportunities, we worked with our in-house team of analysts, who provide independent credit research on every security we consider for purchase. We select investments on a bond-by-bond basis, using fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. We strive to use credit research both to find value and to avoid potential pitfalls. The municipal bond portion of the Fund remains well diversified and we avoid municipal bonds subject to the federal alternative minimum tax for individuals.

o   HOW DID THE EQUITY PORTION OF THE FUND PERFORM?

    During the reporting period, the equity portion of the Fund recorded a positive return close to the return of the Index. The relative strength or weakness of certain sectors in the Index did not have an outsized impact on the equity portion of the Fund as its sector exposures are similar to those of the Index.

    Because of the market volatility during the reporting period, we sought to reduce "active risk" (the risk that the equity portion of the Fund will not perform in line with the Index because of our efforts to achieve tax efficiency). We accomplished this task by selling certain stock positions, thus realizing a modest loss for the reporting period. As we reduced risk, we also rebalanced the equity portion of the Fund, selling stocks across

================================================================================

4  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    a range of sectors and industries with a focus on those that would create the smallest capital gains. Thus, we were able to successfully minimize the negative tax impact of realized capital gains on performance during the reporting period.

    The equity portion of the Fund also continued to receive dividend income from its stock holdings. Due to the solid dividend growth of S&P 500(R)
    Index-listed companies, it maintained a dividend yield similar to prior periods during the reporting period.

    Thank you for allowing us to help you manage your investments.

    As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Some income may have been subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA GROWTH AND TAX STRATEGY FUND (THE FUND)
(Ticker Symbol: USBLX)

--------------------------------------------------------------------------------
                                        5/31/16                      5/31/15
--------------------------------------------------------------------------------
Net Assets                           $327.3 Million               $283.2 Million
Net Asset Value Per Share               $17.79                       $17.48

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
   1 YEAR                               5 YEARS                      10 YEARS
   4.60%                                 8.52%                         5.73%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD* AS OF 5/31/16               EXPENSE RATIO AS OF 5/31/15**
--------------------------------------------------------------------------------
             1.54%                                          0.84%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Prior to June 1, 2015, the annual charge for transfer agent services was $25.50 per shareholder account plus out-of-pocket expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                S&P 500               COMPOSITE          USAA GROWTH & TAX      BARCLAYS MUNICIPAL
                 INDEX                  INDEX              STRATEGY FUND            BOND INDEX
05/31/06      $10,000.00             $10,000.00             $10,000.00             $10,000.00
06/30/06       10,013.56               9,983.62               9,980.00               9,962.35
07/31/06       10,075.32              10,028.81              10,071.00              10,080.85
08/31/06       10,315.05              10,226.77              10,246.00              10,230.44
09/30/06       10,580.87              10,368.72              10,411.00              10,301.60
10/31/06       10,925.66              10,572.22              10,601.00              10,366.19
11/30/06       11,133.42              10,718.61              10,735.00              10,452.61
12/31/06       11,289.59              10,752.14              10,784.00              10,415.67
01/31/07       11,460.33              10,826.70              10,852.00              10,389.01
02/28/07       11,236.18              10,801.04              10,806.00              10,525.90
03/31/07       11,361.86              10,840.03              10,847.00              10,499.95
04/30/07       11,865.13              11,078.47              11,099.00              10,531.04
05/31/07       12,279.17              11,239.40              11,267.00              10,484.41
06/30/07       12,075.17              11,140.78              11,139.00              10,430.08
07/31/07       11,700.78              11,014.56              10,993.00              10,510.93
08/31/07       11,876.18              11,022.89              11,016.00              10,465.58
09/30/07       12,320.33              11,298.25              11,307.00              10,620.45
10/31/07       12,516.31              11,434.73              11,408.00              10,667.79
11/30/07       11,993.04              11,221.71              11,144.00              10,735.81
12/31/07       11,909.84              11,185.48              11,057.00              10,765.61
01/31/08       11,195.47              10,932.26              10,761.00              10,901.37
02/29/08       10,831.78              10,508.76              10,269.00              10,402.27
03/31/08       10,785.00              10,584.31              10,421.00              10,699.59
04/30/08       11,310.27              10,912.04              10,743.00              10,824.79
05/31/08       11,456.77              11,051.57              10,838.00              10,890.24
06/30/08       10,490.92              10,556.72              10,328.00              10,767.32
07/31/08       10,402.73              10,477.87              10,249.00              10,808.25
08/31/08       10,553.20              10,593.38              10,399.00              10,934.73
09/30/08        9,612.84               9,827.57               9,630.00              10,421.95
10/31/08        7,998.38               8,858.92               8,656.00              10,315.57
11/30/08        7,424.46               8,463.50               8,305.00              10,348.37
12/31/08        7,503.46               8,521.31               8,259.00              10,499.24
01/31/09        6,871.02               8,402.89               8,154.00              10,883.54
02/28/09        6,139.41               8,046.21               7,864.00              10,940.72
03/31/09        6,677.19               8,365.74               8,140.00              10,942.72
04/30/09        7,316.26               8,905.01               8,604.00              11,161.32
05/31/09        7,725.48               9,269.07               8,954.00              11,279.39
06/30/09        7,740.80               9,215.04               8,931.00              11,173.73
07/31/09        8,326.30               9,635.68               9,317.00              11,360.67
08/31/09        8,626.91               9,924.85               9,563.00              11,554.89
09/30/09        8,948.83              10,350.78              10,049.00              11,969.57
10/31/09        8,782.58              10,108.89               9,810.00              11,718.31
11/30/09        9,309.39              10,387.38              10,099.00              11,815.13
12/31/09        9,489.21              10,555.64              10,246.00              11,855.06
01/31/10        9,147.85              10,402.48              10,096.00              11,916.81
02/28/10        9,431.22              10,598.30              10,296.00              12,032.31
03/31/10       10,000.35              10,892.29              10,581.00              12,003.51
04/30/10       10,158.23              11,036.22              10,716.00              12,149.38
05/31/10        9,347.09              10,617.94              10,313.00              12,240.50
06/30/10        8,857.78              10,339.92              10,051.00              12,247.78
07/31/10        9,478.39              10,747.90              10,432.00              12,400.50
08/31/10        9,050.49              10,643.67              10,355.00              12,684.41
09/30/10        9,858.20              11,114.07              10,772.00              12,664.59
10/31/10       10,233.30              11,303.97              10,934.00              12,629.51
11/30/10       10,234.61              11,131.78              10,772.00              12,376.97
12/31/10       10,918.60              11,348.23              10,976.00              12,137.12
01/31/11       11,177.39              11,396.17              11,010.00              12,047.71
02/28/11       11,560.32              11,657.66              11,294.00              12,239.50
03/31/11       11,564.92              11,633.82              11,269.00              12,198.72
04/30/11       11,907.41              11,908.21              11,537.00              12,417.18
05/31/11       11,772.63              11,971.23              11,606.00              12,629.37
06/30/11       11,576.39              11,911.67              11,543.00              12,673.43
07/31/11       11,340.99              11,860.30              11,508.00              12,802.77
08/31/11       10,724.92              11,620.35              11,291.00              13,021.80
09/30/11        9,970.97              11,282.30              11,073.00              13,156.41
10/31/11       11,060.73              11,846.02              11,581.00              13,107.50
11/30/11       11,036.29              11,857.97              11,598.00              13,184.93
12/31/11       11,149.18              12,014.26              11,786.00              13,435.76
01/31/12       11,648.84              12,485.99              12,236.00              13,746.49
02/29/12       12,152.55              12,752.63              12,500.00              13,760.03
03/31/12       12,552.49              12,884.85              12,652.00              13,670.62
04/30/12       12,473.70              12,923.13              12,696.00              13,828.34
05/31/12       11,724.02              12,592.96              12,431.00              13,943.13
06/30/12       12,207.07              12,830.37              12,653.00              13,928.16
07/31/12       12,376.62              13,034.83              12,840.00              14,148.90
08/31/12       12,655.37              13,197.89              12,992.00              14,165.01
09/30/12       12,982.41              13,388.15              13,168.00              14,250.57
10/31/12       12,742.70              13,339.04              13,096.00              14,290.78
11/30/12       12,816.62              13,533.39              13,249.00              14,526.21
12/31/12       12,933.44              13,514.64              13,204.00              14,346.68
01/31/13       13,603.33              13,920.33              13,566.00              14,406.43
02/28/13       13,787.99              14,022.25              13,683.00              14,450.07
03/31/13       14,305.09              14,232.78              13,907.00              14,387.75
04/30/13       14,580.70              14,452.77              14,107.00              14,545.46
05/31/13       14,921.77              14,529.64              14,180.00              14,367.79
06/30/13       14,721.38              14,163.99              13,851.00              13,960.95
07/31/13       15,470.47              14,411.46              14,153.00              13,838.89
08/31/13       15,022.42              14,096.51              13,833.00              13,641.39
09/30/13       15,493.52              14,503.03              14,209.00              13,935.00
10/31/13       16,205.72              14,842.44              14,568.00              14,045.09
11/30/13       16,699.57              15,028.97              14,771.00              14,016.14
12/31/13       17,122.34              15,191.22              14,942.00              13,980.35
01/31/14       16,530.35              15,117.20              14,858.00              14,252.71
02/28/14       17,286.51              15,567.77              15,257.00              14,419.84
03/31/14       17,431.82              15,664.09              15,345.00              14,444.08
04/30/14       17,560.67              15,782.63              15,494.00              14,617.62
05/31/14       17,972.89              16,094.37              15,728.00              14,805.85
06/30/14       18,344.17              16,245.91              15,890.00              14,818.68
07/31/14       18,091.19              16,126.10              15,796.00              14,844.78
08/31/14       18,814.93              16,513.71              16,115.00              15,024.59
09/30/14       18,551.07              16,429.43              16,029.00              15,039.85
10/31/14       19,004.19              16,639.51              16,246.00              15,142.95
11/30/14       19,515.30              16,869.28              16,454.00              15,169.19
12/31/14       19,466.14              16,895.68              16,508.00              15,245.62
01/31/15       18,881.78              16,789.94              16,451.00              15,515.85
02/28/15       19,966.94              17,179.82              16,745.00              15,355.85
03/31/15       19,651.18              17,077.38              16,659.00              15,400.20
04/30/15       19,839.69              17,103.56              16,649.00              15,319.34
05/31/15       20,094.82              17,169.68              16,697.00              15,276.99
06/30/15       19,705.82              16,980.44              16,515.00              15,263.16
07/31/15       20,118.68              17,187.09              16,746.00              15,373.67
08/31/15       18,904.84              16,689.13              16,322.00              15,403.91
09/30/15       18,437.07              16,513.96              16,189.00              15,515.42
10/31/15       19,992.31              17,207.11              16,809.00              15,577.16
11/30/15       20,051.77              17,259.42              16,897.00              15,639.05
12/31/15       19,735.52              17,173.91              16,872.00              15,748.99
01/31/16       18,756.16              16,842.14              16,589.00              15,936.94
02/29/16       18,730.85              16,802.56              16,579.00              15,961.89
03/31/16       20,001.52              17,393.51              17,140.00              16,012.51
04/30/16       20,079.06              17,537.50              17,258.00              16,130.30
05/31/16       20,439.64              17,727.70              17,464.00              16,173.94

                                   [END CHART]

                       Data from 5/31/06 through 5/31/16.

                       See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Composite Index reflects the fees and expenses of the underlying funds included in the Composite Index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the benchmarks listed below. The Manager has developed the Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the return of an index or indexes with similar asset allocations.

o   The unmanaged S&P 500(R) Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o   The Composite Index is comprised of 51% of the Lipper General & Insured
    Municipal Debt Funds Index and 49% of the Lipper Large-Cap Core Funds Index.
    The unmanaged Lipper General Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 65% of their assets in municipal debt issues in the top four credit categories. The unmanaged
    Lipper Large-Cap Core Funds Index tracks the total return performance of the
    30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle
    1,000 securities of the S&P 1500(R) Index. Large-cap core funds have more latitude in the companies in which they invest. These funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 500(R) Index.

o   The unmanaged Barclays Municipal Bond Index is a benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

================================================================================

8  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

                         o TOP 10 INDUSTRIES - 5/31/16 o
                                (% of Net Assets)

Pharmaceuticals ...........................................................  2.5%
Diversified Banks .........................................................  2.0%
Internet Software & Services ..............................................  1.9%
Technology Hardware, Storage, & Peripherals ...............................  1.7%
Integrated Oil & Gas ......................................................  1.5%
Biotechnology .............................................................  1.5%
Systems Software ..........................................................  1.4%
Integrated Telecommunication Services .....................................  1.2%
Semiconductors ............................................................  1.1%
Aerospace & Defense .......................................................  1.1%

                      o TOP 5 TAX-EXEMPT BONDS - 5/31/16 o
                                (% of Net Assets)

Lewisville ................................................................  1.9%
Oneida County IDA .........................................................  1.1%
Orlando ...................................................................  1.0%
Rockport ..................................................................  1.0%
Chicago Board of Education ................................................  0.8%

                      o TOP 5 BLUE CHIP STOCKS - 5/31/16 o
                                (% of Net Assets)

Apple, Inc. ...............................................................  1.4%
Microsoft Corp. ...........................................................  1.0%
Exxon Mobil Corp. .........................................................  0.9%
Johnson & Johnson .........................................................  0.8%
Amazon.com, Inc. ..........................................................  0.7%

You will find a complete list of securities that the Fund owns on pages 13-38.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o ASSET ALLOCATION* - 5/31/16 o

                         [PIE CHART OF ASSET ALLOCATION]

TAX-EXEMPT BONDS                                                           52.5%
BLUE CHIP STOCKS                                                           44.6%
TAX-EXEMPT MONEY MARKET INSTRUMENTS                                         2.2%
BONDS                                                                       0.1%

                                   [END CHART]

* Excludes futures

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended
May 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts
(or, if subsequently determined to be different, the maximum amount allowable)
for the fiscal year ended May 31, 2016:

   DIVIDEND RECEIVED
 DEDUCTION (CORPORATE               TAX-EXEMPT              QUALIFIED INTEREST
   SHAREHOLDERS)(1)                INCOME(1, 2)                   INCOME
--------------------------------------------------------------------------------
       100.00%                        72.38%                      $5,000
--------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) All or a portion of these amounts may be exempt from taxation at the state level.

For the fiscal year ended May 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH AND TAX STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth and Tax Strategy Fund (one of
the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31,
2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
USAA Growth and Tax Strategy Fund at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2016

================================================================================

12  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2016

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                             COUPON                              VALUE
(000)       SECURITY                                                RATE           MATURITY            (000)
------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT SECURITIES (54.7%)

            TAX-EXEMPT BONDS (52.5%)

            ALABAMA (0.4%)
$   1,000   Lower Alabama Gas District                              5.00%          9/01/2046        $  1,303
                                                                                                    --------
            ARIZONA (0.8%)
    1,300   Phoenix IDA                                             5.00           7/01/2046           1,428
    1,000   Student and Academic Service, LLC (INS)                 5.00           6/01/2044           1,165
                                                                                                    --------
                                                                                                       2,593
                                                                                                    --------
            CALIFORNIA (4.2%)
    1,200   Jurupa Public Financing Auth.                           5.00           9/01/2042           1,372
    2,000   Monterey Peninsula USD (INS)                            5.50           8/01/2034           2,397
    1,000   State                                                   5.00           2/01/2043           1,178
    1,000   State                                                   5.00           8/01/2045           1,204
    1,000   Statewide Communities Development Auth. (INS)           5.00          11/15/2049           1,168
    1,000   Sutter Butte Flood Control Agency (INS)                 5.00          10/01/2040           1,173
    1,500   Twin Rivers USD (INS)                                   5.00           8/01/2040           1,742
    1,000   Val Verde USD (INS)                                     5.00           8/01/2044           1,175
    4,435   West Contra Costa USD (INS)                             5.05(a)        8/01/2034           2,359
                                                                                                    --------
                                                                                                      13,768
                                                                                                    --------
            COLORADO (1.7%)
    1,000   Health Facilities Auth.                                 5.00          12/01/2042           1,096
    1,000   Health Facilities Auth.                                 5.00           6/01/2045           1,119
    1,000   Park Creek Metropolitan District                        5.00          12/01/2045           1,142
    2,000   Regional Transportation District                        5.38           6/01/2031           2,293
                                                                                                    --------
                                                                                                       5,650
                                                                                                    --------
            CONNECTICUT (0.1%)
    4,145   Mashantucket (Western) Pequot Tribe(b),(c)              6.90(d)        7/01/2031             249
                                                                                                    --------
            DISTRICT OF COLUMBIA (0.4%)
    1,100   District of Columbia                                    5.00           7/01/2042           1,222
                                                                                                    --------
            FLORIDA (4.9%)
    1,875   Escambia County Housing Finance Auth. (INS)             5.75           6/01/2031           2,106
    1,000   Halifax Hospital Medical Center                         5.00           6/01/2046           1,121
    1,000   Jacksonville                                            5.00          10/01/2029           1,172
    2,000   Lee County IDA                                          5.00          11/01/2025           2,298
      645   Lee County IDA                                          5.50          10/01/2047             696

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                             COUPON                              VALUE
(000)       SECURITY                                                RATE           MATURITY            (000)
------------------------------------------------------------------------------------------------------------
$   1,300   Miami-Dade County                                       5.00%         10/01/2034        $  1,489
    3,000   Orlando (INS)                                           5.13          11/01/2027           3,143
    1,000   Southeast Overtown/Park West Community
              Redevelopment Agency(e)                               5.00           3/01/2030           1,126
    1,505   Tampa-Hillsborough County Expressway Auth.              5.00           7/01/2037           1,728
    1,000   Volusia County Educational Facilities Auth.             5.00          10/15/2045           1,128
                                                                                                    --------
                                                                                                      16,007
                                                                                                    --------
            GUAM (0.6%)
      750   International Airport Auth. (INS)                       5.50          10/01/2033             917
    1,000   Waterworks Auth.                                        5.50           7/01/2043           1,172
                                                                                                    --------
                                                                                                       2,089
                                                                                                    --------
            ILLINOIS (4.0%)
    1,000   Chicago                                                 5.00           1/01/2044           1,106
    1,000   Chicago                                                 5.00          11/01/2044           1,129
    1,000   Chicago                                                 5.00           1/01/2046           1,166
    1,000   Chicago-O'Hare International Airport (INS)              5.25           1/01/2033           1,185
    1,000   Finance Auth.                                           3.90           3/01/2030           1,076
    2,000   Finance Auth.                                           6.00          10/01/2032           2,393
    1,275   Finance Auth.                                           5.00           5/15/2040           1,408
    1,000   Finance Auth.                                           5.00           8/15/2044           1,130
    1,000   Finance Auth.                                           5.00           5/15/2045           1,133
    1,235   Springfield Metro Sanitary District                     5.75           1/01/2053           1,484
                                                                                                    --------
                                                                                                      13,210
                                                                                                    --------
            INDIANA (2.8%)
      500   Ball State Univ.                                        5.00           7/01/2030             567
    1,250   Finance Auth.                                           5.38          11/01/2032           1,366
    1,000   Finance Auth.                                           5.00           2/01/2040           1,117
    1,000   Finance Auth.                                           5.00          10/01/2044           1,130
    1,500   Richmond Hospital Auth.                                 5.00           1/01/2039           1,735
    3,000   Rockport (INS)                                          4.63           6/01/2025           3,090
                                                                                                    --------
                                                                                                       9,005
                                                                                                    --------
            KANSAS (1.1%)
    1,000   Coffeyville (INS)(e)                                    5.00           6/01/2042           1,088
    1,250   Wyandotte County/Kansas City                            5.00           9/01/2044           1,468
    1,000   Wyandotte County/Kansas City                            5.00           9/01/2045           1,167
                                                                                                    --------
                                                                                                       3,723
                                                                                                    --------
            KENTUCKY (0.3%)
    1,000   Economic Dev. Finance Auth. (INS)                       6.00          12/01/2033           1,080
                                                                                                    --------
            LOUISIANA (2.7%)
      985   Local Government Environmental Facilities and
              Community Dev. Auth. (INS)                            6.55           9/01/2025           1,116

================================================================================

14  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                             COUPON                              VALUE
(000)       SECURITY                                                RATE           MATURITY            (000)
------------------------------------------------------------------------------------------------------------
$   2,000   Parish of St. John the Baptist                          5.13%          6/01/2037        $  2,051
    1,000   Public Facilities Auth.                                 5.00          11/01/2045           1,147
    1,000   Public Facilities Auth. (INS)                           5.25           6/01/2051           1,157
    1,000   Shreveport (INS)                                        5.00          12/01/2039           1,177
    1,000   Shreveport                                              5.00          12/01/2040           1,166
    1,000   Tobacco Settlement Financing Corp.                      5.25           5/15/2035           1,146
                                                                                                    --------
                                                                                                       8,960
                                                                                                    --------
            MASSACHUSETTS (2.1%)
    1,000   Dev. Finance Agency                                     5.00           4/15/2040           1,103
    1,000   Dev. Finance Agency                                     5.25          11/15/2041           1,167
    1,000   Dev. Finance Agency                                     5.75           7/15/2043           1,131
    1,000   Dev. Finance Agency                                     5.00           7/01/2044           1,143
    1,000   Dev. Finance Agency                                     5.50           7/01/2044           1,125
    1,000   Dev. Finance Agency                                     5.00           7/01/2046           1,161
                                                                                                    --------
                                                                                                       6,830
                                                                                                    --------
            MICHIGAN (1.5%)
    1,250   Lincoln Consolidated School District (INS)              5.00           5/01/2040           1,447
    1,000   Livonia Public Schools School District (INS)            5.00           5/01/2045           1,159
    1,000   Wayne County Airport Auth.                              5.00          12/01/2044           1,140
    1,000   Wyandotte (INS)                                         5.00          10/01/2044           1,100
                                                                                                    --------
                                                                                                       4,846
                                                                                                    --------
            MINNESOTA (0.4%)
    1,000   Saint Paul Housing and Redevelopment Auth.              5.00          11/15/2044           1,157
                                                                                                    --------
            MISSOURI (0.4%)
    1,270   Health and Educational Facilities Auth.                 5.00           8/01/2045           1,392
                                                                                                    --------
            NEBRASKA (0.4%)
    1,000   Douglas County Hospital Auth.                           5.00          11/01/2048           1,150
                                                                                                    --------
            NEVADA (0.5%)
    1,500   Las Vegas Redevelopment Agency                          5.00           6/15/2045           1,727
                                                                                                    --------
            NEW JERSEY (1.8%)
    1,000   EDA                                                     5.00           6/15/2029           1,092
    2,000   EDA (PRE)                                               5.00           9/01/2033           2,186
    1,250   South Jersey Transportation Auth.                       5.00          11/01/2039           1,393
    1,000   Transportation Trust Fund Auth.                         5.00           6/15/2044           1,079
                                                                                                    --------
                                                                                                       5,750
                                                                                                    --------
            NEW MEXICO (0.7%)
    1,000   Farmington                                              4.88           4/01/2033           1,020
    1,000   Farmington                                              5.90           6/01/2040           1,138
                                                                                                    --------
                                                                                                       2,158
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                             COUPON                              VALUE
(000)       SECURITY                                                RATE           MATURITY            (000)
------------------------------------------------------------------------------------------------------------
            NEW YORK (4.2%)
$   1,000   Dormitory Auth. (PRE)                                   5.50%          5/01/2037        $  1,132
    1,205   Dormitory Auth. (INS)                                   5.50           7/01/2040           1,693
      630   Liberty Dev. Corp.                                      5.25          10/01/2035             809
    1,500   Liberty Dev. Corp.                                      5.50          10/01/2037           1,997
    1,000   MTA                                                     5.00          11/15/2042           1,176
    1,000   New York City                                           5.25           8/15/2023           1,094
    2,000   New York City Trust for Cultural Resources              5.00          12/01/2039           2,244
    8,455   Oneida County IDA (INS)                                 4.65(a)        7/01/2035           3,620
                                                                                                    --------
                                                                                                      13,765
                                                                                                    --------
            NORTH CAROLINA (0.4%)
    1,000   Medical Care Commission                                 5.00          10/01/2035           1,183
                                                                                                    --------
            OHIO (0.2%)
      750   Southeastern Port Auth. Hospital Facilities             5.00          12/01/2043             788
                                                                                                    --------
            OKLAHOMA (0.4%)
    1,315   Comanche County Hospital Auth.                          5.00           7/01/2032           1,369
                                                                                                    --------
            PENNSYLVANIA (2.7%)
    1,125   Butler County Hospital Auth.                            5.00           7/01/2039           1,279
    1,000   Chester County IDA                                      5.00          10/01/2044           1,080
    1,625   Indiana County Hospital Auth.                           6.00           6/01/2039           1,862
    1,000   Lancaster County Hospital Auth.                         5.00          11/01/2035           1,165
    1,000   Montgomery County IDA                                   5.25           1/15/2045           1,122
    1,000   Turnpike Commission                                     5.25          12/01/2044           1,159
    1,000   Turnpike Commission                                     5.00          12/01/2046           1,144
                                                                                                    --------
                                                                                                       8,811
                                                                                                    --------
            PUERTO RICO (0.3%)
    1,000   Commonwealth (INS)                                      5.00           7/01/2035           1,018
                                                                                                    --------
            RHODE ISLAND (0.4%)
       50   Housing and Mortgage Finance Corp.                      6.85          10/01/2024              50
    1,000   Turnpike and Bridge Auth.                               5.00          10/01/2040           1,183
                                                                                                    --------
                                                                                                       1,233
                                                                                                    --------
            SOUTH CAROLINA (0.7%)
    2,000   Piedmont Municipal Power Agency (INS)                   5.75           1/01/2034           2,368
                                                                                                    --------
            TENNESSEE (1.0%)
    2,000   Knox County Health, Educational and
              Housing Facilities Board                              5.01(a)        1/01/2035             800

================================================================================

16  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                             COUPON                              VALUE
(000)       SECURITY                                                RATE           MATURITY            (000)
------------------------------------------------------------------------------------------------------------
$   1,000   Metropolitan Government of Nashville and Davidson
              County Health and Educational Facilities Board        5.00%         10/01/2045        $  1,153
    1,000   Metropolitan Government of Nashville and Davidson
              County Health and Educational Facilities Board        5.00           7/01/2046           1,170
                                                                                                    --------
                                                                                                       3,123
                                                                                                    --------
            TEXAS (8.9%)
    1,000   Central Texas Regional Mobility Auth.                   5.00           1/01/2045           1,159
    1,000   Clifton Higher Education Finance Corp. (NBGA)           5.00           8/15/2039           1,192
    2,000   El Paso (INS)(PRE)                                      4.75           8/15/2033           2,099
    1,000   Harris County Cultural Education Facilities
              Finance Corp.                                         5.00           6/01/2038           1,098
    1,000   Houston                                                 5.00           9/01/2039           1,157
    1,000   Houston                                                 5.00           9/01/2040           1,158
    1,000   Karnes County Hospital District                         5.00           2/01/2044           1,093
    5,675   Lewisville (INS)                                        5.80           9/01/2025           6,288
    1,500   Manor ISD (NBGA)(PRE)                                   5.00           8/01/2037           1,511
    1,000   Matagorda County                                        4.00           6/01/2030           1,080
    1,000   Mesquite Health Facilities Dev. Corp.                   5.00           2/15/2035           1,111
    1,600   New Hope Cultural Education Facilities Finance Corp.    5.00           4/01/2047           1,741
    1,000   New Hope Cultural Education Facilities Finance Corp.    5.00           7/01/2047           1,096
    1,500   North Texas Tollway Auth.                               5.00           1/01/2031           1,774
    1,000   North Texas Tollway Auth.                               5.00           1/01/2045           1,158
    1,000   San Leanna Education Facilities Corp.                   4.75           6/01/2032           1,019
    1,000   Tarrant County Cultural Education Facilities
              Finance Corp.                                         5.00          11/15/2036           1,065
    1,000   Tarrant County Cultural Education Facilities
              Finance Corp.                                         5.00          11/15/2045           1,079
    1,000   Transportation Commission                               5.00           8/15/2042           1,156
                                                                                                    --------
                                                                                                      29,034
                                                                                                    --------
            VIRGINIA (0.3%)
    1,000   Alexandria IDA                                          5.00          10/01/2050           1,147
                                                                                                    --------
            WEST VIRGINIA (0.5%)
    1,500   Pleasants County                                        5.25          10/15/2037           1,559
                                                                                                    --------
            WISCONSIN (0.3%)
    1,000   Health and Educational Facilities Auth.                 5.25           4/15/2035           1,142
                                                                                                    --------
            WYOMING (0.4%)
    1,250   Laramie County                                          5.00           5/01/2037           1,399
                                                                                                    --------
            Total Tax-Exempt Bonds (cost: $160,862)                                                  171,808
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                             COUPON                              VALUE
(000)       SECURITY                                                RATE           MATURITY            (000)
------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MONEY MARKET INSTRUMENTS (2.2%)

            VARIABLE-RATE DEMAND NOTES (0.9%)

            ILLINOIS (0.8%)
$   2,500   Chicago Board of Education (INS) (LIQ)(e)               0.81%         12/01/2039        $  2,500
                                                                                                    --------
            TEXAS (0.1%)
      500   Port of Port Arthur Navigation District                 0.53          12/01/2039             500
                                                                                                    --------
            Total Variable-Rate Demand Notes                                                           3,000
                                                                                                    --------

------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------
            MONEY MARKET FUNDS (1.3%)
4,302,234   Federated Tax-Free Obligations Fund, 0.24%(f)                                              4,302
                                                                                                    --------
            Total Tax-Exempt Money Market Instruments (cost: $7,302)                                   7,302
                                                                                                    --------
            Total Tax-Exempt Securities (cost: $168,164)                                             179,110
                                                                                                    --------

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
------------------------------------------------------------------------------------------------------------
            BONDS (0.1%)

            U.S. TREASURY BILLS (0.1%)
$     300   0.31%, 9/15/2016(g) (cost: $300)                                                             300
                                                                                                    --------

------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------
            EQUITY SECURITIES (44.6%)

            BLUE CHIP STOCKS (44.6%)

            CONSUMER DISCRETIONARY (5.6%)
            -----------------------------
            ADVERTISING (0.1%)
    2,760   Interpublic Group of Companies, Inc.                                                          66
    1,760   Omnicom Group, Inc.                                                                          146
                                                                                                    --------
                                                                                                         212
                                                                                                    --------

================================================================================

18  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            APPAREL RETAIL (0.3%)
    1,264   Foot Locker, Inc.                                                                       $     71
    1,580   Gap, Inc.                                                                                     28
    1,845   L Brands, Inc.                                                                               126
    3,606   Ross Stores, Inc.                                                                            193
    5,359   TJX Companies, Inc.                                                                          408
      749   Urban Outfitters, Inc.*                                                                       21
                                                                                                    --------
                                                                                                         847
                                                                                                    --------
            APPAREL, ACCESSORIES & LUXURY GOODS (0.2%)
    2,313   Coach, Inc.                                                                                   91
    2,721   Hanesbrands, Inc.                                                                             74
    1,332   Michael Kors Holdings Ltd.*                                                                   57
      550   PVH Corp.                                                                                     51
      420   Ralph Lauren Corp.                                                                            40
    1,305   Under Armour, Inc. "A"*                                                                       49
    1,305   Under Armour, Inc. "C"*                                                                       46
    3,036   VF Corp.                                                                                     189
                                                                                                    --------
                                                                                                         597
                                                                                                    --------
            AUTO PARTS & EQUIPMENT (0.1%)
    1,762   BorgWarner, Inc.                                                                              60
    1,970   Delphi Automotive plc                                                                        134
    5,590   Johnson Controls, Inc.                                                                       247
                                                                                                    --------
                                                                                                         441
                                                                                                    --------
            AUTOMOBILE MANUFACTURERS (0.2%)
   31,259   Ford Motor Co.                                                                               422
   10,630   General Motors Co.                                                                           332
                                                                                                    --------
                                                                                                         754
                                                                                                    --------
            AUTOMOTIVE RETAIL (0.2%)
      504   Advance Auto Parts, Inc.                                                                      78
      610   AutoNation, Inc.*                                                                             31
      230   AutoZone, Inc.*                                                                              175
    1,750   CarMax, Inc.*                                                                                 94
      878   O'Reilly Automotive, Inc.*                                                                   232
                                                                                                    --------
                                                                                                         610
                                                                                                    --------
            BROADCASTING (0.1%)
    3,847   CBS Corp. "B"                                                                                212
    1,246   Discovery Communications, Inc. "A"*                                                           35
    2,101   Discovery Communications, Inc. "C"*                                                           56
      630   Scripps Networks Interactive "A"                                                              41
    1,870   Tegna, Inc.                                                                                   43
                                                                                                    --------
                                                                                                         387
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            CABLE & SATELLITE (0.5%)
    1,489   Cablevision Systems Corp. "A"                                                           $     51
    1,072   Charter Communications, Inc. "A"*                                                            235
   19,475   Comcast Corp. "A"                                                                          1,233
                                                                                                    --------
                                                                                                       1,519
                                                                                                    --------
            CASINOS & GAMING (0.0%)
      724   Wynn Resorts Ltd.                                                                             70
                                                                                                    --------
            COMPUTER & ELECTRONICS RETAIL (0.0%)
    1,976   Best Buy Co., Inc.                                                                            63
                                                                                                    --------
            CONSUMER ELECTRONICS (0.0%)
      700   Garmin Ltd.                                                                                   30
      497   Harman International Industries, Inc.                                                         39
                                                                                                    --------
                                                                                                          69
                                                                                                    --------
            DEPARTMENT STORES (0.1%)
    1,536   Kohl's Corp.                                                                                  55
    2,484   Macy's, Inc.                                                                                  83
    1,287   Nordstrom, Inc.                                                                               49
                                                                                                    --------
                                                                                                         187
                                                                                                    --------
            DISTRIBUTORS (0.0%)
    1,110   Genuine Parts Co.                                                                            107
                                                                                                    --------
            FOOTWEAR (0.2%)
   10,805   NIKE, Inc. "B"                                                                               597
                                                                                                    --------
            GENERAL MERCHANDISE STORES (0.2%)
    2,656   Dollar General Corp.                                                                         239
    1,763   Dollar Tree, Inc.*                                                                           160
    4,323   Target Corp.                                                                                 297
                                                                                                    --------
                                                                                                         696
                                                                                                    --------
            HOME FURNISHINGS (0.0%)
      859   Leggett & Platt, Inc.                                                                         43
      566   Mohawk Industries, Inc.*                                                                     111
                                                                                                    --------
                                                                                                         154
                                                                                                    --------
            HOME IMPROVEMENT RETAIL (0.6%)
   10,155   Home Depot, Inc.                                                                           1,342
    6,868   Lowe's Companies, Inc.                                                                       550
                                                                                                    --------
                                                                                                       1,892
                                                                                                    --------
            HOMEBUILDING (0.1%)
    3,030   D.R. Horton, Inc.                                                                             93
    1,491   Lennar Corp. "A"                                                                              68

================================================================================

20  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
    2,360   PulteGroup, Inc.                                                                        $     44
                                                                                                    --------
                                                                                                         205
                                                                                                    --------
            HOMEFURNISHING RETAIL (0.0%)
    1,357   Bed Bath & Beyond, Inc.*                                                                      61
                                                                                                    --------
            HOTELS, RESORTS & CRUISE LINES (0.2%)
    4,149   Carnival Corp.                                                                               198
      605   Interval Leisure Group, Inc.                                                                   9
    1,591   Marriott International, Inc. "A"                                                             105
    1,243   Royal Caribbean Cruises Ltd.                                                                  96
    1,405   Starwood Hotels & Resorts Worldwide, Inc.                                                    103
    1,010   Wyndham Worldwide Corp.                                                                       68
                                                                                                    --------
                                                                                                         579
                                                                                                    --------
            HOUSEHOLD APPLIANCES (0.0%)
      674   Whirlpool Corp.                                                                              118
                                                                                                    --------
            HOUSEWARES & SPECIALTIES (0.0%)
    2,180   Newell Rubbermaid, Inc.                                                                      104
                                                                                                    --------
            INTERNET RETAIL (1.0%)
    3,091   Amazon.com, Inc.*                                                                          2,234
      925   Expedia, Inc.                                                                                103
    3,471   Netflix, Inc.*                                                                               356
      397   Priceline Group, Inc.*                                                                       502
      975   TripAdvisor, Inc.*                                                                            66
                                                                                                    --------
                                                                                                       3,261
                                                                                                    --------
            LEISURE PRODUCTS (0.1%)
    1,004   Hasbro, Inc.                                                                                  88
    2,666   Mattel, Inc.                                                                                  85
                                                                                                    --------
                                                                                                         173
                                                                                                    --------
            MOTORCYCLE MANUFACTURERS (0.0%)
    1,600   Harley-Davidson, Inc.                                                                         74
                                                                                                    --------
            MOVIES & ENTERTAINMENT (0.7%)
    6,190   Time Warner, Inc.                                                                            468
   10,093   Twenty-First Century Fox, Inc. "A"                                                           292
    3,916   Twenty-First Century Fox, Inc. "B"                                                           115
    2,735   Viacom, Inc. "B"                                                                             121
   12,016   Walt Disney Co.                                                                            1,192
                                                                                                    --------
                                                                                                       2,188
                                                                                                    --------
            PUBLISHING (0.0%)
    2,721   News Corp. "A"                                                                                32
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            RESTAURANTS (0.6%)
      226   Chipotle Mexican Grill, Inc.*                                                           $    100
      842   Darden Restaurants, Inc.                                                                      57
    7,338   McDonald's Corp.                                                                             895
   11,144   Starbucks Corp.                                                                              612
    3,762   Yum! Brands, Inc.                                                                            309
                                                                                                    --------
                                                                                                       1,973
                                                                                                    --------
            SPECIALIZED CONSUMER SERVICES (0.0%)
    1,670   H&R Block, Inc.                                                                               36
                                                                                                    --------
            SPECIALTY STORES (0.1%)
      548   Signet Jewelers Ltd.                                                                          54
    5,555   Staples, Inc.                                                                                 49
      720   Tiffany & Co.                                                                                 45
    1,196   Tractor Supply Co.                                                                           115
      586   Ulta Salon, Cosmetics & Fragrance, Inc.*                                                     136
                                                                                                    --------
                                                                                                         399
                                                                                                    --------
            TIRES & RUBBER (0.0%)
    2,240   Goodyear Tire & Rubber Co.                                                                    63
                                                                                                    --------
            Total Consumer Discretionary                                                              18,468
                                                                                                    --------
            CONSUMER STAPLES (4.5%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.1%)
    4,306   Archer-Daniels-Midland Co.                                                                   184
                                                                                                    --------
            BREWERS (0.0%)
    1,362   Molson Coors Brewing Co. "B"                                                                 135
                                                                                                    --------
            DISTILLERS & VINTNERS (0.1%)
    1,051   Brown-Forman Corp. "B"                                                                       103
    1,408   Constellation Brands, Inc. "A"                                                               216
                                                                                                    --------
                                                                                                         319
                                                                                                    --------
            DRUG RETAIL (0.4%)
    8,793   CVS Health Corp.                                                                             848
    6,537   Walgreens Boots Alliance, Inc.                                                               506
                                                                                                    --------
                                                                                                       1,354
                                                                                                    --------
            FOOD DISTRIBUTORS (0.1%)
    4,020   Sysco Corp.                                                                                  193
                                                                                                    --------
            FOOD RETAIL (0.1%)
    8,610   Kroger Co.                                                                                   308
    2,681   Whole Foods Market, Inc.                                                                      87
                                                                                                    --------
                                                                                                         395
                                                                                                    --------

================================================================================

22  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS (0.8%)
      951   Church & Dwight Co., Inc.                                                               $     94
      910   Clorox Co.                                                                                   117
    7,205   Colgate-Palmolive Co.                                                                        507
    3,274   Kimberly-Clark Corp.                                                                         416
   21,064   Procter & Gamble Co.                                                                       1,707
                                                                                                    --------
                                                                                                       2,841
                                                                                                    --------
            HYPERMARKETS & SUPER CENTERS (0.4%)
    3,453   Costco Wholesale Corp.                                                                       514
   12,558   Wal-Mart Stores, Inc.                                                                        889
                                                                                                    --------
                                                                                                       1,403
                                                                                                    --------
            PACKAGED FOODS & MEAT (0.7%)
    1,381   Campbell Soup Co.                                                                             84
    3,855   ConAgra Foods, Inc.                                                                          176
    4,550   General Mills, Inc.                                                                          286
    1,241   Hershey Co.                                                                                  115
    1,830   Hormel Foods Corp.                                                                            63
      828   J.M. Smucker Co.                                                                             107
    1,848   Kellogg Co.                                                                                  137
    4,462   Kraft Heinz Co.                                                                              371
    1,040   McCormick & Co., Inc.                                                                        101
    1,716   Mead Johnson Nutrition Co.                                                                   141
   12,557   Mondelez International, Inc. "A"                                                             559
    2,697   Tyson Foods, Inc. "A"                                                                        172
                                                                                                    --------
                                                                                                       2,312
                                                                                                    --------
            PERSONAL PRODUCTS (0.1%)
    1,921   Estee Lauder Companies, Inc. "A"                                                             176
                                                                                                    --------
            SOFT DRINKS (0.9%)
   31,689   Coca-Cola Co.                                                                              1,413
    1,630   Coca-Cola European Partners                                                                   63
    1,290   Dr. Pepper Snapple Group, Inc.                                                               118
    1,087   Monster Beverage Corp.*                                                                      163
   11,451   PepsiCo, Inc.                                                                              1,159
                                                                                                    --------
                                                                                                       2,916
                                                                                                    --------
            TOBACCO (0.8%)
   16,005   Altria Group, Inc.                                                                         1,018
   12,351   Philip Morris International, Inc.                                                          1,219
    5,928   Reynolds American, Inc.                                                                      295
                                                                                                    --------
                                                                                                       2,532
                                                                                                    --------
            Total Consumer Staples                                                                    14,760
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            ENERGY (3.2%)
            -------------
            INTEGRATED OIL & GAS (1.5%)
   14,572   Chevron Corp.                                                                           $  1,472
   33,241   Exxon Mobil Corp.(i)                                                                       2,959
    6,115   Occidental Petroleum Corp.                                                                   461
                                                                                                    --------
                                                                                                       4,892
                                                                                                    --------
            OIL & GAS DRILLING (0.0%)
      731   Helmerich & Payne, Inc.                                                                       45
    2,533   Transocean Ltd.                                                                               25
                                                                                                    --------
                                                                                                          70
                                                                                                    --------
            OIL & GAS EQUIPMENT & SERVICES (0.5%)
    4,004   Baker Hughes, Inc.                                                                           186
    1,899   FMC Technologies, Inc.*                                                                       52
    7,620   Halliburton Co.                                                                              321
    3,243   National Oilwell Varco, Inc.                                                                 107
   10,767   Schlumberger Ltd.                                                                            821
                                                                                                    --------
                                                                                                       1,487
                                                                                                    --------
            OIL & GAS EXPLORATION & PRODUCTION (0.8%)
    4,154   Anadarko Petroleum Corp.                                                                     215
    2,740   Apache Corp.                                                                                 157
    3,449   Cabot Oil & Gas Corp.                                                                         83
    4,313   Chesapeake Energy Corp.*                                                                      18
      788   Cimarex Energy Co.                                                                            92
    1,150   Concho Resources, Inc.*                                                                      139
    9,268   ConocoPhillips                                                                               406
    4,543   Devon Energy Corp.                                                                           164
    4,276   EOG Resources, Inc.                                                                          348
    1,317   EQT Corp.                                                                                     96
    2,256   Hess Corp.                                                                                   135
    7,765   Marathon Oil Corp.                                                                           101
    1,489   Murphy Oil Corp.                                                                              46
    1,347   Newfield Exploration Co.*                                                                     55
    3,345   Noble Energy, Inc.                                                                           120
    1,502   Pioneer Natural Resources Co.                                                                241
    1,411   Range Resources Corp.                                                                         60
    3,203   Southwestern Energy Co.*                                                                      44
                                                                                                    --------
                                                                                                       2,520
                                                                                                    --------
            OIL & GAS REFINING & MARKETING (0.2%)
    4,699   Marathon Petroleum Corp.                                                                     163
    3,649   Phillips 66                                                                                  293

================================================================================

24  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
      970   Tesoro Corp.                                                                            $     76
    3,872   Valero Energy Corp.                                                                          212
                                                                                                    --------
                                                                                                         744
                                                                                                    --------
            OIL & GAS STORAGE & TRANSPORTATION (0.2%)
    3,058   Columbia Pipeline Group, Inc.                                                                 78
   13,734   Kinder Morgan, Inc.                                                                          249
    1,414   ONEOK, Inc.                                                                                   61
    5,594   Spectra Energy Corp.                                                                         178
    5,685   Williams Companies, Inc.                                                                     126
                                                                                                    --------
                                                                                                         692
                                                                                                    --------
            Total Energy                                                                              10,405
                                                                                                    --------
            FINANCIALS (7.3%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
      330   Affiliated Managers Group, Inc.*                                                              57
    1,556   Ameriprise Financial, Inc.                                                                   158
    8,629   Bank of New York Mellon Corp.                                                                363
    1,036   BlackRock, Inc.                                                                              377
    3,271   Franklin Resources, Inc.                                                                     122
    3,240   Invesco Ltd.                                                                                 102
      750   Legg Mason, Inc.                                                                              26
    1,926   Northern Trust Corp.(h)                                                                      143
    3,592   State Street Corp.                                                                           226
    1,970   T. Rowe Price Group, Inc.                                                                    152
                                                                                                    --------
                                                                                                       1,726
                                                                                                    --------
            CONSUMER FINANCE (0.4%)
    6,280   American Express Co.                                                                         413
    4,738   Capital One Financial Corp.                                                                  347
    3,494   Discover Financial Services                                                                  199
    2,650   Navient Corp.                                                                                 36
    7,675   Synchrony Financial*                                                                         239
                                                                                                    --------
                                                                                                       1,234
                                                                                                    --------
            DIVERSIFIED BANKS (2.0%)
   85,401   Bank of America Corp.                                                                      1,263
   22,880   Citigroup, Inc.                                                                            1,065
    1,300   Comerica, Inc.                                                                                61
   29,378   JPMorgan Chase & Co.                                                                       1,917
   12,089   U.S. Bancorp                                                                                 518
   36,979   Wells Fargo & Co.(i)                                                                       1,876
                                                                                                    --------
                                                                                                       6,700
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            INSURANCE BROKERS (0.2%)
    2,487   Aon plc                                                                                 $    272
    4,644   Marsh & McLennan Companies, Inc.                                                             307
      996   Willis Towers Watson plc                                                                     127
                                                                                                    --------
                                                                                                         706
                                                                                                    --------
            INVESTMENT BANKING & BROKERAGE (0.4%)
    8,992   Charles Schwab Corp.                                                                         275
    2,079   E*Trade Financial Corp.*                                                                      58
    3,047   Goldman Sachs Group, Inc.                                                                    486
   13,036   Morgan Stanley                                                                               357
                                                                                                    --------
                                                                                                       1,176
                                                                                                    --------
            LIFE & HEALTH INSURANCE (0.4%)
    3,709   AFLAC, Inc.                                                                                  258
    1,769   Lincoln National Corp.                                                                        81
    8,055   MetLife, Inc.                                                                                367
    1,820   Principal Financial Group, Inc.                                                               81
    3,711   Prudential Financial, Inc.                                                                   294
    1,113   Torchmark Corp.                                                                               68
    2,028   Unum Group                                                                                    75
                                                                                                    --------
                                                                                                       1,224
                                                                                                    --------
            MULTI-LINE INSURANCE (0.2%)
    9,300   American International Group, Inc.                                                           538
      684   Assurant, Inc.                                                                                60
    2,900   Hartford Financial Services Group, Inc.                                                      131
    2,091   Loews Corp.                                                                                   85
                                                                                                    --------
                                                                                                         814
                                                                                                    --------
            MULTI-SECTOR HOLDINGS (0.7%)
   14,997   Berkshire Hathaway, Inc. "B"*                                                              2,108
    2,777   Leucadia National Corp.                                                                       50
                                                                                                    --------
                                                                                                       2,158
                                                                                                    --------
            PROPERTY & CASUALTY INSURANCE (0.4%)
    3,040   Allstate Corp.                                                                               205
    3,977   Chubb Ltd.                                                                                   504
      970   Cincinnati Financial Corp.                                                                    67
    5,079   Progressive Corp.                                                                            169
    2,350   Travelers Companies, Inc.                                                                    268
    2,680   XL Group plc                                                                                  92
                                                                                                    --------
                                                                                                       1,305
                                                                                                    --------
            REAL ESTATE SERVICES (0.0%)
    1,990   CBRE Group, Inc. "A"*                                                                         59
                                                                                                    --------

================================================================================

26  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            REGIONAL BANKS (0.4%)
    6,502   BB&T Corp.                                                                              $    237
    4,555   Citizens Financial Group, Inc.                                                               107
    5,810   Fifth Third Bancorp                                                                          110
    5,200   Huntington Bancshares, Inc.                                                                   54
    6,620   KeyCorp                                                                                       85
    1,257   M&T Bank Corp.                                                                               150
    2,677   People's United Financial, Inc.                                                               43
    4,521   PNC Financial Services Group, Inc.                                                           406
    9,790   Regions Financial Corp.                                                                       96
    3,560   SunTrust Banks, Inc.                                                                         156
    1,440   Zions Bancorp                                                                                 40
                                                                                                    --------
                                                                                                       1,484
                                                                                                    --------
            REITs - HEALTH CARE (0.2%)
    3,875   HCP, Inc.                                                                                    127
    2,774   Ventas, Inc.                                                                                 184
    2,780   Welltower, Inc.                                                                              192
                                                                                                    --------
                                                                                                         503
                                                                                                    --------
            REITs - HOTEL & RESORT (0.0%)
    6,924   Host Hotels & Resorts, Inc.                                                                  107
                                                                                                    --------
            REITs - INDUSTRIAL (0.1%)
    4,119   ProLogis, Inc.                                                                               196
                                                                                                    --------
            REITs - OFFICE (0.1%)
    1,050   Boston Properties, Inc.                                                                      132
      887   SL Green Realty Corp.                                                                         90
    1,238   Vornado Realty Trust                                                                         118
                                                                                                    --------
                                                                                                         340
                                                                                                    --------
            REITs - RESIDENTIAL (0.2%)
      998   Apartment Investment & Management Co. "A"                                                     43
    1,141   AvalonBay Communities, Inc.                                                                  205
    3,035   Equity Residential                                                                           210
      507   Essex Property Trust, Inc.                                                                   115
                                                                                                    --------
                                                                                                         573
                                                                                                    --------
            REITs - RETAIL (0.3%)
      600   Federal Realty Investment Trust                                                               92
    4,318   General Growth Properties, Inc.                                                              116
    3,567   Kimco Realty Corp.                                                                           101
      894   Macerich Co.                                                                                  68
    2,079   Realty Income Corp.                                                                          125
    2,476   Simon Property Group, Inc.                                                                   489
                                                                                                    --------
                                                                                                         991
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            REITs - SPECIALIZED (0.5%)
    3,903   American Tower Corp.                                                                    $    413
    2,563   Crown Castle International Corp.                                                             233
      571   Equinix, Inc.                                                                                207
    1,066   Extra Space Storage, Inc.                                                                     99
    1,246   Iron Mountain, Inc.                                                                           46
    1,203   Public Storage                                                                               305
    6,302   Weyerhaeuser Co.                                                                             198
                                                                                                    --------
                                                                                                       1,501
                                                                                                    --------
            SPECIALIZED FINANCE (0.3%)
    2,658   CME Group, Inc.                                                                              260
    1,032   Intercontinental Exchange, Inc.                                                              280
    1,370   Moody's Corp.                                                                                135
      840   NASDAQ OMX Group, Inc.                                                                        56
    2,406   S&P Global, Inc.                                                                             269
                                                                                                    --------
                                                                                                       1,000
                                                                                                    --------
            Total Financials                                                                          23,797
                                                                                                    --------
            HEALTH CARE (6.5%)
            ------------------
            BIOTECHNOLOGY (1.5%)
   12,658   AbbVie, Inc.                                                                                 797
    1,692   Alexion Pharmaceuticals, Inc.*                                                               255
    6,208   Amgen, Inc.                                                                                  981
    5,756   Baxalta, Inc.                                                                                260
    1,674   Biogen, Inc.*                                                                                485
    6,154   Celgene Corp.*                                                                               649
   11,158   Gilead Sciences, Inc.                                                                        972
      582   Regeneron Pharmaceuticals, Inc.*                                                             232
    2,268   Vertex Pharmaceuticals, Inc.*                                                                211
                                                                                                    --------
                                                                                                       4,842
                                                                                                    --------
            HEALTH CARE DISTRIBUTORS (0.2%)
    1,410   AmerisourceBergen Corp.                                                                      106
    2,930   Cardinal Health, Inc.                                                                        231
      568   Henry Schein, Inc.*                                                                           99
    1,727   McKesson Corp.                                                                               316
                                                                                                    --------
                                                                                                         752
                                                                                                    --------
            HEALTH CARE EQUIPMENT (1.0%)
   11,197   Abbott Laboratories(i)                                                                       444
    4,106   Baxter International, Inc.                                                                   177
    1,623   Becton, Dickinson & Co.                                                                      270
   11,978   Boston Scientific Corp.*                                                                     272
      658   C.R. Bard, Inc.                                                                              144
    1,920   Edwards Lifesciences Corp.*                                                                  189

================================================================================

28  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
    1,977   Hologic, Inc.*                                                                          $     68
      270   Intuitive Surgical, Inc.*                                                                    172
   11,256   Medtronic plc                                                                                906
    2,439   St. Jude Medical, Inc.                                                                       191
    2,288   Stryker Corp.                                                                                254
      810   Varian Medical Systems, Inc.*                                                                 67
    1,431   Zimmer Biomet Holdings, Inc.                                                                 175
                                                                                                    --------
                                                                                                       3,329
                                                                                                    --------
            HEALTH CARE FACILITIES (0.1%)
    2,357   HCA Holdings, Inc.*                                                                          184
      832   Universal Health Services, Inc. "B"                                                          112
                                                                                                    --------
                                                                                                         296
                                                                                                    --------
            HEALTH CARE SERVICES (0.2%)
    1,439   DaVita HealthCare Partners, Inc.*                                                            111
    5,236   Express Scripts Holding Co.*                                                                 396
      738   Laboratory Corp. of America Holdings*                                                         94
      979   Quest Diagnostics, Inc.                                                                       76
                                                                                                    --------
                                                                                                         677
                                                                                                    --------
            HEALTH CARE SUPPLIES (0.0%)
    2,148   DENTSPLY SIRONA, Inc.                                                                        133
                                                                                                    --------
            HEALTH CARE TECHNOLOGY (0.0%)
    2,532   Cerner Corp.*                                                                                141
                                                                                                    --------
            LIFE SCIENCES TOOLS & SERVICES (0.3%)
    2,762   Agilent Technologies, Inc.                                                                   127
    1,099   Illumina, Inc.*                                                                              159
      680   PerkinElmer, Inc.                                                                             37
    3,171   Thermo Fisher Scientific, Inc.                                                               481
      690   Waters Corp.*                                                                                 95
                                                                                                    --------
                                                                                                         899
                                                                                                    --------
            MANAGED HEALTH CARE (0.7%)
    3,154   Aetna, Inc.                                                                                  357
    1,960   Anthem, Inc.                                                                                 259
    1,565   Centene Corp.*                                                                                98
    1,934   Cigna Corp.                                                                                  248
    1,112   Humana, Inc.                                                                                 192
    7,880   UnitedHealth Group, Inc.                                                                   1,053
                                                                                                    --------
                                                                                                       2,207
                                                                                                    --------
            PHARMACEUTICALS (2.5%)
    3,159   Allergan plc*                                                                                745
   13,718   Bristol-Myers Squibb Co.                                                                     984
    7,791   Eli Lilly and Co.                                                                            584

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
    1,636   Endo International plc*                                                                 $     26
   22,087   Johnson & Johnson(i)                                                                       2,489
    1,001   Mallinckrodt plc*                                                                             63
   22,214   Merck & Co., Inc.                                                                          1,250
    2,993   Mylan N.V.*                                                                                  130
    1,050   Perrigo Co. plc                                                                              101
   47,794   Pfizer, Inc.                                                                               1,658
    3,969   Zoetis, Inc.                                                                                 188
                                                                                                    --------
                                                                                                       8,218
                                                                                                    --------
            Total Health Care                                                                         21,494
                                                                                                    --------
            INDUSTRIALS (4.4%)
            ------------------
            AEROSPACE & DEFENSE (1.1%)
    4,728   Boeing Co.                                                                                   596
    2,181   General Dynamics Corp.                                                                       309
    6,699   Honeywell International, Inc.                                                                763
      653   L-3 Communications Holdings, Inc.                                                             90
    2,300   Lockheed Martin Corp.                                                                        543
    1,346   Northrop Grumman Corp.                                                                       286
    2,260   Raytheon Co.                                                                                 293
    1,090   Rockwell Collins, Inc.                                                                        96
    2,070   Textron, Inc.                                                                                 79
    6,191   United Technologies Corp.                                                                    623
                                                                                                    --------
                                                                                                       3,678
                                                                                                    --------
            AGRICULTURAL & FARM MACHINERY (0.1%)
    2,480   Deere & Co.                                                                                  204
                                                                                                    --------
            AIR FREIGHT & LOGISTICS (0.4%)
      940   C.H. Robinson Worldwide, Inc.                                                                 70
    1,610   Expeditors International of Washington, Inc.                                                  78
    2,220   FedEx Corp.                                                                                  366
    5,913   United Parcel Service, Inc. "B"                                                              610
                                                                                                    --------
                                                                                                       1,124
                                                                                                    --------
            AIRLINES (0.2%)
    4,549   American Airlines Group, Inc.                                                                145
    6,104   Delta Air Lines, Inc.                                                                        265
    5,442   Southwest Airlines Co.                                                                       231
    3,028   United Continental Holdings, Inc.*                                                           137
                                                                                                    --------
                                                                                                         778
                                                                                                    --------
            BUILDING PRODUCTS (0.1%)
      613   Allegion plc                                                                                  42
    3,073   Masco Corp.                                                                                  100
                                                                                                    --------
                                                                                                         142
                                                                                                    --------

================================================================================

30  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            CONSTRUCTION & ENGINEERING (0.0%)
    1,020   Fluor Corp.                                                                             $     54
      963   Jacobs Engineering Group, Inc.*                                                               49
    1,370   Quanta Services, Inc.*                                                                        33
                                                                                                    --------
                                                                                                         136
                                                                                                    --------
            CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
    4,963   Caterpillar, Inc.                                                                            360
    1,191   Cummins, Inc.                                                                                136
    3,016   PACCAR, Inc.                                                                                 168
                                                                                                    --------
                                                                                                         664
                                                                                                    --------
            DIVERSIFIED SUPPORT SERVICES (0.0%)
      670   Cintas Corp.                                                                                  64
                                                                                                    --------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
    1,637   AMETEK, Inc.                                                                                  78
    3,474   Eaton Corp. plc                                                                              214
    5,920   Emerson Electric Co.                                                                         308
      980   Rockwell Automation, Inc.                                                                    114
                                                                                                    --------
                                                                                                         714
                                                                                                    --------
            ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
    2,211   Republic Services, Inc.                                                                      107
      708   Stericycle, Inc.*                                                                             69
    3,008   Waste Management, Inc.                                                                       183
                                                                                                    --------
                                                                                                         359
                                                                                                    --------
            HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
      766   Robert Half International, Inc.                                                               32
                                                                                                    --------
            INDUSTRIAL CONGLOMERATES (1.1%)
    4,621   3M Co.                                                                                       778
    4,476   Danaher Corp.                                                                                440
   73,073   General Electric Co.(i)                                                                    2,209
      690   Roper Technologies, Inc.                                                                     118
                                                                                                    --------
                                                                                                       3,545
                                                                                                    --------
            INDUSTRIAL MACHINERY (0.3%)
    1,306   Dover Corp.                                                                                   87
    1,268   Flowserve Corp.                                                                               61
    3,014   Illinois Tool Works, Inc.                                                                    320
    2,175   Ingersoll-Rand plc                                                                           145
      940   Parker-Hannifin Corp.                                                                        108
    1,502   Pentair plc                                                                                   91
      451   Snap-On, Inc.                                                                                 73

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
    1,292   Stanley Black & Decker, Inc.                                                            $    146
    1,548   Xylem, Inc.                                                                                   69
                                                                                                    --------
                                                                                                       1,100
                                                                                                    --------
            OFFICE SERVICES & SUPPLIES (0.0%)
    1,260   Pitney Bowes, Inc.                                                                            24
                                                                                                    --------
            RAILROADS (0.3%)
    7,340   CSX Corp.                                                                                    194
      909   Kansas City Southern                                                                          85
    2,386   Norfolk Southern Corp.                                                                       200
    6,613   Union Pacific Corp.                                                                          557
                                                                                                    --------
                                                                                                       1,036
                                                                                                    --------
            RESEARCH & CONSULTING SERVICES (0.1%)
    1,023   Equifax, Inc.                                                                                129
    2,884   Nielsen Holdings plc                                                                         154
    1,224   Verisk Analytics, Inc.*                                                                       97
                                                                                                    --------
                                                                                                         380
                                                                                                    --------
            SECURITY & ALARM SERVICES (0.1%)
    3,522   Tyco International plc                                                                       150
                                                                                                    --------
            TRADING COMPANIES & DISTRIBUTORS (0.1%)
    2,501   Fastenal Co.                                                                                 115
      643   United Rentals, Inc.*                                                                         45
      480   W.W. Grainger, Inc.                                                                          110
                                                                                                    --------
                                                                                                         270
                                                                                                    --------
            TRUCKING (0.0%)
      714   JB Hunt Transport Services, Inc.                                                              59
      360   Ryder System, Inc.                                                                            25
                                                                                                    --------
                                                                                                          84
                                                                                                    --------
            Total Industrials                                                                         14,484
                                                                                                    --------
            INFORMATION TECHNOLOGY (9.1%)
            -----------------------------
            APPLICATION SOFTWARE (0.4%)
    3,744   Adobe Systems, Inc.*                                                                         372
    1,953   Autodesk, Inc.*                                                                              114
    1,224   Citrix Systems, Inc.*                                                                        104
    2,350   Intuit, Inc.                                                                                 251
    5,462   salesforce.com, Inc.*                                                                        457
                                                                                                    --------
                                                                                                       1,298
                                                                                                    --------
            COMMUNICATIONS EQUIPMENT (0.5%)
   40,467   Cisco Systems, Inc.                                                                        1,175
      561   F5 Networks, Inc.*                                                                            62
      790   Harris Corp.                                                                                  62

================================================================================

32  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
    3,064   Juniper Networks, Inc.                                                                  $     72
    1,756   Motorola Solutions, Inc.                                                                     122
                                                                                                    --------
                                                                                                       1,493
                                                                                                    --------
            DATA PROCESSING & OUTSOURCED SERVICES (1.1%)
      444   Alliance Data Systems Corp.*                                                                  99
    4,211   Automatic Data Processing, Inc.                                                              370
    1,935   Fidelity National Information Services, Inc.                                                 144
    1,700   Fiserv, Inc.*                                                                                179
    7,848   MasterCard, Inc. "A"                                                                         752
    2,957   Paychex, Inc.                                                                                160
    8,344   PayPal Holdings, Inc.*                                                                       315
    1,410   Total System Services, Inc.                                                                   76
   15,222   Visa, Inc. "A"                                                                             1,202
    4,210   Western Union Co.                                                                             82
    6,735   Xerox Corp.                                                                                   67
                                                                                                    --------
                                                                                                       3,446
                                                                                                    --------
            ELECTRONIC COMPONENTS (0.1%)
    2,540   Amphenol Corp. "A"                                                                           149
    8,581   Corning, Inc.                                                                                180
                                                                                                    --------
                                                                                                         329
                                                                                                    --------
            ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
      730   FLIR Systems, Inc.                                                                            23
                                                                                                    --------
            ELECTRONIC MANUFACTURING SERVICES (0.1%)
    2,743   TE Connectivity Ltd.                                                                         165
                                                                                                    --------
            HOME ENTERTAINMENT SOFTWARE (0.1%)
    4,493   Activision Blizzard, Inc.                                                                    176
    2,332   Electronic Arts, Inc.*                                                                       179
                                                                                                    --------
                                                                                                         355
                                                                                                    --------
            INTERNET SOFTWARE & SERVICES (1.9%)
    1,250   Akamai Technologies, Inc.*                                                                    68
    2,301   Alphabet, Inc. "A"*                                                                        1,723
    2,379   Alphabet, Inc. "C"*                                                                        1,750
    9,835   eBay, Inc.*                                                                                  241
   18,370   Facebook, Inc. "A"*                                                                        2,183
      690   VeriSign, Inc.*                                                                               59
    6,972   Yahoo! Inc.*                                                                                 264
                                                                                                    --------
                                                                                                       6,288
                                                                                                    --------
            IT CONSULTING & OTHER SERVICES (0.6%)
    5,131   Accenture plc "A"                                                                            610
    4,565   Cognizant Technology Solutions Corp. "A"*                                                    281
      900   CSRA, Inc.                                                                                    22

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
    7,076   International Business Machines Corp.                                                   $  1,088
    1,005   Teradata Corp.*                                                                               29
                                                                                                    --------
                                                                                                       2,030
                                                                                                    --------
            SEMICONDUCTOR EQUIPMENT (0.1%)
    9,030   Applied Materials, Inc.                                                                      220
    1,029   KLA-Tencor Corp.                                                                              75
    1,046   Lam Research Corp.                                                                            87
                                                                                                    --------
                                                                                                         382
                                                                                                    --------
            SEMICONDUCTORS (1.1%)
    2,280   Analog Devices, Inc.                                                                         133
    2,996   Broadcom Ltd.                                                                                462
      511   First Solar, Inc.*                                                                            25
   37,037   Intel Corp.                                                                                1,170
    2,064   Linear Technology Corp.                                                                       98
    1,370   Microchip Technology, Inc.                                                                    71
    9,667   Micron Technology, Inc.*                                                                     123
    4,550   NVIDIA Corp.                                                                                 213
    1,030   Qorvo, Inc.*                                                                                  52
   11,165   Qualcomm, Inc.                                                                               613
    1,701   Skyworks Solutions, Inc.                                                                     114
    9,253   Texas Instruments, Inc.                                                                      561
    1,774   Xilinx, Inc.                                                                                  84
                                                                                                    --------
                                                                                                       3,719
                                                                                                    --------
            SYSTEMS SOFTWARE (1.4%)
    2,000   CA, Inc.                                                                                      65
   63,309   Microsoft Corp.(i)                                                                         3,355
   24,906   Oracle Corp.                                                                               1,001
    1,425   Red Hat, Inc.*                                                                               110
    4,631   Symantec Corp.                                                                                81
                                                                                                    --------
                                                                                                       4,612
                                                                                                    --------
            TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.7%)
   44,382   Apple, Inc.(i)                                                                             4,432
   15,586   EMC Corp.                                                                                    436
   14,301   Hewlett Packard Enterprise Co.                                                               264
   15,593   HP, Inc.                                                                                     209
    2,010   NetApp, Inc.                                                                                  51
    2,663   Seagate Technology plc                                                                        60
    2,267   Western Digital Corp.                                                                        105
                                                                                                    --------
                                                                                                       5,557
                                                                                                    --------
            Total Information Technology                                                              29,697
                                                                                                    --------

================================================================================

34  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            MATERIALS (1.3%)
            ----------------
            ALUMINUM (0.0%)
   10,295   Alcoa, Inc.                                                                             $     96
                                                                                                    --------
            COMMODITY CHEMICALS (0.1%)
    2,687   LyondellBasell Industries N.V. "A"                                                           219
                                                                                                    --------
            CONSTRUCTION MATERIALS (0.1%)
      517   Martin Marietta Materials, Inc.                                                               98
    1,110   Vulcan Materials Co.                                                                         129
                                                                                                    --------
                                                                                                         227
                                                                                                    --------
            DIVERSIFIED CHEMICALS (0.3%)
    8,441   Dow Chemical Co.                                                                             434
    6,978   E.I. du Pont de Nemours & Co.                                                                456
    1,283   Eastman Chemical Co.                                                                          94
                                                                                                    --------
                                                                                                         984
                                                                                                    --------
            DIVERSIFIED METALS & MINING (0.0%)
    9,678   Freeport-McMoRan, Inc.                                                                       107
                                                                                                    --------
            FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
    2,035   CF Industries Holdings, Inc.                                                                  56
    1,113   FMC Corp.                                                                                     53
    3,301   Monsanto Co.                                                                                 371
    2,635   Mosaic Co.                                                                                    67
                                                                                                    --------
                                                                                                         547
                                                                                                    --------
            GOLD (0.1%)
    4,409   Newmont Mining Corp.                                                                         143
                                                                                                    --------
            INDUSTRIAL GASES (0.2%)
    1,787   Air Products & Chemicals, Inc.                                                               255
    2,344   Praxair, Inc.                                                                                257
                                                                                                    --------
                                                                                                         512
                                                                                                    --------
            METAL & GLASS CONTAINERS (0.0%)
    1,366   Ball Corp.                                                                                    99
                                                                                                    --------
            PAPER PACKAGING (0.1%)
      660   Avery Dennison Corp.                                                                          49
    3,370   International Paper Co.                                                                      142
    1,361   Sealed Air Corp.                                                                              63
    2,219   WestRock Co.                                                                                  88
                                                                                                    --------
                                                                                                         342
                                                                                                    --------
            SPECIALTY CHEMICALS (0.2%)
    1,925   Ecolab, Inc.                                                                                 226
      369   Ingevity Corp.*                                                                               11

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
      570   International Flavors & Fragrances, Inc.                                                $     73
    2,397   PPG Industries, Inc.                                                                         258
      593   Sherwin-Williams Co.                                                                         173
                                                                                                    --------
                                                                                                         741
                                                                                                    --------
            STEEL (0.0%)
    2,663   Nucor Corp.                                                                                  129
                                                                                                    --------
            Total Materials                                                                            4,146
                                                                                                    --------
            TELECOMMUNICATION SERVICES (1.2%)
            ---------------------------------
            ALTERNATIVE CARRIERS (0.0%)
    2,404   Level 3 Communications, Inc.*                                                                130
                                                                                                    --------
            INTEGRATED TELECOMMUNICATION SERVICES (1.2%)
   49,238   AT&T, Inc.(i)                                                                              1,928
    4,889   CenturyLink, Inc.                                                                            132
    9,734   Frontier Communications Corp.                                                                 50
   32,609   Verizon Communications, Inc.                                                               1,660
                                                                                                    --------
                                                                                                       3,770
                                                                                                    --------
            Total Telecommunication Services                                                           3,900
                                                                                                    --------
            UTILITIES (1.5%)
            ----------------
            ELECTRIC UTILITIES (0.9%)
    4,277   American Electric Power Co., Inc.                                                            277
    5,409   Duke Energy Corp.                                                                            423
    2,813   Edison International                                                                         201
    1,402   Entergy Corp.                                                                                106
    2,230   Eversource Energy                                                                            123
    7,226   Exelon Corp.                                                                                 248
    3,652   FirstEnergy Corp.                                                                            120
    4,239   NextEra Energy, Inc.                                                                         509
    4,043   PG&E Corp.                                                                                   243
      850   Pinnacle West Capital Corp.                                                                   63
    5,981   PPL Corp.                                                                                    231
    7,069   Southern Co.                                                                                 349
    3,434   Xcel Energy, Inc.                                                                            142
                                                                                                    --------
                                                                                                       3,035
                                                                                                    --------
            GAS UTILITIES (0.0%)
      813   AGL Resources, Inc.                                                                           54
                                                                                                    --------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
    5,809   AES Corp.                                                                                     64
    2,797   NRG Energy, Inc.                                                                              46
                                                                                                    --------
                                                                                                         110
                                                                                                    --------

================================================================================

36  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES   SECURITY                                                                                   (000)
------------------------------------------------------------------------------------------------------------
            MULTI-UTILITIES (0.5%)
    1,840   Ameren Corp.                                                                            $     91
    2,918   CenterPoint Energy, Inc.                                                                      66
    2,468   CMS Energy Corp.                                                                             103
    2,201   Consolidated Edison, Inc.                                                                    161
    4,314   Dominion Resources, Inc.                                                                     312
    1,653   DTE Energy Co.                                                                               150
    2,170   NiSource, Inc.                                                                                52
    3,435   Public Service Enterprise Group, Inc.                                                        154
      899   SCANA Corp.                                                                                   63
    2,035   Sempra Energy                                                                                218
    1,670   TECO Energy, Inc.                                                                             46
    2,417   WEC Energy Group, Inc.                                                                       145
                                                                                                    --------
                                                                                                       1,561
                                                                                                    --------
            WATER UTILITIES (0.1%)
    1,639   American Water Works Co., Inc.                                                               121
                                                                                                    --------
            Total Utilities                                                                            4,881
                                                                                                    --------
            Total Blue Chip Stocks (cost: $80,140)                                                   146,032
                                                                                                    --------
            RIGHTS (0.0%)

            CONSUMER STAPLES (0.0%)
            -----------------------
            FOOD RETAIL (0.0%)
    1,460   Safeway Casa Ley CVR *(b),(j)                                                                  1
    1,460   Safeway PDC, LLC CVR *(b),(j)                                                                  -
                                                                                                    --------
                                                                                                           1
                                                                                                    --------
            Total Consumer Staples                                                                         1
                                                                                                    --------
            Total Rights (cost: $1)                                                                        1
                                                                                                    --------
            Total Equity Securities (cost: $80,141)                                                  146,033
                                                                                                    --------

            TOTAL INVESTMENTS (COST: $248,605)                                                      $325,443
                                                                                                    ========

------------------------------------------------------------------------------------------------------------
                                                                                                  UNREALIZED
NUMBER OF                                                                                      APPRECIATION/
CONTRACTS                                                    EXPIRATION        CONTRACT       (DEPRECIATION)
LONG/(SHORT)                                                    DATE          VALUE (000)              (000)
------------------------------------------------------------------------------------------------------------
            FUTURES (1.3%)
       41   E-mini S&P 500                                   6/17/2016          $4,295              $     76
                                                                                ======              ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                            VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                              LEVEL 1           LEVEL 2        LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------------------
Tax-Exempt Securities:
  Tax-Exempt Bonds                                 $      -          $171,808             $-        $171,808
  Tax-Exempt Money Market Instruments:
      Variable-Rate Demand Notes                          -             3,000              -           3,000
      Money Market Funds                                  -             4,302              -           4,302
Bonds:
  U.S. Treasury Bills                                   300                 -              -             300
Equity Securities:
  Blue Chip Stocks                                  146,032                 -              -         146,032
  Rights                                                  -                 -              1               1
Futures(1)                                               76                 -              -              76
------------------------------------------------------------------------------------------------------------
Total                                              $146,408          $179,110             $1        $325,519
------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/depreciation on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

------------------------------------------------------------------------------------------------------------
                                    RECONCILIATION OF LEVEL 3 INVESTMENTS
------------------------------------------------------------------------------------------------------------
                                                                                                      RIGHTS
------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2015                                                                                $-
Purchases                                                                                                  -
Sales                                                                                                      -
Transfers into Level 3                                                                                     -
Transfers out of Level 3                                                                                   -
Net realized gain (loss) on investments                                                                    -
Change in net unrealized appreciation/(depreciation) of investments                                        1
------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2016                                                                                $1
------------------------------------------------------------------------------------------------------------

For the period of June 1, 2015, through May 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

38  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDA     Economic Development Authority
    IDA     Industrial Development Authority/Agency
    ISD     Independent School District
    MTA     Metropolitan Transportation Authority
    PRE     Pre-refunded to a date prior to maturity

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

    REIT    Real estate investment trust
    USD     Unified School District

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS)   Principal and interest payments are insured by one of the following:
            ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured
            Guaranty Corp., Assured Guaranty Municipal Corp., Build America
            Mutual Assurance Corp., Financial Guaranty Insurance Co., or
            National Public Finance Guarantee Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ)   Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from Deutsche
            Bank, A.G.

    (NBGA)  Principal and interest payments are guaranteed by a nonbank guarantee agreement from Texas Permanent School Fund.

o   SPECIFIC NOTES

    (a) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (b) Security deemed illiquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's
        Board of Trustees (the Board). The aggregate market value of these securities at May 31, 2016, was $250,000, which represented 0.1% of the
        Fund's net assets.

================================================================================

40  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    (c) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (d) Up to 6.05% of the 6.90% coupon may be PIK.

    (e) Restricted security that is not registered under the Securities Act of
        1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule
        144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (f) Rate represents the money market fund annualized seven-day yield at
        May 31, 2016.

    (g) Securities with a value of $300,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (h) Northern Trust Corp. is the parent of Northern Trust Investments, Inc., which is the subadviser of the Fund.

    (i) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2016.

    (j) Security was fair valued at May 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $1,000, which represented less than 0.01% of the
        Fund's net assets.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $248,605)                                    $325,443
   Cash                                                                                                  179
   Receivables:
       Capital shares sold                                                                               563
       Dividends and interest                                                                          2,534
   Variation margin on futures contracts                                                                  76
                                                                                                    --------
           Total assets                                                                              328,795
                                                                                                    --------
LIABILITIES
   Payables:
       Securities purchased                                                                            1,162
       Capital shares redeemed                                                                            51
   Accrued management fees                                                                               145
   Accrued transfer agent's fees                                                                           9
   Other accrued expenses and payables                                                                    94
                                                                                                    --------
           Total liabilities                                                                           1,461
                                                                                                    --------
               Net assets applicable to capital shares outstanding                                  $327,334
                                                                                                    ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                  $263,148
   Accumulated undistributed net investment income                                                     1,301
   Accumulated net realized loss on investments and futures transactions                             (14,029)
   Net unrealized appreciation of investments and futures contracts                                   76,914
                                                                                                    --------
               Net assets applicable to capital shares outstanding                                  $327,334
                                                                                                    ========
   Capital shares outstanding, unlimited number of shares authorized, no par value                    18,397
                                                                                                    ========
   Net asset value, redemption price, and offering price per share                                  $  17.79
                                                                                                    ========

See accompanying notes to financial statements.

================================================================================

42  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                        $  2,815
   Interest                                                                                            7,042
                                                                                                    --------
           Total income                                                                                9,857
                                                                                                    --------
EXPENSES
   Management fees                                                                                     1,478
   Administration and servicing fees                                                                     435
   Transfer agent's fees                                                                                 236
   Custody and accounting fees                                                                           138
   Postage                                                                                                17
   Shareholder reporting fees                                                                             29
   Trustees' fees                                                                                         28
   Registration fees                                                                                      41
   Professional fees                                                                                      98
   Other                                                                                                  10
                                                                                                    --------
           Total expenses                                                                              2,510
                                                                                                    --------
NET INVESTMENT INCOME                                                                                  7,347
                                                                                                    --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Investments                                                                                     1,051
       Futures transactions                                                                             (123)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                                     5,788
       Futures contracts                                                                                  76
                                                                                                    --------
           Net realized and unrealized gain                                                            6,792
                                                                                                    --------
   Increase in net assets resulting from operations                                                 $ 14,139
                                                                                                    ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

------------------------------------------------------------------------------------------------------------
                                                                                      2016              2015
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                          $  7,347          $  6,588
   Net realized gain on investments                                                  1,051               538
   Net realized loss on futures transactions                                          (123)                -
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                   5,788             7,330
       Futures contracts                                                                76                 -
                                                                                  --------------------------
       Increase in net assets resulting from operations                             14,139            14,456
                                                                                  --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                            (7,796)           (5,817)
                                                                                  --------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                        85,967            83,146
   Reinvested dividends                                                              7,346             5,459
   Cost of shares redeemed                                                         (55,503)          (35,508)
                                                                                  --------------------------
       Increase in net assets from capital share transactions                       37,810            53,097
                                                                                  --------------------------
   Net increase in net assets                                                       44,153            61,736

NET ASSETS
   Beginning of year                                                               283,181           221,445
                                                                                  --------------------------
   End of year                                                                    $327,334          $283,181
                                                                                  ==========================
Accumulated undistributed net investment income:
   End of year                                                                    $  1,301          $  1,750
                                                                                  ==========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                       4,990             4,803
   Shares issued for dividends reinvested                                              428               317
   Shares redeemed                                                                  (3,221)           (2,052)
                                                                                  --------------------------
       Increase in shares outstanding                                                2,197             3,068
                                                                                  ==========================

See accompanying notes to financial statements.

================================================================================

44  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Fund qualifies as a registered investment company under
Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Growth and Tax Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

A.  SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
    established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    meetings to review prior actions taken by the Committee and USAA Asset
    Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the
    New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain equity securities traded in inactive markets generally are categorized in Level
        2 of the fair value hierarchy.

    2.  Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    3.  Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    4.  Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board.
        The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's

================================================================================

46  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

        judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
        Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    5.  In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B.  FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted)
    in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
    The valuation of securities falling in the Level 3 category are primarily supported by the value being derived based upon information regarding the values used for tax valuation and reporting purposes. However, these securities are included in the Level 3 category due to limited market transparency, and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C.  DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options,

================================================================================

48  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2016, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses.
    When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2016*
    (IN THOUSANDS)

                                   ASSET DERIVATIVES               LIABILITY DERIVATIVES
    ----------------------------------------------------------------------------------------
                             STATEMENT OF                         STATEMENT OF
    DERIVATIVES NOT          ASSETS AND                           ASSETS AND
    ACCOUNTED FOR AS         LIABILITIES                          LIABILITIES
    HEDGING INSTRUMENTS      LOCATION             FAIR VALUE      LOCATION        FAIR VALUE
    ----------------------------------------------------------------------------------------
    Equity contracts         Net unrealized          $76**                            $-
                             appreciation of
                             investments and
                             futures contracts
    ----------------------------------------------------------------------------------------

     *  For open derivative instruments as of May 31, 2016, see the Portfolio of
        Investments, which also is indicative of activity for the year ended
        May 31, 2016.

    **  Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE
    YEAR ENDED MAY 31, 2016
    (IN THOUSANDS)

                                                                                       CHANGE IN
                                                                                       UNREALIZED
    DERIVATIVES NOT                                                                    APPRECIATION/
    ACCOUNTED FOR AS          STATEMENT OF OPERATIONS       REALIZED GAIN (LOSS)       (DEPRECIATION)
    HEDGING INSTRUMENTS       LOCATION                      ON DERIVATIVES             ON DERIVATIVES
    -------------------------------------------------------------------------------------------------
    Equity contracts          Net realized gain (loss)            $(123)                    $76
                              on Futures transactions /
                              Change in net unrealized
                              appreciation/(depreciation)
                              of Futures contracts
    -------------------------------------------------------------------------------------------------

D.  FEDERAL TAXES - The Fund's policy is to comply with the requirements of the
    Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E.  INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis.
    Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery
    and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its

================================================================================

50  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

G.  EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May
    31, 2016, there were no custodian and other bank credits.

H.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The
    Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended May 31, 2016, the Fund paid CAPCO facility fees of $2,000, which represents 0.4% of the total fees paid to CAPCO by the USAA Funds. The
Fund had no borrowings under this agreement during the year ended May 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.
generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended May 31, 2016, and
2015, was as follows:

                                                       2016              2015
                                                    ----------------------------
Ordinary income*                                    $2,153,000        $1,884,000
Tax-exempt income                                    5,643,000         3,933,000
                                                    ----------        ----------
     Total distributions paid                       $7,796,000        $5,817,000
                                                    ==========        ==========

As of May 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                     $  1,054,000
Undistributed ordinary income*                                           386,000
Accumulated capital and other losses                                 (13,730,000)
Unrealized appreciation of investments                                76,616,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

52  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended May 31, 2016, the Fund utilized capital loss carryforwards of
$1,160,000, to offset capital gains. At May 31, 2016, the Fund had pre-
enactment capital loss carryforwards of $13,730,000 and no post-enactment capital loss carryforwards, for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire between 2017 and 2018, as shown below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

                   PRE-ENACTMENT CAPITAL LOSS CARRYFORWARDS
                   ----------------------------------------
                    EXPIRES                       BALANCE
                   ---------                    -----------
                     2017                       $ 2,198,000
                     2018                        11,532,000
                                                -----------
                                Total           $13,730,000
                                                ===========

For the year ended May 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the
Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2016, were $61,557,000 and
$27,348,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

As of May 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $248,827,000.

Gross unrealized appreciation and depreciation of investments as of May 31,
2016, for federal income tax purposes, were $80,210,000 and $3,594,000, respectively, resulting in net unrealized appreciation of $76,616,000.

(5) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES - The Manager provides investment management services to the
    Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The
    Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The
    Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to
    100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

    The performance adjustment is calculated monthly by comparing the Fund's performance over the performance period to a composite index comprised of
    51% of the Lipper General & Insured Municipal Bond Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper
    General Municipal Bond Funds category, and 49% of the Lipper Large-Cap Core
    Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Large-Cap Core Funds category. The performance period for the Fund consists of

================================================================================

54  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX              ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)            (IN BASIS POINTS)(1)
    -----------------------------------------------------
    +/- 20 to 50                   +/- 4
    +/- 51 to 100                  +/- 5
    +/- 101 and greater            +/- 6

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Composite Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended May 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $1,478,000, which included a 0.01%
    performance adjustment of $28,000.

B.  SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment
    Subadvisory Agreement with Northern Trust Investments, Inc. (NTI), under which NTI directs the investment and reinvestment of the portion of the
    Fund's assets invested in blue chip stocks (as allocated from time to time by the Manager). The Manager (not the Fund) pays NTI a subadvisory fee equal to the greater of a minimum annual fee of $100,000 or a fee at an annual amount of 0.25% on the first $40 million of assets and 0.10% on assets over
    $40 million of the portion of the Fund's average net assets that NTI manages. For the year ended May 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to NTI, of $190,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

C.  ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the
    Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2016, the Fund incurred administration and servicing fees, paid or payable to the
    Manager, of $435,000.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2016, the Fund reimbursed the Manager $8,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder
    Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Prior to June 1, 2015, the annual charge was $25.50 per shareholder account plus out-of-pocket expenses. For the year ended May 31, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $236,000.

E.  UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

56  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                    YEAR ENDED MAY 31,
                                         ------------------------------------------------------------------------
                                             2016            2015             2014            2013           2012
                                         ------------------------------------------------------------------------
Net asset value at beginning of period   $  17.48        $  16.86         $  15.59        $  14.02       $  13.44
                                         ------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .43             .44              .41             .37            .36
  Net realized and unrealized gain            .35             .59             1.26            1.57            .57
                                         ------------------------------------------------------------------------
Total from investment operations              .78            1.03             1.67            1.94            .93
                                         ------------------------------------------------------------------------
Less distributions from:
  Net investment income                      (.47)           (.41)            (.40)           (.37)          (.35)
                                         ------------------------------------------------------------------------
Net asset value at end of period         $  17.79        $  17.48         $  16.86        $  15.59       $  14.02
                                         ========================================================================

Total return (%)*                            4.60            6.16            10.92           14.07           7.11
Net assets at end of period (000)        $327,334        $283,181         $221,445        $188,461       $162,718
Ratios to average net assets:**
  Expenses (%)(a)                             .87             .85              .92             .96            .98
  Net investment income (%)                  2.53            2.63             2.60            2.51           2.65
Portfolio turnover (%)                         10               9                5               5              8

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $290,181,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                -               -             (.00%)(+)       (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

EXPENSE EXAMPLE

May 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2015, through
May 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

58  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical"
is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                   EXPENSES PAID
                                  BEGINNING          ENDING        DURING PERIOD*
                                ACCOUNT VALUE     ACCOUNT VALUE  DECEMBER 1, 2015 -
                               DECEMBER 1, 2015   MAY 31, 2016      MAY 31, 2016
                               ----------------------------------------------------
Actual                            $1,000.00         $1,033.60          $4.52

HYPOTHETICAL
  (5% return before expenses)      1,000.00          1,020.55           4.50

*Expenses are equal to the Fund's annualized expense ratio of 0.89%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 3.36% for the six-month period of December 1, 2015, through
 May 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  59

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the
Fund and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the
Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the
Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the
Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel.
Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees
(Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees,

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60  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

the Board receives and reviews, among other things, information concerning the
Fund's performance and related services provided by the Manager and by the
Subadviser. At the meeting at which the renewal of the Advisory Agreement and
Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund.
However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement
included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the
Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The
Board considered the fees paid to the Manager and the services provided to the
Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

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                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

The Board considered the Manager's management style and the performance of the
Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the
Manager's process for monitoring "best execution," also was considered. The
Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory
Agreement, the Board focused on the experience, resources, and strengths of the
Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and

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62  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

administrative services and the effects of any performance fee adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted
the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The
Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results.
The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the
"performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for one-, three-, five-, and ten-year periods ended December 31, 2015. The
Board also noted that the Fund's percentile performance ranking was in the top
5% of its performance universe for the one- and five-year periods ended December
31, 2015, was in the top 10% of its performance universe for the three-year period ended December 31, 2015, and was in the top 25% of its performance universe for the ten-year period ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the
Board included operating profit margin information for

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees.
The Trustees reviewed the profitability of the Manager's relationship with the
Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the
Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fact that the
Manager pays the Fund's subadvisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the
Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be

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64  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the
Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the
Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The
Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

regulatory and compliance history. The Board also took into account the
Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the
Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length.
For the above reasons, the Board determined that the profitability of the
Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the
Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the
Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the
Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser.
As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2015, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results.
The Board also considered the performance of the Subadviser. The Board noted the
Manager's experience and resources in monitoring the performance, investment style, and risk- adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance.

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66  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the
Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the
USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates.
Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an
Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the Funds' Trustees, you may call (800)
531-USAA (8722) or (210) 531-8722 to request a free copy of the Funds' statement of additional information (SAI).

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68  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present);
Director of USAA Asset Management Company (AMCO) (12/11-present); Director of
USAA Investment Management Company (IMCO) (10/09-present); President, IMCO
(10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA
Shareholder Account Services (SAS) (10/09-present); Senior Vice President of
USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present);
Director of FPS (12/13-present); President and Director of USAA Investment
Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr.
McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research
Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds.
Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an
investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and
Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley
brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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70  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr.
McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since
10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of
Business at Rice University (07/13-present); Associate Professor of Finance at
Jesse H. Jones Graduate School of Business at Rice University (07/01-present);
Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate
School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the
Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1)  Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2)  Member of Executive Committee.
  (3)  Member of Audit and Compliance Committee.
  (4)  Member of Product Management and Distribution Committee.
  (5)  Member of Corporate Governance Committee.
  (6)  Member of Investments Committee.
  (7)  The address for all non-interested trustees is that of the USAA Funds,
       P.O. Box 659430, San Antonio, TX 78265-9430.
  (8)  Dr. Ostdiek has been designated as an Audit and Compliance Committee
       Financial Expert by the Funds' Board.
  (9)  Ms. Hawley has been designated as an Audit and Compliance Committee
       Financial Expert by the Funds' Board.
  (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

72  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment
Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio
Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President,
Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice
President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG
General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel
(11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13);
Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO,
SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA
(11/14-present); Executive Director, Lead Securities Attorney, FASG General
Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr.
Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA
(12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO,
(04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

74  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA
(04/13-present); Director, Institutional Asset Management Compliance, AMCO
(03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO
(06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional
Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at
USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   23403-0716                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                                            [GRAPHIC OF USAA INTERNATIONAL FUND]

 ============================================================

          ANNUAL REPORT
          USAA INTERNATIONAL FUND
          FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
          MAY 31, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AN INVESTMENT PLAN CAN KEEP US FROM MAKING
HASTY PORTFOLIO DECISIONS BASED ON MARKET           [PHOTO OF BROOKS ENGLEHARDT]
TURMOIL, WHILE GIVING US FLEXIBILITY TO TAKE
ADVANTAGE OF ATTRACTIVE OPPORTUNITIES WHEN
THEY ARISE."

--------------------------------------------------------------------------------

JULY 2016

Global equity markets were volatile during the reporting period ended May 31,
2016. Concerns about the global economy--especially worries about China's growth and the potential "Brexit"--fueled the turmoil. Global stocks sold off in August to September 2015 and then again during the first six weeks of 2016. Both declines were followed by strong rallies. By the end of the reporting period, the broad U.S. stock market had generated a modest gain, but non-U.S. stocks stayed in negative territory.

U.S. stocks were able to recover their losses, in our opinion, because the U.S.
economy continued to grow (albeit slowly) and U.S. employers continued to add jobs. Market participants may have believed there was little chance of a recession in the near term. We remain cautious about the U.S. economic outlook at the time of this writing. Overall, in 2016, we expect the economy to continue running low and slow, with the weak 0.8% growth recorded in the first quarter of
2016 supporting this assessment.

Surprisingly, despite the disappointing economic data, investors were able to shrug off news of bad earnings during the reporting period. In the first quarter of 2016, companies comprising the S&P 500(R) Index suffered their fourth consecutive quarter of year-over-year earnings declines. Some commentators argued that the news was not that dismal if you factored out energy and metals and mining companies. At USAA Investments, we take the data as it is, not as we would prefer it to be. Indeed, we anticipate that corporate earnings will decline again in the second quarter of 2016. We also expect that revenues will continue to fall. To compensate for this, many companies have cut operating costs, reduced capital spending, and bought back their shares. However, we think they may have extracted most of what they can with these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Meanwhile, the Federal Reserve (the Fed) started raising interest rates during the reporting period, lifting the federal funds target rate by 0.25% in December
2015. At the same time, Fed policymakers mentioned that four

================================================================================

================================================================================

interest rate increases were likely for 2016. They subsequently cut this projection to two interest rate increases, largely because of global market turmoil and weaker-than-expected U.S. economic data during the first quarter of
2016. In early June 2016, after a disappointing employment rate, investors appeared to dial back expectations further, pricing in just a single interest rate increase in 2016. At USAA Investments, we have believed for some time that
Fed policymakers are unlikely to raise interest rates rapidly because they do not want to jeopardize U.S. economic growth. We continue to believe one or two interest rate increases are likely in 2016. While there is a chance that inflation measures may turn higher, we believe those pressures are likely to be temporary.

Looking ahead, we expect market turbulence to continue. In volatile times, it can be a challenge to find investments that provide adequate compensation relative to the risk assumed. This is one reason we should all have an investment plan. An investment plan can help us stay focused on what is most important--our objectives, time horizon, and risk tolerance. An investment plan can keep us from making hasty portfolio decisions based on market turmoil, while giving us flexibility to take advantage of attractive opportunities when they arise. Time horizon is critical. After all, dramatic price movements like those seen during the reporting period can smooth into smaller dips in the long term.
If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead we will continue monitoring market conditions, global events, economic trends, Fed monetary policy, and other factors that could potentially affect your investments. We remain committed to providing you with our best advice, top-notch service, and a variety of mutual funds. At USAA Investments, we look forward to continuing to help you with your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities markets. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

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FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            8

FINANCIAL INFORMATION

    Distributions to Shareholders                                             16

    Report of Independent Registered
      Public Accounting Firm                                                  17

    Portfolio of Investments                                                  18

    Notes to Portfolio of Investments                                         41

    Financial Statements                                                      43

    Notes to Financial Statements                                             47

EXPENSE EXAMPLE                                                               67

ADVISORY AGREEMENT(S)                                                         69

TRUSTEES' AND OFFICERS' INFORMATION                                           77

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

207233-0716

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================================================================================

FUND OBJECTIVE

THE USAA INTERNATIONAL FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of foreign (including emerging markets) companies. The "equity securities" in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks, including rights and warrants.

The Fund will normally invest its assets in investments that are tied economically to a number of countries throughout the world. However, the Fund may invest a large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.
The Fund may invest in companies of any size, including mid- and small-cap companies. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors also may be considered.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

MFS Investment Management                                Lazard Asset Management
    MARCUS L. SMITH                                          PAUL MOGHTADER, CFA
    DANIEL LING                                              TARA IVANENKO, CFA
    FILIPE M.G. BENZINHO                                     CIPRIAN MARIN
                                                             CRAIG SCHOLL, CFA
                                                             SUSANNE WILLUMSEN
Wellington Management Company LLP
    JAMES H. SHAKIN, CFA
    ANDREW M. CORRY, CFA

--------------------------------------------------------------------------------

o   PLEASE REVIEW MARKET CONDITIONS OVER THE REPORTING PERIOD.

    The early part of the reporting period ended May 31, 2016, was dominated by speculation over both Federal Reserve (the Fed) policy and China's growth outlook, against a continued backdrop of elevated geopolitical uncertainty.
    The Fed, which had appeared on the verge of an interest rate increase cycle for several quarters, was given pause by a deterioration in economic conditions globally. Concerns continued to mount over the ability of China to maintain acceptable growth levels as it transitioned to a more balanced economic model. In August 2015, the Chinese government devalued their currency, the renminbi, leading to fears of a potential global currency war.
    Oil and other commodities continued their decline, putting further pressure on the financial stability of a number of emerging markets.

    As 2015 ended, markets took a favorable view as the Fed increased interest rates for the first time in nine years on the back of a strengthening U.S.
    employment picture. However, global risk sentiment declined entering 2016 due to an increase in concerns about China. Specifically, weak manufacturing data spurred a dip in Chinese equities that led to a suspension in trading.
    Other global equity markets dropped in sympathy.

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2  | USAA INTERNATIONAL FUND

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    As January 2016 progressed, oil prices fell, dropping below $30 per barrel and adding to concerns over global growth and stability conditions. Against this backdrop, expectations with respect to the Fed's next interest rate increase were extended, even as central banks overseas were engaged in further efforts to stimulate their economies.

    Mid-February 2016 saw oil prices begin what would ultimately be a rebound of roughly 50% off their recent lows, helping to stabilize risk sentiment and triggering a rally in global equities that trimmed some of the losses experienced earlier in overseas markets.

o   HOW DID THE USAA INTERNATIONAL FUND (THE FUND) PERFORM DURING THE REPORTING
    PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and
    Adviser Shares. For the reporting period ended May 31, 2016, the Fund
    Shares, Institutional Shares, and Adviser Shares had a total return of
    -9.75%, -9.61%, and -9.94%, respectively. This compares to returns of -9.49%
    for the Lipper International Funds Index and -9.68% for the MSCI EAFE Index
    (the Index).

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Lazard Asset Management (Lazard), MFS Investment Management
    (MFS), and Wellington Management Company LLP (Wellington Management) are the
    subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

    Refer to page 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    You will find a complete list of securities that the Fund owns on pages
    18-40.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   WHAT WERE THE PRINCIPAL FACTORS IN LAZARD'S PERFORMANCE RELATIVE TO THE
    INDEX?

    Stock selection versus the Index detracted from performance in the Lazard portion of the portfolio during the reporting period. Holdings within industrials, information technology, and health care were the primary drivers of the performance shortfall. Energy and telecommunication services holdings contributed positively to performance. On a regional basis, underperformance in Japan more than offset positive relative results in the
    United Kingdom, Israel, and Switzerland.

    Individual positions which contributed positively to performance in the Lazard portion of the portfolio included Australian generic drug manufacturer Blackmores Ltd. (Blackmores)*, which benefited from the weak Australian dollar and saw its shares rally as its leading competitor experienced a large recall. Blackmores also acquired Global Therapeutics in China, giving them broader access to that market. Unibet Group plc, the Swedish on-line gaming company, rallied as revenue increased over
    60% in the past year. Share repurchases and an 8-for-1 stock split also helped boost the share price. Genmab A/S*, the Danish biotech company, has been a leader in the development of antibodies for cancer and relapsing multiple sclerosis. Clinical data has been positive, and this continues to provide a lift to the stock.

    Detractors during the reporting period included Italian engineering concern
    Astaldi S.p.A*, which sold off sharply as concerns over their high debt load took hold. A delay in the proposed sale of their concession business also concerned investors. Kaken Pharmaceutical Co., Ltd.* declined as their U.S.
    drug sales were impacted negatively by the controversy surrounding their distribution partner, Valeant Pharmaceuticals International, Inc.* A position in Bolsas y Mercados Espanoles, SHMSF, S.A. was sold, as the
    Spanish investment bank has struggled with top line growth. Analysts have turned negative on the

    *Blackmores Ltd., Genmab A/S, Astaldi S.p.A, and Kaken Pharmaceutical Co.,
    Ltd., were sold out of the Fund prior to May 31, 2016.

================================================================================

4  | USAA INTERNATIONAL FUND

================================================================================

    company's ability to grow its net income, as it already operates with some of the best margins in the industry.

    Lazard believes that small-cap international stocks present an attractive long-term investment opportunity. While the portfolio's recent performance has lagged, Lazard continues to believe that a balanced stock selection process managed within the context of a carefully constructed, risk controlled portfolio is the best method for exploiting the inefficiencies and behavioral biases that exist in small-cap stocks.

o   WHAT WERE THE PRINCIPAL FACTORS IN MFS'S PERFORMANCE RELATIVE TO THE INDEX?

    The MFS portion of the portfolio slightly lagged the Index for the reporting period. Stock selection in the health care sector detracted from relative performance. Most notably, an out-of-benchmark position in Canada-based pharmaceutical company Valeant Pharmaceuticals International, Inc.* and a position in German pharmaceutical giant Bayer AG weighed on relative results in this sector. Stock selection in industrial goods & services also detracted, with U.K.-based aerospace and defense company Rolls-Royce
    Holdings plc the leading detractor. A performance shortfall in retailing was driven in part by an out-of-benchmark position in Global Brands Group
    Holding Ltd., owner of such brands as Calvin Klein and Under Armor. An underweight allocation to the defensive utilities & communications sector further dampened relative results. Finally, the Fund's relative currency exposure, which is driven by individual stock selection decisions, weighed on its relative performance.

    Conversely, the most significant positive contributors to performance included strong security selection in the technology and special products &
    services sectors. Within technology, performance was led by Taiwan
    Semiconductor Manufacturing Co. Ltd. ADR and German enterprise software giant SAP SE, while U.K.-based food services provider Compass Group plc was a standout within special products & services.

    *Valeant Pharmaceuticals International, Inc., was sold out of the Fund prior to May 31, 2016.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    An overweight position in the consumer staples sector also supported relative performance. The leading individual contributor to performance for the reporting period was a position in Japanese medical device manufacturer
    Terumo Corp.

    MFS continues to favor consumer staples companies with strong brands, pricing power, and diverse geographical footprints. Technology is another area of focus, where MFS has significant exposure to companies positioned to benefit from an increased penetration of smartphones, tablets, and cloud computing, on a global basis. Through a focus on reasonably valued companies with sustainable, above-average growth prospects, MFS believes the portfolio remains well positioned to weather a wide range of economic, market, and currency environments.

o   WHAT WERE THE PRINCIPAL FACTORS IN WELLINGTON MANAGEMENT'S PERFORMANCE
    RELATIVE TO THE INDEX?

    For the reporting period, the Wellington Management portion of the Fund outperformed the Index. Outperformance during the reporting period was largely a result of positive security selection, driven by strong selection in the materials, consumer discretionary, information technology, and health care sectors. Partially offsetting these positive contributions to relative performance was weak stock selection within the financials sector. From a regional perspective, investments in Europe, excluding the United Kingdom,
    Japan, and Canada, added the most value on a relative basis, while an underweight allocation to Asia, excluding Japan, detracted from relative results. Sector allocation, a fallout of Wellington Management's stock selection process, also contributed modestly to relative performance during the reporting period, driven primarily by overweight allocations to the strong-performing information technology and energy sectors, as well as an underweight allocation to the lagging financials sector. Partially offsetting these positive results was an underweight allocation to the strong-performing consumer staples sector.

================================================================================

6  | USAA INTERNATIONAL FUND

================================================================================

    Top individual contributors to relative performance during the reporting period included out-of-benchmark positions in Kinross Gold Corp., a Canadian gold mining and exploration company; SCREEN Holdings Co., Ltd., a Japanese semiconductor manufacturer; and Resolute Mining Ltd., an Australia-based company engaged in gold mining and exploration. Conversely, European banks were a source of weakness in the portfolio, with top individual detractors including UniCredit S.p.A (Italy), Banco Popular Espanol S.A. (Spain), and
    Standard Chartered plc (United Kingdom).

    At the end of the reporting period, the Wellington Management portion of the
    Fund maintained overweight allocations to the information technology, energy, and materials sectors. The portfolio was most underweight in the consumer staples, health care, and utilities sectors. On a regional basis,
    Wellington Management maintained an overweight to Japan, at the expense of underweight allocations to Europe.

    Thank you for allowing us to help you manage your investments.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the
    United States. Foreign securities may also be subject to foreign taxes.
    Investments made in emerging market countries may be particularly volatile.
    Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  7

================================================================================

INVESTMENT OVERVIEW

USAA INTERNATIONAL FUND SHARES (FUND SHARES)
(Ticker Symbol: USIFX)

--------------------------------------------------------------------------------
                                        5/31/16                      5/31/15
--------------------------------------------------------------------------------
Net Assets                           $1.4 Billion                 $2.0 Billion
Net Asset Value Per Share               $26.40                       $30.90

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
   1 YEAR                               5 YEARS                      10 YEARS
   -9.75%                                2.53%                         3.75%

--------------------------------------------------------------------------------
                            EXPENSE RATIO AS OF 5/31/15*
--------------------------------------------------------------------------------
                                        1.12%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

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8  | USAA INTERNATIONAL FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       USAA INTERNATIONAL            LIPPER INTERNATIONAL            MSCI EAFE
                          FUND SHARES                    FUNDS INDEX                   INDEX
05/31/06                   $10,000.00                   $10,000.00                   $10,000.00
06/30/06                    10,066.00                     9,951.60                     9,999.34
07/31/06                    10,283.00                    10,040.14                    10,098.32
08/31/06                    10,639.00                    10,315.43                    10,375.97
09/30/06                    10,658.00                    10,368.07                    10,392.01
10/31/06                    10,875.00                    10,744.34                    10,796.20
11/30/06                    11,188.00                    11,108.27                    11,118.84
12/31/06                    11,503.00                    11,462.24                    11,467.89
01/31/07                    11,750.00                    11,566.94                    11,545.49
02/28/07                    11,695.00                    11,550.65                    11,638.65
03/31/07                    11,903.00                    11,887.31                    11,935.32
04/30/07                    12,312.00                    12,371.24                    12,465.38
05/31/07                    12,504.00                    12,737.23                    12,684.10
06/30/07                    12,517.00                    12,777.62                    12,699.59
07/31/07                    12,219.00                    12,605.76                    12,512.56
08/31/07                    12,278.00                    12,480.63                    12,317.02
09/30/07                    12,747.00                    13,226.87                    12,975.98
10/31/07                    13,113.00                    13,880.82                    13,485.82
11/30/07                    12,768.00                    13,305.69                    13,042.36
12/31/07                    12,519.00                    13,095.09                    12,748.81
01/31/08                    11,615.00                    11,986.53                    11,571.09
02/29/08                    11,748.00                    12,006.10                    11,736.87
03/31/08                    11,866.00                    11,861.19                    11,613.38
04/30/08                    12,400.00                    12,539.27                    12,243.73
05/31/08                    12,665.00                    12,727.06                    12,362.96
06/30/08                    11,593.00                    11,635.25                    11,351.81
07/31/08                    11,269.00                    11,230.79                    10,987.48
08/31/08                    10,890.00                    10,778.82                    10,542.22
09/30/08                     9,768.00                     9,358.86                     9,017.92
10/31/08                     8,066.00                     7,388.26                     7,198.26
11/30/08                     7,450.00                     6,907.74                     6,809.19
12/31/08                     8,106.00                     7,382.42                     7,218.57
01/31/09                     7,193.00                     6,631.09                     6,510.19
02/28/09                     6,542.00                     6,022.61                     5,842.29
03/31/09                     7,045.00                     6,469.84                     6,212.55
04/30/09                     7,659.00                     7,270.81                     7,008.01
05/31/09                     8,571.00                     8,256.30                     7,837.10
06/30/09                     8,438.00                     8,128.66                     7,792.53
07/31/09                     9,370.00                     8,946.97                     8,503.99
08/31/09                     9,684.00                     9,270.63                     8,966.26
09/30/09                    10,202.00                     9,738.00                     9,309.56
10/31/09                    10,031.00                     9,470.53                     9,193.23
11/30/09                    10,459.00                     9,816.32                     9,377.29
12/31/09                    10,735.00                     9,988.09                     9,512.35
01/31/10                    10,182.00                     9,505.65                     9,093.26
02/28/10                    10,182.00                     9,555.99                     9,030.92
03/31/10                    10,816.00                    10,176.34                     9,594.66
04/30/10                    10,639.00                    10,060.02                     9,421.05
05/31/10                     9,466.00                     9,017.93                     8,355.38
06/30/10                     9,466.00                     8,900.49                     8,253.91
07/31/10                    10,345.00                     9,710.49                     9,036.62
08/31/10                     9,961.00                     9,383.90                     8,756.04
09/30/10                    10,989.00                    10,322.30                     9,614.02
10/31/10                    11,446.00                    10,699.82                     9,961.36
11/30/10                    10,936.00                    10,308.21                     9,481.77
12/31/10                    11,794.00                    11,090.05                    10,249.56
01/31/11                    11,915.00                    11,251.92                    10,491.42
02/28/11                    12,226.00                    11,568.91                    10,837.34
03/31/11                    12,153.00                    11,455.03                    10,594.46
04/30/11                    13,065.00                    12,060.60                    11,227.73
05/31/11                    12,750.00                    11,709.61                    10,896.01
06/30/11                    12,589.00                    11,504.26                    10,759.58
07/31/11                    12,400.00                    11,293.84                    10,588.48
08/31/11                    11,285.00                    10,296.39                     9,632.45
09/30/11                    10,034.00                     9,091.55                     8,714.59
10/31/11                    11,178.00                    10,016.53                     9,554.86
11/30/11                    10,878.00                     9,731.69                     9,091.33
12/31/11                    10,637.00                     9,483.92                     9,005.15
01/31/12                    11,292.00                    10,116.06                     9,485.53
02/29/12                    11,912.00                    10,680.16                    10,029.79
03/31/12                    12,123.00                    10,675.08                     9,983.18
04/30/12                    11,936.00                    10,493.62                     9,787.78
05/31/12                    10,623.00                     9,409.03                     8,664.01
06/30/12                    11,277.00                     9,941.57                     9,271.46
07/31/12                    11,336.00                    10,040.19                     9,376.61
08/31/12                    11,617.00                    10,329.47                     9,628.43
09/30/12                    11,976.00                    10,645.79                     9,913.25
10/31/12                    12,099.00                    10,719.70                     9,995.75
11/30/12                    12,419.00                    10,952.88                    10,237.30
12/31/12                    12,985.00                    11,352.64                    10,564.57
01/31/13                    13,418.00                    11,817.84                    11,121.83
02/28/13                    13,343.00                    11,672.86                    11,016.33
03/31/13                    13,383.00                    11,790.06                    11,106.79
04/30/13                    13,667.00                    12,224.29                    11,685.51
05/31/13                    13,593.00                    12,106.74                    11,403.34
06/30/13                    13,174.00                    11,724.27                    10,998.20
07/31/13                    13,926.00                    12,370.57                    11,578.56
08/31/13                    13,623.00                    12,149.51                    11,425.40
09/30/13                    14,524.00                    12,978.41                    12,270.06
10/31/13                    14,883.00                    13,391.40                    12,682.62
11/30/13                    15,097.00                    13,521.14                    12,779.75
12/31/13                    15,325.00                    13,762.29                    12,970.97
01/31/14                    14,451.00                    13,157.90                    12,448.68
02/28/14                    15,270.00                    13,881.55                    13,140.73
03/31/14                    15,144.00                    13,820.72                    13,056.98
04/30/14                    15,426.00                    13,963.64                    13,245.73
05/31/14                    15,697.00                    14,197.77                    13,460.85
06/30/14                    15,742.00                    14,335.91                    13,590.64
07/31/14                    15,280.00                    13,976.87                    13,323.54
08/31/14                    15,396.00                    14,064.69                    13,303.47
09/30/14                    15,004.00                    13,549.38                    12,792.08
10/31/14                    14,823.00                    13,471.32                    12,606.34
11/30/14                    15,180.00                    13,645.94                    12,777.81
12/31/14                    14,546.00                    13,179.54                    12,335.17
01/31/15                    14,711.00                    13,251.12                    12,395.47
02/28/15                    15,582.00                    13,991.43                    13,136.48
03/31/15                    15,416.00                    13,847.59                    12,936.93
04/30/15                    16,043.00                    14,348.17                    13,465.13
05/31/15                    16,006.00                    14,376.60                    13,396.20
06/30/15                    15,530.00                    14,003.60                    13,016.64
07/31/15                    15,820.00                    14,095.01                    13,286.91
08/31/15                    14,654.00                    13,121.50                    12,309.49
09/30/15                    14,136.00                    12,538.84                    11,684.46
10/31/15                    14,996.00                    13,381.61                    12,597.83
11/30/15                    14,877.00                    13,266.86                    12,401.85
12/31/15                    14,626.00                    13,003.25                    12,234.75
01/31/16                    13,713.00                    12,223.59                    11,350.00
02/29/16                    13,335.00                    11,981.88                    11,142.06
03/31/16                    14,221.00                    12,797.39                    11,867.05
04/30/16                    14,446.00                    13,041.20                    12,210.61
05/31/16                    14,446.00                    13,011.81                    12,099.69

                                   [END CHART]

                       Data from 5/31/06 through 5/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund Shares to the following benchmarks:

o   The unmanaged Lipper International Funds Index tracks the total return performance of the 30 largest funds within the Lipper International Funds category.

o   The unmanaged MSCI EAFE Index reflects the movements of stock markets in
    Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper International Funds Index reflects the fees and expenses of the underlying funds included in the composite.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA INTERNATIONAL FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIIFX)

--------------------------------------------------------------------------------
                                        5/31/16                      5/31/15
--------------------------------------------------------------------------------
Net Assets                           $2.0 Billion                 $1.7 Billion
Net Asset Value Per Share               $26.34                       $30.82

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
    1 YEAR                    5 YEARS                 SINCE INCEPTION 8/01/08
    -9.61%                     2.70%                         3.67%

--------------------------------------------------------------------------------
                            EXPENSE RATIO AS OF 5/31/15*
--------------------------------------------------------------------------------
                                        0.99%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies.
Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

10  | USAA INTERNATIONAL FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                  USAA
                           INTERNATIONAL FUND         LIPPER INTERNATIONAL              MSCI EAFE
                          INSTITUTIONAL SHARES            FUNDS INDEX                     INDEX
07/31/08                      $10,000.00                   $10,000.00                  $10,000.00
08/31/08                        9,823.05                     9,597.57                    9,594.76
09/30/08                        8,810.70                     8,333.22                    8,207.46
10/31/08                        7,275.72                     6,578.58                    6,551.33
11/30/08                        6,720.16                     6,150.72                    6,197.23
12/31/08                        7,311.08                     6,573.37                    6,569.82
01/31/09                        6,494.44                     5,904.38                    5,925.10
02/28/09                        5,909.89                     5,362.59                    5,317.23
03/31/09                        6,369.79                     5,760.81                    5,654.21
04/30/09                        6,924.25                     6,474.00                    6,378.18
05/31/09                        7,753.78                     7,351.49                    7,132.76
06/30/09                        7,633.44                     7,237.83                    7,092.19
07/31/09                        8,480.16                     7,966.47                    7,739.72
08/31/09                        8,763.84                     8,254.66                    8,160.43
09/30/09                        9,240.93                     8,670.81                    8,472.88
10/31/09                        9,086.19                     8,432.65                    8,367.01
11/30/09                        9,477.32                     8,740.54                    8,534.53
12/31/09                        9,730.40                     8,893.49                    8,657.45
01/31/10                        9,229.06                     8,463.92                    8,276.03
02/28/10                        9,233.42                     8,508.74                    8,219.29
03/31/10                        9,813.23                     9,061.11                    8,732.36
04/30/10                        9,651.93                     8,957.53                    8,574.36
05/31/10                        8,592.57                     8,029.65                    7,604.46
06/30/10                        8,596.93                     7,925.08                    7,512.11
07/31/10                        9,399.08                     8,646.32                    8,224.47
08/31/10                        9,050.32                     8,355.51                    7,969.11
09/30/10                        9,987.61                     9,191.07                    8,749.98
10/31/10                       10,406.13                     9,527.22                    9,066.10
11/30/10                        9,948.38                     9,178.53                    8,629.62
12/31/10                       10,725.11                     9,874.69                    9,328.41
01/31/11                       10,839.87                    10,018.81                    9,548.53
02/28/11                       11,126.75                    10,301.06                    9,863.36
03/31/11                       11,060.55                    10,199.66                    9,642.31
04/30/11                       11,890.31                    10,738.87                   10,218.67
05/31/11                       11,612.25                    10,426.35                    9,916.76
06/30/11                       11,466.60                    10,243.50                    9,792.59
07/31/11                       11,298.89                    10,056.14                    9,636.86
08/31/11                       10,283.75                     9,168.00                    8,766.75
09/30/11                        9,145.04                     8,095.20                    7,931.39
10/31/11                       10,191.06                     8,918.81                    8,696.14
11/30/11                        9,913.01                     8,665.19                    8,274.27
12/31/11                        9,699.46                     8,444.57                    8,195.83
01/31/12                       10,296.70                     9,007.43                    8,633.04
02/29/12                       10,866.99                     9,509.72                    9,128.38
03/31/12                       11,055.59                     9,505.19                    9,085.97
04/30/12                       10,889.44                     9,343.62                    8,908.12
05/31/12                        9,694.97                     8,377.89                    7,885.35
06/30/12                       10,292.21                     8,852.07                    8,438.21
07/31/12                       10,350.58                     8,939.88                    8,533.91
08/31/12                       10,606.54                     9,197.45                    8,763.09
09/30/12                       10,934.35                     9,479.11                    9,022.31
10/31/12                       11,046.61                     9,544.92                    9,097.40
11/30/12                       11,342.98                     9,752.54                    9,317.24
12/31/12                       11,860.98                    10,108.50                    9,615.10
01/31/13                       12,262.74                    10,522.72                   10,122.28
02/28/13                       12,194.26                    10,393.62                   10,026.26
03/31/13                       12,235.35                    10,497.98                   10,110.34
04/30/13                       12,495.58                    10,884.62                   10,635.30
05/31/13                       12,427.10                    10,779.95                   10,378.49
06/30/13                       12,043.60                    10,439.40                   10,009.75
07/31/13                       12,737.55                    11,014.87                   10,537.96
08/31/13                       12,463.62                    10,818.04                   10,398.57
09/30/13                       13,285.40                    11,556.10                   11,167.31
10/31/13                       13,618.67                    11,923.83                   11,542.80
11/30/13                       13,810.42                    12,039.35                   11,631.19
12/31/13                       14,025.60                    12,254.07                   11,805.23
01/31/14                       13,223.34                    11,715.92                   11,329.88
02/28/14                       13,979.49                    12,360.27                   11,959.74
03/31/14                       13,864.22                    12,306.10                   11,883.51
04/30/14                       14,122.42                    12,433.36                   12,055.30
05/31/14                       14,371.39                    12,641.83                   12,251.08
06/30/14                       14,412.89                    12,764.83                   12,369.21
07/31/14                       13,993.32                    12,445.13                   12,126.12
08/31/14                       14,099.37                    12,523.34                   12,107.46
09/30/14                       13,744.35                    12,064.50                   11,642.42
10/31/14                       13,582.97                    11,994.99                   11,473.37
11/30/14                       13,905.72                    12,150.48                   11,629.43
12/31/14                       13,327.16                    11,735.19                   11,226.57
01/31/15                       13,484.28                    11,798.92                   11,281.45
02/28/15                       14,279.44                    12,458.10                   11,955.87
03/31/15                       14,131.84                    12,330.02                   11,774.25
04/30/15                       14,707.96                    12,775.75                   12,254.98
05/31/15                       14,674.64                    12,801.06                   12,192.25
06/30/15                       14,241.35                    12,468.94                   11,846.80
07/31/15                       14,507.99                    12,550.33                   12,092.78
08/31/15                       13,441.43                    11,683.51                   11,203.20
09/30/15                       12,965.29                    11,164.70                   10,634.35
10/31/15                       13,755.68                    11,915.11                   11,465.63
11/30/15                       13,646.18                    11,812.93                   11,287.26
12/31/15                       13,420.00                    11,578.21                   11,135.17
01/31/16                       12,579.00                    10,883.99                   10,329.94
02/29/16                       12,237.00                    10,668.78                   10,140.69
03/31/16                       13,053.00                    11,394.92                   10,800.52
04/30/16                       13,259.00                    11,612.00                   11,113.21
05/31/16                       13,264.00                    11,585.84                   11,012.25

                                   [END CHART]

                       Data from 7/31/08 through 5/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund Institutional Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper International Funds Index reflects the fees and expenses of the underlying funds included in the composite.

*The performance of the Lipper International Funds Index and the MSCI EAFE
Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a
slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA INTERNATIONAL FUND ADVISER SHARES
(ADVISER SHARES) (Ticker Symbol: UAIFX)

--------------------------------------------------------------------------------
                                        5/31/16                      5/31/15
--------------------------------------------------------------------------------
Net Assets                           $6.4 Million                 $7.5 Million
Net Asset Value Per Share               $26.31                       $30.77

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
    1 YEAR                  5 YEARS                    SINCE INCEPTION 8/01/10
    -9.94%                   2.21%                             5.03%

--------------------------------------------------------------------------------
                        EXPENSE RATIOS AS OF 5/31/15*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        1.51%           AFTER REIMBURSEMENT      1.35%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management
Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.35% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2016.
If the total annual operating expense ratio of the Adviser Shares is lower than
1.35%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial
Highlights, which excludes acquired fund fees and expenses. Prior to October
1, 2015, the expense limitation was 1.40% of the Adviser Shares' net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

12  | USAA INTERNATIONAL FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                             LIPPER                                                 USAA
                       INTERNATIONAL FUNDS             MSCI EAFE              INTERNATIONAL FUND
                             INDEX                       INDEX                  ADVISER SHARES
07/31/10                   $10,000.00                  $10,000.00                 $10,000.00
08/31/10                     9,663.67                    9,689.52                   9,345.96
09/30/10                    10,630.04                   10,638.96                  10,311.23
10/31/10                    11,018.82                   11,023.33                  10,735.23
11/30/10                    10,615.53                   10,492.61                  10,257.10
12/31/10                    11,420.69                   11,342.26                  11,055.63
01/31/11                    11,587.38                   11,609.90                  11,164.83
02/28/11                    11,913.82                   11,992.70                  11,456.00
03/31/11                    11,796.54                   11,723.92                  11,383.21
04/30/11                    12,420.17                   12,424.71                  12,229.44
05/31/11                    12,058.72                   12,057.62                  11,933.72
06/30/11                    11,847.24                   11,906.65                  11,783.58
07/31/11                    11,630.55                   11,717.31                  11,597.04
08/31/11                    10,603.36                   10,659.35                  10,555.17
09/30/11                     9,362.60                    9,643.65                   9,381.37
10/31/11                    10,315.16                   10,573.50                  10,445.98
11/30/11                    10,021.82                   10,060.55                  10,159.35
12/31/11                     9,766.67                    9,965.17                   9,936.22
01/31/12                    10,417.66                   10,496.77                  10,543.43
02/29/12                    10,998.58                   11,099.05                  11,123.04
03/31/12                    10,993.34                   11,047.48                  11,311.65
04/30/12                    10,806.48                   10,831.24                  11,136.85
05/31/12                     9,689.55                    9,587.68                   9,908.62
06/30/12                    10,237.97                   10,259.88                  10,515.83
07/31/12                    10,339.53                   10,376.24                  10,571.03
08/31/12                    10,637.43                   10,654.90                  10,824.04
09/30/12                    10,963.18                   10,970.09                  11,155.25
10/31/12                    11,039.29                   11,061.38                  11,265.65
11/30/12                    11,279.42                   11,328.69                  11,560.05
12/31/12                    11,691.11                   11,690.85                  12,085.40
01/31/13                    12,170.17                   12,307.51                  12,485.46
02/28/13                    12,020.87                   12,190.77                  12,411.03
03/31/13                    12,141.56                   12,293.00                  12,448.24
04/30/13                    12,588.74                   12,931.29                  12,708.74
05/31/13                    12,467.68                   12,619.03                  12,634.32
06/30/13                    12,073.82                   12,170.70                  12,238.91
07/31/13                    12,739.38                   12,812.94                  12,936.68
08/31/13                    12,511.73                   12,643.45                  12,652.92
09/30/13                    13,365.34                   13,578.15                  13,485.60
10/31/13                    13,790.65                   14,034.70                  13,815.88
11/30/13                    13,924.25                   14,142.18                  14,001.95
12/31/13                    14,172.60                   14,353.79                  14,210.96
01/31/14                    13,550.18                   13,775.82                  13,397.84
02/28/14                    14,295.41                   14,541.65                  14,154.88
03/31/14                    14,232.77                   14,448.96                  14,038.05
04/30/14                    14,379.95                   14,657.84                  14,299.75
05/31/14                    14,621.06                   14,895.89                  14,547.42
06/30/14                    14,763.32                   15,039.52                  14,584.81
07/31/14                    14,393.57                   14,743.95                  14,150.21
08/31/14                    14,484.01                   14,721.27                  14,253.02
09/30/14                    13,953.34                   14,155.83                  13,883.84
10/31/14                    13,872.95                   13,950.29                  13,715.61
11/30/14                    14,052.78                   14,140.04                  14,038.05
12/31/14                    13,572.47                   13,650.21                  13,452.91
01/31/15                    13,646.18                   13,716.94                  13,601.85
02/28/15                    14,408.56                   14,536.95                  14,404.22
03/31/15                    14,260.44                   14,316.11                  14,250.47
04/30/15                    14,775.94                   14,900.63                  14,827.03
05/31/15                    14,805.21                   14,824.35                  14,783.77
06/30/15                    14,421.10                   14,404.33                  14,341.76
07/31/15                    14,515.23                   14,703.41                  14,606.01
08/31/15                    13,512.70                   13,621.78                  13,524.98
09/30/15                    12,912.67                   12,930.13                  13,044.52
10/31/15                    13,780.56                   13,940.87                  13,832.47
11/30/15                    13,662.39                   13,723.99                  13,721.95
12/31/15                    13,390.92                   13,539.07                  13,492.00
01/31/16                    12,588.01                   12,560.00                  12,641.00
02/29/16                    12,339.11                   12,329.90                  12,297.00
03/31/16                    13,178.93                   13,132.18                  13,107.00
04/30/16                    13,430.00                   13,512.37                  13,314.00
05/31/16                    13,399.74                   13,389.62                  13,314.00

                                   [END CHART]

                       Data from 7/31/10 through 5/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund Adviser Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper International Funds Index reflects the fees and expenses of the underlying funds included in the composite.

*The performance of the MSCI EAFE Index and the Lipper International Funds
Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 5/31/16 o
                                (% of Net Assets)

Pharmaceuticals  .......................................................... 7.4%
Diversified Banks ......................................................... 7.2%
Packaged Foods & Meat ..................................................... 4.7%
Restaurants ............................................................... 3.5%
Integrated Oil & Gas ...................................................... 2.8%
Distillers & Vintners ..................................................... 2.8%
Life & Health Insurance ................................................... 2.7%
Auto Parts & Equipment .................................................... 2.6%
Industrial Gases .......................................................... 2.4%
Electrical Components & Equipment ......................................... 2.3%

                      o TOP 10 EQUITY HOLDINGS - 5/31/16 o
                                (% of Net Assets)

Nestle S.A. ............................................................... 2.4%
Roche Holding AG .......................................................... 2.3%
WPP plc ................................................................... 2.2%
Compass Group plc ......................................................... 2.0%
Bayer AG .................................................................. 1.8%
UBS Group AG .............................................................. 1.7%
DANONE S.A. ............................................................... 1.7%
Taiwan Semiconductor Manufacturing
  Co. Ltd. ADR ............................................................ 1.6%
Reckitt Benckiser Group plc ............................................... 1.6%
Terumo Corp. .............................................................. 1.5%

You will find a complete list of securities that the Fund owns on pages 18-40.

================================================================================

14  | USAA INTERNATIONAL FUND

================================================================================

                        o COUNTRY ALLOCATION - 5/31/16 o

                        [PIE CHART OF COUNTRY ALLOCATION]

JAPAN                                                                      20.3%
UNITED KINGDOM                                                             17.1%
FRANCE                                                                     12.4%
SWITZERLAND                                                                10.4%
GERMANY                                                                     8.4%
NETHERLANDS                                                                 4.7%
CANADA                                                                      3.7%
OTHER*                                                                     22.4%

                                   [END CHART]

*Includes countries with less than 3% of portfolio and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended
May 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts
(or, if subsequently determined to be different, the maximum amount allowable)
for the fiscal year ended May 31, 2016:

    DIVIDEND RECEIVED            LONG-TERM            FOREIGN           FOREIGN          QUALIFIED
  DEDUCTION (CORPORATE          CAPITAL GAIN           TAXES             SOURCE           INTEREST
    SHAREHOLDERS)(1)          DISTRIBUTIONS(2)         PAID(3)           INCOME           INCOME
---------------------------------------------------------------------------------------------------
        1.98%                   $132,451,000         $5,563,000       $92,789,000          $55,000
---------------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

(3) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

16  | USAA INTERNATIONAL FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INTERNATIONAL FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA International Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31,
2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
USAA International Fund at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2016

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2016

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.0%)

              COMMON STOCKS (97.8%)

              CONSUMER DISCRETIONARY (16.3%)
              ------------------------------
              ADVERTISING (2.2%)
   265,882    APN Outdoor Group Ltd.                                                                    $    1,314
    54,600    Gendai Agency, Inc.                                                                              229
 3,211,527    WPP plc                                                                                       74,051
                                                                                                        ----------
                                                                                                            75,594
                                                                                                        ----------
              APPAREL RETAIL (0.9%)
     44,300   Adastria Co., Ltd.                                                                             1,464
    829,238   Hennes & Mauritz AB "B"                                                                       25,450
    162,700   Honeys Co., Ltd.                                                                               1,574
    129,800   Nishimatsuya Chain Co., Ltd.                                                                   1,446
     73,200   Pal Co., Ltd.                                                                                  1,827
                                                                                                        ----------
                                                                                                            31,761
                                                                                                        ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (2.0%)
 93,584,800   Global Brands Group Holding Ltd.*                                                              9,514
    458,000   Gunze Ltd.                                                                                     1,340
     13,399   Hermes International                                                                           4,845
 21,806,800   Li & Fung Ltd.                                                                                11,085
    239,554   LVMH Moet Hennessy Louis Vuitton SE                                                           38,395
    327,999   Regina Miracle International Holdings Ltd.*(a)                                                   448
    524,000   Sanyo Shokai Ltd.                                                                              1,164
                                                                                                        ----------
                                                                                                            66,791
                                                                                                        ----------
              AUTO PARTS & EQUIPMENT (2.6%)
     89,200   Ahresty Corp.                                                                                    624
    186,200   Aisan Industry Co., Ltd.                                                                       1,520
    141,140   Delphi Automotive plc                                                                          9,592
  1,120,700   Denso Corp.                                                                                   44,217
    135,900   Exedy Corp.                                                                                    3,147
     30,473   Faurecia                                                                                       1,212
     96,600   G-Tekt Corp.                                                                                   1,221
     59,300   Imasen Electric Industrial Co., Ltd.                                                             511
     50,300   Kasai Kogyo Co., Ltd.                                                                            555
    236,400   Keihin Corp.                                                                                   3,892

================================================================================

18  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
  1,536,972   Kongsberg Automotive ASA*                                                                 $    1,141
    142,300   Mitsuba Corp.                                                                                  2,241
    216,500   Nissin Kogyo Co., Ltd.                                                                         2,970
    187,000   NOK Corp.                                                                                      3,357
    460,000   Sanden Holdings Corp.                                                                          1,579
    242,600   Sumitomo Riko Co., Ltd.                                                                        2,009
    151,800   Tokai Rika Co., Ltd.                                                                           2,694
    183,600   Toyoda Gosei Co., Ltd.                                                                         3,606
     10,061   Valeo S.A.                                                                                     1,518
    878,000   Xinyi Glass Holdings Ltd.                                                                        609
                                                                                                        ----------
                                                                                                            88,215
                                                                                                        ----------
              AUTOMOBILE MANUFACTURERS (0.8%)
    688,700   Honda Motor Co., Ltd.                                                                         19,597
    563,400   Mitsubishi Motors Corp.                                                                        2,946
     65,959   Peugeot S.A.*                                                                                  1,038
     30,160   Renault S.A.                                                                                   2,830
                                                                                                        ----------
                                                                                                            26,411
                                                                                                        ----------
              AUTOMOTIVE RETAIL (0.0%)
     15,700   Yellow Hat Ltd.                                                                                  342
                                                                                                        ----------
              BROADCASTING (0.6%)
    110,388   M6 Metropole Television S.A.                                                                   2,026
    112,576   Mediaset Espana Comunicacion S.A.                                                              1,502
    276,428   ProSiebenSat.1 Media AG*                                                                      13,897
     85,114   RAI Way S.p.A.(a)                                                                                402
  2,580,361   Seven West Media Ltd.                                                                          1,977
    625,319   Southern Cross Media Group                                                                       565
     67,400   Tokyo Broadcasting System, Inc.                                                                  962
    178,700   USEN Corp.*                                                                                      581
                                                                                                        ----------
                                                                                                            21,912
                                                                                                        ----------
              CABLE & SATELLITE (1.2%)
    267,587   NOS SGPS S.A.                                                                                  1,988
    383,500   Sky Perfect JSAT Corp.                                                                         1,863
  2,675,901   Sky plc                                                                                       37,342
                                                                                                        ----------
                                                                                                            41,193
                                                                                                        ----------
              CASINOS & GAMING (0.4%)
    720,609   888 Holdings plc                                                                               2,429
     11,389   Evolution Gaming Group AB(a)                                                                     387
    273,431   GVC Holdings plc                                                                               2,384
    125,301   International Game Technology plc                                                              2,376
     43,944   Kambi Group plc*                                                                                 751
    681,313   Ladbrokes plc                                                                                  1,338

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    280,368   SkyCity Entertainment Group                                                               $      916
    351,990   Unibet Group plc                                                                               4,021
     14,906   ZEAL Network SE                                                                                  618
                                                                                                        ----------
                                                                                                            15,220
                                                                                                        ----------
              CATALOG RETAIL (0.1%)
    900,266   Home Retail Group plc                                                                          2,155
                                                                                                        ----------
              COMPUTER & ELECTRONICS RETAIL (0.3%)
    532,500   EDION Corp.                                                                                    4,054
    227,408   JB Hi-Fi Ltd.                                                                                  3,833
    201,288   Vita Group Ltd.                                                                                  560
                                                                                                        ----------
                                                                                                             8,447
                                                                                                        ----------
              CONSUMER ELECTRONICS (0.4%)
    246,100   Alpine Electronics, Inc.                                                                       2,816
    103,300   Foster Electric Co., Ltd.                                                                      1,980
    388,710   Funai Electric Co., Ltd.                                                                       3,170
    302,000   Nikon Corp.                                                                                    4,246
  1,080,900   Pioneer Corp.*                                                                                 2,362
                                                                                                        ----------
                                                                                                            14,574
                                                                                                        ----------
              DEPARTMENT STORES (0.1%)
  2,475,919   Debenhams plc                                                                                  2,652
  5,350,000   New World Department Store China Ltd.                                                            709
                                                                                                        ----------
                                                                                                             3,361
                                                                                                        ----------
              EDUCATION SERVICES (0.0%)
     62,600   Benesse Holdings Inc.                                                                          1,385
                                                                                                        ----------
              FOOTWEAR (0.0%)
  8,398,000   Daphne International Holdings Ltd.*                                                            1,362
                                                                                                        ----------
              GENERAL MERCHANDISE STORES (0.0%)
    163,417   Reject Shop, Ltd.                                                                              1,454
                                                                                                        ----------
              HOME FURNISHINGS (0.1%)
  1,310,800   Man Wah Holdings Ltd.                                                                          1,818
                                                                                                        ----------
              HOME IMPROVEMENT RETAIL (0.1%)
    534,500   DCM Holdings Co., Ltd.                                                                         3,910
                                                                                                        ----------
              HOMEBUILDING (0.4%)
    175,247   Bellway plc                                                                                    6,937
    240,195   Crest Nicholson Holdings plc                                                                   2,046
    274,100   Haseko Corp.                                                                                   3,020
    133,800   Meiwa Estate Co., Ltd.                                                                           710
                                                                                                        ----------
                                                                                                            12,713
                                                                                                        ----------

================================================================================

20  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              HOUSEHOLD APPLIANCES (0.0%)
     70,947   Husqvarna AB "B"                                                                          $      563
                                                                                                        ----------
              INTERNET RETAIL (0.0%)
    764,329   Qliro Group AB*                                                                                  889
                                                                                                        ----------
              LEISURE FACILITIES (0.1%)
    358,800   Round One Corp.                                                                                2,420
    242,000   Tokyo Dome Corp.                                                                               1,038
                                                                                                        ----------
                                                                                                             3,458
                                                                                                        ----------
              LEISURE PRODUCTS (0.0%)
    237,732   Photo-Me International plc                                                                       552
                                                                                                        ----------
              MOVIES & ENTERTAINMENT (0.2%)
    121,900   Avex Group Holdings, Inc.                                                                      1,521
    456,266   Cineworld Group plc                                                                            3,724
    438,554   Entertainment One Ltd.                                                                         1,176
     18,297   Kinepolis Group N.V.                                                                             849
                                                                                                        ----------
                                                                                                             7,270
                                                                                                        ----------
              PUBLISHING (0.0%)
     45,300   Proto Corp.                                                                                      542
                                                                                                        ----------
              RESTAURANTS (3.5%)
  3,642,747   Compass Group plc                                                                             67,902
    107,888   Domino's Pizza Group plc                                                                       1,648
     67,981   Greene King plc                                                                                  878
     64,800   Yoshinoya Holdings Co., Ltd.                                                                     844
    583,455   Yum! Brands, Inc.                                                                             47,896
                                                                                                        ----------
                                                                                                           119,168
                                                                                                        ----------
              SPECIALIZED CONSUMER SERVICES (0.0%)
     23,200   Studio Alice Co., Ltd.                                                                           556
                                                                                                        ----------
              SPECIALTY STORES (0.3%)
    148,444   JD Sports Fashion plc                                                                          2,825
    152,626   WH Smith plc                                                                                   3,871
    153,900   Xebio Holdings Co., Ltd.                                                                       2,260
                                                                                                        ----------
                                                                                                             8,956
                                                                                                        ----------
              Total Consumer Discretionary                                                                 560,572
                                                                                                        ----------
              CONSUMER STAPLES (15.0%)
              ------------------------
              BREWERS (1.4%)
  2,790,863   Ambev S.A. ADR                                                                                14,680
    160,541   Carlsberg A/S "B"                                                                             15,491
    132,118   Heineken N.V.                                                                                 12,270
  1,093,000   Sapporo Holdings Ltd.                                                                          5,922
                                                                                                        ----------
                                                                                                            48,363
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              DISTILLERS & VINTNERS (2.8%)
    482,803   C&C Group plc                                                                             $    2,220
  1,600,257   Diageo plc                                                                                    43,353
    455,723   Pernod Ricard S.A.                                                                            49,647
                                                                                                        ----------
                                                                                                            95,220
                                                                                                        ----------
              DRUG RETAIL (0.1%)
    228,950   Cawachi Ltd.                                                                                   4,983
                                                                                                        ----------
              FOOD DISTRIBUTORS (0.0%)
    142,000   Yokohama Reito Co., Ltd.                                                                       1,353
                                                                                                        ----------
              FOOD RETAIL (0.9%)
    214,150   Axfood AB                                                                                      3,944
     69,999   Greggs plc                                                                                     1,143
  1,213,806   J Sainsbury plc                                                                                4,720
     49,923   Kesko Oyj "B"                                                                                  2,001
    298,919   Loblaw Companies Ltd.                                                                         16,200
     64,600   Ministop Co., Ltd.                                                                             1,056
                                                                                                        ----------
                                                                                                            29,064
                                                                                                        ----------
              HOUSEHOLD PRODUCTS (1.7%)
    128,000   Lion Corp.                                                                                     1,875
    560,577   Reckitt Benckiser Group plc                                                                   55,819
                                                                                                        ----------
                                                                                                            57,694
                                                                                                        ----------
              HYPERMARKETS & SUPER CENTERS (0.2%)
    130,352   Metro AG                                                                                       4,283
    151,700   UNY Group Holdings Co., Ltd.                                                                   1,105
                                                                                                        ----------
                                                                                                             5,388
                                                                                                        ----------
              PACKAGED FOODS & MEAT (4.7%)
    320,393   Austevoll Seafood ASA                                                                          2,710
     41,838   Bakkafrost P/F                                                                                 1,622
      2,960   Bell AG                                                                                        1,151
     22,233   Cranswick plc                                                                                    746
    807,583   DANONE S.A.                                                                                   56,681
     87,424   Ebro Foods S.A.                                                                                2,049
      2,640   Emmi AG                                                                                        1,566
     91,514   La Doria S.p.A.                                                                                1,194
    148,000   Marudai Food Co., Ltd.                                                                           660
    134,000   Mitsui Sugar Co., Ltd.                                                                           639
  1,127,270   Nestle S.A.                                                                                   83,241
    530,000   Nisshin Oillio Group Ltd.                                                                      2,379
     53,459   Salmar ASA                                                                                     1,604

================================================================================

22  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
     24,477   Schouw & Co.                                                                              $    1,490
    155,629   Suedzucker AG                                                                                  3,050
                                                                                                        ----------
                                                                                                           160,782
                                                                                                        ----------
              PERSONAL PRODUCTS (2.1%)
    159,700   Aderans Co., Ltd.                                                                                766
    477,286   Beiersdorf AG                                                                                 43,376
    126,396   L'Oreal S.A.                                                                                  23,753
    238,618   Oriflame Holding AG*                                                                           5,627
                                                                                                        ----------
                                                                                                            73,522
                                                                                                        ----------
              SOFT DRINKS (0.1%)
    228,911   Britvic plc                                                                                    2,240
                                                                                                        ----------
              TOBACCO (1.0%)
    891,800   Japan Tobacco, Inc.                                                                           35,451
                                                                                                        ----------
              Total Consumer Staples                                                                       514,060
                                                                                                        ----------
              ENERGY (3.9%)
              -------------
              COAL & CONSUMABLE FUELS (0.1%)
  7,442,800   Harum Energy Tbk PT*                                                                             436
  1,503,300   Indo Tambangraya Megah Tbk PT                                                                    963
                                                                                                        ----------
                                                                                                             1,399
                                                                                                        ----------
              INTEGRATED OIL & GAS (2.8%)
  2,425,033   BP plc                                                                                        12,548
  1,479,268   ENI S.p.A.                                                                                    22,598
  1,047,794   Gazprom PAO ADR                                                                                4,558
    121,214   Lukoil PJSC ADR                                                                                4,663
    457,257   Petroleo Brasileiro S.A. ADR*                                                                  2,574
    388,384   Royal Dutch Shell plc "B"                                                                      9,341
    142,389   Statoil ASA                                                                                    2,271
    972,019   Suncor Energy, Inc.                                                                           26,847
    237,723   Total S.A.                                                                                    11,552
                                                                                                        ----------
                                                                                                            96,952
                                                                                                        ----------
              OIL & GAS EQUIPMENT & SERVICES (0.3%)
    157,726   Petrofac Ltd.                                                                                  1,778
    824,650   Subsea 7 S.A.*                                                                                 7,324
                                                                                                        ----------
                                                                                                             9,102
                                                                                                        ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.7%)
    253,900   Det Norske Oljeselskap ASA*                                                                    2,372
    161,300   Encana Corp.                                                                                   1,280
  1,742,000   INPEX Corp.                                                                                   14,356
    229,300   Japan Petroleum Exploration Co., Ltd.                                                          5,117

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    199,200   Painted Pony Petroleum Ltd.*                                                              $    1,103
     21,400   Petro Rio S.A.*                                                                                   19
                                                                                                        ----------
                                                                                                            24,247
                                                                                                        ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.0%)
    613,766   d'Amico International Shipping S.A.                                                              306
     40,522   Euronav N.V.                                                                                     419
     47,961   Torm A/S*                                                                                        588
                                                                                                        ----------
                                                                                                             1,313
                                                                                                        ----------
              Total Energy                                                                                 133,013
                                                                                                        ----------
              FINANCIALS (16.0%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.0%)
     39,850   AURELIUS SE & Co. KGaA                                                                         2,394
     14,888   Banca Generali S.p.A.                                                                            390
     26,462   Deutsche Beteiligungs AG                                                                         827
    606,016   Julius Baer Group Ltd.*                                                                       26,966
    138,032   Magellan Financial Group Ltd.                                                                  2,462
    499,800   Uranium Participation Corp.*                                                                   1,639
                                                                                                        ----------
                                                                                                            34,678
                                                                                                        ----------
              CONSUMER FINANCE (0.2%)
     86,700   J Trust Co., Ltd.                                                                                727
    137,754   Provident Financial plc                                                                        5,810
                                                                                                        ----------
                                                                                                             6,537
                                                                                                        ----------
              DIVERSIFIED BANKS (6.4%)
    361,020   Aldermore Group plc*                                                                           1,130
    452,222   Alpha Bank S.A.*                                                                               1,228
    492,878   Banca Popolare dell'Emilia Romagna SC                                                          2,494
  1,211,382   Banco Popular Espanol S.A.                                                                     1,995
  7,377,457   Barclays plc                                                                                  19,490
    123,662   BNP Paribas S.A.                                                                               6,847
  1,173,496   CaixaBank S.A.                                                                                 3,208
    814,400   Dah Sing Financial Holdings Ltd.                                                               5,445
  3,138,900   DBS Group Holdings Ltd.                                                                       35,330
  5,690,895   HSBC Holdings plc                                                                             36,683
  3,522,380   ING Groep N.V.                                                                                43,875
    720,638   Intesa Sanpaolo                                                                                1,748
    134,907   KB Financial Group, Inc.                                                                       3,860
    323,464   KBC Groep N.V.*                                                                               19,150
  1,534,900   Mitsubishi UFJ Financial Group, Inc.                                                           7,676
  3,432,600   Mizuho Financial Group, Inc.                                                                   5,406
    241,300   Sberbank of Russia ADR                                                                         2,022
     51,757   Shinhan Financial Group Co., Ltd.                                                              1,718
    134,959   Societe Generale S.A.                                                                          5,555

================================================================================

24  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    664,281   Standard Chartered plc                                                                    $    5,092
    213,800   Sumitomo Mitsui Financial Group, Inc.                                                          6,983
  1,059,087   UniCredit S.p.A.                                                                               3,389
                                                                                                        ----------
                                                                                                           220,324
                                                                                                        ----------
              DIVERSIFIED CAPITAL MARKETS (1.7%)
  3,766,909   UBS Group AG                                                                                  58,209
                                                                                                        ----------
              DIVERSIFIED REAL ESTATE ACTIVITIES (0.5%)
    561,000   Great Eagle Holdings Ltd.                                                                      2,314
    296,700   Heiwa Real Estate Co., Ltd.                                                                    3,652
     73,300   Intellex Co., Ltd.                                                                               550
    271,701   Kenedix, Inc.                                                                                  1,072
    136,100   Leopalace21 Corp.                                                                                859
     77,000   Mugen Estate Co., Ltd.                                                                         1,629
     96,400   Nomura Real Estate Holdings, Inc.                                                              1,733
     75,432   Patrizia Immobilien AG*                                                                        2,097
     58,900   Raysum Co., Ltd.                                                                                 442
     39,000   Shinoken Group Co., Ltd.                                                                         972
     55,400   Sun Frontier Fudousan Co., Ltd.                                                                  597
                                                                                                        ----------
                                                                                                            15,917
                                                                                                        ----------
              INVESTMENT BANKING & BROKERAGE (0.2%)
    120,500   Aizawa Securities Co., Ltd.                                                                      679
     55,272   Flow Traders N.V.(a)                                                                           1,902
  3,558,000   Haitong International Securities Group Ltd.                                                    2,079
    120,000   IwaiCosmo Holdings, Inc.                                                                       1,132
    195,000   Toyo Securities Co., Ltd.                                                                        407
                                                                                                        ----------
                                                                                                             6,199
                                                                                                        ----------
              LIFE & HEALTH INSURANCE (2.7%)
  8,996,000   AIA Group Ltd.                                                                                52,558
    313,300   Dai-Ichi Life Insurance Co., Ltd.                                                              4,132
    434,394   Delta Lloyd N.V.                                                                               2,188
  1,007,622   Prudential plc                                                                                20,140
    117,858   Societa Cattolica di Assicurazioni                                                               809
    973,376   Storebrand ASA*                                                                                4,247
    621,800   T&D Holdings, Inc.                                                                             6,213
    160,476   TONGYANO Life Insurance Co., Ltd.                                                              1,441
                                                                                                        ----------
                                                                                                            91,728
                                                                                                        ----------
              MULTI-LINE INSURANCE (0.5%)
    150,952   Ageas                                                                                          6,106
    245,187   Assicurazioni Generali S.p.A.                                                                  3,555
     83,926   Protector Forsikring ASA                                                                         787
    112,292   Unipol Gruppo Finanziario S.p.A                                                                  415
    153,174   Uniqa Insurance Group AG                                                                       1,102

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
     18,408   Zurich Financial Services AG                                                              $    4,454
                                                                                                        ----------
                                                                                                            16,419
                                                                                                        ----------
              MULTI-SECTOR HOLDINGS (0.0%)
     21,521   Corporacion Financiera Alba S.A.                                                                 914
                                                                                                        ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.0%)
     38,796   Wuestenrot & Wuerttembergische AG                                                                811
                                                                                                        ----------
              PROPERTY & CASUALTY INSURANCE (0.2%)
    203,553   Admiral Group plc                                                                              5,802
    311,345   Coface S.A.                                                                                    2,371
                                                                                                        ----------
                                                                                                             8,173
                                                                                                        ----------
              REAL ESTATE DEVELOPMENT (0.4%)
     31,799   ADLER Real Estate AG*                                                                            439
    161,100   Goldcrest Co., Ltd.                                                                            2,790
    513,014   Inland Homes plc                                                                                 562
     53,193   Nexity S.A.                                                                                    2,867
    320,400   Tosei Corp.                                                                                    2,344
    779,600   Wing Tai Holdings Ltd.                                                                           974
  3,809,800   Yanlord Land Group Ltd.                                                                        3,375
                                                                                                        ----------
                                                                                                            13,351
                                                                                                        ----------
              REAL ESTATE OPERATING COMPANIES (0.4%)
     70,315   Alony-Hetz Properties and Investments, Ltd.                                                      590
    180,503   CA Immobilien Anlagen AG                                                                       3,211
     80,219   Dios Fastigheter AB                                                                              587
     50,460   Gazit Globe Ltd.                                                                                 428
    178,323   Grand City Properties S.A.                                                                     3,753
    124,523   Hemfosa Fastigheter AB                                                                         1,291
    319,971   Sponda OYJ                                                                                     1,355
    240,510   WCM Beteiligungs-und & Grundbesitz AG*                                                           832
     37,160   Wihlborgs Fastigheter AB                                                                         756
                                                                                                        ----------
                                                                                                            12,803
                                                                                                        ----------
              REAL ESTATE SERVICES (0.2%)
     72,900   Open House Co., Ltd.                                                                           1,951
    182,748   Savills plc                                                                                    2,058
     92,400   Sumitomo Real Estate Sales                                                                     1,813
                                                                                                        ----------
                                                                                                             5,822
                                                                                                        ----------
              REGIONAL BANKS (0.3%)
    378,000   77th Bank Ltd.                                                                                 1,335
    278,000   Bank of Nagoya, Ltd.                                                                             916
    140,000   Eighteenth Bank Ltd.                                                                             354
  1,000,200   FIDEA Holdings Co., Ltd.                                                                       1,391
    162,000   Miyazaki Bank Ltd.                                                                               432

================================================================================

26  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    247,000   Oita Bank Ltd.                                                                            $      729
    426,200   San-In Godo Bank Ltd.                                                                          2,725
      2,052   St. Galler Kantonalbank "A"                                                                      840
    437,000   Tochigi Bank Ltd.                                                                              1,653
    139,700   Tomony Holdings, Inc.                                                                            443
    394,000   Yamanashi Chuo Bank Ltd.                                                                       1,409
                                                                                                        ----------
                                                                                                            12,227
                                                                                                        ----------
              REITs - DIVERSIFIED (0.2%)
     31,507   ICADE                                                                                          2,275
  3,934,100   Mapletree Greater China Commercial Trust                                                       2,800
    155,252   NSI N.V.                                                                                         685
                                                                                                        ----------
                                                                                                             5,760
                                                                                                        ----------
              REITs - INDUSTRIAL (0.0%)
      6,789   Warehouses De Pauw SCA                                                                           645
                                                                                                        ----------
              REITs - OFFICE (0.2%)
  4,683,000   Champion REIT                                                                                  2,465
    578,100   Frasers Commercial Trust                                                                         540
  1,326,442   Investa Office Fund                                                                            4,074
                                                                                                        ----------
                                                                                                             7,079
                                                                                                        ----------
              REITs - RETAIL (0.1%)
     35,458   Eurocommercial Properties N.V.                                                                 1,668
  1,105,311   Immobiliare Grande Distribuzione SIIQ S.p.A.                                                     996
    348,207   NewRiver Retail Ltd.                                                                           1,604
                                                                                                        ----------
                                                                                                             4,268
                                                                                                        ----------
              REITs - SPECIALIZED (0.1%)
    985,001   National Storage REIT                                                                          1,295
    149,336   Safestore Holdings plc                                                                           756
                                                                                                        ----------
                                                                                                             2,051
                                                                                                        ----------
              SPECIALIZED FINANCE (0.6%)
  1,328,000   Element Financial Corp.                                                                       15,575
     51,478   Euronext N.V.(a)                                                                               2,162
     26,100   Fuyo General Lease Co., Ltd.                                                                   1,115
    283,300   Japan Securities Finance Co.                                                                   1,208
    883,808   OzForex Group Ltd.                                                                             1,520
                                                                                                        ----------
                                                                                                            21,580
                                                                                                        ----------
              THRIFTS & MORTGAGE FINANCE (0.1%)
    108,767   Deutsche Pfandbriefbank AG                                                                     1,242
    340,246   OneSavings Bank plc                                                                            1,634
                                                                                                        ----------
                                                                                                             2,876
                                                                                                        ----------
              Total Financials                                                                             548,371
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              HEALTH CARE (11.8%)
              -------------------
              BIOTECHNOLOGY (0.1%)
     12,673   Advanced Accelerator Applications S.A. ADR*                                               $      378
     28,420   Bavarian Nordic A/S*                                                                           1,086
    358,578   Sinovac Biotech Ltd.*                                                                          2,108
     40,933   Swedish Orphan Biovitrum AB*                                                                     548
                                                                                                        ----------
                                                                                                             4,120
                                                                                                        ----------
              HEALTH CARE DISTRIBUTORS (0.1%)
     67,600   Medipal Holdings Corp.                                                                         1,175
     14,000   Suzuken Co., Ltd.                                                                                453
                                                                                                        ----------
                                                                                                             1,628
                                                                                                        ----------
              HEALTH CARE EQUIPMENT (2.1%)
    127,489   CellaVision AB                                                                                   902
    315,793   Fisher & Paykel Healthcare Corp. Ltd.                                                          2,233
     48,612   GN Store Nord A/S                                                                                993
     41,524   Ion Beam Applications                                                                          1,822
     91,697   Sonova Holding AG                                                                             12,241
  1,261,600   Terumo Corp.                                                                                  53,091
                                                                                                        ----------
                                                                                                            71,282
                                                                                                        ----------
              HEALTH CARE FACILITIES (0.1%)
    203,133   Attendo AB(a)                                                                                  2,015
    210,809   CVS Group plc                                                                                  2,466
                                                                                                        ----------
                                                                                                             4,481
                                                                                                        ----------
              HEALTH CARE SERVICES (0.1%)
    598,517   Primary Health Care Ltd.                                                                       1,678
                                                                                                        ----------
              HEALTH CARE SUPPLIES (1.7%)
    224,573   Advanced Medical Solutions Group plc                                                             648
  1,497,900   Hoya Corp.                                                                                    52,850
    432,300   Nipro Corp.                                                                                    4,880
                                                                                                        ----------
                                                                                                            58,378
                                                                                                        ----------
              HEALTH CARE TECHNOLOGY (0.1%)
    450,374   AGFA-Gevaert N.V.*                                                                             1,646
                                                                                                        ----------
              LIFE SCIENCES TOOLS & SERVICES (0.1%)
    102,100   CMIC Holdings Co., Ltd.                                                                        1,562
    125,200   Eps Holdings, Inc.                                                                             1,630
     10,485   Lonza Group AG                                                                                 1,810
                                                                                                        ----------
                                                                                                             5,002
                                                                                                        ----------
              PHARMACEUTICALS (7.4%)
      3,693   Alk Abello A/S                                                                                   686
    171,034   Almirall, S.A.                                                                                 2,702

================================================================================

28  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
     84,800   ASKA Pharmaceutical Co., Ltd.                                                             $    1,244
    165,100   AstraZeneca plc                                                                                9,632
    654,003   Bayer AG                                                                                      62,311
     37,900   Daito Pharmaceutical Co., Ltd.                                                                   926
    130,633   Dechra Pharmaceuticals plc                                                                     2,227
     89,000   Eisai Co., Ltd.                                                                                5,528
    271,510   Faes Farma S.A.                                                                                  938
        688   Galenica AG                                                                                      909
    106,505   H. Lundbeck A/S*                                                                               4,190
     16,532   Hikma Pharmaceuticals plc                                                                        550
     76,912   Ipsen S.A.                                                                                     4,851
    234,646   Merck KGaA                                                                                    23,484
     47,200   Nichi-Iko Pharmaceutical Co. Ltd.                                                              1,044
    545,724   Novartis AG                                                                                   43,318
     89,443   Orion Oyj "B"                                                                                  3,209
     31,041   Recordati S.p.A.                                                                                 917
    304,434   Roche Holding AG                                                                              79,906
    148,600   Takeda Pharmaceutical Co., Ltd.                                                                6,437
    252,257   Vectura Group plc*                                                                               601
                                                                                                        ----------
                                                                                                           255,610
                                                                                                        ----------
              Total Health Care                                                                            403,825
                                                                                                        ----------
              INDUSTRIALS (13.9%)
              -------------------
              AEROSPACE & DEFENSE (1.1%)
     37,746   Elbit Systems Ltd.                                                                             3,553
    111,470   MTU Aero Engines AG                                                                           10,529
  2,136,219   Rolls-Royce Holdings plc*                                                                     19,152
     48,133   Saab AB "B"                                                                                    1,600
     40,036   Thales S.A.                                                                                    3,468
                                                                                                        ----------
                                                                                                            38,302
                                                                                                        ----------
              AGRICULTURAL & FARM MACHINERY (0.4%)
    934,800   Kubota Corp.                                                                                  13,764
                                                                                                        ----------
              AIR FREIGHT & LOGISTICS (0.2%)
     50,288   Bpost S.A.                                                                                     1,326
  1,387,474   PostNL N.V.*                                                                                   6,110
                                                                                                        ----------
                                                                                                             7,436
                                                                                                        ----------
              AIRLINES (0.4%)
  2,239,426   Air New Zealand Ltd.                                                                           3,409
    231,813   Dart Group plc                                                                                 2,177
    384,750   Deutsche Lufthansa AG                                                                          5,392
    461,833   SAS AB*                                                                                        1,263
                                                                                                        ----------
                                                                                                            12,241
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              BUILDING PRODUCTS (0.8%)
    174,063   Compagnie de Saint-Gobain                                                                 $    7,770
    231,900   Daikin Industries Ltd.                                                                        19,887
    205,000   Sanko Metal Industrial Co., Ltd.                                                                 531
                                                                                                        ----------
                                                                                                            28,188
                                                                                                        ----------
              CONSTRUCTION & ENGINEERING (0.8%)
     66,610   Galliford Try plc                                                                              1,338
    112,923   Keller Group plc                                                                               1,560
     89,372   Kier Group plc                                                                                 1,599
    178,000   Kumagai Gumi Co., Ltd.                                                                           498
    144,000   Maeda Road Construction Co., Ltd.                                                              2,593
    199,932   Maire Tecnimont S.p.A.                                                                           574
     95,306   NCC AB "B"                                                                                     3,509
    132,800   Obayashi Road Corp.                                                                              910
    619,601   Peab AB                                                                                        5,111
     10,349   Porr AG                                                                                          304
     81,400   Raito Kogyo Co., Ltd.                                                                            890
    933,153   Raubex Group Ltd.                                                                              1,094
    451,717   Salini Impregilo S.p.A.                                                                        1,553
     41,770   SPIE S.A.                                                                                        837
  1,038,000   Toyo Engineering Corp.                                                                         3,337
     42,793   Veidekke ASA                                                                                     547
                                                                                                        ----------
                                                                                                            26,254
                                                                                                        ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.1%)
     23,393   KION Group AG                                                                                  1,294
  2,510,100   Yangzijiang Shipbuilding Holdings Ltd.                                                         1,668
                                                                                                        ----------
                                                                                                             2,962
                                                                                                        ----------
              DIVERSIFIED SUPPORT SERVICES (0.4%)
     90,319   Aggreko plc                                                                                    1,470
    336,333   Berendsen plc                                                                                  5,885
    171,979   Intrum Justitia AB                                                                             6,018
     96,448   Mineral Resources Ltd.                                                                           573
                                                                                                        ----------
                                                                                                            13,946
                                                                                                        ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (2.3%)
  2,219,000   Furukawa Electric Co., Ltd.                                                                    5,350
    350,000   Iwasaki Electric Co., Ltd.                                                                       512
    421,145   Legrand S.A.                                                                                  23,165
    707,939   Schneider Electric SE                                                                         45,773
    202,900   Ushio, Inc.                                                                                    2,464
    151,412   Zumtobel Group AG                                                                              2,182
                                                                                                        ----------
                                                                                                            79,446
                                                                                                        ----------

================================================================================

30  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
  1,369,998   Rentokil Initial plc                                                                      $    3,574
                                                                                                        ----------
              HEAVY ELECTRICAL EQUIPMENT (0.1%)
    107,075   Gamesa Corporacion Tecnologica, S.A.                                                           2,133
                                                                                                        ----------
              HIGHWAYS & RAILTRACKS (0.0%)
     87,502   ASTM S.p.A.                                                                                    1,144
                                                                                                        ----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (1.2%)
     56,087   Adecco S.A.                                                                                    3,400
    141,400   en-japan, Inc.                                                                                 2,554
  1,736,283   Hays plc                                                                                       3,422
    613,424   Randstad Holding N.V.                                                                         33,133
                                                                                                        ----------
                                                                                                            42,509
                                                                                                        ----------
              INDUSTRIAL CONGLOMERATES (1.1%)
    643,904   CIR S.p.A.                                                                                       757
    124,317   Koninklijke Philips N.V.                                                                       3,350
    150,076   Rheinmetall AG                                                                                10,304
  1,436,439   Smiths Group plc                                                                              23,343
                                                                                                        ----------
                                                                                                            37,754
                                                                                                        ----------
              INDUSTRIAL MACHINERY (1.5%)
     65,620   Biesse S.p.A.                                                                                    935
     98,599   Cargotec Oyj "B"                                                                               3,819
    144,300   FANUC Corp.                                                                                   22,127
      3,942   Georg Fischer                                                                                  3,147
    146,400   Hisaka Works Ltd.                                                                              1,157
    841,000   Japan Steel Works Ltd.                                                                         3,585
    183,300   Kitz Corp.                                                                                       838
    263,504   Melrose Industries plc                                                                         1,467
    434,602   Morgan Advanced Materials plc                                                                  1,571
    210,000   Nippon Thompson Co., Ltd.                                                                        747
    471,000   NTN Corp.                                                                                      1,633
     78,900   Rheon Automatic Machinery Co., Ltd.                                                              452
    732,000   Ryobi Ltd.                                                                                     3,146
    806,000   Sumitomo Heavy Industries Ltd.                                                                 3,923
    791,000   Toshiba Machine Co., Ltd.                                                                      2,629
                                                                                                        ----------
                                                                                                            51,176
                                                                                                        ----------
              MARINE (0.6%)
    126,430   D/S Norden A/S*                                                                                1,952
     27,755   DFDS A/S                                                                                       1,375
    444,517   Irish Continental Group plc                                                                    2,671
    655,000   Kawasaki Kisen Kaisha, Ltd.                                                                    1,426
     73,544   Kuehne & Nagel International AG                                                               10,343

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    221,000   Mitsui O.S.K. Lines Ltd.                                                                  $      503
  8,202,000   Pacific Basin Shipping Ltd.*                                                                   1,013
                                                                                                        ----------
                                                                                                            19,283
                                                                                                        ----------
              MARINE PORTS & SERVICES (0.0%)
     90,393   Hamburger Hafen und Logistik AG                                                                1,536
                                                                                                        ----------
              OFFICE SERVICES & SUPPLIES (0.1%)
    284,900   KOKUYO Co., Ltd.                                                                               3,725
    235,533   Moleskine S.p.A.                                                                                 590
    102,100   Relia, Inc.                                                                                    1,034
                                                                                                        ----------
                                                                                                             5,349
                                                                                                        ----------
              RAILROADS (1.5%)
    835,099   Canadian National Railway Co.                                                                 49,513
     30,891   Go-Ahead Group plc                                                                             1,148
                                                                                                        ----------
                                                                                                            50,661
                                                                                                        ----------
              RESEARCH & CONSULTING SERVICES (0.4%)
    585,466   Bureau Veritas S.A.                                                                           12,585
    162,157   SAI Global, Ltd.                                                                                 408
                                                                                                        ----------
                                                                                                            12,993
                                                                                                        ----------
              TRADING COMPANIES & DISTRIBUTORS (0.8%)
     35,977   B&B Tools AB "B"                                                                                 783
    181,551   Diploma plc                                                                                    1,961
    227,400   Fly Leasing Ltd. ADR                                                                           2,597
    189,000   Howden Joinery Group plc                                                                       1,388
     81,400   Inabata & Co., Ltd.                                                                              821
    271,000   Iwatani Corp.                                                                                  1,547
     68,400   Kanamoto Co., Ltd.                                                                             1,566
  2,398,000   Kanematsu Corp.                                                                                3,855
    150,700   Kuroda Electric Co., Ltd.                                                                      2,576
     76,165   Ramirent Oyj                                                                                     555
    279,426   Rexel S.A.                                                                                     4,273
  1,555,825   SIG plc                                                                                        3,024
    201,300   Wakita & Co., Ltd.                                                                             1,329
     29,100   Yuasa Trading Co., Ltd.                                                                          657
                                                                                                        ----------
                                                                                                            26,932
                                                                                                        ----------
              TRUCKING (0.0%)
     62,800   Hamakyorex Co., Ltd.                                                                           1,219
                                                                                                        ----------
              Total Industrials                                                                            478,802
                                                                                                        ----------

================================================================================

32  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (10.2%)
              ------------------------------
              APPLICATION SOFTWARE (2.0%)
    203,848   Dassault Systemes S.A.                                                                    $   16,231
    409,095   Hansen Technologies Ltd.                                                                       1,085
     22,326   Industrial & Financial Systems AB "B"                                                            972
    603,450   SAP SE                                                                                        48,987
  1,217,100   Silverlake Axis Ltd.                                                                             442
     42,468   Temenos Group AG                                                                               2,358
                                                                                                        ----------
                                                                                                            70,075
                                                                                                        ----------
              COMMUNICATIONS EQUIPMENT (0.0%)
     17,169   Silicom Ltd.                                                                                     481
                                                                                                        ----------
              DATA PROCESSING & OUTSOURCED SERVICES (1.0%)
    694,408   Amadeus IT Holding S.A. "A"                                                                   32,169
    231,027   Paysafe Group plc*                                                                             1,378
                                                                                                        ----------
                                                                                                            33,547
                                                                                                        ----------
              ELECTRONIC COMPONENTS (1.2%)
     52,200   Dai-Ichi Seiko Co., Ltd.                                                                         524
    439,500   Hosiden Corp.                                                                                  3,036
    460,500   Japan Display, Inc.*                                                                             923
  4,120,500   Kingboard Laminates Holdings Ltd.                                                              2,174
    529,300   Kyocera Corp.                                                                                 26,481
    116,100   Mitsumi Electric Co., Ltd.*                                                                      548
    413,200   Nichicon Corp.                                                                                 2,907
    509,000   Nippon Chemi-Con Corp.                                                                           690
    129,000   SMK Corp.                                                                                        531
    255,500   Sumida Corp.                                                                                   1,827
     77,800   Tabuchi Electric Co., Ltd.                                                                       306
     27,400   Taiyo Yuden Co., Ltd.                                                                            299
    163,000   Tamura Corp.                                                                                     487
                                                                                                        ----------
                                                                                                            40,733
                                                                                                        ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
     25,788   Datalogic S.p.A.                                                                                 464
    140,109   Halma plc                                                                                      1,924
    103,059   Kudelski S.A.*                                                                                 2,053
    156,600   Orbotech Ltd.*                                                                                 4,368
  1,249,267   Sensys Gatso Group AB*                                                                           332
                                                                                                        ----------
                                                                                                             9,141
                                                                                                        ----------
              ELECTRONIC MANUFACTURING SERVICES (0.4%)
  5,900,549   Hon Hai Precision Industry Co., Ltd.                                                          14,492
                                                                                                        ----------
              HOME ENTERTAINMENT SOFTWARE (0.1%)
     26,500   Nintendo Co., Ltd.                                                                             3,937
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              INTERNET SOFTWARE & SERVICES (0.8%)
    114,800   Aconex Ltd.*                                                                              $      538
    209,411   Alibaba Group Holding Ltd. ADR*                                                               17,172
     11,600   Criteo S.A. ADR*                                                                                 521
    192,100   DeNA Co., Ltd.                                                                                 3,865
    498,000   Gree, Inc.                                                                                     2,878
    455,730   Moneysupermarket.com Group plc                                                                 2,183
     70,332   Opera Software ASA                                                                               567
                                                                                                        ----------
                                                                                                            27,724
                                                                                                        ----------
              IT CONSULTING & OTHER SERVICES (0.9%)
     46,851   Alten S.A.                                                                                     3,031
    159,324   Computacenter plc                                                                              1,958
     17,184   Devoteam S.A.                                                                                    814
  1,776,000   Fujitsu Ltd.                                                                                   7,185
     20,520   GFT Technologies SE                                                                              491
     44,400   Information Services International-Dentsu Ltd.                                                   789
    130,900   ITOCHU Techno - Solutions Corp.                                                                2,904
    202,735   NCC Group plc                                                                                    848
    433,100   Net One Systems Co., Ltd.                                                                      2,476
    165,100   Nihon Unisys, Ltd.                                                                             1,978
     52,495   Sopra Steria Group                                                                             6,869
                                                                                                        ----------
                                                                                                            29,343
                                                                                                        ----------
              SEMICONDUCTOR EQUIPMENT (0.2%)
    115,300   Mimasu Semiconductor Industry Co., Ltd.                                                        1,064
    247,000   SCREEN Holdings Co., Ltd.                                                                      2,440
    209,800   Shinkawa Ltd.*                                                                                   970
    164,600   Tokyo Seimitsu Co., Ltd.                                                                       3,829
                                                                                                        ----------
                                                                                                             8,303
                                                                                                        ----------
              SEMICONDUCTORS (2.2%)
    220,364   Kontron AG*                                                                                      730
     21,076   Melexis N.V.                                                                                   1,275
    108,000   Miraial Co., Ltd.                                                                                759
     57,600   ROHM Co., Ltd.                                                                                 2,463
  1,146,900   Shinko Electric Industries Co., Ltd.                                                           6,598
    560,853   STMicroelectronics N.V.                                                                        3,345
  2,268,939   Taiwan Semiconductor Manufacturing Co. Ltd. ADR                                               56,088
    204,138   Tower Semiconductor Ltd.*                                                                      2,729
    105,400   Yamaichi Electronics Co., Ltd.                                                                   605
                                                                                                        ----------
                                                                                                            74,592
                                                                                                        ----------
              SYSTEMS SOFTWARE (0.7%)
     26,400   Alpha Systems, Inc.                                                                              406
     55,500   AVG Technologies N.V.*                                                                         1,067
    184,470   Check Point Software Technologies Ltd.*                                                       15,674

================================================================================

34  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    150,900   Computer Engineering & Consulting, Ltd.                                                   $    2,110
    104,000   Fuji Soft, Inc.                                                                                2,420
     14,115   Software AG                                                                                      548
                                                                                                        ----------
                                                                                                            22,225
                                                                                                        ----------
              TECHNOLOGY DISTRIBUTORS (0.0%)
     42,400   UKC Holdings Corp.                                                                               731
                                                                                                        ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.4%)
    186,900   Canon, Inc.                                                                                    5,421
    161,500   Compal Electronics, Inc. GDR                                                                     476
  1,089,464   Compal Electronics, Inc. GDR(b)                                                                3,207
    104,100   Japan Digital Laboratory Co., Ltd                                                              1,314
    180,400   MCJ Co., Ltd.                                                                                    777
    102,900   Melco Holdings, Inc.                                                                           2,135
     31,242   Wincor Nixdorf AG*                                                                             1,669
                                                                                                        ----------
                                                                                                            14,999
                                                                                                        ----------
              Total Information Technology                                                                 350,323
                                                                                                        ----------
              MATERIALS (8.2%)
              ----------------
              ALUMINUM (0.0%)
    472,000   UACJ Corp.                                                                                     1,151
                                                                                                        ----------
              COMMODITY CHEMICALS (0.4%)
     10,028   Lenzing AG                                                                                       920
    487,000   Mitsui Chemicals, Inc.                                                                         1,834
    931,523   Orica Ltd.                                                                                     9,156
     54,001   Tosoh Corp.                                                                                      266
                                                                                                        ----------
                                                                                                            12,176
                                                                                                        ----------
              CONSTRUCTION MATERIALS (0.5%)
    262,554   Buzzi Unicem S.p.A                                                                             5,217
    144,574   LafargeHolcim Ltd.                                                                             6,502
     43,487   Vicat S.A.                                                                                     2,852
    138,829   Wienerberger AG                                                                                2,497
                                                                                                        ----------
                                                                                                            17,068
                                                                                                        ----------
              DIVERSIFIED CHEMICALS (0.3%)
    120,000   Mitsubishi Gas Chemical Co., Inc.                                                                682
  5,153,000   Showa Denko K.K.                                                                               5,305
     16,206   Tessenderlo Chemie N.V.*                                                                         576
  1,289,000   UBE Industries, Ltd.                                                                           2,421
                                                                                                        ----------
                                                                                                             8,984
                                                                                                        ----------
              DIVERSIFIED METALS & MINING (0.7%)
    364,770   Anglo American plc                                                                             3,171
 14,504,000   CST Mining Group Ltd.*                                                                           220

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
  1,734,000   Ivanhoe Mines Ltd. "A"*                                                                   $    1,270
    147,500   Northern Dynasty Minerals Ltd.*                                                                   46
    668,000   Pacific Metals Co., Ltd.*                                                                      2,057
    588,796   Rio Tinto plc                                                                                 16,565
  1,024,162   Western Areas Ltd.                                                                             1,510
                                                                                                        ----------
                                                                                                            24,839
                                                                                                        ----------
              FOREST PRODUCTS (0.0%)
    604,457   TFS Corp. Ltd.                                                                                   644
                                                                                                        ----------
              GOLD (0.6%)
    182,400   Barrick Gold Corp.                                                                             3,049
    684,728   Centamin plc                                                                                     955
    490,000   Centerra Gold, Inc.                                                                            2,563
    766,226   Eldorado Gold Corp.                                                                            3,249
 62,829,000   G-Resources Group Ltd.                                                                         1,245
    608,278   Kinross Gold Corp.*                                                                            2,591
    656,513   Northern Star Resources Ltd.                                                                   2,045
    830,961   Regis Resources Ltd.                                                                           1,754
  4,627,635   Resolute Mining Ltd.*                                                                          2,977
                                                                                                        ----------
                                                                                                            20,428
                                                                                                        ----------
              INDUSTRIAL GASES (2.4%)
    420,808   Air Liquide S.A.                                                                              45,197
    238,443   Linde AG                                                                                      35,683
                                                                                                        ----------
                                                                                                            80,880
                                                                                                        ----------
              METAL & GLASS CONTAINERS (0.1%)
    192,351   Pact Group Holdings Ltd.                                                                         793
     23,129   Vidrala S.A.                                                                                   1,415
                                                                                                        ----------
                                                                                                             2,208
                                                                                                        ----------
              PAPER PACKAGING (0.0%)
  3,654,000   AMVIG Holdings Ltd.                                                                            1,462
                                                                                                        ----------
              PAPER PRODUCTS (0.2%)
    480,267   Altri, SGPS, S.A.                                                                              1,830
    220,900   Nippon Paper Industries Co., Ltd.                                                              3,864
     59,638   SEMAPA - Sociedade de Investimento e Gestao SGPS S.A.                                            735
                                                                                                        ----------
                                                                                                             6,429
                                                                                                        ----------
              PRECIOUS METALS & MINERALS (0.2%)
    107,820   Anglo American Platinum Ltd.*                                                                  2,410
    796,501   Impala Platinum Holdings Ltd.*                                                                 2,281
    247,209   Lonmin plc*                                                                                      661
                                                                                                        ----------
                                                                                                             5,352
                                                                                                        ----------

================================================================================

36  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              SPECIALTY CHEMICALS (2.1%)
    565,682   Akzo Nobel N.V.                                                                           $   38,394
     85,370   Borregaard ASA                                                                                   653
     27,193   Corbion N.V.                                                                                     676
     67,600   Fujimi, Inc.                                                                                   1,095
    131,800   Hitachi Chemical Co., Ltd.                                                                     2,470
    365,100   JSR Corp.                                                                                      5,374
     40,400   Nitto Denko Corp.                                                                              2,660
    191,000   Sanyo Chemical Industries, Ltd.                                                                1,544
    265,200   Shin-Etsu Chemical Co., Ltd.                                                                  15,490
        565   Sika AG                                                                                        2,444
    532,000   Sumitomo Bakelite Co., Ltd.                                                                    2,580
                                                                                                        ----------
                                                                                                            73,380
                                                                                                        ----------
              STEEL (0.7%)
    172,000   Aichi Steel Corp.                                                                                794
     20,881   Bekaert S.A. N.V.                                                                                929
    436,001   Bluescope Steel Ltd.                                                                           1,973
    150,600   Chubu Steel Plate Co., Ltd.                                                                      679
    849,000   Godo Steel Ltd.                                                                                1,365
     49,249   Hill & Smith Holdings plc                                                                        672
  1,181,000   Kobe Steel Ltd.                                                                                1,066
    183,300   Kyoei Steel Ltd.                                                                               2,777
    182,700   Neturen Co., Ltd.                                                                              1,387
    171,032   Salzgitter AG                                                                                  5,460
    130,000   Sanyo Special Steel Co., Ltd.                                                                    589
    406,600   Tokyo Steel Manufacturing Co., Ltd.                                                            2,442
    553,000   Topy Industries Ltd.                                                                           1,089
    121,000   Yamato Kogyo Co.                                                                               2,878
     71,400   Yodogawa Steel Works Ltd.                                                                      1,739
                                                                                                        ----------
                                                                                                            25,839
                                                                                                        ----------
              Total Materials                                                                              280,840
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (1.1%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.0%)
  1,617,000   Citic Telecom International                                                                      666
                                                                                                        ----------
              INTEGRATED TELECOMMUNICATION SERVICES (0.9%)
    393,550   Hellenic Telecommunications Organization S.A.                                                  3,989
    203,169   KT Corp.                                                                                       5,472
  1,891,082   Magyar Telekom Telecommunications plc                                                          3,033
  3,900,950   Singapore Telecommunications Ltd.                                                             10,963
    162,900   Telefonica Brasil S.A.                                                                         1,888

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    423,962   Telefonica S.A.                                                                           $    4,430
    272,411   Vocus Communications Ltd.                                                                      1,853
                                                                                                        ----------
                                                                                                            31,628
                                                                                                        ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.2%)
     66,800   Freenet AG                                                                                     1,841
    165,148   Orange Belgium S.A.*                                                                           3,963
    448,000   SmarTone Telecommunications Holdings Ltd.                                                        737
                                                                                                        ----------
                                                                                                             6,541
                                                                                                        ----------
              Total Telecommunication Services                                                              38,835
                                                                                                        ----------
              UTILITIES (1.4%)
              ----------------
              ELECTRIC UTILITIES (0.3%)
     26,781   BKW AG                                                                                         1,137
    301,600   Companhia Paranaense de Energia-Copel                                                          1,976
     37,703   Elia System Operator S.A./N.V.                                                                 1,904
    475,896   Infratil Ltd.                                                                                  1,087
    151,200   Okinawa Electric Power Co., Inc.                                                               2,948
                                                                                                        ----------
                                                                                                             9,052
                                                                                                        ----------
              GAS UTILITIES (0.0%)
     82,100   Shizuoka Gas Co., Ltd.                                                                           559
                                                                                                        ----------
              MULTI-UTILITIES (1.1%)
     86,876   ACEA S.p.A.                                                                                    1,271
    252,129   E.ON SE                                                                                        2,479
  2,090,757   Engie                                                                                         32,207
    677,837   Iren S.p.A.                                                                                    1,244
    173,266   RWE AG*                                                                                        2,268
                                                                                                        ----------
                                                                                                            39,469
                                                                                                        ----------
              Total Utilities                                                                               49,080
                                                                                                        ----------
              Total Common Stocks (cost: $2,884,919)                                                     3,357,721
                                                                                                        ----------

              PREFERRED STOCKS (0.1%)

              MATERIALS (0.1%)
              ----------------
              CONSTRUCTION MATERIALS (0.1%)
    168,482   Buzzi Unicem S.p.A. (cost: $1,774)                                                             1,959
                                                                                                        ----------

              RIGHTS (0.1%)

              FINANCIALS (0.0%)
              -----------------
              DIVERSIFIED BANKS (0.0%)
  1,211,382   Banco Popular Espanol S.A.*                                                                      302
                                                                                                        ----------

================================================================================

38  | USAA INTERNATIONAL FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              INDUSTRIALS (0.0%)
              ------------------
              AEROSPACE & DEFENSE (0.0%)
150,302,030   Rolls-Royce Holdings plc*(b)                                                              $      218
                                                                                                        ----------
              MARINE (0.0%)
  8,202,000   Pacific Basin Shipping Ltd.*(b)                                                                  295
                                                                                                        ----------
              Total Industrials                                                                                513
                                                                                                        ----------
              INFORMATION TECHNOLOGY (0.1%)
              -----------------------------
              INTERNET SOFTWARE & SERVICES (0.1%)
    327,305   NetEnt AB                                                                                      3,728
                                                                                                        ----------
              Total Rights (cost: $4,324)                                                                    4,543
                                                                                                        ----------

              EXCHANGE-TRADED FUNDS (0.0%)
              INTERNATIONAL EXCHANGE-TRADED FUNDS (0.0%)
         20   iShares MSCI EAFE ETF (cost: $1,179)                                                           1,186
                                                                                                        ----------
              Total Equity Securities (cost: $2,892,196)                                                 3,365,409
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON
(000)                                                                      RATE         MATURITY
------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (1.4%)

              COMMERCIAL PAPER (0.8%)

              FINANCIALS (0.8%)
              -----------------
              DIVERSIFIED BANKS (0.8%)
$ 26,188      GE Capital Treasury, LLC (cost: $26,188)                     0.32%       6/01/2016            26,188
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              MONEY MARKET FUNDS (0.6%)
 21,284,402   State Street Institutional Liquid Reserves Fund Premier Class, 0.45%(c)
                (cost: $21,285)                                                                             21,285
                                                                                                        ----------
              Total Money Market Instruments (cost: $47,473)                                                47,473
                                                                                                        ----------

              TOTAL INVESTMENTS (COST: $2,939,669)                                                      $3,412,882
                                                                                                        ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                         VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                                LEVEL 1            LEVEL 2         LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                    $3,354,514            $ 3,207              $-        $3,357,721
  Preferred Stocks                                      1,959                  -               -             1,959
  Rights                                                4,030                513               -             4,543
  Exchange-Traded Funds                                 1,186                  -               -             1,186

Money Market Instruments:
  Commercial Paper                                          -              26,188              -            26,188
  Money Market Funds                                   21,285                   -              -            21,285
------------------------------------------------------------------------------------------------------------------
Total                                              $3,382,974            $ 29,908             $-        $3,412,882
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

                                FAIR VALUE LEVEL TRANSFERS
                                --------------------------

For the period of June 1, 2015, through May 31, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                            TRANSFERS INTO              TRANSFERS INTO              TRANSFERS INTO
                                                  (OUT OF)                    (OUT OF)                    (OUT OF)
ASSETS ($ IN 000s)                                 LEVEL 1                     LEVEL 2                     LEVEL 3
------------------------------------------------------------------------------------------------------------------
Common Stocks(I)                                $3,237,961                 $(3,237,961)                         $-
------------------------------------------------------------------------------------------------------------------
Total                                           $3,237,961                 $(3,237,961)                         $-
------------------------------------------------------------------------------------------------------------------

(I) Transferred from Level 2 to Level 1 due to an assessment of events at the beginning of the reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S.
    securities markets. Such adjustments were not made at the end of the current reporting period.

================================================================================

40  | USAA INTERNATIONAL FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR     American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
            dollars.

    REIT    Real estate investment trust

o   SPECIFIC NOTES

    (a)  Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by
         Rule 144A, and as such has been deemed liquid by USAA Asset Management
         Company (the Manager) under liquidity guidelines

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

         approved by USAA Mutual Funds Trust's Board of Trustees (the Board),
         unless otherwise noted as illiquid.

    (b)  Security was fair valued at May 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $3,720,000, which represented 0.1% of the Fund's net assets.

    (c)  Rate represents the money market fund annualized seven-day yield at
         May 31, 2016.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

42  | USAA INTERNATIONAL FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,939,669)                                      $3,412,882
   Cash                                                                                                          3
   Cash denominated in foreign currencies (identified cost of $4,376)                                        4,378
   Receivables:
      Capital shares sold                                                                                    5,114
      USAA Asset Management Company (Note 6D)                                                                    2
      Dividends and interest                                                                                15,736
      Securities sold                                                                                        1,419
   Unrealized appreciation on foreign currency contracts held, at value                                          2
                                                                                                        ----------
         Total assets                                                                                    3,439,536
                                                                                                        ----------
LIABILITIES
   Payables:
      Securities purchased                                                                                   2,081
      Capital shares redeemed                                                                                1,636
   Accrued management fees                                                                                   2,143
   Accrued transfer agent's fees                                                                                53
   Other accrued expenses and payables                                                                         245
                                                                                                        ----------
         Total liabilities                                                                                   6,158
                                                                                                        ----------
            Net assets applicable to capital shares outstanding                                         $3,433,378
                                                                                                        ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                      $3,001,270
   Accumulated undistributed net investment income                                                          34,070
   Accumulated net realized loss on investments and futures transactions                                   (74,961)
   Net unrealized appreciation of investments                                                              473,213
   Net unrealized depreciation of foreign currency translations                                               (214)
                                                                                                        ----------
            Net assets applicable to capital shares outstanding                                         $3,433,378
                                                                                                        ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,430,667/54,190 shares outstanding)                                  $    26.40
                                                                                                        ==========
      Institutional Shares (net assets of $1,996,349/75,800
         shares outstanding)                                                                            $    26.34
                                                                                                        ==========
      Adviser Shares (net assets of $6,362/242 shares outstanding)                                      $    26.31
                                                                                                        ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $8,072)                                                    $ 85,813
   Interest                                                                                                     83
                                                                                                          --------
      Total income                                                                                          85,896
                                                                                                          --------
EXPENSES
   Management fees                                                                                          25,129
   Administration and servicing fees:
      Fund Shares                                                                                            2,541
      Institutional Shares                                                                                   1,650
      Adviser Shares                                                                                            10
   Transfer agent's fees:
      Fund Shares                                                                                            2,930
      Institutional Shares                                                                                   1,650
   Distribution and service fees (Note 6F):
      Adviser Shares                                                                                            17
   Custody and accounting fees:
      Fund Shares                                                                                              496
      Institutional Shares                                                                                     485
      Adviser Shares                                                                                             2
   Postage:
      Fund Shares                                                                                              145
      Institutional Shares                                                                                      56
   Shareholder reporting fees:
      Fund Shares                                                                                               70
      Institutional Shares                                                                                       9
   Trustees' fees                                                                                               28
   Registration fees:
      Fund Shares                                                                                               60
      Institutional Shares                                                                                      57
      Adviser Shares                                                                                            18
   Professional fees                                                                                           245
   Other                                                                                                        49
                                                                                                          --------
         Total expenses                                                                                     35,647
   Expenses reimbursed:
      Adviser Shares                                                                                            (6)
                                                                                                          --------
         Net expenses                                                                                       35,641
                                                                                                          --------
NET INVESTMENT INCOME                                                                                       50,255
                                                                                                          --------

================================================================================

44  | USAA INTERNATIONAL FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized loss on:
      Investments (net of foreign taxes withheld of $7)                                                    (35,821)
      Foreign currency transactions                                                                         (1,388)
      Futures transactions                                                                                     (71)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                         (355,898)
      Foreign currency translations                                                                            170
                                                                                                         ---------
         Net realized and unrealized loss                                                                 (393,008)
                                                                                                         ---------
Decrease in net assets resulting from operations                                                         $(342,753)
                                                                                                         =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

------------------------------------------------------------------------------------------------------------------
                                                                                       2016                   2015
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                         $   50,255             $   51,679
   Net realized gain (loss) on investments                                          (35,821)               172,611
   Net realized loss on foreign currency transactions                                (1,388)                  (674)
   Net realized loss on futures transactions                                            (71)                     -
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                  (355,898)              (150,239)
      Foreign currency translations                                                     170                   (280)
                                                                                 ---------------------------------
      Increase (decrease) in net assets resulting
         from operations                                                           (342,753)                73,097
                                                                                 ---------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                   (24,704)               (30,715)
      Institutional Shares                                                          (20,957)               (29,991)
      Adviser Shares                                                                    (69)                   (99)
                                                                                 ---------------------------------
         Total distributions of net investment income                               (45,730)               (60,805)
                                                                                 ---------------------------------
   Net realized gains:
      Fund Shares                                                                   (73,981)               (23,717)
      Institutional Shares                                                          (58,193)               (21,727)
      Adviser Shares                                                                   (277)                   (95)
                                                                                 ---------------------------------
         Total distributions of net realized gains                                 (132,451)               (45,539)
                                                                                 ---------------------------------
      Distributions to shareholders                                                (178,181)              (106,344)
                                                                                 ---------------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                     (210,382)               136,320
   Institutional Shares                                                             462,715                 34,050
   Adviser Shares                                                                       (31)                  (128)
                                                                                 ---------------------------------
      Total net increase in net assets from capital
         share transactions                                                         252,302                170,242
                                                                                 ---------------------------------
   Capital contribution from USAA Transfer
      Agency Company
      Fund Shares                                                                         -                     15
                                                                                 ---------------------------------
   Net increase (decrease) in net assets                                           (268,632)               137,010
NET ASSETS
   Beginning of year                                                              3,702,010              3,565,000
                                                                                 ---------------------------------
   End of year                                                                   $3,433,378             $3,702,010
                                                                                 =================================
Accumulated undistributed net investment income:
   End of year                                                                   $   34,070             $   29,860
                                                                                 =================================

See accompanying notes to financial statements.

================================================================================

46  | USAA INTERNATIONAL FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company
Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA International Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: International Fund Shares (Fund
Shares), International Fund Institutional Shares (Institutional Shares), and
International Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A.  SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
    established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management
    Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the
    New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or

================================================================================

48  | USAA INTERNATIONAL FUND

================================================================================

        the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain equity securities traded in inactive markets generally are categorized in Level
        2 of the fair value hierarchy.

    2.  Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s)
        will monitor for events that would materially affect the value of the
        Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the
        Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on events that occur on a fairly

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

        regular basis (such as U.S. market movements) are significant and are categorized in Level 2 of the fair value hierarchy.

    3.  Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4.  Short-term debt securities with original or remaining maturities of
        60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6.  Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    7.  In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

50  | USAA INTERNATIONAL FUND

================================================================================

        Level 2 securities include equity securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B.  FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted)
    in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C.  DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at May 31, 2016, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses.
    When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE
    YEAR ENDED MAY 31, 2016 (IN THOUSANDS)

                                                                               CHANGE IN
                                                                               UNREALIZED
    DERIVATIVES NOT                                                            APPRECIATION/
    ACCOUNTED FOR AS        STATEMENT OF               REALIZED GAIN (LOSS)    (DEPRECIATION)
    HEDGING INSTRUMENTS     OPERATIONS LOCATION        ON DERIVATIVES          ON DERIVATIVES
---------------------------------------------------------------------------------------------
    Equity contracts        Net realized loss on            $(71)                    $-
                            Futures transactions
---------------------------------------------------------------------------------------------

D.  FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

================================================================================

52  | USAA INTERNATIONAL FUND

================================================================================

    investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E.  INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-
    dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F.  FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1.  Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2.  Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
        Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

        trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G.  EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the
    Fund's expenses. For the year ended May 31, 2016, brokerage commission recapture credits reduced the expenses of the Fund Shares, Institutional
    Shares, and Adviser Shares each by less than $500. For the year ended May
    31, 2016 there were no custodian and other bank credits.

H.  REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the
    Fund as an addition to paid in capital. For the year ended May 31, 2016, the
    Adviser Shares charged redemption fees of less than $500.

I.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of

================================================================================

54  | USAA INTERNATIONAL FUND

================================================================================

    representations and warranties that provide general indemnifications. The
    Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended May 31, 2016, the Fund paid CAPCO facility fees of $19,000, which represents 4.8% of the total fees paid to CAPCO by the USAA Funds. The
Fund had no borrowings under this agreement during the year ended May 31, 2016.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.
generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, foreign capital gain tax reclass, passive foreign investment company and distribution adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $315,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2016, and 2015, was as follows:

                                                                  2016                2015
                                                              --------------------------------
Ordinary income*                                              $ 45,730,000        $ 60,805,000
Long-term realized capital gain                                132,451,000          45,539,000
                                                              ------------        ------------
   Total distributions paid                                   $178,181,000        $106,344,000
                                                              ============        ============

As of May 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                      38,654,000
Accumulated capital and other losses                                               (61,490,000)
Unrealized appreciation of investments                                             454,944,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and passive foreign investment company adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

56  | USAA INTERNATIONAL FUND

================================================================================

At May 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended May 31, 2016, the Fund deferred to June 1, 2016, post October capital losses of $61,490,000.

For the year ended May 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the
Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2016, were $2,159,360,000 and
$2,064,143,000, respectively.

As of May 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $2,957,724,000.

Gross unrealized appreciation and depreciation of investments as of May 31,
2016, for federal income tax purposes, were $682,963,000 and $227,805,000, respectively, resulting in net unrealized appreciation of $455,158,000.

(5) CAPITAL SHARE TRANSACTIONS

At May 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                                 YEAR ENDED                        YEAR ENDED
                                                                MAY 31, 2016                      MAY 31, 2015
------------------------------------------------------------------------------------------------------------------
                                                         SHARES          AMOUNT            SHARES         AMOUNT
                                                        ----------------------------------------------------------
FUND SHARES:
Shares sold                                              10,260        $ 283,916           11,645        $ 347,623
Shares issued from
  reinvested dividends                                    3,602           97,298            1,861           53,586
Shares redeemed                                         (23,072)        (591,596)          (8,871)        (264,889)
                                                        ----------------------------------------------------------
Net increase (decrease) from capital
  share transactions                                     (9,210)       $(210,382)           4,635        $ 136,320
                                                        ==========================================================
INSTITUTIONAL SHARES:
Shares sold                                              29,576        $ 741,544            7,935        $ 237,154
Shares issued from
  reinvested dividends                                    2,937           79,129            1,802           51,699
Shares redeemed                                         (13,038)        (357,958)          (8,620)        (254,803)
                                                        ----------------------------------------------------------
Net increase from capital
  share transactions                                     19,475        $ 462,715            1,117        $  34,050
                                                        ==========================================================
ADVISER SHARES:
Shares sold                                                   1        $      24                1        $      34
Shares issued from
  reinvested dividends                                        -*               3                -*               1
Shares redeemed**                                            (2)             (58)              (5)            (163)
                                                        ----------------------------------------------------------
Net decrease from capital
  share transactions                                         (1)       $     (31)              (4)       $    (128)
                                                        ==========================================================

*Represents less than 500 shares.
**Net of redemption fees, if any

(6) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the
    Manager is responsible for managing the business and affairs of the Fund.
    The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more

================================================================================

58  | USAA INTERNATIONAL FUND

================================================================================

    subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The
    Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to
    100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper International Funds Index. The Lipper
    International Funds Index tracks the total return performance of the 30 largest funds in the Lipper International Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                         ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                      (IN BASIS POINTS)(1)
    --------------------------------------------------------------------------------
    +/- 100 to 400                                            +/- 4
    +/- 401 to 700                                            +/- 5
    +/- 701 and greater                                       +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper International Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended May 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $25,129,000, which included no performance adjustments for the Fund Shares and Institutional Shares, and a
    performance adjustment of $(1,000) and (0.01)% for the Adviser Shares.

B.  SUBADVISORY ARRANGEMENT(S) - Effective August 26, 2015, the Manager
    entered into Investment Subadvisory Agreements with Wellington Management
    Company LLP (Wellington Management) and Lazard Asset Management (Lazard).
    Prior to the addition of these subadvisers, MFS Investment Management (MFS)
    was the only subadviser of the Fund. The Manager entered into an Investment
    Subadvisory Agreement with Lazard, MFS, and Wellington Management under which Lazard, MFS, and Wellington Management each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Lazard a subadvisory fee in the annual amount of 0.50% for assets up to $100 million, 0.45% for assets over $100 million up to $250 million, 0.40% for assets over $250 million up to $600 million, and 0.375% for assets over $600 million on the portion of the
    Fund's average net assets that Lazard manages. For the period of August 26,
    2015, through May 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Lazard, of $1,740,000.

    The Manager (not the Fund) pays MFS a subadvisory fee based on the aggregate average net assets in the USAA International Fund and the USAA World Growth
    Fund combined, in an annual amount of 0.33%

================================================================================

60  | USAA INTERNATIONAL FUND

================================================================================

    on the first $2 billion of assets, 0.30% of assets over $2 billion and up to
    $3 billion, and 0.25% on assets over $3 billion on the portion of the Fund's average net assets that MFS manages. For the year ended May 31, 2016, the
    Manager incurred subadvisory fees with respect to the Fund, paid or payable to MFS, of $7,689,000.

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.45% on the first $700 million and 0.425% on assets over $700 million of the portion of the Fund's average net assets that
    Wellington Management manages. For the period of August 26, 2015 through May
    31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management, of $1,773,000.

C.  ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the
    Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and
    0.10% of average net assets of the Institutional Shares. For the year ended
    May 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares
    incurred administration and servicing fees, paid or payable to the Manager, of $2,541,000, $1,650,000, and $10,000, respectively.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2016, the Fund reimbursed the Manager $89,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D.  EXPENSE LIMITATION - The Manager agreed, through October 1, 2016, to limit the total annual operating expenses of the Adviser Shares to 1.35% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser
    Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2016, without approval of the Board, and may be changed or terminated by the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

    Manager at any time after that date. For the year ended May 31, 2016, the
    Adviser Shares incurred reimbursable expenses of $6,000, of which $2,000 was a receivable from the Manager.

E.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses.
    SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the
    Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2016, the Fund Shares, Institutional Shares, and
    Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of
    $2,930,000, $1,650,000, and less than $500, respectively. Additionally, the
    Fund recorded a capital contribution from SAS of less than $500 at May 31,
    2016, for adjustments related to corrections to certain shareholder transactions.

F.  DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser
    Shares. Under the plan, the Adviser Shares pay fees to USAA Investment
    Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser
    Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge.
    For the year ended May 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $17,000.

G.  UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive
    12b-1 fees as described above, with respect to Adviser Shares.

================================================================================

62  | USAA INTERNATIONAL FUND

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of May 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                               0.2
Cornerstone Equity                                                     0.9
Target Retirement Income                                               0.7
Target Retirement 2020                                                 2.0
Target Retirement 2030                                                 4.8
Target Retirement 2040                                                 6.0
Target Retirement 2050                                                 3.4
Target Retirement 2060                                                 0.2

The Manager is indirectly wholly owned by United Services Automobile
Association (USAA), a large, diversified financial services institution. At May
31, 2016, USAA and its affiliates owned 240,000 Adviser Shares, which represents 99.2% of the Adviser Shares and 0.2% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                     YEAR ENDED MAY 31,
                             -------------------------------------------------------------------------------------------
                                   2016               2015                2014                 2013                 2012
                             -------------------------------------------------------------------------------------------
Net asset value at
  beginning of period        $    30.90         $    31.25          $    27.29           $    21.59           $    26.30
                             -------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .35(a)             .38                 .34(a)               .32(a)               .35
  Net realized and
    unrealized gain (loss)        (3.34)(a)            .16                3.86(a)              5.71(a)             (4.76)
                             -------------------------------------------------------------------------------------------
Total from investment
  operations                      (2.99)(a)            .54                4.20(a)              6.03(a)             (4.41)
                             -------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.37)              (.50)               (.24)                (.33)                (.30)
  Realized capital gains          (1.14)              (.39)                  -                    -                    -
                             -------------------------------------------------------------------------------------------
Total distributions               (1.51)              (.89)               (.24)                (.33)                (.30)
                             -------------------------------------------------------------------------------------------
Net asset value at
  end of period              $    26.40         $    30.90          $    31.25           $    27.29           $    21.59
                             ===========================================================================================
Total return (%)*                 (9.75)              1.97               15.44                28.01               (16.71)
Net assets at
  end of period (000)        $1,430,667         $1,958,773          $1,836,335           $1,509,000           $1,587,445
Ratios to average
  net assets:**
  Expenses (%)(b)                  1.13               1.12                1.16                 1.21                 1.21
  Net investment income (%)        1.27               1.42                1.16                 1.27                 1.56
Portfolio turnover (%)               62(c)              17                  14                   20                   17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $1,691,286,000.
(a) Calculated using average shares. For the year ended May 31, 2016, average shares were 60,758,000.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   (.00%)(+)             -                (.00%)(+)            (.00%)(+)            (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(c) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

64  | USAA INTERNATIONAL FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                     YEAR ENDED MAY 31,
                             -------------------------------------------------------------------------------------------
                                   2016               2015                2014                 2013                 2012
                             -------------------------------------------------------------------------------------------
Net asset value at
  beginning of period        $    30.82         $    31.17          $    27.23           $    21.59           $    26.32
                             -------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .47(a)             .46                 .38                  .42(a)               .45
  Net realized and
    unrealized gain (loss)        (3.42)(a)            .12                3.85                 5.65(a)             (4.82)
                             -------------------------------------------------------------------------------------------
Total from investment
  operations                      (2.95)(a)            .58                4.23                 6.07(a)             (4.37)
                             -------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.39)              (.54)               (.29)                (.43)                (.36)
  Realized capital gains          (1.14)              (.39)                  -                    -                    -
                             -------------------------------------------------------------------------------------------
Total distributions               (1.53)              (.93)               (.29)                (.43)                (.36)
                             -------------------------------------------------------------------------------------------
Net asset value at
  end of period              $    26.34         $    30.82          $    31.17           $    27.23           $    21.59
                             ===========================================================================================
Total return (%)*                 (9.61)              2.11               15.60                28.23               (16.54)
Net assets at
  end of period (000)        $1,996,349         $1,735,756          $1,720,967           $1,235,652           $  443,089
Ratios to average
  net assets:**
  Expenses (%)(b)                  1.00                .99                1.01                 1.02                  .99
  Net investment income (%)        1.74               1.53                1.33                 1.65                 1.94
Portfolio turnover (%)               62(c)              17                  14                   20                   17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $1,649,593,000.
(a) Calculated using average shares. For the year ended May 31, 2016, average shares were 61,426,000.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                   (.00%)(+)             -                (.00%)(+)            (.00%)(+)            (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(c) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                     YEAR ENDED MAY 31,
                             -------------------------------------------------------------------------------------------
                                   2016               2015                2014                 2013                 2012
                             -------------------------------------------------------------------------------------------
Net asset value at
 beginning of period         $    30.77         $    31.13          $    27.17           $    21.54           $    26.24
                             -------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .31                .32                 .25                  .23                  .28
  Net realized and
    unrealized gain (loss)        (3.35)               .12                3.84                 5.69                (4.75)
                             -------------------------------------------------------------------------------------------
Total from investment
  operations                      (3.04)               .44                4.09                 5.92                (4.47)
                             -------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.28)              (.41)               (.13)                (.29)                (.23)
  Realized capital gains          (1.14)              (.39)                  -                    -                    -
                             -------------------------------------------------------------------------------------------
Total distributions               (1.42)              (.80)               (.13)                (.29)                (.23)
                             -------------------------------------------------------------------------------------------
Redemption fees added to
  beneficial interests              .00(e)               -                   -                    -                    -
                             -------------------------------------------------------------------------------------------
Net asset value at
  end of period              $    26.31         $    30.77          $    31.13           $    27.17           $    21.54
                             ===========================================================================================
Total return (%)*                 (9.94)              1.62               15.10                27.56               (17.00)
Net assets at
  end of period (000)        $    6,362         $    7,481          $    7,698           $    6,641           $    5,223
Ratios to average
  net assets:**
  Expenses (%)(c)                  1.37(b)            1.44(a)             1.46                 1.55                 1.55
  Expenses, excluding
    reimbursements (%)(c)          1.46               1.51                1.46                 1.68                 1.76
  Net investment income (%)        1.14               1.07                 .85                  .97                 1.20
Portfolio turnover (%)               62(d)              17                  14                   20                   17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $6,650,000.
(a) Prior to October 1, 2014, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 1.55% of their annual average net assets.
(b) Prior to October 1, 2015, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 1.40% of their annual average net assets.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   (.00%)(+)             -                (.00%)(+)            (.00%)(+)            (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(d) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.
(e) Represents less than $0.01 per share.

================================================================================

66  | USAA INTERNATIONAL FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service
(12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs"
(in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2015, through May 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid
During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  67

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the
Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled
"hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                   EXPENSES PAID
                                     BEGINNING                ENDING               DURING PERIOD*
                                   ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2015-
                                  DECEMBER 1, 2015         MAY 31, 2016             MAY 31, 2016
                                  ----------------------------------------------------------------
FUND SHARES
Actual                               $1,000.00               $ 971.00                   $5.67
Hypothetical
 (5% return before expenses)          1,000.00               1,019.25                    5.81

INSTITUTIONAL SHARES
Actual                                1,000.00                 972.00                    4.93
Hypothetical
 (5% return before expenses)          1,000.00               1,020.00                    5.05

ADVISER SHARES
Actual                                1,000.00                 970.30                    6.67
Hypothetical
 (5% return before expenses)          1,000.00               1,018.30                    6.83

*Expenses are equal to the annualized expense ratio of 1.15% for Fund Shares,
 1.00% for Institutional Shares, and 1.35% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (2.90)% for Fund Shares, (2.80)% for Institutional
 Shares, and (2.97)% for Adviser Shares for the six-month period of December
 1, 2015, through May 31, 2016.

================================================================================

68  | USAA INTERNATIONAL FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2016

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the
Fund and the Subadvisory Agreements between the Manager and the Subadvisers with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and
the Manager and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the
Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the
Manager; and (iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent legal counsel retained by the
Independent Trustees (Independent Counsel) and received materials from such
Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory
Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements
with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the
Fund's performance and related services provided by the Manager and by the
Subadvisers. At the meeting at which the renewal of the Advisory Agreement and
Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund.
However, the Board noted that the evaluation process with respect to the
Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory
Agreements included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory
Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of
Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

================================================================================

70  | USAA INTERNATIONAL FUND

================================================================================

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the
Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution,"
also was considered. The Manager's role in coordinating the activities of the
Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory
Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the
Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the
Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the advisory fees and total expense ratio of the
Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The
Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any

================================================================================

                                                     ADVISORY AGREEMENT(S) |  71

================================================================================

performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including the performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory
Agreement relating to the Fund are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results.
The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the
"performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the
Fund's performance was above the average of its performance universe and its
Lipper index for the one-, three-, five-, and ten-year periods ended December
31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 35% of its performance universe for the one-year period ended
December 31, 2015, was in the bottom 50% of its performance universe for the three-year period ended December 31, 2015, was in the top 25% of its performance universe for the five-year period ended December 31, 2015, and was in the top 20% of its performance universe for the ten-year period ended
December 31, 2015.

================================================================================

72  | USAA INTERNATIONAL FUND

================================================================================

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the
Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board considered the fact that the
Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the
Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  73

================================================================================

performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the
Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving the Fund's Subadvisory Agreements, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the
Subadvisory Agreements. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreements. In approving the Subadvisory Agreements, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The
Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each
Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadvisers, whether the method of

================================================================================

74  | USAA INTERNATIONAL FUND

================================================================================

compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the
Manager's monitoring processes of the Subadvisers include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadvisers.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadvisers. In considering the cost of services to be provided by the Subadvisers and the profitability to the Subadvisers of their relationship with the Fund, the Trustees noted that the fees under the
Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadvisers from their relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreements. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering the Subadvisory
Agreements, although the Board noted that the Subadvisory Agreements contains breakpoints in their fee schedules.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadvisers charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the
Manager and that, in turn, the Manager pays a subadvisory fee to the
Subadvisers. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December
31, 2015, as compared to the Fund's respective peer group and noted that the
Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  75

================================================================================

performance, investment style, and risk-adjusted performance of the Subadviser.
The Board was mindful of the Manager's focus on each Subadviser's performance.
The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the
Subadvisory Agreements, among others: (i) the Subadvisers are qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadvisers maintain appropriate compliance programs; (iii)
the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; and (iv) the
Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadvisers. Based on its conclusions, the Board determined that approval of the Subadvisory
Agreements with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

76  | USAA INTERNATIONAL FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the
USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the
Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the Funds' Trustees, you may call
(800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the Funds'
statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present);
Director of USAA Asset Management Company (AMCO) (12/11-present); Director of
USAA Investment Management Company (IMCO) (10/09-present); President, IMCO
(10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA
Shareholder Account Services (SAS) (10/09-present); Senior Vice President of
USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present);
Director of FPS (12/13-present); President and Director of USAA Investment
Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr.
McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research
Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

78  | USAA INTERNATIONAL FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an
investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and
Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley
brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr.
McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since
10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr.
McNamara also has experience serving as a fund director as well as four years'
experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of
Business at Rice University (07/13-present); Associate Professor of Finance at
Jesse H. Jones Graduate School of Business at Rice University (07/01-present);
Academic Director, El Paso Corporation Finance Center at Jesse H. Jones
Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek
brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

80  | USAA INTERNATIONAL FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the
USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of
       1940.
   (2) Member of Executive Committee.
   (3) Member of Audit and Compliance Committee.
   (4) Member of Product Management and Distribution Committee.
   (5) Member of Corporate Governance Committee.
   (6) Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds,
       P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee
       Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee
       Financial Expert by the Funds' Board.
   (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment
Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio
Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President,
Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice
President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG
General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel
(11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13);
Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO,
AMCO, SAS, and ICORP.

================================================================================

82  | USAA INTERNATIONAL FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA
(11/14-present); Executive Director, Lead Securities Attorney, FASG General
Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr.
Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA
(12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO,
(04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  83

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA
(04/13-present); Director, Institutional Asset Management Compliance, AMCO
(03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO
(06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment
        Company Act of 1940.

================================================================================

84  | USAA INTERNATIONAL FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210)
531-8722; (ii) at usaa.com; and (iii) in summary within the Statement of
Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i)
at USAA.COM; and (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   23409-0716                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                                       [GRAPHIC OF USAA MANAGED ALLOCATION FUND]

===============================================================

         ANNUAL REPORT
         USAA MANAGED ALLOCATION FUND
         MAY 31, 2016

===============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AN INVESTMENT PLAN CAN KEEP US FROM MAKING
HASTY PORTFOLIO DECISIONS BASED ON MARKET           [PHOTO OF BROOKS ENGLEHARDT]
TURMOIL, WHILE GIVING US FLEXIBILITY TO TAKE
ADVANTAGE OF ATTRACTIVE OPPORTUNITIES WHEN
THEY ARISE."

--------------------------------------------------------------------------------

JULY 2016

Global equity markets were volatile during the reporting period ended May 31,
2016. Concerns about the global economy--especially worries about China's growth and the potential "Brexit"--fueled the turmoil. Global stocks sold off in August to September 2015 and then again during the first six weeks of 2016. Both declines were followed by strong rallies. By the end of the reporting period, the broad U.S. stock market had generated a modest gain, but non-U.S. stocks stayed in negative territory.

U.S. stocks were able to recover their losses, in our opinion, because the U.S.
economy continued to grow (albeit slowly) and U.S. employers continued to add jobs. Market participants may have believed there was little chance of a recession in the near term. We remain cautious about the U.S. economic outlook at the time of this writing. Overall, in 2016, we expect the economy to continue running low and slow, with the weak 0.8% growth recorded in the first quarter of
2016 supporting this assessment.

Surprisingly, despite the disappointing economic data, investors were able to shrug off news of bad earnings during the reporting period. In the first quarter of 2016, companies comprising the S&P 500(R) Index suffered their fourth consecutive quarter of year-over-year earnings declines. Some commentators argued that the news was not that dismal if you factored out energy and metals and mining companies. At USAA Investments, we take the data as it is, not as we would prefer it to be. Indeed, we anticipate that corporate earnings will decline again in the second quarter of 2016. We also expect that revenues will continue to fall. To compensate for this, many companies have cut operating costs, reduced capital spending, and bought back their shares. However, we think they may have extracted most of what they can with these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Meanwhile, the Federal Reserve (the Fed) started raising interest rates during the reporting period, lifting the federal funds target rate by 0.25% in December
2015. At the same time, Fed policymakers mentioned that four

================================================================================

================================================================================

interest rate increases were likely for 2016. They subsequently cut this projection to two interest rate increases, largely because of global market turmoil and weaker-than-expected U.S. economic data during the first quarter of
2016. In early June 2016, after a disappointing employment rate, investors appeared to dial back expectations further, pricing in just a single interest rate increase in 2016. At USAA Investments, we have believed for some time that
Fed policymakers are unlikely to raise interest rates rapidly because they do not want to jeopardize U.S. economic growth. We continue to believe one or two interest rate increases are likely in 2016. While there is a chance that inflation measures may turn higher, we believe those pressures are likely to be temporary.

Looking ahead, we expect market turbulence to continue. In volatile times, it can be a challenge to find investments that provide adequate compensation relative to the risk assumed. This is one reason we should all have an investment plan. An investment plan can help us stay focused on what is most important--our objectives, time horizon, and risk tolerance. An investment plan can keep us from making hasty portfolio decisions based on market turmoil, while giving us flexibility to take advantage of attractive opportunities when they arise. Time horizon is critical. After all, dramatic price movements like those seen during the reporting period can smooth into smaller dips in the long term.
If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead we will continue monitoring market conditions, global events, economic trends, Fed monetary policy, and other factors that could potentially affect your investments. We remain committed to providing you with our best advice, top-notch service, and a variety of mutual funds. At USAA Investments, we look forward to continuing to help you with your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities markets. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                              8

    Report of Independent Registered Public Accounting Firm                    9

    Portfolio of Investments                                                  10

    Notes to Portfolio of Investments                                         11

    Financial Statements                                                      12

    Notes to Financial Statements                                             15

EXPENSE EXAMPLE                                                               25

ADVISORY AGREEMENT(S)                                                         27

TRUSTEES' AND OFFICERS' INFORMATION                                           32

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

207216-0716

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA MANAGED ALLOCATION FUND (THE FUND) SEEKS TO MAXIMIZE TOTAL RETURN,
CONSISTING PRIMARILY OF CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in U.S. and/or foreign (to include emerging markets)
equity securities and fixed-income securities through investments in shares of other investment companies, including exchange-traded funds (ETFs) and real estate securities, including real estate investment trusts (REITs). Consistent with its investment strategy, the Fund may at times invest directly in U.S.
and/or foreign equity securities and fixed-income securities, as well as derivatives, including futures contracts, and hedge funds.*

*The Fund is not offered for sale directly to the general public and currently is available for investment through a USAA discretionary managed account program. The Fund may be offered to other persons and legal entities that USAA
 Asset Management Company may approve from time to time. There are no minimum initial or subsequent purchase payment amounts for investments in the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company
    JOHN P. TOOHEY, CFA                                   R. MATTHEW FREUND, CFA
    WASIF A. LATIF                                        ARNOLD J. ESPE, CFA
    LANCE HUMPHREY, CFA*

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The prospect of slowing global growth, together with volatile energy prices and uncertainty about Federal Reserve (the Fed) policy, acted as a headwind to most segments of the financial markets during the reporting period ended
    May 31, 2016.

    Global equities generally lost ground during the reporting period. While large-cap U.S. equities produced a modest gain, U.S. small-cap stocks, developed-market stocks, and the emerging markets all closed in the red.
    Two large selloffs--the first in August to September 2015, and the second in January 2016--accounted for the majority of the losses, offsetting positive returns during the rest of the reporting period.

    The first downturn largely stemmed from investors' expectation that the Fed was set to move off of its long-standing policy of zero interest rates at its September 2015 meeting. The Fed in fact held rates steady in September of 2015, a positive surprise that fueled a short-lived recovery in financial assets. The Fed ultimately raised interest rates by a quarter point in December of 2015, its first interest rate increase in more than nine years. Although this move was well-anticipated by the markets--
    meaning that it had only a limited short-term impact on stock prices--it nonetheless raised fears that the Fed would raise rates several times during 2016. This concern, together with evidence of slowing global growth
    and

    *Effective March 9, 2016, Lance Humphrey began co-managing the Fund.

================================================================================

2  | USAA MANAGED ALLOCATION FUND

================================================================================

    worries about the potential effects of plunging oil prices, were the key factors in the sell-off that occurred at the start of 2016. Despite this rough start, the markets quickly reversed course in mid-February of 2016 after the central banks in Europe and Japan surprised investors by announcing aggressive, growth-oriented shifts in their monetary policies.
    Even though stocks moved well off of their February 2016 lows in the subsequent rally, the recovery was not enough to overcome their earlier weakness.

    The slow-growth environment, while challenging for equities, was a distinct positive for the interest-rate sensitive segments of the bond market.
    Intermediate- and longer-term U.S. Treasuries performed particularly well, as the backdrop of sluggish growth and low inflation offset the prospect of tighter Fed policy. Investment-grade corporate bonds also delivered gains.
    After producing shaky returns through most of the year, corporate bonds rallied late in the reporting period after the drop in short-term interest rates to below-zero levels in Europe and Japan fueled renewed demand for higher-yielding assets. While the investment-grade market performed well for the full year, high-yield bonds posted a loss. The bulk of the shortfall occurred in the second half of 2015, when the asset class was pressured by elevated investor risk aversion and worries that falling commodity prices would lead to increased defaults among smaller energy and mining issuers.

o   HOW DID THE USAA MANAGED ALLOCATION FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    For the reporting period ended May 31, 2016, the Fund had a total return of
    -6.13%. This compares to returns of 1.72% for the S&P 500(R) Index and 2.99%
    for the Barclays U.S. Aggregate Bond Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    This Fund is designed to provide us with flexibility in implementing our tactical asset allocation shifts within USAA's Managed Portfolios (UMP).
    By using the Fund in this manner, we are able to make allocation changes more quickly and with less disruption to the Managed Portfolios. The Fund primarily invests in exchange-traded funds (ETFs) to implement its asset allocation strategy because ETFs generally are highly liquid vehicles that allow us to apply our tactical asset allocation decisions quickly and efficiently. The Fund's asset allocations, therefore, reflect the need to round out the UMP, rather than an active strategy.

    With this in mind, the Fund's positions in funds linked to equities--
    particularly those in the international markets--detracted from the Fund's performance during the reporting period. The Fund's fixed-income positions generally had a positive impact on results, with the exception of those invested in the high-yield market. The Fund's allocations shifted during the course of the reporting period to meet the tactical needs of the UMP, and it closed with positions in domestic investment-grade bonds, emerging-market bonds, intermediate-term U.S. Treasuries, and emerging-market equities.

    Thank you for allowing us to help you manage your investments.

    Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Exchange-traded funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss.

================================================================================

4  | USAA MANAGED ALLOCATION FUND

================================================================================

INVESTMENT OVERVIEW USAA MANAGED ALLOCATION FUND (THE FUND)
(Ticker Symbol: UMAFX)

--------------------------------------------------------------------------------
                                         5/31/16                      5/31/15
--------------------------------------------------------------------------------
Net Assets                           $708.6 Million               $1.4 Billion
Net Asset Value Per Share               $10.90                       $11.99

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
    1 YEAR                        5 YEAR              SINCE INCEPTION 2/01/10
    -6.13%                        2.93%                        5.06%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/15*
--------------------------------------------------------------------------------
                                      0.97%
               (includes acquired fund fees and expenses of 0.23%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]
                                              USAA MANAGED            BARCLAYS U.S.
                     S&P 500 INDEX           ALLOCATION FUND      AGGREGATE BOND INDEX
01/31/10              $10,000.00              $10,000.00              $10,000.00
02/28/10               10,309.77               10,200.00               10,037.34
03/31/10               10,931.91               10,420.00               10,025.00
04/30/10               11,104.50               10,490.00               10,129.36
05/31/10               10,217.80               10,140.00               10,214.60
06/30/10                9,682.92                9,980.00               10,374.78
07/31/10               10,361.33               10,600.00               10,485.46
08/31/10                9,893.58               10,230.00               10,620.38
09/30/10               10,776.53               11,100.00               10,631.70
10/31/10               11,186.57               11,250.00               10,669.56
11/30/10               11,188.00               11,030.00               10,608.23
12/31/10               11,935.71               11,257.84               10,493.84
01/31/11               12,218.61               11,226.51               10,506.05
02/28/11               12,637.20               11,372.71               10,532.33
03/31/11               12,642.23               11,508.48               10,538.15
04/30/11               13,016.63               11,780.00               10,671.92
05/31/11               12,869.29               11,832.22               10,811.19
06/30/11               12,654.77               11,759.12               10,779.54
07/31/11               12,397.44               11,915.76               10,950.59
08/31/11               11,723.99               12,030.64               11,110.58
09/30/11               10,899.81               11,592.02               11,191.40
10/31/11               12,091.08               12,239.51               11,203.42
11/30/11               12,064.36               11,988.87               11,193.70
12/31/11               12,187.77               12,051.67               11,316.73
01/31/12               12,733.97               12,534.63               11,416.10
02/29/12               13,284.61               12,770.50               11,413.48
03/31/12               13,721.79               12,579.56               11,350.94
04/30/12               13,635.66               12,646.95               11,476.78
05/31/12               12,816.15               11,984.28               11,580.63
06/30/12               13,344.20               12,377.39               11,585.17
07/31/12               13,529.54               12,523.40               11,744.96
08/31/12               13,834.27               12,703.11               11,752.64
09/30/12               14,191.77               12,927.74               11,768.82
10/31/12               13,929.72               12,916.51               11,791.96
11/30/12               14,010.53               12,961.44               11,810.57
12/31/12               14,138.23               13,242.58               11,793.75
01/31/13               14,870.52               13,383.21               11,711.27
02/28/13               15,072.39               13,277.74               11,769.97
03/31/13               15,637.65               13,359.77               11,779.37
04/30/13               15,938.94               13,523.84               11,898.56
05/31/13               16,311.78               13,266.02               11,686.26
06/30/13               16,092.73               12,832.41               11,505.49
07/31/13               16,911.60               13,160.55               11,521.22
08/31/13               16,421.81               12,855.85               11,462.33
09/30/13               16,936.79               13,230.86               11,570.84
10/31/13               17,715.34               13,594.16               11,664.39
11/30/13               18,255.19               13,676.19               11,620.72
12/31/13               18,717.34               13,780.15               11,555.05
01/31/14               18,070.21               13,422.84               11,725.78
02/28/14               18,896.81               13,875.43               11,788.13
03/31/14               19,055.65               13,994.53               11,768.05
04/30/14               19,196.51               14,089.81               11,867.35
05/31/14               19,647.13               14,280.38               12,002.47
06/30/14               20,052.99               14,447.12               12,008.67
07/31/14               19,776.45               14,197.01               11,978.55
08/31/14               20,567.60               14,482.85               12,110.79
09/30/14               20,279.17               14,006.44               12,028.56
10/31/14               20,774.49               14,137.45               12,146.79
11/30/14               21,333.22               14,197.00               12,232.96
12/31/14               21,279.48               13,967.67               12,244.43
01/31/15               20,640.69               13,967.67               12,501.17
02/28/15               21,826.94               14,465.65               12,383.64
03/31/15               21,481.76               14,319.90               12,441.12
04/30/15               21,687.83               14,538.52               12,396.49
05/31/15               21,966.72               14,562.82               12,366.63
06/30/15               21,541.49               14,247.02               12,231.77
07/31/15               21,992.81               14,380.63               12,316.82
08/31/15               20,665.90               13,688.32               12,299.10
09/30/15               20,154.55               13,360.38               12,382.29
10/31/15               21,854.67               13,991.96               12,384.41
11/30/15               21,919.67               13,931.23               12,351.67
12/31/15               21,573.95               13,645.00               12,311.76
01/31/16               20,503.37               13,194.00               12,481.15
02/29/16               20,475.70               13,068.00               12,569.71
03/31/16               21,864.73               13,557.00               12,685.01
04/30/16               21,949.50               13,708.00               12,733.73
05/31/16               22,343.67               13,670.00               12,736.99
                                   [END CHART]

                       Data from 1/31/10 through 5/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Managed Allocation Fund to the following benchmarks:

o   The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o   The Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the S&P 500 Index and the Barclay U.S. Aggregate Bond Index
is calculated from the end of the month, January 31, 2010, while the inception date of the Fund is February 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

6  | USAA MANAGED ALLOCATION FUND

================================================================================

                         o ASSET ALLOCATION - 5/31/16 o

                         [PIE CHART OF ASSET ALLOCATION]
INTERNATIONAL EXCHANGE-TRADED FUNDS*                                       49.8%
FIXED-INCOME EXCHANGE-TRADED FUNDS*                                        49.6%
MONEY MARKET INSTRUMENTS                                                    0.7%

                                 [END PIE CHART]

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the
Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on page 10.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended
May 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts
(or, if subsequently determined to be different, the maximum amount allowable)
for the fiscal year ended May 31, 2016:

                DIVIDEND RECEIVED
               DEDUCTION (CORPORATE        LONG-TERM CAPITAL             QUALIFIED
                 SHAREHOLDERS)(1)         GAIN DISTRIBUTIONS(2)       INTEREST INCOME
               ------------------------------------------------------------------------
                     22.10%                  $18,210,000                 $77,000
               ------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended May 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

8  | USAA MANAGED ALLOCATION FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA MANAGED ALLOCATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Managed Allocation Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31,
2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
USAA Managed Allocation Fund at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2016

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (99.4%)

              EXCHANGE-TRADED FUNDS (99.4%)

              FIXED-INCOME EXCHANGE-TRADED FUNDS (49.6%)
 1,605,850    iShares 7-10 Year Treasury Bond ETF                                               $176,210
 1,469,050    iShares iBoxx Investment Grade Corporate Bond ETF                                  175,390
                                                                                                --------
              Total Fixed-Income Exchange-Traded Funds                                           351,600
                                                                                                --------
              INTERNATIONAL EXCHANGE-TRADED FUNDS (49.8%)
 1,569,730    iShares J.P. Morgan USD Emerging Markets Bond Fund ETF                             174,208
 5,287,620    Vanguard FTSE Emerging Markets ETF                                                 178,669
                                                                                                --------
              Total International Exchange-Traded Funds                                          352,877
                                                                                                --------
              Total Exchange-Traded Funds                                                        704,477
                                                                                                --------
              Total Equity Securities (cost: $689,404)                                           704,477
                                                                                                --------

              MONEY MARKET INSTRUMENTS (0.7%)

              MONEY MARKET FUNDS (0.7%)
 4,525,620    State Street Institutional Liquid Reserves Fund
                Premier Class, 0.45%(a) (cost: $4,526)                                             4,526
                                                                                                --------

              TOTAL INVESTMENTS (COST: $693,930)                                                $709,003
                                                                                                ========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Exchange-Traded Funds:
    Fixed-Income Exchange-Traded Funds         $351,600               $-               $-       $351,600
    International Exchange-Traded Funds         352,877                -                -        352,877

Money Market Instruments:
  Money Market Funds                              4,526                -                -          4,526
--------------------------------------------------------------------------------------------------------
Total                                          $709,003               $-               $-       $709,003
--------------------------------------------------------------------------------------------------------

For the period of June 1, 2015, through May 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

10  | USAA MANAGED ALLOCATION FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 49.8% of net assets at May
    31, 2016.

    The Fund may rely on certain Securities and Exchange Commission (SEC)
    exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at May
        31, 2016.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  11

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $693,930)                              $709,003
   Receivables:
       Capital shares sold                                                                         453
       Interest                                                                                      2
                                                                                              --------
           Total assets                                                                        709,458
                                                                                              --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                     381
   Accrued management fees                                                                         359
   Other accrued expenses and payables                                                             126
                                                                                              --------
           Total liabilities                                                                       866
                                                                                              --------
                Net assets applicable to capital shares outstanding                           $708,592
                                                                                              ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $757,632
   Accumulated undistributed net investment income                                               3,142
   Accumulated net realized loss on investments                                                (67,255)
   Net unrealized appreciation of investments                                                   15,073
                                                                                              --------
                Net assets applicable to capital shares outstanding                           $708,592
                                                                                              ========
   Capital shares outstanding, unlimited number of shares authorized,
       no par value                                                                             65,038
                                                                                              ========
   Net asset value, redemption price, and offering price per share                            $  10.90
                                                                                              ========

See accompanying notes to financial statements.

================================================================================

12  | USAA MANAGED ALLOCATION FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                  $  32,937
   Interest                                                                                         105
                                                                                              ---------
       Total income                                                                              33,042
                                                                                              ---------
EXPENSES
   Management fees                                                                                7,000
   Administration and servicing fees                                                                584
   Transfer agent's fees                                                                            584
   Custody and accounting fees                                                                      121
   Postage                                                                                          133
   Shareholder reporting fees                                                                        20
   Trustees' fees                                                                                    28
   Registration fees                                                                                152
   Professional fees                                                                                 94
   Other                                                                                             14
                                                                                              ---------
            Total expenses                                                                        8,730
                                                                                              ---------
NET INVESTMENT INCOME                                                                            24,312
                                                                                              ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on:
       Unaffiliated transactions                                                                (63,386)
       Affiliated transactions (Note 7)                                                          (3,103)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                              (77,754)
                                                                                              ---------
            Net realized and unrealized loss                                                   (144,243)
                                                                                              ---------
   Decrease in net assets resulting from operations                                           $(119,931)
                                                                                              =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------------------------------
                                                                          2016                      2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                            $   24,312                $   26,480
   Net realized gain (loss) on investments                             (66,489)                   27,675
   Change in net unrealized appreciation/(depreciation)
       of investments                                                  (77,754)                  (25,987)
                                                                    ------------------------------------
       Increase (decrease) in net assets resulting
           from operations                                            (119,931)                   28,168
                                                                    ------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               (24,927)                  (25,373)
   Net realized gains                                                  (18,210)                        -
                                                                    ------------------------------------
       Distributions to shareholders                                   (43,137)                  (25,373)
                                                                    ------------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                           251,360                   338,275
   Reinvested dividends                                                 42,890                    25,202
   Cost of shares redeemed                                            (821,204)                 (186,850)
                                                                    ------------------------------------
       Increase (decrease) in net assets from capital
           share transactions                                         (526,954)                  176,627
                                                                    ------------------------------------
   Net increase (decrease) in net assets                              (690,022)                  179,422
NET ASSETS
   Beginning of year                                                 1,398,614                 1,219,192
                                                                    ------------------------------------
   End of year                                                      $  708,592                $1,398,614
                                                                    ====================================
Accumulated undistributed net investment income:
   End of year                                                      $    3,142                $    3,757
                                                                    ====================================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                          22,700                    28,496
   Shares issued for dividends reinvested                                3,876                     2,174
   Shares redeemed                                                     (78,170)                  (15,761)
                                                                    ------------------------------------
       Increase (decrease) in shares outstanding                       (51,594)                   14,909
                                                                    ====================================

See accompanying notes to financial statements.

================================================================================

14  | USAA MANAGED ALLOCATION FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Fund qualifies as a registered investment company under
Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Managed Allocation Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to maximize total return, consisting primarily of capital appreciation. The Fund is not offered for sale directly to the general public and currently is available for investment through a USAA discretionary managed account program or other persons or legal entities that the Fund may approve from time to time.

A.  SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
    established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management
    Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the
    New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain equity securities traded in inactive markets generally are categorized in
        Level 2 of the fair value hierarchy.

    2.  Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for

================================================================================

16  | USAA MANAGED ALLOCATION FUND

================================================================================

        events that would materially affect the value of the Fund's foreign securities and, if necessary, the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on events that occur on a fairly regular basis (such as U.S.
        market movements) are significant and are categorized in Level 2 of the fair value hierarchy.

    3.  Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4.  Short-term debt securities with original or remaining maturities of
        60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6.  In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

        systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B.  FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices
    (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C.  FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D.  INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-
    dividend date. If the ex-dividend date has passed, certain dividends from

================================================================================

18  | USAA MANAGED ALLOCATION FUND

================================================================================

    foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E.  EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the
    Fund's bank accounts may be used to directly reduce the Fund's expenses.
    For the year ended May 31, 2016, there were no custodian and other bank credits.

F.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the
    Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended May 31, 2016, the Fund paid CAPCO facility fees of $7,000, which represents 1.7% of the total fees paid to CAPCO by the USAA Funds. The
Fund had no borrowings under this agreement during the year ended May 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.
generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended May 31, 2016, and
2015, was as follows:

                                                   2016                    2015
                                               -----------------------------------
Ordinary income*                               $24,927,000             $25,373,000
Long-term realized capital gain                 18,210,000                       -
                                               -----------             -----------
    Total distributions paid                   $43,137,000             $25,373,000
                                               ===========             ===========

As of May 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                           3,142,000
Accumulated capital and other losses                                   (67,255,000)
Unrealized appreciation of investments                                  15,073,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

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20  | USAA MANAGED ALLOCATION FUND

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2016, the Fund had net capital loss carryforwards of $67,255,000, for federal income tax purposes as shown in the table below. It is unlikely that the
Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                           CAPITAL LOSS CARRYFORWARDS
                      ---------------------------------------
                                  TAX CHARACTER
                      ---------------------------------------
                      (NO EXPIRATION)               BALANCE
                      ---------------             -----------
                        Short-Term                $18,862,000
                         Long-Term                 48,393,000
                                                  -----------
                             Total                $67,255,000
                                                  ===========

For the year ended May 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the
Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2016, were $1,002,433,000 and
$1,517,040,000, respectively.

As of May 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $693,930,000.

Net unrealized appreciation of investments as of May 31, 2016, for federal income tax purposes, was $15,073,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

(5) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the
    Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2016, the Fund had no subadviser(s).

    The Fund's management fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets. For the year ended May 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $7,000,000.

B.  ADMINISTRATION AND SERVICING FEES - `The Manager provides certain administration and servicing functions for the Fund. For such services, the
    Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the year ended May 31, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $584,000.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2016, the Fund reimbursed the Manager $31,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the year ended May 31, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of
    $584,000.

================================================================================

22  | USAA MANAGED ALLOCATION FUND

================================================================================

D.  UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                   NET REALIZED
                                                       COST TO      GAIN (LOSS)
SELLER                        PURCHASER               PURCHASER      TO SELLER
-------------------------------------------------------------------------------
Managed Allocation      Cornerstone Moderately
                          Aggressive                 $7,928,000    $(1,791,000)

Managed Allocation      Cornerstone Moderate          1,497,000       (361,000)

Managed Allocation      Cornerstone Aggressive        4,070,000       (880,000)

Managed Allocation      Cornerstone Moderately
                          Conservative                  295,000        (71,000)

Real Return             Managed Allocation              478,000         (8,000)

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                     YEAR ENDED MAY 31,
                            --------------------------------------------------------------------------------------------
                                2016                 2015                 2014                 2013                 2012
                            --------------------------------------------------------------------------------------------
Net asset value at
  beginning of period       $  11.99           $    11.99           $    11.32             $  10.67             $  11.33
                            --------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income                       .24(a)               .23                  .20                  .18                  .32(a)
  Net realized and
    unrealized gain (loss)      (.97)(a)              .00(b)               .66                  .95                 (.18)(a)
                            --------------------------------------------------------------------------------------------
Total from investment
  operations                    (.73)(a)              .23                  .86                 1.13                  .14(a)
                            --------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (.21)                (.23)                (.18)                (.23)                (.32)
  Realized capital gains        (.15)                   -                 (.01)                (.25)                (.48)
                            --------------------------------------------------------------------------------------------
Total distributions             (.36)                (.23)                (.19)                (.48)                (.80)
                            --------------------------------------------------------------------------------------------
Net asset value at end
  of period                 $  10.90           $    11.99           $    11.99             $  11.32             $  10.67
                            ============================================================================================
Total return (%)*              (6.13)                1.98                 7.65                10.70                 1.29
Net assets at end
  of period (000)           $708,592           $1,398,614           $1,219,192             $714,894             $519,850
Ratios to average
  net assets:**
  Expenses (%)(c)                .75                  .74                  .73                  .74                  .74
  Net investment
    income (%)                  2.09                 2.04                 1.80                 1.68                 2.87
Portfolio turnover (%)            90(e)                35(f)                65                   65(d)               125(d)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $1,163,611,000.
(a) Calculated using average shares. For the year ended May 31, 2016, average shares were 102,651,000.
(b) Represents less than $0.01 per share.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                   -                    -                 (.00%)(+)            (.00%)(+)            (.00%)(+)
    (+)Represents less than 0.01% of average net assets.

(d) Reflects decreased trading activity due to asset allocation strategies.
(e) Reflects increased trading activity due to large shareholder redemptions.
(f) Reflects overall decrease in purchases and sales of securities.

================================================================================

24  | USAA MANAGED ALLOCATION FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2015, through May
31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

                                                           EXPENSE EXAMPLE |  25

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical"
is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                         BEGINNING                ENDING               DURING PERIOD*
                                       ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2015-
                                      DECEMBER 1, 2015         MAY 31, 2016             MAY 31, 2016
                                      ----------------------------------------------------------------
Actual                                   $1,000.00               $  981.30                 $3.81

Hypothetical
  (5% return before expenses)             1,000.00                1,021.15                  3.89

*Expenses are equal to the Fund's annualized expense ratio of 0.77%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (1.87)% for the six-month period of December 1, 2015, through May 31,
 2016.

================================================================================

26  | USAA MANAGED ALLOCATION FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the
Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent
Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the
Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the
Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  27

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the
Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The
Board considered the fees paid to the Manager and the services provided to the
Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the
Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional

================================================================================

28  | USAA MANAGED ALLOCATION FUND

================================================================================

experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the
Manager's process for monitoring "best execution," also was considered. The
Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory
Agreement, the Board focused on the experience, resources, and strengths of the
Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with front-end sales loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted
that the Fund's management fee rate - which includes advisory and administrative services - was below the median of its expense group and its expense universe.
The data indicated that the Fund's total expenses, including underlying fund expenses, were below the median of its expense group and its expense universe.
The Board took into account the various services provided to the Fund by the
Manager

================================================================================

                                                     ADVISORY AGREEMENT(S) |  29

================================================================================

and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results.
The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the
"performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended December 31, 2015 and was lower than the average of its performance universe and its Lipper index for the three-and five-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 35% of its performance universe for the one-year period ended December 31, 2015 and was in the bottom 50% of its performance universe for the three- and five-year periods ended December 31,
2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the
Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund.
The Trustees reviewed the profitability of the Manager's relationship with the
Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager

================================================================================

30  | USAA MANAGED ALLOCATION FUND

================================================================================

from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the
Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the
Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST

--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the
USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates.
Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an
Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the Funds' Trustees, you may call (800)
531-USAA (8722) or (210) 531-8722 to request a free copy of the Funds' statement of additional information (SAI).

================================================================================

32  | USAA MANAGED ALLOCATION FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present);
Director of USAA Asset Management Company (AMCO) (12/11-present); Director of
USAA Investment Management Company (IMCO) (10/09-present); President, IMCO
(10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA
Shareholder Account Services (SAS) (10/09-present); Senior Vice President of
USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present);
Director of FPS (12/13-present); President and Director of USAA Investment
Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr.
McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research
Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds.
Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  33

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an
investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and
Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley
brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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34  | USAA MANAGED ALLOCATION FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr.
McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since
10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of
Business at Rice University (07/13-present); Associate Professor of Finance at
Jesse H. Jones Graduate School of Business at Rice University (07/01-present);
Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate
School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the
Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of
        1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA
        Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee
        Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee
        Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

36  | USAA MANAGED ALLOCATION FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment
Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio
Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President,
Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice
President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG
General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel
(11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13);
Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO,
SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA
(11/14-present); Executive Director, Lead Securities Attorney, FASG General
Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr.
Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA
(12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO,
(04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

38  | USAA MANAGED ALLOCATION FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA
(04/13-present); Director, Institutional Asset Management Compliance, AMCO
(03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO
(06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment
        Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional
Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at
USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   93923-0716                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                             [GRAPHIC OF USAA PRECIOUS METALS AND MINERALS FUND]

===============================================================

         ANNUAL REPORT
         USAA PRECIOUS METALS AND MINERALS FUND
         FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
         MAY 31, 2016

===============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AN INVESTMENT PLAN CAN KEEP US FROM MAKING
HASTY PORTFOLIO DECISIONS BASED ON MARKET
TURMOIL, WHILE GIVING US FLEXIBILITY TO TAKE        [PHOTO OF BROOKS ENGLEHARDT]
ADVANTAGE OF ATTRACTIVE OPPORTUNITIES WHEN
THEY ARISE."

--------------------------------------------------------------------------------

JULY 2016

Global equity markets were volatile during the reporting period ended May 31,
2016. Concerns about the global economy--especially worries about China's growth and the potential "Brexit"--fueled the turmoil. Global stocks sold off in August to September 2015 and then again during the first six weeks of 2016. Both declines were followed by strong rallies. By the end of the reporting period, the broad U.S. stock market had generated a modest gain, but non-U.S. stocks stayed in negative territory.

U.S. stocks were able to recover their losses, in our opinion, because the U.S.
economy continued to grow (albeit slowly) and U.S. employers continued to add jobs. Market participants may have believed there was little chance of a recession in the near term. We remain cautious about the U.S. economic outlook at the time of this writing. Overall, in 2016, we expect the economy to continue running low and slow, with the weak 0.8% growth recorded in the first quarter of
2016 supporting this assessment.

Surprisingly, despite the disappointing economic data, investors were able to shrug off news of bad earnings during the reporting period. In the first quarter of 2016, companies comprising the S&P 500(R) Index suffered their fourth consecutive quarter of year-over-year earnings declines. Some commentators argued that the news was not that dismal if you factored out energy and metals and mining companies. At USAA Investments, we take the data as it is, not as we would prefer it to be. Indeed, we anticipate that corporate earnings will decline again in the second quarter of 2016. We also expect that revenues will continue to fall. To compensate for this, many companies have cut operating costs, reduced capital spending, and bought back their shares. However, we think they may have extracted most of what they can with these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Meanwhile, the Federal Reserve (the Fed) started raising interest rates during the reporting period, lifting the federal funds target rate by 0.25% in December
2015. At the same time, Fed policymakers mentioned that four

================================================================================

================================================================================

interest rate increases were likely for 2016. They subsequently cut this projection to two interest rate increases, largely because of global market turmoil and weaker-than-expected U.S. economic data during the first quarter of
2016. In early June 2016, after a disappointing employment rate, investors appeared to dial back expectations further, pricing in just a single interest rate increase in 2016. At USAA Investments, we have believed for some time that
Fed policymakers are unlikely to raise interest rates rapidly because they do not want to jeopardize U.S. economic growth. We continue to believe one or two interest rate increases are likely in 2016. While there is a chance that inflation measures may turn higher, we believe those pressures are likely to be temporary.

Looking ahead, we expect market turbulence to continue. In volatile times, it can be a challenge to find investments that provide adequate compensation relative to the risk assumed. This is one reason we should all have an investment plan. An investment plan can help us stay focused on what is most important--our objectives, time horizon, and risk tolerance. An investment plan can keep us from making hasty portfolio decisions based on market turmoil, while giving us flexibility to take advantage of attractive opportunities when they arise. Time horizon is critical. After all, dramatic price movements like those seen during the reporting period can smooth into smaller dips in the long term.
If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead we will continue monitoring market conditions, global events, economic trends, Fed monetary policy, and other factors that could potentially affect your investments. We remain committed to providing you with our best advice, top-notch service, and a variety of mutual funds. At USAA Investments, we look forward to continuing to help you with your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities markets. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                  1

MANAGER'S COMMENTARY                                                            2

INVESTMENT OVERVIEW                                                             6

FINANCIAL INFORMATION

    Distributions to Shareholders                                              14

    Report of Independent Registered Public Accounting Firm                    15

    Portfolio of Investments                                                   16

    Notes to Portfolio of Investments                                          19

    Financial Statements                                                       21

    Notes to Financial Statements                                              24

EXPENSE EXAMPLE                                                                42

ADVISORY AGREEMENT(S)                                                          44

TRUSTEES' AND OFFICERS' INFORMATION                                            49

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

207217-0716

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA PRECIOUS METALS AND MINERALS FUND (THE FUND) SEEKS LONG-TERM CAPITAL
APPRECIATION AND TO PROTECT THE PURCHASING POWER OF YOUR CAPITAL AGAINST
INFLATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies (including those located in emerging markets)
principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. This 80%
policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DAN DENBOW, CFA                                            [PHOTO OF DAN DENBOW]
USAA Asset Management Company
--------------------------------------------------------------------------------

o   PLEASE REVIEW THE PERFORMANCE OF GOLD AND GOLD STOCKS OVER THE REPORTING
    PERIOD.

    The price of gold ended modestly higher for the period ended May 31, 2016.
    Gold opened the reporting period at $1,191 an ounce and reached $1,293 on
    April 29, 2016. However, the summer of 2015 saw a setback in prices for gold and other commodities due to concerns over China's weakening growth, highlighted by a devaluation of the Chinese currency, the renminbi, in
    August of 2015 that raised fears of a potential global currency war. In late September and early October of 2015, gold experienced somewhat of a rally as the Federal Reserve (the Fed) signaled that it was in no hurry to begin an interest rate increase cycle given the deterioration in global economic conditions. Higher U.S. interest rates would tend to support a stronger U.S. dollar, which is generally a bearish development for gold.
    However, the respite for gold was short-lived, as U.S. employment numbers continued to improve and the market began to anticipate the Fed's December
    16, 2015 meeting. The Fed indeed implemented its first interest rate increase in nine years at that meeting and gold hit a low of $1,051 on
    December 17, 2015.

    January 2016 launched with a drop-off in global risk sentiment due to concerns of a flaring-up about China. Specifically, weak manufacturing data spurred a dip in Chinese equities and led to a suspension in trading.
    Other global equity markets dropped in sympathy. As January of 2016

================================================================================

2  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    progressed, oil prices fell, adding to concerns over global growth and stability conditions. Against this backdrop, expectations with respect to the Fed's next interest rate increase were extended, even as central banks overseas were engaged in ever-stepped up efforts to stimulate their economies. The result was a weakening of the U.S. dollar and a rise in gold prices. Gold drifted downward in the last few weeks of the reporting period due to signals from the Fed that a summer interest rate increase was possible, and finished May of 2016 at $1,215 for an increase of roughly
    2.0% over the reporting period. Silver and platinum prices declined 4.5%
    and 12.0%, respectively, for the reporting period.

    Shares of mining stocks benefited from the stabilization in gold prices, as reflected in the nearly 17.0% return for the NYSE Arca Gold Miners Index.
    Lower-quality, highly leveraged senior producers and capital starved junior miners outperformed their higher quality counterparts given the improved sentiment and financing backdrop.

o   HOW DID THE USAA PRECIOUS METALS AND MINERALS FUND (THE FUND) PERFORM DURING
    THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and
    Adviser Shares. For the reporting period ended May 31, 2016, the Fund
    Shares, Institutional Shares, and Adviser Shares had a total return of
    13.38%, 13.57%, and 13.31%, respectively. This compares to a total return of 1.72% for the S&P 500(R) Index, 16.91% for the NYSE Arca Gold Miners
    (GDM) Index, and 15.40% for the Lipper Precious Metals Equity Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

o   PLEASE DISCUSS THE PRINCIPAL FACTORS IN THE FUND'S PERFORMANCE FOR THE
    REPORTING PERIOD.

    At the end of May 2016, the Fund held approximately 84% of assets in gold stocks. In a period which saw a stabilization in gold prices, the Fund's favored higher-quality, less-leveraged miners acted as a modest constraint on the Fund's total returns for the reporting period relative to the benchmark. In terms of specific company weightings, the leading detractor from performance was the Fund's underweight position in debt-laden miner
    Barrick Gold Corp. An underweight in South African miner Sibanye Gold Ltd.
    ADR* (Sibanye) detracted from relative performance as well. In addition to maintaining a cautious stance with respect to the South African political backdrop, we have reservations about Sibanye's move to shift its production towards platinum. The Fund's position in Primero Mining Corp. (Primero), a
    Canada-based company with mines in Canada and Mexico, was also a leading detractor from the Fund's performance on a relative basis. Primero's shares suffered from investor concerns over a potentially adverse change in the tax treatment of its Mexico assets. The Fund had increased its position in
    Primero on the view that the valuation had overshot the impact of a potential change in tax treatment.

    On the positive side, shares for Australian miner St. Barbara Ltd.
    outperformed over the reporting period. The company has delivered a performance turnaround at a pair of recently acquired mining operations, and the weakening of the Australian dollar has meant that the price of gold in local currency terms rose notably over the reporting period.
    Australia-based OceanaGold Corp. (Oceana) also outperformed for the reporting period. Oceana shares benefited as a recent mine acquisition in
    New Zealand began to add to the company's results. In addition, investors have come to appreciate the potential positive impact in the coming years of a mine in South Carolina that the company is in the process of developing. A position in South African miner Harmony Gold Mining Co. Ltd.
    ADR added to performance, as the company benefited from a decline in the rand and higher gold prices. We eliminated the position during the reporting period.

    *Sibanye Gold Ltd. ADR was sold out of the Fund prior to May 31, 2016.

================================================================================

4  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    The Fund will typically have modest exposure to silver and platinum stocks.
    We have maintained somewhat higher than average silver exposure in recent quarters, having initially added to this weighting on the back of weaker share prices and improved relative valuations for silver miners. At the end of the reporting period, the Fund's weighting to silver was approximately
    10%. Conversely, the Fund has maintained only nominal exposure to platinum mining stocks, as the challenging labor environment in South Africa has led to concerns about production costs for platinum. In addition, demand for platinum has been dampened by the slowing of China's economy. At the end of the reporting period the Fund held just approximately 1% in platinum miners.

    It appears that gold prices are being most directly impacted by expectations around the pace of the Fed's interest rate hiking cycle. To the extent the Fed feels that any move toward policy normalization is constrained by weak global growth, which would be a positive for gold. The current backdrop of negative interest rates and supportive central banks globally helps to increase the appeal of gold. In addition, there continue to be multiple areas of heightened geopolitical concern with the potential to increase the attraction of gold as a perceived "safe haven" investment.

    The recent weakness in gold led many miners to take significant steps toward controlling costs, and miners in the aggregate are well-positioned to benefit from the recent stabilization and any future strengthening in gold prices. As always, the primary purpose of maintaining exposure to gold should be to help diversify investor portfolios.

    Thank you for allowing us to help you manage your investments.

    The USAA Precious Metals and Minerals Fund may be subject to stock market risk and is non-diversified which means that it may invest a greater percentage of its assets in a single issuer. Individual stocks will fluctuate in response to the activities of individual companies, general market, and economic conditions domestically and abroad. When redeemed or sold, they may be worth more or less than the original cost. o The USAA
    Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA PRECIOUS METALS AND MINERALS FUND SHARES (FUND SHARES)
(Ticker Symbol: USAGX)

--------------------------------------------------------------------------------
                                         5/31/16                      5/31/15
--------------------------------------------------------------------------------
Net Assets                           $647.1 Million               $573.5 Million
Net Asset Value Per Share                $13.90                       $12.26

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
    1 YEAR                            5 YEARS                         10 YEARS
    13.38%                            -16.97%                          -0.77%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/15*
--------------------------------------------------------------------------------
                                      1.25%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                         USAA PRECIOUS METALS    LIPPER PRECIOUS METALS    NYSE ARCA GOLD
                                             AND MINERALS            EQUITY FUNDS           MINERS (GDM)
                     S&P 500 INDEX            FUND SHARES               INDEX                  INDEX
05/31/06              $10,000.00              $10,000.00              $10,000.00             $10,000.00
06/30/06               10,013.56               10,101.00                9,940.40              10,005.81
07/31/06               10,075.32               10,123.00                9,945.04              10,017.77
08/31/06               10,315.05               10,635.00               10,280.67              10,494.41
09/30/06               10,580.87                9,619.00                9,351.71               9,237.18
10/31/06               10,925.66               10,366.00               10,049.57               9,837.78
11/30/06               11,133.42               11,573.00               11,037.91              10,857.69
12/31/06               11,289.59               11,329.00               10,801.07              10,379.05
01/31/07               11,460.33               11,423.00               10,733.13              10,297.00
02/28/07               11,236.18               11,656.00               10,943.48              10,414.19
03/31/07               11,361.86               11,692.00               11,049.10              10,281.27
04/30/07               11,865.13               11,696.00               11,252.62              10,337.76
05/31/07               12,279.17               11,770.00               11,309.86              10,221.37
06/30/07               12,075.17               11,578.00               11,156.80               9,888.88
07/31/07               11,700.78               11,778.00               11,440.78              10,455.79
08/31/07               11,876.18               11,337.00               10,786.52               9,803.45
09/30/07               12,320.33               13,715.00               13,062.27              11,784.65
10/31/07               12,516.31               15,648.00               14,691.22              13,191.43
11/30/07               11,993.04               14,013.00               13,259.21              12,101.10
12/31/07               11,909.84               14,465.00               13,446.47              12,202.97
01/31/08               11,195.47               15,742.00               14,371.65              13,331.46
02/29/08               10,831.78               17,112.00               15,602.03              14,115.29
03/31/08               10,785.00               15,697.00               14,201.99              12,728.25
04/30/08               11,310.27               14,692.00               13,409.20              11,601.34
05/31/08               11,456.77               15,799.00               14,314.17              12,289.24
06/30/08               10,490.92               16,382.00               14,566.63              12,888.83
07/31/08               10,402.73               14,590.00               12,822.01              11,593.64
08/31/08               10,553.20               12,926.00               11,336.22              10,014.93
09/30/08                9,612.84               11,409.00                9,937.76               8,994.91
10/31/08                7,998.38                6,761.00                6,156.98               5,558.04
11/30/08                7,424.46                8,349.00                7,244.15               7,093.90
12/31/08                7,503.46               10,910.00                9,064.29               8,985.55
01/31/09                6,871.02               10,797.00                9,084.69               9,092.02
02/28/09                6,139.41               10,864.00                9,058.67               8,871.99
03/31/09                6,677.19               12,326.00               10,158.45               9,874.14
04/30/09                7,316.26               11,474.00                9,573.04               8,792.72
05/31/09                7,725.48               15,126.00               12,435.35              11,819.31
06/30/09                7,740.80               13,141.00               11,039.50              10,107.87
07/31/09                8,326.30               14,126.00               11,802.26              10,639.23
08/31/09                8,626.91               14,229.00               11,907.58              10,565.01
09/30/09                8,948.83               16,039.00               13,386.21              12,106.55
10/31/09                8,782.58               15,485.00               12,951.21              11,360.96
11/30/09                9,309.39               18,461.00               15,349.16              13,657.03
12/31/09                9,489.21               17,719.00               14,494.12              12,397.21
01/31/10                9,147.85               15,952.00               13,120.17              10,937.68
02/28/10                9,431.22               17,068.00               14,036.54              11,808.83
03/31/10               10,000.35               17,542.00               14,618.73              11,918.22
04/30/10               10,158.23               19,741.00               16,196.08              13,617.88
05/31/10                9,347.09               19,215.00               15,649.12              13,382.54
06/30/10                8,857.78               19,642.00               16,041.65              14,007.85
07/31/10                9,478.39               19,043.00               15,705.64              13,018.74
08/31/10                9,050.49               20,971.00               17,180.38              14,444.91
09/30/10                9,858.20               22,524.00               18,555.86              15,116.48
10/31/10               10,233.30               22,753.00               19,273.81              15,446.15
11/30/10               10,234.61               23,618.00               19,992.15              16,067.15
12/31/10               10,918.60               24,793.00               21,032.98              16,705.26
01/31/11               11,177.39               21,631.00               18,692.03              14,667.88
02/28/11               11,560.32               23,423.00               20,426.51              16,278.90
03/31/11               11,564.92               23,660.00               20,631.83              16,376.95
04/30/11               11,907.41               25,036.00               21,539.71              16,943.51
05/31/11               11,772.63               23,441.00               20,275.38              15,829.07
06/30/11               11,576.39               22,562.00               19,222.72              14,892.97
07/31/11               11,340.99               23,626.00               20,169.79              15,518.49
08/31/11               10,724.92               25,545.00               21,394.48              17,126.81
09/30/11                9,970.97               22,024.00               17,988.95              15,050.70
10/31/11               11,060.73               23,227.00               19,465.08              16,059.21
11/30/11               11,036.29               23,267.00               19,552.86              16,488.69
12/31/11               11,149.18               19,954.00               16,973.76              14,120.42
01/31/12               11,648.84               22,230.00               18,980.82              15,492.92
02/29/12               12,152.55               21,644.00               18,655.89              15,199.14
03/31/12               12,552.49               19,490.00               16,663.20              13,610.38
04/30/12               12,473.70               18,549.00               15,828.05              12,738.40
05/31/12               11,724.02               16,634.00               14,198.66              12,036.97
06/30/12               12,207.07               16,918.00               14,428.10              12,325.91
07/31/12               12,376.62               16,331.00               14,164.73              11,802.56
08/31/12               12,655.37               18,020.00               15,551.78              13,212.04
09/30/12               12,982.41               20,490.00               17,529.88              14,799.00
10/31/12               12,742.70               20,019.00               17,130.77              14,586.43
11/30/12               12,816.62               18,072.00               15,690.01              13,128.67
12/31/12               12,933.44               17,588.00               15,293.76              12,925.05
01/31/13               13,603.33               16,041.00               14,172.24              11,602.56
02/28/13               13,787.99               14,212.00               12,686.23              10,447.79
03/31/13               14,305.09               14,349.00               12,666.25              10,587.40
04/30/13               14,580.70               11,668.00               10,528.91               8,484.64
05/31/13               14,921.77               10,941.00               10,109.66               8,263.13
06/30/13               14,721.38                9,112.00                8,380.32               6,853.85
07/31/13               15,470.47               10,265.00                9,315.80               7,553.14
08/31/13               15,022.42               11,124.00               10,015.61               7,877.40
09/30/13               15,493.52               10,102.00                9,195.00               7,036.10
10/31/13               16,205.72               10,128.00                9,201.35               7,053.86
11/30/13               16,699.57                8,922.00                8,198.30               6,238.43
12/31/13               17,122.34                8,562.00                7,976.85               5,996.60
01/31/14               16,530.35                9,409.00                8,708.13               6,643.85
02/28/14               17,286.51               10,670.00                9,715.87               7,339.71
03/31/14               17,431.82                9,784.00                8,956.43               6,707.22
04/30/14               17,560.67               10,059.00                9,194.30               6,863.44
05/31/14               17,972.89                9,271.00                8,680.64               6,382.31
06/30/14               18,344.17               11,123.00               10,180.98               7,513.86
07/31/14               18,091.19               10,828.00                9,957.34               7,387.02
08/31/14               18,814.93               11,202.00               10,127.50               7,602.83
09/30/14               18,551.07                9,029.00                8,295.07               6,099.41
10/31/14               19,004.19                7,439.00                6,936.43               4,979.80
11/30/14               19,515.30                7,820.00                7,269.85               5,274.83
12/31/14               19,466.14                7,854.00                7,307.69               5,295.03
01/31/15               18,881.78                9,019.00                8,220.16               6,372.85
02/28/15               19,966.94                8,626.00                7,972.34               6,106.45
03/31/15               19,651.18                7,535.00                7,021.63               5,265.23
04/30/15               19,839.69                8,320.00                7,659.96               5,806.06
05/31/15               20,094.82                8,160.00                7,560.74               5,640.13
06/30/15               19,705.82                7,521.00                7,006.26               5,112.80
07/31/15               20,118.68                5,904.00                5,728.86               3,968.73
08/31/15               18,904.84                6,104.00                5,873.43               4,051.61
09/30/15               18,437.07                5,891.00                5,668.77               3,959.95
10/31/15               19,992.31                6,356.00                6,072.77               4,325.54
11/30/15               20,051.77                5,771.00                5,566.17               3,958.51
12/31/15               19,735.52                5,771.00                5,586.39               3,994.97
01/31/16               18,756.16                5,771.00                5,640.83               4,128.79
02/29/16               18,730.85                7,588.00                7,249.80               5,619.86
03/31/16               20,001.52                8,094.00                7,716.55               5,845.49
04/30/16               20,079.06               10,363.00                9,777.98               7,486.83
05/31/16               20,439.64                9,252.00                8,725.21               6,593.87

                                   [END CHART]

                       Data from 5/31/06 through 5/31/16.

                       See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Precious Metals Equity Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Shares to the following benchmarks:

o   The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o   The unmanaged Lipper Precious Metals Equity Funds Index tracks the total return performance of the 10 largest funds within the Lipper Precious Metals
    Equity Funds category.

o   The NYSE Arca Gold Miners (GDM) Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver.

================================================================================

8  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

USAA PRECIOUS METALS AND MINERALS FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIPMX)

--------------------------------------------------------------------------------
                                         5/31/16                      5/31/15
--------------------------------------------------------------------------------
Net Assets                            $14.1 Million               $161.6 Million
Net Asset Value Per Share                $13.98                      $12.31

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
    1 YEAR                      5 YEARS                SINCE INCEPTION 8/01/08
    13.57%                      -16.78%                        -4.99%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/15*
--------------------------------------------------------------------------------
                                      0.99%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies.
Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy
(USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                       LIPPER PRECIOUS METALS      USAA PRECIOUS METALS         NYSE ARCA GOLD
                                           EQUITY FUNDS             AND MINERALS FUND            MINERS (GDM)
                    S&P 500 INDEX              INDEX              INSTITUTIONAL SHARES              INDEX
07/31/08             $10,000.00             $10,000.00                 $10,000.00                $10,000.00
08/31/08              10,144.65               8,841.22                   9,185.00                  8,638.30
09/30/08               9,240.68               7,750.54                   8,107.00                  7,758.49
10/31/08               7,688.73               4,801.88                   4,804.00                  4,794.05
11/30/08               7,137.03               5,649.77                   5,932.00                  6,118.79
12/31/08               7,212.97               7,069.32                   7,756.00                  7,750.42
01/31/09               6,605.01               7,085.23                   7,676.00                  7,842.25
02/28/09               5,901.73               7,064.94                   7,727.00                  7,652.47
03/31/09               6,418.69               7,922.66                   8,769.00                  8,516.86
04/30/09               7,033.02               7,466.10                   8,168.00                  7,584.09
05/31/09               7,426.40               9,698.44                  10,766.00                 10,194.65
06/30/09               7,441.13               8,609.80                   9,360.00                  8,718.47
07/31/09               8,003.95               9,204.69                  10,063.00                  9,176.78
08/31/09               8,292.93               9,286.83                  10,136.00                  9,112.76
09/30/09               8,602.38              10,440.02                  11,430.00                 10,442.41
10/31/09               8,442.58              10,100.77                  11,036.00                  9,799.31
11/30/09               8,948.99              11,970.94                  13,161.00                 11,779.76
12/31/09               9,121.85              11,304.09                  12,631.00                 10,693.11
01/31/10               8,793.70              10,232.54                  11,376.00                  9,434.21
02/28/10               9,066.10              10,947.22                  12,175.00                 10,185.61
03/31/10               9,613.20              11,401.28                  12,516.00                 10,279.97
04/30/10               9,764.97              12,631.46                  14,090.00                 11,746.00
05/31/10               8,985.23              12,204.89                  13,719.00                 11,543.00
06/30/10               8,514.87              12,511.02                  14,027.00                 12,082.36
07/31/10               9,111.44              12,248.97                  13,604.00                 11,229.21
08/31/10               8,700.12              13,399.13                  14,982.00                 12,459.34
09/30/10               9,476.55              14,471.88                  16,095.00                 13,038.60
10/31/10               9,837.13              15,031.81                  16,263.00                 13,322.96
11/30/10               9,838.39              15,592.06                  16,886.00                 13,858.59
12/31/10              10,495.91              16,403.81                  17,730.00                 14,408.99
01/31/11              10,744.67              14,578.08                  15,469.00                 12,651.67
02/28/11              11,112.78              15,930.81                  16,757.00                 14,041.24
03/31/11              11,117.20              16,090.94                  16,930.00                 14,125.81
04/30/11              11,446.44              16,799.01                  17,916.00                 14,614.49
05/31/11              11,316.87              15,812.95                  16,781.00                 13,653.24
06/30/11              11,128.23              14,991.97                  16,154.00                 12,845.81
07/31/11              10,901.94              15,730.60                  16,922.00                 13,385.35
08/31/11              10,309.72              16,685.74                  18,300.00                 14,772.59
09/30/11               9,584.96              14,029.74                  15,779.00                 12,981.86
10/31/11              10,632.53              15,180.99                  16,641.00                 13,851.75
11/30/11              10,609.03              15,249.45                  16,674.00                 14,222.19
12/31/11              10,717.55              13,237.99                  14,300.00                 12,179.45
01/31/12              11,197.87              14,803.31                  15,933.00                 13,363.30
02/29/12              11,682.08              14,549.90                  15,517.00                 13,109.90
03/31/12              12,066.53              12,995.78                  13,977.00                 11,739.52
04/30/12              11,990.79              12,344.44                  13,303.00                 10,987.41
05/31/12              11,270.14              11,073.66                  11,933.00                 10,382.40
06/30/12              11,734.49              11,252.61                  12,136.00                 10,631.62
07/31/12              11,897.47              11,047.20                  11,721.00                 10,180.21
08/31/12              12,165.44              12,128.97                  12,934.00                 11,395.94
09/30/12              12,479.81              13,671.71                  14,710.00                 12,764.76
10/31/12              12,249.38              13,360.44                  14,374.00                 12,581.41
11/30/12              12,320.44              12,236.78                  12,976.00                 11,324.04
12/31/12              12,432.74              11,927.74                  12,634.00                 11,148.40
01/31/13              13,076.69              11,053.06                  11,518.00                 10,007.70
02/28/13              13,254.21               9,894.10                  10,209.00                  9,011.66
03/31/13              13,751.28               9,878.52                  10,308.00                  9,132.08
04/30/13              14,016.22               8,211.59                   8,385.00                  7,318.36
05/31/13              14,344.09               7,884.62                   7,865.00                  7,127.30
06/30/13              14,151.46               6,535.88                   6,551.00                  5,911.74
07/31/13              14,871.55               7,265.47                   7,377.00                  6,514.90
08/31/13              14,440.85               7,811.26                   7,996.00                  6,794.59
09/30/13              14,893.70               7,171.26                   7,264.00                  6,068.93
10/31/13              15,578.33               7,176.22                   7,283.00                  6,084.25
11/30/13              16,053.07               6,393.92                   6,420.00                  5,380.91
12/31/13              16,459.47               6,221.22                   6,163.00                  5,172.32
01/31/14              15,890.40               6,791.55                   6,775.00                  5,730.60
02/28/14              16,617.28               7,577.49                   7,680.00                  6,330.81
03/31/14              16,756.96               6,985.20                   7,044.00                  5,785.26
04/30/14              16,880.83               7,170.72                   7,242.00                  5,920.01
05/31/14              17,277.09               6,770.11                   6,676.00                  5,505.01
06/30/14              17,633.99               7,940.24                   8,019.00                  6,481.02
07/31/14              17,390.80               7,765.82                   7,802.00                  6,371.62
08/31/14              18,086.53               7,898.53                   8,071.00                  6,557.77
09/30/14              17,832.89               6,469.40                   6,507.00                  5,261.00
10/31/14              18,268.46               5,409.78                   5,366.00                  4,295.29
11/30/14              18,759.78               5,669.82                   5,640.00                  4,549.76
12/31/14              18,712.53               5,699.33                   5,667.00                  4,567.19
01/31/15              18,150.79               6,410.98                   6,505.00                  5,496.85
02/28/15              19,193.94               6,217.70                   6,227.00                  5,267.07
03/31/15              18,890.40               5,476.23                   5,442.00                  4,541.48
04/30/15              19,071.62               5,974.07                   6,007.00                  5,007.97
05/31/15              19,316.86               5,896.69                   5,897.00                  4,864.85
06/30/15              18,942.93               5,464.24                   5,432.00                  4,410.01
07/31/15              19,339.80               4,467.99                   4,268.00                  3,423.20
08/31/15              18,172.96               4,580.74                   4,412.00                  3,494.69
09/30/15              17,723.30               4,421.12                   4,258.00                  3,415.62
10/31/15              19,218.33               4,736.21                   4,599.00                  3,730.96
11/30/15              19,275.48               4,341.11                   4,172.00                  3,414.38
12/31/15              18,971.47               4,356.87                   4,177.00                  3,445.83
01/31/16              18,030.03               4,399.33                   4,177.00                  3,561.25
02/29/16              18,005.70               5,654.18                   5,499.00                  4,847.37
03/31/16              19,227.17               6,018.20                   5,868.00                  5,041.98
04/30/16              19,301.71               7,625.93                   7,506.00                  6,457.71
05/31/16              19,648.34               6,804.86                   6,697.00                  5,687.49

                                   [END CHART]

                       Data from 7/31/08 through 5/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Precious Metals and Minerals Fund Institutional Shares to the Fund's
benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Precious Metals Equity Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the S&P 500 Index, the Lipper Precious Metals Equity Funds
Index, and the NYSE Arca Gold Miners (GDM) Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

10  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

USAA PRECIOUS METALS AND MINERALS FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UPMMX)

--------------------------------------------------------------------------------
                                          5/31/16                     5/31/15
--------------------------------------------------------------------------------
Net Assets                            $16.9 Million                $12.4 Million
Net Asset Value Per Share                $13.79                        $12.17

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
     1 YEAR                     5 YEARS               SINCE INCEPTION 8/01/10
     13.31%                     -17.12%                       -11.79%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/15*
--------------------------------------------------------------------------------
                                      1.39%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]
                                         LIPPER PRECIOUS METALS     NYSE ARCA GOLD       USAA PRECIOUS METALS
                                             EQUITY FUNDS             MINERS (GDM)         AND MINERALS FUND
                     S&P 500 INDEX               INDEX                   INDEX              ADVISER SHARES
07/31/10              $10,000.00              $10,000.00              $10,000.00              $10,000.00
08/31/10                9,548.56               10,938.98               11,095.47               11,031.00
09/30/10               10,400.72               11,814.77               11,611.32               11,845.00
10/31/10               10,796.45               12,271.90               11,864.55               11,963.00
11/30/10               10,797.84               12,729.28               12,341.55               12,416.00
12/31/10               11,519.47               13,391.99               12,831.70               13,028.00
01/31/11               11,792.50               11,901.47               11,266.75               11,366.00
02/28/11               12,196.50               13,005.84               12,504.21               12,302.00
03/31/11               12,201.36               13,136.57               12,579.52               12,424.00
04/30/11               12,562.70               13,714.63               13,014.71               13,144.00
05/31/11               12,420.50               12,909.61               12,158.68               12,302.00
06/30/11               12,213.46               12,239.37               11,439.64               11,837.00
07/31/11               11,965.10               12,842.39               11,920.11               12,393.00
08/31/11               11,315.13               13,622.16               13,155.50               13,396.00
09/30/11               10,519.69               11,453.82               11,560.79               11,548.00
10/31/11               11,669.42               12,393.69               12,335.46               12,177.00
11/30/11               11,643.64               12,449.58               12,665.35               12,193.00
12/31/11               11,762.74               10,807.43               10,846.22               10,451.00
01/31/12               12,289.89               12,085.35               11,900.47               11,641.00
02/29/12               12,821.33               11,878.47               11,674.82               11,332.00
03/31/12               13,243.27               10,609.69               10,454.45               10,200.00
04/30/12               13,160.15               10,077.94                9,784.66                9,706.00
05/31/12               12,369.21                9,040.48                9,245.88                8,703.00
06/30/12               12,878.85                9,186.57                9,467.82                8,848.00
07/31/12               13,057.72                9,018.88                9,065.83                8,540.00
08/31/12               13,351.82                9,902.03               10,148.47                9,421.00
09/30/12               13,696.85               11,161.52               11,367.46               10,709.00
10/31/12               13,443.95               10,907.40               11,204.18               10,461.00
11/30/12               13,521.94                9,990.04               10,084.44                9,441.00
12/31/12               13,645.19                9,737.75                9,928.03                9,190.00
01/31/13               14,351.94                9,023.66                8,912.20                8,377.00
02/28/13               14,546.77                8,077.50                8,025.19                7,422.00
03/31/13               15,092.32                8,064.78                8,132.43                7,488.00
04/30/13               15,383.10                6,703.90                6,517.25                6,092.00
05/31/13               15,742.94                6,436.96                6,347.10                5,710.00
06/30/13               15,531.53                5,335.87                5,264.61                4,755.00
07/31/13               16,321.84                5,931.50                5,801.74                5,355.00
08/31/13               15,849.13                6,377.08                6,050.82                5,799.00
09/30/13               16,346.15                5,854.58                5,404.59                5,265.00
10/31/13               17,097.55                5,858.63                5,418.23                5,279.00
11/30/13               17,618.58                5,219.97                4,791.88                4,652.00
12/31/13               18,064.61                5,078.97                4,606.13                4,463.00
01/31/14               17,440.04                5,544.59                5,103.30                4,904.00
02/28/14               18,237.82                6,186.23                5,637.80                5,562.00
03/31/14               18,391.12                5,702.69                5,151.97                5,100.00
04/30/14               18,527.07                5,854.14                5,271.97                5,241.00
05/31/14               18,961.97                5,527.08                4,902.40                4,828.00
06/30/14               19,353.68                6,482.37                5,771.57                5,796.00
07/31/14               19,086.78                6,339.98                5,674.15                5,641.00
08/31/14               19,850.34                6,448.32                5,839.92                5,834.00
09/30/14               19,571.97                5,281.59                4,685.10                4,700.00
10/31/14               20,050.02                4,416.52                3,825.10                3,873.00
11/30/14               20,589.26                4,628.81                4,051.72                4,070.00
12/31/14               20,537.39                4,652.91                4,067.24                4,089.00
01/31/15               19,920.87                5,233.89                4,895.14                4,693.00
02/28/15               21,065.76                5,076.10                4,690.51                4,490.00
03/31/15               20,732.61                4,470.77                4,044.35                3,922.00
04/30/15               20,931.50                4,877.20                4,459.77                4,330.00
05/31/15               21,200.67                4,814.03                4,332.32                4,246.00
06/30/15               20,790.26                4,460.98                3,927.26                3,911.00
07/31/15               21,225.85                3,647.65                3,048.48                3,074.00
08/31/15               19,945.21                3,739.69                3,112.14                3,175.00
09/30/15               19,451.70                3,609.38                3,041.73                3,063.00
10/31/15               21,092.53                3,866.62                3,322.55                3,304.00
11/30/15               21,155.25                3,544.06                3,040.63                3,001.00
12/31/15               20,821.59                3,556.93                3,068.63                3,001.00
01/31/16               19,788.34                3,591.60                3,171.42                3,001.00
02/29/16               19,761.64                4,616.05                4,316.75                3,946.00
03/31/16               21,102.23                4,913.23                4,490.06                4,211.00
04/30/16               21,184.04                6,225.78                5,750.81                5,391.00
05/31/16               21,564.47                5,555.46                5,064.90                4,811.00

                                   [END CHART]

                       Data from 7/31/10 through 5/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Precious Metals and Minerals Fund Adviser Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Precious Metals Equity Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the S&P 500 Index, the Lipper Precious Metals Equity Funds
Index, and the NYSE Arca Gold Miners (GDM) Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is
August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

12  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                      o TOP 10 EQUITY HOLDINGS - 5/31/16 o
                                (% of Net Assets)

Randgold Resources Ltd. ADR .............................................  4.7%
Goldcorp, Inc. ..........................................................  4.7%
Agnico-Eagle Mines Ltd. .................................................  4.6%
Eldorado Gold Corp. .....................................................  4.5%
Royal Gold, Inc. ........................................................  4.3%
Newmont Mining Corp. ....................................................  4.2%
Silver Wheaton Corp. ....................................................  3.8%
Newcrest Mining Ltd. ....................................................  3.7%
Barrick Gold Corp. ......................................................  3.5%
OceanaGold Corp. ........................................................  3.2%

                         o ASSET ALLOCATION - 5/31/16 o

                         [PIE CHART OF ASSET ALLOCATION]
GOLD                                                                       83.7%
SILVER                                                                      9.7%
MONEY MARKET INSTRUMENTS                                                    5.3%
PLATINUM GROUP METALS                                                       1.4%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 16-18.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended
May 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts
(or, if subsequently determined to be different, the maximum amount allowable)
for the fiscal year ended May 31, 2016:

                     FOREIGN TAXES           FOREIGN SOURCE
                        PAID(1)                  INCOME
                     --------------------------------------
                        466,000                $5,968,000
                     --------------------------------------

(1) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

14  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA PRECIOUS METALS AND MINERALS
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Precious Metals and Minerals Fund (one
of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May
31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
USAA Precious Metals and Minerals Fund at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2016

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (94.8%)

              COMMON STOCKS (94.8%)

              GOLD (83.7%)

              AFRICAN GOLD COMPANIES (3.5%)
   900,000    AngloGold Ashanti Ltd. ADR*                                                       $ 12,087
 3,200,000    Gold Fields Ltd. ADR                                                                11,264
18,400,000    Great Basin Gold Ltd.*(a)                                                                -
 6,500,000    Great Basin Gold Ltd.*(a),(b),(c)                                                        -
                                                                                                --------
                                                                                                  23,351
                                                                                                --------
              AUSTRALIAN GOLD COMPANIES (12.2%)
 7,063,636    Kingsgate Consolidated Ltd.*(a),(b)                                                  1,174
 1,800,000    Newcrest Mining Ltd.*                                                               24,809
 8,100,000    OceanaGold Corp.                                                                    24,584
21,450,000    Perseus Mining Ltd.*                                                                 7,443
 7,500,574    Saracen Mineral Holdings Ltd.*                                                       6,099
 9,800,000    St. Barbara Ltd.*                                                                   18,628
                                                                                                --------
                                                                                                  82,737
                                                                                                --------
              EUROPEAN GOLD COMPANIES (6.6%)
 8,900,000    Centamin plc                                                                        12,556
   381,100    Randgold Resources Ltd. ADR                                                         32,130
                                                                                                --------
                                                                                                  44,686
                                                                                                --------
              NORTH AMERICAN GOLD COMPANIES (58.3%)
   700,000    Agnico-Eagle Mines Ltd.                                                             31,444
 8,161,500    Alacer Gold Corp.*                                                                  18,484
   450,000    Alamos Gold, Inc. "A"                                                                2,880
 3,000,000    Alamos Gold, Inc. "A"                                                               19,194
 3,287,600    Asanko Gold, Inc.*                                                                  10,680
 3,044,572    AuRico Metals, Inc.*                                                                 2,159
   240,000    Axmin, Inc.*(b)                                                                          4
   400,000    B2Gold Corp.*                                                                          738
 1,408,600    Barrick Gold Corp.                                                                  23,622
 3,222,700    Centerra Gold, Inc.                                                                 16,859
   350,000    Continental Gold, Inc.*                                                                662
   242,800    Detour Gold Corp.*                                                                   4,797
 5,344,600    Dundee Precious Metals, Inc.*                                                       10,189
 7,162,000    Eldorado Gold Corp.                                                                 30,367

================================================================================

16  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
   175,000    Freeport-McMoRan, Inc.                                                            $  1,939
 1,900,000    Goldcorp, Inc.                                                                      31,958
 2,099,800    Guyana Goldfields, Inc.*                                                            11,913
 3,900,000    Kinross Gold Corp.*                                                                 16,614
 1,500,000    Kirkland Lake Gold, Inc.*                                                           11,724
 1,333,200    Klondex Mines Ltd.*                                                                  4,555
 8,427,000    Mandalay Resources Corp.                                                             6,555
 5,757,622    Nautilus Minerals, Inc.*(b),(c)                                                        659
 3,000,000    New Gold, Inc.*                                                                     11,490
   875,000    Newmont Mining Corp.                                                                28,359
   375,000    Northern Star Mining Corp.*(a),(b)                                                       -
   302,900    Osisko Gold Royalties Ltd.                                                           3,557
 1,052,830    Pretium Resources, Inc.*                                                             7,675
 2,488,500    Primero Mining Corp.*                                                                4,251
   520,000    Royal Gold, Inc.                                                                    29,188
 5,200,000    SEMAFO, Inc.*                                                                       19,906
 1,600,000    Tahoe Resources, Inc.                                                               19,107
 4,200,000    Torex Gold Resources, Inc.*                                                          6,053
 1,900,000    Yamana Gold, Inc.                                                                    7,942
                                                                                                --------
                                                                                                 395,524
                                                                                                --------
              SOUTH AMERICAN GOLD COMPANIES (3.1%)
 2,200,000    Compania de Minas Buenaventura S.A. ADR                                             21,032
                                                                                                --------
              Total Gold (cost: $809,789)                                                        567,330
                                                                                                --------

              PLATINUM GROUP METALS (1.4%)
 3,200,000    Platinum Group Metals Ltd.* (cost: $11,233)                                          9,280
                                                                                                --------

              SILVER (9.7%)
 1,066,457    Fresnillo plc                                                                       15,585
   616,000    MAG Silver Corp.*                                                                    7,539
 1,200,000    Pan American Silver Corp.                                                           16,968
 1,400,000    Silver Wheaton Corp.                                                                26,068
                                                                                                --------
              Total Silver (cost: $71,165)                                                        66,160
                                                                                                --------
              Total Common Stocks                                                                642,770
                                                                                                --------
              Total Equity Securities (cost: $892,187)                                           642,770
                                                                                                --------
              MONEY MARKET INSTRUMENTS (5.3%)

              MONEY MARKET FUNDS (5.3%)
36,007,673    State Street Institutional Liquid Reserves Fund Premier Class, 0.45%(d)             36,008
                                                                                                --------
              Total Money Market Instruments (cost: $36,008)                                      36,008
                                                                                                --------

              TOTAL INVESTMENTS (COST: $928,195)                                                $678,778
                                                                                                ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                $641,596               $-           $1,174       $642,770
Money Market Instruments:
  Money Market Funds                             36,008                -                -         36,008
--------------------------------------------------------------------------------------------------------
Total                                          $677,604               $-           $1,174       $678,778
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

--------------------------------------------------------------------------------------------------------
                                  RECONCILIATION OF LEVEL 3 INVESTMENTS
--------------------------------------------------------------------------------------------------------
                                                                                           COMMON STOCKS
--------------------------------------------------------------------------------------------------------
Balance as of May 31, 2015                                                                      $      -
Purchases                                                                                              -
Sales                                                                                                  -
Transfers into Level 3                                                                             4,374
Transfers out of Level 3                                                                               -
Net realized gain (loss) on investments                                                                -
Change in net unrealized appreciation/(depreciation) of investments                               (3,200)
--------------------------------------------------------------------------------------------------------
Balance as of May 31, 2016                                                                      $  1,174
--------------------------------------------------------------------------------------------------------

                           FAIR VALUE LEVEL TRANSFERS
                           --------------------------

For the period of June 1, 2015, through May 31, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                         TRANSFERS INTO            TRANSFERS INTO         TRANSFERS INTO
                                               (OUT OF)                  (OUT OF)               (OUT OF)
ASSETS ($ IN 000s)                              LEVEL 1                   LEVEL 2                LEVEL 3
--------------------------------------------------------------------------------------------------------
Common Stocks (I, II)                           $14,080                 $(18,454)                 $4,374
--------------------------------------------------------------------------------------------------------
Total                                           $14,080                 $(18,454)                 $4,374
--------------------------------------------------------------------------------------------------------

(I)  Transferred from Level 2 to Level 1 due to an assessment of events at the beginning of the reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the
     U.S. securities markets. Such adjustments were not made at the end of the current reporting period.

(II) Transferred from Level 1 to Level 3 as a result of trading activity being halted for these securities.

================================================================================

18  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 80.5% of net assets at
    May 31, 2016.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR    American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
           dollars.

o   SPECIFIC NOTES

    (a) Security was fair valued at May 31, 2016, by USAA Asset Management
        Company (the Manager) in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees (the Board). The total value of all such securities was $1,174,000, which represented 0.2% of the Fund's net assets.

    (b) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at
        May 31, 2016, was $1,837,000, which represented 0.3% of the Fund's net assets.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  19

================================================================================

    (c) Restricted security that is not registered under the Securities Act of
        1933.

    (d) Rate represents the money market fund annualized seven-day yield at
        May 31, 2016.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

20  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $928,195)                              $  678,778
   Cash denominated in foreign currencies (identified cost of $1,073)                              1,035
   Receivables:
       Capital shares sold                                                                           618
       Dividends and interest                                                                        514
                                                                                              ----------
           Total assets                                                                          680,945
                                                                                              ----------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                     1,344
   Accrued management fees                                                                           458
   Accrued transfer agent's fees                                                                      56
   Other accrued expenses and payables                                                             1,024
                                                                                              ----------
           Total liabilities                                                                       2,882
                                                                                              ----------
                Net assets applicable to capital shares outstanding                           $  678,063
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $1,498,095
   Accumulated undistributed net investment loss                                                 (25,283)
   Accumulated net realized loss on investments                                                 (544,400)
   Net unrealized depreciation of investments                                                   (249,417)
   Net unrealized depreciation of foreign currency translations                                     (932)
                                                                                              ----------
                Net assets applicable to capital shares outstanding                           $  678,063
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $647,140/46,554 shares outstanding)                         $    13.90
                                                                                              ==========
       Institutional Shares (net assets of $14,050/1,005 shares outstanding)                  $    13.98
                                                                                              ==========
       Adviser Shares (net assets of $16,873/1,223 shares outstanding)                        $    13.79
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $525)                                           $   6,129
   Interest                                                                                           69
                                                                                               ---------
       Total income                                                                                6,198
                                                                                               ---------
EXPENSES
   Management fees                                                                                 4,127
   Administration and servicing fees:
       Fund Shares                                                                                   745
       Institutional Shares                                                                           91
       Adviser Shares                                                                                 17
   Transfer agent's fees:
       Fund Shares                                                                                 2,057
       Institutional Shares                                                                           91
       Adviser Shares                                                                                  6
   Distribution and service fees (Note 6D):
       Adviser Shares                                                                                 28
   Custody and accounting fees:
       Fund Shares                                                                                   117
       Institutional Shares                                                                           21
       Adviser Shares                                                                                  3
   Postage:
       Fund Shares                                                                                    86
       Institutional Shares                                                                           47
       Adviser Shares                                                                                  1
   Shareholder reporting fees:
       Fund Shares                                                                                    41
       Institutional Shares                                                                            3
       Adviser Shares                                                                                  1
   Trustees' fees                                                                                     28
   Registration fees:
       Fund Shares                                                                                    30
       Institutional Shares                                                                           21
       Adviser Shares                                                                                 16
   Professional fees                                                                                  95
   Other                                                                                              16
                                                                                               ---------
           Total expenses                                                                          7,688
                                                                                               ---------
NET INVESTMENT LOSS                                                                               (1,490)
                                                                                               ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                                              (358,969)
       Payment from USAA Asset Management Company for loss realized on
           disposal of investments in violation of restrictions (Note 6A)                             52
       Foreign currency transactions                                                                  23
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                               421,095
       Foreign currency translations                                                                (929)
                                                                                               ---------
           Net realized and unrealized gain                                                       61,272
                                                                                               ---------
   Increase in net assets resulting from operations                                            $  59,782
                                                                                               =========
See accompanying notes to financial statements.

================================================================================

22  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------------------------------
                                                                          2016                      2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss                                               $  (1,490)                $  (3,527)
   Net realized gain (loss) on investments                            (358,969)                    6,271
   Payment from USAA Asset Management Company for loss
       realized on disposal of investments in violation of
       restrictions (Note 6A)                                               52                         -
   Net realized gain (loss) on foreign currency transactions                23                      (270)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                     421,095                  (102,777)
       Foreign currency translations                                      (929)                      (54)
                                                                     -----------------------------------
   Increase (decrease) in net assets resulting from operations          59,782                  (100,357)
                                                                     -----------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                           -                    (8,022)
       Institutional Shares                                                  -                    (2,503)
       Adviser Shares                                                        -                      (182)
                                                                     -----------------------------------
            Distributions to shareholders                                    -                   (10,707)
                                                                     -----------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                          (3,482)                  (46,767)
   Institutional Shares                                               (128,077)                   (3,819)
   Adviser Shares                                                        2,436                      (930)
                                                                     -----------------------------------
       Total net decrease in net assets from capital share
            transactions                                              (129,123)                  (51,516)
                                                                     -----------------------------------
   Capital contribution from USAA Transfer Agency Company
       Fund Shares                                                           -                         2
                                                                     -----------------------------------
   Net decrease in net assets                                          (69,341)                 (162,578)

NET ASSETS
   Beginning of year                                                   747,404                   909,982
                                                                     -----------------------------------
   End of year                                                       $ 678,063                 $ 747,404
                                                                     ===================================
Accumulated undistributed net investment loss:
   End of year                                                       $ (25,283)                $ (29,514)
                                                                     ===================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Fund qualifies as a registered investment company under
Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Precious Metals and Minerals Fund (the
Fund), which is classified as nondiversified under the 1940 Act. The Fund's investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation.

The Fund concentrates its investments in equity securities of domestic and foreign companies engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. As such, the Fund may be exposed to more risk than portfolios with a broader industry diversification. As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund.

The Fund consists of three classes of shares: Precious Metals and Minerals Fund
Shares (Fund Shares), Precious Metals and Minerals Fund Institutional Shares
(Institutional Shares), and Precious Metals and Minerals Fund Adviser Shares
(Adviser Shares). Each class of shares has equal rights to

================================================================================

24  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a
USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A.  SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
    established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management
    Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the
    New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain equity securities traded in inactive markets generally are categorized in
        Level 2 of the fair value hierarchy.

    2.  Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for

================================================================================

26  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

        events that would materially affect the value of the Fund's foreign securities and, if necessary, the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on events that occur on a fairly regular basis (such as U.S.
        market movements) are significant and are categorized in Level 2 of the fair value hierarchy.

    3.  Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4.  Short-term debt securities with original or remaining maturities of
        60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6.  In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

        securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B.  FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted)
    in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by the value being derived based upon the company's current valuation adjusted for foreign government regulation regarding future mining operations. However, these securities are included in the Level 3 category due to limited market transparency, and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C.  FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

================================================================================

28  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D.  INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

E.  FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1.  Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2.  Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the
    Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F.  EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the
    Fund's bank accounts may be used to directly reduce the Fund's expenses.
    For the year ended May 31, 2016, there were no custodian and other bank credits.

G.  REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the
    Fund as an addition to paid in capital. For the year ended May 31, 2016, the Adviser Shares charged redemption fees of $1,000.

H.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the
    Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

30  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended May 31, 2016, the Fund paid CAPCO facility fees of $3,000, which represents 0.8% of the total fees paid to CAPCO by the USAA Funds. The
Fund had no borrowings under this agreement during the year ended May 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.
generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency and passive foreign investment

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

company adjustments resulted in reclassifications to the Statement of Assets and
Liabilities to decrease accumulated undistributed net investment loss and increase accumulated net realized loss on investments by $5,721,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2016, and
2015, was as follows:

                                                 2016                   2015
                                              ----------------------------------
Ordinary income*                              $       -              $10,707,000

As of May 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                        18,603,000
Accumulated capital and other losses                                (544,339,000)
Unrealized depreciation of investments                              (294,296,000)

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales, passive foreign investment company and mark-to-market adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2016, the Fund had net capital loss carryforwards of $544,339,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                           CAPITAL LOSS CARRYFORWARDS
                    -------------------------------------------
                                  TAX CHARACTER
                    -------------------------------------------
                    (NO EXPIRATION)                   BALANCE
                    ---------------                ------------
                       Short-Term                  $ 15,316,000
                        Long-Term                   529,023,000
                                                   ------------
                            Total                  $544,339,000
                                                   ============

================================================================================

32  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

For the year ended May 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the
Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2016, were $100,650,000 and
$237,443,000, respectively.

As of May 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $972,141,000.

Gross unrealized appreciation and depreciation of investments as of May 31,
2016, for federal income tax purposes, were $98,365,000 and $391,728,000, respectively, resulting in net unrealized depreciation of $293,363,000.

(5) CAPITAL SHARE TRANSACTIONS

At May 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                    YEAR ENDED                         YEAR ENDED
                                                   MAY 31, 2016                       MAY 31, 2015
-------------------------------------------------------------------------------------------------------
                                             SHARES          AMOUNT              SHARES         AMOUNT
                                            -----------------------------------------------------------
FUND SHARES:
Shares sold                                   9,859        $ 104,119              9,440       $ 125,986
Shares issued from
  reinvested dividends                            -                -                663           7,824
Shares redeemed                              (9,955)        (107,601)           (13,781)       (180,577)
                                            -----------------------------------------------------------
Net decrease from
  capital share transactions                    (96)       $  (3,482)            (3,678)      $ (46,767)
                                            ===========================================================

INSTITUTIONAL SHARES:
Shares sold                                   3,002        $  29,044              4,212       $  58,205
Shares issued from
  reinvested dividends                            -                -                208           2,464
Shares redeemed                             (15,094)        (157,121)            (4,288)        (64,488)
                                            -----------------------------------------------------------
Net increase (decrease) from
  capital share transactions                (12,092)       $(128,077)               132       $  (3,819)
                                            ===========================================================

ADVISER SHARES:
Shares sold                                     798        $   8,826                545       $   7,629
Shares issued from
  reinvested dividends                            -                -                 14             163
Shares redeemed**                              (588)          (6,390)              (668)         (8,722)
                                            -----------------------------------------------------------
Net increase (decrease) from
  capital share transactions                    210        $   2,436               (109)      $    (930)
                                            ===========================================================

 *Represents less than 500 shares or $500.
**Net of redemption fees, if any.

(6) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the
    Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board

================================================================================

34  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended
    May 31, 2016, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Precious Metals Equity Funds Index. The Lipper
    Precious Metals Equity Funds Index tracks the total return performance of the 10 largest funds in the Lipper Precious Metals Equity Funds category.
    The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                         ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                      (IN BASIS POINTS)(1)
    --------------------------------------------------------------------------------
    +/-100 to 400                                             +/-4
    +/-401 to 700                                             +/-5
    +/-701 and greater                                        +/-6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Precious Metals Equity Funds Index over that

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    period, even if the class had overall negative returns during the performance period.

    For the year ended May 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $4,127,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of
    $(278,000), $(79,000), and $(5,000), respectively. For the Fund Shares,
    Institutional Shares, and Adviser Shares, the performance adjustments were
    (0.06)%, (0.09)%, and (0.04)%, respectively.

    For the year ended May 31, 2016, the Manager reimbursed the Fund $52,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions.

B.  ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the
    Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and
    0.10% of average net assets of the Institutional Shares. For the year ended
    May 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares
    incurred administration and servicing fees, paid or payable to the Manager, of $745,000, $91,000, and $17,000, respectively.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2016, the Fund reimbursed the Manager $16,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses.

================================================================================

36  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the
    Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2016, the Fund Shares, Institutional Shares, and
    Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of
    $2,057,000, $91,000, and $6,000, respectively.

D.  DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser
    Shares. Under the plan, the Adviser Shares pay fees to USAA Investment
    Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2016, the
    Adviser Shares incurred distribution and service (12b-1) fees of $28,000.

E.  UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive
    12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of May 31, 2016,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                               0.1
Cornerstone Equity                                                     0.2
Target Retirement Income                                               0.1
Target Retirement 2020                                                 0.2
Target Retirement 2030                                                 0.5
Target Retirement 2040                                                 0.6
Target Retirement 2050                                                 0.2
Target Retirement 2060                                                 0.0*

*Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2016,
USAA and its affiliates owned 130,000 Adviser Shares, which represents 10.6% of the Adviser Shares outstanding and 0.3% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

38  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                    YEAR ENDED MAY 31,
                            --------------------------------------------------------------------------------------------
                                2016                 2015                 2014                 2013                 2012
                            --------------------------------------------------------------------------------------------
Net asset value at
  beginning of period       $  12.29             $  14.12             $  16.69             $  25.80           $    40.55
                            --------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment loss           (.08)                (.06)(a)             (.02)(a)             (.00)(a),(b)         (.07)(a)
  Net realized and
    unrealized gain (loss)      1.53(c)             (1.61)(a)            (2.53)(a)            (8.67)(a)           (10.76)(a)
                            --------------------------------------------------------------------------------------------
Total from investment
  operations                    1.61                (1.67)(a)            (2.55)(a)            (8.67)(a)           (10.83)(a)
                            --------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            -                 (.16)                (.02)                   -                 (.08)
  Realized capital gains           -                    -                    -                 (.44)               (3.84)
                            --------------------------------------------------------------------------------------------
Total distributions                -                 (.16)                (.02)                (.44)               (3.92)
                            --------------------------------------------------------------------------------------------
Net asset value at end of
  period                    $  13.90             $  12.29             $  14.12             $  16.69           $    25.80
                            ============================================================================================
Total return (%)*              13.10(c)            (11.77)              (15.26)              (34.23)              (29.04)
Net assets at end of
  period (000)              $647,140             $573,456             $710,487             $841,841           $1,577,939
Ratios to average
  net assets:**
  Expenses (%)(d)               1.33                 1.25                 1.24                 1.18                 1.17
  Net investment loss (%)       (.31)                (.46)                (.13)                (.01)                (.21)
Portfolio turnover (%)            17                    8                   10                   15                   20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $497,313,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) During the year ended May 31, 2016, the Manager reimbursed the Fund
    Shares $50,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the
    Fund's investment restrictions. The effect of this reimbursement on the
    Fund Shares' net realized loss and total return was less than $0.01/0.01%
    per share.
(d) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   -                    -                 (.00%)(+)            (.00%)(+)            (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                    YEAR ENDED MAY 31,
                             -------------------------------------------------------------------------------------------
                                2016                 2015                 2014                 2013                 2012
                             -------------------------------------------------------------------------------------------
Net asset value at
  beginning of period        $ 12.34             $  14.17             $  16.77             $  25.87             $  40.67
                             -------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income
    (loss)(a)                    .01                 (.03)                 .02                  .06                  .02
  Net realized and unrealized
    gain (loss)(a)              1.63(b)             (1.60)               (2.56)               (8.72)              (10.81)
                             -------------------------------------------------------------------------------------------
Total from investment
  operations(a)                 1.64                (1.63)               (2.54)               (8.66)              (10.79)
                             -------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            -                 (.20)                (.06)                   -                 (.17)
  Realized capital gains           -                    -                    -                 (.44)               (3.84)
                             -------------------------------------------------------------------------------------------
Total distributions                -                 (.20)                (.06)                (.44)               (4.01)
                             -------------------------------------------------------------------------------------------
Net asset value at end of
  period                     $ 13.98             $  12.34             $  14.17             $  16.77             $  25.87
                             ===========================================================================================
Total return (%)*              13.29(b)            (11.46)              (15.11)              (34.10)              (28.89)
Net assets at end of
  period (000)               $14,050             $161,591             $183,768             $317,818             $145,782
Ratios to average
  net assets:**
  Expenses (%)(c)                .99                  .99                 1.00                  .99                  .97
  Net investment income
    (loss) (%)                   .13                 (.20)                 .11                  .27                  .05
Portfolio turnover (%)            17                    8                   10                   15                   20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $90,190,000.
(a) Calculated using average shares. For the year ended May 31, 2016, average shares were 9,045,000.
(b) During the year ended May 31, 2016, the Manager reimbursed the Institutional
    Shares $1,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The effect of this reimbursement on the
    Institutional Shares' net realized loss and total return was less than
    $0.01/0.01% per share.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional
    Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   -                    -                 (.00%)(+)            (.00%)(+)            (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

40  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                    YEAR ENDED MAY 31,
                             -------------------------------------------------------------------------------------------
                                2016                 2015                 2014                 2013                 2012
                             -------------------------------------------------------------------------------------------
Net asset value at
  beginning of period        $ 12.20              $ 14.01              $ 16.57              $ 25.68              $ 40.48
                             -------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment loss(a)        (.04)                (.08)                (.05)                (.06)                (.13)
  Net realized and unrealized
    gain (loss)(a)              1.63(b)             (1.58)               (2.51)               (8.61)              (10.78)
                             -------------------------------------------------------------------------------------------
Total from investment
  operations(a)                 1.59                (1.66)               (2.56)               (8.67)              (10.91)
                             -------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            -                 (.15)                (.00)(c)                -                 (.06)
  Realized capital gains           -                    -                    -                 (.44)               (3.84)
                             -------------------------------------------------------------------------------------------
Total distributions                -                 (.15)                (.00)(c)             (.44)               (3.90)
                             -------------------------------------------------------------------------------------------
Redemption fees added
  to beneficial interests        .00(c)               .00(c)              (.00)(c)             (.00)(c)              .01
                             -------------------------------------------------------------------------------------------
Net asset value at end
  of period                  $ 13.79              $ 12.20              $ 14.01              $ 16.57              $ 25.68
                             ===========================================================================================
Total return (%)*              13.03(b)            (11.83)              (15.45)              (34.39)              (29.26)
Net assets at end of
  period (000)               $16,873              $12,357              $15,727              $11,052              $11,904
Ratios to average
  net assets:**
  Expenses (%)(d)               1.37                 1.39(e)              1.40                 1.45                 1.45
  Expenses, excluding
    reimbursements (%)(d)       1.37                 1.39                 1.40                 1.49                 1.55
  Net investment loss (%)       (.36)                (.60)                (.31)                (.23)                (.39)
Portfolio turnover (%)            17                    8                   10                   15                   20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $11,356,000.
(a) Calculated using average shares. For the year ended May 31, 2016, average shares were 1,110,000.
(b) During the year ended May 31, 2016, the Manager reimbursed the Adviser
    Shares $1,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The effect of this reimbursement on the Adviser
    Shares' net realized loss and total return was less than $0.01/0.01% per share.
(c) Represents less than $0.01 per share.
(d) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   -                    -                 (.00%)(+)            (.00%)(+)            (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(e) Prior to October 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.45% of the Adviser Shares'
    average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

EXPENSE EXAMPLE

May 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service
(12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2015, through May
31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of
5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

42  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the
Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical"
is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                   EXPENSES PAID
                                     BEGINNING                ENDING               DURING PERIOD*
                                   ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2015 -
                                  DECEMBER 1, 2015         MAY 31, 2016             MAY 31, 2016
                                  -----------------------------------------------------------------
FUND SHARES
Actual                               $1,000.00              $1,603.20                   $8.40

Hypothetical
  (5% return before expenses)         1,000.00               1,018.55                    6.51

INSTITUTIONAL SHARES
Actual                                1,000.00               1,605.10                    6.19

Hypothetical
  (5% return before expenses)         1,000.00               1,020.25                    4.80

ADVISER SHARES
Actual                                1,000.00               1,603.50                    8.40

Hypothetical
  (5% return before expenses)         1,000.00               1,018.55                    6.51

*Expenses are equal to the annualized expense ratio of 1.29% for Fund Shares,
 0.95% for Institutional Shares, and 1.29% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 60.32% for Fund Shares, 60.51% for Institutional
 Shares, and 60.35% for Adviser Shares for the six-month period of
 December 1, 2015, through May 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the
Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent
Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the
Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the
Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager.
At the meeting at which the

================================================================================

44  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees'
consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the
Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The
Board considered the fees paid to the Manager and the services provided to the
Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the
Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the
Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory
Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the
Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the advisory fees and total expense ratio of the
Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager

================================================================================

46  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the
Fund's management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results.
The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the
"performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its
Lipper index for the one-, three-, and five-year periods ended December 31, 2015 and was above the average of its performance universe and its Lipper index for the ten-year period ended December 31, 2015. The Board also noted that the
Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, and five-year periods ended December 31, 2015 and was in the top 30% of its performance universe for the ten-year period ended
December 31, 2015. The Board took into account management's discussion of the
Fund's performance, noting certain differences in the Fund's investment strategy with the investment strategies of the funds in the performance universe.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The
Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The
Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the
Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the
Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

48  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the
USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates.
Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an
Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the Funds' Trustees, you may call (800)
531-USAA (8722) or (210) 531-8722 to request a free copy of the Funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present);
Director of USAA Asset Management Company (AMCO) (12/11-present); Director of
USAA Investment Management Company (IMCO) (10/09-present); President, IMCO
(10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA
Shareholder Account Services (SAS) (10/09-present); Senior Vice President of
USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present);
Director of FPS (12/13-present); President and Director of USAA Investment
Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11). Mr.
McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research
Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds.
Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

50  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an
investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and
Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley
brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr.
McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since
10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of
Business at Rice University (07/13-present); Associate Professor of Finance at
Jesse H. Jones Graduate School of Business at Rice University (07/01-present);
Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate
School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the
Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

52  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of
       1940.
   (2) Member of Executive Committee.
   (3) Member of Audit and Compliance Committee.
   (4) Member of Product Management and Distribution Committee.
   (5) Member of Corporate Governance Committee.
   (6) Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds,
       P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee
       Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee
       Financial Expert by the Funds' Board.
   (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment
Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio
Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President,
Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice
President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG
General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel
(11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13);
Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO,
SAS, and ICORP.

================================================================================

54  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA
(11/14-present); Executive Director, Lead Securities Attorney, FASG General
Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr.
Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA
(12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO,
(04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA
(04/13-present); Director, Institutional Asset Management Compliance, AMCO
(03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO
(06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment
        Company Act of 1940.

================================================================================

56  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional
Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at
USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   23407-0716                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                                [GRAPHIC OF USAA TREASURY MONEY MARKET TRUST(R)]

 ============================================================

          ANNUAL REPORT
          USAA TREASURY MONEY MARKET TRUST(R)
          MAY 31, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AN INVESTMENT PLAN CAN KEEP US FROM MAKING
HASTY PORTFOLIO DECISIONS BASED ON MARKET           [PHOTO OF BROOKS ENGLEHARDT]
TURMOIL, WHILE GIVING US FLEXIBILITY TO TAKE
ADVANTAGE OF ATTRACTIVE OPPORTUNITIES WHEN
THEY ARISE."

--------------------------------------------------------------------------------

JULY 2016

Global equity markets were volatile during the reporting period ended May 31,
2016. Concerns about the global economy--especially worries about China's growth and the potential "Brexit"--fueled the turmoil. Global stocks sold off in August to September 2015 and then again during the first six weeks of 2016. Both declines were followed by strong rallies. By the end of the reporting period, the broad U.S. stock market had generated a modest gain, but non-U.S. stocks stayed in negative territory.

U.S. stocks were able to recover their losses, in our opinion, because the U.S.
economy continued to grow (albeit slowly) and U.S. employers continued to add jobs. Market participants may have believed there was little chance of a recession in the near term. We remain cautious about the U.S. economic outlook at the time of this writing. Overall, in 2016, we expect the economy to continue running low and slow, with the weak 0.8% growth recorded in the first quarter of
2016 supporting this assessment.

Surprisingly, despite the disappointing economic data, investors were able to shrug off news of bad earnings during the reporting period. In the first quarter of 2016, companies comprising the S&P 500(R) Index suffered their fourth consecutive quarter of year-over-year earnings declines. Some commentators argued that the news was not that dismal if you factored out energy and metals and mining companies. At USAA Investments, we take the data as it is, not as we would prefer it to be. Indeed, we anticipate that corporate earnings will decline again in the second quarter of 2016. We also expect that revenues will continue to fall. To compensate for this, many companies have cut operating costs, reduced capital spending, and bought back their shares. However, we think they may have extracted most of what they can with these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Meanwhile, the Federal Reserve (the Fed) started raising interest rates during the reporting period, lifting the federal funds target rate by 0.25% in December
2015. At the same time, Fed policymakers mentioned that four

================================================================================

================================================================================

interest rate increases were likely for 2016. They subsequently cut this projection to two interest rate increases, largely because of global market turmoil and weaker-than-expected U.S. economic data during the first quarter of
2016. In early June 2016, after a disappointing employment rate, investors appeared to dial back expectations further, pricing in just a single interest rate increase in 2016. At USAA Investments, we have believed for some time that
Fed policymakers are unlikely to raise interest rates rapidly because they do not want to jeopardize U.S. economic growth. We continue to believe one or two interest rate increases are likely in 2016. While there is a chance that inflation measures may turn higher, we believe those pressures are likely to be temporary.

Looking ahead, we expect market turbulence to continue. In volatile times, it can be a challenge to find investments that provide adequate compensation relative to the risk assumed. This is one reason we should all have an investment plan. An investment plan can help us stay focused on what is most important--our objectives, time horizon, and risk tolerance. An investment plan can keep us from making hasty portfolio decisions based on market turmoil, while giving us flexibility to take advantage of attractive opportunities when they arise. Time horizon is critical. After all, dramatic price movements like those seen during the reporting period can smooth into smaller dips in the long term.
If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead we will continue monitoring market conditions, global events, economic trends, Fed monetary policy, and other factors that could potentially affect your investments. We remain committed to providing you with our best advice, top-notch service, and a variety of mutual funds. At USAA Investments, we look forward to continuing to help you with your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities markets. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

    Distributions to Shareholders                                              8

    Report of Independent Registered
      Public Accounting Firm                                                   9

    Portfolio of Investments                                                  10

    Notes to Portfolio of Investments                                         11

    Financial Statements                                                      12

    Notes to Financial Statements                                             15

EXPENSE EXAMPLE                                                               24

ADVISORY AGREEMENT(S)                                                         26

TRUSTEES' AND OFFICERS' INFORMATION                                           31

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

207218-0716

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TREASURY MONEY MARKET TRUST (THE FUND) PROVIDES INVESTORS
MAXIMUM CURRENT INCOME WHILE MAINTAINING THE HIGHEST DEGREE OF SAFETY
AND LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in U.S. government securities with maturities of 397 days or less, which include U.S. Treasury bills, notes, and bonds; repurchase agreements collateralized by such obligations; and other obligations of the U.S. Treasury. The 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

ANTHONY M. ERA, Jr.                               [PHOTO OF ANTHONY M. ERA, Jr.]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Shifting expectations about monetary policy action by the Federal Reserve
    (the Fed) dominated market sentiment during the reporting period ended May
    31, 2016. In June 2015, when the reporting period began, positive U.S.
    economic data suggested the Fed might soon raise the federal funds target
    (fed funds) rate, which had been anchored between 0% and 0.25% since
    December 2008. Reflecting this widespread belief, shorter-term yields edged higher during the summer. Longer-term yields, which are generally driven by inflation expectations, increased only slightly. However, the potential increase in the fed funds rate remained on hold given concerns surrounding global economic conditions and an increase in global market volatility, especially during August and September 2015. In December 2015, as volatility eased and the U.S. economy continued to improve, the Fed raised the target range of the fed funds rate to 0.25% to 0.50% and indicated that four interest rate increases were likely during 2016. Yields rose following the announcement. In the first quarter of 2016, yields generally fell as U.S. economic data weakened and Fed policymakers said they may instead increase interest rates only twice during the calendar year. Yields edged up in April and May 2016 amid improving economic news and statements from Fed policymakers that two interest rate increases were still planned for 2016.

    Yields on money market funds, which benefited slightly from the Fed's
    December 2015 interest rate increase, nevertheless remained near 0%

================================================================================

2  | USAA TREASURY MONEY MARKET TRUST

================================================================================

    throughout the reporting period. Investors continued to rely on money market funds, in spite of exceptionally low yields, for the low risk and liquidity they offered.

o   HOW DID THE USAA TREASURY MONEY MARKET TRUST (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    For the reporting period ended May 31, 2016, the seven-day yield on the
    Fund remained less than 0.01%. The total return for the same period was less than 0.01%, compared to an average of 0.01% for all retail money market funds that hold U.S. Treasuries and repos backed by the U.S.
    Treasury ranked by iMoneyNet, Inc.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the
    Fund's assets.

o   HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

    During the reporting period, we continued to invest in maturities of 397 days or less that are backed by the full faith and credit of the U.S.
    government. In addition to purchasing U.S. Treasury bills with short maturities, the Fund also continued to invest primarily in eligible short-
    term repurchase agreements with approved counterparties. Should the Fed raise interest rates in the near term, securities that mature sooner would allow us to reinvest earlier in a rising interest rate environment
    (compared to securities with longer final maturities).

    Thank you for allowing us to help you manage your investments.

    Refer to page 5 for the iMoneyNet, Inc. definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                         MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA TREASURY MONEY MARKET TRUST (THE FUND)
(Ticker Symbol: UATXX)

--------------------------------------------------------------------------------
                                                 5/31/16               5/31/15
--------------------------------------------------------------------------------
Net Assets                                   $188.9 Million        $119.7 Million
Net Asset Value Per Share                        $1.00                 $1.00
Dollar-Weighted Average
Portfolio Maturity(+)                            19 Days                3 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
   1 YEAR                         5 YEARS                           10 YEARS
     0.00%*                         0.00%*                            0.85%

--------------------------------------------------------------------------------
                      7-DAY YIELD AS OF 5/31/16
--------------------------------------------------------------------------------
  UNSUBSIDIZED           -0.34%              SUBSIDIZED                0.00%*

--------------------------------------------------------------------------------
                    EXPENSE RATIO AS OF 5/31/15**
--------------------------------------------------------------------------------
                                0.52%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*Represents less than 0.01%.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

YOU COULD LOSE MONEY BY INVESTING IN THE FUND. ALTHOUGH THIS FUND SEEKS TO
PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE TO DO
SO. AN INVESTMENT IN THIS FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR
ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO
LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT
EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or reinvested net investment income. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

4  | USAA TREASURY MONEY MARKET TRUST

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                     USAA TREASURY MONEY          iMoneyNet
                         MARKET TRUST              AVERAGE
 5/26/2015                  0.000%                  0.000%
 6/30/2015                  0.000                   0.005
 7/28/2015                  0.000                   0.005
 8/25/2015                  0.000                   0.000
 9/29/2015                  0.000                   0.005
10/27/2015                  0.000                   0.000
11/24/2015                  0.000                   0.005
12/29/2015                  0.000                   0.015
 1/26/2016                  0.000                   0.015
 2/23/2016                  0.000                   0.020
 3/29/2016                  0.000                   0.025
 4/26/2016                  0.000                   0.025
 5/31/2016                  0.000                   0.025

                                   [END CHART]

      Data represents the last Tuesday of each month. Ending date 5/31/16.

The graph tracks the Fund's seven-day yield against the iMoneyNet, Inc. average for all retail money market funds that hold U.S. Treasuries and repos backed by the U.S. Treasury and all retail money funds that hold 100% in U.S. Treasuries.
iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

*Represents less than 0.01%.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                        [CHART OF CUMULATIVE PERFORMANCE]

                                            USAA TREASURY MONEY
                                               MARKET TRUST
05/31/06                                        $10,000.00
06/30/06                                         10,039.00
07/31/06                                         10,076.00
08/31/06                                         10,117.00
09/30/06                                         10,158.00
10/31/06                                         10,198.00
11/30/06                                         10,237.00
12/31/06                                         10,281.00
01/31/07                                         10,320.00
02/28/07                                         10,358.00
03/31/07                                         10,401.00
04/30/07                                         10,441.00
05/31/07                                         10,483.00
06/30/07                                         10,524.00
07/31/07                                         10,565.00
08/31/07                                         10,608.00
09/30/07                                         10,642.00
10/31/07                                         10,679.00
11/30/07                                         10,714.00
12/31/07                                         10,741.00
01/31/08                                         10,766.00
02/29/08                                         10,785.00
03/31/08                                         10,800.00
04/30/08                                         10,815.00
05/31/08                                         10,831.00
06/30/08                                         10,844.00
07/31/08                                         10,858.00
08/31/08                                         10,872.00
09/30/08                                         10,882.00
10/31/08                                         10,883.00
11/30/08                                         10,884.00
12/31/08                                         10,884.00
01/31/09                                         10,884.00
02/28/09                                         10,884.00
03/31/09                                         10,884.00
04/30/09                                         10,884.00
05/31/09                                         10,884.00
06/30/09                                         10,885.00
07/31/09                                         10,885.00
08/31/09                                         10,885.00
09/30/09                                         10,885.00
10/31/09                                         10,885.00
11/30/09                                         10,885.00
12/31/09                                         10,885.00
01/31/10                                         10,885.00
02/28/10                                         10,885.00
03/31/10                                         10,885.00
04/30/10                                         10,885.00
05/31/10                                         10,885.00
06/30/10                                         10,885.00
07/31/10                                         10,885.00
08/31/10                                         10,885.00
09/30/10                                         10,885.00
10/31/10                                         10,885.00
11/30/10                                         10,885.00
12/31/10                                         10,885.00
01/31/11                                         10,885.00
02/28/11                                         10,885.00
03/31/11                                         10,885.00
04/30/11                                         10,885.00
05/31/11                                         10,885.00
06/30/11                                         10,885.00
07/31/11                                         10,885.00
08/31/11                                         10,885.00
09/30/11                                         10,885.00
10/31/11                                         10,885.00
11/30/11                                         10,885.00
12/31/11                                         10,885.00
01/31/12                                         10,885.00
02/29/12                                         10,885.00
03/31/12                                         10,885.00
04/30/12                                         10,885.00
05/31/12                                         10,885.00
06/30/12                                         10,885.00
07/31/12                                         10,885.00
08/31/12                                         10,885.00
09/30/12                                         10,885.00
10/31/12                                         10,885.00
11/30/12                                         10,885.00
12/31/12                                         10,885.00
01/31/13                                         10,885.00
02/28/13                                         10,885.00
03/31/13                                         10,885.00
04/30/13                                         10,885.00
05/31/13                                         10,885.00
06/30/13                                         10,885.00
07/31/13                                         10,885.00
08/31/13                                         10,885.00
09/30/13                                         10,885.00
10/31/13                                         10,885.00
11/30/13                                         10,885.00
12/31/13                                         10,885.00
01/31/14                                         10,885.00
02/28/14                                         10,885.00
03/31/14                                         10,885.00
04/30/14                                         10,885.00
05/31/14                                         10,885.00
06/30/14                                         10,885.00
07/31/14                                         10,885.00
08/31/14                                         10,885.00
09/30/14                                         10,885.00
10/31/14                                         10,885.00
11/30/14                                         10,885.00
12/31/14                                         10,885.00
01/31/15                                         10,885.00
02/28/15                                         10,885.00
03/31/15                                         10,885.00
04/30/15                                         10,885.00
05/31/15                                         10,885.00
06/30/15                                         10,885.00
07/31/15                                         10,885.00
08/31/15                                         10,885.00
09/30/15                                         10,885.00
10/31/15                                         10,885.00
11/30/15                                         10,885.00
12/31/15                                         10,885.00
01/31/16                                         10,885.00
02/29/16                                         10,885.00
03/31/16                                         10,885.00
04/30/16                                         10,885.00
05/31/16                                         10,885.00

                                   [END CHART]

                       Data from 5/31/06 through 5/31/16.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Treasury Money Market Trust.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Income may be subject to federal, state, or local taxes, or to the federal alternative minimum tax. For seven-day yield information, please refer to the Fund's Investment Overview page.

================================================================================

6  | USAA TREASURY MONEY MARKET TRUST

================================================================================

                           o PORTFOLIO MIX - 5/31/16 o

                          [PIE CHART OF PORTFOLIO MIX]

U.S. TREASURY BILLS                                                       64.6%
REPURCHASE AGREEMENTS                                                     31.8%
U.S. TREASURY NOTES                                                        2.6%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended
May 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts
(or, if subsequently determined to be different, the maximum amount allowable)
for the fiscal year ended May 31, 2016:

                               QUALIFIED INTEREST INCOME
                               -------------------------
                                          $1,000
                               -------------------------

================================================================================

8  | USAA TREASURY MONEY MARKET TRUST

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TREASURY MONEY MARKET TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Treasury Money Market Trust (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31,
2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
USAA Treasury Money Market Trust at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2016

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2016

-------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                                  VALUE
(000)         SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              U.S. TREASURY NOTES (2.6%)(a)
$     5,000   0.50%, 6/30/2016 (cost: $5,001)                                                      $    5,001
                                                                                                   ----------
              U.S. TREASURY BILLS (64.6%)(b)
     10,000   0.15%, 6/02/2016                                                                         10,000
     10,000   0.15%, 6/09/2016                                                                         10,000
     18,000   0.15%, 6/16/2016                                                                         17,999
     30,000   0.18%, 6/23/2016                                                                         29,996
     20,000   0.26%, 6/30/2016                                                                         19,997
      8,000   0.22%, 7/07/2016                                                                          7,998
      3,000   0.22%, 7/14/2016                                                                          2,999
     13,000   0.24%, 7/21/2016                                                                         12,996
      5,000   0.25%, 7/28/2016                                                                          4,998
      5,000   0.27%, 8/04/2016                                                                          4,998
                                                                                                   ----------
              Total U.S. Treasury Bills (cost: $121,981)                                              121,981
                                                                                                   ----------
              REPURCHASE AGREEMENTS (31.8%)
      9,000   Bank of America, N.A., 0.28%, acquired 5/31/2016 and due on
                6/01/2016 at $9,000 (collateralized by $9,194 of U.S. Treasury, 1.63%(a),
                due 5/31/2023; market value $9,180)                                                     9,000
     25,000   Credit Agricole Corp. Inv. Bank, 0.28%, acquired 5/31/2016 and due on
                6/01/2016 at $25,000 (collateralized by $24,822 of U.S. Treasury, 2.13%(a),
                due 5/15/2025; market value $25,500)                                                   25,000
     26,000   HSBC Bank USA, Inc., 0.26%, acquired 5/31/2016 and due on
                6/01/2016 at $26,000 (collateralized by $24,650 of U.S. Treasury, 3.00%(a),
                due 11/15/2044; market value $26,525)                                                  26,000
                                                                                                   ----------
              Total Repurchase Agreements (cost: $60,000)                                              60,000
                                                                                                   ----------

              TOTAL INVESTMENTS (COST: $186,982)                                                   $  186,982
                                                                                                   ==========

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                         LEVEL 1             LEVEL 2           LEVEL 3            TOTAL
-------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                             $5,001             $      -            $-            $  5,001
U.S. Treasury Bills                                  -              121,981             -             121,981
Repurchase Agreements                                -               60,000             -              60,000
-------------------------------------------------------------------------------------------------------------
Total                                           $5,001             $181,981            $-            $186,982
-------------------------------------------------------------------------------------------------------------

================================================================================

10  | USAA TREASURY MONEY MARKET TRUST

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The cost of securities at May 31, 2016, for federal income tax purposes, was $186,982,000.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (b) Securities offered at a discount to face value rather than at a stated
        coupon rate. Rates represent the discount rates at purchase date.

See accompanying notes to financial statements.

================================================================================

                                        NOTES TO PORTFOLIO OF INVESTMENTS |   11

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)                         $126,982
   Investments in repurchase agreements (cost approximates market value)                          60,000
   Cash                                                                                            1,728
   Receivables:
      Capital shares sold                                                                            822
      USAA Asset Management Company (Note 4C)                                                          9
      Interest                                                                                        11
                                                                                                --------
         Total assets                                                                            189,552
                                                                                                --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                                        598
   Accrued management fees                                                                            20
   Other accrued expenses and payables                                                                71
                                                                                                --------
         Total liabilities                                                                           689
                                                                                                --------
            Net assets applicable to capital shares outstanding                                 $188,863
                                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $188,863
                                                                                                ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                               188,863
                                                                                                ========
   Net asset value, redemption price, and offering price per share                              $   1.00
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

12  | USAA TREASURY MONEY MARKET TRUST

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                                $  295
                                                                                                  ------
EXPENSES
   Management fees                                                                                   214
   Administration and servicing fees                                                                 171
   Transfer agent's fees                                                                             139
   Custody and accounting fees                                                                        97
   Postage                                                                                             8
   Shareholder reporting fees                                                                         27
   Trustees' fees                                                                                     28
   Registration fees                                                                                  59
   Professional fees                                                                                  83
   Other                                                                                               9
                                                                                                  ------
      Total expenses                                                                                 835
   Expenses reimbursed                                                                              (541)
                                                                                                  ------
      Net expenses                                                                                   294
                                                                                                  ------
NET INVESTMENT INCOME                                                                             $    1
                                                                                                  ======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

-------------------------------------------------------------------------------------------
                                                                    2016               2015
-------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                       $       1           $      1
                                                               ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                              (1)                (1)
                                                               ----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                     177,628             43,838
   Reinvested dividends                                                1                  1
   Cost of shares redeemed                                      (108,420)           (52,601)
                                                               ----------------------------
       Increase (decrease) in net assets from capital
           share transactions                                     69,209             (8,762)
                                                               ----------------------------
   Net increase (decrease) in net assets                          69,209             (8,762)

NET ASSETS
   Beginning of year                                             119,654            128,416
                                                               ----------------------------
   End of year                                                 $ 188,863           $119,654
                                                               ============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                   177,628             43,838
   Shares issued for dividends reinvested                              1                  1
   Shares redeemed                                              (108,420)           (52,601)
                                                               ----------------------------
       Increase (decrease) in shares outstanding                  69,209             (8,762)
                                                               =============================

See accompanying notes to financial statements.

================================================================================

14  | USAA TREASURY MONEY MARKET TRUST

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Fund qualifies as a registered investment company under
Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Treasury Money Market Trust (the Fund), which is classified as diversified under the 1940 Act. The Fund provides investors maximum current income while maintaining the highest degree of safety and liquidity.

A.  SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
    established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA

================================================================================

                                              NOTES TO FINANCIAL STATEMENTS | 15

================================================================================

    Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the
    New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2.  Repurchase agreements are valued at cost.

    3.  Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the
        Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B.  FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted)
    in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

16  | USAA TREASURY MONEY MARKET TRUST

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
    For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C.  FEDERAL TAXES - The Fund's policy is to comply with the requirements of the
    Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D.  INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis.
    Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

E.  REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a
    Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special
    "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master
    Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

    to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of
    Investments are not net settlement amounts but gross. At May 31, 2016, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery
    and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

G.  EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May
    31, 2016, there were no custodian and other bank credits.

H.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The
    Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

18  | USAA TREASURY MONEY MARKET TRUST

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended May 31, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.2% of the total fees paid to CAPCO by the USAA Funds. The
Fund had no borrowings under this agreement during the year ended May 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.
generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

The tax character of distributions paid during the years ended May 31, 2016, and 2015, was as follows:

                                                    2016                   2015
                                                   -----------------------------
Ordinary income*                                   $1,000                 $1,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended May 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the
Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES - The Manager provides investment management services to the
    Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.125% of the Fund's average net assets. For the year ended May 31, 2016, the Fund incurred management fees, paid or payable to the Manager, of $214,000.

B.  ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services,

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20  | USAA TREASURY MONEY MARKET TRUST

================================================================================

    the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended May 31,
    2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $171,000.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2016, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C.  EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the
    Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the year ended May 31, 2016, the Fund incurred reimbursable expenses of $541,000, of which $9,000 was receivable from the
    Manager.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder
    Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $139,000.

    Effective June 1, 2016, the Board approved changing the transfer agency fee structure from a per-account fee to an asset-based fee. Subsequent to May
    31, 2016, the Fund's transfer agent fee was accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets for the fiscal year.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

E.  UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) REGULATORY MATTERS

In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to the rules that govern money market funds that will affect the manner in which money market funds are structured and operated. The amendments also will allow money market funds to impose liquidity fees and suspend redemptions temporarily
(redemption gates), and will impose new requirements related to diversification, stress testing, and disclosure. Money market funds that qualify as "retail" or
"government" will be permitted to continue to utilize amortized cost to value their portfolio securities and to transact at a stable $1 net asset value per share as they do today. The Fund currently intends to qualify as a government money market fund no later than October 14, 2016, and, in doing so, will have the ability to impose liquidity fees and redemption gates.

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22  | USAA TREASURY MONEY MARKET TRUST

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED MAY 31,
                                     ------------------------------------------------------------------------
                                         2016            2015            2014            2013            2012
                                     ------------------------------------------------------------------------
Net asset value at
  beginning of period                $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                     ------------------------------------------------------------------------
Income from investment
  operations:
  Net investment
    income(a)                             .00             .00             .00             .00             .00
Less distributions from:
  Net investment income(a)               (.00)           (.00)           (.00)           (.00)           (.00)
                                     ------------------------------------------------------------------------
Net asset value at end
  of period                          $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                     ========================================================================
Total return (%)* (b),(d)                 .00             .00             .00             .00             .00
Net assets at end of
  period (000)                       $188,863        $119,654        $128,416        $141,474        $150,266
Ratios to average
  net assets:**
  Expenses (%)(b),(c)                     .17             .06             .04             .15             .08
  Expenses, excluding
    reimbursements (%)(b),(c)             .49             .52             .48             .49             .48
  Net investment income (%)(d)            .00             .00             .00             .00             .00

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $171,324,000.
(a) Represents less than $0.01 per share.
(b) Effective December 1, 2008, the Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                            -               -            (.00%)(+)       (.00%)(+)       (.00%)

    (+)Represents less than 0.01% of average net assets.
(d) Represents less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

EXPENSE EXAMPLE

May 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2015, through May
31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

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24  | USAA TREASURY MONEY MARKET TRUST

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical"
is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                          EXPENSES PAID
                                           BEGINNING                ENDING                DURING PERIOD*
                                         ACCOUNT VALUE           ACCOUNT VALUE          DECEMBER 1, 2015 -
                                        DECEMBER 1, 2015         MAY 31, 2016              MAY 31, 2016
                                        ------------------------------------------------------------------
Actual                                      $1,000.00              $1,000.00                  $1.20

Hypothetical
  (5% return before expenses)                1,000.00               1,023.80                   1.21

*Expenses are equal to the Fund's annualized expense ratio of 0.24%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of less than 0.01% for the six-month period of December 1, 2015, through
 May 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  25

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the
Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent legal counsel retained by the Independent Trustees (Independent
Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the
Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the
Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

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26  | USAA TREASURY MONEY MARKET TRUST

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the
Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The
Board considered the fees paid to the Manager and the services provided to the
Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the
Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  27

================================================================================

professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," was also considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the
Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory
Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the
Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory
Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services as well as any fee waivers or reimbursements - was equal to the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, was above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services

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28  | USAA TREASURY MONEY MARKET TRUST

================================================================================

received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee. The Board also took into account management's discussion of the Fund's expenses.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results.
The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the
"performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its
Lipper index for the one-, three-, and five-year periods ended December 31,
2015. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, and five-year periods ended December 31, 2015. The Board took into account management's discussion of the Fund's performance, including the factors that contributed to the Fund's underperformance relative to its peer group. The Board also noted the
Fund's strong performance relative to its peer group over the longer term, including its top quintile performance over the ten-year period ended December
31, 2015. The Board also noted the relatively small range among the performance returns among the peer group.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the
Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund.
The Trustees reviewed the profitability of the Manager's relationship with the
Fund before tax expenses, noting that the Manager has reimbursed a portion of its

================================================================================

                                                     ADVISORY AGREEMENT(S) |  29

================================================================================

management fee for the Fund. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the
Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also considered the fee waivers and expense reimbursement arrangements by the
Manager. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the
Advisory Agreement would be in the best interests of the Fund and its shareholders.

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30  | USAA TREASURY MONEY MARKET TRUST

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the
USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates.
Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an
Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the Funds' Trustees, you may call (800)
531-USAA (8722) or (210) 531-8722 to request a free copy of the Funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  31

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA (2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present);
Director of USAA Asset Management Company (AMCO) (12/11-present); Director of
USAA Investment Management Company (IMCO) (10/09-present); President, IMCO
(10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA
Shareholder Account Services (SAS) (10/09-present); Senior Vice President of
USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present);
Director of FPS (12/13-present); President and Director of USAA Investment
Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D. (2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research
Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds.
Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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32  | USAA TREASURY MONEY MARKET TRUST

================================================================================

JEFFERSON C. BOYCE (3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an
investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY (3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and
Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley
brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  33

================================================================================

PAUL L. MCNAMARA (3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since
10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D. (3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of
Business at Rice University (07/13-present); Associate Professor of Finance at
Jesse H. Jones Graduate School of Business at Rice University (07/01-present);
Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate
School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the
Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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34  | USAA TREASURY MONEY MARKET TRUST

================================================================================

MICHAEL F. REIMHERR (3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1)  Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7)  The address for all non-interested trustees is that of the USAA Funds,
        P.O. Box 659430, San Antonio, TX 78265-9430.
   (8)  Dr. Ostdiek has been designated as an Audit and Compliance Committee
        Financial Expert by the Funds' Board.
   (9)  Ms. Hawley has been designated as an Audit and Compliance Committee
        Financial Expert by the Funds' Board.
   (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment
Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio
Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President,
Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice
President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG
General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel
(11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13);
Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO,
SAS, and ICORP.

================================================================================

36  | USAA TREASURY MONEY MARKET TRUST

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA
(11/14-present); Executive Director, Lead Securities Attorney, FASG General
Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA
(12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO,
(04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA
(04/13-present); Director, Institutional Asset Management Compliance, AMCO
(03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO
(06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

(1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of
    1940.

================================================================================

38  | USAA TREASURY MONEY MARKET TRUST

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional
Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at
USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   23415-0716                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)
                                             [GRAPHIC OF USAA WORLD GROWTH FUND]

   ===================================================================

            ANNUAL REPORT
            USAA WORLD GROWTH FUND
            FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
            MAY 31, 2016

   ===================================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"AN INVESTMENT PLAN CAN KEEP US FROM MAKING
HASTY PORTFOLIO DECISIONS BASED ON MARKET
TURMOIL, WHILE GIVING US FLEXIBILITY TO TAKE        [PHOTO OF BROOKS ENGLEHARDT]
ADVANTAGE OF ATTRACTIVE OPPORTUNITIES WHEN
THEY ARISE."

--------------------------------------------------------------------------------

JULY 2016

Global equity markets were volatile during the reporting period ended May 31,
2016. Concerns about the global economy--especially worries about China's growth and the potential "Brexit"--fueled the turmoil. Global stocks sold off in August to September 2015 and then again during the first six weeks of 2016. Both declines were followed by strong rallies. By the end of the reporting period, the broad U.S. stock market had generated a modest gain, but non-U.S. stocks stayed in negative territory.

U.S. stocks were able to recover their losses, in our opinion, because the U.S.
economy continued to grow (albeit slowly) and U.S. employers continued to add jobs. Market participants may have believed there was little chance of a recession in the near term. We remain cautious about the U.S. economic outlook at the time of this writing. Overall, in 2016, we expect the economy to continue running low and slow, with the weak 0.8% growth recorded in the first quarter of
2016 supporting this assessment.

Surprisingly, despite the disappointing economic data, investors were able to shrug off news of bad earnings during the reporting period. In the first quarter of 2016, companies comprising the S&P 500(R) Index suffered their fourth consecutive quarter of year-over-year earnings declines. Some commentators argued that the news was not that dismal if you factored out energy and metals and mining companies. At USAA Investments, we take the data as it is, not as we would prefer it to be. Indeed, we anticipate that corporate earnings will decline again in the second quarter of 2016. We also expect that revenues will continue to fall. To compensate for this, many companies have cut operating costs, reduced capital spending, and bought back their shares. However, we think they may have extracted most of what they can with these methods. Given the lack of revenue and earnings growth in recent quarters, we believe it will be a challenge for stocks to generate meaningful gains in the near term.

Meanwhile, the Federal Reserve (the Fed) started raising interest rates during the reporting period, lifting the federal funds target rate by 0.25% in December
2015. At the same time, Fed policymakers mentioned that four

================================================================================

================================================================================

interest rate increases were likely for 2016. They subsequently cut this projection to two interest rate increases, largely because of global market turmoil and weaker-than-expected U.S. economic data during the first quarter of
2016. In early June 2016, after a disappointing employment rate, investors appeared to dial back expectations further, pricing in just a single interest rate increase in 2016. At USAA Investments, we have believed for some time that
Fed policymakers are unlikely to raise interest rates rapidly because they do not want to jeopardize U.S. economic growth. We continue to believe one or two interest rate increases are likely in 2016. While there is a chance that inflation measures may turn higher, we believe those pressures are likely to be temporary.

Looking ahead, we expect market turbulence to continue. In volatile times, it can be a challenge to find investments that provide adequate compensation relative to the risk assumed. This is one reason we should all have an investment plan. An investment plan can help us stay focused on what is most important--our objectives, time horizon, and risk tolerance. An investment plan can keep us from making hasty portfolio decisions based on market turmoil, while giving us flexibility to take advantage of attractive opportunities when they arise. Time horizon is critical. After all, dramatic price movements like those seen during the reporting period can smooth into smaller dips in the long term.
If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help with your investment allocations and discuss whether you are properly aligned with your long-term goals, time horizon, and tolerance for risk.

Rest assured that in the months ahead we will continue monitoring market conditions, global events, economic trends, Fed monetary policy, and other factors that could potentially affect your investments. We remain committed to providing you with our best advice, top-notch service, and a variety of mutual funds. At USAA Investments, we look forward to continuing to help you with your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial
Advisors Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning
Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in
California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer. o Standard & Poor's 500 Index and S&P are registered trademarks. The S&P 500 Index is an unmanaged index of 500 stocks. The S&P 500 focuses on the large cap segment of the market, covering 75% of the U.S.
equities markets. S&P 500 is a trademark of the McGraw-Hill Companies, Inc.

================================================================================

================================================================================

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             14

    Report of Independent Registered
      Public Accounting Firm                                                  15

    Portfolio of Investments                                                  16

    Notes to Portfolio of Investments                                         23

    Financial Statements                                                      24

    Notes to Financial Statements                                             28

EXPENSE EXAMPLE                                                               45

ADVISORY AGREEMENT(S)                                                         47

TRUSTEES' AND OFFICERS' INFORMATION                                           55

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

207219-0716

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA WORLD GROWTH FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest its assets primarily in equity securities of both foreign (including emerging markets) and domestic issuers. The "equity securities" in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks, including rights and warrants.

While the Fund may invest in companies of any size, it generally focuses on companies with large market capitalizations. The Fund may invest a large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability.
Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors also may be considered.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF DAVID R. MANNHEIM]                           [PHOTO OF ROGER MORLEY]

DAVID R. MANNHEIM                                      ROGER MORLEY
MFS Investment Management                              MFS Investment Management

--------------------------------------------------------------------------------

o   PLEASE REVIEW MARKET CONDITIONS OVER THE REPORTING PERIOD.

    The early part of the reporting period ended May 31, 2016, was dominated by speculation over both Federal Reserve (the Fed) policy and China's growth outlook, against a continued backdrop of elevated geopolitical uncertainty.
    The Fed, which had appeared on the verge of an interest rate increase cycle for several quarters, was given pause by a deterioration in economic conditions globally. Concerns continued to mount over the ability of China to maintain acceptable growth levels as it transitioned to a more balanced economic model. In August 2015, the Chinese government devalued their currency, the renminbi, leading to fears of a potential global currency war.
    Oil and other commodities continued their decline, putting further pressure on the financial stability of a number of emerging markets.

    As 2015 ended, markets took a favorable view as the Fed prepared to increase interest rates for the first time in nine years on the back of a strengthening U.S. employment picture. However, global risk sentiment declined entering 2016 on an increase of China concerns. Specifically, weak manufacturing data spurred a dip in Chinese equities and led to a suspension in trading. Other global equity markets dropped in sympathy.

    As January 2016 progressed, oil prices fell, dropping below $30 per barrel and adding to concerns over global growth and stability conditions. Against this backdrop, expectations with respect to the Fed's next interest rate increase were extended, even as central banks overseas were engaged in further efforts to stimulate their economies.

================================================================================

2  | USAA WORLD GROWTH FUND

================================================================================

    Mid-February 2016 saw oil prices begin what would ultimately be a rebound of roughly 50% off their recent lows, helping to stabilize risk sentiment and triggering a rally in global equities that trimmed some of the losses experienced earlier in overseas markets.

o   HOW DID THE USAA WORLD GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING
    PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Share, and
    Adviser Shares. For the period ended May 31, 2016, the Fund Shares and
    Adviser Shares had a total return of -2.49% and -2.72%, respectively. This compares to returns of -5.39% for the Lipper Global Funds Index and -3.96%
    for the MSCI World Index. The Institutional Shares commenced operations on
    August 7, 2015, and from that time through May 31, 2016, had a total return of -2.92%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. MFS Investment Management (MFS) is the subadviser to the Fund.
    The subadviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT FACTORS DROVE THE FUND'S PERFORMANCE RELATIVE TO THE INDEX?

    During the reporting period, the most significant positive contributions to relative performance included strong stock selection within the health care sector and an overweight position in the consumer staples sector. In health care, MFS has invested primarily in medical technology and life sciences companies with growth opportunities driven by long-term demographic trends and distinctive product advantages. Leading contributors within health care for the reporting period included life

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    You will find a complete list of securities that the Fund owns on pages
    16-22.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    sciences research firm Thermo Fisher Scientific, Inc. and medical device manufacturer Stryker Corp. Within consumer staples, MFS has focused on global companies with strong brands, good pricing power, and diverse geographical footprints. Contributions in the sector were led by a pair of companies with a focus on personal care products, Svenska Cellulosa AB "B"
    (Sweden) and Reckitt Benckiser Group plc (United Kingdom). The single largest positive contributor to the Fund's relative performance was a position in global management consulting firm Accenture plc "A" within
    Information Technology. A lack of exposure to Apple Inc. within the technology sector also added to relative performance.

    Conversely, the largest detractors from relative performance included weak stock selection in the retail sector. Most notably, the Fund had a lack of exposure to online retailer Amazon.com Inc., which saw its shares rebound on strong results in its cloud-computing business. The Fund's lack of exposure to the defensive utilities sector and stock selection within the financial sector also detracted modestly from relative performance. The single most significant negative contribution came from a position in German pharmaceutical giant Bayer AG, whose proposed acquisition of U.S. seed company Monsanto Co. was met with skepticism by the market. A lack of holdings in Alphabet Inc. (formerly known as Google) within the technology sector also constrained returns. Finally, the Fund's relative currency exposure, which is a byproduct of stock selection decisions, also dampened relative performance.

    MFS expects that markets will continue to be challenged by issues relating to weak economic growth, continued divergence of Fed policies, and a questionable rebound in commodity prices. A U.S. recession does not appear imminent despite some macro concerns and declining corporate profitability.
    MFS views overall valuations in equity markets as relatively fair after the recent rebound.

    MFS has maintained a focus on company fundamentals and valuations rather than macroeconomic forecasts, seeking to take advantage of relative valuation shifts in the market. Through a focus on reasonably

================================================================================

4  | USAA WORLD GROWTH FUND

================================================================================

    valued companies with sustainable, above-average growth prospects, MFS believes the Fund remains well positioned to outperform the market through a wide range of economic, market, and currency environments.

    Thank you for allowing us to help you manage your investments.

    FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY
    FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA WORLD GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USAWX)

--------------------------------------------------------------------------------
                                        5/31/16                     5/31/15
--------------------------------------------------------------------------------
Net Assets                           $1.2 Billion                $1.2 Billion
Net Asset Value Per Share               $27.20                      $28.69

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
    1 YEAR                             5 YEARS                     10 YEARS
    -2.49%                              7.96%                       6.90%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/15*
--------------------------------------------------------------------------------
                                      1.17%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA WORLD GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        USAA WORLD
                        GROWTH FUND                MSCI WORLD               LIPPER GLOBAL
                          SHARES                      INDEX                  FUNDS INDEX
05/31/06                $10,000.00                 $10,000.00                 $10,000.00
06/30/06                 10,067.00                   9,997.07                   9,978.20
07/31/06                 10,223.00                  10,059.46                   9,979.84
08/31/06                 10,508.00                  10,320.57                  10,242.12
09/30/06                 10,684.00                  10,443.63                  10,382.37
10/31/06                 10,968.00                  10,826.94                  10,714.44
11/30/06                 11,238.00                  11,092.07                  11,020.83
12/31/06                 11,446.00                  11,317.59                  11,261.39
01/31/07                 11,675.00                  11,451.19                  11,435.02
02/28/07                 11,543.00                  11,391.61                  11,319.71
03/31/07                 11,669.00                  11,600.13                  11,547.47
04/30/07                 12,163.00                  12,111.72                  11,989.05
05/31/07                 12,369.00                  12,451.09                  12,359.32
06/30/07                 12,312.00                  12,355.05                  12,341.34
07/31/07                 12,054.00                  12,081.42                  12,091.68
08/31/07                 12,122.00                  12,072.26                  12,071.33
09/30/07                 12,610.00                  12,646.36                  12,563.49
10/31/07                 12,908.00                  13,034.25                  12,991.70
11/30/07                 12,679.00                  12,501.46                  12,419.92
12/31/07                 12,512.00                  12,340.18                  12,305.94
01/31/08                 11,650.00                  11,397.15                  11,438.07
02/29/08                 11,668.00                  11,331.18                  11,336.00
03/31/08                 11,847.00                  11,222.57                  11,265.15
04/30/08                 12,210.00                  11,812.41                  11,758.33
05/31/08                 12,407.00                  11,992.53                  11,920.91
06/30/08                 11,360.00                  11,036.04                  10,935.07
07/31/08                 11,200.00                  10,766.38                  10,680.17
08/31/08                 11,064.00                  10,615.15                  10,562.75
09/30/08                 10,097.00                   9,352.60                   9,446.01
10/31/08                  8,465.00                   7,579.34                   7,748.68
11/30/08                  7,873.00                   7,088.74                   7,229.30
12/31/08                  8,258.00                   7,316.17                   7,534.28
01/31/09                  7,436.00                   6,675.23                   6,969.98
02/28/09                  6,717.00                   5,991.96                   6,376.32
03/31/09                  7,269.00                   6,443.81                   6,799.49
04/30/09                  7,969.00                   7,166.67                   7,440.35
05/31/09                  8,637.00                   7,816.01                   8,112.51
06/30/09                  8,663.00                   7,780.75                   8,096.47
07/31/09                  9,510.00                   8,439.76                   8,772.55
08/31/09                  9,806.00                   8,787.94                   9,121.29
09/30/09                 10,274.00                   9,138.21                   9,454.27
10/31/09                 10,082.00                   8,975.63                   9,259.65
11/30/09                 10,589.00                   9,342.40                   9,619.93
12/31/09                 10,848.00                   9,510.17                   9,874.59
01/31/10                 10,390.00                   9,117.10                   9,499.84
02/28/10                 10,526.00                   9,245.62                   9,632.22
03/31/10                 11,173.00                   9,818.21                  10,194.64
04/30/10                 11,147.00                   9,819.59                  10,234.00
05/31/10                 10,015.00                   8,882.75                   9,285.25
06/30/10                  9,775.00                   8,574.56                   9,007.74
07/31/10                 10,597.00                   9,269.72                   9,721.20
08/31/10                 10,125.00                   8,923.64                   9,348.36
09/30/10                 11,147.00                   9,755.73                  10,264.24
10/31/10                 11,626.00                  10,119.38                  10,675.02
11/30/10                 11,354.00                   9,900.91                  10,459.46
12/31/10                 12,170.00                  10,628.88                  11,196.70
01/31/11                 12,255.00                  10,869.00                  11,355.34
02/28/11                 12,639.00                  11,249.55                  11,718.82
03/31/11                 12,587.00                  11,138.61                  11,742.58
04/30/11                 13,387.00                  11,611.81                  12,182.11
05/31/11                 13,283.00                  11,370.92                  11,919.80
06/30/11                 13,107.00                  11,191.04                  11,693.32
07/31/11                 12,821.00                  10,988.12                  11,428.99
08/31/11                 11,858.00                  10,213.93                  10,510.46
09/30/11                 10,745.00                   9,331.74                   9,430.97
10/31/11                 11,994.00                  10,296.99                  10,413.47
11/30/11                 11,812.00                  10,045.58                  10,227.05
12/31/11                 11,641.00                  10,040.00                  10,081.65
01/31/12                 12,285.00                  10,543.84                  10,724.89
02/29/12                 12,935.00                  11,058.89                  11,257.08
03/31/12                 13,309.00                  11,201.07                  11,330.40
04/30/12                 13,204.00                  11,073.87                  11,130.87
05/31/12                 12,094.00                  10,117.93                  10,136.65
06/30/12                 12,606.00                  10,633.49                  10,587.87
07/31/12                 12,804.00                  10,770.19                  10,735.38
08/31/12                 13,211.00                  11,043.24                  10,923.37
09/30/12                 13,539.00                  11,346.63                  11,203.39
10/31/12                 13,559.00                  11,269.96                  11,194.22
11/30/12                 13,973.00                  11,414.27                  11,320.55
12/31/12                 14,366.00                  11,628.93                  11,685.64
01/31/13                 15,182.00                  12,221.30                  12,265.27
02/28/13                 15,314.00                  12,241.48                  12,239.63
03/31/13                 15,639.00                  12,529.12                  12,518.27
04/30/13                 15,865.00                  12,922.74                  12,874.53
05/31/13                 16,077.00                  12,927.62                  12,957.62
06/30/13                 15,692.00                  12,609.08                  12,672.20
07/31/13                 16,594.00                  13,272.89                  13,312.65
08/31/13                 16,110.00                  12,990.38                  13,033.96
09/30/13                 16,992.00                  13,640.06                  13,687.73
10/31/13                 17,523.00                  14,173.98                  14,165.96
11/30/13                 17,888.00                  14,425.88                  14,430.39
12/31/13                 18,351.00                  14,731.12                  14,691.42
01/31/14                 17,468.00                  14,185.51                  14,194.60
02/28/14                 18,520.00                  14,895.65                  14,888.04
03/31/14                 18,453.00                  14,917.21                  14,947.83
04/30/14                 18,568.00                  15,070.06                  15,020.00
05/31/14                 19,009.00                  15,366.56                  15,323.24
06/30/14                 19,193.00                  15,641.46                  15,589.13
07/31/14                 18,636.00                  15,391.63                  15,256.03
08/31/14                 18,962.00                  15,730.79                  15,604.99
09/30/14                 18,453.00                  15,304.04                  15,128.54
10/31/14                 18,677.00                  15,403.04                  15,229.91
11/30/14                 19,328.00                  15,711.73                  15,526.30
12/31/14                 19,032.00                  15,458.37                  15,258.55
01/31/15                 18,733.00                  15,178.27                  15,065.73
02/28/15                 19,791.00                  16,067.55                  15,897.23
03/31/15                 19,610.00                  15,816.03                  15,725.06
04/30/15                 19,861.00                  16,186.96                  16,047.71
05/31/15                 19,979.00                  16,242.72                  16,138.49
06/30/15                 19,562.00                  15,865.04                  15,805.48
07/31/15                 20,014.00                  16,149.82                  15,970.72
08/31/15                 18,566.00                  15,081.11                  14,933.58
09/30/15                 18,050.00                  14,524.85                  14,380.65
10/31/15                 19,429.00                  15,675.86                  15,409.15
11/30/15                 19,269.00                  15,597.86                  15,408.45
12/31/15                 18,723.00                  15,323.69                  15,082.30
01/31/16                 17,935.00                  14,406.97                  14,126.93
02/29/16                 17,849.00                  14,299.74                  13,927.56
03/31/16                 19,103.00                  15,270.11                  14,930.28
04/30/16                 19,511.00                  15,511.74                  15,166.92
05/31/16                 19,482.00                  15,598.86                  15,268.19

                                  [END CHART]

                       Data from 5/31/06 through 5/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA World Growth Fund Shares to the following benchmarks:

o   The unmanaged MSCI World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

o   The unmanaged Lipper Global Funds Index tracks the total return performance of the 30 largest funds within the Lipper Global Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA WORLD GROWTH FUND INSTITUTIONAL SHARES* (INSTITUTIONAL SHARES)
(Ticker Symbol: UIWGX)

--------------------------------------------------------------------------------
                                                                  5/31/16
--------------------------------------------------------------------------------
Net Assets                                                      $5.2 Million
Net Asset Value Per Share                                          $27.14

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURN AS OF 5/31/16
--------------------------------------------------------------------------------
                          SINCE INCEPTION 8/07/15**
                                   -2.92%

--------------------------------------------------------------------------------
                       EXPENSE RATIOS AS OF 5/31/15***
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.31%         AFTER REIMBURSEMENT        1.10%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The Institutional Shares commenced operations on August 7, 2015.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***The expense ratios are reported in the Fund's prospectus dated October 1,
2015, and are based on estimated expenses for the current fiscal year. USAA
Asset Management Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Institutional Shares' average net assets. If the total annual operating expense ratio of the Institutional Shares is lower than 1.10%, the Institutional
Shares will operate at that lower expense ratio. This reimbursement arrangement may not be changed or terminated during this time period without approval of the
Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2016. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies.
Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy
(USAA fund-of-funds).

================================================================================

8  | USAA WORLD GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    USAA WORLD GROWTH
                    FUND INSTITUTIONAL         MSCI WORLD             LIPPER GLOBAL
                          SHARES                  INDEX                FUNDS INDEX
07/31/15               $10,000.00              &10,000.00              $10,000.00
08/31/15                 9,247.31                9,338.25                9,350.60
09/30/15                 8,994.10                8,993.82                9,004.38
10/31/15                 9,677.42                9,706.53                9,648.38
11/30/15                 9,601.11                9,658.23                9,647.94
12/31/15                 9,329.00                9,488.46                9,443.72
01/31/16                 8,939.00                8,920.83                8,845.52
02/29/16                 8,892.00                8,854.43                8,720.68
03/31/16                 9,518.00                9,455.28                9,348.54
04/30/16                 9,722.00                9,604.90                9,496.71
05/31/16                 9,708.00                9,658.84                9,560.11

                                 [END CHART]

                      Data from 7/31/15 through 5/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA World Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the MSCI World Index and the Lipper Global Funds Index is
calculated from the end of the month, July 31, 2015, while the Institutional
Shares' inception date is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA WORLD GROWTH FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: USWGX)

--------------------------------------------------------------------------------
                                       5/31/16                       5/31/15
--------------------------------------------------------------------------------
Net Assets                          $16.6 Million                 $26.8 Million
Net Asset Value Per Share              $27.13                        $28.55

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/16
--------------------------------------------------------------------------------
     1 YEAR                   5 YEAR                SINCE INCEPTION 8/01/10
     -2.72%                   7.69%                         10.25%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/15*
--------------------------------------------------------------------------------
                                    1.38%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

10  | USAA WORLD GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      USAA WORLD
                      GROWTH FUND             MSCI WORLD            LIPPER GLOBAL
                    ADVISER SHARES               INDEX               FUNDS INDEX
07/31/10              $10,000.00              $10,000.00              $10,000.00
08/31/10                9,321.02                9,626.65                9,616.47
09/30/10               10,256.10               10,524.29               10,558.61
10/31/10               10,696.84               10,916.59               10,981.18
11/30/10               10,446.69               10,680.91               10,759.44
12/31/10               11,190.54               11,466.23               11,517.82
01/31/11               11,262.39               11,725.27               11,681.02
02/28/11               11,615.65               12,135.80               12,054.91
03/31/11               11,567.75               12,016.12               12,079.35
04/30/11               12,298.22               12,526.60               12,531.49
05/31/11               12,196.43               12,266.73               12,261.66
06/30/11               12,028.78               12,072.67               12,028.69
07/31/11               11,765.33               11,853.77               11,756.77
08/31/11               10,879.19               11,018.59               10,811.90
09/30/11                9,855.34               10,066.91                9,701.45
10/31/11               10,998.94               11,108.19               10,712.13
11/30/11               10,831.29               10,836.98               10,520.36
12/31/11               10,668.98               10,830.96               10,370.79
01/31/12               11,259.70               11,374.49               11,032.48
02/29/12               11,850.41               11,930.12               11,579.93
03/31/12               12,187.96               12,083.50               11,655.36
04/30/12               12,091.52               11,946.28               11,450.10
05/31/12               11,072.84               10,915.03               10,427.37
06/30/12               11,543.00               11,471.21               10,891.53
07/31/12               11,717.80               11,618.68               11,043.27
08/31/12               12,085.49               11,913.23               11,236.65
09/30/12               12,386.87               12,240.53               11,524.70
10/31/12               12,398.93               12,157.81               11,515.27
11/30/12               12,772.64               12,313.49               11,645.22
12/31/12               13,126.95               12,545.06               12,020.78
01/31/13               13,867.35               13,184.10               12,617.04
02/28/13               13,982.66               13,205.87               12,590.67
03/31/13               14,273.97               13,516.17               12,877.30
04/30/13               14,480.31               13,940.80               13,243.78
05/31/13               14,668.44               13,946.07               13,329.25
06/30/13               14,316.45               13,602.43               13,035.64
07/31/13               15,135.74               14,318.54               13,694.46
08/31/13               14,686.65               14,013.77               13,407.78
09/30/13               15,487.74               14,714.64               14,080.30
10/31/13               15,973.25               15,290.62               14,572.24
11/30/13               16,307.03               15,562.36               14,844.25
12/31/13               16,718.76               15,891.65               15,112.78
01/31/14               15,917.90               15,303.05               14,601.71
02/28/14               16,873.97               16,069.14               15,315.03
03/31/14               16,811.89               16,092.39               15,376.53
04/30/14               16,917.43               16,257.29               15,450.78
05/31/14               17,320.97               16,577.15               15,762.71
06/30/14               17,482.38               16,873.70               16,036.22
07/31/14               16,973.30               16,604.19               15,693.57
08/31/14               17,258.88               16,970.07               16,052.54
09/30/14               16,799.47               16,509.70               15,562.43
10/31/14               16,998.13               16,616.50               15,666.70
11/30/14               17,587.93               16,949.51               15,971.60
12/31/14               17,320.51               16,676.19               15,696.17
01/31/15               17,040.64               16,374.03               15,497.82
02/28/15               18,001.12               17,333.36               16,353.16
03/31/15               17,829.38               17,062.03               16,176.06
04/30/15               18,058.37               17,462.18               16,507.96
05/31/15               18,160.15               17,522.33               16,601.34
06/30/15               17,778.49               17,114.90               16,258.78
07/31/15               18,185.58               17,422.11               16,428.76
08/31/15               16,862.53               16,269.21               15,361.88
09/30/15               16,391.83               15,669.13               14,793.08
10/31/15               17,638.55               16,910.82               15,851.08
11/30/15               17,492.26               16,826.67               15,850.37
12/31/15               16,996.00               16,530.91               15,514.86
01/31/16               16,280.00               15,541.96               14,532.09
02/29/16               16,188.00               15,426.29               14,327.00
03/31/16               17,328.00               16,473.10               15,358.48
04/30/16               17,693.00               16,733.76               15,601.91
05/31/16               17,667.00               16,827.75               15,706.08

                                  [END CHART]

                       Data from 7/31/10 through 5/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA World Growth Fund Adviser Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the MSCI World Index and Lipper Global Funds Index is
calculated from the end of the month of July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                         o TOP 10 INDUSTRIES - 5/31/16 o
                                (% of Net Assets)

Health Care Equipment ...................................................  8.1%
Packaged Foods & Meat ...................................................  6.0%
Household Products ......................................................  5.5%
Asset Management & Custody Banks ........................................  5.2%
Pharmaceuticals .........................................................  5.1%
Movies & Entertainment ..................................................  4.9%
Aerospace & Defense .....................................................  4.7%
Life Sciences Tools & Services ..........................................  4.0%
Distillers & Vintners ...................................................  3.5%
Apparel, Accessories & Luxury Goods .....................................  3.1%

                      o TOP 10 EQUITY HOLDINGS - 5/31/16 o
                                (% of Net Assets)

Thermo Fisher Scientific, Inc. ..........................................  2.9%
Time Warner, Inc. .......................................................  2.6%
Nestle S.A. .............................................................  2.6%
Honeywell International, Inc. ...........................................  2.5%
Accenture plc "A" .......................................................  2.5%
Reckitt Benckiser Group plc .............................................  2.5%
Bayer AG ................................................................  2.4%
Walt Disney Co. .........................................................  2.3%
Visa, Inc. "A" ..........................................................  2.1%
Zimmer Biomet Holdings, Inc. ............................................  1.9%

You will find a complete list of securities that the Fund owns on pages 16-22.

================================================================================

12  | USAA WORLD GROWTH FUND

================================================================================

                       o COUNTRY ALLOCATION - 5/31/16 o

                      [PIE CHART OF COUNTRY ALLOCATION]

UNITED STATES                                                              55.6%
UNITED KINGDOM                                                             10.4%
SWITZERLAND                                                                 8.2%
FRANCE                                                                      7.6%
GERMANY                                                                     6.3%
OTHER*                                                                     11.7%

                                  [END CHART]

*Includes countries with less than 3% of portfolio and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended
May 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts
(or, if subsequently determined to be different, the maximum amount allowable)
for the fiscal year ended May 31, 2016:

     DIVIDEND RECEIVED             LONG-TERM
    DEDUCTION (CORPORATE          CAPITAL GAIN         QUALIFIED INTEREST
      SHAREHOLDERS)(1)           DISTRIBUTIONS(2)            INCOME
    ---------------------------------------------------------------------
           85.75%                  $23,165,000               $7,000
    ---------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended May 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

14  | USAA WORLD GROWTH FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA WORLD GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA World Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31,
2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
USAA World Growth Fund at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 21, 2016

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2016

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES       SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------
                EQUITY SECURITIES (99.3%)

                COMMON STOCKS (99.3%)

                CONSUMER DISCRETIONARY (17.8%)
                ------------------------------
                ADVERTISING (2.6%)
     152,201    Omnicom Group, Inc.                                                                $   12,683
     781,910    WPP plc                                                                                18,029
                                                                                                   ----------
                                                                                                       30,712
                                                                                                   ----------
                APPAREL RETAIL (0.7%)
     265,605    Urban Outfitters, Inc.*                                                                 7,578
                                                                                                   ----------
                APPAREL, ACCESSORIES & LUXURY GOODS (3.1%)
     367,586    Burberry Group plc                                                                      5,718
     146,514    Compagnie Financiere Richemont S.A.                                                     8,630
       5,980    Hermes International                                                                    2,162
     122,599    LVMH Moet Hennessy Louis Vuitton SE                                                    19,650
                                                                                                   ----------
                                                                                                       36,160
                                                                                                   ----------
                AUTO PARTS & EQUIPMENT (0.6%)
     106,356    Delphi Automotive plc                                                                   7,228
                                                                                                   ----------
                AUTOMOTIVE RETAIL (0.8%)
      12,780    AutoZone, Inc.*                                                                         9,741
                                                                                                   ----------
                CABLE & SATELLITE (1.6%)
      34,242    Charter Communications, Inc. "A"*                                                       7,497
     787,342    Sky plc                                                                                10,987
                                                                                                   ----------
                                                                                                       18,484
                                                                                                   ----------
                CASINOS & GAMING (0.6%)
     596,400    Sands China Ltd.                                                                        2,279
     630,322    William Hill plc                                                                        2,840
      24,272    Wynn Resorts Ltd.                                                                       2,335
                                                                                                   ----------
                                                                                                        7,454
                                                                                                   ----------
                MOTORCYCLE MANUFACTURERS (0.4%)
     105,188    Harley-Davidson, Inc.                                                                   4,879
                                                                                                   ----------

================================================================================

16  | USAA WORLD GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES       SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------
                MOVIES & ENTERTAINMENT (4.9%)
     408,009    Time Warner, Inc.                                                                  $   30,870
     266,487    Walt Disney Co.                                                                        26,441
                                                                                                   ----------
                                                                                                       57,311
                                                                                                   ----------
                RESTAURANTS (1.8%)
     737,641    Compass Group plc                                                                      13,750
     129,055    Whitbread plc                                                                           7,873
                                                                                                   ----------
                                                                                                       21,623
                                                                                                   ----------
                SPECIALTY STORES (0.7%)
     287,932    Sally Beauty Holdings, Inc.*                                                            8,269
                                                                                                   ----------
                Total Consumer Discretionary                                                          209,439
                                                                                                   ----------
                CONSUMER STAPLES (17.6%)
                ------------------------
                BREWERS (2.5%)
   1,056,629    Ambev S.A.                                                                              5,588
     114,718    Carlsberg A/S "B"                                                                      11,069
     142,248    Heineken N.V.                                                                          13,211
                                                                                                   ----------
                                                                                                       29,868
                                                                                                   ----------
                DISTILLERS & VINTNERS (3.5%)
     836,828    Diageo plc                                                                             22,671
     166,740    Pernod Ricard S.A.                                                                     18,164
                                                                                                   ----------
                                                                                                       40,835
                                                                                                   ----------
                FOOD RETAIL (0.1%)
      17,200    Lawson, Inc.                                                                            1,362
                                                                                                   ----------
                HOUSEHOLD PRODUCTS (5.5%)
     226,490    Colgate-Palmolive Co.                                                                  15,948
     292,909    Reckitt Benckiser Group plc                                                            29,166
     628,761    Svenska Cellulosa AB "B"                                                               20,126
                                                                                                   ----------
                                                                                                       65,240
                                                                                                   ----------
                PACKAGED FOODS & MEAT (6.0%)
     294,066    DANONE S.A.                                                                            20,639
     264,191    Kellogg Co.                                                                            19,648
     411,529    Nestle S.A.                                                                            30,389
                                                                                                   ----------
                                                                                                       70,676
                                                                                                   ----------
                Total Consumer Staples                                                                207,981
                                                                                                   ----------
                ENERGY (1.3%)
                -------------
                OIL & GAS EQUIPMENT & SERVICES (1.2%)
     113,478    National Oilwell Varco, Inc.                                                            3,739
     134,326    Schlumberger Ltd.                                                                      10,249
                                                                                                   ----------
                                                                                                       13,988
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES       SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------
                OIL & GAS EXPLORATION & PRODUCTION (0.1%)
     136,800    INPEX Corp.                                                                        $    1,128
                                                                                                   ----------
                Total Energy                                                                           15,116
                                                                                                   ----------
                FINANCIALS (11.9%)
                ------------------
                ASSET MANAGEMENT & CUSTODY BANKS (5.2%)
     504,546    Bank of New York Mellon Corp.                                                          21,221
     295,828    Franklin Resources, Inc.                                                               11,049
     150,222    Julius Baer Group Ltd.*                                                                 6,685
     356,344    State Street Corp.                                                                     22,471
                                                                                                   ----------
                                                                                                       61,426
                                                                                                   ----------
                CONSUMER FINANCE (1.3%)
     231,431    American Express Co.                                                                   15,219
                                                                                                   ----------
                DIVERSIFIED BANKS (2.1%)
      17,556    Credicorp Ltd.                                                                          2,461
     171,829    Erste Group Bank AG*                                                                    4,598
     776,327    Grupo Financiero Banorte S.A. "O"                                                       4,067
     374,052    Itau Unibanco Holding S.A. ADR                                                          2,996
     535,800    Kasikornbank Public Co. Ltd.                                                            2,640
      52,540    Komercni Banka A/S                                                                      2,066
     733,743    Standard Chartered plc                                                                  5,625
                                                                                                   ----------
                                                                                                       24,453
                                                                                                   ----------
                DIVERSIFIED CAPITAL MARKETS (1.3%)
   1,040,265    UBS Group AG                                                                           16,075
                                                                                                   ----------
                INVESTMENT BANKING & BROKERAGE (1.1%)
      80,581    Goldman Sachs Group, Inc.                                                              12,851
                                                                                                   ----------
                REINSURANCE (0.4%)
      49,663    Swiss Re AG                                                                             4,461
                                                                                                   ----------
                SPECIALIZED FINANCE (0.5%)
      74,023    Deutsche Boerse AG                                                                      6,486
                                                                                                   ----------
                Total Financials                                                                      140,971
                                                                                                   ----------
                HEALTH CARE (19.2%)
                -------------------
                HEALTH CARE EQUIPMENT (8.1%)
     281,610    Medtronic plc                                                                          22,664
      50,693    Sonova Holding AG                                                                       6,767
     267,404    St. Jude Medical, Inc.                                                                 20,954
     199,701    Stryker Corp.                                                                          22,199
     188,152    Zimmer Biomet Holdings, Inc.                                                           22,975
                                                                                                   ----------
                                                                                                       95,559
                                                                                                   ----------

================================================================================

18  | USAA WORLD GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES       SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------
                HEALTH CARE SUPPLIES (2.0%)
      72,493    Cooper Companies, Inc.                                                             $   11,802
      97,516    DENTSPLY SIRONA, Inc.                                                                   6,062
     174,100    Hoya Corp.                                                                              6,143
                                                                                                   ----------
                                                                                                       24,007
                                                                                                   ----------
                LIFE SCIENCES TOOLS & SERVICES (4.0%)
     226,998    Thermo Fisher Scientific, Inc.                                                         34,451
      91,668    Waters Corp.*                                                                          12,609
                                                                                                   ----------
                                                                                                       47,060
                                                                                                   ----------
                PHARMACEUTICALS (5.1%)
     295,396    Bayer AG                                                                               28,144
      61,303    Johnson & Johnson                                                                       6,908
     102,238    Merck KGaA                                                                             10,233
      53,745    Roche Holding AG                                                                       14,107
                                                                                                   ----------
                                                                                                       59,392
                                                                                                   ----------
                Total Health Care                                                                     226,018
                                                                                                   ----------
                INDUSTRIALS (14.8%)
                -------------------
                AEROSPACE & DEFENSE (4.7%)
     262,618    Honeywell International, Inc.                                                          29,894
      84,640    MTU Aero Engines AG                                                                     7,994
     175,180    United Technologies Corp.                                                              17,620
                                                                                                   ----------
                                                                                                       55,508
                                                                                                   ----------
                AGRICULTURAL & FARM MACHINERY (0.1%)
     111,500    Kubota Corp.                                                                            1,642
                                                                                                  -----------
                AIR FREIGHT & LOGISTICS (1.5%)
     177,170    United Parcel Service, Inc. "B"                                                        18,264
                                                                                                  -----------
                AIRPORT SERVICES (0.4%)
      37,839    Aena S.A.*                                                                              5,109
                                                                                                  -----------
                ELECTRICAL COMPONENTS & EQUIPMENT (2.0%)
     182,004    Legrand S.A.                                                                           10,011
     203,480    Schneider Electric SE                                                                  13,156
                                                                                                  -----------
                                                                                                       23,167
                                                                                                   ----------
                HUMAN RESOURCE & EMPLOYMENT SERVICES (0.8%)
     149,253    Adecco S.A.                                                                             9,047
                                                                                                   ----------
                INDUSTRIAL CONGLOMERATES (1.7%)
     117,741    3M Co.                                                                                 19,818
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES       SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------
                RAILROADS (2.4%)
     339,074    Canadian National Railway Co.                                                      $   20,104
      90,536    Union Pacific Corp.                                                                     7,622
                                                                                                   ----------
                                                                                                       27,726
                                                                                                   ----------
                TRADING COMPANIES & DISTRIBUTORS (1.2%)
      78,342    Brenntag AG                                                                             4,194
      66,351    NOW, Inc.*                                                                              1,150
      38,172    W.W. Grainger, Inc.                                                                     8,717
                                                                                                   ----------
                                                                                                       14,061
                                                                                                   ----------
                Total Industrials                                                                     174,342
                                                                                                   ----------
                INFORMATION TECHNOLOGY (11.0%)
                ------------------------------
                COMMUNICATIONS EQUIPMENT (0.7%)
     287,122    Cisco Systems, Inc.                                                                     8,341
                                                                                                   ----------
                DATA PROCESSING & OUTSOURCED SERVICES (2.6%)
     156,419    PayPal Holdings, Inc.*                                                                  5,911
     319,415    Visa, Inc. "A"                                                                         25,215
                                                                                                   ----------
                                                                                                       31,126
                                                                                                   ----------
                ELECTRONIC COMPONENTS (0.7%)
     138,480    Amphenol Corp. "A"                                                                      8,131
                                                                                                   ----------
                INTERNET SOFTWARE & SERVICES (0.6%)
     280,681    eBay, Inc.*                                                                             6,865
                                                                                                   ----------
                IT CONSULTING & OTHER SERVICES (2.8%)
     246,725    Accenture plc "A"                                                                      29,353
      57,396    Cognizant Technology Solutions Corp. "A"*                                               3,526
                                                                                                   ----------
                                                                                                       32,879
                                                                                                   ----------
                SEMICONDUCTORS (0.7%)
     173,039    Microchip Technology, Inc.                                                              8,943
                                                                                                   ----------
                SYSTEMS SOFTWARE (2.3%)
      69,160    Check Point Software Technologies Ltd.*                                                 5,877
     522,270    Oracle Corp.                                                                           20,995
                                                                                                   ----------
                                                                                                       26,872
                                                                                                   ----------
                TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.6%)
       6,197    Samsung Electronics Co. Ltd.                                                            6,718
                                                                                                   ----------
                Total Information Technology                                                          129,875
                                                                                                   ----------
                MATERIALS (5.7%)
                ----------------
                FERTILIZERS & AGRICULTURAL CHEMICALS (1.1%)
     112,875    Monsanto Co.                                                                           12,695
                                                                                                   ----------

================================================================================

20  | USAA WORLD GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES       SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------

                INDUSTRIAL GASES (2.7%)
      45,877    Air Liquide S.A.                                                                   $    4,927
     111,299    Linde AG                                                                               16,656
      94,250    Praxair, Inc.                                                                          10,354
                                                                                                   ----------
                                                                                                       31,937
                                                                                                   ----------
                SPECIALTY CHEMICALS (1.9%)
     203,186    Akzo Nobel N.V.                                                                        13,791
      69,172    International Flavors & Fragrances, Inc.                                                8,923
                                                                                                   ----------
                                                                                                       22,714
                                                                                                   ----------
                Total Materials                                                                        67,346
                                                                                                   ----------
                Total Common Stocks                                                                 1,171,088
                                                                                                   ----------
                Total Equity Securities (cost: $808,607)                                            1,171,088
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                               COUPON
(000)                                                                 RATE         MATURITY
-------------------------------------------------------------------------------------------------------------
                MONEY MARKET INSTRUMENTS (0.5%)

                DISCOUNT NOTES (0.2%)

                U.S. GOVERNMENT (0.2%)
                ----------------------
$      2,542    Federal Home Loan Bank                                0.00%(a)     6/01/2016            2,542
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------
                MONEY MARKET FUNDS (0.3%)
   2,912,712    State Street Institutional Liquid Reserves Fund Premier Class, 0.45%(b)                 2,913
                                                                                                   ----------
                Total Money Market Instruments (cost: $5,455)                                           5,455
                                                                                                   ----------

                TOTAL INVESTMENTS (COST: $814,062)                                                 $1,176,543
                                                                                                   ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------------
($ IN 000s)                                    VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1         LEVEL 2          LEVEL 3             TOTAL
----------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                              $1,171,088          $    -               $-        $1,171,088
Money Market Instruments:
  Discount Notes                                      -           2,542                -             2,542
  Money Market Funds                              2,913               -                -             2,913
----------------------------------------------------------------------------------------------------------
Total                                        $1,174,001          $2,542               $-        $1,176,543
----------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

                           FAIR VALUE LEVEL TRANSFERS
                           --------------------------

For the period of June 1, 2015, through May 31, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                       TRANSFERS INTO             TRANSFERS INTO           TRANSFERS INTO
                                             (OUT OF)                   (OUT OF)                 (OUT OF)
ASSETS ($ IN 000s)                            LEVEL 1                    LEVEL 2                  LEVEL 3
----------------------------------------------------------------------------------------------------------
Common Stocks(I)                             $501,316                  $(501,316)                       $-
----------------------------------------------------------------------------------------------------------
Total                                        $501,316                  $(501,316)                       $-
----------------------------------------------------------------------------------------------------------

(I)Transferred from Level 2 to Level 1 due to an assessment of events at the beginning of the reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S.
   securities markets. Such adjustments were not made at the end of the current reporting period.

================================================================================

22  | USAA WORLD GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets.
    Investments in foreign securities were 43.7% of net assets at May 31, 2016.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR    American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in
           U.S. dollars.

o   SPECIFIC NOTES

    (a) Zero-coupon security. Rate represents the effective yield at the date of purchase, which is less than 0.01%.

    (b) Rate represents the money market fund annualized seven-day yield at
        May 31, 2016.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $814,062)                            $1,176,543
   Cash denominated in foreign currencies (identified cost of $815)                                805
   Receivables:
       Capital shares sold                                                                         722
       USAA Asset Management Company (Note 6D)                                                       4
       Dividends and interest                                                                    2,598
                                                                                            ----------
          Total assets                                                                       1,180,672
                                                                                            ----------
LIABILITIES
   Payables:
       Securities purchased                                                                        123
       Capital shares redeemed                                                                     606
   Accrued management fees                                                                         744
   Accrued transfer agent's fees                                                                    54
   Other accrued expenses and payables                                                             189
                                                                                            ----------
          Total liabilities                                                                      1,716
                                                                                            ----------
               Net assets applicable to capital shares outstanding                          $1,178,956
                                                                                            ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                          $  795,213
   Accumulated undistributed net investment income                                               6,409
   Accumulated net realized gain on investments                                                 14,914
   Net unrealized appreciation of investments                                                  362,481
   Net unrealized depreciation of foreign currency translations                                    (61)
                                                                                            ----------
               Net assets applicable to capital shares outstanding                          $1,178,956
                                                                                            ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,157,148/42,548 shares outstanding)                     $    27.20
                                                                                            ==========
       Institutional Shares (net assets of $5,228/193 shares outstanding)                   $    27.14
                                                                                            ==========
       Adviser Shares (net assets of $16,580/611 shares outstanding)                        $    27.13
                                                                                            ==========

See accompanying notes to financial statements.

================================================================================

24  | USAA WORLD GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,191)                                        $ 22,837
   Interest                                                                                         18
                                                                                              --------
       Total income                                                                             22,855
                                                                                              --------
EXPENSES
   Management fees                                                                               8,906
   Administration and servicing fees:
       Fund Shares                                                                               1,704
       Institutional Shares*                                                                         4
       Adviser Shares                                                                               30
   Transfer agent's fees:
       Fund Shares                                                                               2,141
       Institutional Shares*                                                                         4
       Adviser Shares                                                                               19
   Distribution and service fees (Note 6F):
       Adviser Shares                                                                               50
   Custody and accounting fees:
       Fund Shares                                                                                 226
       Institutional Shares*                                                                         1
       Adviser Shares                                                                                5
   Postage:
       Fund Shares                                                                                 145
       Adviser Shares                                                                                2
   Shareholder reporting fees:
       Fund Shares                                                                                  70
   Trustees' fees                                                                                   28
   Registration fees:
       Fund Shares                                                                                  46
       Institutional Shares*                                                                        20
       Adviser Shares                                                                               20
   Professional fees                                                                               141
   Other                                                                                            21
                                                                                              --------
           Total expenses                                                                       13,583
                                                                                              --------
   Expenses reimbursed:
       Institutional Shares*                                                                       (17)
                                                                                              --------
           Net expenses                                                                         13,566
                                                                                              --------
NET INVESTMENT INCOME                                                                            9,289
                                                                                              --------

*Institutional Shares commenced operations on August 7, 2015.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments (net of foreign taxes withheld of $1)                                      $ 23,121
       Foreign currency transactions                                                              (120)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                             (64,830)
       Foreign currency translations                                                                55
                                                                                              --------
           Net realized and unrealized loss                                                    (41,774)
                                                                                              --------
   Decrease in net assets resulting from operations                                           $(32,485)
                                                                                              ========

See accompanying notes to financial statements.

================================================================================

26  | USAA WORLD GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

------------------------------------------------------------------------------------------------------
                                                                            2016                  2015
------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                              $    9,289            $   10,545
   Net realized gain on investments                                       23,121                25,085
   Net realized loss on foreign currency transactions                       (120)                  (70)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                       (64,830)               23,130
       Foreign currency translations                                          55                   (47)
                                                                      --------------------------------
       Increase (decrease) in net assets resulting
            from operations                                              (32,485)               58,643
                                                                      --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                        (8,171)              (11,513)
       Institutional Shares*                                                 (45)                    -
       Adviser Shares                                                        (42)                 (213)
                                                                      --------------------------------
            Total distributions of net investment income                  (8,258)              (11,726)
                                                                      --------------------------------
   Net realized gains:
       Fund Shares                                                       (23,403)              (17,567)
       Institutional Shares*                                                 (97)                    -
       Adviser Shares                                                       (353)                 (372)
                                                                      --------------------------------
            Total distributions of net realized gains                    (23,853)              (17,939)
                                                                      --------------------------------
       Distributions to shareholders                                     (32,111)              (29,665)
                                                                      --------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                            11,202                51,994
   Institutional Shares*                                                   5,505                     -
   Adviser Shares                                                         (8,861)                4,565
                                                                      --------------------------------
       Total net increase in net assets from capital
            share transactions                                             7,846                56,559
                                                                      --------------------------------
   Net increase (decrease) in net assets                                 (56,750)               85,537

NET ASSETS
   Beginning of year                                                   1,235,706             1,150,169
                                                                      --------------------------------
   End of year                                                        $1,178,956            $1,235,706
                                                                      ================================
Accumulated undistributed net investment income:
   End of year                                                        $    6,409            $    5,499
                                                                      ================================

*Institutional Shares commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds.
Additionally, the Fund qualifies as a registered investment company under
Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA World Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: World Growth Fund Shares (Fund
Shares), World Growth Fund Adviser Shares (Adviser Shares), and effective August
7, 2015, a new share class designated World Growth Fund Institutional Shares
(Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The
Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional
Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from

================================================================================

28  | USAA WORLD GROWTH FUND

================================================================================

time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A.  SECURITY VALUATION - The Trust's Board of Trustees (the Board) has
    established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management
    Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the
    New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

       closing price on the exchange or primary market on which they trade.
       Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the
       Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures.
       In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on events that occur on a fairly regular basis (such as U.S. market movements)

================================================================================

30  | USAA WORLD GROWTH FUND

================================================================================

       are significant and are categorized in Level 2 of the fair value hierarchy.

    3  Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B.  FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted)
    in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C.  FEDERAL TAXES - The Fund's policy is to comply with the requirements of the
    Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D.  INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis.
    Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

E.  FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars,

================================================================================

32  | USAA WORLD GROWTH FUND

================================================================================

    foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F.  EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May
    31, 2016, there were no custodian and other bank credits.

G.  REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    Fund as an addition to paid in capital. For the year ended May 31, 2016, the
    Adviser Shares charged redemption fees in an amount less than $500.

H.  INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The
    Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I.  USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

================================================================================

34  | USAA WORLD GROWTH FUND

================================================================================

For the year ended May 31, 2016, the Fund paid CAPCO facility fees of $7,000, which represents 1.7% of the total fees paid to CAPCO by the USAA Funds. The
Fund had no borrowings under this agreement during the year ended May 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.
generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, foreign capital gain tax reclass, and distributions adjustments resulted in reclassifications to the Statement of
Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $121,000.
These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2016, and
2015, was as follows:

                                                2016                     2015
                                             -----------------------------------
Ordinary income*                             $ 8,946,000             $14,819,000
Long-term realized capital gain               23,165,000              14,846,000
                                             -----------             -----------
   Total distributions paid                  $32,111,000             $29,665,000
                                             ===========             ===========

As of May 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                         6,413,000
Undistributed long-term capital gains                                 15,797,000
Accumulated capital and other losses                                     (54,000)
Unrealized appreciation of investments                               361,592,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended May 31, 2016, the Fund deferred to June 1, 2016, post October capital losses of $54,000.

For the year ended May 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the
Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2016, were $117,231,000 and
$119,298,000, respectively.

As of May 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $814,891,000.

Gross unrealized appreciation and depreciation of investments as of May 31,
2016, for federal income tax purposes, were $391,630,000 and $29,978,000, respectively, resulting in net unrealized appreciation of $361,652,000.

================================================================================

36  | USAA WORLD GROWTH FUND

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At May 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                        YEAR ENDED                       YEAR ENDED
                                                       MAY 31, 2016                     MAY 31, 2015
-----------------------------------------------------------------------------------------------------------
                                                 SHARES            AMOUNT          SHARES            AMOUNT
                                                 ----------------------------------------------------------
FUND SHARES:
Shares sold                                       5,786         $ 155,150           7,452         $ 207,878
Shares issued from reinvested dividends           1,176            31,173           1,028            28,632
Shares redeemed                                  (6,553)         (175,121)         (6,641)         (184,516)
                                                 ----------------------------------------------------------
Net increase from capital
  share transactions                                409         $  11,202           1,839         $  51,994
                                                 ==========================================================
INSTITUTIONAL SHARES
(COMMENCED ON AUGUST 7, 2015):
Shares sold                                         195         $   5,556               -         $       -
Shares issued from reinvested dividends               -                 -               -                 -
Shares redeemed                                      (2)              (51)              -                 -
                                                 ----------------------------------------------------------
Net increase from capital
  share transactions                                193         $   5,505               -         $       -
                                                 ==========================================================
ADVISER SHARES:
Shares sold                                          66         $   1,797             207         $   5,734
Shares issued from reinvested dividends               7               176              13               362
Shares redeemed*                                   (401)          (10,834)            (55)           (1,531)
                                                 ----------------------------------------------------------
Net increase (decrease) from capital
  share transactions                               (328)        $  (8,861)            165         $   4,565
                                                 ==========================================================

*Net of redemption fees, if any.

(6) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES - The Manager provides investment management services to the
    Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The
    Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser can range from 0% to 100%
    of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Global Funds Index. The Lipper Global Funds
    Index tracks the total return performance of the 30 largest funds in the
    Lipper Global Funds category. For the Fund Shares and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares commenced on
    August 7, 2015, and includes the performance of the Fund Shares and Adviser
    Shares for periods prior to August 7, 2015. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                     ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                  (IN BASIS POINTS)(1)
    ----------------------------------------------------------------------------
    +/- 100 to 400                                        +/- 4
    +/- 401 to 700                                        +/- 5
    +/- 701 and greater                                   +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance

================================================================================

38  | USAA WORLD GROWTH FUND

================================================================================

    period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended May 31, 2016 (and for the period from August 7, 2015, to
    May 31, 2016, for the Institutional Shares), the Fund incurred total management fees, paid or payable to the Manager, of $8,906,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $203,000, less than $500, and $3,000, respectively.
    For the Fund Shares, Institutional Shares, and Adviser Shares, the
    performance adjustments were 0.02%, less than 0.01%, and 0.02%, respectively.

B.  SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment
    Subadvisory Agreement with MFS Investment Management (MFS), under which MFS directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays MFS a subadvisory fee based on the aggregate average net assets in the USAA World Growth Fund and the USAA International
    Fund combined, in an annual amount of 0.33% on the first $2 billion of assets, 0.30% of assets over $2 billion and up to $3 billion, and 0.25% on assets over $3 billion. For the year ended May 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to MFS, of $3,580,000.

C.  ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the
    Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and
    0.10% of average net assets of the Institutional Shares.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    For the year ended May 31, 2016 (and for the period from August 7, 2015, to
    May 31, 2016, for the Institutional Shares), the Fund Shares, Institutional
    Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,704,000, $4,000, and $30,000, respectively.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2016, the Fund reimbursed the Manager $31,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D.  EXPENSE LIMITATION - The Manager agreed, through October 1, 2016, to limit the total annual operating expenses of the Institutional Shares to 1.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the
    Institutional Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1,
    2016, without approval of the Board, and may be changed or terminated by the
    Manager at any time after that date. For the period ended May 31, 2016, the
    Institutional Shares incurred reimbursable expenses of $17,000, of which
    $4,000 was receivable from the Manager.

E.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder
    Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of
    $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2016 (and for the period from August 7, 2015, to May 31, 2016, for the Institutional Shares),
    the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $2,141,000, $4,000 and $19,000, respectively.

================================================================================

40  | USAA WORLD GROWTH FUND

================================================================================

F.  DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
    (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser
    Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2016, the Adviser Shares incurred distribution and service
    (12b-1) fees of $50,000.

G.  UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive
    12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2016,
USAA and its affiliates owned 173,000 Institutional Shares and 315,000 Adviser
Shares, which represents 90.0% of the Institutional Shares outstanding, 51.6% of the Adviser Shares outstanding, and 1.1% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                    YEAR ENDED MAY 31,
                                ----------------------------------------------------------------------------------
                                      2016              2015              2014              2013              2012
                                ----------------------------------------------------------------------------------
Net asset value at
  beginning of period           $    28.69        $    28.00        $    24.24          $  18.41          $  20.41
                                ----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .21               .24               .20               .19               .17
  Net realized and
    unrealized gain (loss)            (.95)             1.16              4.19              5.85             (2.01)
                                ----------------------------------------------------------------------------------
Total from investment
  operations                          (.74)             1.40              4.39              6.04             (1.84)
                                ----------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (.19)             (.28)             (.19)             (.20)             (.16)
  Realized capital gains              (.56)             (.43)             (.44)             (.01)                -
                                ----------------------------------------------------------------------------------
Total distributions                   (.75)             (.71)             (.63)             (.21)             (.16)
                                ----------------------------------------------------------------------------------
Net asset value at
  end of period                 $    27.20        $    28.69        $    28.00          $  24.24          $  18.41
                                ==================================================================================
Total return (%)*                    (2.49)             5.10             18.24             32.93             (8.95)
Net assets at end
  of period (000)               $1,157,148        $1,208,909        $1,128,586          $879,178          $615,644
Ratios to average
  net assets:**
  Expenses (%)(a)                     1.17              1.17              1.19              1.25              1.30
  Net investment
    income (%)                         .81               .91               .75               .93               .96
Portfolio turnover (%)                  10                 9                 9                12                12

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $1,135,658,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                         -                 -              (.00%)(+)         (.00%)(+)         (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

42  | USAA WORLD GROWTH FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                       PERIOD ENDED
                                                                          MAY 31,
                                                                       -------------
                                                                            2016***
                                                                       -------------
Net asset value at beginning of period                                    $28.83
                                                                          ------
Loss from investment operations:
  Net investment income                                                      .24
  Net realized and unrealized loss                                         (1.11)
                                                                          ------
Total from investment operations                                            (.87)
                                                                          ------
Less distributions from:
  Net investment income                                                     (.26)
  Realized capital gains                                                    (.56)
                                                                          ------
Total distributions                                                         (.82)
                                                                          ------
Net asset value at end of period                                          $27.14
                                                                          ======
Total return (%)*                                                          (2.92)
Net assets at end of period (000)                                         $5,228
Ratios to average net assets:**
  Expenses (%)(a)                                                           1.10
  Expenses, excluding reimbursements (%)(a)                                 1.54
  Net investment income (%)(a)                                              1.11
Portfolio turnover (%)                                                        10

   * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
  ** For the year ended May 31, 2016, average net assets were $4,691,000.
 *** Institutional Shares commenced operations on August 7, 2015.
 (a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                       YEAR ENDED MAY 31,
                                      -------------------------------------------------------------------------------
                                         2016              2015              2014              2013              2012
                                      -------------------------------------------------------------------------------
Net asset value at
  beginning of period                 $ 28.55           $ 27.90           $ 24.17            $18.37            $20.38
                                      -------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .14               .19               .18               .13               .12
  Net realized and
    unrealized gain (loss)               (.93)             1.13              4.16              5.82             (2.01)
                                      -------------------------------------------------------------------------------
Total from investment
  operations                             (.79)             1.32              4.34              5.95             (1.89)
                                      -------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.07)             (.24)             (.17)             (.14)             (.12)
  Realized capital gains                 (.56)             (.43)             (.44)             (.01)                -
                                      -------------------------------------------------------------------------------
Total distributions                      (.63)             (.67)             (.61)             (.15)             (.12)
                                      -------------------------------------------------------------------------------
Redemption fees added to
  beneficial interests                    .00(b)            .00(b)              -                 -                 -
                                      -------------------------------------------------------------------------------
Net asset value at end
  of period                           $ 27.13           $ 28.55           $ 27.90            $24.17            $18.37
                                      ===============================================================================
Total return (%)*                       (2.72)             4.84             18.08             32.47             (9.26)
Net assets at end of
  period (000)                        $16,580           $26,797           $21,583            $8,490            $5,808
Ratios to average net assets:**
  Expenses (%)(a)                        1.42              1.38(c)           1.35              1.60              1.60
  Expenses, excluding
    reimbursements (%)(a)                1.42              1.38              1.35              1.63              1.76
  Net investment income (%)               .49               .72               .64               .59               .64
Portfolio turnover (%)                     10                 9                 9                12                12

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2016, average net assets were $19,845,000.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                            -                 -              (.00%)(+)         (.00%)(+)         (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Represents less than $0.01 per share.
(c) Prior to October 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.60% of the Adviser Shares'
    average net assets.

================================================================================

44  | USAA WORLD GROWTH FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service
(12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2015, through May
31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of
5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical"
is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING              ENDING                DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE           DECEMBER 1, 2015 -
                                       DECEMBER 1, 2015        MAY 31, 2016             MAY 31, 2016
                                       -----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00            $1,011.10                   $5.88

Hypothetical
  (5% return before expenses)               1,000.00             1,019.15                    5.91

INSTITUTIONAL SHARES
Actual                                      1,000.00             1,011.10                    5.53

Hypothetical
  (5% return before expenses)               1,000.00             1,019.50                    5.55

ADVISER SHARES
Actual                                      1,000.00             1,010.00                    7.14

Hypothetical
  (5% return before expenses)               1,000.00             1,017.90                    7.16

*Expenses are equal to the annualized expense ratio of 1.17% for Fund Shares,
 1.10% for Institutional Shares, and 1.42% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 1.11% for Fund Shares, 1.11% for Institutional
 Shares, and 1.00% for Adviser Shares for the six-month period of December 1,
 2015, through May 31, 2016.

================================================================================

46  | USAA WORLD GROWTH FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22,
2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the
Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement between the Manager and the
Subadviser with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and
the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the
Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the
Manager; and (iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent legal counsel retained by the
Independent Trustees (Independent Counsel) and received materials from such
Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory
Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement
with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

the Board receives and reviews, among other things, information concerning the
Fund's performance and related services provided by the Manager and by the
Subadviser. At the meeting at which the renewal of the Advisory Agreement and
Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the
Fund. However, the Board noted that the evaluation process with respect to the
Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory
Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory
Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the
Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of
Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the
Fund and the Trust.

================================================================================

48  | USAA WORLD GROWTH FUND

================================================================================

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the
Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The
Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The
Board also reviewed the compliance and administrative services provided to the
Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the
Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group"), and (ii) a larger group of investment companies that includes all front-end load and no-load retail open end investment companies with similar investment classifications/objective as the
Fund regardless of asset size, excluding outliers (the "expense universe").
Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

below the median of its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the
Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including the performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement relating to the Fund are paid by the
Manager.

The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee. In considering the Fund's performance, the
Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the
Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 35% of its performance universe for the one-year period ended December 31, 2015, was in the top 25% of its performance universe for the three-year period ended
December 31, 2015, and was in the top 10% of its performance universe for the five- and ten-year periods ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered

================================================================================

50  | USAA WORLD GROWTH FUND

================================================================================

profitability information related to the management revenues from the Fund.
This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The
Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board considered the fact that the Manager pays the Fund's subadvisory fees. The
Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the
Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on their conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services;
(ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv)
the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the
Board, including the Independent Trustees, voted to approve the Subadvisory
Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by
Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The
Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the
Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the
Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the
Manager's

================================================================================

52  | USAA WORLD GROWTH FUND

================================================================================

monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the
Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the
Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the
Fund's performance during the one-, three-, five-, and ten-year periods ended
December 31, 2015, as compared to the Fund's peer group and noted that the
Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the
Subadviser's performance. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the
Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objective and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; and (iv) the
Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory
Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

54  | USAA WORLD GROWTH FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST

--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the
USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A
Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time.
Vacancies on the Board can be filled by the action of a majority of the
Trustees, provided that after filling such vacancy at least two-thirds of the
Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the Funds' Trustees, you may call
(800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the Funds'
statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present);
Director of USAA Asset Management Company (AMCO) (12/11-present); Director of
USAA Investment Management Company (IMCO) (10/09-present); President, IMCO
(10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA
Shareholder Account Services (SAS) (10/09-present); Senior Vice President of
USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present);
Director of FPS (12/13-present); President and Director of USAA Investment
Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President and Director of FAI and FPS (10/09-04/11).
Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research
Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA WORLD GROWTH FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an
investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and
Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley
brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr.
McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since
10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr.
McNamara also has experience serving as a fund director as well as four years'
experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of
Business at Rice University (07/13-present); Associate Professor of Finance at
Jesse H. Jones Graduate School of Business at Rice University (07/01-present);
Academic Director, El Paso Corporation Finance Center at Jesse H. Jones
Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek
brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA WORLD GROWTH FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the
USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds,
        P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee
        Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee
        Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment
Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio
Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President,
Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice
President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG
General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel
(11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13);
Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO,
AMCO, SAS, and ICORP.

================================================================================

60  | USAA WORLD GROWTH FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA
(11/14-present); Executive Director, Lead Securities Attorney, FASG General
Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA
(12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO,
(04/12-present); Director, Tax, USAA (11/09-04/12).

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

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STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA
(04/13-present); Director, Institutional Asset Management Compliance, AMCO
(03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO
(06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the
        Investment Company Act of 1940.

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62  | USAA WORLD GROWTH FUND

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TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
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ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
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UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
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TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
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CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
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INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
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MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
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Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional
Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at
USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These
Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

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                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

 SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA     We know what it means to serve.(R)

   =============================================================================
   23411-0716                                (C)2016, USAA. All rights reserved.

ITEM 2. CODE OF ETHICS.
On September 24, 2014, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.
No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board’s audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 54 funds in all. Only 14 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant’s independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2016, and 2015 were $434,610 and $414,490, respectively.
(b)	AUDIT RELATED FEE. All services are required to be pre-approved. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2016, and 2015 were $70,020 and $67,300, respectively. All services were preapproved by the Audit Committee.
(c)	TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for assistance with PFIC Analyzer Service, foreign tax compliance, tax consulting services, and foreign tax reclaim filings for fiscal years ended May 31, 2016, and 2015 were $77,043 and $156,469, respectively.
(d)	ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2016, and 2015.
(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.
(2) Not applicable.
(f)	Not applicable.
(g)	The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, the Registrant’s investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO),and the Funds' transfer agent, SAS, for May 31, 2016, and 2015 were $220,063 and $482,779, respectively.
(h)	Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2016 and 2015 that were not required to be pre-approved by the Registrant’s Audit Committee because the services were not directly related to the operations of the Registrant’s Funds. The Board of Trustees will consider Ernst & Young LLP’s independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Filed as part of the report to shareholders.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not Applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.
ITEM 11. CONTROLS AND PROCEDURES
The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust’s internal controls or in other factors that could significantly affect the Trust’s internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust’s Board in approving the Trust’s advisory agreements.
ITEM 12. EXHIBITS.
(a)	(1).Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:
CODE OF ETHICS
FOR PRINCIPAL EXECUTIVE OFFICER
AND SENIOR FINANCIAL OFFICERS
USAA MUTUAL FUNDS TRUST
I. PURPOSE OF THE CODE OF ETHICS
USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.
The purpose of the Code is to promote:
- honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;

- full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
- compliance with applicable laws and governmental rules and regulations;
- prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
- accountability for adherence to the Code.
Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.
II. CONFLICTS OF INTEREST
A. DEFINITION OF A CONFLICT OF INTEREST.
A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.
Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as “affiliated persons” of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.
Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.
B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.
Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.
Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:
- use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
- cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
- accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
- accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.

- EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).
Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:
- service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
- the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
- the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
- any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
- any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.
III. DISCLOSURE AND COMPLIANCE REQUIREMENTS
- Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
- Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
- Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
- Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
- A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
- A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.
IV. REPORTING AND ACCOUNTABILITY
A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.
B. REQUIRED REPORTS
- EACH COVERED OFFICER MUST:
- Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
- Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.
- THE CHIEF LEGAL OFFICER MUST:

- report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
- report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.
C. INVESTIGATION PROCEDURES
The Funds will follow these procedures in investigating and enforcing this Code:
- INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
- INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
- STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
- VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
- The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.
V. OTHER POLICIES AND PROCEDURES
This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.
VI. AMENDMENTS
Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.
VII. CONFIDENTIALITY AND DOCUMENT RETENTION
The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent

Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.
Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.
Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: June 25, 2003.
Approved and adopted by the Board of Trustees of USAA Life Investment Trust: August 20, 2003.
Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.
Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.
Approved and adopted as amended by the Board of Trustees of USAA Life Investment Trust: December 8, 2005.
Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.
Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust: September 13, 2006.
Approved and adopted by IMCO's Code of Ethics Committee: August 28, 2007.
Approved and adopted by the Investment Code of Ethics Committee: August 29, 2008.
Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds Trust: September 19, 2008.
Approved and adopted by the Investment Code of Ethics Committee: August 17, 2009.
Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust: September 24, 2009.
Approved and adopted by the Investment Code of Ethics Committee: August 31, 2010.
Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust: September 22, 2010.
Approved and adopted by the Investment Code of Ethics Committee: August 22, 2011.
Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust: September 20, 2011.
Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.
Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust: September 27, 2012.
Approved and adopted by the Investment Code of Ethics Committee: August 23, 2013
Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust: September 25, 2013
Approved and adopted by the Investment Code of Ethics Committee: August 27, 2014
Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust: September 24, 2014
Approved and adopted by the Investment Code of Ethics Committee: August 24, 2015
Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust: September 22, 2015
APPENDIX A
COVERED OFFICERS
PRESIDENT
TREASURER
(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2016
By:* /s/ Daniel J. Mavico
Daniel J. Mavico
Assistant Secretary
Date: 07/27/2016
By:	/s/ Daniel S. McNamara Daniel S. McNamara President	Date: 07/26/2016
By:	/s/ Roberto Galindo, Jr. Roberto Galindo, Jr. Treasurer	Date: 07/25/2016
*Print the name and title of each signing officer under his or her signature.